UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Ave., N.W., 2nd Floor

Washington, D.C. 20036-1800

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 - December 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2004 Certified

Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

EQ Advisors Trust Annual Report

December 31, 2004

A Message from the Chairman of EQ Advisors Trust

Dear Policyholder,

We are pleased to provide this annual report to investors of EQ Advisors Trust. The report summarizes investment trends and results for 2004, which concluded with a strong rally in global stock markets and better than expected bond market performance, given a series of rate increases by the Federal Reserve.

The U.S. stock market extended the rally that began in 2003 for a second straight year as the S&P 500 Index returned 10.9% for 2004. However, most of the total return was contributed in a strong fourth quarter. For yet another year, value stocks were stronger than growth and small-cap stocks beat large-cap. Among top-performing major U.S. stock market indexes, the Russell 2000 Index of small-cap stocks returned 18.3% for the year, while the Russell 2000 Value Index earned 22.3%.

Another major theme in global investment markets was the weakness of the U.S. dollar. Over the past two years, the dollar has declined against the euro from near parity to an all-time low of just 0.74 euro per dollar on December 27, 2004. The fading dollar boosted returns in international equities (when measured in dollars) and the MSCI EAFE benchmark of developed foreign markets returned 20.3% for all of 2004. The MSCI Emerging Markets Index performed even better for the year, up 26.0%.

The Federal Reserve raised rates five times from July through December after four years of no rate increases. Bond investors were justifiably anxious about the impact on prices and performance, but bonds survived the year in relatively good shape. The Lehman Brothers Aggregate Bond Index returned 4.3% for the full year, while the Lehman Brothers High Yield U.S. Corporate Index, which measures the performance of below investment grade securities, was up 11.1% for the year.

In this report, you can learn about the performance and recent strategies of the Trust’s portfolios. As you evaluate this information, keep in mind the ability to diversify your assets by combining several choices with the help of your financial professional. As always, you should look to your financial professional for personal assistance and answers to any questions you may have about your investment options. In addition, please refer to the prospectus supplement(s) included in this report for important information about the investment options offered under your policy.

We appreciate the confidence you have placed in us and wish you great investment success in 2005.

Sincerely,

Steven M. Joenk
Chairman, President and Chief Executive Officer
EQ Advisors Trust

GE-31100 (1/05)

Past performance is not indicative of future results.

2004 Market Overview

DOMESTIC EQUITIES

The U.S. equity market erupted in the fourth quarter, with stocks finishing 2004 on a high note. Led by Technology, Consumer, and Utility stocks, the benchmark S&P 500 rallied 8.7% in the final three months of the year, accounting for most of the total return for the year. Receding energy prices combined with stable long-term interest rates and strong third quarter profit reports underpinned equities’ advance, despite ongoing short-term interest rate hikes by the Federal Reserve. Steady employment trends, resilient consumer demand, and the definitive outcome of the Presidential election lent additional support.

The strong fourth quarter masked an otherwise challenging and sometimes frustrating nine months of see-sawing, during which stocks essentially consolidated the strong gains registered in 2003. After starting 2004 with solid upward momentum, gains eroded steadily beginning in February, as investors began to anticipate rising interest rates following two exceptionally strong quarters of GDP growth. Fueled by a spike in bond yields that pushed the ten year Treasury note to 4.87% from 4.25% at the end of 2003, weakness in equities persisted into the third quarter, by which time oil was soaring towards $50 per barrel and the Federal Reserve began a series of interest rate hikes. Despite mounting headwinds, including considerable election uncertainty and an unexpected slowdown in job creation, consumers continued to spend, businesses continued to invest, and GDP growth remained solid. Both bonds and stocks regained their footing in the third quarter. The yield on the ten year Treasury note fell to 4.00% and the S&P 500 Index managed to close the September quarter 1.27% to the plus side on the year.

On the equity side, growth stocks staged a comeback in the year’s final month, but value trounced growth in 2004. The S&P/Barra Value Index returned 15.3%, more than two and one-half times the 5.8% return for the S&P/Barra Growth Index. In terms of size, smaller was clearly better in 2004 across the board. The Russell 2000 Index gained 18.3% for the year versus 11.5% for the large capitalization Russell 1000 Index, while the small-cap S&P 600 doubled the return on the S&P 500 (22.8% versus 10.7%).

INTERNATIONAL EQUITIES

International equity markets ended 2004 on a high note, posting solid returns for the fourth quarter and the year. Softer oil prices and a definitive result to the U.S. Presidential election helped market sentiment. Exchange rate fluctuations played a major role, as the dollar fell against the euro and other major currencies. The strongest sectors were Utilities and Energy, while the weakest were Information Technology and Health Care. In dollar-terms, two relatively minor countries in the index were the top performers for the year: Austria and Norway. On the other end of the spectrum, Finland and the Netherlands were the bottom performing developed markets countries for the year.

FIXED INCOME

Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year, where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 4.34 percent for the year, despite a tightening cycle by the Federal Reserve that began in May. The central bank raised the federal funds rate five times during the year for a total of 125 basis points. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

Past performance is no guarantee of future results. The following pages may include opinions of the different advisers of EQ Advisors Trust, and do not represent a recommendation of any particular security, strategy, or investment product. Such opinions are subject to change without notice.

NOTES ON PERFORMANCE

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA and/or Class IB shares of each Portfolio of EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 1994, through December 31, 2004. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Lehman Brothers Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Lehman Brothers Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Lehman Brothers Intermediate Government/Credit Bond Index

An unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and ten years.

Lehman Brothers Long Government/Credit Bond Index

An unmanaged benchmark representing the long-term, investmentgrade U.S. bond market.

Lehman Brothers U.S. Corporate Bond High Yield Index

An unmanaged index that includes the universe of fixed rate, noninvestment grade debt.

Lehman Brothers U.S. Universal Index

An unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Index.

Lehman Brothers 1-3 Year Government/Credit Index

An unmanaged index that represents all U.S. Treasury and agency securities with maturities ranging from 1-3 years.

Merrill Lynch U.S. High Yield Master Cash Pay Only Index

Measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

An unmanaged index considered representative of stock markets of developing countries.

Morgan Stanley Capital International (MSCI) World Index

an unmanaged index comprised of 1,456 of the largest publicly traded companies around the world based on market capitalization.

Prime Commercial Rate Paper - 30-Day Index

An index of short-term, unsecured promissory notes. They usually are in denominations of $100,000, $250,000, $500,000 or $1 million and reach maturity 90 days from their time of issuance. This rate describes the average of the most representative daily offering rate quoted by dealers for the week closest to the end of each month.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

NOTES ON PERFORMANCE

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index

An unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) MidCap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid-caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-caps and small-caps. It covers approximately 7% of the U.S. equities market.

Treasury Bill

A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.
Portfolio – IA Shares	14.40%	(2.47)%	11.76%	13.17	%*
Portfolio – IB Shares	14.12	(2.72)	11.58	12.92	**
S&P 500 Index	10.88	(2.30)	12.07	12.61	*

*	Date of inception 1/13/76
**	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.40% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection was very broadly positive for the year as nine of the ten sectors where the portfolio had exposure had positive stock selection contributions.

•	Consumer Discretionary stocks were an area of particular strength in stock selection, including overweights in Wynn Resorts and eBay.

•	Sector selection was a net positive contributor with an overweight in Energy, which rose along with oil prices.

What hurt performance during the year

•	Utilities was the only sector where stock selection was negative, due mostly to a modest overweight in Northeast Utilities.

•	The portfolio’s significant overweight in Technology was not rewarded during the year.

Advisor Outlook

In our view, even after the gains in 2004, the U.S. equity market continues to appear reasonably priced given that the profitability of U.S. companies neared record levels in 2004 and we believe should continue to rise in 2005. Even more importantly, their aggregate free cash flow has risen to almost double the previous peak. However, capital spending has lagged far behind as company managements have conserved their cash or used it to pay down debt rather than invest in their businesses.

EQ/ALLIANCE COMMON STOCK PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	25.5%
Financials	19.7
Consumer Discretionary	13.1
Health Care	9.9
Industrials	9.4
Energy	8.0
Consumer Staples	5.6
Telecommunication Services	4.3
Utilities	2.1
Materials	1.4
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,076.50	$2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.57	2.59
Class IB
Actual	1,000.00	1,074.80	3.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.32	3.86

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.51% and 0.76%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.
Portfolio – IA Shares	12.67%	4.57%	12.97%	11.37	%*
Portfolio – IB Shares	12.45	4.32	12.69	11.10	**
Russell 1000 Value Index	16.49	5.27	13.83	11.91	*

*	Date of inception 10/1/93
**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns	for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.67% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 16.49% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection was particularly strong in the Energy sector, with positive contributions from a diverse array of holdings including ConocoPhillips, Occidental Petroleum and Noble Energy.

•	Health Care services also offered positive contributors such as Wellpoint Health Network, Anthem and UnitedHealth Group.

•	The portfolio also benefited from an overweight in Consumer Staples, with Avon and Altria Group providing strong performance within this group.

What hurt performance during the year

•	Performance for the year was hurt by overweights in Media and security selection within that group (most notably Viacom).

•	A large overweight in Health Care detracted from performance, but was somewhat offset by security selection. In Health Care, positions in big-cap pharmaceuticals have been reduced in favor of Health Care services and medical devices.

•	The portfolio’s financial holdings in property and casualty insurance were a detractor from performance (American International Group and Ace, Ltd).

Advisor Outlook

Our in-depth fundamental research has allowed us to identify an array of stock-specific opportunities, the most significant being our overweight in Health Care and our underweight in interest-sensitive groups. We favor names with large international operations and with short durations in their investment portfolios to protect against rising rates. Though these strategies worked against our relative returns in 2004, we expect them to pay off in 2005.

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	26.0%
Consumer Discretionary	18.2
Energy	14.3
Health Care	10.7
Consumer Staples	9.0
Industrials	8.4
Information Technology	5.5
Materials	2.3
Telecommunication Services	1.9
Utilities	1.8
Cash and Other	1.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,086.20	$3.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.10
Class IB
Actual	1,000.00	1,085.10	4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.81	4.37

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.61% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.
Portfolio – IA Shares	2.13%	6.12%	6.23%	6.22	%*
Portfolio – IB Shares	1.97	5.87	5.97	5.95	**
Lehman Brothers Intermediate Government Bond Index	2.33	6.57	6.75	6.70	*

*	Date of inception 4/1/91
**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.13% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 2.33% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Coupon and sector selection within the mortgage sector helped performance.

•	Investments in collateralized mortgage obligations (CMOs) and adjustable rate mortgages (ARMs) added value.

•	Yield curve exposure was a benefit as the portfolio was positioned for a flattening of the yield curve.

What hurt performance during the year

•	The portfolio’s overall duration relative to the benchmark was a key negative contributor to performance.

Advisor Outlook

The Fed has reiterated that they still view rates as very accommodative. It has been surprising to us that the yield curve has flattened so dramatically and that longer rates remain as low as they do despite the strength of the economy. Given this technical situation and the curve flattening that has already taken place, the portfolio has shifted to a more neutral yield curve exposure. We believe continued low volatility should bode well for the certain sectors and, given the current trading range, we are overweighted to the mortgage sector.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	4.2
Weighted Average Coupon	4.7
Weighted Average Modified Duration (Years)*	3.3
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
U.S. Government and Agency	84.7%
Asset Backed Securities	14.6
Cash and Other	0.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,024.50	$2.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.37	2.80
Class IB
Actual	1,000.00	1,022.90	4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.55% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	18.51%	(2.95)%	4.59	%*
Portfolio – IB Shares	18.10	(3.21)	4.30	**
MSCI EAFE Index	20.25	(1.13)	5.56	*

*	Date of inception 4/3/95
**	Investment operations commenced with respect to Class IB shares on May 1, 1997.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 18.51% for the year ending December 31, 2004. The Portfolio’s benchmark, the MSCI EAFE Index, returned 20.25% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Overall, stock selection in Materials, Energy and Consumer stocks helped relative performance in the year. An overweight in several commodity stocks helped. These included steel producers such as Arcelor (France), UK-listed mining company Xstrata, and several oil companies, such as Italy’s Eni.

•	Consumer holdings, including Esprit Holdings, Carnival and Reckitt Benckiser, were also positive contributors to performance, outperforming their sector peers.

•	Auto holdings such as German tire and brake equipment manufacturer Continental, which posted record margins, were also among top contributors.

What hurt performance during the year

•	Overall, underperformance in Technology and Financials shares offset our relative gains.

•	Security selection in Technology hurt as the sector lagged due to tepid IT-spending growth. Specific detractors included Canon, Flextronics and ASML Holdings.

•	Other major negatives included pharmaceutical companies such as GlaxoSmithKline and AstraZeneca, which were hit by worries about downward pressure on drug prices and increased threats of litigation.

Advisor Outlook

Looking ahead, we remain confident in the quality of our holdings and in the portfolio’s potential to outperform. We have been encouraged by signs that are likely to benefit non-U.S. stocks, such as moderate inflation, China’s continued relative strength, and favorable valuations in Japan. But it is important to note that several risks remain in 2005. Despite the recent price drop, energy is still a wildcard, and a potential upward swing in oil costs could still dent growth expectations and fuel a faster-than-anticipated rise in inflation. Meanwhile, a stronger-than-expected drop in the exchange value of the dollar against major currencies could also exacerbate imbalances.

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	25.2%
Consumer Discretionary	18.8
Information Technology	10.6
Health Care	10.5
Materials	8.4
Energy	8.2
Consumer Staples	7.0
Industrials	4.4
Telecommunication Services	3.6
Utilities	1.9
Cash and Other	1.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,145.70	$4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32
Class IB
Actual	1,000.00	1,144.70	5.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	8.61%	(10.39)%	(6.38)%
Portfolio – IB Shares	8.39	(10.62)	(6.61)
Russell 1000 Growth Index	6.30	(9.29)	(4.55)

*	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.61% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Performance benefited from excellent stock selection in the Consumer Discretionary sector, led by eBay and Yahoo.

•	Also contributing positively was stock selection in the Technology sector, led by Marvell Technology.

What hurt performance during the year

•	Relatively weak stock selection in the Financial Services sector had a negative impact on performance.

•	Performance was also hurt by an overweight in the underperforming Technology sector.

Advisor Outlook

In our view, investors are underestimating the outlook for the U.S. economy and corporate profitability, providing us with an unusual opportunity to buy superior growth companies at little valuation premium. On a macro-economic level, fears that the recovery has peaked are belied by significant improvements in most key sentiment indicators—both those that track attitudes among business leaders, and those that measure confidence at the grass-roots level. Despite a seemingly brightened outlook, signs of investor pessimism remain evident in equity valuations. In our view, this degree of wariness for prospects for growth stocks going forward seems unwarranted.

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	35.7%
Consumer Discretionary	20.5
Health Care	19.3
Financials	13.7
Consumer Staples	3.3
Industrials	3.3
Energy	3.0
Cash and Other	1.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04- 12/31/04
Class IA
Actual	$1,000.00	$1,049.30	$4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class IB
Actual	1,000.00	1,048.40	5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	10 Years	Since Incept.
Portfolio – IA Shares	3.95%	7.07%	7.26%	5.89	%*
Portfolio – IB Shares	3.79	6.82	7.01	5.65	**
Lehman Brothers Aggregate
Bond Index	4.34	7.71	7.72	6.53	*

*	Date of inception 10/1/93
**	Investment operations commenced with respect to Class IB shares on July 8, 1998.Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns	for periods greater than one year are annualized

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.95% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.34% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The portfolio’s corporate and mortgage security selection contributed positively to performance.

•	Within the portfolio’s corporate allocation, an overweight in BBB-rated debt and longer term credits was a positive.

•	Within the portfolio’s mortgage allocation, the portfolio had an overweight position in higher-coupon mortgages, which also boosted results.

What hurt performance during the year

•	The largest single negative contributor to performance was the portfolio’s yield curve positioning – specifically, a shorter than benchmark duration.

Advisor Outlook

Over full market cycles, we expect most of our value-added to come from sector and security selection. However, we believe we have entered a period in which yield-curve strategy is likely to be the largest contributor to our relative returns over the next few months. We expect U.S. interest rates to trend higher in 2005 as the Federal Reserve continues to raise official short-term rates. Accordingly, as part of our yield-curve strategy, we are keeping the overall duration of the portfolio versus its benchmark at the lower end of its duration-neutral constraint to help protect against the negative effect of rising interest rates. In addition, although the yield curve has already flattened significantly, the trend has not yet run its course, in our view. Therefore, we have maintained an underweight in the two-year area of the curve. We expect those yields to rise faster than longer rates in 2005.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	7.5
Weighted Average Coupon	4.1
Weighted Average Modified Duration (Years)*	4.0
Weighted Average Rating	AAA-

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ALLIANCE QUALITY BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
U.S. Government and Agency	62.6%
Asset Backed Securities	7.8
Corporate Bonds	19.9
Foreign Government Securities	1.0
Cash and Other	8.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,038.40	$2.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.32	2.85
Class IB
Actual	1,000.00	1,037.90	4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.12

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.56% and 0.81%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	14.27%	2.30%	7.46%
Portfolio – IB Shares	13.96	2.04	7.20
Russell 2500 Growth Index	14.59	(2.32)	7.62

*	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.27% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 2500 Growth Index, returned 14.59% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Absolute returns across all sectors of the portfolio, with the exception of Health Care, were solidly into double digit territory.

•	Stock selection over the twelve-month period was modestly positive as the portfolio enjoyed very strong relative returns in both Technology and Consumer/Commercial Services.

•	Standout performers included Station Casinos, an owner of locals-oriented Las Vegas Casinos; Cognizant Technology, an offshore IT services provider; and Kinetic Concepts, a maker of wound-care equipment and hospital beds.

•	Relative returns benefited from an overweight in Energy, the top-performing sector.

What hurt performance during the year

•	Stock selection was disappointing in the Health Care sector. The four biggest detractors to performance were specialty drug distributor Accredo Health, biopharmaceutical company Nektar Therapeutics, and generic drug makers Impax Labs and Par Pharmaceuticals.

•	Sector allocations overall were negative, as an overweight in the Technology sector and underweights in the Industrials and Financials sectors more than offset the benefit from the overweight in the Energy sector.

•	Given the exceptional performance of more value-oriented strategies, the portfolio’s growth bias detracted from relative returns.

Advisor Outlook

Bolstered by our belief that steady economic growth in 2005 will support healthy earnings growth for many small-to-mid cap growth companies, we are optimistic that small-to-mid cap growth stocks can generate further gains in the year ahead. Providing somewhat of an offset is our belief that valuations may suffer some compression, as investors factor in a plateau in earnings growth and an upward bias to interest rates.

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	31.5%
Industrials	19.7
Health Care	13.9
Consumer Discretionary	12.8
Financials	8.3
Energy	8.2
Telecommunication Services	2.7
Materials	1.7
Cash and Other	1.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,088.90	$4.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class IB
Actual	1,000.00	1,086.70	5.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P. (Bernstein Unit)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	13.74%	5.17%	6.88	%*
Portfolio – IB Shares	13.46	4.99	6.80	**
Russell 1000 Value Index	16.49	5.27	6.99	**

*	Date of inception 5/18/01. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.74% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 16.49% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Technology stocks outpaced the Russell 1000 Value Index during the fourth quarter, largely due to strength from consumer-related stocks. In this environment the portfolio’s exposure to Ingram Micro paid off.

•	Railroad companies Norfolk Southern and Burlington Northern Santa Fe continued to benefit from insufficient capacity in the trucking industry and strong demand for transportation in the U.S.

•	Additional notable contributors for the year included Valero Energy, Sprint, Viacom, Monsanto and Medco Health Solutions.

What hurt performance during the year

•	Several of the portfolio’s holdings whose earnings are more closely tied to corporate spending lagged during the quarter.

•	Additional detractors for the year included Sears Roebuck, Electronic Data Systems, American Axle & Manufacturing, Vishay Intertechnology and General Motors.

Advisor Outlook

Even after the gains in 2004, the U.S. equity market continues to appear reasonably priced in our view. The valuation spread between the cheapest and most expensive stocks, however, remains compressed, reducing the value opportunity. As such, we continue the two-pronged approach that has characterized our strategy for the last year: an emphasis on risk control and on using fundamental research to identify stock-specific opportunities.

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	31.6%
Industrials	12.6
Consumer Discretionary	11.3
Energy	10.7
Information Technology	7.1
Consumer Staples	6.4
Materials	5.6
Utilities	4.9
Telecommunication Services	4.6
Health Care	2.3
Cash and Other	2.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,097.70	$3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	1,096.70	5.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO ADVISERS

•	Calvert Asset Management Co., Inc.

•	Brown Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	3.84%	(4.72)%	(3.34	)%*
Portfolio – IB Shares	3.59	(4.19)	(2.58	)**
Russell 3000 Index	11.95	(1.16)	1.08	**

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 9/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.84% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 3000 Index, returned 11.95% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	In Consumer Staples the performance of CVS Corp., a drug store chain, and the decision to not own beverage stocks were meaningful contributors to performance relative to the benchmark.

•	In Financial Services, the securities and brokerage services companies were the single largest contributing industry. Legg Mason Inc. was one of the portfolio’s highest contributing stocks.

What hurt performance during the year

•	The worst contributing sector this year was Technology. The chip and chip-related stocks that benefited performance in 2003 were the greatest negative in 2004.

•	The worst contributing stock this year was Career Education Corp. (CECO), a for-profit education company.

•	Another large detractor from performance was American International Group Inc. The company was sold after the NY state Attorney General announced an industry investigation into price fixing through “bid rigging.”

Advisor Outlook

We expect short-term rates to increase, driven by Federal Reserve actions, and long-term interest rates to be flat to down slightly, influenced by only modest inflation. We believe that this will remain a stock picker’s market. As always, we employ a bottom-up process in selecting growth stocks based on individual company fundamentals. Our bottom-up approach continues to show overweightings relative to the benchmark in Consumer Discretionary, Technology, and Health Care, all growth-oriented sectors.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	35.3%
Health Care	16.9
Consumer Discretionary	15.2
Industrials	9.5
Consumer Staples	9.5
Financials	8.4
Telecommunication Services	3.2
Energy	1.0
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04- 12/31/04
Class IA
Actual	$1,000.00	$1,022.20	$4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class IB
Actual	1,000.00	1,019.60	5.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO ADVISER*

•	Capital Guardian Trust Company

*	Effective December 13, 2004, Capital Guardian Trust Company replaced Putnam Investment Management, LLC as subadviser, and the portfolio was renamed EQ/Capital Guardian Growth Portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	5.81%	(9.67)%	3.64	%*
Portfolio – IB Shares	5.53	(9.75)	3.74	**
Russell 1000 Growth Index	6.30	(9.29)	4.32	**

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.81% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Information Technology and Consumer Discretionary sectors added to relative performance over the year. In Information Technology, the portfolio benefited by its holdings in Symantec, Adobe System, QUALCOMM and Autodesk, as the stocks made strong gains over the year. In the Consumer Discretionary area, Cablevision System was a notable performer.

•	A slight overweight in the Utilities sector benefited the portfolio over the year.

•	Underweight positions in Eli Lilly and Merck, stocks that declined over the year, also benefited the portfolio on a relative basis.

What hurt performance during the year

•	In general, the portfolio’s holdings in the Industrials and Telecommunication Service sectors hurt performance.

•	A modest overweight in the Information Technology sector was also a negative.

•	Some of the largest detractors from performance included Intel, Pfizer, AstraZeneca and Texas Instruments.

About the Portfolio’s New Adviser

Capital Guardian’s growth discipline centers on an extensive commitment to fundamental research. A large team of experienced equity analysts focuses on gathering in-depth information on companies and industries in the United States and throughout the world. In selecting stocks for the portfolio, the team looks at a number of key criteria, which include superior growth in net earnings, revenues and operating cash flow. If a stock no longer meets at least one of the team’s established criteria, it will be sold. In keeping with Capital Guardian’s bottom-up philosophy, the weightings of any given industry sector reflect the assessments and outlooks of the portfolio managers and research analysts for individual companies within a sector.

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	38.1%
Consumer Discretionary	17.1
Health Care	16.5
Financials	9.1
Consumer Staples	5.0
Industrials	4.7
Energy	3.2
Telecommunication Services	1.1
Utilities	0.7
Cash and Other	4.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,039.60	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	1,038.60	4.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	13.86%	(3.83)%	2.60	%*
Portfolio – IB Shares	13.68	(3.92)	2.56	**
MSCI EAFE Index	20.25	(1.13)	2.29	**

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.86% for the year ending December 31, 2004. The Portfolio’s benchmark, the MSCI EAFE Index, returned 20.25% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection within Telecommunication Services was the main contributor to returns during the year. The top performing securities within this group were: KPN (Netherlands), Bouygues (France) and Telefonica SA (Spain).

•	Stock selection within the Materials sector was also a contributor, with companies having exposure to China doing well during the year. Two notable names within this group are BHP Billiton (Australia) and Holcim (Switzerland).

What hurt performance during the year

•	The year ended with stock selection in Health Care being by far the largest detractor. The majority of the underperformance came from the Pharmaceuticals sector where the portfolio is overweight relative to the benchmark. Health Care accounted for two of the top ten detractors for the year: Astrazeneca (United Kingdom) and Shionogi & Company (Japan).

•	An overweight and stock selection within Information Technology also detracted, as that sector underperformed the market and our top holdings underperformed the Index. The top detractors within this sector include: NEC Corp (Japan), Tokyo Electron (Japan), and STMicroelectronics (France).

•	Elsewhere, stock selection in Financials, Consumer Staples, Industrials and Consumer Discretionary also detracted.

Advisor Outlook

We are encouraged by the improved returns of some of our large holdings and believe the prices of our top research convictions should appreciate in line with our higher-than-consensus earnings expectations. We believe the global economy is settling into a sustainable pace of growth and that energy costs will be less of a factor. In Japan, we still expect a secular recovery despite some near-term weakness and we believe we own stocks that could benefit. In Europe, while we are concerned about domestic demand and the strong euro, we find some structural improvements related to business costs, value across markets, and potential restructuring and industrial consolidation. We believe the portfolio will benefit from a number of holdings whose earnings have substantially improved although their stock prices have yet to do so.

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	24.9%
Consumer Discretionary	12.0
Telecommunication Service	11.0
Health Care	10.0
Information Technology	9.2
Materials	7.6
Consumer Staples	6.9
Industrials	5.6
Energy	5.2
Utilities	2.2
Cash and Other	5.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,120.00	$5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class IB
Actual	1,000.00	1,119.30	6.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.10	6.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.95% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	11.28%	2.72%	3.59	%*
Portfolio – IB Shares	10.89	2.65	3.58	**
S&P 500 Index	10.88	(2.30)	(0.21	)**

*	Date of inception 3/25/02.Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.28% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection within Financials was the main contributor to returns for the year. Top overall performers in this area were SLM Corp, Bank One and Americredit.

•	Results were aided by stock selection in the Telecommunication Services sector. Results were driven by the merger of Sprint PCS and Sprint FON later in the year.

•	Elsewhere, stock selection in Consumer Staples and Industrials was also additive.

•	From a market capitalization perspective, being underweight the largest companies in the Index was a major contributor to overall returns as smaller to mid-capitalization names outperformed the mega-cap stocks for the year.

What hurt performance during the year

•	An overweight and stock selection within Health Care, primarily within large cap pharmaceuticals companies, was the main detractor for the year. Stocks such as Forest Labs, Eli Lilly and Astrazeneca were the main detractors.

•	Stock selection within Consumer Discretionary was also a drag on results, lead by media conglomerate InteractiveCorp, Amazon.com, and Entercom Communications.

Advisor Outlook

Looking ahead, we think GDP and profit growth will moderate but remain healthy. We are optimistic for the coming quarters, though we have longer-term concerns about the swelling budget and trade deficits and their potential impact on the economy. As a result of many individual decisions on stocks, the portfolio in aggregate is underweight the mega-cap stocks and emphasizes relatively smaller companies within the large-cap universe. The portfolio’s largest deviations from the Index on a sector basis are overweight positions in Health Care and underweight positions in Information Technology and Financials.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Health Care	17.4%
Financials	16.7
Information Technology	12.2
Consumer Discretionary	12.0
Industrials	10.6
Energy	9.7
Consumer Staples	8.3
Telecommunication Services	4.0
Materials	3.7
Utilities	1.7
Cash and Other	3.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,065.10	$3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	1,062.40	4.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	9.58%	3.04%	3.31	%*
Portfolio – IB Shares	9.30	2.92	3.24	**
S&P 500 Index	10.88	(2.30)	(0.21	)**

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.58% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

Fiscal Year Ended December 31, 2004

What helped performance during the year

•	The portfolio benefited from stock selection in the Telecommunication Services sector, primarily due to Sprint Corp and the price appreciation tied to the merger of Sprint PCS and Sprint FON late in the year.

•	Despite weakness in the Financials sector, stock selection contributed positively during the year. Top contributors within the sector were SLM Corp, Federal Home Loan Mortgage Corp., and Americredit.

•	Other sectors where stock selection was a net contributor were Consumer Staples and Industrials.

•	While the portfolio benefited from an overweight to Energy, stock selection lagged the market return for that sector.

•	From a market capitalization perspective, being underweight in the largest companies in the index was a major contributor to overall returns as smaller to mid-capitalization names outperformed the mega-cap stocks for the year.

What hurt performance during the year

•	The largest detractor for the year was stock selection within Health Care. Three of the portfolio’s largest holdings (Forest Laboratories, Astrazeneca, and Eli Lilly) were all down for the year.

•	Six of the top ten detracting stocks for the year came from the Information Technology sector. The portfolio’s holdings in the semi-conductor and semi-conductor equipment manufacturer industries were hit particularly hard due to concerns about the timing and size of the recovery in chip demand.

•	Elsewhere stock selection in Consumer Discretionary detracted from results as did holdings in Materials.

Advisor Outlook

Looking ahead, we think GDP and profit growth will moderate but remain healthy. We are optimistic for the coming quarters, though we have longer-term concerns about the swelling budget and trade deficits and their potential impact on the economy. As a result of many individual decisions on stocks, the portfolio in aggregate is underweight the mega-cap stocks and emphasizes relatively smaller companies within the large-cap universe. The portfolio’s largest deviations from the Index on a sector basis include overweight positions in Health Care and underweight positions in Information Technology and Financials.

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	17.8%
Health Care	16.7
Financials	16.2
Consumer Discretionary	10.3
Energy	9.1
Consumer Staples	8.6
Industrials	7.9
Telecommunication Services	3.2
Materials	2.5
Utilities	1.8
Cash and Other	5.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,061.60	$3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	1,060.90	4.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	24.01%	0.67%	2.02	%*
Portfolio – IB Shares	23.58	0.59	2.22	**
MSCI Emerging Markets Free Index	25.95	4.62	3.86	**

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 8/20/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 24.01% for the year ending December 31, 2004. The Portfolio’s benchmark, the MSCI Emerging Markets Free Index, returned 25.95% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	During the year, the Global Emerging Markets benefited from accelerating global growth, supportive macroeconomic policy, local currency strength, rising corporate earnings and improving economic fundamentals.

•	All regions led by Latin America were strong performers. Egypt, Colombia, Hungary, the Czech Republic, Poland, Indonesia, Mexico, South Africa and Turkey were among the best performing countries over the year.

•	The portfolio’s stock selection in Russia, despite a weak country allocation score, was the largest contributor to relative performance.

•	Other strong contributors in the portfolio came from an overweight in the outperforming markets of Egypt, Brazil and Turkey and stock selection in South Africa and Brazil.

What hurt performance during the year

•	Thailand, China and Russia were among the worst performing markets this year given political and economic concerns. Against this backdrop, the portfolio’s stock selection in South Korea and Thailand, coupled with an overweight position in Thailand and Russia, were among the largest detractors to relative performance.

•	The portfolio’s underweight position in the Central European countries of Hungary and the Czech Republic hurt performance.

Advisor Outlook

We maintain our long-term positive outlook for Emerging Markets given relative valuations and fundamentals. We continue to focus on countries where GDP growth, fiscal policy and reform agendas remain strong and on companies with strong management and earnings visibility. We believe the Emerging Markets are in a better position than in past times to withstand the tough global environment. Valuations are cheaper while strong fiscal positions and lower interest rates are a boost to growth prospects. In addition, Emerging Market growth has been both export-driven as well as consumer led, which marks an improvement from investment-led cycles of the late 1990’s.

EQ/EMERGING MARKETS EQUITY PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	21.0%
Telecommunication Services	13.9
Information Technology	12.2
Consumer Discretionary	11.8
Energy	10.0
Materials	9.4
Industrials	7.6
Consumer Staples	6.6
Utilities	2.8
Health Care	0.9
Cash and Other	3.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,273.60	$8.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.34	7.86
Class IB
Actual	1,000.00	1,270.70	10.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.09	9.12

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.55% and 1.80%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO ADVISER

•	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.*
Portfolio – IB Shares	13.83%	(2.59)%	7.10%
S&P 500 Index	10.88	(2.30)	2.01
Russell 1000 Growth Index†	6.30	(9.29)	(1.87)

*	Date of inception 12/1/98
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 1000 Growth Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.83% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Health Care sector was the largest contributor to the portfolio’s performance for the year. UnitedHealth Group was the largest contributor at an individual stock level. Other positive performers in this area were Genentech, Quest Diagnostics, and Zimmer Holdings.

•	Stock selection in the Information Technology sector impacted the portfolio positively. In particular, QUALCOMM and Electronic Arts were the main drivers of this result. Secondarily, maintaining a very limited posture in the Semiconductor industry was a benefit to the portfolio as this area was the most significant detractor from the Index’s return on an industry level.

•	The Financials sector also offered positive contributors such as educational lending company SLM Corporation (Sallie Mae), Countrywide Financial, and Chicago Mercantile Exchange.

•	Select holdings in the Consumer Discretionary sector posted strong returns. In particular, in the Hotels, Restaurants & Leisure industry, stocks such as Four Season Hotels, Mandalay Resort Group, Starbucks, and Royal Caribbean Cruise benefited the Portfolio’s performance. Other stocks in this sector that contributed positively to performance results were eBay, Nike, and homebuilder MDC Corporation.

What hurt performance during the year

•	Throughout the year, the portfolio did not have exposure to the Energy sector, an area that had a positive return for the Index. By not participating in this sector, the Portfolio missed an opportunity for additional positive returns.

•	Both stock selection and an underweight posture had a negative impact on the Portfolio’s performance in the Telecommunications Services sector, which was among the strongest performing sectors of the Index. The Portfolio’s investment in Nextel Communications was the main culprit.

•	While certain industries in the Consumer Discretionary sector performed well for the portfolio, other industries struggled, including Retailing, Media, and Automobiles & Components. In particular, individual holdings such as Tiffany & Company, BMW, Amazon, and Walt Disney Productions each had a material negative impact on performance results.

Advisor Outlook

As of year-end the portfolio’s economic sector allocations emphasized Health Care, Consumer Discretionary, Financials, Industrials, and Information Technology companies. As of year-end, the portfolio had little or no exposure in areas such as Energy, Utilities, and Materials.

EQ/ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Consumer Discretionary	25.6%
Health Care	24.1
Financials	18.0
Industrials	13.4
Information Technology	11.8
Consumer Staples	3.9
Telecommunication Services	1.2
Materials	0.5
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,122.30	$6.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.70	6.50

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.28% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE DEEP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Incept.*
Portfolio – IB Shares	8.90%	19.26%
Russell 1000 Value Index	16.49	25.59	*

*	Date of inception 5/1/03

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.90% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 16.49% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection was strong in the Industrials and Utilities sectors. Within Industrials, much of the positive contribution came from Tyco International, Republic Services, Caterpillar, and Rockwell Automation. Within Utilities, the portfolio’s positions in TXU and Exelon added to relative performance.
•	Overweight allocations to the Industrials and Energy sectors, the two strongest performing sectors in the Index, contributed to relative performance for the year.

What hurt performance during the year

•	Poor security selection in Information Technology, Materials, and Financials detracted from the portfolio’s relative performance. Within these sectors, weak performers included Teradyne, Applied Materials, Intel, Alcoa, St. Paul Travelers, and Fannie Mae.

•	A very substantial overweight allocation to the Health Care sector detracted from the portfolio’s performance for the year.

•	Additional poor performing sectors on a relative basis included Consumer Discretionary, Telecommunication Services, and Consumer Staples.

Advisor Outlook

As we begin 2005, we look for U.S. and global economic growth to decelerate. Investors have exploited much of the risk-based opportunity in the market during 2004, which leads us to focus on long cycle laggards with long-term growth opportunities and better relative valuations. We continue to find opportunities in several areas, particularly those dependent on capital spending. During the last quarter, we added exposure to long cycle names such as Precision Cast Parts, Lear Corporation, and General Dynamics - companies we expect to benefit from continued economic expansion, but whose stocks sell at relatively attractive valuations. We also initiated a position in shares of Sprint, which we anticipate will benefit greatly from the proposed merger with Nextel.

EQ/ENTERPRISE DEEP VALUE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	22.4%
Industrials	13.1
Consumer Discretionary	12.2
Energy	11.3
Health Care	9.3
Materials	8.0
Information Technology	7.2
Consumer Staples	6.2
Utilities	5.6
Telecommunication Services	3.1
Cash and Other	1.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,066.20	$5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.53

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.09% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	TCW Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	13.51%	(1.16)%	10.08%	10.99%
S&P 500 Index	10.88	(2.30)	12.07	12.06
Russell 1000 Growth Index†	6.30	(9.29)	9.59	10.97

*	Date of inception 8/1/88
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 1000 Growth Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.51% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection was strong in the Information Technology sector with positive contributions from Electronic Arts and Network Appliance.

•	The Consumer Discretionary sector also offered positive contributors such as eBay and Starbucks.

What hurt performance during the year

•	There were few significant negative areas in the portfolio in the fourth quarter. In stock selection, our poorest performers were Symantec, and among our smallest weighted positions, AIG and Wal-Mart.

Advisor Outlook

In 2004, like all prior years, our objective was to own a concentrated set of high quality growth companies that are misunderstood by the market yet possess sustainable competitive advantages. We believe in 2005, as the economic recovery matures and earnings growth rates continue to trend back to long-term historical levels investors will care more about individual company performance.

EQ/ENTERPRISE EQUITY PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	40.9%
Consumer Discretionary	28.2
Financials	12.5
Health Care	9.3
Industrials	5.3
Consumer Staples	3.7
Cash and Other	0.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,060.40	$5.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE EQUITY INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	N/A	N/A	1.78	%*
Portfolio – IB Shares	17.88%	3.87%	4.42	**
S&P 500 Index	10.88	(2.30)	2.01	**
Russell 1000 Value Index†	16.49	5.27	6.12	**

*	Investment operations commenced with respect to Class IA shares on December 13, 2004.
**	Date of inception 12/1/98.
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 1000 Value Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.88% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 16.49% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The portfolio’s strategy of investing in stocks with dividend yields higher than that of the S&P 500 Index was a positive.

•	The portfolio’s overweight in Energy, Utility, Consumer Discretionary and Basic Materials sectors during the year contributed positively to returns.

•	Stock selection within selected sectors also helped returns. Holdings of Sunoco and Occidental Petroleum in Energy, TXU Corp. and Edison International in Utilities, Sprint in Telecommunications, Rockwell Automation in Industrials, Harrah’s Entertainment, Reuter’s Group and Starwood Hotel & Resort in Consumer Discretionary, and Monsanto in Basic Materials all appreciated significantly during the year.

What hurt performance during the year

•	The portfolio’s Health Care exposure negatively impacted returns during the year. Specifically, the shares of Merck and Pfizer performed poorly in 2004.

•	The portfolio’s holdings of Nokia, in Information Technology, adversely impacted results.

•	The portfolio’s Consumer Staples holdings underperformed during the year. Specifically, the shares of Albertson’s, the retail grocery chain, and Coca Cola hurt returns.

•	A number of stocks in the Financial Services sector, a major area of exposure for the portfolio, underperformed in 2004. In particular, Citigroup, Washington Mutual, New York Community Bancorp and Aon Corp. negatively impacted performance.

Advisor Outlook

From a macroeconomic perspective, it is our view that the combined impact of Fed interest rate increases and high, sustained energy prices will slow economic growth in 2005. With a slow growth scenario in mind, we intend to maintain a significant portion of the portfolio’s assets in Utility and Financial Services stocks. We will also continue using our disciplined stock selection process to invest in companies with dividend yields greater than that of the S&P 500 Index.

EQ/ENTERPRISE EQUITY INCOME PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	24.8%
Energy	13.6
Industrials	13.1
Consumer Discretionary	10.3
Utilities	9.8
Materials	6.6
Consumer Staples	5.8
Health Care	4.5
Telecommunication Services	4.4
Information Technology	2.2
Cash and Other	4.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,017.80	$0.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,001.50	0.96
Class IB
Actual	1,000.00	1,091.70	5.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

PORTFOLIO ADVISER

•	Rockefeller & Co., Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Incept.*
Portfolio – IB Shares	12.84%	7.31%
MSCI World Index	14.72	7.89

*	Date of inception 1/24/02

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.84% for the year ending December 31, 2004. The Portfolio’s benchmark, the MSCI World Index, returned 14.72% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Consumer Discretionary and Industrial sectors contributed to performance.

•	Also contributing were stock selection and an overweight position in the Financial sector.

What hurt performance during the year

•	An overweight position in the Energy sector detracted from performance.

•	A lack of exposure to Utilities also hurt performance.

•	Stock selection in Health Care was another negative.

Advisor Outlook

As global investors, we focus on how companies fare in an industry context instead of a geographic one - we do not employ country allocation as a primary source of value added. However, we would suggest that 2005 will be a year when U.S. equities, especially those of multi-national corporations, may well perform better than overseas counterparts, even if the dollar continues to weaken. Therefore, identifying companies with well-positioned products and services, combined with a strict valuation discipline, will remain the core of our stock picking philosophy. Our global perspective suggests that 2005 may be a year where the best performing major market will be the U.S., as three years of dollar weakness will provide an incremental competitive advantage to U.S.-based companies. Above all, we remain focused on stock picking and continue to identify good investment opportunities globally.

EQ/ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	25.3%
Industrials	13.1
Consumer Staples	12.0
Health Care	11.9
Information Technology	11.7
Consumer Discretionary	10.1
Energy	9.7
Telecommunication Services	3.0
Materials	2.2
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,093.10	$6.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.60

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	N/A	N/A	0.99	%*
Portfolio – IB Shares	4.10%	(5.49)%	(0.18	)**
S&P 500 Index	10.88	(2.30)	2.01	**
Russell 1000 Growth Index†	6.30	(9.29)	(1.87	)**

*	Investment operations commenced with respect to Class IA shares on December 13, 2004.
**	Date of inception 12/1/98
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 1000 Growth Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.10% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in Consumer Staples was additive, particularly Colgate Palmolive.

•	Stocks that performed well on an individual basis included Electronic Arts, Disney and Caterpillar.

What hurt performance during the year

•	Stock selection in Health Care was not additive, particularly stocks such as Eli Lilly and Boston Scientific.

•	A significant underweight in Information Technology also detracted from performance over the year.

Advisor Outlook

We believe the ongoing expansion in the economy and corporate profits should provide both the opportunity for reward and limit the market’s risk. On the other hand, rising interest rates and a likely significant deceleration in the rate of profit growth limit the market’s potential and create risk for the market. That risk could intensify in the period ahead, with earnings expectations still high and year-over-year comparisons becoming more difficult in 2005 as economic growth moderates. In addition, corporate profitability is at historically high levels, limiting the potential for margin expansion and raising the likelihood of disappointing earnings as the costs of doing business increase and higher pricing is hard to realize. In terms of selection, we continue to favor the shares of high quality growth companies. Based on our valuation work, there is still little premium being paid in the marketplace for the shares of high quality companies that should produce solid earnings growth in a moderating corporate profit growth environment.

EQ/ENTERPRISE GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Health Care	24.4%
Consumer Staples	15.9
Industrials	14.9
Consumer Discretionary	13.8
Information Technology	12.5
Energy	8.4
Financials	8.1
Cash and Other	2.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,009.90	$0.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,002.21	0.25
Class IB
Actual	1,000.00	1,002.10	5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.74

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.76% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

•	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	Since Incept.*
Portfolio – IB Shares	13.28%	(0.99)%	2.65%
S&P 500 Index	10.88	(2.30)	2.01
Russell 1000 Index†	11.40	(1.76)	2.72

*	Date of inception 12/1/98
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 1000 Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.28% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Index, returned 11.40% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	An overweight in select segments of the Financials and Health Care industries contributed to performance.

•	The portfolio’s substantial underweight to Technology Hardware was a primary contributor to relative performance over the fiscal year; specifically, not holding semiconductor stocks in the portfolio benefited results.

•	Stock selection within Health Care was solid, with holdings such as UnitedHealth Group and Johnson & Johnson among the largest positive contributors to performance during the year.

•	Within the Financials industry, the portfolio avoided regional banks, which detracted from relative results during the year.

What hurt performance during the year

•	The portfolio’s Health Care holdings were primarily in pharmaceutical companies, stocks that provided mixed results over the period. Overall, the portfolio’s overweight to Health Care negatively impacted performance.

•	The portfolio’s underweight to the Energy sector, which performed very strongly during the year, detracted from relative results during the year.

Advisor Outlook

In our opinion, the U.S. economy is expanding at a moderate rate, inflation is under control and the consumer has spending capacity. Given this scenario, our strategy for the year ahead is largely a continuation of our current approach, emphasizing the bottom-up search for valuation opportunities in sectors and specific stocks. Entering 2005, the portfolio will continue to seek out higher-quality, fundamentally sound companies that we believe have the potential for long-term growth and competitive risk-adjusted returns under prevailing market conditions. We believe this disciplined approach can lead to solid risk-adjusted returns across an entire market cycle.

EQ/ENTERPRISE GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	22.8%
Health Care	20.2
Consumer Discretionary	13.2
Industrials	10.8
Utilities	6.3
Consumer Staples	6.3
Information Technology	6.1
Telecommunication Services	4.2
Energy	4.2
Materials	1.5
Cash and Other	4.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,099.70	$5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Caywood-Scholl Capital Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	9.70%	7.11%	8.54%	8.49%
Lehman Brothers U.S. Corporate Bond High Yield Index	11.13	6.97	8.13	8.14
Merrill Lynch U.S. High Yield Master Cash Pay Only Index†	10.76	7.32	8.46	8.42

*	Date of inception 11/18/94
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.70% for the year ending December 31, 2004. The Portfolio’s benchmark, the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, returned 10.76% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Continuing the momentum established in 2003 we saw the Electric Power industry outperform in 2004.

•	Fear of tightening steel supplies driven by strong demand from China created an environment of pricing power for steel producers, causing steel bonds to outperform.

•	The portfolio benefited from participating in a significant number of new issues.

What hurt performance during the year

•	The portfolio’s overall lower duration and relative overweight in shorter maturing BB bonds in 2004 hurt relative performance.

•	The Environmental Services industry lagged due to tighter municipal budgets, higher fuel costs, and a lack of pricing power.

•	The Wireline companies continue to underperform due to the secular change that is occurring within this industry.

Advisor Outlook

Our strategy going forward is to continue adding coupon to our portfolio, by taking what we believe to be “reasonable” risk given the credit cycle’s positive momentum. Avoiding credit problems in the current low coupon environment is essential as the environment makes it more difficult to overcome principal loss in the portfolio. We believe that high yield should benefit from a continuation of the favorable credit cycle in 2005. Improving credit trends should support the richening of credit spreads, allowing high yield to outperform most fixed income assets. Commodity inflation, deficits, and global macroeconomic trends will introduce variables that may contribute to greater volatility in 2005 relative to that experienced in 2003 and 2004.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	7.1
Weighted Average Coupon	8.5
Weighted Average Modified Duration (Years)*	5.1
Weighted Average Rating	B+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
Corporate Bonds	96.0%
Equities	1.2
Cash and Other	2.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,085.70	$4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	5.27%	(7.87)%	3.94%	3.79%
MSCI EAFE Index	20.25	(1.13)	5.62	5.63

*	Date of inception 11/18/94

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.27% for the year ending December 31, 2004. The Portfolio’s benchmark, the MSCI EAFE Index, returned 20.25% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The portfolio’s position in Energy did well in 2004, with the Italian company ENI being our top contributor over the period.

•	Similarly, on the Utilities side, E.ON added positively to performance over the course of the year. Elsewhere, from the Materials sector, the Irish cement and asphalt maker CRH did well.

•	Within the Financials sector, stock selection was very mixed; some of the best-performing stocks, including the Dutch-based asset gatherer ING, Allied Irish Bank and the Hong Kong real estate company, Sun Hung Kai, reflect the eclectic nature of this sector’s constituents.

What hurt performance during the year

•	The sectors most detrimental to performance were Information Technology, where the portfolio’s overweight to semi-conductors was a drag throughout the period, and stock selection within the Consumer Discretionary area.

•	On the tech side, a sector which performed dismally, holdings in Flextronics, Taiwan Semiconductor and ASML, the Dutch lithography company, performed particularly poorly. These holdings more than offset the timely sale of Nokia early in January, a decision which contributed positively given its large weight in the Index and subsequent underperformance.

•	Within Consumer Discretionary, holdings in media told against the portfolio, especially the UK cable company BSkyB.

•	Other stocks which performed poorly after a strong beginning included the LCD-themed Japanese companies Sharp and Nitto Denko.

Advisor Outlook

In the last quarter of 2004, the portfolio’s overweight to IT was trimmed back and the number of holdings increased to diversify risk more thoroughly. For 2005, we are looking to the Asian markets outside of Japan to do best and have been orienting the portfolio accordingly. We have also increased our exposure to the Industrial sector and remain modestly overweight to Energy and to Health Care, where we believe that the large integrated European Pharmaceutical companies offer good value and have been overlooked by investors.

EQ/ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	22.8%
Consumer Discretionary	13.7
Health Care	13.3
Energy	11.7
Information Technology	8.6
Industrials	7.7
Consumer Staples	7.6
Materials	7.1
Telecommunication Services	4.8
Utilities	2.5
Cash and Other	0.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,074.10	$7.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.05	7.15

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.41% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE MANAGED PORTFOLIO

PORTFOLIO ADVISER

•	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	8.57%	(1.39)%	9.52%	12.07%
S&P 500 Index	10.88	(2.30)	12.07	12.06
65% S&P 500 Index/ 30% Lehman Brothers Aggregate Bond Index/ 5% 3-Month Treasury Bill†	8.47	1.23	10.68	10.75

*	Date of inception 8/1/88
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the 65% S&P 500 Index/ 30% Lehman Brothers Aggregate Bond Index/ 5% 3-Month Treasury Bill, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.57% for the year ending December 31, 2004. The Portfolio’s benchmark, the 65% S&P 500 Index/ 30% Lehman Brothers Aggregate Bond Index/ 5% 3-Month Treasury Bill, returned 8.47% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The portfolio’s asset allocation positioning had a positive effect on benchmark relative results during the year.

•	Industrials was the strongest relative performing sector due to both strong stock selection and an overweight sector allocation. Within Industrials, holdings in Tyco International, Yellow Roadway, Precision Castparts, and FedEx contributed the most to relative results.

•	Stock selection was also strong in the Consumer Staples, Health Care, Consumer Discretionary, and Telecommunication Services sectors. Some of the top relative contributors within these sectors included Gillette, Fisher Scientific, Cardinal Health, Michaels Stores, Petsmart, and Sprint.

What hurt performance during the year

•	Poor stock selection in the Materials and Financials sectors detracted from the portfolio’s performance during the year. Within Materials, the portfolio’s exposure to Alcoa contributed the most to weak performance. Within Financials, positions in Merrill Lynch, St. Paul Travelers Cos., and Citigroup all detracted from sector relative results.

•	A significant underweight to the Utilities sector was a negative contributor from a sector allocation perspective.

Advisor Outlook

As we enter the new year, we are maintaining our overweight to equities. Our overweight to equities will not last long if we see adverse developments on the interest rate or economic growth fronts. We believe there is near-term upside for equities from current levels, provided that the global economy can continue to grow near its trend level, inflation pressures remain contained, and long-term interest rates remain in their recent range. On the fixed income front, our underweight to bonds remains our largest active asset allocation bet. We think that bonds remain vulnerable to a back-up in interest rates if economic growth or inflation begins to accelerate. The portfolio ended the year maintaining an underweight position in Governments, and overweight in the Mortgage-Backed and Corporate sectors.

EQ/ENTERPRISE MANAGED PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
Equities	73.5%
Asset-Backed and Mortgage-Backed Securities	2.4
Corporate Bonds	7.5
Foreign Government Securities	0.1
U.S. Government and Agency	13.7
Cash and Other	2.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,059.60	$5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.06	5.13

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO ADVISER

•	Gabelli Asset Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	Since Incept.*
Portfolio – IB Shares	5.35%	9.68%
S&P 500 Index	10.88	20.26

*	Date of inception 5/1/03

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.35% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Many deals closed during the period. Among the more noteworthy were: Bank One was bought by J.P. Morgan Chase, AT & T Wireless was bought by Cingular, Bank of Bermuda was bought by HSBC, International Multifoods was taken over by J M Smucker, and Interpore was bought by Biomet.

•	Sprint was up sharply, as it agreed to merge with Nextel Communications. Pulitzer announced it has hired an investment banker and we expect it to be sold.

What hurt performance during the year

•	Among companies that are potential takeover targets, media and broadcast holdings were, for the most part, up or down modestly.

Portfolio Positioning

We are upbeat on the prospects for deal activity and arbitrage returns in 2005. Factors that we believe should drive mergers going forward include high corporate confidence, easy financing, continued low interest rates and the drive for companies to grow the top line. The currencies of large companies are up because of a strong stock market, and they typically have strong cash flows and healthy balance sheets. Cross border deals will be fueled by the need to expand geographically as part of globalization. In addition, the strong euro and weak dollar make U.S. assets look like a bargain. Sarbanes Oxley has been a major deterrent to deals over the past year, as it diverted major resources to address its mandates.

EQ/ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Consumer Discretionary	16.5%
Industrials	12.0
Information Technology	11.7
Financials	11.1
Consumer Staples	9.2
Health Care	8.3
Energy	8.1
Utilities	6.0
Telecommunication Services	2.8
Materials	2.6
Cash and Other	11.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,047.80	$7.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.85	7.35

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.45% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE MULTI-CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER*

•	Montag & Caldwell, Inc.

*	Effective December 13, 2004, Montag & Caldwell, Inc. replaced Fred Alger Management, Inc. as subadviser to the portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	Since Incept.*

Portfolio – IB Shares	7.56%	(11.43)%	8.92%
S&P 500 Index	10.88	(2.30)	(1.26)
Russell 3000 Growth Index†	6.93	(8.87)	(5.61)

*	Date of inception 7/15/99
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 3000 Growth Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.56% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 3000 Growth Index, returned 6.93% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Consumer Discretionary, Health Care and Information Technology sectors helped the portfolio’s results over the year. In particular, holdings in the Consumer Discretionary area, such as eBay and Sirius Satellite Radio, were strong performers. In Health Care, Genentech was a top performer. In Information Technology, the portfolio benefited from its holdings in Yahoo! and Research in Motion.

•	Overall stock selection was positive in the Energy, Materials and Industrials sectors.

What hurt performance during the year

•	In general, the portfolio’s stock selection in the Consumer Staples and Financials sectors hurt results.
•	An overweight in Health Care and Information Technology sectors, relative to the benchmark, hurt performance over the year.
•	Individual stocks that detracted most from performance included: Netflix, Red Hat, Kulicke & Soffa, Nortel Networks and Millennium Pharmaceuticals.

About the Portfolio’s New Adviser

The new portfolio management team uses a disciplined approach to stock selection which combines both earnings growth and valuation characteristics. Their process looks for stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value.

EQ/ENTERPRISE MULTI-CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Health Care	23.5%
Consumer Staples	16.1
Industrials	15.2
Consumer Discretionary	13.8
Information Technology	12.5
Energy	8.2
Financials	8.2
Cash and Other	2.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,014.00	$7.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.00	7.20

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.42% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE SHORT DURATION BOND PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	Since Incept.*
Portfolio – IB Shares	1.70%	1.70%
Lehman Brothers 1-3 Year Government/Credit Index	1.30	1.69

*	Date of inception 5/1/03

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.70% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 1.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Securitized home-mortgages continued to perform well, reflecting lower trending delinquencies and foreclosures at the collateral level.

•	Corporate overexposure added to performance in a period of improving corporate health.

•	Coupon yields on floating-rate securities rose with the Fed tightenings, lifting the effective portfolio yield.

What hurt performance during the year

•	A shorter-than benchmark duration resulted in lower coupon income in the steady markets of mid-year.

Advisor Outlook

Our portfolio position continues to reflect a view that the Fed will maintain its measured tightening pace through 2005, with a year-end target of 3.00%. We believe this should make shorter fixed-rate securities vulnerable to rising market yields. Overall credit health, both corporate and in the securitized markets, should remain strong in our view, although rich market prices leave little room for incremental relative price improvement.

Portfolio Characteristics As of December 31, 2004

Weighted Average Life (Years)	2.4
Weighted Average Coupon	3.9
Weighted Average Modified Duration (Years)*	1.0
Weighted Average Rating	A1

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ENTERPRISE SHORT DURATION BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets

Asset Backed Securities	38.7%
Corporate Bonds	38.0
U.S. Government and Agency	13.4
Cash and Other	9.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IB
Actual	$1,000.00	$1,012.90	$3.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.87	3.30

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO ADVISER*

•	Bear Stearns Asset Management Inc.

*	Effective December 13, 2004, Bear Stearns Asset Management, Inc. replaced William D. Witter, Inc. as subadviser to the portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	Since Incept.*

Portfolio – IB Shares	12.50%	0.62%	9.67%
Russell 2000 Index	18.33	6.61	9.83
Russell 2000 Growth Index†	14.31	(3.57)	4.42

*	Date of inception 12/1/98
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 2000 Growth Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.50% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 2000 Growth Index, returned 14.31% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in several sectors positively contributed to the portfolio’s performance over the year. Strong performers included the portfolio’s Energy holdings, Ultra Petroleum and OMI Corp. In the Industrials sector, Ceradyne added value. In Consumer Discretionary, Lions Gate Entertainment was a strong contributor to results.

•	Stock selection was also positive in the Materials and Financials sectors.

•	Top contributors to the portfolio’s performance, relative to benchmark, included: Macromedia, Tessera Technologies and Digital RIV.

What hurt performance during the year

•	Stock selection in the Health Care and Information Technology sectors significantly detracted from performance over the year. Several of the portfolio’s Heath Care holdings, including NexMed, Closure Medical, Angiotech Pharmaceuticals, and Ligand Pharmaceuticals, were a drag on results. In Information Technology, top detractors included Cray, Dot Hill Systems, Kintera and Neoware Systems.

•	A relative overweight in the Information Technology sector, and an underweight in the Materials and Industrials sector, also hurt performance.

About the Portfolio’s New Adviser

The management team believes that superior investment results are consistently achieved through a disciplined, systematic application of quantitative criteria to manage a bottom-up portfolio of fairly valued growth companies. The team’s systematic screening process covers the entire universe of U.S. equity stocks with market capitalizations between $200 million and $2 billion. Screening criteria include low price-to-sales ratios, increasing earnings, and strong 12-month price appreciation. The team’s convictions are based on extensive and ongoing empirical research, spanning more than 50 years of U.S. equity data.

EQ/ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets

Industrials	22.6%
Materials	17.9
Consumer Discretionary	16.7
Health Care	14.8
Financials	11.2
Energy	4.2
Consumer Staples	4.2
Telecommunication Services	3.6
Information Technology	1.0
Cash and Other	3.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04

Class IB
Actual	$1,000.00	$1,109.90	$6.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.60

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Gabelli Asset Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	10 Years	Since Incept.*

Portfolio – IB Shares	20.93%	10.23%	14.83%	14.57%
Russell 2000 Index	18.33	6.61	11.54	11.03
Russell 2000 Value Index†	22.25	17.23	15.17	13.57

*	Date of inception 8/1/88
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 2000 Value Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.93% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 2000 Value Index, returned 22.25% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection was strong in Industrial stocks with triple digit returns in several holdings including Huttig Building Products, Park Ohio Holdings and Tenneco Automotive. Gencorp, Paxar, Greif Inc. and Chemed also registered gains.

•	Merger and acquisition activity picked up steam, as International Multifoods was taken over by J M Smucker and Interpore was bought by Biomet. Sola International and Robert Mondavi have announced deals, and Pulitzer will likely be sold.

•	Hotel and gaming stocks Aztar and Kerzner International posted strong gains, as demand returned to pre- 9/11 levels and industry deals refocused investor attention on the group.

What hurt performance during the year

•	A significant underweight in Energy detracted from performance, as Energy was the best performing sector for the period.

•	Media and broadcast holdings were, for the most part, up or down modestly. We hold an overweight position in these stocks versus the Index.

Advisor Outlook

We believe stocks may struggle in the short term as the economy runs into the headwind created by the absence of recent years’ aggressive monetary and fiscal stimulus. The economy is on an improving track, and by summer we expect to see the stock market post solid returns. Deregulation in the Media and Communications area will most likely be jump-started under the current administration.

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets

Consumer Discretionary	32.9%
Industrials	27.8
Consumer Staples	7.8
Materials	6.2
Financials	4.5
Telecommunication Services	4.4
Health Care	4.1
Utilities	2.7
Information Technology	2.5
Energy	0.2
Cash and Other	6.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04

Class IB
Actual	$1,000.00	$1,122.60	$6.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.30	5.89

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

PORTFOLIO ADVISERS

•	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	Since Incept.*

Portfolio – IB Shares	4.78%	5.97%
Lehman Brothers U.S. Universal Index	4.97	6.76

*	Date of inception 1/24/02

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.78% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers U.S. Universal Index, returned 4.97% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	A below-Index duration posture was positive for the year as interest rates rose.

•	Emerging markets were positive as fundamentals such as trade surpluses and currency reserves continued to improve.

•	Non-U.S. positions, primarily short to intermediate German maturities, added value in the midst of slower growth and lower inflation in Europe.

What hurt performance during the year

•	An emphasis on short to intermediate maturities was negative for performance as rates rose most in this part of the yield curve.

•	Underweighting mortgages hurt returns as low volatility and strong bank demand supported these assets, but security selection added to returns.

•	An underweight to corporates detracted from returns as credit premiums narrowed in the midst of rising corporate profits and investor demand.

Advisor Outlook

We believe global growth will slow over the next year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will create some inflationary pressure, but lingering overcapacity worldwide will limit this effect over a cyclical time frame. With respect to portfolio positioning, we plan to target U.S. duration below index to limit risk from higher rates while taking exposure to intermediate maturities in Europe, where growth and rate pressures will be more muted. We also expect to emphasize short/intermediate maturities, which currently offer structural advantages given a steep yield curve. We plan to underweight mortgages and corporates as investors stretching for yield have bid valuations up to high levels. Additionally, we expect to hold TIPS (Treasury Inflation Protection Securities), which should outperform nominal bonds as the Fed seeks to keep real yields low to stimulate the economy. We plan to maintain our exposure to emerging market bonds, which could benefit from credit upgrades amid growing trade surpluses and ample currency reserves.

Portfolio Characteristics As of December 31, 2004

Weighted Average Life (Years)	6.4
Weighted Average Coupon	3.5
Weighted Average Modified Duration (Years)*	4.2
Weighted Average Rating	AA+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets

Commercial Paper	30.6%
U.S. Government and Agency	28.0
Corporate Bonds	12.6
Foreign Government Securities	8.2
Asset-Backed and Mortgage-Backed Securities	4.8
Municipal Securities	1.6
Cash and Other	14.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04

Class IB
Actual	$1,000.00	$1,045.80	$3.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.87	3.30

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	10 Years	Since Incept.

Portfolio – IA Shares	10.50%	(2.58)%	11.59%	10.76	%*
Portfolio – IB Shares	10.21	(2.83)	11.32	10.49	**
S&P 500 Index	10.88	(2.30)	12.07	11.22	*

*	Date of inception 3/1/94
**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.50% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The positive sector contributors to the Index return for the fourth quarter of 2004 were Information Technology, Financials and Consumer Discretionary.

•	The top performing stocks in the S&P 500 for the full year ended December 31, 2004 were Exxon Mobil Corp., General Electric, Johnson & Johnson, Bank of America and eBay.

What hurt performance during the year

•	The sectors that most detracted from the index return for the fourth quarter of 2004 were Materials, Telecommunications Services and Utilities.

•	The most negative performing stocks in the S&P 500 for the full year ended December 31, 2004 were Pfizer Inc., Intel Corp., Cisco Systems Inc., Merck & Co. and Coca-Cola Co.

Advisor Outlook

The portfolio will continue to meet its performance objective by approximating the investment return of the S&P 500 Index.

EQ/EQUITY 500 INDEX PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets

Financials	20.4%
Information Technology	15.9
Health Care	12.6
Consumer Discretionary	11.8
Industrials	11.7
Consumer Staples	10.4
Energy	7.1
Telecommunication Services	3.2
Materials	3.1
Utilities	2.9
Cash and Other	0.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,069.90	$1.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.63	1.53
Class IB
Actual	1,000.00	1,068.40	2.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.37	2.80

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.30% and 0.55%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO ADVISER

•	Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	7.35%	(4.02)%	(2.15	)%*
Portfolio – IB Shares	6.97	(3.81)	(1.68	)**
Russell 1000 Growth Index	6.30	(9.29)	(3.30	)**

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.35% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	A greater than Index weight and stock selection among consumer cyclicals contributed almost all of the performance for the past year. Consumer spending remained strong among luxury retailers (Coach), Internet retailers (eBay), fashion goods companies (Chico’s) and restaurants (Starbucks).

•	Energy was a strong contributor during the second and third quarters, when exploration and production companies, such as Apache and XTO Energy, appreciated along with the price of oil and gas.

•	The portfolio’s largest sector, Technology, had mediocre absolute returns but the portfolio’s stock selection was superior to the negative returns of the Index’s Technology sector. Leading stocks were Verisign and Cognizant Technology Solutions (software), QUALCOMM (cell phones), and Apple Computer (digital audio players – iPods).

What hurt performance during the year

•	The Industrial and Health Care sectors were the primary detractors from performance during the year. A poor mix of industrial stocks weighed on performance. During the second and third quarters, the portfolio’s holdings of education stocks, specifically Career Education, declined sharply as rumors circulated about questionable accounting and as the SEC launched a formal investigation of the company.

•	Health Care was the second largest sector of the portfolio and its weak performance detracted from overall returns. The portfolio was hurt early in the year by the weakness in the generic drug manufacturers.

Advisor Outlook

The portfolio’s strategy remains the same, i.e. to be broadly diversified with a focus on Health Care, Technology, Consumer Discretionary and Industrial cyclical stocks. Excluding the major pharmaceuticals, the fundamentals for the Health Care sector remain strong in our view. Prospects for the Technology sector are mixed; the stocks have rallied over the past quarter so that stock selection is key. Technology companies may be beneficiaries of a pick-up in capital spending. The Consumer sector may continue to benefit from an expanding economy and improved employment opportunities. The Industrial sector may benefit from fiscal stimulus and dollar weakness, and we think valuations remain attractive.

EQ/EVERGREEN OMEGA PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	35.5%
Consumer Discretionary	16.1
Health Care	14.3
Industrials	12.2
Energy	5.5
Consumer Staples	5.0
Materials	2.7
Financials	2.4
Cash and Other	6.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,047.30	$3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	1,046.00	4.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/FI MID CAP PORTFOLIO

PORTFOLIO ADVISER

•	Fidelity Management & Research Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Incept.
Portfolio – IA Shares	16.32%	4.00	%*
Portfolio – IB Shares	16.01	3.92	**
S&P MidCap 400 Index	16.48	5.64	**

*	Date of inception 3/25/02
**	Date of inception 9/1/00

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.32% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P MidCap 400 Index, returned 16.48% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Notable contributors included the portfolio’s largest holdings Harman International and Royal Caribbean Cruises, which rose due to exceeding quarterly earnings expectations and because of strong demand, respectively.

•	Security selection in Consumer Discretionary stocks helped relative performance, as did an underweight in Information Technology stocks.

What hurt performance during the year

•	Notable detractors included Career Education Corporation and Embraer. Career Education fell during the second quarter due to a shareholder lawsuit and a formal Securities and Exchange Commission (SEC) investigation into the company’s enrollment and financial statement practices. Embraer also fell during the second quarter, as profitability expectations decreased due to increased competition and price negotiations with buyers.

EQ/FI MID CAP PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Consumer Discretionary	22.1%
Telecommunication Services	16.4
Industrials	14.2
Materials	12.4
Energy	8.5
Health Care	8.5
Information Technology	5.2
Financials	4.5
Consumer Staples	6.0
Cash and Other	2.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,116.60	$3.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
Class IB
Actual	1,000.00	1,114.30	5.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Fidelity Management & Research Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	18.14%	8.22%	6.45	%*
Portfolio – IB Shares	17.84	7.94	6.31	**
Russell 2500 Value Index	21.58	16.05	13.85	**

*	Date of inception 11/24/98
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 18.14% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 2500 Value Index, returned 21.58% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Security selection within the Information Technology and Utilities sectors was a significant contributor to relative performance for the period.

•	The decision to overweight the surging Energy sector also provided a boost to returns.

What hurt performance during the year

•	Adverse security selection in Consumer Discretionary holdings, especially retailing shares, continued to be the primary detractor from relative performance.

•	Stock selection within the insurance group, which suffered in the wake of a new round of investigations by NY Attorney General Eliot Spitzer, also hampered returns.

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	16.2%
Financials	15.5
Industrials	14.6
Consumer Discretionary	13.1
Health Care	12.0
Energy	8.9
Materials	5.9
Utilities	3.0
Telecommunication Services	2.5
Consumer Staples	2.1
Cash and Other	6.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,108.30	$4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.01
Class IB
Actual	1,000.00	1,107.00	5.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.28

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.79% and 1.04%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Janus Capital Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Incept.
Portfolio – IA Shares	12.46%	(9.74	)%*
Portfolio – IB Shares	12.22	(9.81	)**
Russell 1000 Growth Index	6.30	(12.48	)**

*	Date of inception 3/25/02
**	Date of inception 9/1/00

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.46% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Among the portfolio’s strongest contributors was package shipper FedEx.

•	Internet services leader Yahoo! was also a top contributor.

•	Another strong performer was UnitedHealth Group, where the stock price appreciated slowly, belying the extended growth in earnings.

What hurt performance during the year

•	On the negative side, investor discomfort with the computer chip industry pulled down capital equipment maker Applied Materials during the period.

•	The market’s somewhat pessimistic tone about the entire Technology sector also pulled down holdings such as Cisco Systems.

•	Detractors also included the large drugmaker Pfizer, which was liquidated amid concerns over slowing revenue growth, legislative attacks and patent challenges.

Advisor Outlook

Looking forward, we expect that rising interest rates and a slowing economy will put an even greater premium on individual stock picking. Accordingly, we will continue our in-depth research on individual companies looking to find those with above average earnings growth coupled with reasonable valuations. Finally, we continue to add analysts to the investment team and broaden our coverage universe, thereby increasing the likelihood of unearthing the best investment candidates.

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	23.8%
Health Care	18.9
Consumer Discretionary	18.9
Industrials	12.2
Financials	9.7
Energy	4.1
Consumer Staples	3.9
Materials	1.6
Cash and Other	6.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,077.40	$4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class IB
Actual	1,000.00	1,078.60	6.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO ADVISER

•	JPMorgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	4.31%	7.40%	6.24	%*
Portfolio – IB Shares	4.13	7.26	6.19	**
Lehman Brothers Aggregate Bond Index	4.34	7.71	6.59	**

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.31% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.34% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Mortgage sector allocation and coupon selection were the strongest positives for the portfolio.

•	Collateralized mortgage-backed securities (CMBS) holdings were profitable.

•	Positions in investment-grade corporate bonds enhanced performance.

What hurt performance during the year

•	Duration within the portfolio was managed with a long bias to reflect the expectation that the Fed would maintain its program of measured increases.

Advisor Outlook

We expect GDP to grow modestly above trend at 3.5%. A major increase in inflation is not anticipated. The Fed is likely to raise short-term rates to 2.75% by the end of the first quarter of 2005. Given our outlook, we expect to actively manage our duration and residential mortgage positions with a neutral bias. We plan on gradually paring back our position in investment-grade corporate bonds. In addition, we expect to maintain overweights to asset-backed securities and CMBS rather than agency debt.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	7.5
Weighted Average Coupon	6.0
Weighted Average Modified Duration (Years)*	4.4
Weighted Average Rating	AA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/J.P. MORGAN CORE BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
U.S. Government and Agency	53.8%
Asset Backed Securities	45.7
Corporate Bonds	28.0
Commercial Paper	5.0
Foreign Government Securities	1.4
Cash and Other	(33.9)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,042.70	$2.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.62	2.54
Class IB
Actual	1,000.00	1,040.90	3.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.50% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/JP MORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO ADVISER*

•	JPMorgan Investment Management Inc.

*	Effective December 13, 2004, JPMorgan Investment Management Inc. replaced Putnam Investment Management, LLC as subadviser, and the portfolio was renamed EQ/JP Morgan Value Opportunities Portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	11.21%	2.63%	5.06	%*
Portfolio – IB Shares	10.81	2.50	5.10	**
Russell 1000 Value Index	16.49	5.27	9.71	**

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.21% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 16.49% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	A less than benchmark weight in Consumer Discretionary stocks, such as Viacom and General Motors, helped the portfolio’s performance on a relative basis as these stocks declined over the year.

•	A relative overweight in the Industrials Sector also aided results.

•	Top contributors to performance included Tyco International, Boeing, and Freddie Mac, which performed well over the year. The portfolio’s performance benefited on a relative basis by holding an underweight position in Merck, which declined over the year.

What hurt performance during the year

•	Stock selection in the Financials and Consumer Staples sectors hurt the portfolio’s performance over the year. In particular, the portfolio’s holdings in Fannie Mae, Fifth Third Bancorp and AIG detracted from results. Among Consumer Staples, Coca Cola was a notable underperformer for the year.

•	In general, stocks in the Materials, Industrials, Health Care and Information Technology sectors were the largest detractors from performance. The portfolio’s overweight in Health Care and underweight in Energy also worked against the portfolio.

•	The largest detractors from performance relative to the benchmark included Pfizer, Hewlett Packard and Alco.

About the Portfolio’s New Adviser

The portfolio management team invests primarily in equity securities of medium and large capitalization companies using a value-oriented investment approach. The team relies on a bottom-up research process to determine a company’s long term potential. The portfolio is well-diversified, consisting of approximately 70-110 securities that generally reflect characteristics of the Russell 1000 Value Index.

EQ/JP MORGAN VALUE OPPORTUNITIES PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	32.6%
Industrials	11.6
Energy	11.4
Consumer Discretionary	10.9
Utilities	5.2
Information Technology	5.2
Consumer Staples	5.1
Telecommunication Services	4.7
Materials	4.3
Health Care	4.1
Cash and Other	4.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,071.80	$3.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	1,069.90	4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Lazard Asset Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	17.45%	14.24%	9.03	%*
Portfolio – IB Shares	17.06	14.10	9.00	**
Russell 2000 Value Index	22.25	17.23	10.73	**

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.45% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 2000 Value Index, returned 22.25% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in two of our REIT (Real Estate Investment Trusts) holdings positively impacted results in Financial Services. Alexandria Real Estate and Mills Corp both benefited from a continued low interest rate environment.

•	Stock selection in Health Care benefited the portfolio as our position in Select Medical, a provider of in-hospital long-term acute care, was acquired by a private equity firm at a substantial premium. Additionally, Inamed, a medical device manufacturer, continued to post impressive revenue and earnings gains.

•	Also aiding the portfolio was our holding in Robert Mondavi, a maker of premium wines, which agreed to be acquired at a premium by Constellation Brands.

What hurt performance during the year

•	In Financial Services, results were negatively impacted by our holdings in eSpeed, Inc. and Knight Trading Group.

•	Materials/Processing results were hurt by our focus away from the commodity producers of chemicals, metals, and precious metals.

•	Our underperformance in Producer Durables was largely the result of exposure to technology-related names, specifically Credence Systems Corporation and C-Cor Incorporated.

Advisor Outlook

While the small cap market has now outperformed the large cap market for the past six years, relative valuations are still only near average historical levels and thus, we believe that we may continue to see small caps perform admirably over the course of 2005. Despite the quick market rally of the second half of 2004, earnings growth expectations for 2005 look reasonable, in our opinion, as the domestic economy continues to expand and absolute valuations are well within historical norms. We believe that the pickup in merger and acquisitions activity that was seen in 2004 should continue to be a positive backdrop for small cap performance in 2005.

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	24.2%
Consumer Discretionary	16.0
Information Technology	15.4
Industrials	12.4
Health Care	9.5
Energy	8.7
Materials	5.6
Utilities	2.5
Consumer Staples	1.8
Telecommunication Services	0.5
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,099.50	$4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class IB
Actual	1,000.00	1,096.60	5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO ADVISER

•	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Incept.
Portfolio – IA Shares	10.80%	11.89	%*
Portfolio – IB Shares	10.53	12.03	**
Russell 1000 Growth Index	6.30	0.92	**

*	Date of inception 10/2/02
**	Date of inception 8/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.80% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Information Technology sector impacted the portfolio positively. In particular, QUALCOMM, Apple Computer, and Electronic Arts were the main drivers of this result. Secondarily, maintaining a very limited posture in the Semiconductor industry was a benefit to the portfolio.

•	Stock selection in the Health Care sector was one of the largest contributors to the portfolio’s performance for the year. UnitedHealth Group was the largest contributor at an individual stock level. Other positive performers in this area were Genentech and Zimmer Holdings.

•	The portfolio’s investments in the Hotels, Restaurants and Leisure industry posted solid returns, including Four Seasons Hotel, Starbucks, Wynn Resorts, and MGM Mirage, Inc.

•	The Financials sector also offered positive contributors such as educational lending company SLM Corporation (Sallie Mae), Countrywide Financial, and Chicago Mercantile Exchange.

•	A position in FedEx led in the Transportation industry to positive gains for the year.

What hurt performance during the year

•	The portfolio did not have exposure to the Energy sector and missed an opportunity for additional positive returns.

•	Both stock selection and an underweight posture had a negative impact on the portfolio’s performance in the Telecommunications Services sector. The portfolio’s investment in Nextel Communications (held earlier in the year) was the main detractor.

•	The Consumer Discretionary sector as a whole detracted from performance. Much of the negative impact was felt in the Retailing and Media industries. Tiffany & Co. was among the portfolio’s weakest-performing individual holdings during the reporting period.

Advisor Outlook

At year-end, the portfolio’s economic sector allocations emphasized Health Care, Consumer Discretionary, Financials, Industrials, and Information Technology companies. As of year-end, the portfolio had little or no exposure in areas such as Energy, Utilities, and Materials.

EQ/MARSICO FOCUS PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Consumer Discretionary	22.9%
Health Care	21.6
Financials	17.0
Industrials	15.1
Information Technology	10.8
Consumer Staples	5.4
Utilities	2.4
Cash and Other	4.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,113.10	$4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class IB
Actual	1,000.00	1,111.20	6.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Mercury Advisors

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	10.89%	7.48%	10.87	%*
Portfolio – IB Shares	10.52	7.35	10.93	**
Russell 1000 Value Index	16.49	5.27	9.71	**

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.89% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 16.49% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Industrial and Consumer Discretionary sectors benefited the portfolio’s performance versus the benchmark.

•	An overweight in Energy and a small overweight in Industrials had a positive effect on the relative return for the year.

What hurt performance during the year

•	Security selection in Information Technology, Financials and Materials detracted from the comparative performance.

•	A significant underweight in Utilities and a large overweight in Information Technology also had a negative effect on the relative performance during the period.

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	22.2%
Consumer Discretionary	14.3
Information Technology	13.6
Industrials	10.7
Energy	9.9
Consumer Staples	9.7
Materials	5.8
Health Care	4.2
Telecommunication Services	3.4
Utilities	0.3
Cash and Other	5.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,055.60	$3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.97	3.20
Class IB
Actual	1,000.00	1,054.20	4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.71	4.47

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.63% and 0.88%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Merrill Lynch Managers International Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	22.04%	(2.10)%	8.46	%*
Portfolio – IB Shares	21.73	(2.22)	8.54	**
MSCI EAFE Index	20.25	(1.13)	5.24	**

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 22.04% for the year ending December 31, 2004. The Portfolio’s benchmark, the MSCI EAFE Index, returned 20.25% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in Japan, Italy and the United Kingdom benefited the portfolio’s performance versus the benchmark.

•	An overweight in Italy and modest underweights in Japan and Switzerland had a positive effect on the relative return for the year.

•	Stock selection in the Financial, Industrial and Health Care sectors enhanced the comparative performance.

•	Underweights in Information Technology and Health Care also contributed positively to the portfolio’s relative performance.

What hurt performance during the year

•	Stock selection in Switzerland had a slightly negative effect on the relative performance.

•	Security selection in the Information Technology and Consumer Discretionary sectors impeded the performance versus the benchmark for the year.

•	Underweights in Australia, Spain, Sweden and Hong Kong, and an overweight in the Netherlands had a negative effect on the comparative performance.

•	An underweight in Utilities detracted from the portfolio’s relative return.

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	28.8%
Industrials	15.4
Consumer Discretionary	12.1
Telecommunication Services	9.4
Energy	8.9
Consumer Staples	8.7
Health Care	4.9
Utilities	4.8
Materials	4.7
Information Technology	0.7
Cash and Other	1.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,162.40	$5.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class IB
Actual	1,000.00	1,160.50	6.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.85	6.34

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	12.88%	(12.30)%	5.20	%*
Portfolio – IB Shares	12.63	(12.52)	5.10	**
Russell 3000 Growth Index	6.93	(8.87)	4.37	**

*	Date of inception 11/28/98
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.88% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 3000 Growth Index, returned 6.93% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Health Care sector benefited overall returns. Medical testing company CYTYC was one of the portfolio’s strongest relative performers. In addition, avoiding pharmaceutical company Pfizer aided results as the stock plunged during the period.

•	Stock selection in the Technology sector helped relative performance as well. The portfolio’s positions in eBay, Apple Computer, and semiconductor firm Marvell Technology Group appreciated sharply. Largely avoiding Intel also helped relative results as the stock declined over the period.

•	In the Utilities and Communications sector, an overweight and, to a lesser extent, stock selection both aided relative results. The portfolio’s strongest performers in this sector were cellular tower operators American Tower and SpectraSite.

What hurt performance during the year

•	Stock selection led to underperformance in the Special Products and Services area. Post-secondary education provider Corinthian Colleges was the greatest relative detractor in the sector.

•	In the Industrial Goods and Services sector, a relative underweight held back relative returns. In particular, avoiding General Electric hurt performance as the stock rallied over the period.

•	Stock selection and, to a lesser extent, a relative underweight hurt results in the Retailing sector. Home Depot was the most significant detractor in the sector.

•	While Technology holdings overall aided performance, a number of Technology stocks were among the portfolio’s largest relative detractors over the period. These included Linux operating system software purveyor Red Hat, online travel vendor IAC/Interactive, and semiconductor firm PMC-Sierra. Avoiding cellular communications products firm QUALCOMM also held back relative returns as the stock soared.

•	The portfolio’s positions in Andrew Corp. and in Westwood One hurt results as well, and not owning UnitedHealth Group also held back returns as the stock performed well.

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	29.7%
Health Care	24.5
Consumer Discretionary	20.6
Telecommunication Services	7.8
Industrials	5.6
Financials	4.9
Consumer Staples	3.0
Energy	2.2
Materials	0.7
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,072.50	$3.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.61
Class IB
Actual	1,000.00	1,072.00	5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.31	4.88

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	11.67%	(2.06)%	(0.38	)%*
Portfolio – IB Shares	11.37	(2.18)	(0.44	)**
S&P 500 Index	10.88	(2.30)	1.25	**

*	Date of inception 3/25/02 Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.67% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Health Care sector most benefited overall returns. Among individual stocks, an underweight in pharmaceutical company Pfizer most boosted relative results. Avoidance of Merck also helped returns, as did an overweighted position in Johnson & Johnson.

•	In the Basic Materials sector, an overweight in Monsanto helped the portfolio’s performance.

•	Stock selection and sector allocation in the Industrial Goods and Services sector also benefited results. In this sector, Caterpillar and Tyco International were the chief contributors to performance.

•	Overweight of Apple Computer and Halliburton, and underweight positions in The Coca-Cola Company, Wal-Mart Stores, and Intel also helped results.

•	During the reporting period, shifts in currency valuations were also a contributor to performance relative to the benchmark.

What hurt performance during the year

•	Stock selections in the Leisure and Financial Services sectors were the biggest detractors from the portfolio’s performance. Overweight positions in Viacom and The New York Times and an underweight position in JPMorgan Chase & Co. all hurt relative returns.

•	The portfolio’s position in Nortel Networks, a stock not in the benchmark, was the largest single detractor.

•	Other positions that hurt results were an underweight in Exxon Mobil and Altria Group, and overweight in Cisco Systems, Analog Devices, and Tenet Health Care. Avoidance of QUALCOMM, Inc. also detracted from returns.

EQ/MFS INVESTORS TRUST PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	15.5%
Health Care	15.5
Financials	15.4
Industrials	15.1
Consumer Discretionary	9.5
Consumer Staples	9.0
Energy	7.7
Materials	5.2
Telecommunication Services	2.7
Utilities	1.7
Cash and Other	2.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,091.10	$3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	1,089.50	4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.
Portfolio – IA Shares	1.02%	2.68%	4.01%	6.02	%*
Portfolio – IB Shares	0.77	2.41	3.74	5.76	**
3-Month Treasury Bill	1.33	2.95	4.14	6.23	*

*	Date of inception 7/13/81
**	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.02% for the year ending December 31, 2004. The Portfolio’s benchmark, the 3-Month Treasury Bill, returned 1.33% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

•	The U.S. Federal Reserve raised the federal funds rate 25 basis points to 2.25% after their December 2004 meeting, and remained balanced on their view of the risk assessment for inflation and deflation.

•	Real long-term rates, a key investment driver, are also very low. Real 10-year Treasury yields are below 1% today, compared to an average of 5% in past cycles.

Advisor Outlook

The combination of low real rates and an improving Manufacturing sector makes us optimistic about economic growth prospects for 2005. In addition, strong liquidity, record free cash flow and a more competitive dollar all suggest another year of relatively strong growth. We currently anticipate real GDP to rise 4.1%, slightly below the 4.3% we estimate for 2004, but we would not be surprised to see it beat forecasts. Our recent strategy continues to be to ladder maturities within 180 days to add incremental current yield to the portfolio and to take advantage of further rate hikes throughout the year. The portfolio remains predominantly invested in high quality commercial paper and certificates of deposit, as well as U.S. Government and Agency securities, in order to provide the highest level of safety and liquidity available in the short-term markets.

Maturity Weightings As of December 31, 2004
1-30 days	32.0%
31-60 days	45.0
61-90 days	14.0
91-120 days	1.0
>120 days	8.0

100.0%

EQ/MONEY MARKET PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
Commercial Paper	55.6%
Certificates of Deposit	28.1
Government Securities	14.5
Corporate Bonds	1.8
Cash and Other	(0.0)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,007.30	$1.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.23	1.93
Class IB
Actual	1,000.00	1,005.70	3.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.97	3.20

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.38% and 0.63%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MONY DIVERSIFIED PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	17.67%	0.20%	11.41%	10.60%
S&P 500 Index	10.88	(2.30)	12.07	12.89

*	Date of inception 4/3/85

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.67% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection accounted for over 90% of relative outperformance for the year. Particularly favorable results were achieved in the Health Care, Materials, and Utility sectors.

•	Sector allocation decisions made a modest positive contribution for the year, all of which came from overweight positions in the Consumer Discretionary, Energy, and Materials sectors.

•	The single best relative contribution to the portfolio came from Health Care, which was the worst performing sector of the market for the year. The key factor was significantly underweighting the major pharmaceutical group.

•	Good exposure to mid-cap and small-cap stocks, as well as attention to valuation, was an important contributor to outperformance.

What hurt performance during the year

•	A material underweight position in the Financial sector detracted from overall performance on the year. A related decision to exit the homebuilding stocks in the first half of the year worked out well for a while, but the portfolio missed out on the strong rebound in the third and fourth quarters.

•	The portfolio also maintained a below market allocation in the Consumer Staples sector throughout much of the year. Though favorable stock selection emphasizing commodity processors more than offset the negative impact of the sector underweight decision, the portfolio return would have benefited from higher exposure to the sector.

•	Unfavorable stock selection in the Telecommunications sector resulted in it being the only sector in the portfolio where the overall contribution was negative.

Advisor Outlook

The portfolio enters 2005 with overweight positions in the Materials, Utilities, and Consumer Discretionary sectors and underweight positions in Financials, Consumer Staples, Health Care, and Technology. The mix is chiefly a function of where our bottom-up stock screening process turns up the most attractive names. Our primary focus is on owning companies whose earnings are expected to outpace the market, while keeping an eye on valuations. We continue to monitor the performance of small versus large capitalization stocks for signs of changing leadership.

EQ/MONY DIVERSIFIED PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	16.6%
Consumer Discretionary	14.7
Information Technology	13.5
Industrials	11.8
Health Care	10.9
Energy	8.2
Consumer Staples	7.5
Materials	6.7
Utilities	5.2
Telecommunication Services	2.3
Cash and Other	2.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,101.30	$6.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MONY EQUITY GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	17.98%	(2.37)%	12.22%	11.78%
S&P 500 Index	10.88	(2.30)	12.07	12.84

*	Date of inception 3/4/85

      Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.98% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection accounted for over 90% of relative outperformance for the year. Particularly favorable results were achieved in the Health Care, Materials, and Utility sectors.

•	Sector allocation decisions made a modest positive contribution for the year, all of which came from overweight positions in the Consumer Discretionary, Energy, and Materials sectors.

•	The single best relative contribution to the portfolio came from Health Care, which was the worst performing sector of the market for the year. The key factor was significantly underweighting the major pharmaceutical group.

•	Good exposure to mid-cap and small-cap stocks, as well as attention to valuation, was an important contributor to outperformance.

What hurt performance during the year

•	A material underweight position in the Financial sector detracted from overall performance on the year. A related decision to exit the homebuilding stocks in the first half of the year worked out well for a while, but the portfolio missed out on the strong rebound in the third and fourth quarters.

•	The portfolio also maintained a below market allocation in the Consumer Staples sector throughout much of the year. Though favorable stock selection emphasizing commodity processors more than offset the negative impact of the sector underweight decision, the portfolio return would have benefited from higher exposure to the sector.

•	Unfavorable stock selection in the Telecommunications sector resulted in it being the only sector in the portfolio where the overall contribution was negative.

Advisor Outlook

The portfolio enters 2005 with overweight positions in the Materials, Utilities, and Consumer Discretionary sectors and underweight positions in Financials, Consumer Staples, Health Care, and Technology. The mix is chiefly a function of where our bottom-up stock screening process turns up the most attractive names. Our primary focus is on owning companies whose earnings are expected to outpace the market, while keeping an eye on valuations. We continue to monitor the performance of small versus large capitalization stocks for signs of changing leadership.

EQ/MONY EQUITY GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	18.5%
Consumer Discretionary	14.1
Information Technology	13.6
Industrials	12.4
Health Care	10.5
Energy	8.0
Consumer Staples	7.5
Materials	6.9
Utilities	5.5
Telecommunication Services	2.4
Cash and Other	0.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,101.10	$7.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.80	7.41

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 1.46% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MONY EQUITY INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	19.86%	4.17%	12.07%	11.92%
S&P 500 Index	10.88	(2.30)	12.07	12.84
Russell 1000 Value Index†	16.49	5.27	13.83	13.51

*	Date of inception 3/4/85
†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 1000 Value Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 19.86% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 16.49% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The portfolio’s strategy of investing in stocks with dividend yields higher than that of the S&P 500 Index was a positive.

•	The portfolio’s overweight in the Energy, Utility, Consumer Discretionary and Basic Material sectors during the year contributed positively to returns.

•	Stock selection within selected sectors also helped returns. Holdings of Sunoco and Occidental Petroleum in Energy, TXU Corp. and Edison International in Utilities, Sprint in Telecommunications, Rockwell Automation in Industrials, Harrah’s Entertainment, Reuter’s Group and Starwood Hotel & Resort in Consumer Discretionary, and Monsanto in Basic Materials all appreciated significantly during the year.

What hurt performance during the year

•	The portfolio’s Health Care exposure negatively impacted returns during the year. Specifically, the shares of Merck and Pfizer performed poorly in 2004.

•	The portfolio’s holdings of Nokia, in Information Technology, adversely impacted results.

•	The portfolio’s Consumer Staples holdings underperformed during the year. Specifically, the shares of Albertson’s, the retail grocery chain, and Coca Cola hurt returns.

•	A number of stocks in the Financial Services sector, a major area of exposure for the portfolio, underperformed in 2004. In particular, Citigroup, Washington Mutual, New York Community Bancorp and Aon Corp. negatively impacted performance.

Advisor Outlook

From a macroeconomic perspective, it is our view that the combined impact of Fed interest rate increases and high, sustained energy prices will slow economic growth in 2005. With a slow growth scenario in mind, we intend to maintain a significant portion of the portfolio’s assets in Utility and Financial Services stocks. We will also continue using our disciplined stock selection process to invest in companies with dividend yields greater than that of the S&P 500 Index.

EQ/MONY EQUITY INCOME PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	25.6%
Energy	14.1
Industrials	13.6
Consumer Discretionary	10.7
Utilities	10.2
Materials	7.1
Consumer Staples	6.0
Health Care	4.8
Telecommunication Services	4.5
Information Technology	2.2
Cash and Other	1.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,105.60	$5.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.18

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 1.02% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MONY GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	1.37%	5.14%	5.46%	5.67%
Lehman Brothers Intermediate Government Bond Index	2.33	6.57	6.75	6.66

*	Date of inception 5/1/91

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.37% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 2.33% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Mortgage-backed and government-guaranteed securities outperformed on a relative basis, as spreads tightened in a low-volatility market environment.

•	Conservative duration exposure limited declines during the market declines of the second and fourth quarters.

What hurt performance during the year

•	A slight duration underweight reduced yield in a positively sloped yield curve environment.

Advisor Outlook

We remain wary of valuations in the current market, and are frankly surprised at the market strength at a time when the Fed has probably only partially completed their move to reduce monetary accommodation. This active Fed posture, combined with a strengthening domestic recovery, firming commodity prices, and finite foreign demand for U.S. securities, lead us to believe that our conservative positioning is warranted. Our strategy is to continue to hold an underweight in portfolio duration, while recapturing coupon income from an overweight in mortgage-backed and government-guaranteed securities.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	3.7
Weighted Average Coupon	4.0
Weighted Average Modified Duration (Years)*	2.8
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/MONY GOVERNMENT SECURITIES PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
U.S. Government and Agency	73.5%
Corporate Bonds	7.6
Cash and Other	18.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,012.80	$4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.17

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 0.82% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MONY INTERMEDIATE TERM BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	2.24%	6.10%	6.38%	7.46%
Lehman Brothers Intermediate Government/Credit Bond Index	3.04	7.21	7.16	8.14

*	Date of inception 3/1/85

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.24% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, returned 3.04% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The portfolio benefited from the flattening of the yield curve by employing a barbelled structure.

•	The portfolio extended across the curve in order to take advantage of the steepness of the yield curve.

•	Credit spreads tightened across the quality spectrum and therefore the portfolio benefited by being long spread duration.

What hurt performance during the year

•	For most of the year, the portfolio was underweighted duration; and therefore, it did not benefit as much from the price appreciation experienced by longer securities as rates declined. However, at the end of the fourth quarter, the portfolio was duration neutral.

•	The portfolio is conservatively managed; therefore, its underweight in BBB securities did not participate in the price appreciation that high beta securities observed throughout the year.

Advisor Outlook

The portfolio will continue to maintain a conservative duration posture, as well as a credit barbell, with weaker credits in front of the curve and better quality names farther out into the maturity spectrum. The portfolio will continue to selectively participate in the new issue market, purchasing securities that are attractively priced and that have the potential for added value.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	5.0
Weighted Average Coupon	5.2
Weighted Average Modified Duration (Years)*	3.7
Weighted Average Rating	AA-

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/MONY INTERMEDIATE TERM BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
Corporate Bonds	47.0%
U.S. Government and Agency	41.6
Foreign Government Securities	5.5
Asset Backed Securities	5.1
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,026.00	$4.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.17

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 0.82% multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

EQ/MONY LONG TERM BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	7.92%	9.65%	9.02%	9.67%
Lehman Brothers Long Government/Credit Bond Index	8.56	10.46	9.72	10.72

*	Date of inception 3/20/85

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.92% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers Long Government/Credit Bond Index, returned 8.56% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Security selection was particularly strong in the Energy and Manufacturing sector with positive contributions earlier in the year from holdings including Kerr-McGee and Tyco International. The later half of the year, purchases such as Halliburton and Rabobank made substantial contributions.

•	A significant underweight in the Auto, Pharmaceuticals, and Insurance sectors was the largest positive contributor from a sector allocation perspective.

What hurt performance during the year

•	The portfolio has maintained a lower duration exposure, or sensitivity to interest rate moves, than that of the benchmark as long Treasury yields declined.

•	Underweighted sectors that exhibited strong performance, such as Electric Utilities and Gaming along with Yankee Bonds, diminished the portfolio’s upside potential.

Advisor Outlook

The portfolio continues to keep a defensive posture with its duration exposure lower than its benchmark in anticipation of a moderately growing economy, increasing inflation rates, and gradually higher interest rates. We believe the corporate bond market will carry forward its strong fundamental backdrop with strong balance sheets, low leverage, and low default rates. Therefore, greater exposure to corporate bonds will be maintained in order to capture incremental yield over Treasuries. Security selection will grow increasingly important for excess returns.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	17.7
Weighted Average Coupon	6.4
Weighted Average Modified Duration (Years)*	9.8
Weighted Average Rating	A+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/MONY LONG TERM BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
Corporate Bonds	64.0%
U.S. Government and Agency	28.7
Commercial Paper	3.3
Foreign Government and Supranational Securities	2.5
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,082.20	$4.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.17

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 0.82% multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

EQ/MONY MONEY MARKET PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	0.95%	2.63%	3.93%	4.73%
Prime Commercial Rate Paper 30 day	1.42	2.80	4.14	5.17
3-Month Treasury Bill†	1.33	2.95	4.14	5.15

*	Date of inception 7/29/85

†	In 2005, the Investment Manager revised the Portfolio’s market index to be the 3-Month Treasury Bill, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.95% for the year ending December 31, 2004. The Portfolio’s benchmark, the 3-Month Treasury Bill, returned 1.33% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Once the Fed telegraphed it would begin to remove monetary policy accommodation in June, the portfolio’s weighted-average maturity was reduced to capture more quickly the market’s movement to higher yields given the anticipated and realized Fed moves.

•	The portfolio re-invested maturing securities in instruments with follow-on maturities coincident or near upcoming Fed meetings to maximize the opportunity to capture anticipated yield step-ups realized as the Fed tightened monetary policy.

What hurt performance during the year

•	There were few significant negative areas in the portfolio in 2004. Based on the Fed’s five monetary policy tightenings in 2004, some portfolio securities with longer maturities into 2005 carry below-market yields.

Advisor Outlook

Going forward, the average maturity of the portfolio will be adjusted selectively to capitalize on potential opportunities related to anticipated further Fed interest rate increases. While we believe the U.S. economy’s growth will continue to be solid, we see the Fed’s return to a neutral monetary policy level coming at a slightly slower pace than is currently priced in the financial markets.

Maturity Weightings As of December 31, 2004
1-30 days	55.6%
31-60 days	20.3
61-90 days	17.4
91-120 days	4.2
>120 days	2.5

100.0%

EQ/MONY MONEY MARKET PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
Commercial Paper	42.0%
Government Securities	25.0
Corporate Bonds	20.1
Certificates of Deposit	11.1
Cash and Other	1.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,006.10	$2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.62	2.54

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 0.50% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	17.97%	6.12%	6.57	%*
Portfolio – IB Shares	17.67	6.01	6.74	**
Russell 2000 Index	18.33	6.61	7.21	**

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.97% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 2000 Index, returned 18.33% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The positive sector contributors to the Index return for the full year were the Consumer Discretionary, Financial Services, Materials and Processing, Energy and Health Care sectors.

•	The top performing stocks in the Russell 2000 Index were OSI Pharmaceutical, Andrew Corp. and Cytyc Corp.

What hurt performance during the year

•	The sectors that most detracted from the Index return for the full year were the Technology, Consumer Staples, Utilities, Auto and Transportation, and Producer Durables sectors.

•	The most negative performing stocks in the Russell 2000 Index were Ascential Software, Lexar Media and Cymer Inc.

Advisor Outlook

The portfolio will continue to meet its performance objective by approximating the investment return of the Russell 2000 Index.

EQ/SMALL COMPANY INDEX PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	21.3%
Information Technology	17.2
Consumer Discretionary	14.2
Industrials	13.8
Health Care	12.4
Materials	5.9
Energy	5.1
Utilities	3.2
Consumer Staples	2.7
Telecommunication Services	0.9
Cash and Other	3.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,107.70	$1.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.43	1.73
Class IB
Actual	1,000.00	1,105.90	3.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.17	3.00

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.34% and 0.59%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO ADVISER

•	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/04

Since Incept.*
Portfolio – IA Shares	14.40%
Portfolio – IB Shares	14.30
Russell 2000 Growth Index	12.66

*	Date of inception 10/1/04.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY*

The Portfolio’s Class IA shares returned 14.40% since inception on October 1, 2004. The Portfolio’s benchmark, the Russell 2000 Growth Index, returned 12.66% over the same period.

Portfolio Highlights*

October 1, 2004 - December 31, 2004*

What helped performance during the year

•	Stocks in the Technology, Telecommunication Services, Consumer Staples, and Industrial sectors contributed positively to the portfolio.

•	Ask Jeeves, an Internet search provider, was the top performing stock for the year. Nextel Partners was also a top performing stock for the year.

What hurt performance during the year

•	The stocks in the Health Care and Materials sectors detracted from performance. Par Pharmaceuticals was a top-ten holding and the second largest detractor from performance.

•	Corinthian Colleges, a post-secondary education company, was the worst performing stock for the year.

*	The portfolio commenced operations on October 1, 2004.

Advisor Outlook

Currently, investors are questioning whether the markets, which have been strong for two years in a row, can sustain a third year of advance. Furthermore, our conversations with company management teams cause us to be optimistic about earnings in the coming year. We expect businesses to play a larger role in economic growth than consumers, and from our perspective, business confidence seems to be growing. The recent acceleration in mergers and acquisition activity is another encouraging signal of higher confidence in corporate boardrooms. Looking specifically at the portfolio, we are optimistic about the fundamentals that will be reported over the next several months. We continue to focus our efforts on individual stock selection driven by underlying business fundamentals.

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	25.0%
Industrials	23.1
Health Care	21.1
Consumer Discretionary	12.8
Financials	6.9
Telecommunication Services	4.3
Consumer Staples	1.6
Materials	1.2
Energy	0.6
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class IA
Actual	$1,000.00	$1,011.40	$2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,009.65	2.52
Class IB
Actual	1,000.00	1,011.40	3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,009.05	3.13

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.03% and 1.28%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.1%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.	307,900	$9,440,214
Autoliv, Inc.	510,100	24,637,830
BorgWarner, Inc.^	315,600	17,096,052
Cooper Tire & Rubber Co.^	271,800	5,857,290
Dana Corp.	581,800	10,082,594
Lear Corp.^	414,625	25,296,271
Magna International, Inc., Class A^	272,400	22,486,620

		114,896,871

Automobiles (0.2%)
General Motors Corp.^	641,300	25,690,478

Hotels, Restaurants & Leisure (2.1%)
McDonald’s Corp.	132,400	4,244,744
Starbucks Corp.*	704,640	43,941,350
Wynn Resorts Ltd.*^	2,488,320	166,518,375

		214,704,469

Household Durables (2.1%)
D.R. Horton, Inc.	2,596,365	104,659,473
Lennar Corp., Class A	1,446,790	82,004,058
Newell Rubbermaid, Inc.	916,300	22,165,297

		208,828,828

Internet & Catalog Retail (2.8%)
Amazon.com, Inc.*	3,856,547	170,806,466
eBay, Inc.*	986,256	114,681,848

		285,488,314

Media (2.8%)
Comcast Corp., Class A*	2,200,800	73,242,624
Interpublic Group of Cos., Inc.*^	971,300	13,015,420
Time Warner, Inc.*	4,786,800	93,055,392
Viacom, Inc., Class B	980,400	35,676,756
Walt Disney Co.	955,400	26,560,120
XM Satellite Radio Holdings, Inc., Class A*^	1,121,180	42,178,792

		283,729,104

Multiline Retail (0.6%)
Federated Department Stores, Inc.	601,200	34,743,348
Nordstrom, Inc.	215,500	10,070,315
Target Corp.	354,300	18,398,799

		63,212,462

Specialty Retail (1.1%)
Home Depot, Inc.	1,074,300	45,915,582
Limited Brands	988,600	22,757,572
Lowe’s Cos., Inc.	366,200	21,089,458
Office Depot, Inc.*	1,156,200	20,071,632

		109,834,244

Textiles, Apparel & Luxury Goods (0.3%)
Jones Apparel Group, Inc.	194,100	7,098,237
V.F. Corp.	361,900	20,042,022

		27,140,259

Total Consumer Discretionary		1,333,525,029

Consumer Staples (5.6%)
Beverages (0.9%)
Adolph Coors Co., Class B	18,200	1,377,194
Coca-Cola Co.	1,148,800	47,824,544
PepsiCo, Inc.	806,600	42,104,520

		91,306,258

Food & Staples Retailing (1.9%)
Kroger Co.*	266,500	4,674,410
Safeway, Inc.*	1,205,500	23,796,570
SUPERVALU, Inc.	200,000	6,904,000
Wal-Mart Stores, Inc.	1,937,500	102,338,750
Whole Foods Market, Inc.^	539,620	51,452,767

		189,166,497

Food Products (0.2%)
Sara Lee Corp.	1,023,500	24,707,290

Household Products (0.7%)
Procter & Gamble Co.	1,215,400	66,944,232

Tobacco (1.9%)
Altria Group, Inc.	2,600,300	158,878,330
UST, Inc.	739,000	35,553,290

		194,431,620

Total Consumer Staples		566,555,897

Energy (8.0%)
Energy Equipment & Services (1.9%)
BJ Services Co.	1,616,290	75,222,137
Nabors Industries Ltd.*^	1,383,470	70,958,176
Schlumberger Ltd.	655,220	43,866,979

		190,047,292

Oil & Gas (6.1%)
ChevronTexaco Corp.	2,846,400	149,464,464
ConocoPhillips	771,199	66,963,209
Exxon Mobil Corp.	6,672,400	342,027,224
Marathon Oil Corp.	939,900	35,349,639
Occidental Petroleum Corp.	453,850	26,486,686

		620,291,222

Total Energy		810,338,514

Financials (19.7%)
Capital Markets (3.8%)
Ameritrade Holding Corp.*^	7,420,630	105,521,358
Goldman Sachs Group, Inc.	577,400	60,072,696
Janus Capital Group, Inc.	3,554,390	59,749,296
Lehman Brothers Holdings, Inc.	475,700	41,614,236
Merrill Lynch & Co., Inc.	1,005,300	60,086,781
Morgan Stanley	970,700	53,893,264
Piper Jaffray Cos.*^	9,004	431,742

		381,369,373

Commercial Banks (6.0%)
Bank of America Corp.	4,432,100	208,264,379
Comerica, Inc.^	443,700	27,074,574
KeyCorp	1,112,900	37,727,310
National City Corp.	990,600	37,197,030
SunTrust Banks, Inc.	418,400	30,911,392
U.S. Bancorp	2,320,425	72,675,711
Wachovia Corp.	1,900,400	99,961,040
Wells Fargo & Co.	1,530,800	95,139,220

		608,950,656

Consumer Finance (0.4%)
American Express Co.	610,100	34,391,337
Capital One Financial Corp.	52,600	4,429,446

		38,820,783

Diversified Financial Services (4.0%)
Citigroup, Inc.	5,730,400	276,090,672
JPMorgan Chase & Co.	3,328,952	129,862,418

		405,953,090

Insurance (3.6%)
ACE Ltd.	268,900	11,495,475
Allstate Corp.	668,400	34,569,648
American International Group, Inc.	1,489,206	97,796,158
Chubb Corp.	400,600	30,806,140
Genworth Financial, Inc., Class A	837,300	22,607,100

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Hartford Financial Services Group, Inc.	559,600	$38,785,876
Manulife Financial Corp.	681,839	31,500,962
MBIA, Inc.	153,100	9,688,168
Metlife, Inc.	602,400	24,403,224
PartnerReinsurance Ltd.	120,300	7,451,382
St. Paul Travelers Cos., Inc.	1,122,865	41,624,605
XL Capital Ltd., Class A	232,700	18,069,155

		368,797,893

Thrifts & Mortgage Finance (1 9%)
Astoria Financial Corp.	617,000	24,661,490
Fannie Mae	905,100	64,452,171
Freddie Mac	608,500	44,846,450
MGIC Investment Corp.	302,000	20,810,820
Washington Mutual, Inc.^	1,025,600	43,362,368

		198,133,299

Total Financials		2,002,025,094

Health Care (9.9%)
Biotechnology (3.6%)
Affymetrix, Inc.*^	2,496,030	91,229,896
Amgen, Inc.*	603,300	38,701,695
Applera Corp.- Celera Genomics Group*	2,639,350	36,291,063
Genentech, Inc.*	1,144,450	62,303,858
Gilead Sciences, Inc.*	2,188,650	76,580,863
Human Genome Sciences, Inc.*^	4,903,050	58,934,661

		364,042,036

Health Care Equipment & Supplies (1.5%)
Applied Biosystems Group	5,693,600	119,053,176
Hospira, Inc.*	73,040	2,446,840
Medtronic, Inc.	595,900	29,598,353

		151,098,369

Health Care Providers & Services (0.2%)
Medco Health Solutions, Inc.*	635,200	26,424,320

Pharmaceuticals (4.6%)
Abbott Laboratories	730,400	34,073,160
Bristol-Myers Squibb Co.	924,800	23,693,376
Eli Lilly & Co.	524,700	29,776,725
Forest Laboratories, Inc.*	1,819,130	81,606,172
GlaxoSmithKline plc (ADR)	282,800	13,401,892
Johnson & Johnson	1,387,300	87,982,566
Merck & Co., Inc.	2,193,000	70,483,020
Pfizer, Inc.	3,639,400	97,863,466
Wyeth	626,400	26,678,376

		465,558,753

Total Health Care		1,007,123,478

Industrials (9.4%)
Aerospace & Defense (0.8%)
Boeing Co.	485,800	25,149,866
Goodrich Corp.	884,100	28,857,024
Honeywell International, Inc.	765,600	27,109,896

		81,116,786

Air Freight & Logistics (0.4%)
United Parcel Service, Inc./ Georgia, Class B	526,000	44,951,960

Commercial Services & Supplies (1.6%)
Apollo Group, Inc., Class A*	2,063,180	166,519,258

Electrical Equipment (0.4%)
Cooper Industries Ltd., Class A	348,000	23,625,720
Hubbell, Inc., Class B	411,900	21,542,370

		45,168,090

Industrial Conglomerates (4.9%)
3M Co.	365,900	30,029,413
General Electric Co.	10,221,900	373,099,350
Textron, Inc.	497,300	36,700,740
Tyco International Ltd.^	1,496,700	53,492,058

		493,321,561

Machinery (0.6%)
Crane Co.	50,000	1,442,000
Eaton Corp.	597,800	43,256,808
Parker-Hannifin Corp.	149,600	11,330,704

		56,029,512

Road & Rail (0.7%)
Burlington Northern Santa Fe Corp.	520,200	24,610,662
CSX Corp.	263,400	10,557,072
Norfolk Southern Corp.	964,296	34,897,872

		70,065,606

Total Industrials		957,172,773

Information Technology (25.5%)
Communications Equipment (5.3%)
Cisco Systems, Inc.*	3,280,600	63,315,580
Corning, Inc.*	10,427,850	122,735,795
JDS Uniphase Corp.*^	25,266,440	80,094,615
Juniper Networks, Inc.*^	6,335,790	172,270,130
Nortel Networks Corp.*	4,931,000	17,209,190
QUALCOMM, Inc.	1,614,828	68,468,707
Tellabs, Inc.*	1,860,500	15,981,695

		540,075,712

Computers & Peripherals (4.8%)
Dell, Inc.*	1,200,600	50,593,284
Hewlett-Packard Co.	4,216,475	88,419,481
International Business Machines Corp.	967,900	95,415,582
Network Appliance, Inc.*^	3,902,620	129,645,036
PalmOne, Inc.*‡^	2,755,710	86,942,651
Quantum Corp.*^	614,800	1,610,776
Sun Microsystems, Inc.*	7,309,700	39,326,186

		491,952,996

Electronic Equipment & Instruments (0.9%)
Arrow Electronics, Inc.*	56,025	1,361,408
Avnet, Inc.*	510,000	9,302,400
Flextronics International Ltd.*	1,282,575	17,725,186
Ingram Micro, Inc., Class A*	1,164,675	24,225,240
Sanmina-SCI Corp.*	823,600	6,975,892
Solectron Corp.*	3,426,500	18,263,245
Tech Data Corp.*	52,700	2,392,580
Vishay Intertechnology, Inc.*^	795,300	11,945,406

		92,191,357

Internet Software & Services (2.9%)
CNET Networks, Inc.*‡^	11,352,140	127,484,532
RealNetworks, Inc.*^	7,088,806	46,927,896
Yahoo!, Inc.*	3,069,410	115,655,369

		290,067,797

IT Services (0.2%)
Electronic Data Systems Corp.	1,004,400	23,201,640

Semiconductors & Semiconductor Equipment (6.9%)
Advanced Micro Devices, Inc.*	3,483,480	76,706,230
Agere Systems, Inc., Class A*	4,511,600	6,180,892
Broadcom Corp., Class A*	5,387,890	173,921,089
Intel Corp.	3,042,900	71,173,431
KLA-Tencor Corp.*^	3,101,173	144,452,638
PMC-Sierra, Inc.*^	3,584,750	40,328,437
Silicon Laboratories, Inc.*‡^	4,706,170	166,174,863
Texas Instruments, Inc.	809,200	19,922,504

		698,860,084

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Software (4.5%)
Electronic Arts, Inc.*	1,875,470	$115,678,989
Microsoft Corp.	6,754,600	180,415,366
NAVTEQ Corp.*	1,037,030	48,076,711
Oracle Corp.*	2,446,300	33,563,236
Symantec Corp.*	2,970,860	76,529,354

		454,263,656

Total Information Technology		2,590,613,242

Materials (1.4%)
Chemicals (0.2%)
Dow Chemical Co.	94,900	4,698,499
DuPont (E.I.) de Nemours & Co.	178,200	8,740,710

		13,439,209

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	397,600	21,335,216

Metals & Mining (0.4%)
Alcoa, Inc.	204,600	6,428,532
United States Steel Corp.^	590,500	30,263,125
Worthington Industries, Inc.	341,950	6,695,381

		43,387,038

Paper & Forest Products (0.6%)
Georgia-Pacific Corp.	978,600	36,677,928
MeadWestvaco Corp.	778,200	26,373,198

		63,051,126

Total Materials		141,212,589

Telecommunication Services (4.3%)
Diversified Telecommunication Services (3.9%)
BellSouth Corp.	1,357,500	37,724,925
Level 3 Communications, Inc.*‡^	37,398,340	126,780,373
SBC Communications, Inc.	2,853,425	73,532,762
Sprint Corp.^	2,113,850	52,529,172
Verizon Communications, Inc.	2,595,700	105,151,807

		395,719,039

Wireless Telecommunication Services (0.4%)
Vodafone Group plc (ADR)^	1,739,270	47,621,213

Total Telecommunication Services		443,340,252

Utilities (2.1%)
Electric Utilities (1.6%)
Alliant Energy Corp.	805,900	23,048,740
American Electric Power Co., Inc.	991,300	34,041,242
Entergy Corp.	505,600	34,173,504
FirstEnergy Corp.	654,100	25,843,491
Northeast Utilities	1,001,300	18,874,505
PPL Corp.	338,700	18,045,936
Xcel Energy, Inc.^	331,400	6,031,480

		160,058,898

Multi-Utilities & Unregulated Power (0.5%)
Constellation Energy Group, Inc.	709,700	31,020,987
Sempra Energy	626,000	22,961,680

		53,982,667

Total Utilities		214,041,565

Total Common Stocks (99.0%) (Cost $8,421,632,536)		10,065,948,433

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (7.9%)
Banco Bilbao Viz Argentaria N.Y.
2.07%, 7/20/05(l)	$45,981,535	$45,981,535
Bayerische Landesbank N.Y.
2.41%, 1/31/05(l)	25,000,000	25,000,000
2.42%, 1/31/05(l)	49,996,723	49,996,723
BNP Paribas N.Y.
2.36%, 8/17/05(l)	9,995,683	9,995,683
2.34%, 10/11/05(l)	24,993,622	24,993,622
CDC Financial, Inc.
2.41%, 1/31/05(l)	20,000,000	20,000,000
Concord Minutemen C.C. LLC, Series A
2.37%, 4/14/05(l)	14,998,985	14,998,985
Credit Suisse First Boston N.Y.
2.44%, 9/19/05(l)	25,000,000	25,000,000
Deutsche Bank N.Y.
2.43%, 2/22/05(l)	7,000,918	7,000,918
General Electric Capital Corp.
2.51%, 1/2/05(l)	25,000,000	25,000,000
2.40%, 3/29/05(l)	7,004,341	7,004,341
2.42%, 5/12/05(l)	25,078,531	25,078,531
ING USA
2.41%, 2/18/05	80,000,000	80,000,000
Landesbank Baden-Wuerttemberg N.Y.
2.54%, 3/29/05(l)	14,989,723	14,989,723
Merrill Lynch & Co., Inc.
2.38%, 5/5/06(l)	10,000,000	10,000,000
Merrill Lynch Mortgage Capital
2.41%, 1/12/05(l)	25,000,000	25,000,000
2.41%, 2/3/05(l)	40,000,000	40,000,000
Monumental Global Funding II
2.10%, 4/10/05(l)	25,066,732	25,066,732
Morgan Stanley & Co.
2.52%, 1/24/05	10,000,000	10,000,000
2.35%, 1/31/06(l)	25,000,000	25,000,000
2.37%, 1/31/06(l)	20,000,000	20,000,000
New York Life Insurance Co.
2.39%, 3/31/05(l)	35,000,000	35,000,000
Nomura Securities
2.36%, 1/3/05	9,659,167	9,659,167
2.38%, 1/3/05	25,000,000	25,000,000
Nordea Bank N.Y.
2.36%, 9/6/05(l)	14,993,223	14,993,223
Royal Bank of Canada N.Y.
2.38%, 6/27/05(l)	99,985,286	99,985,286
Skandinaviska Enskilda Banken
2.29%, 2/1/05	24,900,250	24,900,250
Svenska Grand Cayman
2.34%, 2/4/05	10,000,000	10,000,000
United of Omaha Life Insurance
2.43%, 5/31/05(l)	25,000,000	25,000,000
Westdeutsche Landesbank N.Y.
2.34%, 6/22/05(l)	27,996,500	27,996,500

Total Short-Term Investments of Cash Collateral for Securities Loaned		802,641,219

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Time Deposit (1.4%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	$145,905,713	$145,905,713

Total Short-Term Debt Securities (9.3%) (Amortized Cost $ 948,546,932)		948,546,932

Total Investments (108.3%) (Cost/Amortized Cost $9,370,179,468)		11,014,495,365
Other Assets Less Liabilities (-8.3%)		(846,193,799)

Net Assets (100%)		$10,168,301,566

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
‡	Affiliated company as defined under the Investment Company Act of 1940.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2004, were as follows:

Securities	Market Value December 31, 2003	Purchases at Cost	Sales at Cost	Market Value December 31, 2004	Dividend Income	Realized Gain (Loss)
CNET Networks, Inc.	$—	$108,551,955	$1,533,945	$127,484,532	$—	$(230,666)
Level 3 Communications	—	132,714,673	—	126,780,373	—	—
PalmOne, Inc.	—	89,511,355	—	86,942,651	—	—
Silicon Laboratories, Inc.	65,837,458	155,570,269	10,220,360	166,174,863	—	5,422,242

	$65,837,458			$507,382,419	$—	$5,191,576

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$4,476,784,642
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	4,772,477,232

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,855,072,050
Aggregate gross unrealized depreciation	(244,465,610)

Net unrealized appreciation	$1,610,606,440

Federal income tax cost of investments	$9,403,888,925

At December 31, 2004, the Portfolio had loaned securities with a total value $786,741,006. This was secured by collateral of $ 802,641,219 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $1,664,569 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $2,864,465,889 which expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $680,153,694 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (18.2%)
Auto Components (1.0%)
Johnson Controls, Inc.^	445,400	$28,256,176

Automobiles (0.2%)
Harley-Davidson, Inc.	126,000	7,654,500

Hotels, Restaurants & Leisure (2.8%)
Carnival Corp.	721,400	41,574,282
Royal Caribbean Cruises Ltd.^	241,100	13,125,484
Wendy’s International, Inc.^	643,300	25,255,958

		79,955,724

Household Durables (0.6%)
Fortune Brands, Inc.	223,100	17,218,858

Media (8.9%)
Clear Channel Communications, Inc.	160,800	5,385,192
Comcast Corp., Special Class A*	2,249,700	73,880,148
Time Warner, Inc.*	3,707,900	72,081,576
Viacom, Inc., Class B	2,770,900	100,833,051
Westwood One, Inc.*	196,800	5,299,824

		257,479,791

Specialty Retail (4.7%)
Bed Bath & Beyond, Inc.*	645,200	25,698,316
Home Depot, Inc.	1,573,600	67,255,664
Lowe’s Cos., Inc.	582,500	33,546,175
TJX Cos., Inc .	324,700	8,159,711

		134,659,866

Total Consumer Discretionary		525,224,915

Consumer Staples (9.0%)
Food Products (0.1%)
Dean Foods Co.*	46,600	1,535,470

Household Products (1.9%)
Procter & Gamble Co.	982,700	54,127,116

Personal Products (1.8%)
Avon Products, Inc.	1,338,400	51,796,080

Tobacco (5.2%)
Altria Group, Inc.	2,247,600	137,328,360
Loews Corp.- Carolina Group^	474,300	13,730,985

		151,059,345

Total Consumer Staples		258,518,011

Energy (14.3%)
Energy Equipment & Services (3.3%)
Baker Hughes, Inc.	634,300	27,065,581
Halliburton Co.	721,800	28,323,432
Nabors Industries Ltd.*	664,400	34,077,076
Schlumberger Ltd.	87,500	5,858,125

		95,324,214

Oil & Gas (11.0%)
BP plc (ADR)	943,200	55,082,880
ChevronTexaco Corp.	331,800	17,422,818
ConocoPhillips	1,268,200	110,117,806
Exxon Mobil Corp.	988,600	50,675,636
Noble Energy, Inc.^	1,020,000	62,893,200
Occidental Petroleum Corp.	374,700	21,867,492

		318,059,832

Total Energy		413,384,046

Financials (26.0%)
Capital Markets (3.9%)
Franklin Resources, Inc.	131,600	9,165,940
Lehman Brothers Holdings, Inc.	221,700	19,394,316
Merrill Lynch & Co., Inc.	807,200	48,246,344
Morgan Stanley	633,300	35,160,816

		111,967,416

Commercial Banks (3.7%)
Bank of America Corp.	1,824,470	85,731,845
North Fork Bancorporation, Inc.	741,400	21,389,390

		107,121,235

Consumer Finance (0.6%)
MBNA Corp.	576,300	16,245,897

Diversified Financial Services (7.5%)
Citigroup, Inc.	2,445,298	117,814,458
JPMorgan Chase & Co.	2,559,376	99,841,258

		217,655,716

Insurance (8.6%)
ACE Ltd.	2,037,400	87,098,850
Allstate Corp.	215,000	11,119,800
American International Group, Inc.	1,553,000	101,985,510
Axis Capital Holdings Ltd.^	953,300	26,082,288
Metlife, Inc.^	508,500	20,599,335

		246,885,783

Thrifts & Mortgage Finance (1.7%)
Fannie Mae^	693,000	49,348,530

Total Financials		749,224,577

Health Care (10.7%)
Health Care Equipment & Supplies (2.7%)
Boston Scientific Corp.*	2,158,200	76,724,010

Health Care Providers & Services (5.9%)
Caremark Rx, Inc.*	1,050,400	41,417,272
HCA, Inc.^	364,600	14,569,416
Health Management Associates, Inc., Class A	725,500	16,483,360
UnitedHealth Group, Inc.	178,200	15,686,946
WellPoint, Inc.*	717,200	82,478,000

		170,634,994

Pharmaceuticals (2.1%)
Forest Laboratories, Inc.*	500,700	22,461,402
Pfizer, Inc.	1,171,400	31,498,946
Wyeth	132,400	5,638,916

		59,599,264

Total Health Care		306,958,268

Industrials (8.4%)
Aerospace & Defense (0.9%)
Northrop Grumman Corp.	158,200	8,599,752
United Technologies Corp.	182,000	18,809,700

		27,409,452

Building Products (0.8%)
American Standard Cos., Inc.*	544,800	22,511,136

Electrical Equipment (0.4%)
Emerson Electric Co.	160,600	11,258,060

Industrial Conglomerates (4.3%)
3M Co.	384,100	31,523,087
General Electric Co.	2,548,000	93,002,000

		124,525,087

Machinery (0.3%)
Ingersoll-Rand Co., Class A	111,600	8,961,480

Road & Rail (1.7%)
Burlington Northern Santa Fe Corp.	183,800	8,695,578
Union Pacific Corp.	592,500	39,845,625

		48,541,203

Total Industrials		243,206,418

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Information Technology (5.5%)
Computers & Peripherals (0.7%)
EMC Corp.*	528,100	$7,852,847
Hewlett-Packard Co.	645,400	13,534,038

		21,386,885

IT Services (0.8%)
Fiserv, Inc.*	542,300	21,795,037

Semiconductors & Semiconductor Equipment (0.2%)
Agere Systems, Inc., Class A*	1	1
Applied Materials, Inc.*	399,300	6,828,030

		6,828,031

Software (3.8%)
Microsoft Corp.	4,094,600	109,366,766

Total Information Technology		159,376,719

Materials (2.3%)
Chemicals (1.6%)
Air Products & Chemicals, Inc.^	778,300	45,118,051

Metals & Mining (0.7%)
Alcoa, Inc.	656,800	20,636,656

Total Materials		65,754,707

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.9%)
BellSouth Corp.^	442,500	12,297,075
SBC Communications, Inc.	535,500	13,799,835
Verizon Communications, Inc.	678,700	27,494,137

Total Telecommunication Services		53,591,047

Utilities (1.8%)
Electric Utilities (1.8%)
Entergy Corp.	521,100	35,221,149
FPL Group, Inc.	108,700	8,125,325
PPL Corp.	170,600	9,089,568

Total Utilities		52,436,042

Total Common Stocks (98.1%) (Cost $2,336,868,239)		2,827,674,750

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Government Security (2.0%)
Federal Home Loan Bank
1.25%, 1/3/05 (o)	$57,000,000	$56,994,062

Short-Term Investments of Cash Collateral for Securities Loaned (2.7%)
BNP Paribas, N.Y.
2.34%, 10/11/05(l)	9,997,449	9,997,449
General Electric Capital Corp.
2.42%, 5/12/06(l)	5,015,706	5,015,706
ING USA
2.41%, 2/18/05	4,000,000	4,000,000
Landesbkbadan-Wuerttemberg, N.Y.
2.54%, 3/29/06(l)	9,993,149	9,993,149
Nomura Securities
2.36%, 1/3/05	19,336,323	19,336,323
Nomura Securities
2.38%, 1/3/05	20,000,000	20,000,000
Skandinaviska Enskilda Banken
2.29%, 1/1/05	4,980,050	4,980,050
Westdeutsche Landesbank N.Y.
2.34%, 6/22/05(l)	4,999,375	4,999,375

Total Short-Term Investments of Cash Collateral for Securities Loaned		78,322,052

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	175,413	175,413

Total Short-Term Debt Securities (4.7%) (Amortized Cost $135,491,527)		135,491,527

Total Investments (102.8%) (Cost/Amortized Cost $2,472,359,766)		2,963,166,277
Other Assets Less Liabilities (-2.8%)		(79,923,500)

Net Assets (100%)		$2,883,242,777

*	Non-income producing.
(^)	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Options written for the year ended December 31, 2004, were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2004	—	$—
Options Written	9,000	1,722,609
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(1,000)	(139,817)
Options Exercised	(8,000)	(1,582,792)

Options Outstanding—December 31, 2004	—	$—

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,155,218,419
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,048,443,865

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$516,433,498
Aggregate gross unrealized depreciation	(30,973,285)

Net unrealized appreciation	$485,460,213

Federal income tax cost of investments	$2,477,706,064

At December 31, 2004, the Portfolio had loaned securities with a total value $76,414,425. This was secured by collateral of $78,322,052 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $153,210 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $170,824,711 of which $70,368,500 expires in the year 2010, and $100,456,211 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $101,358,856 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (14.6%)
Asset Backed Securities (0.3%)
Ameriquest Mortgage Securities, Inc.,
Series 03-11 AF2 3.030%, 1/25/34	$2,513,851	$2,510,528

Non-Agency CMO (14.3%)
Asset Securitization Corp.,
Series 97-MD7 A1B 7.410%, 1/13/30	3,750,000	3,971,700
Banc of America Funding Corp.,
Series 04-B 5A1 5.240%, 11/20/34 (l)	4,611,491	4,680,969
Bear Stearns Alt-A Trust,
Series 04-11 2A3 5.055%, 11/25/34 (l)	4,143,447	4,160,138
Chase Mortgage Finance Corp.,
Series 02-S4 A23 6.250%, 3/25/32	5,350,263	5,340,447
Countrywide Alternative Loan Trust,
Series 04-29CB A6 4.000%, 1/25/35	6,128,830	6,081,973
Countrywide Home Loan Mortgage Pass Through Trust,
Series 04-14 2A3 4.807%, 8/25/34	8,990,000	9,079,900
Series 04-22 A1 5.193%, 11/25/34 (l)	3,892,066	3,925,017
Credit Suisse First Boston Mortgage Securities Corp.,
Series 01-CP4 ACP 1.090%, 12/15/35 IO §(l)	128,000,000	3,537,395
Series 04-2R A1 5.376%, 12/28/33 §(l)	3,459,600	3,277,971
Indymac Index Mortgage Loan Trust,
Series 04-AR9 4A 5.287%, 11/25/34 (l)	2,104,931	2,137,286
MASTR Adjustable Rate Mortgages Trust,
Series 04-15 4A1 4.939%, 12/25/34	4,174,228	4,220,653
Series 04-8 5A1 4.802%, 8/25/34 (l)	4,053,308	4,093,562
MASTR Asset Securitization Trust,
Series 04-9 3A1 5.250%, 7/25/34	5,532,424	5,620,066
Merrill Lynch Mortgage Investors, Inc.,
Series 04-A2 1A 3.831%, 7/25/34 (l)	4,096,308	4,076,279
Morgan Stanley Capital I,
Series 03-1Q4 X1 0.134%, 5/15/40 IO §(l)	140,118,593	5,368,252
Morgan Stanley Mortgage Loan Trust,
Series 04-8AR 4A1 5.461%, 10/25/34 (l)	3,991,004	4,048,199
Residential Asset Mortgage Products, Inc.,
Series 04-SL2 A2 6.500%, 10/25/31	5,270,873	5,398,478
Series 04-SP2 A21 6.000%, 1/25/32	4,736,175	4,813,041
RESI Finance LP,
Series 03-C B3 3.770%, 9/10/35 §(l)	7,864,658	7,864,516
Residential Accredit Loans, Inc.,
Series 02-QS19 A8 6.000%, 12/25/32	4,976,526	5,078,352
Structured Asset Securities Corp.,
Series 02-11A 1A1 3.600%, 6/25/32 (l)	2,707,813	2,773,170
Series 02-RM1 A 3.068%, 10/25/37 §(l)	5,891,862	5,928,686
Washington Mutual Mortgage Securities Corp.,
Series 02-MS12 A 6.500%, 5/25/32	5,670,698	5,772,950
Wells Fargo Mortgage Backed Securities Trust,
Series 04-1 A29 5.500%, 2/25/34	4,419,566	4,444,684
Series 04-P 2A1 4.278%, 9/25/34 (l)	3,444,531	3,425,439
Series 04-S A1 3.541%, 9/25/34 (l)	4,905,292	4,783,930
Series 04-W A1 4.634%, 11/25/34 (l)	3,905,774	3,899,486

		127,802,539

Total Asset-Backed and Mortgage-Backed Securities		130,313,067

Government Securities (84.7%)
Agency CMO (6.9%)
Federal Home Loan Mortgage Corp.
5.000%, 6/15/14	3,406,129	3,430,614
5.000%, 4/15/15	954,522	963,582
5.000%, 1/15/17 IO	2,827,222	308,178
5.500%, 7/15/17	4,300,000	4,448,406
5.000%, 7/15/26 IO	7,245,491	815,135
5.000%, 11/15/26	2,709,864	2,748,509
6.500%, 3/15/28	3,191,522	3,234,167
5.000%, 10/15/29	4,295,000	4,342,028
5.000%, 2/15/30	2,515,000	2,524,496
Federal National Mortgage Association
4.500%, 4/25/13 IO	8,555,000	866,194
5.000%, 12/25/26	7,958,333	8,058,989
4.000%, 1/25/27	5,335,000	5,321,239
6.000%, 5/25/30	6,910,081	7,008,115
5.500%, 6/25/31	3,664,673	3,733,808
5.000%, 10/25/33	5,201,085	5,269,906
6.500%, 9/25/42	2,316,321	2,422,003
2.900%, 10/25/42	2,445,594	2,440,444
6.500%, 1/25/44	3,840,993	4,019,720

		61,955,533

U.S. Government Agencies (18.1%)
Federal National Mortgage Association
4.597%, 11/1/34 (l)	19,340,000	19,523,730
5.500%, 1/25/20 TBA	44,955,000	46,444,134
5.500%, 1/25/35 TBA	55,705,000	56,540,575
6.500%, 1/25/35 TBA	17,475,000	18,321,454
Government National Mortgage Association
9.000%, 12/15/09	2,269,406	2,438,519
5.500%, 1/15/35 TBA	17,540,000	17,896,273

		161,164,685

U.S. Treasuries (59.7%)
U.S. Treasury Bonds
7.500%, 11/15/16^	12,500,000	15,974,125
U.S. Treasury Notes
3.500%, 11/15/06^	48,900,000	49,312,618
3.250%, 8/15/07^	74,010,000	74,119,831
3.000%, 11/15/07^	31,000,000	30,808,668
2.625%, 5/15/08^	40,000,000	39,106,240
3.250%, 8/15/08^	20,000,000	19,907,040
3.375%, 11/15/08^	24,500,000	24,433,972
3.250%, 1/15/09^	47,160,000	46,751,028
3.000%, 2/15/09^	41,000,000	40,245,682
3.875%, 5/15/09^	21,140,000	21,451,329

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
5.750%, 8/15/10^	$18,000,000	$19,817,586
5.000%, 2/15/11^	21,000,000	22,339,569
4.875%, 2/15/12^	25,750,000	27,216,540
4.250%, 8/15/13^	18,240,000	18,383,932
4.000%, 2/15/14^	27,000,000	26,627,697
4.750%, 5/15/14^	40,415,000	42,116,835
4.250%, 8/15/14^	13,485,000	13,515,031

		532,127,723

Total Government Securities		755,247,941

Total Long-Term Debt Securities (99.3%) (Cost $888,744,383)		885,561,008

SHORT-TERM DEBT SECURITIES:
Repurchase Agreements (16.5%)
Goldman Sachs Group, Inc. 1.90% dated 12/31/04, due 1/3/05, to be repurchased at $74,011,717, collateralized by $75,971,000 of Federal National Mortgage Association, 6.00% due 10/1/34	74,000,000	74,000,000

Morgan Stanley 2.10%, dated 12/31/04, due 1/3/05 to be repurchased at $73,012,775, collateralized by $74,675,000 of Federal Home Loan Bank (2.24%) (o) due 2/11/05	73,000,000	73,000,000

		147,000,000

Short-Term Investments of Cash Collateral for Securities Loaned (5.7%)
Allstate Life Insurance
2.31%, 3/1/05(l)	12,143,000	12,143,000
Concord Minutemen C.C. LLC,
Series A 2.37%, 4/14/05(l)	4,999,661	4,999,661
General Electric Capital Corp
2.17%, 2/3/06 (l)	14,966,074	14,966,074
ING USA
2.41%, 2/18/05	5,000,000	5,000,000
Lehman Brothers, Inc.
2.33%, 1/3/05	6,669,572	6,669,572
Merrill Lynch & Co., Inc.
2.38%, 2/3/06 (l)	3,000,000	3,000,000
Nomura Securities
2.36%, 1/3/05	4,401,440	4,401,440

Total Short-Term Investments of Cash Collateral for Securities Loaned		51,179,747

Time Deposit (0.2%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	1,931,982	1,931,982

Total Short-Term Debt Securities (22.4%) (Amortized Cost $ 200,111,729)		200,111,729

Total Investments (121.7%) (Cost/Amortized Cost $ 1,088,856,112)		1,085,672,737
Other Assets Less Liabilities (-21.7%)		(193,776,669)

Net Assets (100%)		$891,896,068

^	All, or a portion of security out on laon (See Note 1.)
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market vaue of these securities amounted to $25,976,820 or 2.91% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

CMO — Collateralized Mortgage Obligation

IO — Interest only

TBA — Security is subject to delayed delivery.

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,047,413,813
U.S. Government securities	446,231,023
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	2,294,633,666
U.S. Government securities	399,688,489

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,533,305
Aggregate gross unrealized depreciation	(7,010,269)

Net unrealized depreciation	$(3,476,964)

Federal income tax cost of investments	$1,089,149,701

At December 31, 2004, the Portfolio had loaned securities with a total value of $443,255,809. This was secured by collateral of $452,118,434 of which $51,179,747 was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $400,938,688 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $8,292,448 which expires in the year 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (1.6%)
BlueScope Steel Ltd.^	578,000	$3,738,027
Coles Myer Ltd.	621,194	4,801,366
Orica Ltd.	298,300	4,763,267
Publishing & Broadcasting Ltd.	194,176	2,663,754
Qantas Airways Ltd.	451,200	1,312,211
Rinker Group Ltd.	1,539,730	12,854,489

		30,133,114

Austria (0.7%)
OMV AG	45,500	13,710,609

Belgium (1.4%)
Delhaize Group^	217,800	16,563,695
KBC Bancassurance Holding^	137,135	10,531,640

		27,095,335

Canada (2.3%)
Alcan, Inc.^	244,000	11,974,461
Bank of Nova Scotia^	525,200	17,840,537
Manulife Financial Corp.^	291,000	13,455,244

		43,270,242

Denmark (0.3%)
Danske Bank A/S	184,600	5,658,541

Finland (0.4%)
Nokia OYJ	448,934	7,090,680

France (9.3%)
Assurances Generales de France^	322,600	24,095,243
BNP Paribas S.A.^	271,202	19,648,045
Credit Agricole S.A.^	303,643	9,162,532
Essilor International S.A.	148,227	11,615,178
France Telecom S.A.	254,366	8,422,395
Renault S.A.^	148,100	12,390,315
Sanofi-Aventis^	290,795	23,241,465
Schneider Electric S.A.	102,451	7,129,932
Societe Generale	155,900	15,776,478
Thomson	95,200	2,516,841
Total S.A.	185,492	40,517,282

		174,515,706

Germany (6.0%)
Altana AG	95,900	6,066,584
Continental AG	288,000	18,300,938
E.On AG	142,400	13,003,170
Epcos AG*^	270,900	4,050,428
HeidelbergCement AG	157,933	9,570,006
MAN AG	246,200	9,447,093
Merck KGaA	91,175	6,233,658
Porsche AG (Non-Voting)^	17,243	10,938,301
SAP AG	144,965	25,852,124
Siemens AG	47,900	4,060,139
Volkswagen AG^	118,000	5,349,055
Volkswagen AG (Non-Voting)	11,210	373,311

		113,244,807

Greece (0.1%)
EFG Eurobank Ergasias S.A.	31,960	1,098,204

Hong Kong (1.0%)
Esprit Holdings Ltd.	3,178,000	19,216,746

Ireland (2.6%)
Allied Irish Banks plc	697,801	14,483,378
Anglo Irish Bank Corp. plc	88,609	2,147,476
CRH plc	855,336	22,880,267
Depfa Bank plc^	583,000	9,802,515

		49,313,636

Israel (0.8%)
Teva Pharmaceutical Industries Ltd. (ADR)^	517,400	15,449,564

Italy (2.5%)
ENI S.p.A.	1,712,898	42,886,477
FASTWEB	74,085	4,267,667

		47,154,144

Japan (23.5%)
Advantest Corp.^	34,700	2,976,608
Aeon Credit Service Co., Ltd.^	144,600	10,767,034
Aiful Corp.^	114,850	12,631,595
Canon, Inc.	811,000	43,767,249
Daikin Industries Ltd.^	348,600	10,069,835
Daito Trust Construction Co., Ltd.	151,800	7,214,463
Daiwa House Industry Co., Ltd.	640,000	7,276,276
Denso Corp.	883,600	23,670,167
East Japan Railway Co.	1,453	8,082,463
Eisai Co., Ltd.^	382,500	12,579,535
Hitachi Ltd.	1,348,000	9,340,100
Honda Motor Co., Ltd.	612,600	31,744,960
Hoya Corp.	253,800	28,656,836
Itochu Corp.*^	1,381,000	6,388,153
Japan Tobacco, Inc.	300	3,425,393
JFE Holdings, Inc.^	453,900	12,956,548
Keyence Corp.	53,400	11,965,102
Kobe Steel Ltd.^	907,000	1,389,665
Mitsubishi Corp.^	1,672,000	21,603,669
Mitsubishi Tokyo Financial Group, Inc.	764	7,754,074
Nippon Electric Glass Co., Ltd.^	201,000	5,139,260
Nippon Meat Packers, Inc.^	637,000	8,634,654
Nissan Motor Co., Ltd.	1,370,100	14,895,007
Nitto Denko Corp.	131,500	7,212,160
Oji Paper Co., Ltd.^	295,000	1,692,788
Promise Co., Ltd.^	176,900	12,636,947
Ricoh Co., Ltd.	500,000	9,646,726
Sanyo Shinpan Finance Co., Ltd.	117,100	8,319,391
Secom Co., Ltd.	100	4,001
Sega Sammy Holdings, Inc.*^	136,400	7,494,213
Sony Corp.^	61,000	2,357,373
Sumitomo Mitsui Financial Group, Inc.^	2,505	18,212,404
Suzuki Motor Co., Ltd.	379,000	6,923,861
Takeda Pharmaceutical Co., Ltd.	211,300	10,640,265
Tanabe Seiyaku Co., Ltd.	448,000	4,616,844
Tokyo Electric Power Co., Inc.	406,500	9,977,042
Tokyo Gas Co., Ltd.^	1,132,000	4,639,797
Toyota Motor Corp.	458,600	18,662,652
UFJ Holdings, Inc.*	1,669	10,114,658
Uny Co., Ltd.	446,000	5,096,770

		441,176,538

Luxembourg (1.2%)
Arcelor^	950,269	21,919,349

Mexico (1.1%)
America Movil S.A. de C.V. (ADR)	321,200	16,814,820
Grupo Televisa S.A. (ADR)^	48,200	2,916,100

		19,730,920

Netherlands (3.0%)
ABN AMRO Holding N.V.	364,215	9,648,702
ASML Holding N.V.*^	447,631	7,185,704
ING Groep N.V. (CVA)	1,068,865	32,340,539

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Royal Dutch Petroleum Co.	139,600	$8,035,966

		57,210,911

Russia (0.4%)
Mobile Telesystems (ADR)^	52,900	7,327,179

Singapore (1.1%)
Flextronics International Ltd.*	608,400	8,408,088
Singapore Telecommunications Ltd.	8,268,785	12,055,690

		20,463,778

South Africa (0.1%)
MTN Group Ltd.	321,447	2,481,996

South Korea (0.6%)
Samsung Electronics Co., Ltd. (GDR) §	51,781	11,340,039

Spain (4.3%)
Altadis S.A.	65,000	2,977,437
Banco Bilbao Vizcaya Argentaria S.A.^	1,099,006	19,494,398
Banco Santander Central Hispano S.A.	1,068,200	13,256,308
Endesa S.A.^	311,400	7,318,344
Gestevision Telecinco S.A.*	345,559	7,130,061
Inditex S.A.^	502,679	14,826,878
Repsol YPF S.A.^	579,500	15,092,048

		80,095,474

Sweden (1.5%)
Svenska Cellulosa AB, Class B	269,700	11,505,696
Telefonaktiebolaget LM Ericsson, Class B*^	5,451,728	17,391,975

		28,897,671

Switzerland (8.4%)
Alcon, Inc.	114,900	9,260,940
Compagnie Financiere Richemont AG, Class A	207,630	6,911,262
Credit Suisse Group*	380,800	16,007,598
Givaudan S.A. (Registered)^	9,090	5,987,521
Micronas Semiconductor
Holding AG (Registered)*	39,900	1,956,226
Nestle S.A. (Registered)	9,000	2,354,674
Nobel Biocare Holding AG	53,951	9,773,904
Novartis AG (Registered)	650,873	32,798,367
Roche Holding AG	253,502	29,182,492
Syngenta AG*	26,300	2,793,985
UBS AG (Registered)	287,408	24,100,213
Xstrata plc	893,600	15,989,603

		157,116,785

Taiwan (0.2%)
Hon Hai Precision Industry (GDR) (Registered)^	480,342	4,529,625

United Kingdom (23.6%)
Aviva plc	1,150,128	13,867,061
Barclays plc	690,000	7,762,930
BHP Billiton plc	523,978	6,141,546
BP plc	2,228,036	21,730,240
British American Tobacco plc	587,100	10,116,389
Capita Group plc	1,554,474	10,915,570
Carnival plc	433,471	26,447,983
Enterprise Inns plc	629,366	9,606,151
GlaxoSmithKline plc	570,200	13,377,563
GUS plc	1,023,842	18,447,852
HBOS plc	927,400	15,098,769
Hilton Group plc	1,730,025	9,449,605
HSBC Holdings plc	1,356,361	22,889,841
Intercontinental Hotels Group plc	726,694	9,033,797
Lloyds TSB Group plc	692,800	6,291,410
Man Group plc	314,071	8,875,946
Pearson plc	314,500	3,794,940
Persimmon plc	611,200	8,108,497
Punch Taverns plc	700,400	9,285,148
Reckitt Benckiser plc	869,636	26,279,727
RMC Group plc	255,000	4,156,491
Royal & Sun Alliance Insurance Group plc	614,400	914,180
Royal Bank of Scotland Group plc	1,205,593	40,552,107
SABMiller plc	597,000	9,903,007
Sainsbury (J) plc	1,169,000	6,071,008
Shell Transport & Trading Co. plc (Registered)	1,418,454	12,091,407
Smith & Nephew plc	1,189,329	12,170,483
Standard Chartered plc	657,419	12,224,212
Tesco plc	5,768,040	35,630,788
Trinity Mirror plc	281,500	3,437,277
Vodafone Group plc	6,222,400	16,874,285
Whitbread plc	657,190	10,680,631
Wimpey (George) plc	1,003,383	7,792,275
WPP Group plc	1,253,723	13,792,241

		443,811,357

Total Common Stocks (98.0%) (Cost $1,391,278,778)		1,843,052,950

	Number of Warrants
WARRANTS:
Luxembourg (0.3%)
Taiwan Semiconductor Manufacturing Co., Ltd., $0.000001, expiring 11/21/05*	2,697,134	5,221,652

Netherlands (0.3%)
ABN Amro Bank N.V., $20.62, expiring 1/12/05*	3,730,685	5,931,789

Total Warrants (0.6%) (Cost $10,280,769)		11,153,441

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (15.0%)
Barclays N.Y.
2.37%, 6/1/05(l)	$5,498,207	5,498,207
Bayerische Landesbank N.Y.
2.41%, 1/31/06(l)	25,000,000	25,000,000
BNP Paribas N.Y.
2.34%, 10/11/05(l)	14,996,173	14,996,173
Concord Minutemen C.C. LLC, Series A
2.37%, 4/14/05(l)	4,999,662	4,999,662
Deutsche Bank N.Y.
2.43%, 2/22/05(l)	5,000,656	5,000,656
General Electric Capital Corp.
2.42%, 5/12/06(l)	5,015,706	5,015,706
General Electric Co.
2.09%, 10/24/05(l)	5,003,097	5,003,097
ING USA
2.41%, 2/18/05	25,000,000	25,000,000

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Merrill Lynch & Co., Inc.
2.38%, 5/5/06(l)	$27,000,000	$27,000,000
New York Life Insurance
2.39%, 3/31/05(l)	15,000,000	15,000,000
Nomura Securities
2.36%, 1/3/05	21,557,102	21,557,102
2.38%, 1/3/05	75,000,000	75,000,000
Skandinaviska Enskilda Banken
2.29%, 2/1/05	23,904,240	23,904,240
Svenska Grand Cayman
2.34%, 2/4/05	10,000,000	10,000,000
Swedbank N.Y.
2.42%, 6/20/06(l)	9,991,035	9,991,035
Westdeutsche Landesbank N.Y.
2.34%, 6/22/05(l)	9,998,750	9,998,750

Total Short-Term Investments of Cash Collateral for Securities Loaned		282,964,628

Time Deposit (0.6%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	10,858,761	10,858,761

Total Short-Term Debt Securities (15.6%) (Amortized Cost $293,823,389)		293,823,389

Total Investments (114.2%) (Cost/Amortized Cost $1,695,382,936)		2,148,029,780
Other Assets Less Liabilities (-14.2%)		(267,893,349)

Net Assets (100%)		$1,880,136,431

Market Sector Diversification
As a Percentage of Total Equity Investments

Consumer Discretionary		19.1%
Consumer Staples		7.1
Energy		8.3
Financials
Capital Markets	2.6%
Commercial Banks	15.9
Consumer Finance	2.4
Diversified Financial Services	1.8
Insurance	2.8

Total Financials		25.5
Health Care		10.6
Industrials		4.5
Information Technology		10.8
Materials		8.5
Telecommunication Services		3.7
Utilities		1.9

		100.0%

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $11,340,039 or 0.60% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

CVA — Dutch Certification

GDR — Global Depositary Receipt

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Appreciation
TOPIX Index	46	March -05	$4,891,140	$5,151,264	$260,124

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$997,492,565
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	960,831,999

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$453,714,861
Aggregate gross unrealized depreciation	(6,091,247)

Net unrealized appreciation	$447,623,614

Federal income tax cost of investments	$1,700,406,166

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

At December 31, 2004, the Portfolio had loaned securities with a total value of $269,499,536. This was secured by collateral of $283,026,001 of which $282,964,628 was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $61,373 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2004, the Portfolio incurred approximately $25,127 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $394,414,610 of which $9,473,492 expires in the year 2008, $285,572,509 expires in the year 2009, $61,620,674 expires in the year 2010, and $37,747,935 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $115,326,699 during 2004.

Included in the capital loss carryforward amounts are $31,423,050 of losses acquired from EQ/International Equity Index Portfolio as a result of a tax-free reorganization that accrued during the year ended 2003, and $50,119,452 of losses acquired from EQ/Alliance Global Portfolio as a result of a tax-free reorganization that occurred during the year ended 2002. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (20.5%)
Hotels, Restaurants & Leisure (2.5%)
Carnival Corp.	272,400	$15,698,412
Starbucks Corp.*	207,500	12,939,700

		28,638,112

Household Durables (2.3%)
Pulte Homes, Inc.	398,400	25,417,920

Internet & Catalog Retail (5.4%)
Amazon.com, Inc.*^	102,900	4,557,441
eBay, Inc.*	484,908	56,385,102

		60,942,543

Media (2.3%)
E.W. Scripps Co., Class A	437,700	21,132,156
Univision Communications, Inc., Class A*^	173,800	5,087,126

		26,219,282

Multiline Retail (2.7%)
Target Corp.	593,200	30,804,876

Specialty Retail (5.3%)
Bed Bath & Beyond, Inc.*	426,800	16,999,444
Lowe’s Cos., Inc.	755,503	43,509,418

		60,508,862

Total Consumer Discretionary		232,531,595

Consumer Staples (3.3%)
Household Products (1.1%)
Procter & Gamble Co.	232,200	12,789,576

Personal Products (2.2%)
Avon Products, Inc.	629,698	24,369,312

Total Consumer Staples		37,158,888

Energy (3.0%)
Energy Equipment & Services (3.0%)
Halliburton Co.^	224,700	8,817,228
Nabors Industries Ltd.*^	499,400	25,614,226

Total Energy		34,431,454

Financials (13.7%)
Capital Markets (2.2%)
Franklin Resources, Inc.^	101,300	7,055,545
Merrill Lynch & Co., Inc.	299,400	17,895,138

		24,950,683

Consumer Finance (3.0%)
MBNA Corp.	1,180,100	33,267,019

Diversified Financial Services (3.1%)
Citigroup, Inc.	454,099	21,878,490
JPMorgan Chase & Co.	343,200	13,388,232

		35,266,722

Insurance (5.4%)
Aflac, Inc.	156,100	6,219,024
American International Group, Inc.	593,099	38,948,812
Progressive Corp.	191,601	16,255,429

		61,423,265

Total Financials		154,907,689

Health Care (19.3%)
Biotechnology (3.5%)
Amgen, Inc.*	526,401	33,768,624
Biogen Idec, Inc.*	91,900	6,121,459

		39,890,083

Health Care Equipment & Supplies (8.0%)
Alcon, Inc.^	258,700	20,851,220
Boston Scientific Corp.*	513,800	18,265,590
St. Jude Medical, Inc.*	721,500	30,252,495
Zimmer Holdings, Inc.*	263,400	21,103,608

		90,472,913

Health Care Providers & Services (4.9%)
UnitedHealth Group, Inc.	406,000	35,740,180
WellPoint, Inc.*^	179,000	20,585,000

		56,325,180

Pharmaceuticals (2.9%)
Pfizer, Inc.	270,400	7,271,056
Teva Pharmaceutical Industries Ltd. (ADR)^	846,200	25,267,532

		32,538,588

Total Health Care		219,226,764

Industrials (3.3%)
Commercial Services & Supplies (0.6%)
Apollo Group, Inc., Class A*	84,700	6,836,137

Industrial Conglomerates (2.7%)
General Electric Co.	824,300	30,086,950

Total Industrials		36,923,087

Information Technology (35.7%)
Communications Equipment (9.7%)
Corning, Inc.*	2,229,100	26,236,507
Juniper Networks, Inc.*	1,231,600	33,487,204
QUALCOMM, Inc.	948,200	40,203,680
Research In Motion Ltd.*	124,300	10,244,806

		110,172,197

Computers & Peripherals (7.8%)
Apple Computer, Inc.*	283,000	18,225,200
Dell, Inc.*	1,144,802	48,241,956
EMC Corp.*	849,900	12,638,013
Network Appliance, Inc.*	275,100	9,138,822

		88,243,991

Internet Software & Services (6.1%)
Google, Inc., Class A*^	60,400	11,663,240
Yahoo!, Inc.*^	1,530,800	57,680,544

		69,343,784

Semiconductors & Semiconductor Equipment (5.6%)
Advanced Micro Devices, Inc.*^	612,700	13,491,654
Altera Corp.*	481,500	9,967,050
Broadcom Corp., Class A*	651,100	21,017,508
Marvell Technology Group Ltd.*^	523,500	18,568,545

		63,044,757

Software (6.5%)
Electronic Arts, Inc.*	697,400	43,015,632
Microsoft Corp.	374,991	10,016,010
Symantec Corp.*	820,400	21,133,504

		74,165,146

Total Information Technology		404,969,875

Total Common Stocks (98.8%) (Cost $935,939,898)		1,120,149,352

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (6.6%)
Fortis Bank
2.34%, 2/2/05	$2,000,000	2,000,000
Morgan Stanley & Co.
2.49%, 1/2/06(l).	3,000,000	3,000,000
New York Life Insurance Co.
2.39%, 3/31/05	3,000,000	3,000,000
Nomura Securities
2.36%, 1/3/05	7,313,288	7,313,288

EQ ADVISORS TRUST

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Nomura Securities
2.38%, 1/3/05	$55,000,000	$55,000,000
Nordeutsche Landesbank N.Y.
2.37%, 6/12/06(l)	3,997,300	3,997,300

		74,310,588

Time Deposit (0.9%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	10,633,486	10,633,486

Total Short-Term Debt Securities (7.5%) (Cost/Amortized Cost $84,944,074)		84,944,074

Total Investments (106.3%) (Cost/Amortized Cost $1,020,883,972)		1,205,093,426
Other Assets Less Liabilities (-6.3%)		(71,914,278)

Net Assets (100%)		$1,133,179,148

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$835,342,219
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	874,509,137

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$190,115,364
Aggregate gross unrealized depreciation	(9,689,500)

Net unrealized appreciation	$180,425,864

Federal income tax cost of investments	$1,024,667,562

At December 31, 2004, the Portfolio had loaned securities with a total value $72,696,857. This was secured by collateral of $74,310,588 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $122,491 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $703,225,787 of which $340,761,560 expires in the year 2009, $258,581,589 expires in the year 2010, and $103,882,638 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $33,518,521 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (7.8%)
Asset Backed Securities (2.1%)
Ameriquest Mortgage Securities, Inc.,
Series 04-R4 A2 2.528%, 6/25/34 (l)	$2,154,423	$2,154,390
Centex Home Equity,
Series 03-C AV 2.718%, 9/25/33 (l)	2,697,264	2,700,635
Citibank Credit Card Issuance Trust,
Series 04-A8 A8 4.900%, 12/12/16^	11,505,000	11,656,003
Equity One ABS, Inc.,
Series 04-3 AF1 2.578%, 7/25/34 (l)	3,755,253	3,756,080
Merrill Lynch Mortgage Investors, Inc.,
Series 04-SL1 A 2.678%, 4/25/35 (l)	1,952,120	1,952,156
Residential Asset Mortgage Products, Inc.,
Series 04-RS2 AI1 2.548%, 1/24/24 (l)	1,895,686	1,895,808
Series 04-RS6 AI1 2.568%, 8/25/22 (l)	2,359,923	2,360,229
Series 04-SP1 AI1 2.598%, 6/15/13 (l)	2,190,708	2,191,429
Residential Asset Securities Corp.,
Series 02-KS7 A2 2.788%, 11/25/32 (l)	3,721,667	3,727,331
Series 03-KS3 A2 2.718%, 5/25/33 (l)	4,785,741	4,791,142
Series 04-KS7 AI1 2.568%, 10/25/21 (l)	3,030,859	3,031,302
Residential Funding Mortgage Securities II,
Series 04-HS2 AI1 2.568%, 12/25/18 (l)	3,198,121	3,198,548

		43,415,053

Non-Agency CMO (5.7%)
Banc of America Commercial Mortgage, Inc.,
Series 04-1 A2 4.037%, 11/10/39	5,925,000	5,880,174
Series 04-1 A4 4.760%, 11/10/39	8,780,000	8,771,297
Series 04-3 A5 5.306%, 6/10/39 (l)	9,465,000	9,911,703
Series 04-4 A3 4.128%, 7/10/42	6,190,000	6,187,511
Series 04-6 A2 4.161%, 12/10/42	8,270,000	8,276,451
Bear Stearns Commercial Mortgage Securities,
Series 04-PWR5 A5 4.978%, 7/11/42 (l)	9,400,000	9,503,945
Countrywide Home Loan Mortgage Pass Through Trust,
Series 03-49 A1 1.642%, 12/19/33 (l)	2,150,225	2,141,525
Credit Suisse First Boston Mortgage Securities Corp.,
Series 04-C5 A2 4.183%, 11/15/37	6,995,000	6,999,757
Series 03-CK2 A2 3.861%, 3/15/36	5,425,000	5,419,541
Deutsche Mortgage Securities, Inc.,
Series 04-4 1A1 2.628%, 4/25/34 (l)	2,578,147	2,579,975
GE Capital Commercial Mortgage Corp.,
Series 04-C3 A4 5.189%, 7/10/39 (l)	6,645,000	6,832,743
Greenwich Capital Commercial Funding Corp.,
Series 03-C1 A4 4.111%, 7/5/35	6,385,000	6,161,267
Series 03-C2 A3 4.533%, 1/5/36	8,390,000	8,449,306
LB-UBS Commercial Mortgage Trust,
Series 04-C7 A2 3.992%, 10/15/29	5,880,000	5,839,192
Series 04-C8 A2 4.201%, 12/15/29^	6,525,000	6,540,346
Merrill Lynch Mortgage Trust,
Series 04-KEY2 A2 4.166%, 8/12/39^	5,130,000	5,110,958
Morgan Stanley Capital I,
Series 03-IQ6 A4 4.970%, 12/15/41	4,635,000	4,714,066
Series 04-HQ4 A7 4.970%, 4/14/40	6,765,000	6,838,460

		116,158,217

Total Asset-Backed and Mortgage-Backed Securities		159,573,270

Consumer Discretionary (2.8%)
Automobiles (0.8%)
Ford Motor Co.
6.375%, 2/1/29 7.450%, 7/16/31^	1,110,000 585,000	998,929 588,357
Ford Motor Credit Co.
5.700%, 1/15/10 7.375%, 2/1/11	665,000 7,035,000	671,053 7,581,978
7.000%, 10/1/13^	1,775,000	1,881,734
General Motors Corp.
8.375%, 7/15/33^	5,535,000	5,734,720

		17,456,771

Household Durables (0.1%)
Fortune Brands, Inc.
2.875%, 12/1/06^	2,050,000	2,030,792

Media (1.9%)
British Sky Broadcasting plc
6.875%, 2/23/09	1,450,000	1,590,665
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	2,600,000	3,595,935
Comcast Cable Communications, Inc.
6.875%, 6/15/09^	8,125,000	9,026,428
Comcast Corp.
7.050%, 3/15/33^	1,790,000	2,048,168
News America, Inc.
6.550%, 3/15/33^	4,710,000	5,012,886
Time Warner Entertainment Co. LP
8.375%, 3/15/23	7,995,000	10,023,395
Time Warner, Inc.
7.700%, 5/1/32	4,845,000	5,926,007
WPP Finance UK Corp.
5.875%, 6/15/14^§	2,445,000	2,544,604

		39,768,088

Total Consumer Discretionary		59,255,651

Consumer Staples (1.0%)
Food & Staples Retailing (0.3%)
Albertson’s, Inc.
7.450%, 8/1/29^	3,140,000	3,680,413
Safeway, Inc.
4.950%, 8/16/10^	3,240,000	3,298,187

		6,978,600

Food Products (0.7%)
Kraft Foods, Inc.
4.125%, 11/12/09	8,540,000	8,493,269

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
5.250%, 10/1/13	$4,910,000	$5,051,658

		13,544,927

Total Consumer Staples		20,523,527

Energy (0.9%)
Oil & Gas (0.9%)
Amerada Hess Corp.
7.875%, 10/1/29	3,410,000	4,034,732
7.125%, 3/15/33	3,455,000	3,798,987
Conoco, Inc.
6.950%, 4/15/29	3,435,000	4,056,237
Valero Energy Corp.
7.500%, 4/15/32^	5,055,000	6,097,245

Total Energy		17,987,201

Financials (8.6%)
Capital Markets (0.5%)
Goldman Sachs Group, Inc.
4.750%, 7/15/13	3,590,000	3,552,431
6.125%, 2/15/33	3,780,000	3,926,932
Merrill Lynch & Co., Inc.
5.000%, 1/15/15	2,520,000	2,510,124

		9,989,487

Commercial Banks (1.7%)
Bank of America Corp.
6.250%, 4/15/12	1,090,000	1,203,800
Barclays Bank plc
8.550%, 12/31/49 §(l)	4,180,000	5,089,911
CBA Capital Trust I
5.805%, 12/31/49 §	2,435,000	2,534,908
Huntington National Bank
4.375%, 1/15/10	3,135,000	3,145,578
Mizuho Financial Group Cayman Ltd.
8.375%, 12/31/49	5,020,000	5,501,418
RBS Capital Trust I
4.709%, 12/29/49 (l)	5,895,000	5,742,886
RBS Capital Trust III
7.730%, 7/1/10 (l)	5,490,000	5,611,938
Suntrust Bank
2.530%, 6/2/09^(l)	3,395,000	3,403,254
Wells Fargo & Co.
4.200%, 1/15/10	3,080,000	3,092,517

		35,326,210

Consumer Finance (1.5%)
American General Finance Corp.
4.625%, 5/15/09	6,950,000	7,072,327
Boeing Capital Corp.
4.750%, 8/25/08^	880,000	910,137
Capital One Financial Corp.
6.250%, 11/15/13^	1,445,000	1,553,647
General Motors Acceptance Corp.
7.750%, 1/19/10	3,410,000	3,660,008
6.875%, 9/15/11	3,890,000	3,986,445
HSBC Finance Corp.
6.500%, 11/15/08	6,025,000	6,552,651
7.000%, 5/15/12	2,340,000	2,672,226
MBNA Corp.
4.625%, 9/15/08	3,695,000	3,752,841

		30,160,282

Diversified Financial Services (3.6%)
Capital One Bank
6.500%, 6/13/13^	425,000	464,393
CIT Group, Inc.
2.530%, 5/18/07^(l)	2,360,000	2,360,009
Citigroup, Inc.
2.590%, 6/9/09 (l)	2,420,000	2,423,674
5.000%, 9/15/14 §	3,458,000	3,474,681
Credit Suisse First Boston USA, Inc.
5.500%, 8/15/13	1,005,000	1,052,381
General Electric Capital Corp.
2.581%, 6/22/07^ (l)	15,500,000	15,508,494
3.500%, 8/15/07	10,240,000	10,219,284
4.375%, 11/21/11	3,800,000	3,783,068
6.750%, 3/15/32^	8,595,000	10,060,018
JPMorgan Chase & Co.
6.750%, 2/1/11	5,970,000	6,706,740
Mangrove Bay Pass-Through Trust
6.102%, 7/15/33 §(l)	6,965,000	6,911,091
UFJ Finance Aruba AEC
6.750%, 7/15/13	2,520,000	2,808,215
Washington Mutual Financial Corp.
6.875%, 5/15/11^	7,320,000	8,300,009

		74,072,057

Insurance (1.1%)
Assurant, Inc.
5.625%, 2/15/14^	2,710,000	2,798,750
Berkshire Hathaway Finance Corp.
4.200%, 12/15/10^	3,970,000	3,944,516
Liberty Mutual Group
5.750%, 3/15/14 §	2,795,000	2,747,829
Metlife, Inc.
5.000%, 11/24/13^	2,945,000	2,957,852
Royal & Sun Alliance Insurance Group plc
8.950%, 10/15/29^	2,605,000	3,289,636
Zurich Capital Trust I
8.376%, 6/1/37 §	6,100,000	6,848,860

		22,587,443

Thrifts & Mortgage Finance (0.2%)
Countrywide Home Loans, Inc.
4.000%, 3/22/11	4,670,000	4,540,454

Total Financials		176,675,933

Government Securities (63.6%)
Foreign Governments (1.0%)
United Mexican States
4.625%, 10/8/08	9,855,000	9,978,188
7.500%, 1/14/12	8,675,000	9,838,605

		19,816,793

U.S. Government Agencies (50.5%)
Federal Home Loan Bank
3.750%, 8/18/09^	22,500,000	22,452,390
Federal Home Loan Mortgage Corp.
3.750%, 8/3/07^	24,660,000	24,693,414
4.250%, 7/15/09^	25,290,000	25,729,565
5.125%, 11/7/13^	20,275,000	20,356,100
6.000%, 1/15/35 TBA	19,885,000	20,537,467
Federal National Mortgage Association
3.250%, 6/28/06^	49,155,000	49,138,287
3.410%, 8/30/07	38,500,000	38,370,101
3.550%, 11/16/07	14,970,000	14,980,719
5.250%, 8/1/12^	19,690,000	20,430,935
4.625%, 10/15/14^	10,000,000	10,007,510
6.000%, 2/1/17	7,537,233	7,903,007
6.500%, 3/1/26	17,111	17,951
6.500%, 5/1/26	8,167	8,568
9.000%, 8/1/26	13,248	14,339
6.500%, 1/1/28	1,057,489	1,109,374
6.500%, 2/1/28	635,580	666,765
6.500%, 3/1/28	142,094	149,066
6.500%, 6/1/28	24,616	25,824
6.500%, 7/1/28	33,475	35,117
6.500%, 8/1/28	79,829	83,746
6.500%, 9/1/28	374,821	393,211
6.500%, 10/1/28	103,163	108,225

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note1)
6.500%, 11/1/28	$138,838	$145,650
6.500%, 12/1/28	13,848	14,527
6.500%, 1/1/29	71,733	75,253
6.500%, 2/1/29	1,278,029	1,340,735
6.500%, 3/1/29	228,603	239,818
6.500%, 4/1/29	221,440	232,304
6.500%, 5/1/29	74,409	79,109
6.500%, 6/1/29	531,875	557,974
6.500%, 7/1/29	539,222	565,679
6.500%, 8/1/29	303,844	318,752
6.500%, 9/1/29	5,945	6,237
6.500%, 10/1/29	4,293	4,504
6.500%, 11/1/29	37,883	39,742
6.500%, 2/1/31	5,859	6,146
6.500%, 5/1/31	755,986	793,078
6.500%, 9/1/31	137,503	144,250
6.500%, 10/1/31	40,637	42,631
6.500%, 3/1/32	653,595	685,664
6.500%, 8/1/32	147,213	154,436
6.500%, 9/1/32	315,470	330,949
6.500%, 11/1/32	21,835	22,906
6.500%, 12/1/32	28,353	29,744
6.500%, 5/1/33	24,779	25,995
5.000%, 2/1/34	36,516,157	36,240,022
4.500%, 1/25/20 TBA	94,185,000	93,861,192
5.500%, 1/25/20 TBA	68,455,000	70,722,572
5.000%, 1/25/35 TBA	80,985,000	80,326,997
5.500%, 1/25/35 TBA	214,940,000	218,164,100
6.000%, 1/25/35 TBA	81,170,000	83,909,487
6.500%, 1/25/35 TBA	118,640,000	124,386,684
Government National Mortgage Association
8.500%, 10/15/17	6,243	6,814
8.500%, 11/15/17	22,181	24,210
8.000%, 7/15/26	1,926	2,090
6.000%, 1/15/35 TBA	25,350,000	26,261,028
5.000%, 1/15/35 TBA	38,780,000	38,767,901

		1,035,740,861

U.S. Treasuries (12.1%)
U.S. Treasury Bonds
5.375%, 2/15/31^	29,196,000	31,570,452
U.S. Treasury Notes
2.500%, 9/30/06^	41,845,000	41,483,752
3.500%, 8/15/09^	122,150,000	121,816,042
4.250%, 8/15/14^	16,815,000	16,852,447
4.250%, 11/15/14	4,275,000	4,286,188
Inflation Indexed
2.000%, 7/15/14^	31,546,930	32,547,567

		248,556,448

Total Government Securities		1,304,114,102

Health Care (0.2%)
Health Care Providers & Services (0.2%)
Humana, Inc.
6.300%, 8/1/18^	2,575,000	2,641,064
WellPoint, Inc.
3.750%, 12/14/07 §	1,250,000	1,249,344

Total Health Care		3,890,408

Industrials (0.8%)
Commercial Services & Supplies (0.2%)
Waste Management, Inc.
6.875%, 5/15/09	3,550,000	3,933,318

Industrial Conglomerates (0.6%)
Hutchison Whampoa International Ltd.
7.450%, 11/24/33^§	5,105,000	5,658,321
Tyco International Group S.A.
6.375%, 10/15/11	6,955,000	7,678,709

		13,337,030

Total Industrials		17,270,348

Information Technology (0.4%)
Computers & Peripherals (0.1%)
International Business Machines Corp.
4.375%, 6/1/09^	1,215,000	1,236,092

IT Services (0.3%)
Pershing Road Development Co. LLC
2.800%, 9/1/26 §(l)	6,590,000	6,590,000

Total Information Technology		7,826,092

Materials (0.8%)
Containers & Packaging (0.1%)
Packaging Corp. of America
5.750%, 8/1/13	50,000	51,566
Sealed Air Corp.
5.625%, 7/15/13 §	1,940,000	2,006,965

		2,058,531

Paper & Forest Products (0.7%)
International Paper Co.
5.300%, 4/1/15	3,675,000	3,718,123
Weyerhaeuser Co.
7.375%, 3/15/32^	8,330,000	9,878,097

		13,596,220

Total Materials		15,654,751

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.1%)
BellSouth Corp.
4.200%, 9/15/09	2,325,000	2,331,073
British Telecommunications plc
8.875%, 12/15/30	2,565,000	3,434,589
Deutsche Telekom International Finance BV
8.250%, 6/15/30	1,880,000	2,482,461
SBC Communications, Inc.
5.100%, 9/15/14	4,250,000	4,289,500
5.625%, 6/15/16	745,000	769,622
Sprint Capital Corp.
8.750%, 3/15/32	8,865,000	11,810,919
Telecom Italia Capital S.A.
4.000%, 1/15/10 §	8,010,000	7,853,709
6.375%, 11/15/33^	4,935,000	5,074,157
TELUS Corp.
7.500%, 6/1/07	4,040,000	4,389,460

		42,435,490

Wireless Telecommunication Services (0.4%)
AT&T Wireless Services, Inc.
8.750%, 3/1/31	6,160,000	8,305,608

Total Telecommunication Services		50,741,098

Utilities (1.9%)
Electric Utilities (1.6%)
Carolina Power & Light Co.
6.500%, 7/15/12	4,120,000	4,569,863
CenterPoint Energy, Inc.
6.850%, 6/1/15^	750,000	830,179
Consumers Energy Co.
4.250%, 4/15/08	1,955,000	1,974,145
FirstEnergy Corp.
7.375%, 11/15/31	9,215,000	10,523,382

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Midamerican Energy Holdings Co.
5.875%, 10/1/12	$1,765,000	$1,870,266
Pacific Gas & Electric Co.
6.050%, 3/1/34	4,550,000	4,725,703
Public Service Co. of Colorado, Inc.
7.875%, 10/1/12	1,925,000	2,331,822
SPI Electricity & Gas Australia Holdings Property Ltd.
6.150%, 11/15/13 §	1,245,000	1,344,821
Union Electric Co.
5.100%, 10/1/19	1,290,000	1,281,054
Xcel Energy, Inc.
7.000%, 12/1/10	2,390,000	2,694,080

		32,145,315

Gas Utilities (0.1%)
NiSource Finance Corp.
7.875%, 11/15/10	2,205,000	2,592,152

Multi-Utilities & Unregulated Power (0.2%)
Duke Capital LLC
8.000%, 10/1/19	3,575,000	4,362,712

Total Utilities		39,100,179

Total Long-Term Debt Securities (91.3%) (Cost $1,857,300,367)		1,872,612,560

SHORT-TERM DEBT SECURITIES:
Government Securities (44.5%)
Federal Farm Credit Bank
2.21%, 1/27/05 (o)	5,910,000	5,900,204
Federal Home Loan Bank
1.23%, 1/3/05 (o)	584,600,000	584,540,271
2.16%, 1/13/05 (o)	4,055,000	4,051,925
U.S. Treasury Bills
1.91%, 1/6/05^	121,685,000	121,646,330
1.97%, 2/17/05^	74,705,000	74,513,305
1.96%, 3/10/05^	122,590,000	122,122,564

Total Government Securities		912,774,599

Short-Term Investments of Cash Collateral for Securities Loaned (7.9%)
Barclays N.Y.
2.37%, 6/1/05(l)	9,996,740	9,996,740
Concord Minutemen C.C. LLC, Series A
2.37%, 4/14/05(l)	9,999,323	9,999,323
Deutsche Bank N.Y.
2.43%, 2/22/05(l)	10,001,311	10,001,311
General Electric Capital Corp.
2.40, 3/29/06(l)	10,006,201	10,006,201
2.42%, 5/12/06(l)	5,015,706	5,015,706
Merrill Lynch & Co., Inc.
2.38%, 5/5/06(l)	10,000,000	10,000,000
Nomura Securities
2.36%, 1/3/05	30,702,068	30,702,068
2.38%, 1/3/05	45,000,000	45,000,000
Skandinaviska Enskilda Banken AB
2.29%, 2/1/05(l)	996,010	996,010
Svenska Grand Cayman
2.34%, 2/4/05(l)	10,000,000	10,000,000
Swedbank N.Y.
2.42%, 6/20/06(l)	9,991,035	9,991,035
Westdeutsche Landesbank N.Y.
2.34%, 6/22/05(l)	9,998,750	9,998,750

Total Short-Term Investments of Cash Collateral for Securities Loaned		161,707,144

Time Deposit (0.6%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	12,402,594	12,402,594

Total Short-Term Debt Securities (53.0%) (Amortized Cost $1,086,884,337)		1,086,884,337

Total Investments (144.3%) (Cost/Amortized Cost $2,944,184,704)		2,959,496,897
Other Assets Less Liabilities (-44.3%)		(908,234,980)

Net Assets (100%)		$2,051,261,917

^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $54,855,044 or 2.67% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

CMO — Collateralized Mortgage Obligation

TBA — Security is subject to delayed delivery.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$10,148,068,234
U.S. Government securities	1,850,218,811
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	10,242,913,467
U.S. Government securities	1,742,440,619

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,928,305
Aggregate gross unrealized depreciation	(3,346,428)

Net unrealized appreciation	$14,581,877

Federal income tax cost of investments	$2,944,915,020

At December 31, 2004, the Portfolio had loaned securities with a total value $764,789,552. This was secured by collateral of $779,452,867 which $161,707,144 was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $617,745,723 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.8%)
Auto Components (1.6%)
BorgWarner, Inc.	326,200	$17,670,254

Hotels, Restaurants & Leisure (1.6%)
Station Casinos, Inc.	334,400	18,284,992

Household Durables (1.0%)
Tempur-Pedic International, Inc.*	538,400	11,414,080

Media (3.9%)
Citadel Broadcasting Corp.*	282,100	4,564,378
Getty Images, Inc.*	232,800	16,028,280
Radio One, Inc., Class D*	979,100	15,783,092
XM Satellite Radio Holdings, Inc., Class A*	224,500	8,445,690

		44,821,440

Multiline Retail (1.0%)
Tuesday Morning Corp.*	364,955	11,178,572

Specialty Retail (3.7%)
Dick’s Sporting Goods, Inc.*	450,690	15,841,753
Too, Inc.*	518,100	12,672,726
Williams-Sonoma, Inc.*	376,250	13,183,800

		41,698,279

Total Consumer Discretionary		145,067,617

Energy (8.2%)
Energy Equipment & Services (4.6%)
Cooper Cameron Corp.*	164,100	8,830,221
Grant Prideco, Inc.*	866,000	17,363,300
National-Oilwell, Inc.*	396,600	13,996,014
Patterson-UTI Energy, Inc.	641,500	12,477,175

		52,666,710

Oil & Gas (3.6%)
Bill Barrett Corp.*	167,100	5,345,529
Newfield Exploration Co.*	272,800	16,108,840
Noble Energy, Inc.	182,600	11,259,116
Spinnaker Exploration Co.*	224,100	7,859,187

		40,572,672

Total Energy		93,239,382

Financials (8.3%)
Capital Markets (3.2%)
Affiliated Managers Group, Inc.*	118,200	8,006,868
BlackRock, Inc., Class A	215,200	16,626,352
Investors Financial Services Corp.	231,800	11,585,364

		36,218,584

Commercial Banks (2.0%)
Cathay General Bancorp	176,400	6,615,000
Southwest Bancorporation of Texas, Inc.	669,900	15,601,971

		22,216,971

Diversified Financial Services (3.1%)
Advance America Cash Advance Centers, Inc.*	122,760	2,811,204
Archipelago Holdings, Inc.*	285,100	5,981,398
CapitalSource, Inc.*	624,100	16,020,647
Primus Guaranty Ltd.*	630,610	10,335,698

		35,148,947

Total Financials		93,584,502

Health Care (13.9%)
Biotechnology (5.0%)
Martek Biosciences Corp.*	272,900	13,972,480
OraSure Technologies, Inc.*	790,121	5,309,613
Pharmion Corp.*	243,800	10,290,798
Protein Design Labs, Inc.*	479,400	9,904,404
Techne Corp.*	291,300	11,331,570
Telik, Inc.*	323,200	6,186,048

		56,994,913

Health Care Equipment & Supplies (3.7%)
Cooper Cos., Inc.	152,400	10,757,916
Inamed Corp.*	177,436	11,222,827
Kinetic Concepts, Inc.*	251,300	19,174,190

		41,154,933

Health Care Providers & Services (1.8%)
LabOne, Inc.*	388,600	12,450,744
VCA Antech, Inc.*	393,660	7,715,736

		20,166,480

Pharmaceuticals (3.4%)
Angiotech Pharmaceuticals, Inc.*	603,400	11,132,730
Medicis Pharmaceutical Corp., Class A	348,600	12,239,346
MGI Pharma, Inc.*	546,300	15,301,863

		38,673,939

Total Health Care		156,990,265

Industrials (19.7%)
Aerospace & Defense (2.9%)
Hexcel Corp.*	734,000	10,643,000
L-3 Communications Holdings, Inc.	174,700	12,795,028
United Defense Industries, Inc.*	196,300	9,275,175

		32,713,203

Air Freight & Logistics (1.8%)
Expeditors International of Washington, Inc.	366,405	20,474,711

Commercial Services & Supplies (6.2%)
Corporate Executive Board Co.	167,300	11,199,062
Education Management Corp.*	439,300	14,501,293
Manpower, Inc.	411,800	19,889,940
Stericycle, Inc.*	239,230	10,992,619
Strayer Education, Inc.	128,000	14,053,120

		70,636,034

Construction & Engineering (1.8%)
Dycom Industries, Inc.*	652,300	19,908,196

Machinery (2.4%)
Cummins, Inc.	125,300	10,498,887
Idex Corp.	405,900	16,438,950

		26,937,837

Road & Rail (1.2%)
Werner Enterprises, Inc.	603,875	13,671,730

Trading Companies & Distributors (3.4%)
Fastenal Co.	174,200	10,723,752
Hughes Supply, Inc.	452,300	14,631,905
MSC Industrial Direct Co.,	371,400	13,362,972

		38,718,629

Total Industrials		223,060,340

Information Technology (31.5%)
Communications Equipment (1.5%)
Avocent Corp.*	431,800	17,496,536

Electronic Equipment & Instruments (7.2%)
Amphenol Corp., Class A*	450,020	16,533,735
CDW Corp.	311,000	20,634,850
National Instruments Corp.	577,450	15,735,512
Scansource, Inc.*	327,100	20,332,536
Tektronix, Inc.	290,000	8,760,900

		81,997,533

IT Services (8.6%)
Alliance Data Systems Corp.*	381,800	18,127,864

EQ ADVISORS TRUST

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)

CACI International, Inc., Class A*	197,600	$13,462,488
Cognizant Technology Solutions Corp., Class A*	506,900	21,457,077
Global Payments, Inc.	362,000	21,191,480
Iron Mountain, Inc.*	326,505	9,955,138
Sapient Corp.*	1,693,920	13,398,907

		97,592,954

Semiconductors & Semiconductor Equipment (6.6%)
AMIS Holdings, Inc.*	496,200	8,197,224
Exar Corp.*	533,700	7,573,203
Formfactor, Inc.*	498,700	13,534,718
International Rectifier Corp.*	403,018	17,962,512
Lam Research Corp.*	430,900	12,457,319
Semtech Corp.*	386,700	8,457,129
Silicon Image, Inc.*	403,500	6,641,610

		74,823,715

Software (7.6%)
Activision, Inc.*	652,800	13,173,504
Cogent, Inc.*	123,900	4,088,700
Cognos, Inc.*	401,600	17,694,496
Kronos, Inc.*	223,200	11,412,216
Macromedia, Inc.*	476,530	14,829,614
NAVTEQ Corp.*	166,080	7,699,469
Quest Software, Inc.*	1,040,100	16,589,595

		85,487,594

Total Information Technology		357,398,332

Materials (1.7%)
Chemicals (0.7%)
Georgia Gulf Corp	146,300	7,285,740

Metals & Mining (1.0%)
Allegheny Technologies, Inc.	537,220	11,641,557

Total Materials		18,927,297

Telecommunication Services (2.7%)
Wireless Telecommunication Services (2.7%)
InPhonic, Inc.*	272,000	7,474,560
Nextel Partners, Inc., Class A*	1,174,600	22,951,684

Total Telecommunication Services		30,426,244

Total Common Stocks (98.8%) (Cost $870,051,274)		1,118,693,979

	Principal Amount

SHORT-TERM DEBT SECURITIES:
Time Deposit (1.4%)
JPMorgan Chase Nassau,1.74%, 1/3/05 (Amortized Cost $16,017,310)	$16,017,310	16,017,310

Total Investments (100.2%) (Cost/Amortized Cost $ 886,068,584)		1,134,711,289
Other Assets Less Liabilities (-0.2%)		(1,920,602)

Net Assets (100%)		$1,132,790,687

*	Non-income producing.

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$824,239,859
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	827,317,935

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$257,280,236
Aggregate gross unrealized depreciation	(11,371,625)

Net unrealized appreciation	$245,908,611

Federal income tax cost of investments	$888,802,678

For the year ended December 31, 2004, the Portfolio incurred approximately $65,907 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $173,998,469 of which $587,053 expires in the year 2008, $2,795,597 expires in the year 2009, and $170,615,819 expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $72,970,331 during 2004.

Included in the capital loss carryforward amounts at December 31, 2004 are $3,382,650 of losses acquired from EQ/AXP Strategy Aggressive Portfolio as a result of a tax-free reorganization during the year ended 2002. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.3%)
Auto Components (2.2%)
American Axle & Manufacturing Holdings, Inc.^	170,300	$5,221,398
Autoliv, Inc.	210,200	10,152,660
BorgWarner, Inc.^	137,800	7,464,626
Cooper Tire & Rubber Co.^	88,900	1,915,795
Dana Corp.	240,922	4,175,178
Lear Corp.	102,300	6,241,323
Magna International, Inc., Class A^	131,800	10,880,090

		46,051,070

Automobiles (0.4%)
General Motors Corp.^	198,900	7,967,934

Hotels, Restaurants & Leisure (1.1%)
McDonald’s Corp.	723,000	23,179,380

Household Durables (0.7%)
Newell Rubbermaid, Inc.	544,700	13,176,293

Leisure Equipment & Products (0.3%)
Eastman Kodak Co.	200,000	6,450,000

Media (3.1%)
Comcast Corp., Class A*	583,500	19,418,880
Interpublic Group of Cos., Inc.*	817,300	10,951,820
Time Warner, Inc.*	1,507,700	29,309,688
Viacom, Inc., Class B	61,900	2,252,541
Walt Disney Co.	89,800	2,496,440

		64,429,369

Multiline Retail (1.3%)
Federated Department Stores, Inc.	185,400	10,714,266
Nordstrom, Inc.	105,100	4,911,323
Target Corp.	190,700	9,903,051

		25,528,640

Specialty Retail (1.4%)
Gap, Inc.^	257,200	5,432,064
Limited Brands	575,200	13,241,104
Office Depot, Inc.*	539,300	9,362,248

		28,035,416

Textiles, Apparel & Luxury Goods (0.8%)
Jones Apparel Group, Inc.	256,900	9,394,833
V.F. Corp.	139,100	7,703,358

		17,098,191

Total Consumer Discretionary		231,916,293

Consumer Staples (6.4%)
Beverages (0.7%)
Adolph Coors Co., Class B^	37,200	2,814,924
PepsiCo, Inc.	207,900	10,852,380

		13,667,304

Food & Staples Retailing (1.0%)
Kroger Co.*	166,200	2,915,148
Safeway, Inc.*	645,900	12,750,066
SUPERVALU, Inc.	161,200	5,564,624

		21,229,838

Food Products (1.5%)
Archer-Daniels-Midland Co.	264,495	5,900,884
Kraft Foods, Inc., Class A	95,600	3,404,316
Sara Lee Corp.	534,600	12,905,244
Unilever N.V. (N.Y. Shares)	140,700	9,386,097

		31,596,541

Tobacco (3.2%)
Altria Group, Inc.	845,000	51,629,500
UST, Inc.	285,800	13,749,838

		65,379,338

Total Consumer Staples		131,873,021

Energy (10.7%)
Oil & Gas (10.7%)
Ashland, Inc.	120,800	7,052,304
BP plc (ADR)	154,900	9,046,160
ChevronTexaco Corp.	852,600	44,770,026
ConocoPhillips	342,697	29,756,381
Exxon Mobil Corp.	1,930,082	98,936,003
Marathon Oil Corp.	382,300	14,378,303
Occidental Petroleum Corp.	287,800	16,796,008

Total Energy		220,735,185

Financials (31.6%)
Capital Markets (3.7%)
Goldman Sachs Group, Inc.	193,000	20,079,720
Lehman Brothers Holdings, Inc.	175,500	15,352,740
Mellon Financial Corp.	330,300	10,275,633
Merrill Lynch & Co., Inc.	276,800	16,544,336
Morgan Stanley	247,500	13,741,200

		75,993,629

Commercial Banks (10.7%)
Bank of America Corp.	1,534,210	72,092,528
Comerica, Inc.	218,700	13,345,074
Huntington Bancshares, Inc./Ohio^	439,800	10,898,244
KeyCorp	369,100	12,512,490
National City Corp.	400,275	15,030,326
PNC Financial Services Group, Inc	88,900	5,106,416
SunTrust Banks, Inc.	234,700	17,339,636
U.S. Bancorp	793,800	24,861,816
Wachovia Corp.	645,441	33,950,197
Wells Fargo & Co.	231,600	14,393,940

		219,530,667

Diversified Financial Services (6.1%)
Citigroup, Inc.	1,875,366	90,355,134
JPMorgan Chase & Co.	903,500	35,245,535

		125,600,669

Insurance (7.4%)
ACE Ltd	119,300	5,100,075
Allstate Corp.	365,000	18,877,800
American International Group, Inc.	113,600	7,460,112
Chubb Corp.	156,400	12,027,160
Genworth Financial, Inc., Class A	427,800	11,550,600
Hartford Financial Services Group, Inc.	251,800	17,452,258
Manulife Financial Corp.	293,717	13,569,725
MBIA, Inc.	162,500	10,283,000
Metlife, Inc.	317,200	12,849,772
Prudential Financial, Inc.	242,000	13,300,320
St. Paul Travelers Cos., Inc.	436,729	16,189,544
Torchmark Corp.	80,200	4,582,628
XL Capital Ltd., Class A	122,500	9,512,125

		152,755,119

Thrifts & Mortgage Finance (3.7%)
Astoria Financial Corp.	178,900	7,150,633
Fannie Mae^	142,650	10,158,107
Freddie Mac	336,100	24,770,570
MGIC Investment Corp.	151,700	10,453,647

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)

Washington Mutual, Inc.	526,900	$22,277,332

		74,810,289

Total Financials		648,690,373

Health Care (2.3%)
Health Care Providers & Services (0.7%)
Medco Health Solutions, Inc.*	336,500	13,998,400

Pharmaceuticals (1.6%)
AstraZeneca plc (ADR)	190,000	6,914,100
Bristol-Myers Squibb Co.	298,000	7,634,760
GlaxoSmithKline plc (ADR)	79,400	3,762,766
Merck & Co., Inc.	393,100	12,634,234
Pfizer, Inc.	94,600	2,543,794

		33,489,654

Total Health Care		47,488,054

Industrials (12.6%)
Aerospace & Defense (2.1%)
Boeing Co.	209,300	10,835,461
General Dynamics Corp.^	56,600	5,920,360
Goodrich Corp.	281,300	9,181,632
Honeywell International, Inc.	471,800	16,706,438

		42,643,891

Building Products (0.4%)
Masco Corp.	259,500	9,479,535
Electrical Equipment (0.7%)
Cooper Industries Ltd., Class A	95,100	6,456,339
Hubbell, Inc., Class B^	141,800	7,416,140

		13,872,479

Industrial Conglomerates (6.3%)
General Electric Co.	2,870,000	104,755,000
Textron, Inc.	181,000	13,357,800
Tyco International Ltd.^	302,300	10,804,202

		128,917,002

Machinery (1.4%)
Eaton Corp.	177,000	12,807,720
Ingersoll-Rand Co., Class A	18,800	1,509,640
Parker-Hannifin Corp.	184,000	13,936,160
SPX Corp.	15,300	612,918

		28,866,438

Road & Rail (1.7%)
Burlington Northern Santa Fe Corp.	266,500	12,608,115
CSX Corp.	237,100	9,502,968
Norfolk Southern Corp.	366,700	13,270,873

		35,381,956

Total Industrials		259,161,301

Information Technology (7.1%)
Communications Equipment (1.5%)
ADC Telecommunications, Inc.*^	2,337,100	6,263,428
Corning, Inc.*	594,100	6,992,557
Nortel Networks Corp.*	2,263,300	7,898,917
Tellabs, Inc.*^	1,073,285	9,219,518

		30,374,420

Computers & Peripherals (1.8%)
Hewlett-Packard Co.	1,444,801	30,297,477
International Business Machines Corp.	76,000	7,492,080
Quantum Corp.*^	92,000	241,040

		38,030,597

Electronic Equipment & Instruments (1.8%)
Arrow Electronics, Inc.*	50,000	1,215,000
Flextronics International Ltd.*	517,200	7,147,704
Ingram Micro, Inc., Class A*	227,800	4,738,240
Sanmina-SCI Corp.*	440,400	3,730,188
Solectron Corp.*	1,804,900	9,620,117
Tech Data Corp.*^	92,400	4,194,960
Vishay Intertechnology, Inc.*^	385,800	5,794,716

		36,440,925

IT Services (0.7%)
Electronic Data Systems Corp.	607,800	14,040,180

Semiconductors & Semiconductor Equipment (0.1%)
Agere Systems, Inc., Class A*^	2,023,800	2,772,606

Software (1.2%)
Microsoft Corp.	933,600	24,936,456

Total Information Technology		146,595,184

Materials (5.6%)
Chemicals (1.3%)
Dow Chemical Co.	44,500	2,203,195
DuPont (E.I.) de Nemours & Co.	117,300	5,753,565
Eastman Chemical Co.	124,200	7,170,066
Monsanto Co.	131,400	7,299,270
PPG Industries, Inc.	51,000	3,476,160

		25,902,256

Construction Materials (0.8%)
Martin Marietta Materials, Inc.	123,800	6,643,108
Vulcan Materials Co.	190,200	10,386,822

		17,029,930

Containers & Packaging (1.0%)
Owens-Illinois, Inc.*	68,400	1,549,260
Smurfit-Stone Container Corp.*	497,800	9,298,904
Temple-Inland, Inc.	148,700	10,171,080

		21,019,244

Metals & Mining (1.3%)
Alcoa, Inc.	201,100	6,318,562
United States Steel Corp.^	320,500	16,425,625
Worthington Industries, Inc.	165,700	3,244,406

		25,988,593

Paper & Forest Products (1.2%)
Georgia-Pacific Corp.	349,765	13,109,192
MeadWestvaco Corp.	375,000	12,708,750

		25,817,942

Total Materials		115,757,965

Telecommunication Services (4.6%)
Diversified Telecommunication Services (4.6%)
BellSouth Corp.	252,500	7,016,975
SBC Communications, Inc.	452,542	11,662,007
Sprint Corp.^	1,122,950	27,905,308
Verizon Communications, Inc.	1,160,736	47,021,415

Total Telecommunication Services		93,605,705

Utilities (4.9%)
Electric Utilities (3.9%)
Alliant Energy Corp.	271,900	7,776,340
American Electric Power Co., Inc.	432,000	14,834,880
Edison International, Inc.	27,800	890,434
Entergy Corp.	175,400	11,855,286
Exelon Corp.	368,400	16,235,388
FirstEnergy Corp.	289,200	11,426,292
Northeast Utilities	319,300	6,018,805
PPL Corp.	134,300	7,155,504
Wisconsin Energy Corp.	45,400	1,530,434
Xcel Energy, Inc.^	184,200	3,352,440

		81,075,803

Multi-Utilities & Unregulated Power (1.0%)
Constellation Energy Group, Inc.	170,400	7,448,184

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)

Sempra Energy	335,000	$12,287,800

		19,735,984

Total Utilities		100,811,787

Total Common Stocks (97.1%) (Cost $1,640,603,798)		1,996,634,868

	Principal Amount

SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (4.9%)
Concord Minutemen C.C. LLC, Series A
2.37%, 4/14/05 (l)	$4,999,662	4,999,662
General Electric Capital Corp.
2.40%, 3/29/06 (l)	5,003,100	5,003,100
2.42%, 5/12/06 (l)	4,012,565	4,012,565
Merrill Lynch & Co., Inc.
2.13%, 10/19/06 (l)	5,500,000	5,500,000
Morgan Stanley & Co.
2.49%, 1/2/06 (l)	4,500,000	4,500,000
Nomura Securities
2.36%, 1/3/05	25,091,982	25,091,982
2.38%, 1/3/05	20,000,000	20,000,000
Nordeutsche Landesbank N.Y.
2.43%, 3/30/06 (l)	9,991,454	9,991,454
Societe Generale Hong Kong
2.36%, 2/2/05	5,000,000	5,000,000
Washington Mutual Bank
2.28%, 2/15/05	8,000,000	8,000,000
Westdeutsche Landesbank N.Y.
2.34%, 7/13/05 (l)	8,664,053	8,664,053

Total Short-Term Investments of Cash Collateral for Securities Loaned		100,762,816

Time Deposit (4.4%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	90,332,689	90,332,689

Total Short-Term Debt Securities (9.3%) (Amortized Cost $191,095,505)		191,095,505

Total Investments (106.4%) (Cost/Amortized Cost $1,831,699,303)		2,187,730,373
Other Assets Less Liabilities (-6.4%)		(132,437,631)

Net Assets (100%)		$2,055,292,742

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR—American Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$778,703,088
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	469,184,851

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$393,192,587
Aggregate gross unrealized appreciation	(37,414,683)

Net unrealized depreciation	$355,777,904

Federal income tax cost of investments	$1,831,952,469

At December 31, 2004, the Portfolio had loaned securities with a total value $99,007,912. This was secured by collateral of $100,762,816 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $879,801 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $32,354,528 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.2%)
Automobiles (2.2%)
Harley-Davidson, Inc.	16,725	$1,016,044

Internet & Catalog Retail (2.1%)
eBay, Inc.*	8,700	1,011,636

Specialty Retail (10.9%)
Advance Auto Parts, Inc.*	15,499	676,996
Best Buy Co., Inc.	13,000	772,460
Lowe’s Cos., Inc.	18,700	1,076,933
Staples, Inc.	46,000	1,550,660
Williams-Sonoma, Inc.*	30,500	1,068,720

		5,145,769

Total Consumer Discretionary		7,173,449

Consumer Staples (9.5%)
Food & Staples Retailing (8.1%)
Costco Wholesale Corp.	25,900	1,253,819
CVS Corp.	26,200	1,180,834
Sysco Corp.	18,350	700,420
Walgreen Co.	17,500	671,475

		3,806,548

Household Products (1.4%)
Church & Dwight Co., Inc.	19,800	665,676

Total Consumer Staples		4,472,224

Energy (1.0%)
Energy Equipment & Services (1.0%)
Smith International, Inc.*	9,000	489,690

Total Energy		489,690

Financials (8.4%)
Capital Markets (5.4%)
Goldman Sachs Group, Inc.	8,950	931,158
Legg Mason, Inc.	13,650	999,999
T. Rowe Price Group, Inc.	9,700	603,340

		2,534,497

Consumer Finance (3.0%)
American Express Co.	25,200	1,420,524

Total Financials		3,955,021

Health Care (16.9%)
Biotechnology (5.6%)
Affymetrix, Inc.*	16,600	606,730
Amgen, Inc.*	13,000	833,950
Genzyme Corp.*	10,900	632,963
Gilead Sciences, Inc.*	16,300	570,337

		2,643,980

Health Care Equipment & Supplies (3.6%)
Boston Scientific Corp.*	16,900	600,795
St. Jude Medical, Inc.*	15,000	628,950
Stryker Corp.	9,850	475,262

		1,705,007

Health Care Providers & Services (4.8%)
Caremark Rx, Inc.*	4,000	157,720
Health Management Associates, Inc., Class A	47,825	1,086,584
Omnicare, Inc.	29,000	1,003,980

		2,248,284

Pharmaceuticals (2.9%)
Pfizer, Inc.	51,375	1,381,474

Total Health Care		7,978,745

Industrials (9.5%)
Air Freight & Logistics (0.4%)
United Parcel Service, Inc./Georgia, Class B	2,600	222,196

Commercial Services & Supplies (4.5%)
Apollo Group, Inc., Class A*	13,300	1,073,443
Manpower, Inc.	21,600	1,043,280

		2,116,723

Machinery (3.6%)
Danaher Corp.	15,700	901,337
Illinois Tool Works, Inc.	8,575	794,731

		1,696,068

Trading Companies & Distributors (1.0%)
Fastenal Co.	7,490	461,084

Total Industrials		4,496,071

Information Technology (35.3%)
Communications Equipment (2.5%)
Cisco Systems, Inc.*	61,325	1,183,573

Computers & Peripherals (5.6%)
Dell, Inc.*	28,100	1,184,134
EMC Corp.*	29,200	434,204
Network Appliance, Inc.*	31,500	1,046,430

		2,664,768

Electronic Equipment & Instruments (5.4%)
Avnet, Inc.*	9,000	164,160
Flextronics International Ltd.*	66,200	914,884
Jabil Circuit, Inc.*	28,500	729,030
Molex, Inc.	24,100	723,000

		2,531,074

IT Services (5.2%)
CheckFree Corp.*	21,700	826,336
First Data Corp.	16,300	693,402
Paychex, Inc.	26,900	916,752

		2,436,490

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	300	16,884

Semiconductors & Semiconductor Equipment (7.9%)
Altera Corp.*	24,500	507,150
Analog Devices, Inc.	14,300	527,956
Applied Materials, Inc.*	31,625	540,787
Intel Corp.	34,500	806,955
Novellus Systems, Inc.*	5,800	161,762
Texas Instruments, Inc.	27,700	681,974
Xilinx, Inc.	17,700	524,805

		3,751,389

Software (8.7%)
Electronic Arts, Inc.*	20,200	1,245,936
Intuit, Inc.*	10,300	453,303
Mercury Interactive Corp.*	9,800	446,390
Microsoft Corp.	47,300	1,263,383
Synopsys, Inc.*	37,100	727,902

		4,136,914

Total Information Technology		16,721,092

Telecommunication Services (3.2%)
Wireless Telecommunication Services (3.2%)
Nextel Communications, Inc., Class A*	20,800	624,000
Nextel Partners, Inc., Class A*	46,000	898,840

Total Telecommunication Services		1,522,840

Total Common Stocks (99.0%) (Cost $40,726,724)		46,809,132

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Time Deposit (4.3%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $ 2,050,723)	$2,050,723	$2,050,723

Total Investments (103.3%) (Cost/Amortized Cost $42,777,447)		48,859,855
Other Assets Less Liabilities (-3.3%)		(1,548,420)

Net Assets (100%)		$47,311,435

*	Non-income producing.

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$26,859,571
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	14,826,987

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,870,800
Aggregate gross unrealized depreciation	(907,788)

Net unrealized appreciation	$5,963,012

Federal income tax cost of investments	$42,896,843

For the year ended December 31, 2004, the Portfolio incurred approximately $124 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $2,130,312 of which $1,917,122 expires in the year 2010 and $213,190 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $810,535 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.1%)
Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	21,600	$1,244,808

Internet & Catalog Retail (4.9%)
Amazon.com, Inc.*	90,400	4,003,816
eBay, Inc.*	29,100	3,383,748
IAC/InterActiveCorp.*	179,700	4,963,314

		12,350,878

Media (7.9%)
Cablevision Systems New York Group, Class A*	248,900	6,197,610
Clear Channel Communications, Inc.	41,100	1,376,439
DIRECTV Group, Inc.*	75,100	1,257,174
Omnicom Group, Inc.	37,600	3,170,432
Time Warner, Inc.*	294,500	5,725,080
Walt Disney Co.	90,200	2,507,560

		20,234,295

Multiline Retail (0.5%)
Target Corp.	22,900	1,189,197

Specialty Retail (3.3%)
Lowe’s Cos., Inc.	92,200	5,309,798
Williams-Sonoma, Inc.*	91,000	3,188,640

		8,498,438

Total Consumer Discretionary		43,517,616

Consumer Staples (5.0%)
Beverages (2.7%)
Anheuser-Busch Cos., Inc.	48,700	2,470,551
PepsiCo, Inc.	84,800	4,426,560

		6,897,111

Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	55,800	2,701,278
Sysco Corp.	41,000	1,564,970

		4,266,248

Household Products (0.3%)
Kimberly-Clark Corp.	13,600	895,016

Personal Products (0.3%)
Avon Products, Inc.	17,000	657,900

Total Consumer Staples		12,716,275

Energy (3.2%)
Energy Equipment & Services (2.4%)
Schlumberger Ltd.	58,800	3,936,660
Weatherford International Ltd.*	44,900	2,303,370

		6,240,030

Oil & Gas (0.8%)
Kinder Morgan, Inc.	27,100	1,981,823

Total Energy		8,221,853

Financials (9.1%)
Commercial Banks (1.7%)
Wells Fargo & Co.	69,000	4,288,350

Consumer Finance (1.9%)
AmeriCredit Corp.*	67,700	1,655,265
SLM Corp.	56,800	3,032,552

		4,687,817

Diversified Financial Services (0.4%)
JPMorgan Chase & Co .	25,900	1,010,359

Insurance (1.4%)
American International Group, Inc.	55,800	3,664,386

Thrifts & Mortgage Finance (3.7%)
Fannie Mae	63,300	4,507,593
Freddie Mac	67,100	4,945,270

		9,452,863

Total Financials		23,103,775

Health Care (16.5%)
Biotechnology (6.0%)
Amgen, Inc.*	92,100	5,908,215
Biogen Idec, Inc.*	37,200	2,477,892
Genentech, Inc.*	26,600	1,448,104
ImClone Systems, Inc.*	40,400	1,861,632
Millennium Pharmaceuticals, Inc.*	164,300	1,991,316
Protein Design Labs, Inc.*	75,200	1,553,632

		15,240,791

Health Care Equipment & Supplies (2.4%)
Applied Biosystems Group	99,600	2,082,636
Boston Scientific Corp.*	49,300	1,752,615
Guidant Corp.	31,800	2,292,780

		6,128,031

Health Care Providers & Services (1.4%)
Express Scripts, Inc.*	3,600	275,184
Lincare Holdings, Inc.*	8,400	358,260
Medco Health Solutions, Inc.*	13,400	557,440
WellPoint, Inc.*	21,500	2,472,500

		3,663,384

Pharmaceuticals (6.7%)
Allergan, Inc.	19,400	1,572,758
AstraZeneca plc (ADR)	157,300	5,724,147
Eli Lilly & Co.	64,100	3,637,675
Forest Laboratories, Inc.*	36,500	1,637,390
Pfizer, Inc.	27,700	744,853
Sepracor, Inc.*	8,900	528,393
Teva Pharmaceutical Industries Ltd. (ADR)	104,700	3,126,342

		16,971,558

Total Health Care		42,003,764

Industrials (4.7%)
Aerospace & Defense (0.9%)
United Technologies Corp.	22,500	2,325,375

Commercial Services & Supplies (1.5%)
Monster Worldwide, Inc.* .	78,400	2,637,376
Robert Half International, Inc.	40,700	1,197,801

		3,835,177

Industrial Conglomerates (2.1%)
General Electric Co.	142,200	5,190,300

Machinery (0.2%)
Illinois Tool Works, Inc.	6,500	602,420

Total Industrials		11,953,272

Information Technology (38.1%)
Communications Equipment (8.4%)
Cisco Systems, Inc.*	332,700	6,421,110
Corning, Inc.*	159,400	1,876,138
JDS Uniphase Corp.*	392,100	1,242,957
Juniper Networks, Inc.*	102,200	2,778,818
Nokia OYJ (ADR)	60,300	944,901
QUALCOMM, Inc.	190,500	8,077,200

		21,341,124

Computers & Peripherals (1.9%)
Brocade Communications Systems, Inc.*	191,900	1,466,116
International Business Machines Corp.	12,500	1,232,250
Lexmark International, Inc., Class A*	11,300	960,500

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Seagate Technology*	60,500	$1,044,835

		4,703,701

Electronic Equipment & Instruments (4.6%)
Agilent Technologies, Inc.*	252,000	6,073,200
Flextronics International Ltd.*	88,500	1,223,070
Jabil Circuit, Inc.*	173,600	4,440,688

		11,736,958

Internet Software & Services (3.5%)
Google, Inc., Class A*	14,900	2,877,190
VeriSign, Inc.*	89,800	3,010,096
Yahoo!, Inc.*	79,000	2,976,720

		8,864,006

IT Services (3.7%)
Affiliated Computer Services, Inc., Class A*	82,800	4,983,732
Automatic Data Processing, Inc.	61,400	2,723,090
CheckFree Corp.*	46,400	1,766,912

		9,473,734

Semiconductors & Semiconductor Equipment (12.8%)
Altera Corp.*	83,000	1,718,100
Applied Materials, Inc.*	478,500	8,182,350
Applied Micro Circuits Corp.*	553,200	2,328,972
Broadcom Corp., Class A*	12,400	400,272
Cymer, Inc.*	36,800	1,087,072
Intel Corp.	83,900	1,962,421
KLA-Tencor Corp.*	101,900	4,746,502
Lam Research Corp.*	34,900	1,008,959
Linear Technology Corp.	65,100	2,523,276
Maxim Integrated Products, Inc.	42,200	1,788,858
PMC-Sierra, Inc.*	319,400	3,593,250
Xilinx, Inc.	112,700	3,341,555

		32,681,587

Software (3.2%)
Cadence Design Systems, Inc.*	32,700	451,587
Microsoft Corp.	109,100	2,914,061
SAP AG (ADR)	108,800	4,810,048

		8,175,696

Total Information Technology		96,976,806

Telecommunication Services (1.1%)
Diversified Telecommunication Services (1.1%)
Sprint Corp.	108,600	2,698,710

Total Telecommunication Services		2,698,710

Utilities (0.7%)
Multi-Utilities & Unregulated Power (0.7%)
AES Corp.*	128,100	1,751,127

Total Utilities		1,751,127

Total Common Stocks (95.5%) (Cost $229,973,420)		242,943,198

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (4.5%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $11,438,738)	$11,438,738	11,438,738

Total Investments (100.0%) (Cost/Amortized Cost $241,412,158)		254,381,936
Other Assets Less Liabilities (0.0%)		25,688

Net Assets (100%)		$254,407,624

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$331,377,039
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	362,655,291

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,318,776
Aggregate gross unrealized depreciation	(2,410,449)

Net unrealized appreciation	$11,908,327

Federal income tax cost of investments	$242,473,609

The Portfolio has a net capital loss carryforward of $110,100,044 of which $56,951,596 expires in the year 2009, $36,146,108 expires in the year 2010 and $17,002,340 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $25,303,920 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (3.1%)
Amcor Ltd.	263,000	$1,515,318
Australia & New Zealand Banking Group Ltd.	121,981	1,968,834
Brambles Industries Ltd.	223,100	1,215,472
Foster’s Group Ltd.	292,567	1,327,898
Insurance Australia Group Ltd.	266,900	1,345,303
National Australia Bank Ltd.	66,170	1,494,912
Promina Group Ltd.	365,600	1,547,607
QBE Insurance Group Ltd.^	170,579	2,052,554
Rinker Group Ltd.	231,665	1,934,063
Wesfarmers Ltd.	55,500	1,731,557
Westpac Banking Corp.	85,000	1,298,648
WMC Resources Ltd.	326,065	1,845,449
Woolworths Ltd.	162,409	1,910,959

		21,188,574

Austria (0.1%)
Telekom Austria AG	29,961	568,106

Belgium (0.3%)
UCB S.A.	34,000	1,728,422

Brazil (0.2%)
Cia Vale do Rio Doce (ADR)^	12,000	348,120
Cia Vale do Rio Doce (Sponsored ADR)	42,000	1,023,960

		1,372,080

Canada (4.3%)
Abitibi-Consolidated, Inc.^	229,500	1,582,164
Alcan, Inc.	121,200	5,947,970
Cameco Corp.^	77,700	2,720,457
Great-West Lifeco, Inc.^	43,800	976,055
Inco Ltd.*^	79,600	2,927,688
Manulife Financial Corp.^	26,100	1,206,810
National Bank of Canada^	19,200	794,184
Potash Corp. of Saskatchewan, Inc.	39,200	3,263,531
Suncor Energy, Inc.	37,500	1,327,046
TELUS Corp.	51,600	1,559,865
TELUS Corp. (Non-Voting)	60,200	1,745,481
Thomson Corp.^	145,500	5,133,151

		29,184,402

Denmark (0.6%)
Novo-Nordisk A/S, Class B	52,700	2,879,334
TDC A/S	29,600	1,253,493

		4,132,827

Finland (0.6%)
Nokia OYJ	176,000	2,779,829
UPM-Kymmene OYJ	60,700	1,349,805

		4,129,634

France (10.3%)
Accor S.A.	43,500	1,904,492
BNP Paribas S.A.	147,000	10,649,857
Bouygues S.A.^(b)	189,730	8,768,275
Carrefour S.A.	24,800	1,181,177
Compagnie Generale des Etablissements Michelin, Class B (Registered)	18,000	1,154,574
Dassault Systemes S.A.	23,400	1,180,019
Essilor International S.A.	26,100	2,045,215
Groupe Danone^	47,300	4,368,676
L’Air Liquide S.A.	26,727	4,940,699
L’Oreal S.A.	41,500	3,150,435
Renault S.A.^	25,800	2,158,475
Sanofi-Aventis^	259,866	20,770,813
Schneider Electric S.A.^	57,100	3,973,794
Societe Generale^	18,200	1,841,770
Vivendi Universal S.A.*	85,700	2,736,297

		70,824,568

Germany (5.2%)
Allianz AG	38,000	5,017,942
Bayerische Hypo-und Vereinsbank AG*	104,000	2,364,986
Bayerische Motoren Werke (BMW) AG	28,600	1,288,691
DaimlerChrysler AG	148,400	7,110,371
Deutsche Bank AG (Registered)	30,500	2,707,150
Deutsche Boerse AG	56,666	3,408,278
E.On AG	31,700	2,894,666
Infineon Technologies AG (ADR)*^	2,200	23,980
Metro AG	11,400	626,946
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)(b)	17,828	2,187,971
SAP AG	10,300	1,836,836
SAP AG (ADR)	1,900	83,999
Siemens AG	52,800	4,475,477
TUI AG^	5,700	135,198
Volkswagen AG	33,500	1,518,588

		35,681,079

Hong Kong (1.6%)
Bank of East Asia Ltd.	396,200	1,231,005
Cheung Kong (Holdings) Ltd.	116,000	1,156,612
Esprit Holdings Ltd.(b)	166,700	1,008,002
Hang Lung Properties Ltd.	1,049,000	1,619,515
Hang Seng Bank Ltd.	98,200	1,364,468
Li & Fung Ltd.	1,999,000	3,369,087
Swire Pacific Ltd., Class A	135,000	1,128,951

		10,877,640

India (0.2%)
Infosys Technologies Ltd. (ADR)^	22,200	1,538,682

Ireland (0.6%)
CRH plc	96,682	2,586,247
Elan Corp. plc (ADR)*^	49,600	1,351,600

		3,937,847

Italy (1.0%)
ENI S.p.A.	185,950	4,655,701
UniCredito Italiano S.p.A.	335,700	1,930,150

		6,585,851

Japan (22.6%)
Advantest Corp.^	26,600	2,281,780
Aeon Co., Ltd.	190,000	3,170,684
Aiful Corp.	6,900	758,885
Bridgestone Corp.^	19,000	378,257
Canon, Inc.	36,300	1,959,003
Chubu Electric Power Co., Inc.	50,800	1,219,557
Daito Trust Construction Co., Ltd.^	21,800	1,036,069
Daiwa House Industry Co., Ltd.	88,000	1,000,488
East Japan Railway Co.	178	990,143
Fanuc Ltd.	58,100	3,798,868
Furukawa Electric Co., Ltd.*	276,000	1,529,892
Hirose Electric Co., Ltd.	15,700	1,835,523
Hoya Corp.	13,600	1,535,591
Japan Airlines Corp.*	333,000	965,170
Kansai Electric Power Co., Inc.	126,900	2,575,895
Keyence Corp.	5,000	1,120,328
Konica Minolta Holdings, Inc.	196,500	2,607,983

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Millea Holdings, Inc.	361	$5,354,933
Mitsubishi Corp.	242,300	3,130,723
Mitsubishi Estate Co., Ltd.^	619,000	7,248,951
Mitsubishi Tokyo Financial Group, Inc.	483	4,902,118
Mitsui & Co., Ltd.	140,000	1,255,587
Mitsui Fudosan Co., Ltd.	107,000	1,300,039
Mitsui Sumitomo Insurance Co., Ltd.	337,000	2,927,003
Mizuho Financial Group, Inc.	252	1,268,976
Murata Manufacturing Co., Ltd.	21,000	1,174,295
NEC Corp.^	227,000	1,411,135
NEC Electronics Corp.^(b)	500	24,397
Nidec Corp.^	15,300	1,864,907
Nikko Cordial Corp.	303,000	1,605,631
Nikon Corp.^	123,000	1,519,645
Nintendo Co., Ltd.	17,700	2,223,080
Nippon Electric Glass Co., Ltd.	20,000	511,369
Nippon Telegraph & Telephone Corp.	418	1,876,452
Nissan Motor Co., Ltd.	574,400	6,244,575
Nitto Denko Corp .	32,300	1,771,504
Nomura Holdings, Inc.	52,000	758,154
Omron Corp.	70,300	1,677,403
Orix Corp.	35,500	4,822,485
Ricoh Co., Ltd.	76,000	1,466,302
Rohm Co., Ltd.	14,600	1,510,296
Sankyo Co., Ltd.	208,000	4,699,131
Sekisui House Ltd.	278,000	3,239,309
Shimamura Co., Ltd.^	10,800	788,367
Shionogi & Co., Ltd.	220,000	3,042,256
SMC Corp.	28,600	3,273,914
Softbank Corp.^	29,300	1,426,827
Sompo Japan Insurance, Inc.	157,800	1,607,721
Sony Corp.	26,300	1,016,375
Sumitomo Chemical Co., Ltd.	436,000	2,135,962
Sumitomo Corp.	145,000	1,250,903
Sumitomo Forestry Co., Ltd.	35,000	351,469
Sumitomo Mitsui Financial Group, Inc.^	997	7,248,609
Suzuki Motor Co., Ltd.	140,000	2,557,627
T&D Holdings, Inc.*	27,400	1,310,237
Takeda Pharmaceutical Co., Ltd.	65,000	3,273,153
TDK Corp.	22,500	1,666,585
Tokyo Electron Ltd.	83,000	5,111,057
Tokyo Gas Co., Ltd.^	414,000	1,696,887
Toyota Motor Corp.	112,100	4,561,891
UFJ Holdings, Inc.*	1,526	9,248,034
Uni-Charm Corp.^	27,400	1,312,911
Yahoo! Japan Corp.*^	244	1,171,543
Yamada Denki Co., Ltd.^	38,200	1,636,557
Yamanouchi Pharmaceutical Co., Ltd.	29,000	1,129,209
Yamato Transport Co., Ltd.^	213,500	3,166,976

		154,537,586

Luxembourg (0.1%)
SES Global (FDR)	58,000	748,947

Mexico (0.4%)
America Movil S.A. de C.V. (ADR)	34,200	1,790,370
Telefonos de Mexico S.A. de C.V., Class L (ADR).	32,500	1,245,400

		3,035,770

Netherlands (8.0%)
ABN AMRO Holding N.V.	304,683	8,071,594
Aegon N.V.	157,678	2,149,667
Heineken Holding N.V., Class A	28,593	864,747
Heineken N.V.	198,675	6,624,300
ING Groep N.V. (CVA)	110,269	3,336,398
Koninklijke (Royal) Philips Electronics N.V.	63,900	1,694,562
Reed Elsevier N.V.	13,900	189,502
Royal Dutch Petroleum Co.	255,500	14,707,659
Royal Dutch Petroleum Co. (N.Y. Shares)	16,200	929,556
Royal KPN N.V.	987,300	9,380,491
Royal Numico N.V.*	24,700	890,704
TPG N.V.	67,700	1,838,584
Unilever N.V. (CVA)	22,400	1,501,960
VNU N.V.	92,562	2,733,958

		54,913,682

Norway (0.7%)
DnB NOR ASA	108,700	1,072,346
Norsk Hydro ASA	16,700	1,315,232
Statoil ASA	132,500	2,078,294

		4,465,872

Portugal (0.2%)
Portugal Telecom SGPS S.A. (Registered)	100,000	1,236,917

Russia (0.0%)
YUKOS (ADR)*^	33,800	87,880

Singapore (0.8%)
Singapore Telecommunications Ltd.	2,634,914	3,841,641
United Overseas Bank Ltd.	108,000	913,011
Venture Corp., Ltd.	106,000	1,032,468

		5,787,120

South Africa (0.2%)
Anglo American plc	44,100	1,043,106

South Korea (1.2%)
Samsung Electronics Co., Ltd.	10,680	4,647,739
Samsung Electronics Co., Ltd. (GDR)§	10,360	2,268,840
Samsung Electronics Co., Ltd. (Non-Voting)	4,210	1,213,954

		8,130,533

Spain (4.2%)
Banco Bilbao Vizcaya Argentaria S.A.^	504,600	8,950,700
Banco Santander Central Hispano S.A.	278,900	3,461,135
Iberdrola S.A.^	51,000	1,296,317
Inditex S.A.	143,700	4,238,535
Repsol YPF S.A.	89,600	2,333,473
Telefonica S.A.	454,758	8,567,279

		28,847,439

Sweden (1.2%)
Assa Abloy AB, Class B	72,600	1,239,970
ForeningsSparbanken AB	48,300	1,202,885
Scania AB, Class B	27,000	1,068,559
Telefonaktiebolaget LM Ericsson (ADR)*^	33,000	1,039,170
Telefonaktiebolaget LM Ericsson, Class B*	1,197,000	3,818,641

		8,369,225

Switzerland (10.2%)
Adecco S.A.	22,479	1,131,759

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares		Value (Note 1)
Compagnie Financiere Richemont AG, Class A		227,687	$7,578,887
Credit Suisse Group*		121,754	5,118,144
Holcim Ltd. (Registered)		127,459	7,678,253
Nestle S.A. (Registered)		32,428	8,484,153
Novartis AG (Registered)		255,828	12,891,517
Roche Holding AG		10,243	1,179,148
Serono S.A., Class B		1,856	1,222,535
STMicroelectronics N.V.		97,900	1,909,562
STMicroelectronics N.V. (N.Y. Shares)^		10,200	197,064
Swiss Reinsurance (Registered)		97,663	6,965,499
Swisscom AG (Registered)		19,526	7,692,945
Syngenta AG*		16,202	1,721,222
Synthes, Inc.*		8,540	957,568
UBS AG (Registered)		39,789	3,336,453
Xstrata plc		116,450	2,083,696

			70,148,405

Taiwan (0.5%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)		404,192	3,431,590

Turkey (0.2%)
Infineon Technologies AG*		122,800	1,320,304

United Kingdom (15.8%)
ARM Holdings plc		394,900	837,776
Associated British Foods plc		64,200	962,025
AstraZeneca plc (London Exchange)		36,700	1,330,996
AstraZeneca plc (Stockholm Exchange)		275,700	10,019,194
BAE Systems plc		71,652	317,087
Barclays plc		95,000	1,068,808
BG Group plc		543,900	3,696,587
BHP Billiton plc		129,347	1,516,076
Brambles Industries plc^		85,400	426,705
Centrica plc		389,790	1,767,995
Compass Group plc		260,900	1,233,471
Diageo plc		318,500	4,543,357
HBOS plc		405,200	6,596,967
HSBC Holdings plc		301,100	5,081,340
Johnston Press plc		103,600	1,078,048
Lloyds TSB Group plc		119,100	1,081,563
National Grid Transco plc		351,700	3,349,135
Pearson plc		382,300	4,613,054
Reckitt Benckiser plc		34,500	1,042,563
Reed Elsevier plc		542,600	5,005,554
Rio Tinto plc		74,800	2,201,521
Royal Bank of Scotland Group plc(b)		266,100	8,950,712
Shell Transport & Trading Co. plc (Registered)		521,400	4,444,599
Smiths Group plc		104,342	1,646,681
Standard Chartered plc		164,000	3,049,454
Unilever plc		555,000	5,450,260
Vodafone Group plc		9,558,118	25,920,289
Wolseley plc		60,900	1,138,236

			108,370,053

United States (0.2%)
News Corp. (CDI)^		66,870	1,247,581

Total Common Stocks (94.6%) (Cost $542,511,239)			647,471,722

	Principal Amount		Value (Note 1)
CONVERTIBLE BONDS:
Cayman Islands (0.6%)
SMFG Finance Ltd.
2.250%, 7/11/05	JPY	117,000,000	$2,720,925
2.250%, 7/11/05(b)		63,000,000	1,465,153

			4,186,078

Switzerland (0.1%)
Credit Suisse Group Finance Guernsey Ltd.
6.000%, 12/23/05	CHF	246,000	295,088

Total Convertible Bonds (0.7%) (Cost $2,732,015)			4,481,166

SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (11.6%)
Bank of Nova Scotia (New York)
2.41%, 5/30/06 (l)		$4,996,469	4,996,469
Fortis Bank
2.34%, 2/2/05		2,000,000	2,000,000
General Electric Capital Corp.
2.42%, 5/12/06 (l)		2,006,283	2,006,283
Merrill Lynch & Co., Inc.
2.13%, 10/19/06 (l)		4,500,000	4,500,000
Morgan Stanley & Co.
2.49%, 1/2/06 (l)		2,000,000	2,000,000
Nomura Securities
2.36%, 1/3/05		25,658,330	25,658,330
2.38%, 1/3/05		25,000,000	25,000,000
Nordeutsche Landesbank N.Y.
2.37%, 6/12/06 (l)		2,997,975	2,997,975
Skandinaviska Enskilda Banken AB
2.29%, 2/1/05		4,980,050	4,980,050
Washington Mutual Bank
2.28%, 2/15/05		3,500,000	3,500,000
Westdeutsche Landesbank N.Y.
2.34%, 7/13/05 (l)		1,999,397	1,999,397

Total Short-Term Investments of Cash Collateral for Securities Loaned			79,638,504

Time Deposit (4.7%)
JPMorgan Chase Nassau, 1.74%, 1/3/05		32,182,415	32,182,415

Total Short-Term Debt Securities (16.3%) (Amortized Cost $111,820,919)			111,820,919

Total Investments (111.6%) (Cost/Amortized Cost $657,064,173)			763,773,807
Other Assets Less Liabilities (-11.6%)			(79,186,712)

Net Assets (100.0%)			$684,587,095

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

Market Sector Diversification
As a Percentage of Total Equity Investments

Consumer Discretionary		12.7%
Consumer Staples		7.3
Energy		5.5
Financials
Capital Markets	2.1
Commercial Banks	15.0
Consumer Finance	0.9
Diversified Financial Services	1.2
Insurance	5.4
Real Estate	1.7

Total Financials		26.3
Health Care		10.6
Industrials		5.9
Information Technology		9.8
Materials		8.0
Telecommunication Services		11.6
Utilities		2.3

		100.0%

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $2,268,840 or 0.33% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
JPY	— Japanese Yen

At December 31, 2004 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
British Pound, expiring 6/30/05	3,240	$6,201,524	$6,159,139	$(42,385)

Foreign Currency Sell Contracts
European Union, expiring 6/27/05	1,597	2,163,000	2,176,371	(13,371)
European Union, expiring 6/30/05	1,724	2,355,222	2,349,167	6,055
Japanese Yen, expiring 1/24/05	357,311	3,274,000	3,492,047	(218,047)
Japanese Yen, expiring 3/1/05	213,341	2,091,000	2,090,100	900
Swiss Franc, expiring 2/17/05	1,716	1,461,000	1,512,044	(51,044)
Swiss Franc, expiring 3/1/05	6,834	6,010,583	6,026,397	(15,814)
Swiss Franc, expiring 4/7/05	1,683	1,484,417	1,486,779	(2,362)
Swiss Franc, expiring 6/30/05	4,332	3,846,301	3,846,919	(618)

				$(294,301)

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$321,463,655
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	88,220,291

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$111,331,127
Aggregate gross unrealized depreciation	(11,553,525)

Net unrealized appreciation	$99,777,602

Federal income tax cost of investments	$663,996,205

At December 31, 2004, the Portfolio had loaned securities with a total value of $74,435,888. This was secured by collateral of $ 79,38,504 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

For the year ended December 31, 2004, the Portfolio incurred approximately $704 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $16,412,594 of which $10,024,533 expires in the year 2010, and $6,388,061 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $10,532,699 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.0%)
Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	80,200	$4,621,926
Las Vegas Sands Corp.*^	61,500	2,952,000
McDonald’s Corp.	97,500	3,125,850
Starwood Hotels & Resorts Worldwide, Inc.	49,300	2,879,120

		13,578,896

Internet & Catalog Retail (1.7%)
Amazon.com, Inc.*	71,600	3,171,164
IAC/InterActiveCorp.*^	505,600	13,964,672

		17,135,836

Leisure Equipment & Products (0.4%)
Mattel, Inc.	200,000	3,898,000

Media (3.7%)
Cablevision Systems New York Group, Class A*^	404,342	10,068,116
Clear Channel Communications, Inc.	61,100	2,046,239
DIRECTV Group, Inc.*	395,155	6,614,894
Entercom Communications Corp.*^	33,300	1,195,137
Knight-Ridder, Inc.	28,300	1,894,402
Omnicom Group, Inc.	45,500	3,836,560
Time Warner, Inc.*	628,750	12,222,900

		37,878,248

Multiline Retail (1.3%)
Dollar Tree Stores, Inc.*^	324,500	9,306,660
Target Corp.	80,800	4,195,944

		13,502,604

Specialty Retail (3.6%)
Autonation, Inc.*	333,500	6,406,535
Lowe’s Cos., Inc.	182,700	10,521,693
OfficeMax, Inc.^	232,800	7,305,264
RadioShack Corp.	213,900	7,033,032
Williams-Sonoma, Inc.*	173,900	6,093,456

		37,359,980

Total Consumer Discretionary		123,353,564

Consumer Staples (8.3%)
Beverages (3.2%)
Anheuser-Busch Cos., Inc.	154,400	7,832,712
Pepsi Bottling Group, Inc.	200,000	5,408,000
PepsiCo, Inc.	384,300	20,060,460

		33,301,172

Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	147,000	7,116,270
Sysco Corp.	83,000	3,168,110

		10,284,380

Food Products (2.2%)
Campbell Soup Co.	523,600	15,650,404
Kraft Foods, Inc., Class A	185,600	6,609,216

		22,259,620

Household Products (0.8%)
Kimberly-Clark Corp.	58,600	3,856,466
Procter & Gamble Co.	88,200	4,858,056

		8,714,522

Personal Products (0.4%)
Avon Products, Inc.	101,800	3,939,660

Tobacco (0.7%)
Altria Group, Inc.	113,800	6,953,180

Total Consumer Staples		85,452,534

Energy (9.7%)
Energy Equipment & Services (4.5%)
Baker Hughes, Inc.	231,200	9,865,304
BJ Services Co.	170,400	7,930,416
Schlumberger Ltd.	223,500	14,963,325
Transocean, Inc.*	156,100	6,617,079
Weatherford International Ltd.*	138,200	7,089,660

		46,465,784

Oil & Gas (5.2%)
Exxon Mobil Corp.	208,758	10,700,935
Kinder Morgan Management LLC*	236,175	9,612,323
Kinder Morgan, Inc.	53,317	3,899,072
Royal Dutch Petroleum Co. (N.Y. Shares)	218,300	12,526,054
Shell Transport & Trading Co. plc (ADR)^	81,500	4,189,100
Unocal Corp.	137,700	5,954,148
Williams Cos., Inc.	408,600	6,656,094

		53,537,726

Total Energy		100,003,510

Financials (16.7%)
Capital Markets (0.3%)
State Street Corp.	53,000	2,603,360

Commercial Banks (0.9%)
Wells Fargo & Co.	156,200	9,707,830

Consumer Finance (6.2%)
AmeriCredit Corp.*^	237,400	5,804,430
SLM Corp.	1,089,700	58,179,083

		63,983,513

Diversified Financial Services (3.4%)
JPMorgan Chase & Co.	908,160	35,427,321

Insurance (2.6%)
American International Group, Inc.	97,500	6,402,825
Assurant, Inc.	62,700	1,915,485
Chubb Corp.	77,000	5,921,300
Everest Reinsurance Group Ltd.	19,100	1,710,596
Hartford Financial Services Group, Inc.	98,280	6,811,787
XL Capital Ltd., Class A	47,100	3,657,315

		26,419,308

Real Estate (0.5%)
General Growth Properties, Inc. (REIT)^	138,600	5,011,776

Thrifts & Mortgage Finance (2.8%)
Golden West Financial Corp.	224,800	13,807,216
IndyMac Bancorp, Inc.^	10,200	351,390
PMI Group, Inc.	257,200	10,738,100
Washington Mutual, Inc.	96,300	4,071,564

		28,968,270

Total Financials		172,121,378

Health Care (17.4%)
Biotechnology (1.1%)
Amgen, Inc.*	112,000	7,184,800
Biogen Idec, Inc.*	27,125	1,806,796
ImClone Systems, Inc.*^	55,100	2,539,008

		11,530,604

Health Care Equipment & Supplies (2.7%)
Applied Biosystems Group	292,200	6,109,902
Becton, Dickinson & Co.	113,800	6,463,840
Boston Scientific Corp.*	120,200	4,273,110
Guidant Corp.	145,600	10,497,760

		27,344,612

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Health Care Providers & Services (2.8%)
CIGNA Corp.	27,300	$2,226,861
DaVita, Inc.*	92,250	3,646,643
Lincare Holdings, Inc.*	210,700	8,986,355
Medco Health Solutions, Inc.*	63,000	2,620,800
PacifiCare Health Systems, Inc.*	80,400	4,544,208
Triad Hospitals, Inc.*	64,500	2,400,045
WellPoint, Inc.*	37,000	4,255,000

		28,679,912

Pharmaceuticals (10.8%)
Allergan, Inc.	320,000	25,942,400
AstraZeneca plc (ADR).	921,400	33,529,746
Elan Corp. plc (ADR)*^	97,700	2,662,325
Eli Lilly & Co.	197,000	11,179,750
Forest Laboratories, Inc.*	676,500	30,347,790
Sepracor, Inc.*^	46,300	2,748,831
Teva Pharmaceutical Industries Ltd. (ADR)^	153,200	4,574,552

		110,985,394

Total Health Care		178,540,522

Industrials (10.6%)
Aerospace & Defense (1.1%)
General Dynamics Corp.	17,400	1,820,040
Northrop Grumman Corp.	52,900	2,875,644
United Technologies Corp.	61,800	6,387,030

		11,082,714

Building Products (1.3%)
American Standard Cos., Inc.*	332,400	13,734,768

Commercial Services & Supplies (0.2%)
Allied Waste Industries, Inc.*	196,500	1,823,520
Monster Worldwide, Inc.*	16,800	565,152

		2,388,672

Construction & Engineering (1.1%)
Fluor Corp.^	208,900	11,387,139

Electrical Equipment (0.3%)
Cooper Industries Ltd., Class A	52,800	3,584,592

Industrial Conglomerates (4.2%)
General Electric Co.	1,014,200	37,018,300
Tyco International Ltd.	174,400	6,233,056

		43,251,356

Machinery (1.9%)
Ingersoll-Rand Co., Class A	193,800	15,562,140
Navistar International Corp.*^	87,900	3,865,842

		19,427,982

Road & Rail (0.5%)
Union Pacific Corp.	69,700	4,687,325

Total Industrials		109,544,548

Information Technology (12.2%)
Communications Equipment (2.0%)
Cisco Systems, Inc.*	403,700	7,791,410
JDS Uniphase Corp.*	693,000	2,196,810
Polycom, Inc.*^	177,500	4,139,300
QUALCOMM, Inc.	150,600	6,385,440

		20,512,960

Computers & Peripherals (1.1%)
International Business Machines Corp.	18,200	1,794,156
Lexmark International, Inc., Class A*	42,100	3,578,500
Seagate Technology*^	191,200	3,302,024
Sun Microsystems, Inc.*	516,900	2,780,922

		11,455,602

Electronic Equipment & Instruments (1.2%)
Agilent Technologies, Inc.*	98,600	2,376,260
Avnet, Inc.*	183,500	3,347,040
Flextronics International Ltd.*	220,900	3,052,838
Jabil Circuit, Inc.*	140,200	3,586,316

		12,362,454

Internet Software & Services (0.5%)
Google, Inc., Class A*^	11,900	2,297,890
VeriSign, Inc.*	78,000	2,614,560

		4,912,450

IT Services (1.1%)
Affiliated Computer Services, Inc., Class A*^	185,700	11,177,283

Semiconductors & Semiconductor Equipment (3.3%)
Advanced Micro Devices, Inc.*	420,200	9,252,804
Altera Corp.*	3,500	72,450
Applied Materials, Inc.*	348,600	5,961,060
Applied Micro Circuits Corp.*	36,000	151,560
ASML Holding N.V. (N.Y. Shares)*	8,600	136,826
KLA-Tencor Corp.*	82,200	3,828,876
Lam Research Corp.*	192,500	5,565,175
Linear Technology Corp.	77,700	3,011,652
Micron Technology, Inc.*	187,300	2,313,155
Teradyne, Inc.*	252,900	4,317,003

		34,610,561

Software (3.0%)
Cadence Design Systems, Inc.*	165,200	2,281,412
Microsoft Corp.	793,500	21,194,385
SAP AG (ADR)	159,000	7,029,390

		30,505,187

Total Information Technology		125,536,497

Materials (3.7%)
Chemicals (3.0%)
Air Products & Chemicals, Inc.	127,800	7,408,566
Dow Chemical Co.	250,900	12,422,059
DuPont (E.I.) de Nemours & Co.	220,300	10,805,715

		30,636,340

Metals & Mining (0.2%)
Alcoa, Inc.	76,500	2,403,630

Paper & Forest Products (0.5%)
International Paper Co.	121,300	5,094,600

Total Materials		38,134,570

Telecommunication Services (4.0%)
Diversified Telecommunication Services (3.7%)
Qwest Communications International, Inc.*	189,700	842,268
Sprint Corp.	1,088,250	27,043,012
Verizon Communications, Inc.	239,700	9,710,247

		37,595,527

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	165,800	3,050,720

Total Telecommunication Services		40,646,247

Utilities (1.7%)
Electric Utilities (0.1%)
Edison International, Inc.	41,800	1,338,854

Gas Utilities (0.3%)
NiSource, Inc.	148,200	3,375,996

Multi-Utilities & Unregulated Power (1.3%)
AES Corp.*	448,100	6,125,527

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Equitable Resources, Inc.	111,900	$6,787,854

		12,913,381

Total Utilities		17,628,231

Total Common Stocks (96.3%) (Cost $790,340,541)		990,961,601

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (6.0%)
General Electric Co.
2.09%, 10/24/05 (l)	$5,003,097	5,003,097
Merrill Lynch & Co., Inc.
2.13%, 10/19/06 (l)	5,000,000	5,000,000
Morgan Stanley & Co.
2.49%, 1/2/06 (l)	9,500,000	9,500,000
Nomura Securities
2.36%, 1/3/05	6,650,878	6,650,878
2.38%, 1/3/05	20,000,000	20,000,000
Nordeutsche Landesbank N.Y.
2.43%, 3/30/06 (l)	6,994,018	6,994,018
Societe Generale Hong Kong
2.36%, 2/2/05	2,000,000	2,000,000
Washington Mutual Bank
2.28%, 2/15/05	6,000,000	6,000,000

Total Short-Term Investments of Cash
Collateral for Securities Loaned		61,147,993

Time Deposit (4.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	41,378,201	41,378,201

Total Short-Term Debt Securities (10.0%) (Amortized Cost $102,526,194)		102,526,194

Total Investments (106.3%) (Cost/Amortized Cost $892,866,735)		1,093,487,795
Other Assets Less Liabilities (-6.3%)		(64,743,448)

Net Assets (100%)		$1,028,744,347

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$231,661,940
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	182,099,315

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$212,320,228
Aggregate gross unrealized depreciation	(16,408,177)

Net unrealized appreciation	$195,912,051

Federal income tax cost of investments	$897,575,744

At December 31, 2004, the Portfolio had loaned securities with a total value $60,140,167. This was secured by collateral of $61,147,993 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $300,123,369 of which $108,520,850 expires in the year 2008, $146,635,332 expires in the year 2009, $2,767,387 expires in the year 2010, and $42,199,800 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $35,942,758 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.3%)
Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	104,100	$5,999,283
Las Vegas Sands Corp.*	24,200	1,161,600
McDonald’s Corp.	51,500	1,651,090
Starwood Hotels & Resorts Worldwide, Inc.	39,000	2,277,600

		11,089,573

Internet & Catalog Retail (1.7%)
Amazon.com, Inc.*	37,700	1,669,733
eBay, Inc.*	78,592	9,138,678
IAC/InterActiveCorp*^	243,108	6,714,643

		17,523,054

Leisure Equipment & Products (0.2%)
Mattel, Inc.	91,200	1,777,488

Media (3.5%)
Cablevision Systems New York Group, Class A*^	218,064	5,429,794
Clear Channel Communications, Inc.	36,300	1,215,687
Comcast Corp., Class A*	62,300	2,073,344
DIRECTV Group, Inc.*	195,933	3,279,918
Knight Ridder, Inc.	18,800	1,258,472
Omnicom Group, Inc.	21,500	1,812,880
Time Warner, Inc.*	864,000	16,796,160
Viacom, Inc., Class B	80,600	2,933,034
Walt Disney Co.	49,100	1,364,980

		36,164,269

Multiline Retail (0.8%)
Dollar Tree Stores, Inc.*^	155,600	4,462,608
Target Corp.	85,000	4,414,050

		8,876,658

Specialty Retail (3.0%)
Autonation, Inc.*	141,500	2,718,215
Lowe’s Cos., Inc.	315,800	18,186,922
OfficeMax, Inc.	93,700	2,940,306
RadioShack Corp.	96,100	3,159,768
Williams-Sonoma, Inc.*	138,000	4,835,520

		31,840,731

Total Consumer Discretionary		107,271,773

Consumer Staples (8.6%)
Beverages (2.4%)
Anheuser-Busch Cos., Inc.	269,858	13,689,896
Pepsi Bottling Group, Inc.	89,400	2,417,376
PepsiCo, Inc.	170,300	8,889,660

		24,996,932

Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	258,600	12,518,826
Sysco Corp.	121,100	4,622,387

		17,141,213

Food Products (2.1%)
Campbell Soup Co.	235,100	7,027,139
H.J. Heinz Co.	49,600	1,933,904
Kraft Foods, Inc., Class A^	195,800	6,972,438
Unilever N.V. (N.Y. Shares)	95,600	6,377,476

		22,310,957

Household Products (0.7%)
Kimberly-Clark Corp.	47,000	3,093,070
Procter & Gamble Co.	79,400	4,373,352

		7,466,422

Personal Products (0.6%)
Avon Products, Inc.	101,000	3,908,700
Estee Lauder Cos., Inc., Class A	45,200	2,068,804

		5,977,504

Tobacco (1.1%)
Altria Group, Inc.	192,072	11,735,599

Total Consumer Staples		89,628,627

Energy (9.1%)
Energy Equipment & Services (3.2%)
Baker Hughes, Inc.	115,500	4,928,385
BJ Services Co.	53,300	2,480,582
Schlumberger Ltd.	201,824	13,512,117
Transocean, Inc.*	138,000	5,849,820
Weatherford International Ltd.*	134,624	6,906,211

		33,677,115

Oil & Gas (5.9%)
Exxon Mobil Corp.	328,590	16,843,523
Kinder Morgan Management LLC*	96,278	3,918,515
Kinder Morgan, Inc.	38,340	2,803,804
Royal Dutch Petroleum Co. (N.Y. Shares)	326,300	18,723,094
Shell Transport & Trading Co. plc (ADR)^	99,300	5,104,020
Unocal Corp.	284,700	12,310,428
Williams Cos., Inc.	139,800	2,277,342

		61,980,726

Total Energy		95,657,841

Financials (16.2%)
Capital Markets (0.4%)
Goldman Sachs Group, Inc.	14,800	1,539,792
State Street Corp.	56,500	2,775,280

		4,315,072

Commercial Banks (1.9%)
Wells Fargo & Co.	322,000	20,012,300

Consumer Finance (2.8%)
AmeriCredit Corp.*^	92,100	2,251,845
SLM Corp.	511,807	27,325,375

		29,577,220

Diversified Financial Services (2.2%)
JPMorgan Chase & Co.	585,176	22,827,716

Insurance (3.3%)
American International Group, Inc.	147,000	9,653,490
Assurant, Inc.	12,000	366,600
Berkshire Hathaway, Inc., Class A*	117	10,284,300
Chubb Corp.	45,400	3,491,260
Everest Reinsurance Group Ltd.	21,300	1,907,628
Hartford Financial Services Group, Inc.	46,800	3,243,708
XL Capital Ltd., Class A	68,100	5,287,965

		34,234,951

Real Estate (0.2%)
General Growth Properties, Inc. (REIT)^	55,000	1,988,800

Thrifts & Mortgage Finance (5.4%)
Fannie Mae	206,994	14,740,043
Freddie Mac	137,700	10,148,490
Golden West Financial Corp.	290,800	17,860,936
IndyMac Bancorp, Inc.^	18,300	630,435
PMI Group, Inc.	126,800	5,293,900
Washington Mutual, Inc.	181,600	7,678,048

		56,351,852

Total Financials		169,307,911

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Health Care (16.7%)
Biotechnology (2.1%)
Amgen, Inc.*	243,200	$15,601,280
Biogen Idec, Inc.*	38,491	2,563,886
Genentech, Inc.*	38,200	2,079,608
ImClone Systems, Inc.*^	37,400	1,723,392

		21,968,166

Health Care Equipment & Supplies (2.5%)
Applied Biosystems Group	317,900	6,647,289
Becton, Dickinson & Co.	70,300	3,993,040
Boston Scientific Corp.*	166,900	5,933,295
Guidant Corp.	103,874	7,489,315
Medtronic, Inc.	41,100	2,041,437

		26,104,376

Health Care Providers & Services (2.5%)
DaVita, Inc.*	56,250	2,223,563
Lincare Holdings, Inc.*	281,200	11,993,180
Medco Health Solutions, Inc.*	93,900	3,906,240
Tenet Healthcare Corp.*	262,600	2,883,348
WellPoint, Inc.*	39,700	4,565,500

		25,571,831

Pharmaceuticals (9.6%)
Allergan, Inc.	238,100	19,302,767
AstraZeneca plc (ADR)^	756,200	27,518,118
Elan Corp. plc (ADR)*^	69,400	1,891,150
Eli Lilly & Co.	247,300	14,034,275
Forest Laboratories, Inc.*	558,746	25,065,345
Pfizer, Inc.	153,639	4,131,353
Sepracor, Inc.*	21,900	1,300,203
Teva Pharmaceutical Industries Ltd. (ADR)	244,600	7,303,756

		100,546,967

Total Health Care		174,191,340

Industrials (7.9%)
Aerospace & Defense (1.4%)
Northrop Grumman Corp.	10,000	543,600
United Technologies Corp.	133,231	13,769,424

		14,313,024

Building Products (0.9%)
American Standard Cos., Inc.*	226,800	9,371,376

Commercial Services & Supplies (0.3%)
Monster Worldwide, Inc.*	87,800	2,953,592

Construction & Engineering (0.9%)
Fluor Corp.^	169,800	9,255,798

Electrical Equipment (0.6%)
Cooper Industries Ltd., Class A.	69,300	4,704,777
Emerson Electric Co.	30,900	2,166,090

		6,870,867

Industrial Conglomerates (2.5%)
General Electric Co.	601,828	21,966,722
Siemens AG (ADR)	25,000	2,116,750
Tyco International Ltd.	51,300	1,833,462

		25,916,934

Machinery (1.1%)
Illinois Tool Works, Inc.	47,200	4,374,496
Ingersoll-Rand Co., Class A	73,700	5,918,110
Navistar International Corp.*^	39,300	1,728,414

		12,021,020

Road & Rail (0.2%)
Union Pacific Corp.	30,700	2,064,575

Total Industrials		82,767,186

Information Technology (17.8%)
Communications Equipment (2.7%)
Cisco Systems, Inc.*	572,112	11,041,762
Corning, Inc.*	169,500	1,995,015
JDS Uniphase Corp.*	538,300	1,706,411
Polycom, Inc.*	70,800	1,651,056
QUALCOMM, Inc.	265,200	11,244,480

		27,638,724

Computers & Peripherals (1.8%)
Apple Computer, Inc.*	41,100	2,646,840
Hewlett-Packard Co.	54,035	1,133,114
International Business Machines Corp.	45,838	4,518,710
Lexmark International, Inc., Class A*	24,000	2,040,000
Seagate Technology*^	196,600	3,395,282
Sun Microsystems, Inc.*	969,300	5,214,834

		18,948,780

Electronic Equipment & Instruments (1.9%)
Agilent Technologies, Inc.*	345,804	8,333,876
Avnet, Inc.*	171,700	3,131,808
Flextronics International Ltd.*	212,500	2,936,750
Jabil Circuit, Inc.*	222,000	5,678,760

		20,081,194

Internet Software & Services (0.5%)
Google, Inc., Class A*^	11,500	2,220,650
VeriSign, Inc.*	95,600	3,204,512

		5,425,162

IT Services (2.2%)
Affiliated Computer Services, Inc., Class A*^	225,700	13,584,883
Automatic Data Processing, Inc.	142,900	6,337,615
CheckFree Corp.*^	75,500	2,875,040

		22,797,538

Semiconductors & Semiconductor Equipment (6.8%)
Advanced Micro Devices, Inc.*	120,000	2,642,400
Altera Corp.*	143,300	2,966,310
Applied Materials, Inc.*	1,188,496	20,323,282
Applied Micro Circuits Corp.*	268,400	1,129,964
ASML Holding N.V. (N.Y. Shares)*^	139,300	2,216,263
Credence Systems Corp.*^	110,000	1,006,500
Freescale Semiconductor, Inc., Class A*^	43,900	782,298
Intel Corp.	286,703	6,705,983
KLA-Tencor Corp.*	320,300	14,919,574
Lam Research Corp.*	70,400	2,035,264
Linear Technology Corp.^	70,400	2,728,704
Micron Technology, Inc.*	139,100	1,717,885
Novellus Systems, Inc.*	60,500	1,687,345
PMC-Sierra, Inc.*^	208,400	2,344,500
Teradyne, Inc.*^	295,000	5,035,650
Xilinx, Inc.	109,100	3,234,815

		71,476,737

Software (1.9%)
Cadence Design Systems, Inc.*	142,800	1,972,068
Microsoft Corp.	528,552	14,117,624
SAP AG (ADR)^	76,800	3,395,328

		19,485,020

Total Information Technology		185,853,155

Materials (2.5%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	72,507	4,203,231
Dow Chemical Co.	147,000	7,277,970
DuPont (E.I.) de Nemours & Co.	139,050	6,820,402

		18,301,603

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Metals & Mining (0.5%)
Alcoa, Inc.	153,300	$4,816,686

Paper & Forest Products (0.3%)
International Paper Co.	82,900	3,481,800

Total Materials		26,600,089

Telecommunication Services (3.2%)
Diversified Telecommunication Services (3.1%)
Qwest Communications International, Inc.*	116,000	515,040
SBC Communications, Inc.	70,000	1,803,900
Sprint Corp.	1,044,900	25,965,765
Verizon Communications, Inc.	106,300	4,306,213

		32,590,918

Wireless Telecommunication Services (0.1%)
American Tower Corp., Class A*	51,000	938,400

Total Telecommunication Services		33,529,318

Utilities (1.8%)
Gas Utilities (0.1%)
NiSource, Inc.	68,500	1,560,430

Multi-Utilities & Unregulated Power (1.7%)
AES Corp.*	456,600	6,241,722
Duke Energy Corp.^	316,700	8,022,011
Equitable Resources, Inc.	52,800	3,202,848

		17,466,581

Total Utilities		19,027,011

Total Common Stocks (94.1%) (Cost $819,286,303)		983,834,251

CONVERTIBLE PREFERRED STOCKS:
Materials (0.2%)
Metals & Mining (0.2%)
Phelps Dodge Corp., 6.75%, 8/15/05^ (Cost $1,020,741)	10,900	2,246,763

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (7.2%)
Deutsche Bank N.Y. 2.41%, 2/22/05 (l)	$2,000,339	2,000,339
Fortis Bank
2.34%, 2/2/05	2,000,000	2,000,000
General Electric Capital Corp.
2.42%, 5/12/06 (l)	2,006,283	2,006,283
Merrill Lynch & Co., Inc.
2.13%, 10/19/06 (l)	5,000,000	5,000,000
Morgan Stanley & Co.
2.49%, 1/2/06 (l)	3,000,000	3,000,000
Nomura Securities
2.36%, 1/3/05	23,967,285	23,967,285
2.38%, 1/3/05	19,999,999	19,999,999
Nordeutsche Landesbank N.Y.
2.43%, 3/30/06 (l)	5,994,873	5,994,873
Washington Mutual Bank
2.28%, 2/15/05	5,000,000	5,000,000
Westdeutsche Landesbank N.Y.
2.34%, 7/13/05 (l)	5,998,191	5,998,191

Total Short-Term Investments of Cash Collateral for Securities Loaned		74,966,970

Time Deposit (6.1%)
JPMorgan Chase Nassau,
1.74%, 1/3/05	63,677,667	63,677,667

Total Short-Term Debt Securities (13.3%) (Amortized Cost $138,644,637)		138,644,637

Total Investments (107.6%) (Cost/Amortized Cost $958,951,681)		1,124,725,651
Other Assets Less Liabilities (-7.6%)		(79,594,104)

Net Assets (100%)		$1,045,131,547

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$342,951,021
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	161,500,267

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$176,393,008
Aggregate gross unrealized depreciation	(15,372,700)

Net unrealized appreciation	$161,020,308

Federal income tax cost of investments	$963,705,343

At December 31, 2004, the Portfolio had loaned securities with a total value $73,562,285. This was secured by collateral of $74,966,970 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio utilized net capital loss carryforward of $ 22,241,634 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (11.5%)
All America Latina Logistica S.A. (Preference)*	50,900	$1,513,968
Banco Bradesco S.A. (ADR)	78,640	1,970,718
Banco Bradesco S.A. (Preference)	136,128	3,291,981
Banco Itau Holding Financeira S.A. (ADR)	71,880	5,403,220
Banco Itau Holding Financeira S.A. (Preference)	24,753	3,718,542
Braskem S.A. (ADR)*	35,000	1,783,600
Braskem S.A. (Preference)*	19,844,000	1,001,166
Cia Energetica de Minas Gerais S.A. (ADR)	103,100	2,530,074
Cia Energetica de Minas Gerais S.A. (Preference)	88,843,500	2,170,912
Cia Siderurgica de Tubarao (Preference)	9,823,000	578,802
Cia Siderurgica Nacional S.A.	30,090	575,403
Cia Siderurgica Nacional S.A. (ADR)	128,300	2,453,096
Cia Vale do Rio Doce (ADR)	28,774	834,734
Cia Vale do Rio Doce (Preference)	5,314	128,348
Cia Vale do Rio Doce (Special ADR)	505,264	12,318,336
CPFL Energia S.A. (ADR)*	16,000	317,760
CPFL Energia S.A.*	73,100	494,306
Lojas Arapua S.A. (Preference)*†(b)	1,248,000	—
Petroleo Brasileiro S.A. (ADR)	240,983	9,586,304
Petroleo Brasileiro S.A. (Preference ADR)	273,094	9,888,734
Petroleo Brasileiro S.A. (Preference)	18,780	686,927
Telesp Celular Participacoes S.A. (ADR)*	440,687	2,996,672
Telesp Celular Participacoes S.A. (Preference)*	1,723,586,011	4,665,882
Votorantim Celulose e Papel S.A. (ADR)	160,450	2,599,290

		71,508,775

Chile (0.9%)
Enersis S.A. (ADR)*	624,400	5,313,644

China (2.5%)
Air China Ltd.	1,168,000	450,809
AviChina Industry & Technology Co., Class H^	4,335,000	407,137
China Life Insurance Co., Ltd., Class H*^	3,566,000	2,385,683
China Petroleum & Chemical Corp., Class H	5,832,000	2,401,019
Hainan Meilan International Airport Co., Ltd., Class H	1,042,000	878,086
Huadian Power International Co.	5,412,000	1,601,451
Lianhua Supermarket Holdings Co., Ltd., Class H	976,000	1,192,893
Ping An Insurance Group Co. of China Ltd., Class H*§	1,505,000	2,555,869
Tom Online, Inc., Class H*	2,723,000	511,480
Wumart Stores, Inc., Class H*	474,000	762,283
Yanzhou Coal Mining Co., Ltd., Class H^	1,408,000	2,010,730
Zte Corp.*	81,000	262,090

		15,419,530

Colombia (0.4%)
BanColombia S.A. (ADR)	196,800	2,778,816

Egypt (1.6%)
Eastern Tobacco	81,091	1,737,378
Egyptian Co. for Mobile Services	276,012	5,837,631
Orascom Construction Industries	202,112	2,415,355
Orascom Construction Industries (GDR)*	1,028	24,806

		10,015,170

Greece (0.0%)
Hellenic Telecommunications S.A. (ADR)	1	9

Hong Kong (3.0%)
Asia Aluminum Holdings Ltd.	13,110,000	1,349,338
China Resources Power Holdings Co.	1,192,000	647,934
CNOOC Ltd.	7,131,000	3,830,320
Fountain Set (Holdings) Ltd.	2,099,000	1,363,741
GOME Electrical Appliances Holdings Ltd.*	1,932,000	1,752,364
Grande Holdings Ltd.	878,000	858,492
Hopewell Highway Infrastructure Ltd.^	2,401,000	1,976,971
Kingboard Chemicals Holdings Ltd.	929,000	1,966,119
Moulin International Holdings^	962,000	655,962
Norstar Founders Group Ltd.^	2,429,000	553,132
Shougang Concord Century Holdings Ltd.	4,924,000	475,124
TPV Technology Ltd.	3,695,000	2,229,585
Victory City International Holdings Ltd.	1,754,000	739,042

		18,398,124

India (6.4%)
ABB Ltd. (India)*(i)	67,500	1,506,366
Aventis Pharma Ltd./India	40,000	1,215,459
Bharat Heavy Electricals Ltd.	256,676	4,546,005
Cipla Ltd.	291,500	2,127,407
Container Corp. of India Ltd.	81,442	1,718,020
GlaxoSmithkline Pharmaceuticals Ltd.	75,500	1,336,230
Grasim Industries Ltd.	33,000	1,003,854
HDFC Bank Ltd.	111,000	1,324,876
Hero Honda Motors Ltd.	199,715	2,623,815
Hindalco Industries Ltd.	44,207	1,450,990
Hindustan Lever Ltd.	420,369	1,387,692
Housing Development Finance Corp.	115,000	2,026,720
Industrial Development Bank of India Ltd.*	655,000	1,654,451
Infosys Technologies Ltd.	79,680	3,829,112
ITC Ltd.	20,000	602,622
ITC Ltd. (GDR).	19,900	597,000
Mahanager Telephone Nigam	583,000	2,077,449
Mahindra & Mahindra Ltd.	152,000	1,903,934
Oil & Natural Gas Corp., Ltd.	124,450	2,346,285
Siemens India Ltd.	24,500	745,145
Steel Authority of India*	1,795,699	2,585,939
Wipro Ltd.	65,000	1,118,473

		39,727,844

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Indonesia (2.4%)
PT Bank Central Asia Tbk	6,913,000	$2,215,586
PT Bank Internasional Indonesia Tbk*	38,240,500	762,132
PT Bank Mandiri Persero Tbk	8,774,500	1,819,651
PT Bank Rakyat Indonesia	8,588,000	2,659,898
PT Bumi Resources Tbk*	26,716,500	2,302,526
PT Gudang Garam Tbk	795,000	1,160,490
PT Indocement Tunggal Prakarsa Tbk*	5,012,000	1,660,318
PT Ramayana Lestari Sentosa Tbk	6,261,000	522,734
PT Telekomunikasi Indonesia Tbk	3,252,500	1,690,634

		14,793,969

Israel (0.9%)
Check Point Software Technologies Ltd.*	229,119	5,643,201
ECI Telecom Ltd.*	1	8

		5,643,209

Malaysia (1.5%)
Bandar Raya Developments Bhd	301,000	154,461
Commerce Asset Holding Bhd	927,000	1,146,553
Magnum Corp. Bhd	2,064,000	1,314,442
MK Land Holdings Bhd	1,190,000	554,289
Resorts World Bhd	398,000	1,047,368
SP Setia Bhd	1,326,000	1,507,453
Tenaga Nasional Bhd	782,100	2,243,392
YTL Corp. Bhd	771,000	1,085,487

		9,053,445

Mexico (8.5%)
America Movil S.A. de C.V. (ADR)	354,160	18,540,276
Cemex S.A. de C.V. (ADR)	67,006	2,440,359
Cemex S.A. de C.V. (CPO)	23,321	170,300
Fomento Economico Mexicano S.A. de C.V. (ADR)	41,900	2,204,359
Grupo Financiero Banorte S.A. de C.V.	195,400	1,230,562
Grupo Televisa S.A. (ADR)	188,900	11,428,450
Kimberly-Clark de Mexico S.A. de C.V.	352,800	1,218,516
Telefonos de Mexico S.A. de C.V., Class L (ADR)	25,501	977,198
Wal-Mart de Mexico S.A. de C.V., Series C (ADR)	49,241	1,691,871
Wal-Mart de Mexico S.A. de C.V., Series V	3,754,540	12,900,232

		52,802,123

Morocco (0.3%)
Banque Marocaine du Commerce Exterieur	31,500	2,007,100

Poland (2.2%)
Agora S.A.*	32,427	614,894
Powszechna Kasa Oszczednosci Bank Polski S.A.*	428,956	3,981,097
Telekomunikacja Polska S.A.	254,411	1,681,691
Telekomunikacja Polska S.A. (GDR)	1,094,500	7,223,700

		13,501,382

Russia (7.3%)
LUKOIL (ADR)	92,789	11,276,725
Mobile Telesystems (ADR)§	33,620	4,656,706
OAO Gazprom (ADR) (Registered)^	314,900	11,178,950
Sberbank RF (GDR)*	113,950	6,272,903
Surgutneftegaz (ADR)	145,927	5,472,262
Surgutneftegaz (Preference ADR)	34,573	1,884,229
Uralsvyazinform (ADR)	171,000	1,255,140
Vimpel-Communications (ADR)*	54,600	1,973,244
VolgaTelecom (ADR)*	226,800	1,474,200

		45,444,359

South Africa (14.7%)
African Bank Investments Ltd.	3,387,700	11,004,200
African Life Assurance Co., Ltd.	1,098,700	3,598,139
Anglo American Platinum Corp., Ltd.	36,600	1,344,788
Aveng Ltd.	1,298,800	2,766,470
AVI Ltd.	460,500	1,880,009
Barloworld Ltd.	237,800	4,486,912
Edgars Consolidated Stores Ltd.	107,200	5,751,267
Harmony Gold Mining Co., Ltd.	533,277	4,846,462
Harmony Gold Mining Co., Ltd. (ADR)	205,160	1,902,834
Impala Platinum Holdings Ltd.	34,020	2,892,493
Ispat Iscor Ltd.	130,700	1,519,565
Kumba Resources Ltd.	284,400	2,221,185
Lewis Group Ltd.*	373,100	2,582,809
Massmart Holdings Ltd.	703,900	5,658,687
MTN Group Ltd.	1,689,080	13,041,931
Sanlam Ltd.	2,553,200	5,891,564
Shoprite Holdings Ltd.	1,292,700	2,959,988
Standard Bank Group Ltd.	539,905	6,305,880
Steinhoff International Holdings Ltd.	2,580,580	5,771,521
Telkom South Africa Ltd.	273,820	4,763,143

		91,189,847

South Korea (12.8%)
Cheil Industries, Inc.	161,930	2,494,961
Daishin Securities Co., Ltd.	93,110	1,268,210
Daishin Securities Co., Ltd. (Non-Voting)	83,370	720,790
Doosan Heavy Industries and Construction Co., Ltd.	166,480	1,897,666
Handsome Co., Ltd.	163,660	1,323,256
Hankook Tire Co., Ltd.	520,800	5,131,530
Hyundai Mobis*	94,450	5,976,116
Hyundai Motor Co.*	29,450	1,578,898
Hyundai Motor Co. (Non-Voting)*	18,100	542,895
Korea Electric Power Corp.	46,200	1,198,290
Korean Air Lines Co., Ltd.*	201,780	3,674,220
KT&G Corp.	112,140	3,352,717
LG Engineering & Construction Corp.	56,740	1,562,104
LG Investment & Securities Co.*	467,140	3,853,724
Orion Corp.	24,510	2,580,748
Pusan Bank.	221,090	1,697,899
Samsung Electronics Co., Ltd.	36,935	16,073,433
Samsung Electronics Co., Ltd. (Non-Voting)	12,675	3,654,837

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Samsung Fire & Marine Insurance Co., Ltd.	15,400	$1,212,423
Samsung SDI Co., Ltd.	128,210	13,995,102
Shinhan Financial Group Co., Ltd.	175,530	3,967,738
STX Shipbuilding Co., Ltd.	91,300	1,481,685

		79,239,242

Taiwan (10.1%)
Acer, Inc.	1,113,653	1,844,960
Asia Optical Co., Inc.	773,523	4,320,403
Catcher Technology Co., Ltd.	371,000	1,223,399
Cathay Financial Holding Co., Ltd.	1,223,000	2,508,520
Cheng Shin Rubber Industry Co., Ltd.	939,328	1,200,467
Chinatrust Financial Holding Co., Ltd.	2,664,671	3,186,842
CTCI Corp.	2,337,817	1,490,183
Cyberlink Corp.	335,611	841,940
Delta Electronics, Inc.	1,043,000	1,843,105
Eva Airways Corp.*	2,514,244	1,237,684
Far EasTone Telecommunications Co., Ltd.	726,000	882,013
Faraday Technology Corp.	400,024	700,579
Fubon Financial Holding Co. Ltd. (GDR)	51,844	517,403
Fubon Financial Holding Co., Ltd.	1,727,000	1,771,142
Hon Hai Precision Industry Co., Ltd.	1,295,243	6,008,227
Infortrend Technology, Inc.	745,315	1,622,806
Kaulin Manufacturing Co., Ltd.	560,100	551,440
Largan Precision Co., Ltd.	217,551	1,215,100
MediaTek, Inc.	440,434	3,002,012
Mega Financial Holding Co., Ltd.	5,384,000	3,720,719
Phoenixtec Power Co., Ltd.	1,077,845	1,302,665
Polaris Securities Co., Ltd.	2,854,948	1,603,600
Richtek Technology Corp.	289,300	611,647
Shin Kong Financial Holdings Co., Ltd.	2,756,000	2,661,205
Springsoft, Inc.	735,043	1,577,246
Sunplus Technology Co., Ltd.	431,600	607,427
Taishin Financial Holdings Co., Ltd.	1,976,683	1,858,793
Taiwan Cellular Corp.	1,733,000	1,941,354
Taiwan Cement Corp.	5,074,319	3,346,585
Taiwan Semiconductor Manufacturing Co., Ltd.	1,627,000	2,592,726
Tsann Kuen Enterprise Co.	827,275	958,062
Waffer Technology Co., Ltd.	542,000	687,548
Ya Hsin Industrial Co., Ltd.	3,536,979	3,404,161

		62,841,963

Thailand (5.0%)
Advanced Information Service PCL (Foreign)	1,419,700	3,910,113
Asian Property Development PCL (Foreign)	6,935,800	653,411
Bangkok Bank PCL (Foreign)	1,884,000	5,528,340
Banpu PCL (Foreign)	352,400	1,378,759
C.P. Seven Eleven PCL (Foreign)	866,800	1,271,753
Italian-Thai Development PCL (Foreign)	7,823,400	1,933,195
Kasikornbank PCL (Foreign)*	2,168,800	3,126,198
Kasikornbank PCL (NVDR)*	727,400	982,973
Lalin Property PCL (Foreign)	1,691,000	274,216
Land and Houses PCL (Foreign)	6,034,400	1,755,180
MBK PCL (Foreign)	424,300	524,232
PTT PCL (Foreign)	722,500	3,217,310
Siam City Bank PCL (Foreign)	1,864,900	1,212,065
Siam Commercial Bank PCL (Foreign)	1,000,600	1,262,018
Siam Makro PCL (Foreign)	141,700	178,721
Sino Thai Engineering & Construction PCL (Foreign)	1,819,500	395,747
Total Access Communication PCL*	604,000	2,138,160
True Corp. PCL (Foreign)*	6,521,100	1,359,612

		31,102,003

Turkey (4.2%)
Akbank T.A.S.	617,237,147	3,821,973
Akcansa Cimento A.S.	762,136,075	2,690,224
Arcelik A.S.*	265,680,250	1,625,408
Enka Insaat ve Sanayi A.S.	74,285,000	2,051,996
Hurriyet Gazetecilik A.S.	1,269,696,510	2,994,167
Trakya Cam Sanayi A.S.	700,531,741	1,911,722
Turkcell Iletism Hizmetleri A.S.*	400,839,238	2,794,133
Turkiye Garanti Bankasi A.S.*	1,075,067,308	3,396,208
Yapi Ve Kredi Bankasi A.S.*	1,432,273,900	4,503,405

		25,789,236

Total Common Stocks (96.2%) (Cost $452,997,623)		596,569,790

	Number of Rights
RIGHTS:
Brazil (0.0%)
Banco Bradesco S.A. (Preference), expiring 1/27/05*†	5,718	52,164

Total Rights (0.0%) (Cost $—)		52,164

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (2.4%)
New York Life Insurance Co.
2.39%, 3/31/05 (l)	$1,200,000	1,200,000
Nomura Securities
2.36%, 1/3/05	12,439,700	12,439,700
Washington Mutual Bank
2.28%, 2/15/05	1,000,000	1,000,000

Total Short-Term Debt Securities (2.4%) (Amortized Cost $14,639,700)		14,639,700

Total Investments (98.6%) (Cost/Amortized Cost $467,637,323)		611,261,654
Other Assets Less Liabilities (1.4%)		8,829,515

Net Assets (100%)		$620,091,169

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Market Sector Diversification

As a Percentage of Total Equity Investments

Consumer Discretionary	12.6%
Consumer Staples	6.8
Energy	10.4
Financials	21.9
Health Care	0.9
Industrials	7.3
Information Technology	12.6
Materials	10.1
Telecommunications Services	14.4
Utilities	3.0

100.0%

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $52,164 or 0.01% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $7,212,575 or 1.16% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(i)	Dematerialized-Securities changed from paper to electronic format.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

CPO — Certificate of Participation

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

At December 31, 2004 the Portfolio had outstanding foreign currency contracts to sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Foreign Currency Sell Contracts
South African Rand, expiring 6/27/05	54,653	$8,050,000	$9,490,469	$(1,440,469)
South African Rand, expiring 7/22/05	41,035	6,261,000	7,105,887	(844,887)

				$(2,285,356)

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$379,831,046
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	259,020,956

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$151,392,346
Aggregate gross unrealized depreciation	(9,902,993)

Net unrealized appreciation	$141,489,353

Federal income tax cost of investments	$469,772,301

At December 31, 2004, the Portfolio had loaned securities with a total value $13,917,091. This was secured by collateral of $14,639,700 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $2,877 as brokerage commissions with Morgan Stanley & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $42,116,192 of which $13,245,222 expires in the year 2009, and $28,870,970 expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $60,269,235 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (25.6%)
Automobiles (0.2%)
Harley-Davidson, Inc.	1,616	$98,172

Hotels, Restaurants & Leisure (9.8%)
Four Seasons Hotels, Inc.	31,874	2,606,974
MGM Mirage, Inc.*	3,901	283,759
Royal Caribbean Cruises Ltd.	15,184	826,617
Starbucks Corp.*	16,860	1,051,390
Wynn Resorts Ltd.*	2,334	156,191
Yum! Brands, Inc.	11,903	561,584

		5,486,515

Household Durables (4.0%)
KB Home	4,244	443,074
Lennar Corp., Class A	18,757	1,063,147
Lennar Corp., Class B	931	48,607
MDC Holdings, Inc.	7,974	689,272

		2,244,100

Internet & Catalog Retail (3.1%)
eBay, Inc.*	15,146	1,761,177

Leisure Equipment & Products (0.2%)
Brunswick Corp.	2,295	113,602

Media (0.6%)
Getty Images, Inc.*	4,580	315,333

Multiline Retail (1.4%)
Target Corp.	15,501	804,967

Specialty Retail (3.8%)
Bed Bath & Beyond, Inc.*	4,700	187,201
Lowe’s Cos., Inc.	29,045	1,672,702
Tiffany & Co.	8,861	283,286

		2,143,189

Textiles, Apparel & Luxury Goods (2.5%)
Nike, Inc., Class B	15,476	1,403,518

Total Consumer Discretionary		14,370,573

Consumer Staples (3.9%)
Food & Staples Retailing (0.8%)
CVS Corp.	10,035	452,277

Household Products (3.1%)
Procter & Gamble Co.	31,632	1,742,291

Total Consumer Staples		2,194,568

Financials (18.0%)
Capital Markets (3.8%)
Goldman Sachs Group, Inc.	9,649	1,003,882
Merrill Lynch & Co., Inc.	18,855	1,126,963

		2,130,845

Commercial Banks (0.4%)
UCBH Holdings, Inc.	5,084	232,949

Consumer Finance (6.3%)
SLM Corp.	66,432	3,546,804

Diversified Financial Services (4.5%)
Chicago Mercantile Exchange	3,446	788,100
Citigroup, Inc.	35,214	1,696,611

		2,484,711

Thrifts & Mortgage Finance (3.0%)
Countrywide Financial Corp.	45,358	1,678,700

Total Financials		10,074,009

Health Care (24.1%)
Biotechnology (5.4%)
Genentech, Inc.*	55,150	3,002,366

Health Care Equipment & Supplies (7.9%)
Boston Scientific Corp.*	18,569	660,128
Medtronic, Inc.	11,570	574,682
St. Jude Medical, Inc.*	26,888	1,127,414
Wright Medical Group, Inc.*	2,745	78,232
Zimmer Holdings, Inc.*	24,597	1,970,712

		4,411,168

Health Care Providers & Services (9.8%)
Aetna, Inc.	15	1,871
Cardinal Health, Inc.	250	14,538
PacifiCare Health Systems, Inc.*	3,144	177,699
Quest Diagnostics, Inc.	9,875	943,556
UnitedHealth Group, Inc.	49,533	4,360,390
WellPoint, Inc.*	25	2,875

		5,500,929

Pharmaceuticals (1.0%)
Pfizer, Inc.	22,011	591,876

Total Health Care		13,506,339

Industrials (13.4%)
Aerospace & Defense (0.6%)
General Dynamics Corp.	205	21,443
Lockheed Martin Corp.	5,827	323,690

		345,133

Air Freight & Logistics (3.4%)
FedEx Corp.	19,494	1,919,964

Industrial Conglomerates (6.0%)
General Electric Co.	73,237	2,673,150
Tyco International Ltd.	19,031	680,168

		3,353,318

Machinery (3.4%)
Caterpillar, Inc.	19,382	1,889,939

Total Industrials		7,508,354

Information Technology (11.8%)
Communications Equipment (6.5%)
Motorola, Inc.	18,354	315,689
QUALCOMM, Inc.	65,697	2,785,553
Telefonaktiebolaget LM Ericsson (ADR)*	16,563	521,569

		3,622,811

Computers & Peripherals (2.2%)
Dell, Inc.*	29,320	1,235,545

Semiconductors & Semiconductor Equipment (0.1%)
Freescale Semiconductor, Inc., Class B*	2,026	37,197

Software (3.0%)
Electronic Arts, Inc.*	23,521	1,450,775
Microsoft Corp.	9,742	260,209

		1,710,984

Total Information Technology		6,606,537

Materials (0.5%)
Chemicals (0.5%)
Monsanto Co.	4,468	248,197

Metals & Mining (0.0%)
United States Steel Corp.	400	20,500

Total Materials		268,697

EQ ADVISORS TRUST

EQ/ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Telecommunication Services (1.2%)
Diversified Telecommunication Services (1.2%)
Verizon Communications, Inc.	15,978	$647,269

Total Telecommunication Services		647,269

Total Investments (98.5%) (Cost $36,929,168)		55,176,346
Other Assets Less Liabilities (1.5%)		858,463

Net Assets (100%)		$56,034,809

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$35,972,274
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	41,717,524

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,138,331
Aggregate gross unrealized depreciation	(36,533)

Net unrealized appreciation	$18,101,798

Federal income tax cost of investments	$37,074,548

For the year ended December 31, 2004, the Portfolio incurred approximately $330 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $24,563,341 of which $3,761,011 expires in the year 2008, $14,631,447 expires in the year 2009, and $6,170,883 expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $2,324,515 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE DEEP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.2%)
Auto Components (0.6%)
Lear Corp.	600	$36,606

Automobiles (1.2%)
General Motors Corp.	1,780	71,307

Hotels, Restaurants & Leisure (2.6%)
McDonald’s Corp.	5,120	164,147

Media (5.1%)
Comcast Corp., Class A*	4,600	153,088
Time Warner, Inc.*	8,410	163,490

		316,578

Multiline Retail (1.8%)
Dollar General Corp.	5,410	112,366

Textiles, Apparel & Luxury Goods (0.9%)
Nike, Inc., Class B	600	54,414

Total Consumer Discretionary		755,418

Consumer Staples (6.2%)
Beverages (0.8%)
PepsiCo, Inc.	950	49,590

Food & Staples Retailing (2.3%)
CVS Corp.	3,190	143,773

Food Products (2.3%)
Kellogg Co.	3,190	142,466

Household Products (0.8%)
Kimberly-Clark Corp.	720	47,383

Total Consumer Staples		383,212

Energy (11.3%)
Energy Equipment & Services (2.1%)
GlobalSantaFe Corp.	4,000	132,440

Oil & Gas (9.2%)
ConocoPhillips	900	78,147
Exxon Mobil Corp.	6,390	327,551
Shell Transport & Trading Co. plc (ADR)	3,150	161,910

		567,608

Total Energy		700,048

Financials (22.4%)
Capital Markets (2.2%)
Goldman Sachs Group, Inc.	420	43,697
Morgan Stanley	1,620	89,942

		133,639

Commercial Banks (10.3%)
Bank of America Corp.	6,000	281,940
National City Corp.	5,040	189,252
SunTrust Banks, Inc.	800	59,104
Wells Fargo & Co.	1,750	108,763

		639,059

Diversified Financial Services (7.4%)
Citigroup, Inc.	5,960	287,153
JPMorgan Chase & Co.	2,718	106,029
Principal Financial Group.	1,600	65,504

		458,686

Insurance (0.8%)
ACE Ltd.	440	18,810
Chubb Corp.	420	32,298

		51,108

Thrifts & Mortgage Finance (1.7%)
Fannie Mae	930	66,225
Washington Mutual, Inc.	860	36,361

		102,586

Total Financials		1,385,078

Health Care (9.3%)
Health Care Equipment & Supplies (2.2%)
Baxter International, Inc.	2,750	94,985
Beckman Coulter, Inc.	630	42,204

		137,189

Health Care Providers & Services (2.0%)
WellPoint, Inc.*	1,100	126,500

Pharmaceuticals (5.1%)
Pfizer, Inc.	4,370	117,509
Watson Pharmaceuticals, Inc.*	2,300	75,463
Wyeth	2,800	119,252

		312,224

Total Health Care		575,913

Industrials (13.1%)
Aerospace & Defense (2.6%)
General Dynamics Corp.	600	62,760
Lockheed Martin Corp.	700	38,885
Precision Castparts Corp.	900	59,112

		160,757

Airlines (1.6%)
Southwest Airlines Co.	5,960	97,029

Electrical Equipment (1.7%)
Emerson Electric Co.	630	44,163
Rockwell Automation, Inc.	1,210	59,956

		104,119

Industrial Conglomerates (1.1%)
Tyco International Ltd.	1,850	66,119

Machinery (4.1%)
Caterpillar, Inc.	2,250	219,397
Illinois Tool Works, Inc.	400	37,072

		256,469

Road & Rail (2.0%)
CSX Corp.	3,130	125,450

Total Industrials		809,943

Information Technology (7.2%)
Communications Equipment (0.2%)
Scientific-Atlanta, Inc.	400	13,204

Computers & Peripherals (1.5%)
Hewlett-Packard Co.	2,170	45,505
International Business Machines Corp.	500	49,290

		94,795

Semiconductors & Semiconductor Equipment (5.5%)
Applied Materials, Inc.*	5,320	90,972
Intel Corp.	2,800	65,492
Lam Research Corp.*	1,600	46,256
Teradyne, Inc.*	8,150	139,120

		341,840

Total Information Technology		449,839

Materials (8.0%)
Chemicals (3.9%)
Dow Chemical Co.	1,500	74,265
DuPont (E.I.) de Nemours & Co.	3,450	169,223

		243,488

Metals & Mining (3.4%)
Alcoa, Inc.	6,570	206,429

EQ ADVISORS TRUST

EQ/ENTERPRISE DEEP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Paper & Forest Products (0.7%)
Weyerhaeuser Co.	650	$43,693

Total Materials		493,610

Telecommunication Services (3.1%)
Diversified Telecommunication Services (3.1%)
BellSouth Corp.	2,010	55,858
SBC Communications, Inc.	2,830	72,929
Sprint Corp.	2,500	62,125

Total Telecommunication Services		190,912

Utilities (5.6%)
Electric Utilities (4.4%)
Entergy Corp.	900	60,831
Exelon Corp.	2,440	107,531
PPL Corp.	230	12,254
Progress Energy, Inc.	610	27,597
TXU Corp.	1,000	64,560

		272,773

Multi-Utilities & Unregulated Power (1.2%)
Dominion Resources, Inc.	860	58,256
SCANA Corp.	420	16,548

		74,804

Total Utilities		347,577

Total Common Stocks (98.4%) (Cost $5,337,389)		6,091,550

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (2.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $119,550)	$119,550	119,550

Total Investments (100.4%) (Cost/Amortized Cost $5,456,939)		6,211,100
Other Assets Less Liabilities (-0.4%)		(21,735)

Net Assets (100%)		$6,189,365

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,293,714
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,882,238

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$857,266
Aggregate gross unrealized depreciation	(106,538)

Net unrealized appreciation	$750,728

Federal income tax cost of investments	$5,460,372

For the year ended December 31, 2004, the Portfolio incurred approximately $18 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (28.2%)
Automobiles (1.6%)
Harley-Davidson, Inc.	73,800	$4,483,350

Hotels, Restaurants & Leisure (4.9%)
Starbucks Corp.*	223,900	13,962,404

Internet & Catalog Retail (13.8%)
Amazon.com, Inc.*	364,230	16,131,747
eBay, Inc.*	201,600	23,442,048

		39,573,795

Media (7.9%)
Pixar*	110,300	9,442,783
XM Satellite Radio Holdings, Inc., Class A*	346,265	13,026,489

		22,469,272

Total Consumer Discretionary		80,488,821

Consumer Staples (3.7%)
Food & Staples Retailing (3.7%)
Wal-Mart Stores, Inc.	98,900	5,223,898
Walgreen Co.	138,200	5,302,734

Total Consumer Staples		10,526,632

Financials (12.5%)
Commercial Banks (2.0%)
Commerce Bancorp, Inc./New Jersey	91,125	5,868,450

Insurance (10.5%)
Aflac, Inc.	36,200	1,442,208
American International Group, Inc.	72,150	4,738,091
Progressive Corp.	281,285	23,864,219

		30,044,518

Total Financials		35,912,968

Health Care (9.3%)
Biotechnology (9.3%)
Amgen, Inc.*	137,500	8,820,625
Genentech, Inc.*	327,360	17,821,478

Total Health Care		26,642,103

Industrials (5.3%)
Commercial Services & Supplies (3.4%)
Apollo Group, Inc., Class A*	121,800	9,830,478

Industrial Conglomerates (1.9%)
General Electric Co.	145,000	5,292,500

Total Industrials	.	15,122,978

Information Technology (40.9%)
Communications Equipment (7.7%)
Cisco Systems, Inc.*	303,600	5,859,480
QUALCOMM, Inc.	378,200	16,035,680

		21,895,160

Computers & Peripherals (10.5%)
Dell, Inc.*	262,000	11,040,680
Network Appliance, Inc.*	575,385	19,114,290

		30,154,970

Internet Software & Services (8.3%)
Yahoo!, Inc.*	628,400	23,678,112

Semiconductors & Semiconductor Equipment (8.2%)
Applied Materials, Inc.*	238,045	4,070,570
Maxim Integrated Products, Inc.	276,900	11,737,791
Xilinx, Inc.	254,200	7,537,030

		23,345,391

Software (6.2%)
Electronic Arts, Inc.*	174,000	10,732,320
Symantec Corp.*	270,820	6,976,323

		17,708,643

Total Information Technology		116,782,276

Total Common Stocks (99.9%) (Cost $196,575,123)		285,475,778

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (0.0%)
JPMorgan Chase Nassau,1.74%, 1/3/05 (Amortized Cost $641)	$641	641

Total Investments (99.9%) (Cost/Amortized Cost $196,575,764)		285,476,419
Other Assets Less Liabilities (0.1%)		205,807

Net Assets (100%)		$285,682,226

*	Non-income producing.

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$49,841,534
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	82,341,581

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,873,996
Aggregate gross unrealized depreciation	(16,973,341)

Net unrealized appreciation	$88,900,655

Federal income tax cost of investments	$196,575,764

For the year ended December 31, 2004, the Portfolio incurred approximately $1,935 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $150,263,864 of which $27,118,232 expires in the year 2009, $62,598,018 expires in the year 2010, $42,657,049 expires in the year 2011, and $17,890,565 expires in the year 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.3%)
Automobiles (1.8%)
DaimlerChrysler AG	33,900	$1,628,895
Ford Motor Co.	65,900	964,776
Nissan Motor Co., Ltd. (ADR)	49,600	1,088,224

		3,681,895

Hotels, Restaurants & Leisure (2.6%)
Harrah’s Entertainment, Inc.	28,700	1,919,743
Starwood Hotels & Resorts Worldwide, Inc.	58,300	3,404,720

		5,324,463

Household Durables (2.0%)
Leggett & Platt, Inc.	68,500	1,947,455
Stanley Works	46,300	2,268,237

		4,215,692

Media (1.8%)
Reuters Group plc (ADR)	44,900	1,928,455
Thomson Corp.	53,900	1,902,131

		3,830,586

Specialty Retail (1.2%)
Limited Brands	109,600	2,522,992

Textiles, Apparel & Luxury Goods (0.9%)
V.F. Corp.	34,300	1,899,534

Total Consumer Discretionary		21,475,162

Consumer Staples (5.8%)
Food & Staples Retailing (1.3%)
Albertson’s, Inc.	113,100	2,700,828

Food Products (3.3%)
Archer-Daniels-Midland Co.	134,000	2,989,540
Cadbury Schweppes plc (ADR)	59,100	2,228,070
Kellogg Co.	22,700	1,013,782
Sara Lee Corp.	29,800	719,372

		6,950,764

Household Products (1.2%)
Procter & Gamble Co.	44,000	2,423,520

Total Consumer Staples		12,075,112

Energy (13.6%)
Oil & Gas (13.6%)
BP plc (ADR)	42,800	2,499,520
ChevronTexaco Corp.	60,600	3,182,106
ConocoPhillips	40,500	3,516,615
El Paso Corp.	232,000	2,412,800
Exxon Mobil Corp.	51,700	2,650,142
Kerr-McGee Corp.	54,000	3,120,660
Marathon Oil Corp.	49,700	1,869,217
Occidental Petroleum Corp.	60,700	3,542,452
Sunoco, Inc.	24,600	2,010,066
Teekay Shipping Corp.	38,330	1,614,077
Unocal Corp.	49,700	2,149,028

Total Energy		28,566,683

Financials (24.8%)
Commercial Banks (8.6%)
ABN AMRO Holding N.V.(ADR)	34,300	912,380
Bank of America Corp.	66,100	3,106,039
Bank of Montreal	63,000	3,032,820
Comerica, Inc.	36,900	2,251,638
KeyCorp.	88,100	2,986,590
U.S. Bancorp	100,800	3,157,056
Wells Fargo & Co.	40,000	2,486,000

		17,932,523

Consumer Finance (0.6%)
MBNA Corp.	48,300	1,361,577

Diversified Financial Services (2.5%)
Citigroup, Inc.	70,800	3,411,144
GATX Corp.	62,800	1,856,368

		5,267,512

Insurance (8.1%)
ACE Ltd.	48,900	2,090,475
Allstate Corp.	31,800	1,644,696
Chubb Corp.	34,400	2,645,360
Lincoln National Corp.	61,500	2,870,820
Nationwide Financial Services, Inc.	65,800	2,515,534
PartnerReinsurance Ltd.	16,500	1,022,010
Sun Life Financial, Inc.	84,500	2,834,130
UnumProvident Corp.	77,900	1,397,526

		17,020,551

Real Estate (2.9%)
Friedman, Billings, Ramsey Group, Inc., Class A (REIT)	33,200	643,748
General Growth Properties, Inc. (REIT)	85,600	3,095,296
Trizec Properties, Inc. (REIT)	125,600	2,376,352

		6,115,396

Thrifts & Mortgage Finance (2.1%)
Fannie Mae	32,000	2,278,720
Independence Community Bank Corp.	48,300	2,056,614

		4,335,334

Total Financials		52,032,893

Health Care (4.5%)
Pharmaceuticals (4.5%)
Bristol-Myers Squibb Co.	62,200	1,593,564
GlaxoSmithKline plc (ADR)	43,400	2,056,726
Johnson & Johnson	53,100	3,367,602
Merck & Co., Inc.	25,800	829,212
Pfizer, Inc.	61,100	1,642,979

Total Health Care		9,490,083

Industrials (13.1%)
Aerospace & Defense (3.1%)
Goodrich Corp.	94,100	3,071,424
Northrop Grumman Corp.	18,400	1,000,224
Raytheon Co.	62,300	2,419,109

		6,490,757

Building Products (1.4%)
Masco Corp.	78,000	2,849,340

Commercial Services & Supplies (1.3%)
Waste Management, Inc.	90,800	2,718,552

Electrical Equipment (1.3%)
Rockwell Automation, Inc.	53,900	2,670,745

Industrial Conglomerates (2.8%)
General Electric Co.	72,600	2,649,900
Textron, Inc.	44,700	3,298,860

		5,948,760

Machinery (3.2%)
Cummins, Inc.	14,700	1,231,713
Eaton Corp.	42,700	3,089,772
Volvo AB (ADR)	59,800	2,371,070

		6,692,555

Total Industrials		27,370,709

EQ ADVISORS TRUST

EQ/ENTERPRISE EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Information Technology (2.2%)
Communications Equipment (1.2%)
Nokia OYJ (ADR)	156,900	$2,458,623

IT Services (1.0%)
Electronic Data Systems Corp.	89,800	2,074,380

Total Information Technology		4,533,003

Materials (6.6%)
Chemicals (5.2%)
Air Products & Chemicals, Inc.	44,600	2,585,462
DuPont (E.I.) de Nemours & Co.	33,400	1,638,270
Eastman Chemical Co.	48,800	2,817,224
Monsanto Co.	29,900	1,660,945
PPG Industries, Inc.	17,900	1,220,064
RPM International, Inc.	50,400	990,864

		10,912,829

Metals & Mining (0.9%)
Worthington Industries, Inc.	101,400	1,985,412

Paper & Forest Products (0.5%)
Georgia-Pacific Corp.	26,600	996,968

Total Materials		13,895,209

Telecommunication Services (4.4%)
Diversified Telecommunication Services (4.4%)
Alltel Corp.	42,400	2,491,424
Cable & Wireless plc (ADR)	116,000	793,440
Sprint Corp.	32,600	810,110
Telecom Corp. of New Zealand Ltd. (ADR)	79,700	2,826,162
Verizon Communications, Inc.	57,600	2,333,376

Total Telecommunication Services		9,254,512

Utilities (9.8%)
Electric Utilities (7.1%)
Alliant Energy Corp.	95,000	2,717,000
Edison International, Inc.	99,100	3,174,173
TECO Energy, Inc.	162,300	2,489,682
TXU Corp.	41,386	2,671,880
Westar Energy, Inc.	41,100	939,957
Xcel Energy, Inc.	155,600	2,831,920

		14,824,612

Multi-Utilities & Unregulated Power (2.7%)
Duke Energy Corp.	123,500	3,128,255
Energen Corp.	44,100	2,599,695

		5,727,950

Total Utilities		20,552,562

Total Common Stocks (95.1%) (Cost $188,618,752)		199,245,928

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (5.5%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $11,425,220)	$11,425,220	11,425,220

Total Investments (100.6%) (Cost/Amortized Cost $200,043,972)		210,671,148
Other Assets Less Liabilities (-0.6%)		(1,226,312)

Net Assets (100%)		$209,444,836

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$178,604,171
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	34,834,411

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,182,237
Aggregate gross unrealized depreciation	(705,939)

Net unrealized appreciation	$10,476,298

Federal income tax cost of investments	$200,194,850

The Portfolio has a net capital loss carryforward of $3,261,298 of which $702,240 expires in the year 2010, and $2,559,058 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $4,910,416 during 2004.

Certain capital loss carryforwards may in the future be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law to the product of the Portfolio’s value immediately before the in-kind transfer multiplied by the “long-term tax-exempt rate” (i.e., the highest of the adjusted federal long-term rates in effect for any month in the three-month period ending with the month in which the in-kind transfer occured).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Bermuda (1.3%)
Ingersoll-Rand Co., Class A	850	$68,255

Canada (1.2%)
National Bank of Canada	1,440	59,564

Cayman Islands (2.1%)
XL Capital Ltd., Class A	1,340	104,051

Finland (2.6%)
Sampo OYJ, A shares	9,400	129,814

France (6.6%)
BNP Paribas S.A.	1,720	124,611
Schneider Electric S.A.	1,330	92,559
Societe Television Francaise 1	1,460	47,529
Vivendi Universal S.A.*	2,200	70,243

		334,942

Germany (2.0%)
Deutsche Telekom AG (Registered)*	4,590	103,816

Hong Kong (0.9%)
China Mobile (Hong Kong) Ltd.	13,500	45,766

Ireland (1.5%)
Kerry Group plc, Class A	3,250	78,412

Japan (3.0%)
Asahi Glass Co., Ltd.	7,000	77,193
Canon, Inc. (ADR)	1,410	76,507

		153,700

Netherlands (1.5%)
Royal Dutch Petroleum Co. (N.Y. Shares)	1,350	77,463

South Korea (5.4%)
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	3,540	52,662
Kookmin Bank (ADR)*	2,000	78,160
Samsung Electronics Co., Ltd. (Non-Voting)	490	141,292

		272,114

Sweden (5.8%)
Assa Abloy AB, Class B	11,400	194,706
Sandvik AB	2,440	98,402

		293,108

Switzerland (1.3%)
Novartis AG (Registered)	1,010	50,895
STMicroelectronics N.V.	770	15,019

		65,914

United Kingdom (8.2%)
BG Group plc	8,590	58,381
BP plc	23,590	230,076
Reckitt Benckiser plc	4,200	126,921

		415,378

United States (55.6%)
3M Co.	440	36,111
Aflac, Inc.	3,900	155,376
Anadarko Petroleum Corp.	450	29,165
Apache Corp.	670	33,882
Avocent Corp.*	1,000	40,520
CarMax, Inc.*	2,320	72,036
Citigroup, Inc.	4,010	193,202
Devon Energy Corp.	830	32,304
Doral Financial Corp.	2,200	108,350
Eli Lilly & Co.	2,720	154,360
Fannie Mae	1,800	128,178
Illinois Tool Works, Inc.	480	44,486
International Business Machines Corp.	1,430	140,969
Lexmark International, Inc., Class A*	1,020	86,700
Medtronic, Inc.	2,020	100,333
Mellon Financial Corp.	2,750	85,553
Merrill Lynch & Co., Inc.	1,940	115,954
Microsoft Corp.	3,440	91,882
Noble Energy, Inc.	520	32,063
PepsiCo, Inc.	2,950	153,990
Pfizer, Inc.	6,550	176,129
Praxair, Inc.	2,580	113,907
Regal Entertainment Group, Class A	2,460	51,045
Tiffany & Co.	3,450	110,296
Wal-Mart Stores, Inc.	2,890	152,650
Walgreen Co.	2,510	96,309
Walt Disney Co.	2,970	82,566
Washington Post Co., Class B	78	76,676
WellPoint, Inc.*	1,080	124,200

		2,819,192

Total Common Stocks (99.0%) (Cost $4,354,527)		5,021,489

	Principal Amount
SHORT-TERM DEBT SECURITIES
Time Deposit (1.6%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $79,658)	$79,658	79,658

Total Investments (100.6%) (Cost/Amortized Cost $4,434,185)		5,101,147
Other Assets Less Liabilities (-0.6%)		(29,588)

Net Assets (100%)		$5,071,559

Market Sector Diversification
As a Percentage of Total Equity Investments

Consumer Discretionary		10.2%
Consumer Staples		12.1
Energy		9.8
Financials
Capital Markets	4.0
Commercial Banks	5.2
Diversified Financial Services	3.8
Insurance	7.8
Thrifts & Mortgage Finance	4.7

Total Financials		25.5
Health Care		12.1
Industrials		13.2
Information Technology		11.8
Materials		2.3
Telecommunication Services		3.0

		100.0%

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,472,746
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,983,951

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$725,543
Aggregate gross unrealized depreciation	(63,492)

Net unrealized appreciation	$662,051

Federal income tax cost of investments	$4,439,096

For the year ended December 31, 2004, the Portfolio incurred approximately $16 as brokerage commissions with Bernsein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $75,963 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.8%)
Hotels, Restaurants & Leisure (4.6%)
Marriott International, Inc., Class A	47,989	$3,022,347
McDonald’s Corp.	292,400	9,374,344

		12,396,691

Media (3.7%)
Omnicom Group, Inc.	78,900	6,652,848
Walt Disney Co.	121,160	3,368,248

		10,021,096

Multiline Retail (3.1%)
Kohl’s Corp.*	174,400	8,575,248

Specialty Retail (2.4%)
Bed Bath & Beyond, Inc.*	166,100	6,615,763

Total Consumer Discretionary		37,608,798

Consumer Staples (15.9%)
Beverages (3.2%)
PepsiCo, Inc.	166,145	8,672,769

Food & Staples Retailing (1.1%)
Wal-Mart Stores, Inc.	59,000	3,116,380

Household Products (7.1%)
Colgate-Palmolive Co.	128,273	6,562,447
Procter & Gamble Co.	230,268	12,683,161

		19,245,608

Personal Products (4.5%)
Gillette Co.	275,030	12,315,844

Total Consumer Staples		43,350,601

Energy (8.4%)
Energy Equipment & Services (4.4%)
Schlumberger Ltd.	179,674	12,029,174

Oil & Gas (4.0%)
ConocoPhillips	125,900	10,931,897

Total Energy		22,961,071

Financials (8.1%)
Consumer Finance (2.2%)
American Express Co.	106,300	5,992,131

Diversified Financial Services (2.1%)
Citigroup, Inc.	119,600	5,762,328

Insurance (3.8%)
American International Group, Inc.	157,600	10,349,592

Total Financials		22,104,051

Health Care (24.4%)
Biotechnology (6.9%)
Amgen, Inc.*	133,700	8,576,855
Genentech, Inc.*	187,800	10,223,832

		18,800,687

Health Care Equipment & Supplies (6.6%)
Boston Scientific Corp.*	261,300	9,289,215
Medtronic, Inc.	176,760	8,779,669

		18,068,884

Health Care Providers & Services (1.2%)
Caremark Rx, Inc.*	79,100	3,118,913

Pharmaceuticals (9.7%)
Eli Lilly & Co.	172,300	9,778,025
Johnson & Johnson	194,300	12,322,506
Pfizer, Inc.	164,000	4,409,960

		26,510,491

Total Health Care		66,498,975

Industrials (14.9%)
Air Freight & Logistics (3.7%)
United Parcel Service, Inc./Georgia, Class B	116,300	9,938,998

Industrial Conglomerates (6.4%)
3M Co.	85,700	7,033,399
General Electric Co.	282,900	10,325,850

		17,359,249

Machinery (4.8%)
Caterpillar, Inc.	78,031	7,608,803
Illinois Tool Works, Inc.	59,800	5,542,264

		13,151,067

Total Industrials		40,449,314

Information Technology (12.5%)
Communications Equipment (3.7%)
Juniper Networks, Inc.*	94,000	2,555,860
QUALCOMM, Inc.	175,000	7,420,000

		9,975,860

IT Services (2.1%)
Paychex, Inc.	166,100	5,660,688

Semiconductors & Semiconductor Equipment (2.4%)
Maxim Integrated Products, Inc.	155,400	6,587,406

Software (4.3%)
Electronic Arts, Inc.*	44,512	2,745,500
Oracle Corp.*	666,000	9,137,520

		11,883,020

Total Information Technology		34,106,974

Total Common Stocks (98.0%) (Cost $235,845,698)		267,079,784

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (7.1%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $19,408,712)	$19,408,712	19,408,712

Total Investments (105.1%) (Cost/Amortized Cost $255,254,410)		286,488,496
Other Assets Less Liabilities (-5.1%)		(13,796,959)

Net Assets (100%)		$272,691,537

*	Non-income producing.

EQ ADVISORS TRUST

EQ/ENTERPRISE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$147,402,538
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	151,689,979

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$36,791,736
Aggregate gross unrealized depreciation	(6,251,508)

Net unrealized appreciation	$30,540,228

Federal income tax cost of investments	$255,948,268

For the year ended December 31, 2004, the Portfolio incurred approximately $5,860 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $94,772,410 of which $16,318,988 expires in the year 2008, $27,430,730 expires in the year 2009, $40,775,337 expires in the year 2010, and $10,247,355 expires in the year 2011.

Included in the capital loss carryforward is $1,718,952 acquired in connection with the merger that occurred in 2003. Utilization of the losses may be limited in accordance with Federal Tax regulations.

The Portfolio utilized net capital loss carryforward of $12,809,998 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.2%)
Auto Components (1.3%)
Johnson Controls, Inc.	27,400	$1,738,256

Internet & Catalog Retail (0.9%)
IAC/InterActiveCorp.*	44,300	1,223,566

Media (8.9%)
Dex Media, Inc.	27,800	693,888
Omnicom Group, Inc.	33,000	2,782,560
Time Warner, Inc.*	130,500	2,536,920
Tribune Co.	31,300	1,318,982
Univision Communications, Inc., Class A*	36,600	1,071,282
Viacom, Inc., Class B	92,300	3,358,797

		11,762,429

Multiline Retail (0.9%)
Kohl’s Corp.*	25,000	1,229,250

Specialty Retail (1.2%)
Advance Auto Parts, Inc.*	14,000	611,520
TJX Cos., Inc.	37,300	937,349

		1,548,869

Total Consumer Discretionary		17,502,370

Consumer Staples (6.3%)
Food & Staples Retailing (4.9%)
Albertson’s, Inc.	73,300	1,750,404
Costco Wholesale Corp.	62,000	3,001,420
Kroger Co.*	102,000	1,789,080

		6,540,904

Household Products (1.4%)
Kimberly-Clark Corp.	28,000	1,842,680

Total Consumer Staples		8,383,584

Energy (4.2%)
Oil & Gas (4.2%)
Exxon Mobil Corp.	70,200	3,598,452
Kerr-McGee Corp.	9,400	543,226
Marathon Oil Corp.	36,500	1,372,765

Total Energy		5,514,443

Financials (22.8%)
Capital Markets (5.1%)
Mellon Financial Corp.	88,900	2,765,679
Morgan Stanley	72,000	3,997,440

		6,763,119

Commercial Banks (4.4%)
PNC Financial Services Group, Inc.	26,400	1,516,416
Wells Fargo & Co.	70,000	4,350,500

		5,866,916

Diversified Financial Services (6.4%)
Citigroup, Inc.	115,600	5,569,608
JPMorgan Chase & Co.	75,900	2,960,859

		8,530,467

Insurance (4.2%)
Aflac, Inc.	26,800	1,067,712
Allstate Corp.	27,200	1,406,784
Hartford Financial Services Group, Inc.	19,200	1,330,752
Willis Group Holdings Ltd.	41,600	1,712,672

		5,517,920

Thrifts & Mortgage Finance (2.7%)
Freddie Mac	47,800	3,522,860

Total Financials		30,201,282

Health Care (20.2%)
Biotechnology (2.3%)
Cephalon, Inc.*	22,300	1,134,624
Genzyme Corp.*	34,600	2,009,222

		3,143,846

Health Care Equipment & Supplies (0.7%)
Medtronic, Inc.	18,200	903,994

Health Care Providers & Services (4.7%)
Medco Health Solutions, Inc.*	6,100	253,760
Quest Diagnostics, Inc.	8,700	831,285
UnitedHealth Group, Inc.	40,400	3,556,412
WellPoint, Inc.*	14,200	1,633,000

		6,274,457

Pharmaceuticals (12.5%)
Allergan, Inc.	44,900	3,640,043
Bristol-Myers Squibb Co.	44,600	1,142,652
Johnson & Johnson	79,300	5,029,206
Mylan Laboratories, Inc.	105,200	1,859,936
Pfizer, Inc.	58,100	1,562,309
Wyeth	77,800	3,313,502

		16,547,648

Total Health Care		26,869,945

Industrials (10.8%)
Aerospace & Defense (2.1%)
Lockheed Martin Corp.	23,900	1,327,645
Northrop Grumman Corp.	26,800	1,456,848

		2,784,493

Building Products (2.6%)
Masco Corp.	95,200	3,477,656

Commercial Services & Supplies (0.5%)
Equifax, Inc.	24,500	688,450

Machinery (2.3%)
Illinois Tool Works, Inc.	33,200	3,076,976

Road & Rail (3.3%)
Burlington Northern Santa Fe Corp.	91,400	4,324,134

Total Industrials		14,351,709

Information Technology (6.1%)
Computers & Peripherals (0.6%)
Hewlett-Packard Co.	36,900	773,793

Electronic Equipment & Instruments (1.2%)
Mettler-Toledo International, Inc.*	29,800	1,529,038

Software (4.3%)
BEA Systems, Inc.*	14,900	132,014
Microsoft Corp.	133,900	3,576,469
Oracle Corp.*	147,800	2,027,816

		5,736,299

Total Information Technology		8,039,130

Materials (1.5%)
Construction Materials (1.5%)
Martin Marietta Materials, Inc.	36,100	1,937,126

Total Materials		1,937,126

Telecommunication Services (4.2%)
Diversified Telecommunication Services (0.8%)
SBC Communications, Inc.	41,800	1,077,186

EQ ADVISORS TRUST

EQ/ENTERPRISE GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Wireless Telecommunication Services (3.4%)
Nextel Communications, Inc., Class A*	148,800	$4,464,000

Total Telecommunication Services		5,541,186

Utilities (6.3%)
Electric Utilities (5.4%)
American Electric Power Co., Inc.	35,500	1,219,070
CMS Energy Corp.*	45,500	475,475
Exelon Corp.	68,500	3,018,795
FirstEnergy Corp.	47,700	1,884,627
Pepco Holdings, Inc.	27,700	590,564

		7,188,531

Multi-Utilities & Unregulated Power (0.9%)
Sempra Energy.	33,600	1,232,448

Total Utilities		8,420,979

Total Common Stocks (95.6%) (Cost $105,252,139)		126,761,754

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (4.4%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $5,866,684).	$5,866,684	5,866,684

Total Investments (100.0%) (Cost/Amortized Cost $111,118,823)		132,628,438
Other Assets Less Liabilities (0.0%)		54,055

Net Assets (100%)		$132,682,493

*	Non-income producing.

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$48,820,848
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	60,692,331

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,742,359
Aggregate gross unrealized depreciation	(2,423,402)

Net unrealized appreciation	$21,318,957

Federal income tax cost of investments	$111,309,481

For the year ended December 31, 2004, the Portfolio incurred approximately $529 as brokerage commissions with Bernstein (Sanford C.) & Co. and $6,401 with UBS Securities, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $44,321,445 of which $27,673,110 expires in the year 2010, and $16,648,335 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $10,044,364 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Financials (0.2%)
Diversified Financial Services (0.2%)
Leucadia National Corp.	2,606	$181,065

Total Financials		181,065

Health Care (0.6%)
Health Care Equipment & Supplies (0.6%)
Dade Behring Holdings, Inc.*	9,333	522,648

Total Health Care		522,648

Information Technology (0.0%)
Computers & Peripherals (0.0%)
ATSI Holdings, Inc.*†	4,056	—

Total Information Technology		—

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
Nextlink Communications, Inc. Escrow Shares*†	1,100,000	—
Telewest Global, Inc.*	14,144	248,652
XO Communications, Inc.*	935	2,842

Total Telecommunication Services		251,494

Total Common Stocks (1.1%) (Cost $2,620,856)		955,207

	Principal Amount
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (30.0%)
Auto Components (0.8%)
TRW Automotive, Inc.
9.375%, 2/15/13	$562,000	651,920

Distributors (1.2%)
AmeriGas Partners LP
8.875%, 5/20/11	425,000	463,250
Buhrmann U.S., Inc.
8.250%, 7/1/14	600,000	606,750

		1,070,000

Hotels, Restaurants & Leisure (7.2%)
American Casino & Entertainment Properties LLC
7.850%, 2/1/12	350,000	371,875
Boyd Gaming Corp.
7.750%, 12/15/12	475,000	518,344
6.750%, 4/15/14	75,000	78,563
Caesars Entertainment, Inc.
7.875%, 3/15/10	850,000	957,312
8.125%, 5/15/11	400,000	462,000
Hilton Hotels Corp.
7.625%, 5/15/08	125,000	138,440
Intrawest Corp.
7.500%, 10/15/13§	250,000	265,937
John Q. Hammons Hotels LP
8.875%, 5/15/12	250,000	282,500
Mandalay Resort Group,
Series B 10.250%, 8/1/07	125,000	141,250
MGM Mirage, Inc.
6.750%, 8/1/07	200,000	210,000
6.000%, 10/1/09	300,000	307,500
8.500%, 9/15/10	600,000	682,500
Mohegan Tribal Gaming Authority
6.375%, 7/15/09	200,000	205,500
7.125%, 8/15/14	100,000	105,250

	Principal Amount	Value (Note 1)
Royal Caribbean Cruises Ltd.
8.000%, 5/15/10	$425,000	$480,250
Seneca Gaming Corp.
7.250%, 5/1/12	250,000	263,125
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12	700,000	799,750

		6,270,096

Household Durables (1.4%)
Interface, Inc.
10.375%, 2/1/10	350,000	402,500
K Hovnanian Enterprises, Inc.
6.000%, 1/15/10§	150,000	150,938
Sealy Mattress Co.
8.250%, 6/15/14 .	650,000	689,000

		1,242,438

Internet & Catalog Retail (0.5%)
FTD, Inc.
7.750%, 2/15/14	400,000	412,000

Media (10.9%)
Adelphia Communications Corp.
7.875%, 5/1/09 (h)	50,000	46,500
9.375%, 11/15/09 (h)	400,000	395,000
American Media Operations, Inc.
8.875%, 1/15/11	275,000	292,531
Block Communications, Inc.
9.250%, 4/15/09	250,000	272,500
Cablevision Systems Corp.
8.000%, 4/15/12§	150,000	160,125
CBD Media, Inc.
8.625%, 6/1/11	175,000	185,063
Corus Entertainment, Inc.
8.750%, 3/1/12	750,000	823,125
CSC Holdings, Inc.
8.125%, 7/15/09	100,000	109,375
7.625%, 4/1/11	900,000	969,750
Dex Media East LLC Finance Co.
9.875%, 11/15/09	200,000	227,750
12.125%, 11/15/12	325,000	396,094
Dex Media West LLC/ Dex Media Finance Co.
8.500%, 8/15/10	100,000	111,250
9.875%, 8/15/13	440,000	507,100
Dex Media, Inc.
8.000%, 11/15/13	200,000	216,500
DirecTV Holdings LLC
8.375%, 3/15/13	50,000	56,063
Echostar DBS Corp.
6.375%, 10/1/11	100,000	102,250
6.625%, 10/1/14§	450,000	455,625
Emmis Operating Co.
6.875%, 5/15/12§	250,000	261,562
Grupo Televisa S.A.
8.000%, 9/13/11	500,000	578,750
Houghton Mifflin Co.
8.250%, 2/1/11	450,000	479,250
Imax Corp.
9.625%, 12/1/10	475,000	517,750
Inmarsat Finance plc
7.625%, 6/30/12	100,000	104,000
Mediacom LLC
9.500%, 1/15/13	275,000	276,031
PanAmSat Corp.
9.000%, 8/15/14§	625,000	697,656
Primedia, Inc.
8.875%, 5/15/11	400,000	423,000

EQ ADVISORS TRUST

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
RH Donnelley Finance Corp. I
10.875%, 12/15/12	$300,000	$356,250
Sinclair Broadcast Group, Inc.
8.750%, 12/15/11	350,000	381,062

		9,401,912

Multiline Retail (2.0%)
J.C. Penney Co., Inc.
8.000%, 3/1/10	500,000	571,250
7.650%, 8/15/16	700,000	801,500
Saks, Inc.
8.250%, 11/15/08	350,000	383,250

		1,756,000

Specialty Retail (4.3%)
Asbury Automotive Group, Inc.
9.000%, 6/15/12	150,000	157,500
8.000%, 3/15/14	325,000	321,750
Autonation, Inc.
9.000%, 8/1/08	250,000	285,625
Blockbuster, Inc.
9.000%, 9/1/12§	475,000	469,063
Finlay Fine Jewelry Corp.
8.375%, 6/1/12	550,000	594,000
Jo-Ann Stores, Inc.
7.500%, 3/1/12	700,000	715,750
Michaels Stores, Inc.
9.250%, 7/1/09	625,000	669,731
Petco Animal Supplies, Inc.
10.750%, 11/1/11	122,000	142,740
Sonic Automotive, Inc.
8.625%, 8/15/13	325,000	346,531

		3,702,690

Textiles, Apparel & Luxury Goods (1.7%)
Fruit of the Loom Ltd.
8.875%, 4/15/06†(h)	300,000	—
INVISTA
9.250%, 5/1/12§	275,000	306,625
Perry Ellis International, Inc.
8.875%, 9/15/13	500,000	525,000
Phillips-Van Heusen Corp.
7.250%, 2/15/11	500,000	525,000
8.125%, 5/1/13	125,000	135,625

		1,492,250

Total Consumer Discretionary		25,999,306

Consumer Staples (6.8%)
Food & Staples Retailing (1.8%)
Delhaize America, Inc.
7.375%, 4/15/06	75,000	78,748
8.125%, 4/15/11	100,000	116,572
Ingles Markets, Inc.
8.875%, 12/1/11	625,000	668,750
Jean Coutu Group PJC, Inc.
7.625%, 8/1/12§	425,000	449,438
Stater Brothers Holdings
8.125%, 6/15/12	225,000	237,938

		1,551,446

Food Products (1.8%)
Chiquita Brands International, Inc.
7.500%, 11/1/14§	300,000	303,750
Dole Foods Co.
8.625%, 5/1/09	500,000	543,750
Pilgrim’s Pride Corp.
9.250%, 11/15/13	75,000	84,000
Smithfield Foods, Inc.
7.625%, 2/15/08	400,000	428,000
7.750%, 5/15/13	200,000	222,500

		1,582,000

Household Products (1.8%)
Central Garden & Pet Co.
9.125%, 2/1/13	500,000	552,500
Johnsondiversey Holdings, Inc.
0.000%, 5/15/13 (e)	50,000	43,250
Johnsondiversey, Inc.
9.625%, 5/15/12	350,000	391,125
Rayovac Corp.
8.500%, 10/1/13	550,000	610,500

		1,597,375

Personal Products (1.4%)
Chattem, Inc.
7.000%, 3/1/14	150,000	154,500
Elizabeth Arden, Inc.
7.750%, 1/15/14	450,000	477,000
NBTY, Inc.
8.625%, 9/15/07	550,000	558,250

		1,189,750

Total Consumer Staples		5,920,571

Energy (7.1%)
Energy Equipment & Services (2.3%)
BRL Universal Equipment
8.875%, 2/15/08	450,000	473,063
Grant Prideco, Inc.
9.625%, 12/1/07	450,000	502,875
Hanover Compressor Co.
(Zero Coupon), 3/31/07	100,000	87,000
Hanover Equipment Trust,
Series 01-B 8.750%, 9/1/11	650,000	705,250
Key Energy Services, Inc.
8.375%, 3/1/08	250,000	261,875

		2,030,063

Oil & Gas (4.8%)
Citgo Petroleum Corp.
6.000%, 10/15/11§	325,000	323,375
El Paso Corp.
7.000%, 5/15/11	200,000	202,250
7.875%, 6/15/12	400,000	418,500
Ferrellgas Partners LP
8.750%, 6/15/12	250,000	272,500
Petroleos Mexicanos
9.375%, 12/2/08	125,000	146,812
Stone Energy Corp.
6.750%, 12/15/14§	400,000	399,000
Teekay Shipping Corp.
8.875%, 7/15/11	1,000,000	1,160,000
Williams Cos., Inc.
7.125%, 9/1/11	600,000	655,500
YPF S.A.
9.125%, 2/24/09	500,000	556,250

		4,134,187

Total Energy		6,164,250

Financials (7.5%)
Capital Markets (1.6%)
BCP Caylux Holdings Luxembourg SCA
9.625%, 6/15/14§	625,000	704,687
Refco Finance Holdings LLC
9.000%, 8/1/12§	625,000	684,375

		1,389,062

Commercial Banks (0.9%)
Western Financial Bank
9.625%, 5/15/12	650,000	741,000

EQ ADVISORS TRUST

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Diversified Financial Services (1.7%)
Dollar Financial Group, Inc.
9.750%, 11/15/11	$600,000	$651,000
K&F Acquisition, Inc.
7.750%, 11/15/14§	50,000	51,625
Riddell Bell Holdings, Inc.
8.375%, 10/1/12§	450,000	465,750
Ucar Finance, Inc.
10.250%, 2/15/12	300,000	342,750

		1,511,125

Real Estate (3.3%)
Felcor Lodging LP (REIT)
8.500%, 6/1/11	775,000	877,687
HMH Properties, Series B (REIT)
7.875%, 8/1/08	38,000	39,045
Host Marriott LP (REIT)
9.500%, 1/15/07	800,000	876,000
7.000%, 8/15/12§	125,000	132,188
La Quinta Properties, Inc. (REIT)
7.000%, 8/15/12	150,000	158,625
Meristar Hospitality Corp. (REIT)
9.125%, 1/15/11	250,000	270,000
Thornburg Mortgage, Inc. (REIT)
8.000%, 5/15/13	500,000	531,250

		2,884,795

Total Financials		6,525,982

Health Care (5.1%)
Health Care Equipment & Supplies (1.7%)
Fisher Scientific International, Inc.
8.125%, 5/1/12	350,000	388,500
Leiner Health Products, Inc.
11.000%, 6/1/12	150,000	163,875
Medex, Inc.
8.875%, 5/15/13	425,000	495,125
WH Holdings Ltd./ WH Capital Corp.
9.500%, 4/1/11	400,000	440,000

		1,487,500

Health Care Providers & Services (3.4%)
Alderwoods Group, Inc.
7.750%, 9/15/12§	500,000	540,000
AmerisourceBergen Corp.
8.125%, 9/1/08	150,000	166,875
Beverly Enterprises, Inc.
7.875%, 6/15/14§	100,000	107,250
HEALTHSOUTH Corp.
8.500%, 2/1/08	650,000	674,375
7.625%, 6/1/12	50,000	50,250
IASIS Healthcare Capital Corp.
8.750%, 6/15/14	275,000	299,750
NDCHealth Corp.
10.500%, 12/1/12	275,000	295,625
Service Corp. International
7.700%, 4/15/09	75,000	81,000
6.750%, 4/1/16	225,000	232,875
U.S. Oncology, Inc.
9.000%, 8/15/12§	400,000	447,000

		2,895,000

Total Health Care		4,382,500

Industrials (11.4%)
Aerospace & Defense (1.3%)
Argo-Tech Corp.
9.250%, 6/1/11	400,000	439,000
Bombardier, Inc.
6.750%, 5/1/12§	325,000	298,187
Esterline Technologies Corp.
7.750%, 6/15/13	225,000	245,813
L-3 Communications Corp.
5.875%, 1/15/15§	150,000	149,625

		1,132,625

Building Products (1.4%)
Building Materials Corp. of America
7.750%, 7/15/05	300,000	305,250
Goodman Global Holdings Co., Inc.
7.875%, 12/15/12§	400,000	396,000
Riverside Forest Products
7.875%, 3/1/14	200,000	220,000
THL Buildco, Inc.
8.500%, 9/1/14§	250,000	261,250

		1,182,500

Commercial Services & Supplies (1.9%)
Adesa, Inc.
7.625%, 6/15/12	400,000	422,000
Allied Waste North America,
Series B 7.625%, 1/1/06	250,000	257,500
8.875%, 4/1/08	100,000	107,000
5.750%, 2/15/11§	300,000	282,000
Corrections Corp. of America
7.500%, 5/1/11	325,000	347,344
Integrated Electrical Services, Inc.
Series B 9.375%, 2/1/09	25,000	23,500
Series C 9.375%, 2/1/09	225,000	211,500

		1,650,844

Electrical Equipment (1.2%)
Dresser, Inc.
9.375%, 4/15/11	750,000	821,250
Thomas & Betts Corp.
7.250%, 6/1/13	200,000	219,383

		1,040,633

Industrial Conglomerates (0.3%)
Park-Ohio Industries, Inc.
8.375%, 11/15/14§	280,000	280,000

Machinery (4.7%)
Briggs & Stratton Corp.
8.875%, 3/15/11	425,000	511,063
Case New Holland, Inc.
6.000%, 6/1/09§	300,000	292,500
9.250%, 8/1/11§	575,000	639,687
9.250%, 8/1/11§	475,000	528,437
Douglas Dynamics LLC
7.750%, 1/15/12§	350,000	354,813
Dresser-Rand Group, Inc.
7.375%, 11/1/14§	200,000	204,000
Flowserve Corp.
12.250%, 8/15/10	625,000	690,625
Navistar International Corp.,
Series B 9.375%, 6/1/06	350,000	374,500
Trinity Industries, Inc.
6.500%, 3/15/14	450,000	450,000

		4,045,625

Marine (0.2%)
Horizon Lines LLC
9.000%, 11/1/12§	175,000	188,125

Road & Rail (0.3%)
United Rentals North America, Inc.
6.500%, 2/15/12	225,000	219,375

EQ ADVISORS TRUST

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Transportation Infrastructure (0.1%)
Ultrapetrol Bahamas Ltd.
9.000%, 11/24/14§	$100,000	$99,875

Total Industrials		9,839,602

Information Technology (2.8%)
Communications Equipment (0.5%)
American Towers, Inc.
7.250%, 12/1/11	425,000	450,500

IT Services (0.5%)
Titan Corp.
8.000%, 5/15/11	400,000	426,000

Office Electronics (1.6%)
Xerox Corp.
7.125%, 6/15/10	200,000	216,000
7.625%, 6/15/13	175,000	192,063
7.200%, 4/1/16	875,000	936,250

		1,344,313

Semiconductors & Semiconductor Equipment (0.2%)
Amkor Technologies, Inc.
7.125%, 3/15/11	50,000	47,000
7.750%, 5/15/13	150,000	141,000

		188,000

Total Information Technology		2,408,813

Materials (11.5%)
Chemicals (3.9%)
Equistar Chemicals LP
10.625%, 5/1/11	250,000	290,000
FMC Corp.
10.250%, 11/1/09	450,000	516,375
Hercules, Inc.
6.750%, 10/15/29	650,000	671,125
Huntsman International LLC
9.875%, 3/1/09	250,000	274,375
Innophos, Inc.
8.875%, 8/15/14§	225,000	243,000
Nalco Co.
7.750%, 11/15/11	100,000	108,000
8.875%, 11/15/13	175,000	192,062
Nova Chemicals Corp.
6.500%, 1/15/12	250,000	265,000
PCI Chemicals Canada, Inc.
10.000%, 12/31/08	123,502	130,912
Pioneer Cos., Inc.
6.050%, 12/31/06 (l)	33,235	34,897
Rockwood Specialties Group, Inc.
7.500%, 11/15/14§	470,000	487,625
Westlake Chemical Corp.
8.750%, 7/15/11	163,000	184,190

		3,397,561

Construction Materials (1.5%)
Texas Industries, Inc.
10.250%, 6/15/11	550,000	643,500
U.S. Concrete, Inc.
8.375%, 4/1/14	625,000	673,438

		1,316,938

Containers & Packaging (1.6%)
Owens-Brockway Glass Container, Inc.
8.750%, 11/15/12	150,000	169,125
Owens-Illinois, Inc.
8.100%, 5/15/07	550,000	585,750
7.350%, 5/15/08	475,000	498,750
Stone Container Finance
7.375%, 7/15/14	100,000	106,500

		1,360,125

Metals & Mining (1.9%)
AK Steel Corp.
7.875%, 2/15/09	100,000	101,875
7.750%, 6/15/12	250,000	257,500
Foundation PA Coal Co.
7.250%, 8/1/14§	100,000	106,500
International Steel Group, Inc.
6.500%, 4/15/14	100,000	107,250
Ispat Inland ULC
9.750%, 4/1/14	292,000	360,620
Massey Energy Co.
6.625%, 11/15/10	200,000	209,000
Steel Dynamics, Inc.
9.500%, 3/15/09	450,000	492,750
United States Steel LLC
10.750%, 8/1/08	33,000	38,857

		1,674,352

Paper & Forest Products (2.6%)
Bowater, Inc.
6.500%, 6/15/13	275,000	275,039
Buckeye Technologies, Inc.
8.500%, 10/1/13	300,000	325,500
Georgia-Pacific Corp.
8.125%, 5/15/11	550,000	632,500
9.500%, 12/1/11	350,000	431,375
Neenah Paper, Inc.
7.375%, 11/15/14§	200,000	203,000
Newark Group, Inc.
9.750%, 3/15/14	275,000	292,875
Norske Skog Canada Ltd.
7.375%, 3/1/14	75,000	78,188

		2,238,477

Total Materials		9,987,453

Telecommunication Services (5.1%)
Diversified Telecommunication Services (2.5%)
AT&T Corp.
9.050%, 11/15/11	400,000	460,500
Citizens Communications Co.
6.250%, 1/15/13 .	100,000	100,750
MCI, Inc.
8.735%, 5/1/14	250,000	268,750
Pathnet, Inc.
12.250%, 4/15/08†(h)	250,000	—
Qwest Corp.
9.125%, 3/15/12§	150,000	173,250
Qwest Services Corp.
14.000%, 12/15/10§ .	1,002,000	1,204,905
Williams Communications Group, Inc.
11.700%, 8/1/08†(h)	575,000	—

		2,208,155

Wireless Telecommunication Services (2.6%)
ACC Escrow Corp.
10.000%, 8/1/11	425,000	364,437
Crown Castle International Corp.
9.375%, 8/1/11	100,000	112,000
7.500%, 12/1/13	100,000	107,500
New Skies Satellites N.V.
9.125%, 11/1/12§	150,000	153,000
Nextel Communications, Inc.
5.950%, 3/15/14	150,000	155,250
Rogers Wireless, Inc.
9.625%, 5/1/11	275,000	322,438
7.500%, 3/15/15§	575,000	606,625

EQ ADVISORS TRUST

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
SBA Communications Corp.
8.500%, 12/1/12§	$400,000	$408,000

		2,229,250

Total Telecommunication Services		4,437,405

Utilities (8.1%)
Electric Utilities (4.4%)
CMS Energy Corp.
8.900%, 7/15/08	150,000	165,563
7.500%, 1/15/09	550,000	585,750
7.750%, 8/1/10	50,000	54,688
Edison Mission Energy
9.875%, 4/15/11	375,000	444,375
Inergy LP / Inergy Finance Corp.
6.875%, 12/15/14§	200,000	201,000
Midwest Generation LLC
8.750%, 5/1/34	450,000	510,750
MSW Energy Holdings LLC/ MSW Energy Finance Co., Inc.
8.500%, 9/1/10	450,000	492,750
Nevada Power Co.
6.500%, 4/15/12	300,000	317,250
5.875%, 1/15/15§	100,000	100,750
Sierra Pacific Resources
8.625%, 3/15/14	400,000	452,000
TECO Energy, Inc.
7.500%, 6/15/10	300,000	331,500
Texas Genco Financing Corp. LLC
6.875%, 12/15/14§	175,000	180,906

		3,837,282

Gas Utilities (0.1%)
ANR Pipeline Co.
8.875%, 3/15/10	100,000	112,000

Multi-Utilities & Unregulated Power (3.6%)
AES Corp.
9.500%, 6/1/09	425,000	483,437
8.875%, 2/15/11	200,000	228,500
8.750%, 5/15/13§	200,000	227,250
7.750%, 3/1/14	125,000	135,625
Dynegy Holdings, Inc.
9.875%, 7/15/10§	50,000	55,875
NRG Energy, Inc.
8.000%, 12/15/13§	850,000	926,500
Reliant Energy, Inc.
9.250%, 7/15/10	350,000	390,250
9.500%, 7/15/13	200,000	227,250
Southern Natural Gas Co.
8.875%, 3/15/10	375,000	420,000

		3,094,687

Total Utilities		7,043,969

Total Long-Term Debt Securities (95.4%) (Cost $77,311,719)		82,709,851

CONVERTIBLE BONDS:
Telecommunication Services (0.6%)
Wireless Telecommunication Services (0.6%)
Nextel Communications, Inc.
5.250%, 1/15/10 (Cost $404,931)	550,000	563,063

	Number of Warrants	Value (Note 1)
WARRANTS:
Health Care (0.1%)
Biotechnology (0.1%)
Charles River Laboratories International, Inc., $5.19, expiring 10/1/09*†	250	$77,726

Total Health Care		77,726

Industrials (0.0%)
Transportation Infrastructure (0.0%)
TBS Shipping International Ltd., $0, expiring 2/14/07*†	8,846	—
TBS Shipping International Ltd., $0, expiring 2/15/07*†	2,059	—
TBS Shipping International Ltd., $0, expiring 2/15/07*†	2,428	—

Total Industrials		—

Information Technology (0.0%)
Communications Equipment (0.0%)
Loral Space & Communications, $23.70, expiring 12/27/06*†	5,235	—
Loral Space & Communications, $0.14, expiring 1/31/07*†	600	—

		—

Internet Software & Services (0.0%)
Verado Holdings, Inc., $0.01, expiring 4/15/08*†	300	—

Total Information Technology		—

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Pathnet, Inc., $0.01, expiring 4/15/08*†	250	—
XO Communications, Inc., $6.25, expiring 1/16/10*	1,872	1,180
XO Communications, Inc., $7.50, expiring 1/16/10*	1,403	547
XO Communications, Inc., $10.00, expiring 1/16/10*	1,403	645

		2,372

Wireless Telecommunication Services (0.0%)
e.Spire Communications, Inc., $7.15, expiring 11/1/05*†(b)	300	—
Leap Wireless International, Inc., $96.80, expiring 4/15/10*†(b)	4,500	—

		—

Total Telecommunication Services		2,372

Total Warrants (0.1%) (Cost $5,940)		80,098

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (0.7%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $568,082)	$568,082	568,082

Total Investments (97.9%) (Cost/Amortized Cost $80,911,528)		84,876,301
Other Assets Less Liabilities (2.1%)		1,799,759

Net Assets (100%)		$86,676,060

*	Non-income producing.
†	Securities (totaling $77,726 or 0.09% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $16,628,654 or 19.18% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$55,378,471
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	60,645,480

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,731,937
Aggregate gross unrealized depreciation	(2,803,218)

Net unrealized appreciation	$3,928,719

Federal income tax cost of investments	$80,947,582

The Portfolio has a net capital loss carryforward of $25,536,259 of which $2,154,141 expires in the year 2007, $4,139,621 expires in the year 2008, $6,348,144 expires in the year 2009, $10,736,475 expires in the year 2010, and $2,157,878 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $1,247,363 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (1.6%)
Coca-Cola Amatil Ltd. (ADR)	67,181	$849,840

France (11.2%)
BNP Paribas S.A. (ADR)	33,056	1,197,420
L’Oreal S.A. (ADR)	107,329	1,629,555
LVMH Moet Hennessy Louis Vuitton S.A. (ADR)	24,380	373,470
Sanofi-Aventis (ADR)	37,233	1,491,182
Total S.A. (ADR)	11,487	1,261,732

		5,953,359

Germany (7.0%)
E.On AG (ADR)	14,534	1,322,594
SAP AG (ADR)	29,754	1,315,424
Siemens AG (ADR)	12,752	1,079,712

		3,717,730

Hong Kong (4.5%)
Johnson Electric Holdings Ltd. (ADR)	96,162	942,388
Sun Hung Kai Properties Ltd. (ADR)	147,007	1,470,511

		2,412,899

Ireland (5.4%)
Allied Irish Banks plc (ADR)	25,119	1,036,912
CRH plc	69,477	1,860,401

		2,897,313

Italy (4.5%)
ENI S.p.A. (ADR)	10,777	1,356,178
Luxottica Group S.p.A. (ADR)	23,539	479,960
SanPaolo IMI S.p.A. (ADR)	20,342	583,205

		2,419,343

Japan (22.0%)
Asahi Glass Co., Ltd. (ADR)	9,800	1,080,707
Dai Nippon Printing Co., Ltd. (ADR)	26,000	834,272
Eisai Co., Ltd. (ADR)	25,033	819,831
Komatsu Ltd. (ADR)	39,904	1,116,861
Mitsubishi Tokyo Financial Group, Inc. (ADR)	83,076	849,037
Nidec Corp. (ADR)	17,000	521,900
Seven-Eleven Japan Co., Ltd. (ADR)	34,000	1,071,727
Sony Corp. (ADR)	40,300	1,570,088
Sumitomo Mitsui Financial Group, Inc. (ADR)	212,000	1,541,325
Toto Ltd. (ADR)	8,700	830,350
Toyota Motor Corp. (ADR)	18,325	1,500,268

		11,736,366

Netherlands (4.1%)
ING Groep N.V. (ADR)	72,574	2,195,363

Norway (1.0%)
Yara International ASA (ADR)*	42,341	557,517

Singapore (2.3%)
Singapore Telecommunications Ltd. (ADR)	83,000	1,210,123

Spain (2.5%)
Telefonica S.A. (ADR)	24,056	1,359,164

Switzerland (10.6%)
Credit Suisse Group (ADR)*	30,681	1,294,432
Nestle S.A. (Registered) (ADR)	24,383	1,603,182
Novartis AG (ADR)	25,804	1,304,134
Roche Holding AG (ADR)	8,619	999,804
Swiss Reinsurance (ADR)	6,572	469,898

		5,671,450

Taiwan (3.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	212,033	1,800,160

United Kingdom (16.2%)
Barclays plc (ADR)	13,932	636,414
BG Group plc (ADR)	21,547	742,294
BP plc (ADR)	29,057	1,696,929
GlaxoSmithKline plc (ADR)	26,661	1,263,465
Legal & General Group plc (ADR)	86,340	911,707
Reed Elsevier plc (ADR)	22,178	822,804
Rio Tinto plc (ADR)	11,374	1,355,894
Smith & Nephew plc (ADR)	23,672	1,225,263

		8,654,770

United States (3.5%)
Carnival Corp.	11,700	674,271
Schlumberger Ltd.	17,700	1,185,015

		1,859,286

Total Common Stocks (99.8%) (Cost $46,577,316)		53,294,683

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (0.2%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $130,929)	$130,929	130,929

Total Investments (100.0%) (Cost/Amortized Cost $46,708,245)		53,425,612
Other Assets Less Liabilities (0.0%)		252

Net Assets (100.0%)		$53,425,864

Market Sector Diversification
As a Percentage of Total Equity Investments

Consumer Discretionary	13.7%
Consumer Staples	7.7
Energy	11.7
Financials	22.9
Health Care	13.3
Industrials	7.7
Information Technology	8.6
Materials	7.1
Telecommunications Services	4.8
Utilities	2.5

100.0%

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$81,216,518
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	84,964,776

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,018,546
Aggregate gross unrealized depreciation	(322,820)

Net unrealized appreciation	$6,695,726

Federal income tax cost of investments	$46,729,886

For the year ended December 31, 2004, the Portfolio incurred approximately $18,724 as brokerage commissions with State Street Bank & Trust Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $24,013,639 of which $2,930 expires in the year 2008, $10,087,774 expires in the year 2009, $7,668,810 expires in the year 2010, and $6,254,125 expires in 2011.

The Portfolio utilized net capital loss carryforward of $6,157,386 during 2004.

Included in the capital loss carryforward above are $346,787 of losses acquired from Enterprise Accumulation Trust Worldwide Growth Portfolio and Enterprise Accumulation Trust Emerging Countries Portfolio as a result of a tax-free reorganization that occurred during the year ended 2003. Certain capital loss carryforward may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.5%)
Hotels, Restaurants & Leisure (0.6%)
CBRL Group, Inc.	54,100	$2,264,085
Harrah’s Entertainment, Inc.	24,900	1,665,561

		3,929,646

Household Durables (0.7%)
D.R. Horton, Inc.	76,100	3,067,591
Yankee Candle Co., Inc.*	54,000	1,791,720

		4,859,311

Media (2.6%)
Citadel Broadcasting Corp.*	139,500	2,257,110
Lamar Advertising Co., Class A*	60,700	2,596,746
Time Warner, Inc.*	605,300	11,767,032

		16,620,888

Specialty Retail (4.9%)
Chico’s FAS, Inc.*	27,300	1,242,969
Christopher & Banks Corp.	24,300	448,335
Gap, Inc.	155,300	3,279,936
Lowe’s Cos., Inc.	122,600	7,060,534
Michaels Stores, Inc.	179,900	5,391,603
O’Reilly Automotive, Inc.*	56,200	2,531,810
Pacific Sunwear of California, Inc.*	108,950	2,425,227
Petco Animal Supplies, Inc.*	77,300	3,051,804
Petsmart, Inc.	58,200	2,067,846
Staples, Inc.	108,700	3,664,277

		31,164,341

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.*	46,600	2,777,826
Liz Claiborne, Inc.	40,500	1,709,505

		4,487,331

Total Consumer Discretionary		61,061,517

Consumer Staples (4.6%)
Beverages (1.1%)
Constellation Brands, Inc., Class A*	22,000	1,023,220
PepsiCo, Inc.	110,800	5,783,760

		6,806,980

Food & Staples Retailing (0.7%)
Rite Aid Corp.*	89,000	325,740
Safeway, Inc.*	111,200	2,195,088
Wal-Mart Stores, Inc.	37,400	1,975,468

		4,496,296

Food Products (0.3%)
General Mills, Inc.	17,200	855,012
Hain Celestial Group, Inc.*	70,200	1,451,034

		2,306,046

Household Products (0.6%)
Procter & Gamble Co.	74,400	4,097,952

Personal Products (0.9%)
Gillette Co.	129,500	5,799,010

Tobacco (1.0%)
Altria Group, Inc.	101,500	6,201,650

Total Consumer Staples		29,707,934

Energy (6.2%)
Energy Equipment & Services (1.8%)
ENSCO International, Inc.	56,800	1,802,832
GlobalSantaFe Corp.	109,100	3,612,301
Schlumberger Ltd.	88,900	5,951,855

		11,366,988

Oil & Gas (4.4%)
Chesapeake Energy Corp.	223,100	3,681,150
ConocoPhillips	75,000	6,512,250
Exxon Mobil Corp.	180,800	9,267,808
Noble Energy, Inc.	88,700	5,469,242
Petro-Canada	25,800	1,316,316
XTO Energy, Inc.	52,500	1,857,450

		28,104,216

Total Energy		39,471,204

Financials (12.8%)
Capital Markets (3.0%)
E*Trade Financial Corp.*	257,200	3,845,140
Federated Investors, Inc., Class B	82,300	2,501,920
Franklin Resources, Inc.	46,000	3,203,900
Merrill Lynch & Co., Inc.	129,300	7,728,261
Northern Trust Corp.	36,300	1,763,454

		19,042,675

Commercial Banks (2.8%)
Bank of America Corp.	303,100	14,242,669
Zions Bancorp.	53,600	3,646,408

		17,889,077

Consumer Finance (0.4%)
American Express Co.	51,800	2,919,966

Diversified Financial Services (2.5%)
Citigroup, Inc.	251,800	12,131,724
Principal Financial Group	87,700	3,590,438

		15,722,162

Insurance (2.8%)
Ambac Financial Group, Inc.	25,400	2,086,102
American International Group, Inc.	124,000	8,143,080
Gallagher (Arthur J.) & Co.	91,600	2,977,000
St. Paul Travelers Cos., Inc.	130,440	4,835,411

		18,041,593

Mutual Funds (0.4%)
MidCap SPDR Trust Series 1	20,900	2,528,900

Thrifts & Mortgage Finance (0.9%)
Fannie Mae	30,700	2,186,147
Golden West Financial Corp.	48,100	2,954,302
Sovereign Bancorp, Inc.	37,400	843,370

		5,983,819

Total Financials		82,128,192

Health Care (9.0%)
Biotechnology (0.6%)
Genzyme Corp.*	61,000	3,542,270

Health Care Equipment & Supplies (2.3%)
Cooper Cos., Inc.	23,300	1,644,747
Diagnostic Products Corp.	42,900	2,361,645
Edwards Lifesciences Corp.*	32,900	1,357,454
Fisher Scientific International, Inc.*	46,700	2,913,146
Medtronic, Inc.	121,300	6,024,971
Waters Corp.*	12,948	605,837

		14,907,800

Health Care Providers & Services (1.3%)
Coventry Health Care, Inc.*	39,400	2,091,352
Health Net, Inc.*	37,000	1,068,190
Odyssey HealthCare, Inc.*	109,000	1,491,120
PacifiCare Health Systems, Inc.*	28,900	1,633,428
Triad Hospitals, Inc.*	51,900	1,931,199

		8,215,289

Pharmaceuticals (4.8%)
Abbott Laboratories	152,300	7,104,795
Biovail Corp.*	103,300	1,707,549
Elan Corp. plc (ADR)*	33,100	901,975
Eli Lilly & Co.	74,200	4,210,850

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
King Pharmaceuticals, Inc.*	69,700	$864,280
Pfizer, Inc.	187,400	5,039,186
Schering-Plough Corp.	255,900	5,343,192
Wyeth	131,500	5,600,585

		30,772,412

Total Health Care		57,437,771

Industrials (11.6%)
Aerospace & Defense (3.5%)
Engineered Support Systems	53,300	3,156,426
European Aeronautic Defence & Space Co.†(b)	46,541	1,353,150
General Dynamics Corp.	36,100	3,776,060
Precision Castparts Corp.	66,000	4,334,880
Rockwell Collins, Inc.	65,900	2,599,096
United Technologies Corp.	70,000	7,234,500

		22,454,112

Air Freight & Logistics (0.5%)
FedEx Corp.	30,074	2,961,988

Commercial Services & Supplies (0.9%)
Career Education Corp.*	35,200	1,408,000
ITT Educational Services, Inc.*	51,000	2,425,050
Waste Connections, Inc.*	52,600	1,801,550

		5,634,600

Industrial Conglomerates (3.1%)
General Electric Co.	321,100	11,720,150
Tyco International Ltd.	223,500	7,987,890

		19,708,040

Machinery (1.8%)
Caterpillar, Inc.	24,800	2,418,248
Ingersoll-Rand Co., Class A	98,900	7,941,670
Oshkosh Truck Corp.	16,400	1,121,432

		11,481,350

Road & Rail (1.5%)
CSX Corp.	186,200	7,462,896
Yellow Roadway Corp.*	41,900	2,334,249

		9,797,145

Trading Companies & Distributors (0.3%)
Fastenal Co.	33,900	2,086,884

Total Industrials		74,124,119

Information Technology (12.8%)
Communications Equipment (1.8%)
Cisco Systems, Inc.*	282,100	5,444,530
Motorola, Inc.	164,000	2,820,800
Polycom, Inc.*	132,700	3,094,564
Utstarcom, Inc.*	14,800	327,820

		11,687,714

Computers & Peripherals (1.3%)
Dell, Inc.*	153,600	6,472,704
SanDisk Corp.*	61,400	1,533,158

		8,005,862

Electronic Equipment & Instruments (0.6%)
Benchmark Electronics, Inc.*	39,800	1,357,180
CDW Corp.	38,700	2,567,745

		3,924,925

Internet Software & Services (1.1%)
Ask Jeeves, Inc.*	11,200	299,600
VeriSign, Inc.*	78,800	2,641,376
Yahoo!, Inc.*	115,600	4,355,808

		7,296,784

IT Services (1.5%)
DST Systems, Inc.*	21,500	1,120,580
First Data Corp.	151,900	6,461,826
Fiserv, Inc.*	43,300	1,740,227

		9,322,633

Semiconductors & Semiconductor Equipment (3.1%)
Analog Devices, Inc.	68,400	2,525,328
Applied Materials, Inc.*	133,300	2,279,430
Cabot Microelectronics Corp.*	35,900	1,437,795
Fairchild Semiconductor International, Inc., Class A*	68,800	1,118,688
Intel Corp.	147,600	3,452,364
International Rectifier Corp.*	27,200	1,212,304
Lam Research Corp.*	49,700	1,436,827
Texas Instruments, Inc.	146,200	3,599,444
Varian Semiconductor Equipment Associates, Inc.*	67,900	2,502,115

		19,564,295

Software (3.4%)
Computer Associates International, Inc.	184,400	5,727,464
Electronic Arts, Inc.*	26,500	1,634,520
Microsoft Corp.	544,600	14,546,266

		21,908,250

Total Information Technology		81,710,463

Materials (4.9%)
Chemicals (2.4%)
Air Products & Chemicals, Inc.	128,800	7,466,536
DuPont (E.I.) de Nemours & Co.	130,700	6,410,835
Mosaic Co.*	74,600	1,217,472

		15,094,843

Containers & Packaging (1.0%)
Pactiv Corp.*	256,300	6,481,827

Metals & Mining (1.0%)
Alcoa, Inc.	151,400	4,756,988
Freeport-McMoRan Copper & Gold, Inc., Class B	38,800	1,483,324

		6,240,312

Paper & Forest Products (0.5%)
International Paper Co.	84,200	3,536,400

Total Materials		31,353,382

Telecommunication Services (1.6%)
Diversified Telecommunication Services (0.7%)
Sprint Corp.	169,100	4,202,135

Wireless Telecommunication Services (0.9%)
Nextel Communications, Inc., Class A*	192,200	5,766,000

Total Telecommunication Services		9,968,135

Utilities (0.5%)
Electric Utilities (0.5%)
PG&E Corp.*	94,500	3,144,960

Total Utilities		3,144,960

Total Common Stocks (73.5%) (Cost $416,614,754)		470,107,677

	Principal Amount
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (2.4%)
Asset-Backed Securities (0.8%)
American Express Credit Account Master Trust,
Series 00-1 A 7.200%, 9/17/07	$750,000	754,149

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Capital Auto Receivables Asset Trust,
Series 02-1 A4 4.160%, 7/16/07	$676,380	$678,863
Capital One Auto Finance Trust,
Series 02-B A4A 3.320%, 4/15/09	1,500,000	1,501,328
Massachusetts RRB Special Purpose Trust,
Series 99-1 A3 6.620%, 3/15/07	402,163	405,616
Nissan Auto Receivables Owner Trust,
Series 02-B A4 4.600%, 9/17/07	1,050,115	1,057,126
Onyx Acceptance Auto Trust,
Series 01-D A4 4.320%, 10/15/08	696,613	699,440

		5,096,522

Non-Agency CMO (1.6%)
Asset Securitization Corp.,
Series 97-D4 A1D 7.490%, 4/14/29	801,841	859,290
Bear Stearns Commercial Mortgage Securities,
Series 01-TOP2 A2 6.480%, 2/15/35	650,000	720,971
Chase Commercial Mortgage Securities Corp.,
Series 98-2 A2 6.390%, 11/18/30	820,000	886,228
Greenwich Capital Commercial Funding Corp.,
Series 03-C2 A4 4.915%, 1/5/36	800,000	811,137
Series 04-GG1 A7 5.317%, 6/10/36 (l)	900,000	935,271
LB-UBS Commercial Mortgage Trust
Series 01-C7 A5 6.133%, 12/15/30	500,000	547,031
Series 02-C1 A4 6.462%, 3/15/31	1,020,000	1,140,792
Morgan Stanley Capital I,
Series 98-WF1 A2 6.550%, 3/15/30	1,009,393	1,076,709
Morgan Stanley Dean Witter Capital I,
Series 01-TOP1 A4 6.660%, 2/15/33	425,000	472,079
Series 01-TOP3 A4 6.390%, 7/15/33	845,000	934,989
Series 02-HQ A3 6.510%, 4/15/34	245,000	272,662
Series 02-TOP7 A2 5.980%, 1/15/39	1,150,000	1,250,561
Nomura Asset Securities Corp.,
Series 98-D6 A1B 6.590%, 3/15/30	150,000	162,249

		10,069,969

Total Asset-Backed and Mortgage-Backed Securities.		15,166,491

Consumer Discretionary (1.0%)
Automobiles (0.3%)
DaimlerChrysler NA Holdings Corp.
7.200%, 9/1/09	475,000	528,683
Ford Motor Credit Co.	1,200,000	1,286,911
7.250%, 10/25/11

		1,815,594

Hotels, Restaurants & Leisure (0.0%)
Yum! Brands, Inc.
7.650%, 5/15/08	210,000	234,228

Household Durables (0.1%)
Centex Corp.
5.800%, 9/15/09	350,000	368,874
Pulte Homes, Inc.
6.250%, 2/15/13	425,000	452,131

		821,005

Internet & Catalog Retail (0.1%)
IAC/InterActiveCorp.
7.000%, 1/15/13	400,000	441,227

Media (0.4%)
COX Communications, Inc.
7.125%, 10/1/12	320,000	358,676
Grupo Televisa S.A.
8.500%, 3/11/32	120,000	138,900
News America Holdings, Inc.
7.750%, 1/20/24	450,000	533,647
TCI Communications, Inc.
8.750%, 8/1/15	300,000	382,637
7.125%, 2/15/28	250,000	282,517
Time Warner, Inc.
7.700%, 5/1/32	525,000	642,137

		2,338,514

Specialty Retail (0.1%)
Lowe’s Cos., Inc.
6.500%, 3/15/29	250,000	283,195
Staples, Inc.
7.375%, 10/1/12	340,000	395,622

		678,817

Total Consumer Discretionary		6,329,385

Consumer Staples (0.5%)
Beverages (0.1%)
Cia Brasileira de Bebidas
8.750%, 9/15/13	200,000	233,000
PepsiAmericas, Inc.
6.500%, 2/1/06	425,000	438,821

		671,821

Food & Staples Retailing (0.1%)
Wal-Mart Stores, Inc.
8.000%, 9/15/06	275,000	295,604

Food Products (0.2%)
Archer-Daniels-Midland Co.
8.875%, 4/15/11	200,000	248,712
ConAgra Foods, Inc.
7.875%, 9/15/10	575,000	675,479
General Mills, Inc.
6.000%, 2/15/12	200,000	217,028
Kraft Foods, Inc.
4.625%, 11/1/06	220,000	224,536
Unilever Capital Corp.
5.900%, 11/15/32	130,000	137,474

		1,503,229

Tobacco (0.1%)
Altria Group, Inc.
7.000%, 11/4/13	270,000	292,558
7.750%, 1/15/27	150,000	168,356

		460,914

Total Consumer Staples		2,931,568

Energy (0.7%)
Energy Equipment & Services (0.0%)
Halliburton Co.
5.500%, 10/15/10	75,000	78,996
Transocean, Inc.
6.625%, 4/15/11	190,000	212,424

		291,420

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Oil & Gas (0.7%)
Burlington Resources Finance Co.
7.400%, 12/1/31	$125,000	$152,658
Canadian Natural Resources Ltd.
6.450%, 6/30/33	125,000	135,082
ChevronTexaco Capital Co.
3.500%, 9/17/07	450,000	451,998
Kinder Morgan Energy Partners LP
6.750%, 3/15/11	400,000	446,572
Kinder Morgan, Inc.
6.500%, 9/1/12	275,000	302,273
Motiva Enterprises LLC
5.200%, 9/15/12§	700,000	720,885
Murphy Oil Corp.
6.375%, 5/1/12	350,000	383,817
Northern Border Partners LP
8.875%, 6/15/10	220,000	264,942
Pemex Project Funding Master Trust
9.125%, 10/13/10	550,000	659,450
Petroleos Mexicanos
9.500%, 9/15/27§	275,000	345,125
Valero Energy Corp.
7.500%, 4/15/32	400,000	482,472

		4,345,274

Total Energy		4,636,694

Financials (2.8%)
Capital Markets (0.5%)
Goldman Sachs Group, Inc.
6.875%, 1/15/11	575,000	648,702
Merrill Lynch & Co., Inc.
6.000%, 2/17/09	700,000	751,293
Morgan Stanley
6.750%, 4/15/11	800,000	897,311
Newcourt Credit Group, Inc.
6.875%, 2/16/05	750,000	753,771

		3,051,077

Commercial Banks (0.4%)
Bank of America Corp.
10.200%, 7/15/15	250,000	341,816
Bayerische Landesbank NY
4.915%, 1/25/34	200,000	212,568
First Massachusetts Bank NA
7.625%, 6/15/11	300,000	350,541
First Union National Bank
7.875%, 2/15/10	95,000	110,752
6.180%, 2/15/36	400,000	443,880
Mizuho Financial Group Cayman Ltd.
5.790%, 4/15/14§	200,000	210,080
National Australia Bank Ltd.
8.600%, 5/19/10	175,000	207,848
Royal Bank of Scotland Group plc
6.375%, 2/1/11	200,000	220,091
UFJ Bank Ltd./NY
7.400%, 6/15/11	150,000	171,980

		2,269,556

Consumer Finance (0.3%)
General Motors Acceptance Corp.
6.875%, 8/28/12	1,075,000	1,097,553
HSBC Finance Corp.
6.375%, 10/15/11	750,000	828,297

		1,925,850

Diversified Financial Services (0.4%)
Canadian Oil Sands Ltd.
7.900%, 9/1/21§	300,000	360,398
Citigroup, Inc.
5.000%, 9/15/14	708,000	711,415
General Electric Capital Corp.
6.125%, 2/22/11	1,100,000	1,204,929
John Hancock Global Funding II
7.900%, 7/2/10§	350,000	409,807
UFJ Finance Aruba AEC
6.750%, 7/15/13	200,000	222,874

		2,909,423

Insurance (1.0%)
Ace Capital Trust II
9.700%, 4/1/30	575,000	764,049
Allstate Financial Global Funding
6.500%, 6/14/11§	275,000	304,750
American General Corp.
7.500%, 8/11/10	900,000	1,035,157
AmerUs Group Co.
6.950%, 6/15/05	350,000	354,864
Berkley (WR) Corp.
5.875%, 2/15/13	195,000	200,181
Dai-Ichi Mutual Life Insurance Co.
5.730%, 3/17/14§	300,000	306,706
Everest Reinsurance Holdings, Inc.
8.500%, 3/15/05	370,000	373,473
Fidelity National Financial, Inc.
7.300%, 8/15/11	225,000	246,878
Hartford Financial Services Group, Inc.
7.900%, 6/15/10	200,000	231,260
Liberty Mutual Insurance
7.697%, 10/15/97§	385,000	403,088
Marsh & McLennan Cos., Inc.
5.875%, 8/1/33	250,000	231,639
Mercury General Corp.
7.250%, 8/15/11	425,000	477,286
Prudential Insurance Co. of America
6.375%, 7/23/06§	300,000	315,509
7.650%, 7/1/07§	200,000	217,496
RenaissanceReinsurance Holdings Ltd.
5.875%, 2/15/13	460,000	481,328
Safeco Corp.
4.875%, 2/1/10	175,000	179,183
XL Capital (Europe) plc
6.500%, 1/15/12	350,000	383,087

		6,505,934

Real Estate (0.2%)
AMB Property LP
7.500%, 6/30/18	350,000	402,291
Duke Realty Corp. (REIT)
5.250%, 1/15/10.	300,000	309,774
Healthcare Realty Trust, Inc. (REIT)
8.125%, 5/1/11	175,000	203,862
Liberty Property LP
8.500%, 8/1/10	220,000	262,362

		1,178,289

Total Financials		17,840,129

Government Securities (13.8%)
Foreign Governments (0.1%)
Export-Import Bank of Korea
4.125%, 2/10/09§	100,000	99,728
Republic of South Africa
6.500%, 6/2/14	110,000	120,450
Republic of Trinidad & Tobago
9.750%, 7/1/20(m)	250,000	339,583

		559,761

U.S. Government Agencies (10.8%)
Federal Home Loan Bank
4.125%, 1/14/05	7,000,000	7,004,838
5.750%, 5/15/12	205,000	224,383

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Federal Home Loan Mortgage Corp.
7.000%, 7/15/05	$1,560,000	$1,594,897
5.500%, 9/15/11	2,000,000	2,148,736
6.500%, 6/1/16	32,041	33,932
6.500%, 7/1/16	1,310,453	1,387,779
6.500%, 8/1/16	54,807	58,041
6.500%, 9/1/16	248,243	262,891
6.500%, 11/1/16	137,324	145,427
6.500%, 1/1/17	1,048,489	1,110,357
6.500%, 3/1/17	23,139	24,504
5.500%, 2/1/19	1,115,260	1,152,914
5.500%, 3/1/19	1,098,969	1,136,073
5.500%, 5/1/19	278,208	287,536
5.500%, 6/1/19	1,040,616	1,075,507
5.500%, 7/1/19	2,076,302	2,145,919
7.000%, 5/1/29	39,943	42,314
6.000%, 7/1/34	1,350,276	1,395,567
Federal National Mortgage Association
7.000%, 2/1/07	11,524	12,219
6.790%, 11/1/07	1,344,580	1,422,658
6.525%, 6/1/09	644,432	698,755
7.000%, 7/1/09	7,203	7,637
6.625%, 9/15/09	900,000	1,004,917
7.270%, 2/1/10	383,658	429,689
7.125%, 6/15/10	1,500,000	1,724,133
6.970%, 10/1/10	1,155,722	1,292,875
6.300%, 3/1/11	764,549	836,664
6.030%, 5/1/11	1,347,016	1,474,633
6.009%, 11/1/11	1,021,374	1,114,825
6.115%, 2/1/12	1,164,852	1,273,290
5.898%, 4/1/12	1,005,588	1,086,336
7.000%, 11/1/12	6,883	7,298
7.000%, 12/1/12	182,938	193,965
4.544%, 6/1/13	685,849	687,599
7.000%, 3/1/15	153,331	162,574
7.000%, 5/1/15	25,117	26,631
7.000%, 6/1/15	137,303	145,579
7.000%, 11/1/15	1,193	1,265
6.000%, 3/1/17	678,618	711,551
7.000%, 4/1/17	250,969	266,097
6.000%, 9/1/17	170,824	179,114
5.000%, 5/1/18	870,689	885,055
5.000%, 6/1/18	118,380	120,333
5.000%, 9/1/18	24,209	24,608
5.000%, 10/1/18	813,895	827,324
5.000%, 12/1/18	694,050	705,502
5.000%, 1/1/19	2,064,285	2,098,346
5.000%, 2/1/19	2,173,854	2,209,723
5.000%, 3/1/19	1,491,974	1,516,591
5.000%, 4/1/19	1,988,924	2,021,741
5.000%, 5/1/19	3,139,307	3,191,105
5.000%, 6/1/19	409,543	416,300
6.000%, 12/1/22	427,934	445,523
6.000%, 1/1/23	703,150	732,051
6.000%, 2/1/23	437,285	455,259
5.000%, 10/1/33	311,695	309,338
5.000%, 11/1/33	1,011,697	1,004,047
5.000%, 10/1/34	1,979,481	1,964,512
Government National Mortgage Association
6.500%, 4/15/28	699,047	736,029
6.500%, 5/15/28	276,763	291,405
6.500%, 8/15/28	146,409	154,154
7.000%, 8/15/28	4,324	4,595
7.000%, 9/15/28	827,543	879,432
6.500%, 10/15/28	321,483	338,490
6.500%, 11/15/28	446,844	470,484
7.000%, 11/15/28	947,065	1,006,448
6.000%, 12/15/28	1,871,828	1,941,342
6.500%, 12/15/28	65,222	68,672
7.000%, 12/15/28	569,168	604,856
7.000%, 3/15/29	55,476	58,954
7.000%, 6/15/29	28,766	30,570
7.000%, 8/15/29	19,267	20,475
7.000%, 1/15/31	133,815	142,206
7.000%, 4/15/31	34,375	36,530
7.000%, 6/15/31	29,075	30,898
7.000%, 8/15/31	383,149	407,173
7.000%, 9/15/31	11,940	12,689
6.500%, 10/15/31	44,388	46,736
6.500%, 11/15/31	245,557	258,548
6.000%, 1/15/32	690,422	716,062
7.000%, 8/15/32	187,567	199,328
7.000%, 9/15/32	30,948	32,889
6.000%, 10/15/32	1,060,935	1,100,335
5.000%, 7/15/33	2,054,402	2,056,929
5.000%, 11/15/33	333,596	334,316
5.000%, 3/15/34	332,098	332,507
5.000%, 4/15/34	444,956	445,503
5.000%, 6/15/34	333,541	333,951
5.000%, 7/15/34	333,718	334,128
6.500%, 10/15/34	404,588	425,992
5.000%, 12/15/34	666,848	667,668

		69,439,571

U.S. Treasuries (2.9%)
U.S. Treasury Bonds
7.500%, 11/15/16	2,200,000	2,811,446
8.875%, 8/15/17	1,000,000	1,417,109
9.125%, 5/15/18	500,000	727,226
8.750%, 8/15/20	675,000	975,692
7.875%, 2/15/21	2,500,000	3,377,735
8.125%, 5/15/21	3,500,000	4,838,886
6.250%, 8/15/23	1,500,000	1,756,113
U.S. Treasury Notes
Inflation Indexed
1.875%, 7/15/13	2,395,402	2,464,083

		18,368,290

Total Government Securities		88,367,622

Health Care (0.1%)
Health Care Providers & Services (0.0%)
Cardinal Health, Inc.
7.000%, 10/15/26	150,000	161,956

Pharmaceuticals (0.1%)
Bristol-Myers Squibb Co.
4.750%, 10/1/06	200,000	204,505
Schering-Plough Corp.
5.550%, 12/1/13	145,000	151,548
Wyeth
6.950%, 3/15/11	200,000	225,192

		581,245

Total Health Care		743,201

Industrials (0.5%)
Aerospace & Defense (0.1%)
McDonnell Douglas Corp.
6.875%, 11/1/06	425,000	449,861

Airlines (0.2%)
American Airlines, Inc.
Series 03-1 3.857%, 7/9/10	73,643	72,572
Series 99-1 7.024%, 10/15/09	450,000	462,966
Continental Airlines, Inc.,
Series 01-1 6.703%, 6/15/21	544,438	529,257

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Delta Air Lines, Inc.,
Series 01-1 7.111%, 9/18/11	$450,000	$442,188

		1,506,983

Building Products (0.0%)
Masco Corp.
5.875%, 7/15/12	225,000	241,132

Machinery (0.1%)
Caterpillar, Inc.
6.550%, 5/1/11	350,000	392,813

Road & Rail (0.1%)
Erac USA Finance Co.
8.000%, 1/15/11§	550,000	647,452

Total Industrials		3,238,241

Materials (0.4%)
Chemicals (0.1%)
Dow Chemical Co.
6.000%, 10/1/12	200,000	218,509
Monsanto Co.
7.375%, 8/15/12	300,000	350,784
Potash Corp. of Saskatchewan, Inc.
7.750%, 5/31/11	175,000	206,143

		775,436

Containers & Packaging (0.0%)
Temple-Inland, Inc.
7.875%, 5/1/12	270,000	319,558

Metals & Mining (0.1%)
Alcoa, Inc.
6.500%, 6/1/11	450,000	504,927

Paper & Forest Products (0.2%)
International Paper Co.
6.750%, 9/1/11	375,000	420,425
Westvaco Corp.
7.950%, 2/15/31	210,000	256,546
Weyerhaeuser Co.
6.750%, 3/15/12	75,000	84,512
7.950%, 3/15/25	75,000	92,259
Willamette Industries, Inc.
7.000%, 2/1/18	175,000	196,602

		1,050,344

Total Materials		2,650,265

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.5%)
BellSouth Corp.
4.750%, 11/15/12	215,000	216,320
British Telecommunications plc
8.875%, 12/15/30	250,000	334,755
CenturyTel, Inc.
7.875%, 8/15/12.	125,000	147,102
Deutsche Telekom International Finance BV
8.500%, 6/15/10. .	250,000	297,843
France Telecom S.A.
8.500%, 3/1/11	550,000	656,097
SBC Communications, Inc.
5.875%, 8/15/12	300,000	323,175
Singapore Telecommunications Ltd.
7.375%, 12/1/31§	270,000	329,510
Verizon Global Funding Corp.
7.375%, 9/1/12	660,000	776,679

		3,081,481

Wireless Telecommunication Services (0.1%)
AT&T Wireless Services, Inc.
8.750%, 3/1/31	275,000	370,786
Vodafone Group plc
7.750%, 2/15/10	275,000	319,126

		689,912

Total Telecommunication Services		3,771,393

Utilities (0.9%)
Electric Utilities (0.6%)
Alabama Power Co.
5.875%, 12/1/22	250,000	264,274
Alliant Energy Resources, Inc.
9.750%, 1/15/13	100,000	130,927
American Electric Power Co., Inc.
6.125%, 5/15/06	375,000	388,644
CenterPoint Energy Resources Corp.
6.500%, 2/1/08	425,000	455,707
Florida Power Corp.
5.900%, 3/1/33	300,000	311,174
Midamerican Energy Holdings Co.
7.520%, 9/15/08	185,000	205,419
NSTAR
8.000%, 2/15/10	425,000	496,544
Old Dominion Electric Cooperative
6.250%, 6/1/11	650,000	715,365
Oncor Electric Delivery Co.
6.375%, 5/1/12	200,000	220,574
Peco Energy Co.
4.750%, 10/1/12	165,000	166,617
Pennsylvania Electric Co.
6.625%, 4/1/19	175,000	187,664
Southern California Edison Co.
5.000%, 1/15/14	170,000	172,751
Wisconsin Energy Corp.
6.500%, 4/1/11	255,000	281,621

		3,997,281

Gas Utilities (0.1%)
Duke Energy Field Services LLC
5.750%, 11/15/06	215,000	222,791
KeySpan Corp.
6.150%, 6/1/06	210,000	218,620

		441,411

Multi-Utilities & Unregulated Power (0.2%)
Consolidated Natural Gas Co.
5.375%, 11/1/06	350,000	361,507
Energen Corp.
7.625%, 12/15/10	200,000	228,536
PSEG Power LLC
7.750%, 4/15/11	450,000	524,699
SCANA Corp.
6.250%, 2/1/12	200,000	219,507

		1,334,249

Total Utilities		5,772,941

Total Long-Term Debt Securities (23.7%) (Cost $147,867,566)		151,447,930

SHORT-TERM DEBT SECURITIES:
Government Securities (1.7%)
Federal Home Loan Mortgage Corp.
2.21%, 1/25/05 (o)	5,000,000	4,992,327
Federal National Mortgage Association
2.26%, 2/14/05 (o)	5,100,000	5,085,663
U.S. Treasury Bills
2.08%, 2/10/05 (o)#	1,160,000	1,157,323

Total Government Securities		11,235,313

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Time Deposit (1.0%)
JPMorgan Chase Nassau,
1.74%, 1/3/05	$6,343,262	$6,343,262

Total Short-Term Debt Securities (2.7%) (Amortized Cost $ 17,578,575)		17,578,575

Total Investments (99.9%) (Cost/Amortized Cost $582,060,895)		639,134,182
Other Assets Less Liabilities (0.1%)		441,993

Net Assets (100%)		$639,576,175

*	Non-income producing.
†	Securities (totaling $1,353,150 or 0.21% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $4,670,534 or 0.73% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

CMO — Collateralized Mortgage Obligation

REIT — Real Estate Investment Trust

SPDR — S&P Depository Receipt

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

Sales	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Appreciation

S&P 500 Index	(211)	March-05	$(12,823,204)	$(12,804,535)	$18,669
U.S. 5 Year Treasury Notes	(72)	March-05	(7,914,873)	(7,886,250)	28,623
U.S. 10 Year Treasury Notes	(31)	March-05	(3,480,109)	(3,470,062)	10,047

					$57,339

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$409,148,389
U.S. Government securities	12,017,846
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	494,262,610
U.S. Government securities	9,938,841

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,708,995
Aggregate gross unrealized depreciation	(10,599,767)

Net unrealized appreciation	$47,109,228

Federal income tax cost of investments	$592,024,954

For the year ended December 31, 2004, the Portfolio incurred approximately $2,467 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $115,387,469 of which $776,440 expires in the year 2009, $113,401,205 expires in the year 2010, and $1,209,824 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $39,845,686 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.5%)
Auto Components (0.7%)
Midas, Inc.*	1,700	$34,000
Modine Manufacturing Co.	500	16,885
Raytech Corp.*	5,000	9,200

		60,085

Hotels, Restaurants & Leisure (4.3%)
Argosy Gaming Co.*	1,500	70,050
Aztar Corp.*	1,500	52,380
Churchill Downs, Inc.	300	13,410
Mandalay Resort Group	3,000	211,290

		347,130

Household Durables (0.2%)
Fedders Corp.	4,000	14,480

Media (11.1%)
Acme Communications, Inc.*	3,500	24,535
Cablevision Systems New York Group, Class A*	4,000	99,600
Fisher Communications, Inc.*	839	41,010
Interep National Radio Sales, Inc., Class A*	2,000	1,500
Liberty Corp.	500	21,980
Liberty Media Corp., Class A*	7,000	76,860
Lin TV Corp., Class A*	3,500	66,850
McClatchy Co., Class A	300	21,543
Media General, Inc., Class A	700	45,367
Metro-Goldwyn-Mayer, Inc.*	6,000	71,280
Paxson Communications Corp.*	8,000	11,040
Primedia, Inc.*	5,000	19,000
Pulitzer, Inc.	2,200	142,670
Reader’s Digest Association, Inc. (Non-Voting)	500	6,955
Recoletos Grupo de Comunicacion S.A.	2,451	23,821
Tribune Co.	1,000	42,140
Vivendi Universal S.A. (ADR)*	500	16,035
Walt Disney Co.	4,000	111,200
Young Broadcasting, Inc., Class A*	5,000	52,800

		896,186

Specialty Retail (0.2%)
CSK Auto Corp.*	1,000	16,740

Total Consumer Discretionary		1,334,621

Consumer Staples (9.2%)
Food & Staples Retailing (1.1%)
NeighborCare, Inc.*	2,500	76,800
Pathmark Stores, Inc.*	1,000	5,810
Topps Co., Inc.	1,000	9,750

		92,360

Food Products (5.9%)
Dreyer’s Grand Ice Cream Holdings, Inc.	5,000	402,150
Flowers Foods, Inc.	500	15,790
H.J. Heinz Co.	500	19,495
JM Smucker Co.	500	23,535
Tootsie Roll Industries, Inc.	515	17,834

		478,804

Personal Products (2.2%)
Del Laboratories, Inc.*	5,000	173,750

Total Consumer Staples		744,914

Energy (8.1%)
Energy Equipment & Services (0.2%)
RPC, Inc.	500	12,560

Oil & Gas (7.9%)
General Maritime Corp.*	1,500	59,925
Kaneb Services LLC	4,500	194,355
Northern Border Partners LP	200	9,636
Patina Oil & Gas Corp.	5,000	187,500
Stelmar Shipping Ltd.	4,000	190,840

		642,256

Total Energy		654,816

Financials (11.1%)
Capital Markets (1.8%)
Deutsche Bank AG (Registered)	500	44,505
Mellon Financial Corp.	500	15,555
SWS Group, Inc.	4,000	87,680

		147,740

Commercial Banks (2.9%)
First National Bankshares of Florida, Inc.	4,000	95,600
First Republic Bank	300	15,900
Gold Banc Corp., Inc.	4,000	58,480
Riggs National Corp.	3,000	63,780

		233,760

Diversified Financial Services (0.3%)
Onyx Acceptance Corp.	1,000	27,960

Insurance (0.3%)
CNA Surety Corp.*	2,000	26,700

Real Estate (3.1%)
Kramont Realty Trust (REIT)	2,500	58,500
LNR Property Corp.	3,000	188,730

		247,230

Thrifts & Mortgage Finance (2.7%)
Flushing Financial Corp.	1,000	20,060
Independence Community Bank Corp.	2,000	85,160
New York Community Bancorp, Inc.	2,000	41,140
NewAlliance Bancshares, Inc.	1,250	19,125
Sovereign Bancorp, Inc.	971	21,896
Waypoint Financial Corp.	1,000	28,350

		215,731

Total Financials		899,121

Health Care (8.3%)
Health Care Equipment & Supplies (6.6%)
Arthrocare Corp.*	200	6,412
Bio-Rad Laboratories, Inc., Class A*	200	11,474
Biosite, Inc.*	500	30,770
BioVeris Corp.*	300	2,193
Cholestech Corp.*	200	1,628
CNS, Inc.	500	6,275
Conmed Corp.*	500	14,210
DJ Orthopedics, Inc.*	200	4,284
Encore Medical Corp.*	500	3,395
Exactech, Inc.*	500	9,145
Guidant Corp.	3,000	216,300
ICU Medical, Inc.*	1,000	27,340
Inamed Corp.*	500	31,625
Kensey Nash Corp.*	500	17,265
Lifecore Biomedical, Inc.*	1,000	11,260
Orthofix International N.V.*	600	23,688
Osteotech, Inc.*	200	1,100
Regeneration Technologies, Inc.*	1,000	10,480
Schick Technologies, Inc.*	500	7,875
Sola International, Inc.*	2,000	55,080
Thermo Electron Corp.*	500	15,095
Thoratec Corp.*	1,500	15,630

EQ ADVISORS TRUST

EQ/ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Young Innovations, Inc.	300	$10,119

		532,643

Health Care Providers & Services (1.5%)
NWH, Inc.	1,500	20,953
Priority Healthcare Corp., Class B*	500	10,885
Select Medical Corp.	5,000	88,000
VitalWorks, Inc.*	1,000	4,450

		124,288

Pharmaceuticals (0.2%)
Bristol-Myers Squibb Co.	500	12,810
Collagenex Pharmaceuticals, Inc.*	500	3,670

		16,480

Total Health Care		673,411

Industrials (12.0%)
Aerospace & Defense (2.5%)
DRS Technologies, Inc.*	1,000	42,710
Fairchild Corp., Class A*	2,000	7,380
Herley Industries, Inc.*	3,000	61,020
Honeywell International, Inc.	500	17,705
Kaman Corp., Class A	1,000	12,650
Sequa Corp., Class A*	1,000	61,150

		202,615

Building Products (0.2%)
Masonite International Corp.	500	17,180

Commercial Services & Supplies (3.5%)
GP Strategies Corp.*	500	3,725
H&R Block, Inc.	300	14,700
Ionics, Inc.*	4,000	173,360
Nashua Corp.*	5,000	56,800
Republic Services, Inc.	1,000	33,540

		282,125

Electrical Equipment (2.7%)
Cooper Industries Ltd., Class A	1,500	101,835
SL Industries, Inc.*	3,000	42,450
Thomas & Betts Corp.*	2,500	76,875

		221,160

Machinery (3.1%)
Baldwin Technology Co.*	5,000	15,000
CIRCOR International, Inc.	1,000	23,160
Flowserve Corp.*	1,000	27,540
ITT Industries, Inc.	1,200	101,340
Thomas Industries, Inc.	2,000	79,840

		246,880

Total Industrials		969,960

Information Technology (11.7%)
Communications Equipment (1.5%)
Belden CDT, Inc.	3,000	69,600
FalconStor Software, Inc.*	5,000	47,850

		117,450

Computers & Peripherals (0.0%)
StorageNetworks, Inc.*†	1,500	—

Internet Software & Services (1.1%)
DoubleClick, Inc.*	500	3,890
MarketWatch, Inc.*	4,500	81,000

		84,890

IT Services (1.2%)
Titan Corp.*	6,000	97,200

Semiconductors & Semiconductor Equipment (2.0%)
DuPont Photomasks, Inc.*	5,000	132,050
Monolithic System Technology, Inc.*	5,000	31,150

		163,200

Software (5.9%)
Ascential Software Corp.*	2,100	34,251
Borland Software Corp.*	3,000	35,040
MDSI Mobile Data Solutions*	2,000	12,140
PeopleSoft, Inc.*	15,000	397,200

		478,631

Total Information Technology		941,371

Materials (2.6%)
Chemicals (1.0%)
Hercules, Inc.*	2,000	29,700
Sensient Technologies Corp.	2,000	47,980

		77,680

Containers & Packaging (1.0%)
Greif, Inc., Class A	1,500	84,000

Metals & Mining (0.6%)
Gold Fields Ltd. (ADR)	4,000	49,920

Total Materials		211,600

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.0%)
AT&T Corp.	1,000	19,060
CenturyTel, Inc.	1,000	35,470
Qwest Communications International, Inc.*	10,000	44,400
Sprint Corp.	2,500	62,125

		161,055

Wireless Telecommunication Services (0.8%)
Price Communications Corp.*	1,050	19,520
Rogers Wireless Communications, Inc.*	1,000	45,600

		65,120

Total Telecommunication Services.		226,175

Utilities (6.0%)
Electric Utilities (2.1%)
Duquesne Light Holdings, Inc.	2,500	47,125
Unisource Energy Corp.	5,000	120,550

		167,675

Gas Utilities (0.4%)
Laclede Group, Inc.	300	9,345
SEMCO Energy, Inc.	1,500	8,010
Southwest Gas Corp.	500	12,700

		30,055

Multi-Utilities & Unregulated Power (3.5%)
Public Service Enterprise Group, Inc.	5,500	284,735

Total Utilities		482,465

Total Common Stocks (88.3%) (Cost $6,796,005)		7,138,454

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Securities (7.4%)
U.S. Treasury Bills, 1.87%, 1/20/05(o)	$598,000	597,379

Time Deposit (4.6%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	371,091	371,091

Total Short-Term Debt Securities (12.0%) (Amortized Cost $968,470)		968,470

Total Investments (100.3%) (Cost/Amortized Cost $7,764,475)		8,106,924
Other Assets Less Liabilities (-0.3%)		(26,928)

Net Assets (100%)		$8,079,996

*	Non-income producing.
†	Securities (totaling $0 or 0.00% of net assets) valued at fair value.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$10,392,650
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	4,976,867

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$425,994
Aggregate gross unrealized depreciation	(83,545)

Net unrealized appreciation	$342,449

Federal income tax cost of investments	$7,764,475

For the year ended December 31, 2004, the Portfolio incurred approximately $7,358 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MULTI-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.8%)
Hotels, Restaurants & Leisure (4.4%)
Marriott International, Inc., Class A	10,600	$667,588
McDonald’s Corp.	67,100	2,151,226

		2,818,814

Media (3.5%)
Omnicom Group, Inc.	17,600	1,484,032
Walt Disney Co.	27,000	750,600

		2,234,632

Multiline Retail (3.3%)
Kohl’s Corp.*	42,600	2,094,642

Specialty Retail (2.6%)
Bed Bath & Beyond, Inc.*	40,700	1,621,081

Total Consumer Discretionary		8,769,169

Consumer Staples (16.1%)
Beverages (3.1%)
PepsiCo, Inc.	38,300	1,999,260

Food & Staples Retailing (1.2%)
Wal-Mart Stores, Inc.	14,000	739,480

Household Products (7.1%)
Colgate-Palmolive Co.	27,800	1,422,248
Procter & Gamble Co.	55,700	3,067,956

		4,490,204

Personal Products (4.7%)
Gillette Co.	66,500	2,977,870

Total Consumer Staples		10,206,814

Energy (8.2%)
Energy Equipment & Services (4.3%)
Schlumberger Ltd	40,700	2,724,865

Oil & Gas (3.9%)
ConocoPhillips	28,600	2,483,338

Total Energy		5,208,203

Financials (8.2%)
Consumer Finance (2.3%)
American Express Co.	25,600	1,443,072

Diversified Financial Services (2.3%)
Citigroup, Inc.	30,100	1,450,218

Insurance (3.6%)
American International Group, Inc.	35,200	2,311,584

Total Financials		5,204,874

Health Care (23.5%)
Biotechnology (6.7%)
Amgen, Inc.*	30,700	1,969,405
Genentech, Inc.*	42,500	2,313,700

		4,283,105

Health Care Equipment & Supplies (6.4%)
Boston Scientific Corp.*	60,000	2,133,000
Medtronic, Inc.	38,500	1,912,295

		4,045,295

Health Care Providers & Services (1.1%)
Caremark Rx, Inc.*	17,700	697,911

Pharmaceuticals (9.3%)
Eli Lilly & Co.	39,000	2,213,250
Johnson & Johnson	42,000	2,663,640
Pfizer, Inc.	38,100	1,024,509

		5,901,399

Total Health Care		14,927,710

Industrials (15.2%)
Air Freight & Logistics (3.8%)
United Parcel Service, Inc./Georgia, Class B	27,800	2,375,788

Industrial Conglomerates (6.2%)
3M Co	19,100	1,567,537
General Electric Co.	64,900	2,368,850

		3,936,387

Machinery (5.2%)
Caterpillar, Inc.	20,400	1,989,204
Illinois Tool Works, Inc.	14,300	1,325,324

		3,314,528

Total Industrials		9,626,703

Information Technology (12.5%)
Communications Equipment (3.7%)
Juniper Networks, Inc.*	25,000	679,750
QUALCOMM, Inc.	39,800	1,687,520

		2,367,270

IT Services (2.1%)
Paychex, Inc.	38,900	1,325,712

Semiconductors & Semiconductor Equipment (2.4%)
Maxim Integrated Products, Inc.	35,800	1,517,562

Software (4.3%)
Electronic Arts, Inc.*	10,000	616,800
Oracle Corp.*	154,200	2,115,624

		2,732,424

Total Information Technology		7,942,968

Total Common Stocks (97.5%) (Cost $60,396,987)		61,886,441

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (2.5%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $1,566,015)	$1,566,015	1,566,015

Total Investments (100.0%) (Cost/Amortized Cost $ 61,963,002)		63,452,456
Other Assets Less Liabilities (0.0%)		15,655

Net Assets (100%)		$63,468,111

*	Non-income producing.

EQ ADVISORS TRUST

EQ/ENTERPRISE MULTI-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$162,686,710
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	172,134,510

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,630,626
Aggregate gross unrealized depreciation	(239,632)

Net unrealized appreciation	$1,390,994

Federal income tax cost of investments	$62,061,462

For the year ended December 31, 2004, the Portfolio incurred approximately $139,448 as brokerage commissions with Fred Alger & Co., Inc. and $944 with Bernstein (Sanford C.), affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $81,370,502 of which $9,914,484 expires in the year 2008, $46,169,866 expires in the year 2009, and $25,286,152 expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $13,079,029 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (38.7%)
Asset-Backed Securities (25.7%)
Ameriquest Mortgage Securities, Inc.,
Series 03-6 M1 3.178%, 5/25/33 (l)	$400,000	$402,876
Amresco Residential Securities Mortgage Loan Trust,
Series 98-2 M1F 6.745%, 6/25/28	122,883	123,921
Asset Backed Funding Certificates,
Series 01-1 M1 6.863%, 5/20/32	375,000	379,731
Atherton Franchisee Loan Funding,
Series 98-A A2 6.720%, 5/15/20§	180,837	183,243
Capital One Multi-Asset Execution Trust,
Series 03-C1 C1 4.953%, 3/15/11 (l)	250,000	265,907
Centex Home Equity,
Series 04-D MV3 3.418%, 12/25/49 (l)	250,000	251,310
Circuit City Credit Card Master Trust,
Series 03-2 CTFS 6.403%, 4/15/11 (l)§	400,000	413,487
Citibank Credit Card Issuance Trust,
Series 02-C3 C3 3.630%, 12/15/09 (l)	250,000	255,734
DVI Receivables Corp.,
Series 03-1 D1 4.340%, 3/12/11†(l)	160,268	—
GE Business Loan Trust,
Series 03-2A C 4.053%, 11/15/31 (l)§	95,492	100,082
Hedged Mutual Fund Fee Trust,
Series 03-1A 1 5.270%, 11/30/10 (l)§	155,608	156,075
Series 03-2 1 5.168%, 3/2/11 (l)§	178,042	178,380
Lehman ABS Manufactured Housing Contract,
Series 02-A A 2.853%, 8/15/16 (l)	140,378	140,170
Morgan Stanley ABS Capital I,
Series 04-HE4 M3 3.918%, 5/25/34 (l)	200,000	200,003
World Financial Network Credit Card Master Trust,
Series 04-B C 3.053%, 7/15/10 (l)	400,000	400,537

		3,451,456

Non-Agency CMO (13.0%)
Bank of America Mortgage Securities,
Series 03-I 1A1 3.310%, 10/25/33 (l)	377,268	379,839
Series 04-A 1A1 3.472%, 2/25/34 (l)	284,272	282,476
Bayview Commercial Asset Trust,
Series 03-1 B 6.878%, 8/25/33 (l)§	189,816	189,974
Permanent Financing plc,
Series 6 2B 2.600%, 6/10/42 (l)	400,000	400,000
Series 6 2C 2.910%, 6/10/42 (l)	500,000	500,000

		1,752,289

Total Asset-Backed and Mortgage-Backed Securities		5,203,745

Consumer Discretionary (12.6%)
Auto Components (2.0%)
BorgWarner, Inc.
7.000%, 11/1/06	250,000	264,534

Automobiles (5.9%)
DaimlerChrysler NA Holdings Corp.
2.960%, 5/24/06 (l)	200,000	200,983
Ford Motor Credit Co.
7.500%, 3/15/05	200,000	201,708
3.379%, 9/28/07 (l)	400,000	397,102

		799,793

Household Durables (3.0%)
Lennar Corp.
2.839%, 8/20/07 (l)§	400,000	400,121

Media (1.7%)
Walt Disney Co.
6.750%, 3/30/06	225,000	234,431

Total Consumer Discretionary		1,698,879

Consumer Staples (1.9%)
Beverages (1.9%)
PepsiCo, Inc.
3.200%, 5/15/07	250,000	248,793

Total Consumer Staples		248,793

Financials (12.1%)
Commercial Banks (4.8%)
RBS Capital Trust IV
3.350%, 9/29/49 (l)	400,000	401,995
Wells Fargo & Co.
3.120%, 8/15/08	250,000	243,286

		645,281

Consumer Finance (3.6%)
General Motors Acceptance Corp.
6.750%, 1/15/06	225,000	230,823
John Deere Capital Corp.
3.625%, 5/25/07	250,000	249,991

		480,814

Diversified Financial Services (3.7%)
CIT Group, Inc.
6.625%, 6/15/05	200,000	203,403
2.740%, 9/20/07 (l)	300,000	300,038

		503,441

Total Financials		1,629,536

Government Securities (13.4%)
U.S. Government Agencies (13.4%)
Federal National Mortgage Association
2.750%, 8/11/06	500,000	496,763
4.598%, 5/1/33 (l)	593,798	596,811
3.718%, 6/1/34 (l)	233,055	232,010
4.274%, 7/1/34 (l)	472,715	474,803

Total Government Securities		1,800,387

Health Care (2.9%)
Pharmaceuticals (2.9%)
Pfizer, Inc.
2.500%, 3/15/07	400,000	391,818

Total Health Care		391,818

Utilities (8.5%)
Electric Utilities (5.5%)
Northern States Power Co.
2.875%, 8/1/06	250,000	247,962

EQ ADVISORS TRUST

EQ/ENTERPRISE SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Pacific Gas & Electric Co.
3.260%, 4/3/06 (l)	$499,000	$499,410

		747,372

Gas Utilities (3.0%)
Sempra Energy
2.809%, 5/21/08 (l)	400,000	398,619

Total Utilities		1,145,991

Total Long-Term Debt Securities (90.1%) (Cost $12,284,385)		12,119,149

SHORT-TERM DEBT SECURITIES:
Government Securities (6.5%)
Federal National Mortgage Association
2.34%, 1/12/05 (o)	375,000	374,707
2.26%, 3/15/05 (o)	500,000	497,692

Total Government Securities		872,399

Time Deposit (1.8%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	240,123	240,123

Total Short-Term Debt Securities (8.3%) (Amortized Cost $1,112,522)		1,112,522

Total Investments (98.4%) (Cost/Amortized Cost $13,396,907)		13,231,671
Other Assets Less Liabilities (1.6%)		210,469

Net Assets (100%)		$13,442,140

†	Securities (totaling $0 or 0.00% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $1,621,362 or 12.06% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

CMO — Collateralized Mortgage Obligation

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$7,694,984
U.S. Government securities	—
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	2,724,559
U.S. Government securities	499,688

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,616
Aggregate gross unrealized depreciation	(222,852)

Net unrealized depreciation	$(165,236)

Federal income tax cost of investments	$13,396,907

The Portfolio utilized net capital loss carryforward of $4,122 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.7%)
Distributors (1.9%)
WESCO International, Inc.*	60,400	$1,790,256

Hotels, Restaurants & Leisure (5.3%)
Ameristar Casinos, Inc.	37,800	1,629,558
Jack in the Box, Inc.*	42,700	1,574,349
Pinnacle Entertainment, Inc.*	90,700	1,794,046

		4,997,953

Household Durables (1.9%)
Blount International, Inc.*	101,200	1,762,904

Specialty Retail (7.6%)
Building Material Holding Corp.	44,900	1,719,221
Electronics Boutique Holdings Corp.*	42,800	1,837,832
Genesco, Inc.*	56,300	1,753,182
Steiner Leisure Ltd.*	61,700	1,843,596

		7,153,831

Total Consumer Discretionary		15,704,944

Consumer Staples (4.2%)
Food Products (2.2%)
Seaboard Corp.	2,100	2,095,800

Personal Products (2.0%)
Nature’s Sunshine Products, Inc.	90,300	1,838,508

Total Consumer Staples		3,934,308

Energy (4.2%)
Energy Equipment & Services (1.8%)
NS Group, Inc.*	63,000	1,751,400

Oil & Gas (2.4%)
Enterra Energy Trust (b)	28,200	533,262
Giant Industries, Inc.*	63,900	1,693,989

		2,227,251

Total Energy		3,978,651

Financials (11.2%)
Commercial Banks (2.1%)
Bancolombia S.A. (ADR)	140,200	1,979,624

Consumer Finance (1.9%)
Metris Cos., Inc.*	143,000	1,823,250

Insurance (5.3%)
American Physicians Capital, Inc.*	45,700	1,646,114
PMA Capital Corp., Class A*	160,900	1,665,315
UICI	49,000	1,661,100

		4,972,529

Real Estate (1.9%)
Bluegreen Corp.*	90,000	1,784,700

Total Financials		10,560,103

Health Care (14.8%)
Health Care Providers & Services (14.8%)
Alliance Imaging, Inc.*	164,000	1,845,000
American Retirement Corp.*	186,400	2,197,656
Centene Corp.*	56,000	1,587,600
Medcath Corp.*	70,700	1,742,048
Molina Healthcare, Inc.*	34,900	1,618,662
Option Care, Inc.	89,600	1,540,224
Psychiatric Solutions, Inc.*	49,600	1,813,376
Sierra Health Services, Inc.*	28,300	1,559,613

Total Health Care		13,904,179

Industrials (22.6%)
Aerospace & Defense (3.5%)
Hexcel Corp.*	110,600	1,603,700
United Industrial Corp.	43,600	1,689,064

		3,292,764

Air Freight & Logistics (4.0%)
Hub Group, Inc., Class A*	37,700	1,968,694
Park-Ohio Holdings Corp.*	68,400	1,771,560

		3,740,254

Airlines (1.9%)
Lan Airlines S.A. (ADR)	54,800	1,764,560

Building Products (2.1%)
USG Corp.*	47,600	1,916,852

Machinery (5.6%)
EnPro Industries, Inc.*	57,500	1,700,275
Greenbrier Cos., Inc.	50,100	1,695,885
Titan International, Inc.	124,100	1,873,910

		5,270,070

Marine (1.9%)
Stolt-Nielsen S.A. (ADR)*	61,600	1,758,064

Road & Rail (2.0%)
U.S. Xpress Enterprises, Inc., Class A*	65,100	1,907,430

Trading Companies & Distributors (1.6%)
Applied Industrial Technologies, Inc.	56,100	1,537,140

Total Industrials		21,187,134

Information Technology (1.0%)
Internet Software & Services (1.0%)
Kintera, Inc.*(b)	99,200	893,792

Total Information Technology		893,792

Materials (17.9%)
Chemicals (3.5%)
NL Industries, Inc.*	76,000	1,679,600
W.R. Grace & Co.*	121,600	1,654,976

		3,334,576

Construction Materials (1.9%)
Texas Industries, Inc.	28,000	1,746,640

Metals & Mining (12.5%)
AK Steel Holding Corp.*	127,800	1,849,266
Carpenter Technology Corp.	28,600	1,671,956
Cleveland-Cliffs, Inc.	17,100	1,776,006
IPSCO, Inc	44,200	2,112,760
Novamerican Steel, Inc.*	45,800	2,571,670
Wheeling-Pittsburgh Corp.*	46,700	1,799,818

		11,781,476

Total Materials		16,862,692

Telecommunication Services (3.6%)
Diversified Telecommunication Services (1.8%)
Alaska Communications Systems Group, Inc.	194,600	1,679,398

Wireless Telecommunication Services (1.8%)
USA Mobility, Inc.*	48,200	1,701,942

Total Telecommunication Services		3,381,340

Total Common Stocks (96.2%) (Cost $87,414,886)		90,407,143

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Time Deposit (3.3%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $3,064,331)	$3,064,331	$3,064,331

Total Investments (99.5%) (Cost/Amortized Cost $90,479,217)		93,471,474
Other Assets Less Liabilities (0.5%)		492,200

Net Assets (100%)		$93,963,674

*	Non-income producing.
(b)	Illiquid security.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$158,693,203
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	157,453,403

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,691,680
Aggregate gross unrealized depreciation	(900,461)

Net unrealized appreciation	$2,791,219

Federal income tax cost of investments	$90,680,255

The Portfolio has a net capital loss carryforward of $200,911 which expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $17,844,130 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (32.9%)
Auto Components (5.4%)
BorgWarner, Inc.	128,000	$6,933,760
Federal-Mogul Corp.*	60,000	21,600
Midas, Inc.*	220,000	4,400,000
Modine Manufacturing Co.	191,500	6,466,955
Raytech Corp.*	59,100	108,744
Standard Motor Products, Inc.	225,000	3,555,000
Strattec Strategy Corp.*	23,000	1,440,260
Tenneco Automotive, Inc.*	110,000	1,896,400
Transpro, Inc.*	105,000	640,500

		25,463,219

Automobiles (0.6%)
Fleetwood Enterprises, Inc.*	112,000	1,507,520
Monaco Coach Corp.	50,000	1,028,500
Thor Industries, Inc.	4,000	148,200

		2,684,220

Hotels, Restaurants & Leisure (5.7%)
Aztar Corp.*	180,000	6,285,600
Churchill Downs, Inc.	67,000	2,994,900
Dover Downs Gaming & Entertainment, Inc.	72,369	948,034
Dover Motorsports, Inc.	120,000	687,600
Gaylord Entertainment Co.*	215,000	8,928,950
Kerzner International Ltd.*	35,000	2,101,750
La Quinta Corp.*	130,000	1,181,700
Magna Entertainment Corp., Class A*	110,000	662,200
Marcus Corp.	2,000	50,280
Six Flags, Inc.*	100,000	537,000
Steak n Shake Co.*	50,000	1,004,000
Triarc Cos., Inc., Class A	40,000	520,000
Triarc Cos., Inc., Class B	70,000	858,200
Wyndham International, Inc., Class A*	35,000	41,650

		26,801,864

Household Durables (1.9%)
Cavalier Homes, Inc.*	101,500	597,835
Cavco Industries, Inc.*	46,000	2,067,700
Champion Enterprises, Inc.*	200,000	2,364,000
Fedders Corp.	670,000	2,425,400
National Presto Industries, Inc.,	10,400	473,200
Skyline Corp.	25,000	1,020,000
Southern Energy Homes, Inc.*	20,000	93,000

		9,041,135

Media (15.6%)
Acme Communications, Inc.*	51,000	357,510
Beasley Broadcasting Group, Inc., Class A*	87,500	1,533,875
Belo Corp., Class A	105,000	2,755,200
Cablevision Systems New York Group, Class A*	185,000	4,606,500
Cumulus Media, Inc., Class A*	8,005	120,715
E.W. Scripps Co., Class A	40,000	1,931,200
Fisher Communications, Inc.*	60,000	2,932,800
Gemstar-TV Guide International, Inc.*	200,000	1,184,000
Gray Television, Inc.	250,000	3,875,000
Interactive Data Corp.*	140,000	3,043,600
Interep National Radio Sales, Inc., Class A*	48,000	36,000
Journal Register Co.*	41,000	792,530
Lakes Entertainment, Inc.*	120,000	1,954,800
Lee Enterprises, Inc .	58,000	2,672,640
Liberty Corp .	142,000	6,242,320
Liberty Media Corp., Class A*	150,000	1,647,000
Lin TV Corp., Class A*	90,000	1,719,000
McClatchy Co., Class A	96,000	6,893,760
MDC Partners, Inc., Class A*	20,000	215,800
Media General, Inc., Class A	134,000	8,684,540
Meredith Corp .	55,000	2,981,000
Nelson (Thomas), Inc.	57,000	1,288,200
Nexstar Broadcasting Group, Inc., Class A*	50,000	461,000
Paxson Communications Corp.*	310,000	427,800
Penton Media, Inc.*	100,000	9,000
Primedia, Inc.*	400,000	1,520,000
Pulitzer, Inc .	92,000	5,966,200
Rogers Communications, Inc., Class B	25,000	653,750
Salem Communications Corp., Class A*	115,000	2,869,250
Sinclair Broadcast Group, Inc., Class A	160,000	1,473,600
UnitedGlobalCom, Inc., Class A*	179,648	1,735,400
Young Broadcasting, Inc., Class A*	100,000	1,056,000

		73,639,990

Multiline Retail (2.0%)
Neiman-Marcus Group, Inc., Class B	140,000	9,352,000

Specialty Retail (1.0%)
Big 5 Sporting Goods Corp.	15,000	437,100
Bowlin Travel Centers, Inc.*	70,000	136,500
Burlington Coat Factory Warehouse Corp.	90,000	2,043,000
Earl Scheib, Inc.*‡	250,000	790,000
Gander Mountain Co.*	6,000	76,980
Pep Boys Manny, Moe & Jack	30,000	512,100
United Auto Group, Inc.	20,000	591,800

		4,587,480

Textiles, Apparel & Luxury Goods (0.7%)
Hartmarx Corp.*	230,000	1,787,100
Levcor International, Inc.*	50,000	102,500
Movado Group, Inc.	20,000	373,000
Wolverine World Wide, Inc.	34,000	1,068,280

		3,330,880

Total Consumer Discretionary		154,900,788

Consumer Staples (7.8%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	34,000	723,180

Food & Staples Retailing (1.0%)
Ingles Markets, Inc.,Class A	145,000	1,796,550
Topps Co., Inc.	196,900	1,919,775
Weis Markets, Inc.	29,000	1,118,530

		4,834,855

Food Products (3.9%)
Corn Products International, Inc.	60,000	3,213,600
Del Monte Foods Co.*	40,000	440,800
Flowers Foods, Inc.	164,000	5,179,120
Griffin Land & Nurseries, Inc.*	112,000	2,884,000
Hain Celestial Group, Inc.*	12,000	248,040
J & J Snack Foods Corp.	2,000	98,060
John B. Sanfilippo & Son, Inc.*	1,000	25,780
Ralcorp Holdings, Inc.	65,000	2,725,450
Tootsie Roll Industries, Inc.	105,000	3,636,150

		18,451,000

Household Products (2.2%)
Church & Dwight Co., Inc.	75,000	2,521,500
Energizer Holdings, Inc.*	40,000	1,987,600
Katy Industries, Inc.*	180,000	932,400
Oil-Dri Corp. of America‡	240,000	4,370,400

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
WD-40 Co.	15,000	$426,150

		10,238,050

Personal Products (0.5%)
Del Laboratories, Inc.*	2,000	69,500
Elizabeth Arden, Inc.*	17,000	403,580
Revlon, Inc., Class A*	180,005	414,011
Weider Nutrition International, Inc.*	350,000	1,522,500

		2,409,591

Total Consumer Staples		36,656,676

Energy (0.2%)
Energy Equipment & Services (0.2%)
RPC, Inc.	30,000	753,600
W-H Energy Services, Inc.*	5,000	111,800

Total Energy		865,400

Financials (4.5%)
Capital Markets (0.7%)
BKF Capital Group, Inc.	44,000	1,667,600
Noel Group Liquidating Trust Units*†	135,000	—
SWS Group, Inc.	75,000	1,644,000

		3,311,600

Commercial Banks (0.7%)
Sterling Bancorp/New York	120,000	3,390,000

Diversified Financial Services (1.1%)
GATX Corp.	180,000	5,320,800
National Patent Development Corp.*	10,000	23,000

		5,343,800

Insurance (1.8%)
Argonaut Group, Inc.*	115,000	2,429,950
CNA Surety Corp.*	50,000	667,500
Danielson Holdings Corp.*	133,649	1,129,334
Midland Co	140,000	4,377,800

		8,604,584

Real Estate (0.2%)
Harbor Global Co., Ltd	70,000	651,000

Total Financials		21,300,984

Health Care (4.1%)
Biotechnology (0.2%)
Invitrogen Corp.*	15,000	1,006,950

Health Care Equipment & Supplies (2.7%)
Conmed Corp.*	12,000	341,040
Edwards Lifesciences Corp.*	30,000	1,237,800
Exactech, Inc.*	34,000	621,860
ICU Medical, Inc.*	25,000	683,500
Inamed Corp.*	19,000	1,201,750
Inverness Medical Innovations, Inc.*	33,000	828,300
Kensey Nash Corp.*	6,500	224,445
Matthews International Corp., Class A	10,000	368,000
Orthofix International N.V.*	10,000	394,790
Regeneration Technologies, Inc.*	35,000	366,800
Schick Technologies, Inc.*	3,400	53,550
Sola International, Inc.*	35,000	963,900
Sybron Dental Specialties, Inc.*	100,000	3,538,000
Thermo Electron Corp.*	40,000	1,207,600
Thoratec Corp.*	10,000	104,200
Young Innovations, Inc.	4,000	134,920

		12,270,455

Health Care Providers & Services (1.2%)
Chemed Corp.	72,000	4,831,920
Owens & Minor, Inc.	20,000	563,400
VitalWorks, Inc.*	110,000	489,500

		5,884,820

Pharmaceuticals (0.0%)
TL Administration Corp.*	85,000	595

Total Health Care		19,162,820

Industrials (27.8%)
Aerospace & Defense (6.4%)
AAR Corp.*	72,900	992,898
Aviall, Inc.*	95,000	2,182,150
Curtiss-Wright Corp., Class B	26,000	1,462,760
Empresa Brasileira de Aeronautica S.A. (ADR)	4,000	133,760
Fairchild Corp., Class A*	400,000	1,476,000
GenCorp, Inc.	255,000	4,735,350
Kaman Corp., Class A	200,000	2,530,000
Lockheed Martin Corp.	6,000	333,300
Moog, Inc., Class A*	50,000	2,267,500
Precision Castparts Corp.	110,000	7,224,800
Sequa Corp., Class A*	69,000	4,219,350
Sequa Corp., Class B*	43,000	2,623,000

		30,180,868

Air Freight & Logistics (1.1%)
Park-Ohio Holdings Corp.*	198,000	5,128,200

Building Products (0.0%)
Griffon Corp.*	1,000	27,000

Commercial Services & Supplies (2.9%)
Allied Waste Industries, Inc.*	150,000	1,392,000
Concorde Career Colleges, Inc.*	5,000	101,500
GP Strategies Corp.*	24,100	179,545
Nashua Corp.*	91,000	1,033,760
Republic Services, Inc.	95,000	3,186,300
Rollins, Inc.	300,000	7,896,000
School Specialty, Inc.*	2,000	77,120

		13,866,225

Construction & Engineering (0.1%)
Xanser Corp.*	170,000	476,000

Electrical Equipment (5.1%)
A.O. Smith Corp.	16,000	479,040
A.O. Smith Corp., Class A	12,000	360,000
Acuity Brands, Inc.	50,000	1,590,000
Ametek, Inc.	165,000	5,885,550
Baldor Electric Co.	82,000	2,257,460
C&D Technology, Inc.	15,000	255,600
Franklin Electric Co., Inc.	74,000	3,127,240
Lamson & Sessions Co.*	140,000	1,274,000
MagneTek, Inc.*	70,000	483,000
Roper Industries, Inc	20,000	1,215,400
SL Industries, Inc.*	5,000	70,750
Thomas & Betts Corp.*	220,000	6,765,000

		23,763,040

Industrial Conglomerates (0.8%)
Alleghany Corp.*	7,000	1,996,750
Standex International Corp.	55,000	1,566,950
Tredegar Corp.	10,000	202,100

		3,765,800

Machinery (11.2%)
Ampco-Pittsburgh Corp.	130,000	1,898,000
Baldwin Technology Co.*	239,500	718,500
Barnes Group, Inc.	36,000	954,360
CIRCOR International, Inc.	70,000	1,621,200
Clarcor, Inc.	195,000	10,680,150
CNH Global N.V.	10,000	193,700
Crane Co.	100,000	2,884,000

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
CUNO, Inc.*	62,000	$3,682,800
Donaldson Co., Inc.	40,000	1,303,200
Flowserve Corp.*	75,000	2,065,500
Gorman-Rupp Co.	25,625	589,375
Graco, Inc.	130,000	4,855,500
Idex Corp.	100,000	4,050,000
Navistar International Corp.*	35,000	1,539,300
Oshkosh Truck Corp.	6,000	410,280
Robbins & Myers, Inc.	30,000	714,900
Tennant Co.	36,000	1,427,400
Thomas Industries, Inc.	220,000	8,782,400
Watts Water Technologies, Inc., Class A	130,000	4,191,200

		52,561,765

Trading Companies & Distributors (0.2%)
Hughes Supply, Inc.	2,000	64,700
Huttig Building Products, Inc.*	45,444	474,890
Industrial Distribution Group, Inc.*	70,000	581,000

		1,120,590

Total Industrials		130,889,488

Information Technology (2.5%)
Communications Equipment (0.7%)
Andrew Corp.*	37,000	504,310
Belden CDT, Inc.	77,000	1,786,400
Communications Systems, Inc.	78,500	942,785
FalconStor Software, Inc.*	11,000	105,270
Plantronics, Inc.	5,000	207,350

		3,546,115

Electronic Equipment & Instruments (1.2%)
CTS Corp.	135,000	1,794,150
Gerber Scientific, Inc.*	32,700	248,847
Park Electrochemical Corp.	38,000	823,840
Paxar Corp.*	130,000	2,882,100

		5,748,937

Internet Software & Services (0.1%)
MarketWatch, Inc.*	30,000	540,000

IT Services (0.3%)
EdgewaterTechnology, Inc.*	220,000	1,078,000
Titan Corp.*	10,000	162,000
Tyler Technologies, Inc.*	25,000	209,000

		1,449,000

Semiconductors & Semiconductor Equipment (0.1%)
Monolithic System Technology, Inc.*	50,000	311,500

Software (0.1%)
Ascential Software Corp.*	10,000	163,100
Borland Software Corp.*	10,000	116,800
OpenTV Corp., Class A*	19,000	72,960

		352,860

Total Information Technology		11,948,412

Materials (6.2%)
Chemicals (3.9%)
Core Molding Technologies, Inc.*	170,000	467,500
Cytec Industries, Inc.	5,000	257,100
Ferro Corp.	110,000	2,550,900
Great Lakes Chemical Corp.	125,000	3,561,250
Hercules, Inc.*	130,000	1,930,500
MacDermid, Inc.	15,000	541,500
Material Sciences Corp.*	195,000	3,508,050
NewMarket Corp.*	18,000	358,200
Omnova Solutions, Inc.*	250,000	1,405,000
Scotts Co., Class A*	3,000	220,560
Sensient Technologies Corp.	140,000	3,358,600

		18,159,160

Containers & Packaging (1.7%)
Greif, Inc., Class A.	95,000	5,320,000
Myers Industries, Inc.	200,000	2,560,000

		7,880,000

Metals & Mining (0.5%)
Barrick Gold Corp.	35,000	847,700
GrafTech International Ltd.*	160,000	1,513,600
Kinross Gold Corp.*	28,167	198,296

		2,559,596

Paper & Forest Products (0.1%)
Schweitzer-Mauduit International, Inc.	20,000	679,000

Total Materials		29,277,756

Telecommunication Services (4.4%)
Diversified Telecommunication Services (1.2%)
ATX Communications, Inc.*	30,000	1,200
Cincinnati Bell, Inc.*	350,000	1,452,500
Commonwealth Telephone Enterprises, Inc.*	73,378	3,643,951
D&E Communications, Inc.	49,000	590,450

		5,688,101

Wireless Telecommunication Services (3.2%)
Centennial Communications Corp.*	55,000	436,150
Nextel Partners, Inc., Class A*	40,000	781,600
Price Communications Corp.*	168,000	3,123,120
Rogers Wireless Communications, Inc.*	82,600	3,766,560
Rural Cellular Corp., Class A*	55,000	342,595
United States Cellular Corp.*	24,000	1,074,240
Vimpel-Communications (ADR)*	80,000	2,891,200
Western Wireless Corp., Class A*	90,000	2,637,000

		15,052,465

Total Telecommunication Services		20,740,566

Utilities (2.7%)
Electric Utilities (2.1%)
Allegheny Energy, Inc.*	30,000	591,300
CH Energy Group, Inc.	46,000	2,210,300
Duquesne Light Holdings, Inc.	105,000	1,979,250
El Paso Electric Co.*	149,000	2,822,060
Westar Energy, Inc.	100,000	2,287,000

		9,889,910

Gas Utilities (0.1%)
AGL Resources, Inc.	10,000	332,400
SEMCO Energy, Inc.	50,000	267,000

		599,400

Multi-Utilities & Unregulated Power (0.5%)
AES Corp.*	25,000	341,750
Aquila, Inc.*	230,000	848,700
Oneok, Inc.	40,000	1,136,800

		2,327,250

Total Utilities		12,816,560

Total Common Stocks (93.1%) (Cost $283,053,052)		438,559,450

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Time Deposit (7.1%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $33,157,642)	$33,157,642	$33,157,642

Total Investments (100.2%) (Cost/Amortized Cost $316,210,694)		471,717,092
Other Assets Less Liabilities (-0.2%)		(847,948)

Net Assets (100%)		$470,869,144

*	Non-income producing.
†	Securities (totaling $0 or 0.00% of net assets) valued at fair valued.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2004, were as follows:

Securities	Market Value December 31, 2003	Purchases at Cost	Sales at Cost	Market Value December 31, 2004	Dividend Income	Realized Gain
Earl Scheib, Inc.	$588,000	$33,600	$—	$790,000	$—	$—
Oil-Dri Corp. of America	3,995,001	40,125	187,771	4,370,400	97,625	40,420

	$4,583,001			$5,160,400	$97,625	$40,420

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$38,308,552
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	62,642,764

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$169,128,956
Aggregate gross unrealized depreciation	(17,288,502)

Net unrealized appreciation	$151,840,454

Federal income tax cost of investments	$319,876,638

For the year ended December 31, 2004, the Portfolio incurred approximately $165,020 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $106,218 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (4.8%)
Asset-Backed Securities (1.5%)
Amortizing Residential Collateral Trust,
Series 02-BC4 A 2.708%, 7/25/32 (l)	$10,260	$10,245
Bank One Issuance Trust,
Series 02-A2 A2 4.160%, 1/15/08	50,000	50,270
Carrington Mortgage Loan Trust,
Series 04-NC1 A2A 2.528%, 5/25/34	238,299	238,262
Centex Home Equity,
Series 04-A AV2 2.698%, 1/25/34 (l)	69,587	69,609
Countrywide Asset-Backed Certificates,
Series 04-3 3A1 2.508%, 6/25/22 (l)	207,612	207,580
Credit Suisse First Boston Mortgage Securities Corp.,
Series 02-9 2X 2.478%, 3/25/32§†	28,180	28,259
Series 02-P3 A 2.213%, 8/25/33 (l)§†	115,661	114,781
MASTR Asset Backed Securities Trust,
Series 04-WMC1 A4 2.518%, 2/25/34 (l)	7,251	7,251
Merrill Lynch Mortgage Investors, Inc.,
Series 02-AFC1 AV1 2.790%, 4/25/31 (l)	4,503	4,535
Morgan Stanley ABS Capital I,
Series 03-HE2 A2 2.758%, 8/25/33 (l)	64,773	64,879
Quest Trust,
Series 04-X2 A1 2.978%, 6/25/34 (l)§	92,530	92,436

		888,107

Non-Agency CMO (3.3%)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 02-2 IIIA 6.936%, 6/25/31 (l)	2,118	2,228
Series 02-5 6A 5.938%, 6/25/32 (l)	6,591	6,683
Series 03-8 1A1 4.299%, 1/25/34 (l)	244,586	244,497
Series 03-8 2A1 4.905%, 1/25/34 (l)	60,424	60,301
Series 03-8 4A1 4.771%, 1/25/34 (l)	123,377	122,436
Countrywide Alternative Loan Trust,
Series 03-J1 4A1 6.000%, 10/25/32	16,472	16,514
Countrywide Home Loan Mortgage Pass Through Trust,
Series 02-1 5A1 5.613%, 3/19/32 (l)	29,038	29,433
Series 02-30 M 3.896%, 10/19/32 (l)	65,596	60,378
Series 02-HYB2 6A1 4.973%, 9/19/32 (l)	13,624	13,650
Series 04-7 5A2 2.688%, 5/25/34 (l)	21,498	21,320
Credit-Based Asset Servicing and Securitization,
Series 02-CB1 A2A 2.758%, 8/25/29 (l)	13,556	13,569
Series 02-CB6 2A1 2.918%, 1/25/33 (l)	3,643	3,646
First Horizon Asset Securities, Inc.,
7.000%, 9/25/30	3,754	3,745
Sequoia Mortgage Trust,
Series 10-2A1 2.790%, 10/20/27 (l)	215,890	216,440
Structured Asset Securities Corp.,
Series 02-9 A2 2.718%, 10/25/27 (l)	42,911	42,916
Series 02-HF1 A 2.708%, 1/25/33 (l)	6,367	6,365
Washington Mutual, Inc.,
Series 03-R1 A1 2.688%, 12/25/27 (l)	1,005,232	1,004,142
Series 02-AR10 A6 4.816%, 10/25/32 (l)	13,687	13,710
Series 02-AR2 A 3.181%, 2/27/34 (l)	29,563	29,612
Series 00-3A 3.095%, 12/25/40 (l)	82,315	82,127

		1,993,712

Total Asset-Backed and Mortgage-Backed Securities		2,881,819

Consumer Discretionary (1.3%)
Auto Components (0.4%)
Delphi Corp.
6.500%, 8/15/13	200,000	197,782
Dura Operating Corp.
8.625%, 4/15/12	60,000	62,400

		260,182

Automobiles (0.3%)
DaimlerChrysler NA Holdings Corp.
2.940%, 9/10/07 (l)	102,000	102,334
6.500%, 11/15/13	60,000	65,077

		167,411

Hotels, Restaurants & Leisure (0.1%)
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12	50,000	57,125

Media (0.5%)
Continental Cablevision, Inc.
8.300%, 5/15/06	50,000	53,115
Rogers Cablesystems Ltd.
10.000%, 3/15/05	30,000	30,413
Time Warner Cos., Inc.
8.110%, 8/15/06	125,000	134,078
Time Warner, Inc.
6.875%, 5/1/12	100,000	113,886

		331,492

Total Consumer Discretionary		816,210

Consumer Staples (0.5%)
Food & Staples Retailing (0.3%)
Delhaize America, Inc.
7.375%, 4/15/06	200,000	209,995

Food Products (0.2%)
H.J. Heinz Co.
6.189%, 12/1/05(b)	100,000	102,455

Total Consumer Staples		312,450

Energy (0.7%)
Oil & Gas (0.7%)
Amerada Hess Corp.
6.650%, 8/15/11	150,000	164,951
Chesapeake Energy Corp.
8.125%, 4/1/11	4,999	5,411

EQ ADVISORS TRUST

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount		Value (Note 1)
El Paso Corp.
7.750%, 1/15/32		$25,000	$23,938
El Paso Natural Gas Co.
8.375%, 6/15/32		50,000	55,687
Pemex Project Funding Master Trust
8.000%, 11/15/11		50,000	57,550
8.625%, 2/1/22		25,000	29,088
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437%, 9/15/09§		48,548	47,672
Vintage Petroleum, Inc.
7.875%, 5/15/11		60,000	63,900

Total Energy			448,197

Financials (3.9%)
Commercial Banks (1.0%)
HSBC Bank USA N.A.
4.625%, 4/1/14		40,000	39,225
HSBC Capital Funding LP
10.176%, 12/29/49 (l)§		100,000	154,828
HSBC Holdings plc
5.375%, 12/20/12	EUR	120,000	180,165
Rabobank Capital Funding II
5.260%, 12/31/49 (l)§		$100,000	101,749
Rabobank Capital Funding Trust III
5.254%, 12/31/49 (l)§		120,000	119,348

			595,315

Consumer Finance (1.4%)
General Motors Acceptance Corp.
3.329%, 10/20/05 (l)		590,000	592,175
6.875%, 8/28/12		250,000	255,245

			847,420

Diversified Financial Services (0.9%)
CIT Group, Inc.
7.750%, 4/2/12		150,000	177,556
Eircom Funding
8.250%, 8/15/13		60,000	66,300
Principal Life Global Funding I
2.390%, 4/19/06 (l)§		130,000	130,523
Racers,
Series 97-R-8-3 2.590%, 8/15/07 (b)(l)†		200,000	192,959

			567,338

Insurance (0.6%)
AIG Sunamerica Institutional Funding II
1.200%, 1/26/05	JPY	13,000,000	126,954
Metropolitan Life Global Funding I
2.449%, 5/22/06 (l)§		$100,000	99,986
Protective Life US Funding Trust
2.649%, 9/26/05 (l)§†		70,000	70,022
Prudential Financial, Inc.
4.104%, 11/15/06 (e)		83,000	83,909

			380,871

Total Financials			2,390,944

Government Securities (37.8%)
Agency CMO (1.1%)
Federal Home Loan Mortgage Corp.
6.000%, 12/15/07		10,191	10,249
6.500%, 3/15/29		16,186	16,441
6.500%, 4/15/29		131,337	136,936
2.753%, 12/15/29 (l)		20,068	20,114
6.500%, 7/25/43		42,883	44,840
Federal National Mortgage Association
3.000%, 8/25/09		100,000	99,649
Small Business Administration Participation Certificates
5.130%, 9/1/23		47,712	48,807
4.340%, 3/1/24		284,834	277,756

			654,792

Foreign Governments (8.2%)
Federative Republic of Brazil
3.063%, 4/15/06 (l)		84,000	84,101
11.500%, 3/12/08		204,000	240,139
3.125%, 4/15/09 (l)		69,357	68,545
8.299%, 6/29/09 (l)		250,000	295,912
11.000%, 1/11/12		250,000	303,500
3.125%, 4/15/12 (l)		50,295	47,906
8.000%, 4/15/14		612,772	626,927
Hong Kong Government International Bond
5.125%, 8/1/14§		250,000	257,193
Republic of Italy
3.800%, 3/27/08	JPY	64,000,000	694,194
Republic of Panama
8.250%, 4/22/08		$30,000	33,300
9.625%, 2/8/11		75,000	88,500
Republic of Peru
9.125%, 1/15/08		250,000	284,375
Republic of South Africa
5.250%, 5/16/13	EUR	50,000	72,040
6.500%, 6/2/14		$100,000	109,500
Russian Federation
8.750%, 7/24/05		228,000	234,247
8.250%, 3/31/10		550,000	610,115
5.000%, 3/31/30 (e)		573,000	592,711
Ukraine Government International Bond
11.000%, 3/15/07		116,670	125,152
United Mexican States
8.375%, 1/14/11		15,000	17,665
8.300%, 8/15/31		88,000	103,136
6.750%, 9/27/34		100,000	98,750

			4,987,908

Municipal Bonds (1.6%)
California State Economic Recovery,
Series A 5.250%, 1/1/10		10,000	11,089
5.250%, 1/1/11		10,000	11,157
5.000%, 7/1/11		10,000	11,103
5.000%, 7/1/12		20,000	22,296
5.250%, 7/1/12		20,000	22,484
5.250%, 7/1/13		40,000	44,977
Fairfax County, Virginia,
Series A 5.250%, 4/1/13		50,000	56,711
Golden State Tobacco Securitization Corp.
6.750%, 6/1/39		40,000	40,124
7.900%, 6/1/42		25,000	27,155
New York City Municipal Water Finance Authority
5.000%, 6/15/35		160,000	162,974
New York State Environmental Facilities Corp.
5.000%, 6/15/32		20,000	20,639
San Antonio/Texas Water,
Series A 5.000%, 5/15/32		150,000	153,045
South Carolina State Public Service Authority,
Series A 5.000%, 1/1/13		110,000	121,978
Tobacco Settlement Authority of Iowa,
Series B 5.600%, 6/1/35		100,000	86,239
Tobacco Settlement Financing Corp./New Jersey
6.375%, 6/1/32		95,000	91,832
6.000%, 6/1/37		70,000	63,886

			947,689

EQ ADVISORS TRUST

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount		Value (Note 1)
Supranational (0.3%)
Export-Import Bank of China
5.250%, 7/29/14§		$150,000	$153,081

U.S. Government Agencies (15.3%)
Federal Home Loan Mortgage Corp.
4.240%, 11/1/23 (l)		68,759	71,641
Federal National Mortgage Association
5.000%, 1/1/17		85,551	86,963
5.000%, 2/1/18		448,072	455,465
5.000%, 8/1/18		437,859	445,084
5.000%, 9/1/18		230,218	234,017
5.156%, 4/1/33 (l)		27,820	28,420
5.500%, 7/1/34		491,175	498,921
5.000%, 10/1/34		998,753	991,887
5.000%, 1/25/20 TBA		1,550,000	1,574,219
5.500%, 1/25/35 TBA		3,700,000	3,755,500
Government National Mortgage Association
6.000%, 8/15/32		276,821	287,101
6.000%, 2/15/33		445,253	461,788
6.000%, 10/15/33		44,175	45,815
6.000%, 1/15/34		188,974	195,992
Small Business Administration
4.504%, 2/1/14		147,035	145,901

			9,278,714

U.S. Treasuries (11.3%)
U.S. Treasury Notes
4.875%, 2/15/12		1,800,000	1,902,515
Inflation Indexed
3.375%, 1/15/07		602,350	637,950
3.625%, 1/15/08		118,144	128,689
0.875%, 4/15/10		1,410,514	1,396,794
3.500%, 1/15/11		246,749	280,234
3.375%, 1/15/12		193,486	220,241
3.000%, 7/15/12		1,167,716	1,303,052
1.875%, 7/15/13		935,298	962,115

			6,831,590

Total Government Securities			22,853,774

Industrials (0.6%)
Airlines (0.4%)
Continental Airlines, Inc.
7.056%, 3/15/11		110,000	113,017
United Air Lines, Inc.
6.602%, 9/1/13 (h)		50,000	47,010
Series 00-2 7.186%, 4/1/11 (h)		49,079	44,594

			204,621

Road & Rail (0.2%)
Norfolk Southern Corp.
2.830%, 2/28/05 (l)		100,000	100,087
6.750%, 2/15/11		30,000	33,809

			133,896

Total Industrials			338,517

Materials (0.6%)
Chemicals (0.4%)
Nalco Co.
8.875%, 11/15/13		200,000	219,500

Containers & Packaging (0.2%)
Packaging Corp. of America
4.375%, 8/1/08		143,000	143,652

Total Materials			363,152

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.5%)
Cincinnati Bell, Inc.
8.375%, 1/15/14		200,000	202,500
Deutsche Telekom International Finance BV
8.250%, 6/15/05		65,000	66,515
8.125%, 5/29/12	EUR	76,000	130,983
France Telecom S.A.
7.500%, 3/14/08	EUR	139,000	211,534
SBC Communications, Inc.
4.206%, 6/5/05§		$310,000	311,782
4.125%, 9/15/09		225,000	224,589
Verizon Global Funding Corp.
6.125%, 6/15/07		65,000	68,844
Verizon Maryland, Inc.
6.125%, 3/1/12		250,000	269,262

			1,486,009

Wireless Telecommunication Services (0.3%)
ACC Escrow Corp.
10.000%, 8/1/11		60,000	51,450
Cingular Wireless LLC
6.500%, 12/15/11		60,000	66,769
Nextel Communications, Inc.
7.375%, 8/1/15		60,000	66,000

			184,219

Total Telecommunication Services			1,670,228

Utilities (2.2%)
Electric Utilities (1.3%)
AEP Texas Central Co.
6.650%, 2/15/33		200,000	220,038
Florida Power Corp.
4.800%, 3/1/13		130,000	130,541
Nevada Power Co.
5.875%, 1/15/15§		150,000	151,125
Niagara Mohawk Power Corp.
7.750%, 10/1/08		100,000	112,498
Pacific Gas & Electric Co.
3.260%, 4/3/06 (l)		124,000	124,102
Progress Energy, Inc.
7.100%, 3/1/11		50,000	56,212

			794,516

Gas Utilities (0.3%)
Tennessee Gas Pipeline Co.
8.375%, 6/15/32		150,000	169,125

Multi-Utilities & Unregulated Power (0.6%)
El Paso Production Holding Co.
7.750%, 6/1/13		60,000	62,850
NRG Energy, Inc.
8.000%, 12/15/13§		210,000	228,900
PSEG Power LLC
6.950%, 6/1/12		62,000	69,864
Sonat, Inc.
7.625%, 7/15/11		35,000	36,225

			397,839

Total Utilities			1,361,480

Total Long-Term Debt Securities (55.2%) (Cost $32,755,324)			33,436,771

SHORT-TERM DEBT SECURITIES:
Commercial Paper (30.6%)
ANZ Delaware, Inc.
2.30%, 2/14/05		200,000	199,427
2.19%, 2/22/05		1,200,000	1,196,142
ASB Bank Ltd.
2.30%, 2/14/05§		300,000	299,141
Barclays U.S. Funding Corp.
2.27%, 3/7/05		1,100,000	1,095,446
BP Amoco Capital plc
2.10%, 1/3/05		1,600,000	1,599,720

EQ ADVISORS TRUST

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
CBA (Delaware) Finance, Inc.
2.27%, 3/7/05	$400,000	$398,344
CDC Commercial Paper Corp.
2.19%, 2/22/05§	300,000	299,036
Danske Corp.
2.30%, 2/14/05	200,000	199,428
2.30%, 3/14/05	1,000,000	995,360
2.36%, 4/1/05	300,000	298,218
Dexia Delaware LLC
2.18%, 1/21/05	600,000	599,239
2.26%, 3/3/05	300,000	298,839
Fortis Funding
2.17%, 1/21/05§	1,000,000	998,733
General Electric Capital Corp.
2.23%, 2/23/05	200,000	199,333
2.27%, 2/24/05	1,400,000	1,395,153
General Motors Acceptance Corp.
2.63%, 3/22/05	140,000	139,177
2.68%, 4/5/05	350,000	347,547
HBOS Treasury Services plc
2.19%, 2/22/05	1,100,000	1,096,464
Nordea North America, Inc.
2.26%, 2/1/05	700,000	698,597
Pfizer, Inc.
2.31%, 3/18/05§	400,000	398,032
Rabobank USA Fin. Corp.
2.17%, 1/3/05	1,400,000	1,399,747
Shell Finance (UK) plc
2.10%, 1/7/05	1,600,000	1,599,350
Spintab AB
2.31%, 3/10/05	600,000	597,353
UBS Securities AG
2.30%, 3/15/05	900,000	895,761
Unicredit Delaware, Inc.
2.23%, 1/31/05	1,300,000	1,297,509

Total Commercial Paper		18,541,096

Government Securities (20.1%)
Federal Home Loan Bank
2.16%, 1/28/05 (o)	400,000	399,330
Federal Home Loan Mortgage Corp.
2.16%, 1/28/05 (o)	1,200,000	1,197,989
2.18%, 2/22/05 (o)	1,600,000	1,594,872
2.41%, 3/1/05 (o)	1,600,000	1,593,599
2.25%, 3/14/05 (o)	300,000	298,635
2.26%, 3/15/05 (o)	800,000	796,308
Federal National Mortgage Association
2.00%, 1/5/05 (o)	1,100,000	1,099,695
2.08%, 1/20/05 (o)	600,000	599,307
2.18%, 2/9/05 (o)	700,000	698,307
2.21%, 2/16/05 (o)	600,000	598,272
2.22%, 2/23/05 (o)	900,000	897,009
2.25%, 3/9/05 (o)	1,000,000	995,775
2.27%, 3/30/05 (o)	500,000	497,205
2.39%, 4/15/05 (o)	600,000	595,852
U.S. Treasury Bills
2.01%, 3/17/05#(a)(o)	280,000	278,812

Total Government Securities		12,140,967

Time Deposit (1.8%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	1,078,938	1,078,938

Total Short-Term Debt Securities (52.5%) (Amortized Cost $31,761,001)		31,761,001

Total Investments before Options Written(107.7%) (Cost/Amortized Cost $64,516,325)		65,197,772

	Number of Contracts(c)	Value (Note 1)
OPTIONS WRITTEN:
Call Options (0.0%)(d)*
U.S. Treasury 10 Year Futures
February-2005 @ $113.00	(1)	$(500)
February-2005 @ $114.00	(40)	(9,375)

		(9,875)

Put Options (0.0%)*
U.S. Treasury 10 Year Futures
February-2005 @ $108.00	(26)	(2,438)
February-2005 @ $109.00	(15)	(2,578)

		(5,016)

Total Options Written (0.0%) (Premiums Received $27,495)		(14,891)

Total Investments (107.7%) (Cost/Amortized Cost $64,488,830)		65,182,881
Other Assets Less Liabilities (-7.7%)		(4,671,495)

Net Assets (100%)		$60,511,386

*	Non-income producing.
†	Securities (totaling $406,021 or 0.67% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market vaue of these securities amounted to $4,056,627 or 6.70% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(a)	Fully or partially pledged as collateral on outstanding written call options.
(b)	Illiquid security.
(c)	One contract relates to 100 shares.
(d)	Covered call option contracts written in connection with securities held.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default, non-income producing.
(l)	Floating rate security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

CMO — Collaterized Mortgage Obligation

EUR — European Currency Unit

JPY — Japanese Yen

TBA — Security is subject to delayed delivery.

EQ ADVISORS TRUST

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Appreciation/ (Depreciation)
EURO-BOBL	20	March-05	$3,075,410	$3,069,187	$(6,223)
EURO-BUND	4	March-05	642,479	644,774	2,295
U.S. Treasury Bonds	9	March-05	992,391	1,012,500	20,109
U.S. 10 Year Treasury Notes	99	March-05	10,943,406	11,081,812	138,406
EURODollar	14	June-05	3,404,450	3,388,875	(15,575)
EURODollar	96	September-05	23,277,431	23,186,400	(91,031)

					$47,981

At December 31, 2004 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
European Union, expiring 1/10/05	79	$104,707	$107,384	$2,677
Japanese Yen, expiring 1/27/05	70,169	666,967	685,919	18,952

				$21,629

Foreign Currency Sell Contracts
European Union, expiring 1/10/05	363	$487,325	$493,422	$(6,097)
Japanese Yen, expiring 1/27/05	77,468	744,684	757,269	(12,585)

				$(18,682)

Options written for the year ended December 31, 2004, were as follows:

	Total Number of Contracts /Notional Amounts	Total Premiums Received
Options Outstanding—January 1, 2004	2,800,000	$42,591
Options Written	218	130,562
Options Terminated in Closing Purchase Transactions	(1,200,006)	(2,471)
Options Expired	(1,600,130)	(143,187)
Options Exercised	—	—

Options Outstanding—December 31, 2004	82	$27,495

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$107,861,960
U.S. Government securities	9,596,816
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	104,661,995
U.S. Government securities	5,969,713

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$735,292
Aggregate gross unrealized depreciation	(67,189)

Net unrealized appreciation	$668,103

Federal income tax cost of investments	$64,529,669

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.8%)
Auto Components (0.2%)
Cooper Tire & Rubber Co.	23,400	$504,270
Dana Corp.	46,865	812,170
Delphi Corp.	176,191	1,589,243
Goodyear Tire & Rubber Co.*^	55,000	806,300
Johnson Controls, Inc.	59,800	3,793,712
Visteon Corp.^	40,640	397,053

		7,902,748

Automobiles (0.6%)
Ford Motor Co.	574,497	8,410,636
General Motors Corp.^	177,300	7,102,638
Harley-Davidson, Inc.	92,700	5,631,525

		21,144,799

Distributors (0.1%)
Genuine Parts Co.	54,900	2,418,894

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.^	198,800	11,456,844
Darden Restaurants, Inc.	49,550	1,374,517
Harrah’s Entertainment, Inc.^	35,200	2,354,528
Hilton Hotels Corp.	120,800	2,746,992
International Game Technology	108,200	3,719,916
Marriott International, Inc., Class A	71,850	4,525,113
McDonald’s Corp.	394,400	12,644,464
Starbucks Corp.*	124,800	7,782,528
Starwood Hotels & Resorts Worldwide, Inc.	65,400	3,819,360
Wendy’s International, Inc.^	35,600	1,397,656
Yum! Brands, Inc.*	91,240	4,304,703

		56,126,621

Household Durables (0.5%)
Black & Decker Corp.	25,200	2,225,916
Centex Corp.	38,800	2,311,704
Fortune Brands, Inc.	45,200	3,488,536
KB Home	14,600	1,524,240
Leggett & Platt, Inc.	60,200	1,711,486
Maytag Corp.^	24,700	521,170
Newell Rubbermaid, Inc.^	86,276	2,087,017
Pulte Homes, Inc.	39,900	2,545,620
Snap-On, Inc.	18,100	621,916
Stanley Works	25,700	1,259,043
Whirlpool Corp.	20,900	1,446,489

		19,743,137

Internet & Catalog Retail (0.7%)
eBay, Inc.*	207,600	24,139,728

Leisure Equipment & Products (0.2%)
Brunswick Corp.	30,000	1,485,000
Eastman Kodak Co.^	90,000	2,902,500
Hasbro, Inc.	55,508	1,075,745
Mattel, Inc.	130,000	2,533,700

		7,996,945

Media (4.0%)
Clear Channel Communications, Inc.	185,290	6,205,362
Comcast Corp., Class A*	701,700	23,352,576
Dow Jones & Co., Inc.	25,700	1,106,642
Gannett Co., Inc.	83,600	6,830,120
Interpublic Group of Cos., Inc.*	132,500	1,775,500
Knight Ridder, Inc.	24,300	1,626,642
McGraw-Hill Cos., Inc.	59,700	5,464,938
Meredith Corp.	15,800	856,360
New York Times Co., Class A	46,100	1,880,880
News Corp., Class A^	829,000	15,469,140
Omnicom Group, Inc.	58,800	4,958,016
Time Warner, Inc.*	1,435,750	27,910,980
Tribune Co.^	99,970	4,212,736
Univision Communications, Inc., Class A*	101,300	2,965,051
Viacom, Inc., Class B	544,800	19,825,272
Walt Disney Co.	645,100	17,933,780

		142,373,995

Multiline Retail (1.1%)
Big Lots, Inc.*^	36,100	437,893
Dillards, Inc., Class A^	26,200	703,994
Dollar General Corp.	103,090	2,141,179
Family Dollar Stores, Inc.	52,800	1,648,944
Federated Department Stores, Inc.	56,500	3,265,135
J.C. Penney Co., Inc.	90,500	3,746,700
Kohl’s Corp.*	107,300	5,275,941
May Department Stores Co.	91,500	2,690,100
Nordstrom, Inc.	44,100	2,060,793
Sears, Roebuck & Co.	66,600	3,398,598
Target Corp.	283,700	14,732,541

		40,101,818

Specialty Retail (2.4%)
Autonation, Inc.*	83,700	1,607,877
AutoZone, Inc.*	26,100	2,383,191
Bed Bath & Beyond, Inc.*	94,400	3,759,952
Best Buy Co., Inc.	102,050	6,063,811
Circuit City Stores, Inc.^	62,400	975,936
Gap, Inc.	283,775	5,993,328
Home Depot, Inc.	689,350	29,462,819
Limited Brands	130,657	3,007,724
Lowe’s Cos., Inc.^	244,800	14,098,032
Office Depot, Inc.*	98,300	1,706,488
OfficeMax, Inc.^	27,600	866,088
RadioShack Corp.	50,100	1,647,288
Sherwin-Williams Co.	44,700	1,994,961
Staples, Inc.	156,250	5,267,188
Tiffany & Co.	45,900	1,467,423
TJX Cos., Inc.	153,400	3,854,942
Toys R US, Inc.*	67,100	1,373,537

		85,530,585

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	59,100	3,333,240
Jones Apparel Group, Inc.	39,100	1,429,887
Liz Claiborne, Inc.	33,800	1,426,698
Nike, Inc., Class B	82,700	7,500,063
Reebok International Ltd.	18,600	818,400
V.F. Corp.	34,600	1,916,148

		16,424,436

Total Consumer Discretionary		423,903,706

Consumer Staples (10.4%)
Beverages (2.2%)
Adolph Coors Co., Class B^	11,800	892,906
Anheuser-Busch Cos., Inc.	251,500	12,758,595
Brown-Forman Corp., Class B	38,100	1,854,708
Coca-Cola Co.	761,900	31,717,897
Coca-Cola Enterprises, Inc.	147,200	3,069,120
Pepsi Bottling Group, Inc.^	79,800	2,157,792
PepsiCo, Inc.	531,960	27,768,312

		80,219,330

Food & Staples Retailing (3.2%)
Albertson’s, Inc.^	115,451	2,756,970
Costco Wholesale Corp.	144,800	7,009,768
CVS Corp.	125,400	5,651,778
Kroger Co.*	232,000	4,069,280
Safeway, Inc.*	140,300	2,769,522
SUPERVALU, Inc.	42,700	1,474,004
Sysco Corp.	200,800	7,664,536
Wal-Mart Stores, Inc.	1,332,200	70,366,804

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Walgreen Co.	321,700	$12,343,629

		114,106,291

Food Products (1.3%)
Archer-Daniels-Midland Co.	204,366	4,559,405
Campbell Soup Co.	128,900	3,852,821
ConAgra Foods, Inc.	165,900	4,885,755
General Mills, Inc.	119,400	5,935,374
H.J. Heinz Co.	109,750	4,279,153
Hershey Foods Corp.	77,300	4,293,242
Kellogg Co.	129,800	5,796,868
McCormick & Co., Inc. (Non-Voting).	43,000	1,659,800
Sara Lee Corp.	249,000	6,010,860
Wm. Wrigley Jr. Co.	70,600	4,884,814

		46,158,092

Household Products (1.8%)
Clorox Co.	48,100	2,834,533
Colgate-Palmolive Co.	166,800	8,533,488
Kimberly-Clark Corp.	155,344	10,223,188
Procter & Gamble Co.	798,300	43,970,364

		65,561,573

Personal Products (0.6%)
Alberto-Culver Co.	28,500	1,384,245
Avon Products, Inc.	148,500	5,746,950
Gillette Co.	314,600	14,087,788

		21,218,983

Tobacco (1.3%)
Altria Group, Inc.	644,300	39,366,730
Reynolds American, Inc.	46,500	3,654,900
UST, Inc.	51,900	2,496,909

		45,518,539

Total Consumer Staples		372,782,808

Energy (7.1%)
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	104,760	4,470,109
BJ Services Co.	50,700	2,359,578
Halliburton Co.	138,600	5,438,664
Nabors Industries Ltd.*	46,700	2,395,243
Noble Corp.*	42,000	2,089,080
Rowan Cos., Inc.*	33,500	867,650
Schlumberger Ltd.	185,400	12,412,530
Transocean, Inc.*	100,692	4,268,334

		34,301,188

Oil & Gas (6.2%)
Amerada Hess Corp.	28,600	2,356,068
Anadarko Petroleum Corp.	78,572	5,092,251
Apache Corp.	102,380	5,177,357
Ashland, Inc.	22,300	1,301,874
Burlington Resources, Inc.	123,960	5,392,260
ChevronTexaco Corp.	668,846	35,121,104
ConocoPhillips	216,280	18,779,592
Devon Energy Corp.	151,800	5,908,056
El Paso Corp.	201,196	2,092,438
EOG Resources, Inc.	37,000	2,640,320
Exxon Mobil Corp.	2,042,832	104,715,568
Kerr-McGee Corp.	47,464	2,742,945
Kinder Morgan, Inc.	38,800	2,837,444
Marathon Oil Corp.	108,700	4,088,207
Occidental Petroleum Corp.	123,000	7,178,280
Sunoco, Inc.	23,700	1,936,527
Unocal Corp.	83,100	3,593,244
Valero Energy Corp.	80,300	3,645,620
Williams Cos., Inc.	174,400	2,840,976
XTO Energy, Inc.	82,400	2,915,312

		220,355,443

Total Energy		254,656,631

Financials (20.4%)
Capital Markets (2.8%)
Bank of New York Co., Inc.	244,300	8,164,506
Bear Stearns Cos., Inc.^	32,353	3,310,036
Charles Schwab Corp.	429,025	5,131,139
E*Trade Financial Corp.*	117,200	1,752,140
Federated Investors, Inc., Class B	34,000	1,033,600
Franklin Resources, Inc.	78,300	5,453,595
Goldman Sachs Group, Inc.	152,600	15,876,504
Janus Capital Group, Inc.	75,100	1,262,431
Lehman Brothers Holdings, Inc.	85,200	7,453,296
Mellon Financial Corp.	133,100	4,140,741
Merrill Lynch & Co., Inc.	295,000	17,632,150
Morgan Stanley	344,910	19,149,403
Northern Trust Corp.	69,000	3,352,020
State Street Corp.	105,600	5,187,072
T. Rowe Price Group, Inc.	40,000	2,488,000

		101,386,633

Commercial Banks (5.9%)
AmSouth Bancorp.^	111,050	2,876,195
Bank of America Corp.	1,277,316	60,021,079
BB&T Corp.^	174,100	7,320,905
Comerica, Inc.	53,850	3,285,927
Compass Bancshares, Inc.	38,900	1,893,263
Fifth Third Bancorp.	178,967	8,461,560
First Horizon National Corp.^	38,800	1,672,668
Huntington Bancshares, Inc.	72,088	1,786,341
KeyCorp.	127,700	4,329,030
M&T Bank Corp.	36,800	3,968,512
Marshall & Ilsley Corp.	70,000	3,094,000
National City Corp.	208,100	7,814,155
North Fork Bancorp, Inc.	146,850	4,236,622
PNC Financial Services Group, Inc.	88,700	5,094,928
Regions Financial Corp.	145,084	5,163,539
SunTrust Banks, Inc.	112,500	8,311,500
Synovus Financial Corp.^	97,100	2,775,118
U.S. Bancorp.	590,045	18,480,209
Wachovia Corp.	504,168	26,519,237
Wells Fargo & Co.	530,300	32,958,145
Zions Bancorp.	28,100	1,911,643

		211,974,576

Consumer Finance (1.4%)
American Express Co.^	398,100	22,440,897
Capital One Financial Corp.	75,900	6,391,539
MBNA Corp.	401,198	11,309,772
Providian Financial Corp.*	91,900	1,513,593
SLM Corp.	136,900	7,309,091

		48,964,892

Diversified Financial Services (3.7%)
CIT Group, Inc.	66,200	3,033,284
Citigroup, Inc.	1,626,616	78,370,359
JPMorgan Chase & Co.	1,118,493	43,632,412
Moody’s Corp.	46,500	4,038,525
Principal Financial Group	98,400	4,028,496

		133,103,076

Insurance (4.2%)
ACE Ltd.^	89,200	3,813,300
Aflac, Inc.	159,200	6,342,528
Allstate Corp.	217,576	11,253,031
Ambac Financial Group, Inc.	34,100	2,800,633
American International Group, Inc.	818,157	53,728,370
Aon Corp.	99,125	2,365,122
Chubb Corp.	60,000	4,614,000
Cincinnati Financial Corp.	52,870	2,340,026

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Hartford Financial Services Group, Inc.	92,100	$6,383,451
Jefferson-Pilot Corp.	42,850	2,226,486
Lincoln National Corp.	55,300	2,581,404
Loews Corp.	58,300	4,098,490
Marsh & McLennan Cos., Inc.^	163,500	5,379,150
MBIA, Inc.	44,950	2,844,436
Metlife, Inc.	235,500	9,540,105
Progressive Corp.	62,900	5,336,436
Prudential Financial, Inc.	163,000	8,958,480
Safeco Corp.	39,500	2,063,480
St. Paul Travelers Cos., Inc.	210,024	7,785,590
Torchmark Corp.	34,400	1,965,616
UnumProvident Corp.^	93,020	1,668,779
XL Capital Ltd., Class A	43,500	3,377,775

		151,466,688

Real Estate (0.6%)
Apartment Investment & Management Co. (REIT)	29,700	1,144,638
Archstone-Smith Trust (REIT)	62,100	2,378,430
Equity Office Properties Trust (REIT)	126,500	3,683,680
Equity Residential Properties Trust (REIT)	88,100	3,187,458
Plum Creek Timber Co., Inc. (REIT)	57,600	2,214,144
Prologis Trust (REIT)	57,100	2,474,143
Simon Property Group, Inc. (REIT)	69,400	4,488,098

		19,570,591

Thrifts & Mortgage Finance (1.8%)
Countrywide Financial Corp.	176,798	6,543,294
Fannie Mae	303,900	21,640,719
Freddie Mac	215,700	15,897,090
Golden West Financial Corp.	96,000	5,896,320
MGIC Investment Corp.	31,000	2,136,210
Sovereign Bancorp, Inc.	107,700	2,428,635
Washington Mutual, Inc.	274,023	11,585,692

		66,127,960

Total Financials		732,594,416

Health Care (12.6%)
Biotechnology (1.2%)
Amgen, Inc.*	397,564	25,503,731
Biogen Idec, Inc.*	106,300	7,080,643
Chiron Corp.*	58,900	1,963,137
Genzyme Corp.*	71,600	4,157,812
Gilead Sciences, Inc.*	135,200	4,730,648
MedImmune, Inc.*	78,200	2,120,002

		45,555,973

Health Care Equipment & Supplies (2.3%)
Applied Biosystems Group	63,300	1,323,603
Bard (C.R.), Inc.	32,900	2,104,942
Bausch & Lomb, Inc.	16,700	1,076,482
Baxter International, Inc.	193,000	6,666,220
Becton, Dickinson & Co.	78,700	4,470,160
Biomet, Inc.	79,725	3,459,268
Boston Scientific Corp.*	264,400	9,399,420
Fisher Scientific International, Inc.*^	36,100	2,251,918
Guidant Corp.	98,800	7,123,480
Hospira, Inc.*.	48,960	1,640,160
Medtronic, Inc.	379,800	18,864,666
Millipore Corp.*	15,600	777,036
PerkinElmer, Inc.	40,200	904,098
St. Jude Medical, Inc.*	111,172	4,661,442
Stryker Corp.	126,000	6,079,500
Thermo Electron Corp.*	51,200	1,545,728
Waters Corp.*	37,100	1,735,909
Zimmer Holdings, Inc.*	77,000	6,169,240

		80,253,272

Health Care Providers & Services (2.3%)
Aetna, Inc.	48,243	6,018,314
AmerisourceBergen Corp.	35,300	2,071,404
Cardinal Health, Inc.	135,125	7,857,519
Caremark Rx, Inc.*	146,300	5,768,609
CIGNA Corp.	43,200	3,523,824
Express Scripts, Inc.*	24,400	1,865,136
HCA, Inc.^	151,600	6,057,936
Health Management Associates, Inc., Class A	76,400	1,735,808
Humana, Inc.*	50,000	1,484,500
IMS Health, Inc.	73,370	1,702,918
Laboratory Corp. of America Holdings*	43,900	2,187,098
Manor Care, Inc.	27,400	970,782
McKesson Corp.	92,181	2,900,014
Medco Health Solutions, Inc.*	85,436	3,554,137
Quest Diagnostics, Inc.	32,000	3,057,600
Tenet Healthcare Corp.*	146,300	1,606,374
UnitedHealth Group, Inc.	208,700	18,371,861
WellPoint, Inc.*	93,200	10,718,000

		81,451,834

Pharmaceuticals (6.8%)
Abbott Laboratories	490,200	22,867,830
Allergan, Inc.	41,400	3,356,298
Bristol-Myers Squibb Co.	610,800	15,648,696
Eli Lilly & Co.	355,000	20,146,250
Forest Laboratories, Inc.*	116,300	5,217,218
Johnson & Johnson	932,010	59,108,074
King Pharmaceuticals, Inc.*	75,810	940,044
Merck & Co., Inc.	696,700	22,391,938
Mylan Laboratories, Inc.^	84,300	1,490,424
Pfizer, Inc.	2,370,972	63,755,437
Schering-Plough Corp.	462,300	9,652,824
Watson Pharmaceuticals, Inc.*	34,300	1,125,383
Wyeth	418,800	17,836,692

		243,537,108

Total Health Care		450,798,187

Industrials (11.7%)
Aerospace & Defense (2.0%)
Boeing Co.	263,574	13,645,226
General Dynamics Corp.	62,800	6,568,880
Goodrich Corp.	37,300	1,217,472
Honeywell International, Inc.	269,912	9,557,584
L-3 Communications Holdings, Inc.	33,900	2,482,836
Lockheed Martin Corp.	139,708	7,760,780
Northrop Grumman Corp.	112,620	6,122,023
Raytheon Co.	141,600	5,498,328
Rockwell Collins, Inc.	55,600	2,192,864
United Technologies Corp.	160,700	16,608,345

		71,654,338

Air Freight & Logistics (1.1%)
FedEx Corp.	94,360	9,293,516
Ryder System, Inc.^.	20,200	964,954
United Parcel Service, Inc./Georgia, Class B	353,100	30,175,926

		40,434,396

Airlines (0.1%)
Delta Air Lines, Inc.*^	39,400	294,712
Southwest Airlines Co.	248,068	4,038,547

		4,333,259

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Building Products (0.2%)
American Standard Cos., Inc.*	67,200	$2,776,704
Masco Corp	136,000	4,968,080

		7,744,784

Commercial Services & Supplies (1.0%)
Allied Waste Industries, Inc.*^	99,900	927,072
Apollo Group, Inc., Class A*	60,600	4,891,026
Avery Dennison Corp .	34,700	2,080,959
Cendant Corp.	331,479	7,749,979
Cintas Corp.	53,800	2,359,668
Equifax, Inc.	42,700	1,199,870
H&R Block, Inc.	51,800	2,538,200
Monster Worldwide, Inc.*^	37,200	1,251,408
Pitney Bowes, Inc.	72,600	3,359,928
R.R. Donnelley & Sons Co.	68,800	2,427,952
Robert Half International, Inc.	54,100	1,592,163
Waste Management, Inc.	182,056	5,450,757

		35,828,982

Construction & Engineering (0.1%)
Fluor Corp.^	26,200	1,428,162

Electrical Equipment (0.4%)
American Power Conversion Corp.	62,900	1,346,060
Cooper Industries Ltd., Class A	29,700	2,016,333
Emerson Electric Co.	131,900	9,246,190
Power-One, Inc.*	26,300	234,596
Rockwell Automation, Inc.	57,900	2,868,945

		15,712,124

Industrial Conglomerates (4.7%)
3M Co.	245,800	20,172,806
General Electric Co.	3,315,400	121,012,100
Textron, Inc.	43,500	3,210,300
Tyco International Ltd.	630,752	22,543,077

		166,938,283

Machinery (1.5%)
Caterpillar, Inc.	107,600	10,492,076
Cummins, Inc.	13,900	1,164,681
Danaher Corp.	96,800	5,557,288
Deere & Co.	77,900	5,795,760
Dover Corp.	63,800	2,675,772
Eaton Corp.	47,600	3,444,336
Illinois Tool Works, Inc.	94,900	8,795,332
Ingersoll-Rand Co., Class A	54,450	4,372,335
ITT Industries, Inc.	29,000	2,449,050
Navistar International Corp.*^	21,900	963,162
PACCAR, Inc.	54,500	4,386,160
Pall Corp.	39,200	1,134,840
Parker-Hannifin Corp.	37,550	2,844,037

		54,074,829

Road & Rail (0.5%)
Burlington Northern Santa Fe Corp.	116,953	5,533,046
CSX Corp.	67,400	2,701,392
Norfolk Southern Corp.	123,600	4,473,084
Union Pacific Corp.	81,400	5,474,150

		18,181,672

Trading Companies & Distributors (0.1%)
Grainger (W.W.), Inc.	28,600	1,905,332

Total Industrials		418,236,161

Information Technology (15.9%)
Communications Equipment (2.7%)
ADC Telecommunications, Inc.*^	254,000	680,720
Andrew Corp.*^	50,400	686,952
Avaya, Inc.*	142,077	2,443,725
CIENA Corp.*	178,700	596,858
Cisco Systems, Inc.*	2,123,100	40,975,830
Comverse Technology, Inc.*	61,400	1,501,230
Corning, Inc.*	437,542	5,149,869
JDS Uniphase Corp.*	452,200	1,433,474
Lucent Technologies, Inc.*^	1,353,186	5,087,979
Motorola, Inc.^	741,802	12,758,995
QUALCOMM, Inc.	511,100	21,670,640
Scientific-Atlanta, Inc.	48,100	1,587,781
Tellabs, Inc.*	130,600	1,121,854

		95,695,907

Computers & Peripherals (3.9%)
Apple Computer, Inc.*	121,800	7,843,920
Dell, Inc.*	783,900	33,033,546
EMC Corp.*	755,050	11,227,593
Gateway, Inc.*	117,000	703,170
Hewlett-Packard Co.	948,272	19,885,264
International Business Machines Corp.	526,100	51,862,938
Lexmark International, Inc., Class A*	40,700	3,459,500
NCR Corp.*	29,600	2,049,208
Network Appliance, Inc.*^	112,300	3,730,606
QLogic Corp.*	29,000	1,065,170
Sun Microsystems, Inc.*	1,044,400	5,618,872

		140,479,787

Electronic Equipment & Instruments (0.4%)
Agilent Technologies, Inc.*	152,423	3,673,394
Jabil Circuit, Inc.*	63,100	1,614,098
Molex, Inc.^	59,550	1,786,500
Sanmina-SCI Corp.*	163,600	1,385,692
Solectron Corp.*	301,900	1,609,127
Symbol Technologies, Inc.	75,100	1,299,230
Tektronix, Inc.	28,800	870,048

		12,238,089

Internet Software & Services (0.5%)
Yahoo!, Inc.*	427,200	16,096,896

IT Services (1.1%)
Affiliated Computer Services, Inc., Class A*	40,200	2,419,638
Automatic Data Processing, Inc.	183,400	8,133,790
Computer Sciences Corp.*	59,300	3,342,741
Convergys Corp.*	44,700	670,053
Electronic Data Systems Corp.	160,800	3,714,480
First Data Corp.	269,249	11,453,852
Fiserv, Inc.*	61,300	2,463,647
Paychex, Inc.	118,675	4,044,444
Sabre Holdings Corp., Class A	43,042	953,811
Sungard Data Systems, Inc.*	90,500	2,563,865
Unisys Corp.*	105,100	1,069,918

		40,830,239

Office Electronics (0.1%)
Xerox Corp.*	263,400	4,480,434

Semiconductors & Semiconductor Equipment (3.0%)
Advanced Micro Devices, Inc.*	111,400	2,453,028
Altera Corp.*	116,700	2,415,690
Analog Devices, Inc.	118,800	4,386,096
Applied Materials, Inc.*	533,200	9,117,720
Applied Micro Circuits Corp.*^	98,300	413,843
Broadcom Corp., Class A*	101,100	3,263,508
Freescale Semiconductor, Inc., Class B*	126,900	2,329,884
Intel Corp.	2,014,300	47,114,477
KLA-Tencor Corp.*	61,700	2,873,986
Linear Technology Corp.	96,600	3,744,216
LSI Logic Corp.*^	120,800	661,984

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Maxim Integrated Products, Inc.	102,000	$4,323,780
Micron Technology, Inc.*	192,000	2,371,200
National Semiconductor Corp.	112,400	2,017,580
Novellus Systems, Inc.*^	44,800	1,249,472
NVIDIA Corp.*	52,200	1,229,832
PMC-Sierra, Inc.*^	55,500	624,375
Teradyne, Inc.*	60,900	1,039,563
Texas Instruments, Inc.	543,581	13,382,964
Xilinx, Inc.	109,000	3,231,850

		108,245,048

Software (4.2%)
Adobe Systems, Inc.	75,300	4,724,322
Autodesk, Inc.	71,200	2,702,040
BMC Software, Inc.*	70,000	1,302,000
Citrix Systems, Inc.*	53,100	1,302,543
Computer Associates International, Inc.	183,725	5,706,499
Compuware Corp.*	121,200	784,164
Electronic Arts, Inc.*	95,400	5,884,272
Intuit, Inc.*	60,200	2,649,402
Mercury Interactive Corp.*^	29,200	1,330,060
Microsoft Corp.	3,414,100	91,190,611
Novell, Inc.*	121,400	819,450
Oracle Corp.*	1,623,620	22,276,066
Parametric Technology Corp.*	84,500	497,705
Siebel Systems, Inc.*	158,700	1,666,350
Symantec Corp.*	198,000	5,100,480
VERITAS Software Corp.*	135,900	3,879,945

		151,815,909

Total Information Technology		569,882,309

Materials (3.1%)
Chemicals (1.6%)
Air Products & Chemicals, Inc.	71,400	4,139,058
Dow Chemical Co.	295,001	14,605,500
DuPont (E.I.) de Nemours & Co.	313,326	15,368,640
Eastman Chemical Co.	24,400	1,408,612
Ecolab, Inc.	80,800	2,838,504
Engelhard Corp.	39,000	1,196,130
Great Lakes Chemical Corp.^	15,900	452,991
Hercules, Inc.*	35,000	519,750
International Flavors & Fragrances, Inc.^	29,600	1,268,064
Monsanto Co.	83,799	4,655,035
PPG Industries, Inc.	54,000	3,680,640
Praxair, Inc.	102,000	4,503,300
Rohm & Haas Co.	70,406	3,114,057
Sigma-Aldrich Corp.^	21,700	1,311,982

		59,062,263

Construction Materials (0.1%)
Vulcan Materials Co.	32,100	1,752,981

Containers & Packaging (0.2%)
Ball Corp.	35,300	1,552,494
Bemis Co.	33,500	974,515
Pactiv Corp.*	47,100	1,191,159
Sealed Air Corp.*	26,417	1,407,233
Temple-Inland, Inc.	17,500	1,197,000

		6,322,401

Metals & Mining (0.7%)
Alcoa, Inc.	273,148	8,582,310
Allegheny Technologies, Inc.^	29,850	646,850
Freeport-McMoRan Copper & Gold, Inc., Class B^	55,600	2,125,588
Newmont Mining Corp.	139,200	6,181,872
Nucor Corp.	49,800	2,606,532
Phelps Dodge Corp.	29,548	2,922,888
United States Steel Corp.	35,600	1,824,500

		24,890,540

Paper & Forest Products (0.5%)
Georgia-Pacific Corp.	81,104	3,039,778
International Paper Co.	152,735	6,414,870
Louisiana-Pacific Corp.^	34,300	917,182
MeadWestvaco Corp.	63,329	2,146,220
Neenah Paper Inc.^	4,707	153,448
Weyerhaeuser Co.	75,200	5,054,944

		17,726,442

Total Materials		109,754,627

Telecommunication Services (3.2%)
Diversified Telecommunication Services (2.9%)
Alltel Corp.	96,800	5,687,968
AT&T Corp.	249,523	4,755,908
BellSouth Corp.	574,800	15,973,692
CenturyTel, Inc.	42,350	1,502,155
Citizens Communications Co.^ .	104,100	1,435,539
Qwest Communications International, Inc.*	569,943	2,530,547
SBC Communications, Inc.	1,040,433	26,811,958
Sprint Corp.^	456,100	11,334,085
Verizon Communications, Inc.	869,346	35,217,207

		105,249,059

Wireless Telecommunication Services (0.3%)
Nextel Communications, Inc., Class A*	349,600	10,488,000

Total Telecommunication Services		115,737,059

Utilities (2.9%)
Electric Utilities (2.0%)
Allegheny Energy, Inc.*	43,000	847,530
Ameren Corp.	61,000	3,058,540
American Electric Power Co., Inc.^	124,180	4,264,341
CenterPoint Energy, Inc.^	96,500	1,090,450
Cinergy Corp.	56,700	2,360,421
CMS Energy Corp.*^	59,500	621,775
Consolidated Edison, Inc.	75,800	3,316,250
DTE Energy Co.	54,600	2,354,898
Edison International, Inc.	102,300	3,276,669
Entergy Corp.	71,300	4,819,167
Exelon Corp.	207,300	9,135,711
FirstEnergy Corp.	103,601	4,093,276
FPL Group, Inc.^	58,200	4,350,450
PG&E Corp.*^	125,900	4,189,952
Pinnacle West Capital Corp.	28,700	1,274,567
PPL Corp.^	59,344	3,161,848
Progress Energy, Inc.^	77,500	3,506,100
Southern Co.^	231,800	7,769,936
TECO Energy, Inc.^	62,400	957,216
TXU Corp.	78,100	5,042,136
Xcel Energy, Inc.^	125,545	2,284,919

		71,776,152

Gas Utilities (0.1%)
KeySpan Corp.^	50,300	1,984,335
Nicor, Inc.^	13,800	509,772
NiSource, Inc.	82,659	1,882,972
Peoples Energy Corp.^	11,800	518,610

		4,895,689

Multi-Utilities & Unregulated Power (0.8%)
AES Corp.*	202,900	2,773,643
Calpine Corp.*^	167,300	659,162
Constellation Energy Group, Inc.	55,100	2,408,421
Dominion Resources, Inc.^	103,723	7,026,196
Duke Energy Corp.	294,460	7,458,672

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Dynegy, Inc., Class A*^	119,113	$550,302
Public Service Enterprise Group, Inc.^	74,500	3,856,865
Sempra Energy	72,722	2,667,443

		27,400,704

Total Utilities		104,072,545

Total Common Stocks (99.1%) (Cost $3,128,688,006)		3,552,418,449

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Securities (0.8%)
Federal Home Loan Bank
1.25%, 1/3/05 (o)	$27,200,000	27,197,166
U.S. Treasury Bills
1.86%, 1/13/05 #	2,500,000	2,498,321

Total Government Securities		29,695,487

	Number of Shares
Short-Term Fund of Cash Collateral for Securities Loaned (0.2%)
Morgan Stanley Institutional Liquidity Fund
2.18%, 1/3/05	6,000,000	6,000,000

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (2.9%)
Bank of America Corp.
2.39%, 1/7/05(l)	$5,000,000	5,000,000
Bavaria Corp.
2.37%, 1/6/05	9,996,050	9,996,050
General Electric Capital Corp.
2.40, 3/29/06(l)	5,003,100	5,003,100
Giro Balance Funding Corp.
2.30%, 1/3/05	9,998,083	9,998,083
Govco, Inc.
2.10%, 1/05/05	4,982,003	4,982,003
ING USA
2.41%, 2/18/05	10,000,000	10,000,000
Landale Funding LLC
2.36%, 1/18/05	7,982,245	7,982,245
Liberty Street Funding Co.
2.35%, 1/31/05	9,979,764	9,979,764
Merrill Lynch Mortgage Capital
2.41%, 2/3/05(l)	10,000,000	10,000,000
New Center Asset Trust
2.32%, 1/27/05	2,555,092	2,555,092
Skandinaviska Enskilda Banken AB
2.29%, 2/1/05	8,964,090	8,964,090
Tango Finance Corp.
2.33%, 8/8/05(l)	10,000,000	10,000,000
UBS Finance, Inc.
2.23%, 1/3/05	1,617,266	1,617,266
Westdeutsche Landesbank N.Y.
2.34%, 6/22/05(l)	9,998,750	9,998,750

Total Short-Term Investments of Cash Collateral for Securities Loaned		106,076,443

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	131,518	131,518

Total Short-Term Debt Securities (3.9%) (Amortized Cost $141,903,448)		141,903,448

Total Investments (103.0%) (Cost/Amortized Cost $3,270,591,454)		3,694,321,897
Other Assets Less Liabilities (-3.0%)		(109,595,376)

Net Assets (100%)		$3,584,726,521

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating rate security. Rate disclosed is as of December 31, 2004.
(o)	Discount note security. Effective rate calculated as of December 31, 2004.

Glossary:

REIT — Real Estate Investment Trust

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Appreciation
S&P 500 Index	57	March-05	$17,072,000	$17,295,225	$223,225

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$185,981,626
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	42,310,266

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$804,155,222
Aggregate gross unrealized depreciation	(385,145,124)

Net unrealized appreciation	$419,010,098

Federal income tax cost of investments	$3,275,311,799

At December 31, 2004, the Portfolio had loaned securities with a total value $109,900,417. This was secured by collateral of $112,146,507 which $112,076,443 was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $70,064 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $35,934,237 which expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $9,066,202 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.1%)
Hotels, Restaurants & Leisure (3.1%)
International Game Technology	95,200	$3,272,976
Shuffle Master, Inc.*^	45,000	2,119,500
Starbucks Corp.*	9,500	592,420

		5,984,896

Internet & Catalog Retail (6.3%)
Amazon.com, Inc.*	120,000	5,314,800
eBay, Inc.*	59,200	6,883,776

		12,198,576

Specialty Retail (3.9%)
Best Buy Co., Inc.	59,400	3,529,548
Chico’s FAS, Inc.*^	87,800	3,997,534

		7,527,082

Textiles, Apparel & Luxury Goods (2.8%)
Coach, Inc.*	65,500	3,694,200
Deckers Outdoor Corp.*^	35,000	1,644,650

		5,338,850

Total Consumer Discretionary		31,049,404

Consumer Staples (5.0%)
Beverages (0.7%)
PepsiCo, Inc.	24,000	1,252,800

Food & Staples Retailing (0.8%)
BJ’s Wholesale Club, Inc.*	55,000	1,602,150

Food Products (2.0%)
McCormick & Co., Inc. (Non-Voting)	100,000	3,860,000

Personal Products (1.5%)
Estee Lauder Cos., Inc., Class A	65,000	2,975,050

Total Consumer Staples		9,690,000

Energy (5.5%)
Energy Equipment & Services (2.0%)
Rowan Cos., Inc.*	85,000	2,201,500
Weatherford International Ltd.*	33,000	1,692,900

		3,894,400

Oil & Gas (3.5%)
Apache Corp.	76,700	3,878,719
Teekay Shipping Corp.^	9,300	391,623
XTO Energy, Inc.	67,050	2,372,229

		6,642,571

Total Energy		10,536,971

Financials (2.4%)
Consumer Finance (2.4%)
American Express Co.	83,000	4,678,710

Total Financials		4,678,710

Health Care (14.3%)
Health Care Equipment & Supplies (6.8%)
Alcon, Inc.	27,000	2,176,200
Cooper Cos., Inc.^	33,500	2,364,765
Medtronic, Inc.	45,280	2,249,057
Millipore Corp.*	37,400	1,862,894
St. Jude Medical, Inc.*	82,800	3,471,804
Stryker Corp.	20,800	1,003,600

		13,128,320

Health Care Providers & Services (5.7%)
Aetna, Inc	27,500	3,430,625
American Healthways, Inc.*^	78,500	2,593,640
Caremark Rx, Inc.*	128,000	5,047,040

		11,071,305

Pharmaceuticals (1.8%)
Endo Pharmaceuticals Holdings, Inc.*	100,000	2,102,000
Mylan Laboratories, Inc.^	75,000	1,326,000

		3,428,000

Total Health Care		27,627,625

Industrials (12.2%)
Aerospace & Defense (1.9%)
L-3 Communications Holdings, Inc.	27,000	1,977,480
Lockheed Martin Corp.	32,000	1,777,600

		3,755,080

Building Products (1.0%)
Masco Corp.	50,000	1,826,500

Commercial Services & Supplies (1.2%)
Cendant Corp.	100,500	2,349,690

Electrical Equipment (2.1%)
Cooper Industries Ltd., Class A	60,900	4,134,501

Industrial Conglomerates (4.3%)
General Electric Co.	134,000	4,891,000
Tyco International Ltd.	95,000	3,395,300

		8,286,300

Trading Companies & Distributors (1.7%)
Fastenal Co.^	53,000	3,262,680

Total Industrials		23,614,751

Information Technology (35.5%)
Communications Equipment (7.5%)
Cisco Systems, Inc.*	93,300	1,800,690
Corning, Inc.*	225,000	2,648,250
Motorola, Inc.	250,000	4,300,000
QUALCOMM, Inc.	106,400	4,511,360
Research In Motion Ltd.*	15,000	1,236,300

		14,496,600

Computers & Peripherals (5.6%)
Apple Computer, Inc.*	45,000	2,898,000
Dell, Inc.*	90,000	3,792,600
EMC Corp.*	200,000	2,974,000
PalmOne, Inc.*^	37,500	1,183,125

		10,847,725

Electronic Equipment & Instruments (1.1%)
Flextronics International Ltd.*	155,000	2,142,100

Internet Software & Services (6.8%)
SINA Corp.*	83,000	2,660,980
VeriSign, Inc.*	165,000	5,530,800
Yahoo!, Inc.*	130,000	4,898,400

		13,090,180

IT Services (5.2%)
Affiliated Computer Services, Inc., Class A*	80,000	4,815,200
Cognizant Technology Solutions Corp., Class A*	125,000	5,291,250

		10,106,450

Office Electronics (1.0%)
Zebra Technologies Corp., Class A*	35,500	1,997,940

Semiconductors & Semiconductor Equipment (5.6%)
Altera Corp.*	100,000	2,070,000
Intel Corp.	121,500	2,841,885
Marvell Technology Group Ltd.*	88,000	3,121,360
Texas Instruments, Inc.	110,000	2,708,200

		10,741,445

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Software (2.7%)
Microsoft Corp.	192,000	$5,128,320

Total Information Technology		68,550,760

Materials (2.7%)
Chemicals (1.2%)
Air Products & Chemicals, Inc.	41,000	2,376,770

Metals & Mining (1.5%)
Massey Energy Co.^	82,400	2,879,880

Total Materials		5,256,650

Total Common Stocks (93.7%) (Cost $159,157,297)		181,004,871

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (8.1%)
Nomura Securities
2.36%, 1/3/05	$9,636,121	9,636,121
2.38%, 1/3/05	5,000,000	5,000,000
Washington Mutual Bank
2.28%, 2/15/05	1,000,000	1,000,000

Total Short-Term Investment of Cash Collateral for Securities Loaned		15,636,121

Time Deposit (2.9%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	5,638,862	5,638,862

Total Short-Term Debt Securities (11.0%) (Amortized Cost $21,274,983)		21,274,983

Total Investments (104.7%) (Cost/Amortized Cost $180,432,280)		202,279,854
Other Assets Less Liabilities (-4.7%)		(9,030,265)

Net Assets (100%)		$193,249,589

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$293,593,146
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	231,225,654

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,762,883
Aggregate gross unrealized depreciation	(1,516,674)

Net unrealized appreciation	$21,246,209

Federal income tax cost of investments	$181,033,645

At December 31, 2004, the Portfolio had loaned securities with a total value $15,385,804. This was secured by collateral of $15,636,121 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $1,120 as brokerage commissions with Bernstein (Sanford C.) & Co., and $312 with Wachovia Corp. affiliated broker/dealers.

The Portfolio utilized net capital loss carryforward of $1,294,158 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (22.1%)
Commercial Services & Supplies (1.5%)
Knoll, Inc.*	1,019,200	$17,836,000

Hotels, Restaurants & Leisure (5.8%)
Royal Caribbean Cruises Ltd.^	868,100	47,259,364
Wendy’s International, Inc.	515,200	20,226,752

		67,486,116

Household Durables (6.0%)
Harman International Industries, Inc.	556,200	70,637,400

Leisure Equipment & Products (0.6%)
Eastman Kodak Co.	206,600	6,662,850

Media (6.6%)
Cumulus Media, Inc., Class A*^	130,295	1,964,849
Entercom Communications Corp.*	81,100	2,910,679
Lamar Advertising Co., Class A*^	115,300	4,932,534
NTL, Inc.*^	456,063	33,274,356
Omnicom Group, Inc .	359,600	30,321,472
Salem Communications Corp., Class A*^	133,204	3,323,440

		76,727,330

Specialty Retail (1.6%)
RadioShack Corp.	301,800	9,923,184
Tiffany & Co.	289,000	9,239,330

		19,162,514

Total Consumer Discretionary		258,512,210

Consumer Staples (6.0%)
Beverages (1.6%)
Adolph Coors Co., Class B	246,100	18,622,387

Food & Staples Retailing (2.4%)
Safeway, Inc.*	1,393,600	27,509,664

Food Products (2.0%)
Archer-Daniels-Midland Co.	438,400	9,780,704
Bunge Ltd.^	241,000	13,739,410

		23,520,114

Total Consumer Staples		69,652,165

Energy (8.5%)
Energy Equipment & Services (8.5%)
BJ Services Co.	147,900	6,883,266
ENSCO International, Inc.	264,400	8,392,056
Grant Prideco, Inc.*	579,700	11,622,985
National-Oilwell, Inc.*	333,207	11,758,875
Noble Corp.*	351,800	17,498,532
SEACOR Holdings, Inc.*	62,400	3,332,160
Tenaris S.A. (ADR)	113,000	5,525,700
Varco International, Inc.*	719,000	20,958,850
Weatherford International Ltd.*	261,970	13,439,061

Total Energy		99,411,485

Financials (4.5%)
Diversified Financial Services (2.9%)
Archipelago Holdings, Inc.*	275,800	5,786,284
Calamos Asset Management, Inc., Class A*	787,800	21,270,600
CapitalSource, Inc.*^	290,900	7,467,403

		34,524,287

Insurance (1.1%)
Ambac Financial Group, Inc.	151,300	12,426,269

Real Estate (0.5%)
Equity Residential Properties Trust (REIT)	147,700	5,343,786

Total Financials		52,294,342

Health Care (8.5%)
Biotechnology (1.2%)
Gen-Probe, Inc.*	12,200	551,562
ImClone Systems, Inc.*	128,000	5,898,240
Neurocrine Biosciences, Inc.*	149,100	7,350,630

		13,800,432

Health Care Equipment & Supplies (6.6%)
Baxter International, Inc.	592,800	20,475,312
Cytyc Corp.*	619,700	17,085,129
Fisher Scientific International, Inc.*^	558,268	34,824,758
Kinetic Concepts, Inc.*	62,500	4,768,750
Ventana Medical Systems, Inc.*^	8,500	543,915

		77,697,864

Pharmaceuticals (0.7%)
Watson Pharmaceuticals, Inc.*	239,600	7,861,276

Total Health Care		99,359,572

Industrials (14.2%)
Aerospace & Defense (2.6%)
Empresa Brasileira de Aeronautica S.A. (ADR)^	928,200	31,039,008

Airlines (1.7%)
Ryanair Holdings plc (ADR)*^	278,400	11,344,800
Westjet Airlines Ltd.*	899,600	9,002,382

		20,347,182

Commercial Services & Supplies (5.2%)
Career Education Corp.*	820,137	32,805,480
R.R. Donnelley & Sons Co. (New York Exchange)	416,261	14,689,850
R.R. Donnelley & Sons Co. (Toronto Exchange) .	77,301	2,716,164
Universal Technical Institute, Inc.*^	280,640	10,697,997

		60,909,491

Construction & Engineering (1.3%)
Dycom Industries, Inc.*	156,800	4,785,536
Fluor Corp.	186,200	10,149,762

		14,935,298

Machinery (1.3%)
Pentair, Inc.	337,400	14,697,144

Road & Rail (2.1%)
Burlington Northern Santa Fe Corp.	199,900	9,457,269
CSX Corp.	144,900	5,807,592
Norfolk Southern Corp.	248,900	9,007,691

		24,272,552

Transportation Infrastructure (0.0%)
Golden Ocean Group Ltd.*	14,800	9,286

Total Industrials		166,209,961

Information Technology (5.2%)
Electronic Equipment & Instruments (1.6%)
Symbol Technologies, Inc.	1,075,700	18,609,610

IT Services (0.6%)
BearingPoint, Inc.*	822,100	6,601,463

Semiconductors & Semiconductor Equipment (0.7%)
Atmel Corp.*	237,200	929,824

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Freescale Semiconductor, Inc., Class B*	372,700	$6,842,772

		7,772,596

Software (2.3%)
Macrovision Corp.*	161,900	4,164,068
NAVTEQ Corp.*	135,900	6,300,324
Symantec Corp.*	657,200	16,929,472

		27,393,864

Total Information Technology		60,377,533

Materials (12.4%)
Chemicals (8.9%)
Agrium, Inc. (New York Exchange)^	430,800	7,258,980
Agrium, Inc. (Toronto Exchange)	700	11,831
Lyondell Chemical Co.^	490,300	14,179,476
Monsanto Co.	526,600	29,252,630
Mosaic Co.*^	696,600	11,368,512
Potash Corp. of Saskatchewan, Inc.	430,900	35,797,128
Syngenta AG (ADR)*	279,300	5,963,055

		103,831,612

Containers & Packaging (0.5%)
Pactiv Corp.*	232,900	5,890,041

Metals & Mining (3.0%)
Freeport-McMoRan Copper & Gold, Inc., Class B	188,500	7,206,355
Harmony Gold Mining Co., Ltd. (ADR)^	735,200	6,815,304
Newmont Mining Corp.	490,400	21,778,664

		35,800,323

Total Materials		145,521,976

Telecommunication Services (16.4%)
Diversified Telecommunication Services (5.0%)
Citizens Communications Co.	2,395,349	33,031,863
Philippine Long Distance Telephone Co. (ADR)*^	152,300	3,796,839
PT Indosat Tbk (ADR)^	350,900	10,941,062
Telewest Global, Inc.*	270,900	4,762,422
TELUS Corp. (Non-Voting)	228,200	6,616,590

		59,148,776

Wireless Telecommunication Services (11.4%)
American Tower Corp., Class A*	1,081,590	19,901,256
Nextel Communications, Inc., Class A*	3,131,300	93,939,000
Spectrasite, Inc.*^	333,300	19,298,070

		133,138,326

Total Telecommunication Services		192,287,102

Total Common Stocks (97.8%) (Cost $948,373,419)		1,143,626,346

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Repurchase Agreement (2.1%)
JPMorgan Securities, Inc., 0.75% dated 12/31/04, due 1/3/05, to be repurchased at $25,001,541, collateralized by $22,548,000 of Federal National Mortgage Association, 6.00% due 5/1/11	$25,000,000	25,000,000

Short-Term Investments of Cash Collateral for Securities Loaned (11.3%)
Concord Minutemen C.C. LLC, Series A
2.37%, 4/14/05(l)	$9,999,323	$9,999,323
General Electric Capital Corp.
2.40%, 3/29/06(l)	7,004,341	7,004,341
2.42%, 5/12/06(l)	5,015,706	5,015,706
General Electric Co.
2.09%, 10/24/05(l)	5,003,097	5,003,097
ING USA
2.41%, 2/18/05	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
2.13%, 10/19/06(l)	10,000,000	10,000,000
Metropolitan Life Global Funding
2.56%, 3/17/06(l)	4,997,387	4,997,387
Monumental Global Funding II
2.26%, 2/11/05(l)	10,003,474	10,003,474
2.05%, 7/6/05(l)	5,000,474	5,000,474
Morgan Stanley & Co.
2.49%, 1/2/06(l)	7,500,000	7,500,000
Nomura Securities
2.36%, 1/3/05	15,161,790	15,161,790
2.38%, 1/3/05	10,000,000	10,000,000
Nordeutsche Landesbank N.Y.
2.43%, 3/30/06(l)	19,982,908	19,982,908
Westdeutsche Landesbank N.Y.
2.34%, 7/13/05(l)	11,996,381	11,996,381

Total Short-Term Investments of Cash Collateral for Securities Loaned		131,664,881

Time Deposit (0.1%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	1,427,202	1,427,202

Total Short-Term Debt Securities (13.5%) (Amortized Cost $158,092,083)		158,092,083

Total Investments (111.3%) (Cost/Amortized Cost $1,106,465,502)		1,301,718,429
Other Assets Less Liabilities (-11.3%)		(132,102,158)

Net Assets (100%)		$1,169,616,271

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,337,240,878
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,119,933,404

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$205,894,401
Aggregate gross unrealized depreciation	(14,058,825)

Net unrealized appreciation	$191,835,576

Federal income tax cost of investments	$1,109,882,853

At December 31, 2004, the Portfolio had loaned securities with a total value $129,185,536. This was secured by collateral of $131,664,881 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.1%)
Auto Components (0.5%)
Keystone Automotive Industries, Inc.*^	237,100	$5,512,575
Noble International Ltd.	70,400	1,435,456

		6,948,031

Distributors (0.5%)
Advanced Marketing Services, Inc.^	149,600	1,504,976
Beacon Roofing Supply, Inc.*^	168,122	3,338,903
LKQ Corp.*^	142,598	2,861,942

		7,705,821

Hotels, Restaurants & Leisure (3.3%)
AFC Enterprises, Inc.*^	111,805	2,644,188
Ambassadors Group, Inc.^	101,483	3,613,810
Brinker International, Inc.*	119,160	4,178,941
Caesars Entertainment, Inc.*	90,400	1,820,656
CBRL Group, Inc.	4,500	188,325
Dominos Pizza, Inc.	157,900	2,810,620
Harrah’s Entertainment, Inc.	37,400	2,501,686
Hilton Hotels Corp.	95,600	2,173,944
Mandalay Resort Group	40,120	2,825,652
Outback Steakhouse, Inc.	113,800	5,209,764
Penn National Gaming, Inc.*^	89,800	5,437,390
Royal Caribbean Cruises Ltd.^	150,860	8,212,818
Wendy’s International, Inc.	95,000	3,729,700
Yum! Brands, Inc.*	40,020	1,888,144

		47,235,638

Household Durables (1.5%)
Blount International, Inc.*	184,600	3,215,732
Jarden Corp.*^	246,900	10,725,336
Lifetime Hoan Corp.	9,102	144,722
Newell Rubbermaid, Inc.	184,300	4,458,217
Yankee Candle Co., Inc.*	86,400	2,866,752

		21,410,759

Internet & Catalog Retail (0.2%)
Insight Enterprises, Inc.*^	139,900	2,870,748

Leisure Equipment & Products (1.0%)
Brunswick Corp.	102,400	5,068,800
Eastman Kodak Co.	186,300	6,008,175
K2, Inc.*^	119,700	1,900,836
RC2 Corp.*^	55,994	1,825,404

		14,803,215

Media (1.2%)
Clear Channel Communications, Inc.	75,280	2,521,127
E.W. Scripps Co., Class A	27,800	1,342,184
Emmis Communications Corp., Class A*^	114,326	2,193,916
New Frontier Media, Inc.*	70,500	558,290
Reader’s Digest Association, Inc. (Non-Voting)^	240,900	3,350,919
Time Warner, Inc.*	3,700	71,928
Tribune Co.	72,500	3,055,150
Viacom, Inc., Class B	100,843	3,669,677

		16,763,191

Multiline Retail (0.8%)
Big Lots, Inc.*^	282,520	3,426,967
Family Dollar Stores, Inc.	98,300	3,069,909
Nordstrom, Inc.	119,190	5,569,749

		12,066,625

Specialty Retail (3.1%)
Asbury Automotive Group, Inc.*	89,300	1,230,554
Autonation, Inc.*	102,400	1,967,104
Big 5 Sporting Goods Corp.	244,500	7,124,730
Blockbuster, Inc., Class A^	11,991	114,394
Blockbuster, Inc., Class B	11,991	105,641
Circuit City Stores, Inc.	82,100	1,284,044
Group 1 Automotive, Inc.*	21,500	677,250
Lithia Motors, Inc.^	114,647	3,074,832
Men’s Wearhouse, Inc.*^	86,600	2,767,736
Office Depot, Inc.*	93,400	1,621,424
OfficeMax, Inc.	50,500	1,584,690
Pep Boys Manny, Moe & Jack^	176,700	3,016,269
Pier 1 Imports, Inc.	140,900	2,775,730
Pomeroy IT Solutions, Inc.*	87,084	1,324,548
Regis Corp.	127,200	5,870,280
Select Comfort Corp.*^	7,900	141,726
Stage Stores, Inc.*^	38,900	1,615,128
TBC Corp.*	35,144	977,003
Tiffany & Co.	8,800	281,336
Toys R US, Inc.*	83,300	1,705,151
United Auto Group, Inc.^	103,200	3,053,688
Whitehall Jewelers, Inc.*	417,000	3,331,830

		45,645,088

Textiles, Apparel & Luxury Goods (1.0%)
Liz Claiborne, Inc.	144,600	6,103,566
Perry Ellis International, Inc.*	33,200	675,620
Polo Ralph Lauren Corp.	34,780	1,481,628
Timberland Co., Class A*	890	55,776
Warnaco Group, Inc.*^	296,890	6,412,824

		14,729,414

Total Consumer Discretionary		190,178,530

Consumer Staples (2.1%)
Beverages (0.1%)
Cott Corp. (New York Exchange)*^	34,900	863,077
Cott Corp. (Toronto Exchange)*	32,800	812,506

		1,675,583

Food & Staples Retailing (1.2%)
BJ’s Wholesale Club, Inc.*^	364,000	10,603,320
Safeway, Inc.*	314,140	6,201,124

		16,804,444

Food Products (0.4%)
Bunge Ltd.	29,600	1,687,496
Dean Foods Co.*	139,010	4,580,379

		6,267,875

Household Products (0.4%)
Colgate-Palmolive Co.	99,300	5,080,188

Total Consumer Staples		29,828,090

Energy (8.9%)
Energy Equipment & Services (5.4%)
Baker Hughes, Inc.	126,990	5,418,663
BJ Services Co.	87,000	4,048,980
Cooper Cameron Corp.*	111,810	6,016,496
ENSCO International, Inc.	99,400	3,154,956
FMC Technologies, Inc.*	95,300	3,068,660
GlobalSantaFe Corp.	89,900	2,976,589
Grant Prideco, Inc.*	192,100	3,851,605
Halliburton Co.	122,400	4,802,976
Helmerich & Payne, Inc.	127,100	4,326,484
Hydril Co.*^	30,200	1,374,402
Nabors Industries Ltd.*	61,200	3,138,948
National-Oilwell, Inc.*^	148,400	5,237,036
Noble Corp.*	104,200	5,182,908
Oceaneering International, Inc.*	88,600	3,306,552
Offshore Logistics, Inc.*	75,900	2,464,473
Oil States International, Inc.*	259,500	5,005,755
Pride International, Inc.*	95,400	1,959,516

EQ ADVISORS TRUST

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Smith International, Inc.*	4,000	$217,640
Superior Energy Services, Inc.*	137,000	2,111,170
Tenaris S.A. (ADR)^	26,600	1,300,740
Transocean, Inc.*	112,000	4,747,680
Unit Corp.*	98,600	3,767,506
Weatherford International Ltd.*	8,700	446,310

		77,926,045

Oil & Gas (3.5%)
Ashland, Inc.	88,400	5,160,792
Atlas America, Inc.*^	64,600	2,309,450
Denbury Resources, Inc.*^	102,600	2,816,370
Encore Acquisition Co.*^	120,000	4,189,200
Energy Partners Ltd.*^	73,200	1,483,764
Forest Oil Corp.*^	83,800	2,658,136
Patina Oil & Gas Corp.	159,300	5,973,750
Petroleum Development Corp.*	115,800	4,466,406
Plains Exploration & Production Co.*^	103,000	2,678,000
Premcor, Inc.	71,900	3,032,023
Range Resources Corp.^	69,300	1,417,878
Swift Energy Co.*^	95,700	2,769,558
Valero Energy Corp.	63,080	2,863,832
Vintage Petroleum, Inc.	118,200	2,681,958
Whiting Petroleum Corp.*^	43,100	1,303,775
World Fuel Services Corp.^	89,400	4,452,120

		50,257,012

Total Energy		128,183,057

Financials (15.5%)
Capital Markets (1.5%)
Charles Schwab Corp.	131,800	1,576,328
Janus Capital Group, Inc.	166,960	2,806,598
Lehman Brothers Holdings, Inc.	41,600	3,639,168
Merrill Lynch & Co., Inc.	75,400	4,506,658
Nuveen Investments, Inc., Class A^	94,000	3,710,180
State Street Corp.	55,900	2,745,808
Waddell & Reed Financial, Inc.	111,900	2,673,291

		21,658,031

Commercial Banks (2.9%)
Bank of America Corp.	75,198	3,533,554
Center Financial Corp.	108,100	2,164,162
EuroBancshares, Inc.*^	218,846	4,595,766
Hanmi Financial Corp.^	161,722	5,812,289
IBERIABANK Corp.^	26,792	1,777,917
Independent Bank Corp./Massachusetts^	53,035	1,789,931
Nara Bancorp, Inc.^	133,608	2,841,842
North Fork Bancorp, Inc.	25,200	727,020
Old Second Bancorp, Inc.	21,600	688,608
Prosperity Bancshares, Inc.^	70,989	2,073,589
Republic Bancorp, Inc., Class A^	40,618	1,043,882
Santander BanCorp^	21,200	639,392
Southwest Bancorp, Inc./Oklahoma^	53,500	1,309,680
Umpqua Holdings Corp.	124,400	3,136,124
UnionBanCal Corp.	59,960	3,866,221
Wachovia Corp.	113,530	5,971,678

		41,971,655

Consumer Finance (0.5%)
MBNA Corp.	139,100	3,921,229
Student Loan Corp.^	17,400	3,201,600

		7,122,829

Diversified Financial Services (0.1%)
Citigroup, Inc.	26,700	1,286,406

Insurance (5.9%)
Aflac, Inc.	121,020	4,821,437
Ambac Financial Group, Inc.	60,400	4,960,652
Berkshire Hathaway, Inc., Class A*	57	5,010,300
Fidelity National Financial, Inc.	287,800	13,143,826
IPC Holdings Ltd .	50,996	2,218,836
LandAmerica Financial Group, Inc.^	64,700	3,489,271
Marsh & McLennan Cos., Inc.	69,300	2,279,970
MBIA, Inc.	87,900	5,562,312
Metlife, Inc.	86,900	3,520,319
Montpelier Reinsurance Holdings Ltd.	120,800	4,644,760
Philadelphia Consolidated Holdings Corp.*^	169,700	11,223,958
Protective Life Corp.	67,700	2,890,113
Reinsurance Group of America, Inc	118,400	5,736,480
Scottish Annuity & Life Holdings Ltd.^	54,550	1,412,845
St. Paul Travelers Cos., Inc.	126,475	4,688,428
Stancorp Financial Group, Inc.	66,600	5,494,500
Universal American Financial Corp.*^	198,000	3,063,060
Willis Group Holdings Ltd .	36,800	1,515,056

		85,676,123

Real Estate (2.1%)
Alexandria Real Estate Equities, Inc. (REIT)	37,000	2,753,540
Apartment Investment & Management Co. (REIT)	5,640	217,366
Boston Properties, Inc. (REIT)	36,900	2,386,323
CenterPoint Properties Trust (REIT)	73,120	3,501,717
Cornerstone Realty Income Trust, Inc. (REIT)	34,800	347,304
Duke Realty Corp. (REIT)	79,020	2,697,743
Equity Residential Properties Trust (REIT)	64,500	2,333,610
General Growth Properties, Inc. (REIT)	87,360	3,158,937
Kimco Realty Corp. (REIT)	17,300	1,003,227
Public Storage, Inc. (REIT)	38,200	2,129,650
Reckson Associates Realty Corp. (REIT)	84,400	2,769,164
Simon Property Group, Inc. (REIT)	42,900	2,774,343
Trizec Properties, Inc. (REIT)	41,300	781,396
Vornado Realty Trust (REIT)	49,000	3,730,370

		30,584,690

Thrifts & Mortgage Finance (2.5%)
Bank Mutual Corp.	229,230	2,789,729
Countrywide Financial Corp.	144,330	5,341,653
Fannie Mae	30,900	2,200,389
Farmer Mac, Class C^	178,600	4,161,380
Flushing Financial Corp.^	8,300	166,498
Freddie Mac	21,300	1,569,810
Harbor Florida Bancshares, Inc.	81,200	2,810,332
KNBT Bancorp, Inc.^	87,924	1,485,916
NetBank, Inc.^	258,400	2,689,944
R&G Financial Corp., Class B	63,800	2,480,544
Sterling Financial Corp./Washington*^	93,000	3,651,180
W Holding Co., Inc.^	308,576	7,078,722

		36,426,097

Total Financials		224,725,831

EQ ADVISORS TRUST

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Health Care (12.0%)
Biotechnology (0.7%)
CSL Ltd./Australia	81,799	$1,875,575
Global Bio-Chem Technology Group Co., Ltd.	1,002,000	657,455
Invitrogen Corp.*^	70,000	4,699,100
Millennium Pharmaceuticals, Inc.*^	232,180	2,814,022

		10,046,152

Health Care Equipment & Supplies (3.0%)
Aspect Medical Systems, Inc.*^	9,000	220,140
Bausch & Lomb, Inc.	1,650	106,359
Baxter International, Inc.	285,270	9,853,226
Becton, Dickinson & Co.	41,940	2,382,192
Dade Behring Holdings, Inc.*	148,410	8,310,960
Fisher Scientific International, Inc.*	321,569	20,059,474
Nutraceutical International Corp.*	191,130	2,945,313
Thermo Electron Corp.*	2,450	73,966

		43,951,630

Health Care Providers & Services (7.5%)
Accredo Health, Inc.*	23,000	637,560
American Dental Partners, Inc.*	18,159	344,295
AMERIGROUP Corp.*^	40,900	3,094,494
AmerisourceBergen Corp.	101,000	5,926,680
Amsurg Corp.*^	115,800	3,420,732
Centene Corp.*^	106,200	3,010,770
Community Health Systems, Inc.*	214,000	5,966,320
Corvel Corp.*^	74,214	1,987,451
DaVita, Inc.*	159,100	6,289,223
Hanger Orthopedic Group, Inc.*^	67,927	550,209
HCA, Inc.	136,380	5,449,745
Humana, Inc.*	114,100	3,387,629
Laboratory Corp. of America Holdings*	49,320	2,457,122
McKesson Corp.	202,200	6,361,212
Molina Healthcare, Inc.*^	174,040	8,071,975
Omnicare, Inc.	145,700	5,044,134
PacifiCare Health Systems, Inc.*	25,500	1,441,260
Pediatrix Medical Group, Inc.*	51,200	3,279,360
Per-Se Technologies, Inc.*^	65,000	1,028,950
Pharmaceutical Product Development, Inc.*^	69,200	2,857,268
Quest Diagnostics, Inc.	51,960	4,964,778
Renal Care Group, Inc.*	280,035	10,078,460
Sierra Health Services, Inc.*^	51,400	2,832,654
Triad Hospitals, Inc.*	90,240	3,357,830
Universal Health Services, Inc., Class B	141,380	6,291,410
WebMD Corp.*^	272,700	2,225,232
WellChoice, Inc.*	137,400	7,337,160

		107,693,913

Pharmaceuticals (0.8%)
Connetics Corp.*^	24,900	604,821
Inkine Pharmaceutical Co.*^	583,300	3,167,319
Schering-Plough Corp.	335,460	7,004,405
Wyeth	18,000	766,620

		11,543,165

Total Health Care		173,234,860

Industrials (14.6%)
Aerospace & Defense (3.6%)
Alliant Techsystems, Inc.*	183,400	11,990,692
DRS Technologies, Inc.*^	147,200	6,286,912
Engineered Support Systems^	53,700	3,180,114
European Aeronautic Defence & Space Co.	121,380	3,529,046
GenCorp, Inc^	61,000	1,132,770
Goodrich Corp.	90,100	2,940,864
Honeywell International, Inc.	74,600	2,641,586
Lockheed Martin Corp.	32,620	1,812,041
Precision Castparts Corp.	157,605	10,351,496
Raytheon Co.	32,500	1,261,975
SI International, Inc.*^	176,829	5,439,260
United Defense Industries, Inc.*	47,000	2,220,750

		52,787,506

Air Freight & Logistics (0.5%)
CNF, Inc.	10,200	511,020
Hub Group, Inc., Class A*	39,023	2,037,781
Pacer International, Inc.*	219,272	4,661,723

		7,210,524

Airlines (0.5%)
ExpressJet Holdings, Inc.*^	93,600	1,205,568
Pinnacle Airlines Corp.*^	97,565	1,360,056
Ryanair Holdings plc (ADR)*^	81,590	3,324,793
Southwest Airlines Co.	55,200	898,656

		6,789,073

Building Products (0.8%)
Masco Corp.	183,000	6,684,990
Quixote Corp.^	63,000	1,280,790
Universal Forest Products, Inc.^	74,599	3,237,596

		11,203,376

Commercial Services & Supplies (2.7%)
ARAMARK Corp., Class B	116,800	3,096,368
Corrections Corp. of America*	284,500	11,508,025
Geo Group, Inc.*^	316,410	8,410,178
Jackson Hewitt Tax Service, Inc.	130,100	3,285,025
John H. Harland Co.	23,900	862,790
Manpower, Inc.	58,960	2,847,768
Standard Parking Corp.*	22,117	338,390
Steelcase, Inc., Class A^	149,900	2,074,616
Waste Connections, Inc.*^	103,425	3,542,306
West Corp.*^	92,019	3,046,749

		39,012,215

Construction & Engineering (2.5%)
Chicago Bridge & Iron Co., N.V. (N.Y. Shares)	166,950	6,678,000
Dycom Industries, Inc.*	101,940	3,111,209
EMCOR Group, Inc.*^	20,500	926,190
Fluor Corp.^	270,900	14,766,759
Granite Construction, Inc.^	17,900	476,140
Integrated Electrical Services, Inc.*^	586,200	2,837,208
Jacobs Engineering Group, Inc.*	65,200	3,115,908
URS Corp.*^	112,200	3,601,620

		35,513,034

Electrical Equipment (0.3%)
Smith (A.O.) Corp.^	6,830	204,490
Genlyte Group, Inc.*	42,400	3,632,832

		3,837,322

Industrial Conglomerates (0.3%)
Textron, Inc.	19,720	1,455,336
Tyco International Ltd.	97,560	3,486,794

		4,942,130

Machinery (2.6%)
AGCO Corp.*	181,000	3,962,090
Albany International Corp.	131,900	4,637,604
Crane Co.	65,100	1,877,484
Eaton Corp.	15,200	1,099,872
Gardner Denver, Inc.*	96,900	3,516,501
Harsco Corp.	80,200	4,470,348

EQ ADVISORS TRUST

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
JLG Industries, Inc.^	100,500	$1,972,815
Kennametal, Inc.	129,400	6,440,238
Oshkosh Truck Corp.	50,800	3,473,704
SPX Corp.	62,230	2,492,934
Wabash National Corp.*	106,000	2,854,580
Watts Water Technologies, Inc., Class A	13,700	441,688

		37,239,858

Marine (0.0%)
Alexander & Baldwin, Inc.	4,500	190,890

Road & Rail (0.6%)
Canadian National Railway Co. (New York Exchange)	69,300	4,244,625
Canadian National Railway Co. (Toronto Exchange)	13,700	835,504
CSX Corp.	89,700	3,595,176
Laidlaw International, Inc.*	36,700	785,380

		9,460,685

Trading Companies & Distributors (0.2%)
Grainger (W.W.), Inc.	5,260	350,421
Interline Brands, Inc.*^	162,700	2,861,893

		3,212,314

Total Industrials		211,398,927

Information Technology (16.2%)
Communications Equipment (0.8%)
Alcatel S.A. (ADR)*^	283,400	4,429,542
Andrew Corp.*^	166,000	2,262,580
Motorola, Inc.	273,900	4,711,080
Powerwave Technologies, Inc.*^	78,700	667,376

		12,070,578

Computers & Peripherals (2.5%)
Dell, Inc.*	9,650	406,651
Maxtor Corp.*^	665,470	3,526,991
NCR Corp.*	50,360	3,486,423
Seagate Technology*	447,600	7,730,052
Storage Technology Corp.*	235,800	7,453,638
Unova, Inc.*^	185,000	4,678,650
Western Digital Corp.*	799,480	8,666,363

		35,948,768

Electronic Equipment & Instruments (3.6%)
Arrow Electronics, Inc.*	212,570	5,165,451
Avnet, Inc.*	359,480	6,556,915
Celestica, Inc.*	531,400	7,498,054
Flextronics International Ltd.*	756,370	10,453,033
Ingram Micro, Inc., Class A*	10,400	216,320
LoJack Corp.*	25,900	314,167
Measurement Specialties, Inc.*^	250,000	6,365,000
Mettler-Toledo International, Inc.*	115,535	5,928,101
Solectron Corp.*	549,700	2,929,901
Symbol Technologies, Inc.	386,260	6,682,298

		52,109,240

Internet Software & Services (0.9%)
Bankrate, Inc.*^	237,891	3,294,790
j2 Global Communications, Inc.*	181,800	6,272,100
McAfee, Inc.*	105,400	3,049,222

		12,616,112

IT Services (3.5%)
Affiliated Computer Services, Inc., Class A*^	297,070	17,880,644
Anteon International Corp.*	74,100	3,101,826
BearingPoint, Inc.*	364,240	2,924,847
BISYS Group, Inc.*	381,000	6,267,450
CACI International, Inc., Class A*	51,822	3,530,633
Ceridian Corp.*	399,440	7,301,763
Computer Sciences Corp.*	150,900	8,506,233
DST Systems, Inc.*	11,300	588,956

		50,102,352

Office Electronics (0.9%)
Xerox Corp.*	736,400	12,526,164

Semiconductors & Semiconductor Equipment (2.2%)
Agere Systems, Inc., Class A*^	379,300	519,641
Agere Systems, Inc., Class B*	713,100	962,685
AMIS Holdings, Inc.*^	66,780	1,103,206
Applied Materials, Inc.*	213,900	3,657,690
ASML Holding N.V. (N.Y. Shares)*	232,300	3,695,893
ATMI, Inc.*^	3,300	74,349
California Micro Devices CP*	152,800	1,083,352
ESS Technology, Inc.*	43,900	312,129
Fairchild Semiconductor International, Inc., Class A*	215,130	3,498,014
Freescale Semiconductor, Inc., Class B*	198,182	3,638,621
National Semiconductor Corp.	201,800	3,622,310
Novellus Systems, Inc.*	101,560	2,832,508
NVIDIA Corp.*	200,453	4,722,673
Staktek Holdings, Inc.*^	115,500	535,920
Zoran Corp.*	121,400	1,405,812

		31,664,803

Software (1.8%)
Blackbaud, Inc.*	273,100	3,998,184
Borland Software Corp.*	226,100	2,640,848
Cadence Design Systems, Inc.*	255,480	3,528,179
Pervasive Software, Inc.*^	401,868	1,949,060
Quest Software, Inc.*	128,900	2,055,955
Secure Computing Corp.*	80,523	803,619
Serena Software, Inc.*^	137,014	2,964,983
Siebel Systems, Inc.*	310,800	3,263,400
Sybase, Inc.*	79,000	1,576,050
Talx Corp.^	93,922	2,422,248
VERITAS Software Corp.*	60,200	1,718,710

		26,921,236

Total Information Technology		233,959,253

Materials (5.9%)
Chemicals (2.0%)
Albemarle Corp.	41,650	1,612,272
Cytec Industries, Inc.	22,600	1,162,092
Dow Chemical Co.	29,100	1,440,741
Ferro Corp.	119,700	2,775,843
Great Lakes Chemical Corp.^	106,580	3,036,464
Lyondell Chemical Co.	214,700	6,209,124
Nova Chemicals Corp.	64,700	3,060,310
Olin Corp.	39,900	878,598
Omnova Solutions, Inc.*^	220,000	1,236,400
PolyOne Corp.*^	314,900	2,852,994
UAP Holding Corp.*	223,800	3,865,026

		28,129,864

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	16,500	885,390
Vulcan Materials Co.	45,500	2,484,755

		3,370,145

Containers & Packaging (0.9%)
Anchor Glass Container Corp.^	87,276	586,495
Owens-Illinois, Inc.*	365,300	8,274,045
Packaging Corp. of America	128,700	3,030,885
Smurfit-Stone Container Corp.*	44,400	829,392

		12,720,817

EQ ADVISORS TRUST

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Metals & Mining (2.4%)
Agnico-Eagle Mines Ltd.^	137,000	$1,883,750
Alcan, Inc. (New York Exchange)	160,640	7,877,786
Alcan, Inc. (Toronto Exchange)	6,490	318,501
Alcoa, Inc.	200,100	6,287,142
Gerdau S.A. (ADR)^	56,200	1,011,600
Grupo Mexico S.A. de C.V.*	80,616	406,804
IPSCO, Inc.	59,870	2,861,786
Newmont Mining Corp.	64,300	2,855,563
Nucor Corp.	136,460	7,142,316
Phelps Dodge Corp.	21,800	2,156,456
Steel Dynamics, Inc.^	61,200	2,318,256

		35,119,960

Paper & Forest Products (0.4%)
Aracruz Celulose S.A. (ADR)^	26,800	1,010,360
MeadWestvaco Corp.	78,000	2,643,420
Votorantim Celulose e Papel S.A. (ADR)^	109,250	1,769,850

		5,423,630

Total Materials		84,764,416

Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.1%)
BellSouth Corp.	101,900	2,831,801
CenturyTel, Inc.	58,100	2,060,807
Citizens Communications Co.	256,600	3,538,514
Iowa Telecommunications Service, Inc.*^	101,600	2,191,512
SBC Communications, Inc.	96,400	2,484,228
Verizon Communications, Inc.	84,400	3,419,044

		16,525,906

Wireless Telecommunication Services (1.4%)
American Tower Corp., Class A*^	228,400	4,202,560
NII Holdings, Inc.*^	188,000	8,920,600
Spectrasite, Inc.*	78,400	4,539,360
Wireless Facilities, Inc.*^	290,800	2,745,152

		20,407,672

Total Telecommunication Services		36,933,578

Utilities (3.0%)
Electric Utilities (2.6%)
CMS Energy Corp.*	275,200	2,875,840
Edison International, Inc.	170,620	5,464,959
Entergy Corp.	70,880	4,790,779
Exelon Corp.	75,000	3,305,250
PG&E Corp.*	137,540	4,577,331
PPL Corp.	84,220	4,487,242
TXU Corp.	131,400	8,483,184
Westar Energy, Inc.	134,400	3,073,728

		37,058,313

Multi-Utilities & Unregulated Power (0.4%)
AES Corp.*	203,000	2,775,010
NRG Energy, Inc.*^	104,600	3,770,830

		6,545,840

Total Utilities		43,604,153

Total Common Stocks (93.8%) (Cost $1,142,786,151)		1,356,810,695

CONVERTIBLE PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Six Flags, Inc., 7.25%, 8/15/09^	22,200	491,286

Total Consumer Discretionary		491,286

Financials (0.0%)
Insurance (0.0%)
Hartford Financial Services Group, Inc., 6.00%, 11/26/06	9,400	605,125

Total Financials		605,125

Health Care (0.1%)
Health Care Equipment & Supplies (0.1%)
Baxter International, Inc., 7.00%, 2/16/06^	36,200	2,043,852

Total Health Care		2,043,852

Materials (0.2%)
Containers & Packaging (0.2%)
Owens-Illinois, Inc., 4.75%, 12/31/49	61,300	2,452,000

Total Materials		2,452,000

Utilities (0.3%)
Gas Utilities (0.1%)
KeySpan Corp., 8.75%, 5/16/05	31,700	1,653,789

Multi-Utilities and Unregulated Power (0.2%)
Dominion Resources, Inc., 8.75%, 5/15/06	36,900	2,036,142

Total Utilities		3,689,931

Total Convertible Preferred Stocks (0.6%) (Cost $8,362,978)		9,282,194

	Principal Amount
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (0.0%)
Leisure Equipment & Products (0.0%)
K2, Inc.
7.375%, 7/1/14(b)	$20,000	21,900

Total Consumer Discretionary		21,900

Health Care (0.1%)
Health Care Providers & Services (0.1%)
Tenet Healthcare Corp.
5.375%, 11/15/06^	1,045,000	1,050,225
6.375%, 12/1/11^	1,455,000	1,349,513

Total Health Care		2,399,738

Information Technology (0.1%)
Electronic Equipment & Instruments (0.1%)
Celestica, Inc.
7.875%, 7/1/11	940,000	1,008,150

Total Information Technology		1,008,150

Total Long-Term Debt Securities (0.2%) (Cost $3,242,888)		3,429,788

SHORT-TERM DEBT SECURITIES:
Repurchase Agreement (3.5%)
JPMorgan Securities, Inc., 0.75% dated 12/31/04, due 1/3/05, to be repurchased at $ 51,003,144, collateralized by $ 45,998,000 of Federal National Mortgage Association, 6.00% due 5/1/11	51,000,000	51,000,000

EQ ADVISORS TRUST

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Short-Term Investments of Cash Collateral for Securities Loaned (13.9%)
Bank of Nova Scotia (New York)
2.41%, 5/30/06 (l)	$14,989,407	$14,989,407
Concord Minutemen C.C. LLC,
Series A 2.37%, 4/14/05 (l)	9,999,323	9,999,323
Deutsche Bank N.Y.
2.41%, 2/22/05 (l)	7,001,187	7,001,187
Fortis Bank
2.34%, 2/2/05	6,000,000	6,000,000
General Electric Capital Corp.
2.42%, 5/12/06 (l)	5,015,706	5,015,706
General Electric Co.
2.09%, 10/24/05 (l)	5,003,097	5,003,097
Morgan Stanley & Co.
2.49%, 1/2/06 (l)	13,000,000	13,000,000
National City Bank/Indiana
2.38%, 11/7/05 (l)	9,995,483	9,995,483
New York Life Insurance Co.
2.39%, 3/31/05 (l)	5,000,000	5,000,000
Nomura Securities
2.36%, 1/3/05	50,027,958	50,027,958
2.38%, 1/3/05	55,000,000	55,000,000
Washington Mutual Bank
2.28%, 2/15/05	10,000,000	10,000,000
Westdeutsche Landesbank N.Y.
2.34%, 7/13/05 (l)	9,996,984	9,996,984

		201,029,145

Time Deposit (0.1%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	476,700	476,700

Total Short-Term Debt Securities (17.5%) (Amortized Cost $252,505,845)		252,505,845

Total Investments (112.1%) (Cost/Amortized Cost $1,406,897,862)		1,622,028,522
Other Assets Less Liabilities (-12.1%)		(175,178,329)

Net Assets (100%)		$1,446,850,193

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$983,101,052
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	880,762,863

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$234,321,528
Aggregate gross unrealized depreciation	(24,758,128)

Net unrealized appreciation	$209,563,400

Federal income tax cost of investments	$1,412,465,122

At December 31, 2004, the Portfolio had loaned securities with a total value $196,408,750. This was secured by collateral of $ 201,029,145 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (18.9%)
Hotels, Restaurants & Leisure (5.5%)
Hilton Hotels Corp.	222,930	$5,069,428
McDonald’s Corp.	166,510	5,338,310
Royal Caribbean Cruises Ltd.^	122,045	6,644,130

		17,051,868

Media (3.7%)
Gemstar-TV Guide International, Inc.*	378,160	2,238,707
Liberty Media Corp., Class A*	237,444	2,607,135
Time Warner, Inc.*	351,365	6,830,536

		11,676,378

Multiline Retail (1.6%)
Target Corp.	99,120	5,147,302

Specialty Retail (6.4%)
Best Buy Co., Inc.	101,635	6,039,152
Home Depot, Inc.	197,720	8,450,553
Staples, Inc.	160,505	5,410,623

		19,900,328

Textiles, Apparel & Luxury Goods (1.7%)
Nike, Inc., Class B	57,260	5,192,909

Total Consumer Discretionary		58,968,785

Consumer Staples (3.9%)
Beverages (1.4%)
PepsiCo, Inc.	86,825	4,532,265

Household Products (2.5%)
Procter & Gamble Co.	140,590	7,743,697

Total Consumer Staples		12,275,962

Energy (4.1%)
Energy Equipment & Services (1.3%)
Halliburton Co.	101,815	3,995,221

Oil & Gas (2.8%)
Exxon Mobil Corp.	170,655	8,747,775

Total Energy		12,742,996

Financials (9.7%)
Capital Markets (1.7%)
Morgan Stanley	94,255	5,233,038

Consumer Finance (4.4%)
American Express Co.	168,280	9,485,944
SLM Corp.	81,250	4,337,937

		13,823,881

Insurance (2.3%)
Allstate Corp.	34,220	1,769,858
American International Group, Inc.	80,435	5,282,167

		7,052,025

Thrifts & Mortgage Finance (1.3%)
Countrywide Financial Corp.	111,605	4,130,501

Total Financials		30,239,445

Health Care (18.9%)
Biotechnology (5.1%)
Amgen, Inc.*	64,730	4,152,430
Genentech, Inc.*	219,485	11,948,763

		16,101,193

Health Care Equipment & Supplies (4.5%)
Biomet, Inc.	95,540	4,145,481
Medtronic, Inc.	197,150	9,792,440

		13,937,921

Health Care Providers & Services (6.1%)
Caremark Rx, Inc.*	125,705	4,956,548
UnitedHealth Group, Inc.	161,885	14,250,736

		19,207,284

Pharmaceuticals (3.2%)
Eli Lilly & Co.	28,430	1,613,403
Sanofi-Aventis (ADR)	208,045	8,332,202

		9,945,605

Total Health Care		59,192,003

Industrials (12.2%)
Aerospace & Defense (0.7%)
Raytheon Co.	58,115	2,256,605

Air Freight & Logistics (4.1%)
FedEx Corp.	130,110	12,814,534

Commercial Services & Supplies (1.9%)
Apollo Group, Inc., Class A*	73,925	5,966,487

Industrial Conglomerates (5.5%)
General Electric Co.	253,865	9,266,073
Tyco International Ltd.	216,845	7,750,040

		17,016,113

Total Industrials		38,053,739

Information Technology (23.8%)
Communications Equipment (4.9%)
Cisco Systems, Inc.*	307,130	5,927,609
Motorola, Inc.	553,085	9,513,062

		15,440,671

Computers & Peripherals (4.0%)
Dell, Inc.*	99,925	4,210,840
Lexmark International, Inc., Class A*	95,890	8,150,650

		12,361,490

Internet Software & Services (3.7%)
Yahoo!, Inc.*	302,110	11,383,505

Semiconductors & Semiconductor Equipment (6.1%)
Applied Materials, Inc.*	174,473	2,983,488
Freescale Semiconductor, Inc., Class B*	61,068	1,121,209
Samsung Electronics Co., Ltd. (GDR)^§	18,218	3,964,069
Texas Instruments, Inc.	448,670	11,046,255

		19,115,021

Software (5.1%)
Intuit, Inc.*	61,575	2,709,916
Microsoft Corp.	497,715	13,293,967

		16,003,883

Total Information Technology		74,304,570

Materials (1.6%)
Metals & Mining (1.6%)
Rio Tinto plc (ADR)^	42,165	5,026,490

Total Materials		5,026,490

Total Common Stocks (93.1%) (Cost $239,005,648)		290,803,990

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Securities (7.1%)
Federal National Mortgage Association
1.65%, 1/3/05 (o)	$22,100,000	22,096,961

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Short-Term Investment of Cash Collateral for Securities Loaned (4.0%)
Nomura Securities
2.36%, 1/3/05	$12,656,358	$12,656,358

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	26,389	26,389

Total Short-Term Debt Securities (11.1%) (Amortized Cost $34,779,708)		34,779,708

Total Investments (104.2%) (Cost/Amortized Cost $273,785,356)		325,583,698
Other Assets Less Liabilities (-4.2%)		(13,140,709)

Net Assets (100%)		$312,442,989

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $3,964,069 or 1.27% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$175,867,974
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	170,298,997

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,134,432
Aggregate gross unrealized depreciation	(1,416,551)

Net unrealized appreciation	$49,717,881

Federal income tax cost of investments	$275,865,817

At December 31, 2004, the Portfolio had loaned securities with a total value $12,402,028. This was secured by collateral of $12,656,358 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $56,722,871 of which $6,331,501 expires in the year 2009, $32,100,001 expires in the year 2010, and $18,291,369 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $7,453,682 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (45.7%)
Asset Backed Securities (23.4%)
American Express Credit Account Master Trust,
Series 02-1 A 2.513%, 9/15/09^(l)	$3,335,000	$3,342,698
Series 03-4 A 1.690%, 1/15/09	480,000	469,445
Series 04-C C 2.903%, 2/15/12 (l)§	5,250,000	5,264,766
AmeriCredit Automobile Receivables Trust,
Series 03-CF A3 2.750%, 10/9/07	1,110,000	1,107,197
Series 03-CF A4 3.480%, 5/6/10	1,770,000	1,771,660
Series 03-DM A3B 2.551%, 12/6/07 (l)	4,430,000	4,436,753
Series 03-DM A4 2.840%, 8/6/10	2,395,000	2,369,712
Series 04-BM A4 2.670%, 3/7/11	3,555,000	3,472,039
Series 04-DF A3 2.980%, 7/6/09	1,385,000	1,370,399
Capital Auto Receivables Asset Trust,
Series 03-1 A3A 2.750%, 4/16/07	1,500,000	1,494,836
Series 03-2 A3B 2.443%, 2/15/07 (l)	2,791,640	2,792,234
Series 03-2 A4A 1.960%, 1/15/09	3,175,000	3,092,974
Capital One Auto Finance Trust,
Series 03-B A4 3.180%, 9/15/10	1,400,000	1,387,369
Series 04-A A4 2.503%, 3/15/11 (l)	3,000,000	2,999,999
Series 04-B A3 2.960%, 4/15/09	4,500,000	4,465,548
Capital One Master Trust,
Series 00-4 C 3.203%, 8/15/08 (l)§	3,570,000	3,584,637
Capital One Multi-Asset Execution Trust,
Series 03-A 3.653%, 12/15/10 (l)§	10,240,000	10,585,600
Series 03-A4 A4 3.650%, 7/15/11	1,590,000	1,582,112
Carmax Auto Owner Trust,
Series 04-2 A3 3.000%, 9/15/08	3,375,000	3,352,853
Carss Finance LP,
Series 04-B1 2.683%, 1/15/11 (l)§	963,512	963,512
Series 04-B2 3.353%, 1/15/11 (l)§	1,601,472	1,601,472
Citibank Credit Card Issuance Trust,
Series 01-A6 A6 5.650%, 6/16/08	1,675,000	1,730,928
Series 03-A2 A2 2.700%, 1/15/08	8,000,000	7,964,413
Series 03-A5 A5 2.500%, 4/7/08	9,250,000	9,168,132
Series 03-A6 A6 2.900%, 5/17/10	5,500,000	5,354,820
Series 03-C2 C2 3.510%, 3/20/08 (l)	5,000,000	5,039,713
Series 04-A4 A4 3.200%, 8/24/09	4,000,000	3,961,947
Citibank Omni-S Master Trust,
Series 01-1 A 2.583%, 2/15/10 (l)	6,000,000	5,998,652
Citigroup Mortgage Loan Trust, Inc.,
Series 03-HE3 A 2.798%, 12/25/33 (l)	3,040,571	3,046,520
CNH Equipment Trust,
Series 04-A A3A 2.473%, 10/15/08 (l)	2,000,000	2,000,000
COMED Transitional Funding Trust,
Series 98-1 A6 5.630%, 6/25/09	2,370,000	2,448,744
Countrywide Asset-Backed Certificates,
Series 03-5 AF3 3.613%, 4/25/30	2,395,000	2,392,297
Series 03-5 MF1 5.413%, 1/25/34	2,170,000	2,209,634
Series 04-1 3A 2.698%, 4/25/34 (l)	1,233,558	1,235,001
Series 04-1 M1 2.918%, 3/25/34 (l)	1,570,000	1,575,303
Series 04-1 M2 2.968%, 3/25/34 (l)	1,190,000	1,193,434
Series 04-BC1 A1 2.648%, 4/25/34 (l)	4,953,407	4,953,497
Countrywide Home Equity Loan Trust,
Series 04-K 2A 2.703%, 2/15/34 (l)	4,143,537	4,148,069
DaimlerChrysler Auto Trust,
Series 03-A A4 2.880%, 10/8/09	1,235,000	1,226,279
DaimlerChrysler Master Owner Trust,
Series 03-A A 2.453%, 2/15/08 (l)	5,000,000	5,002,813
Discover Card Master Trust I,
Series 04-2 A1 2.339%, 5/15/10 (l)	3,300,000	3,300,000
Ford Credit Auto Owner Trust,
Series 02-A B 4.790%, 11/15/06	7,000,000	7,057,030
Series 03-B A4 2.410%, 8/15/07	11,750,000	11,616,978
GMAC Mortgage Corp. Loan Trust,
Series 04-HE1 A2 2.518%, 6/25/34 (l)	1,500,000	1,497,391
Gracechurch Card Funding PLC,
Series 7A 2.279%, 11/16/09 (l)	4,600,000	4,600,000
GS Mortgage Securities Corp. II,
Series 03-GSFL VI A1 2.553%, 11/15/15 ^(l)§	4,190,333	4,189,425
GSAMP Trust,
Series 04-OPT A1 2.758%, 11/25/34 (l)	3,325,000	3,325,000
Honda Auto Receivables Owner Trust,
Series 03-1 A4 2.480%, 7/18/08	2,000,000	1,983,340
Household Automotive Trust,
Series 03-1 A4 2.220%, 11/17/09	9,115,000	8,929,615
Household Mortgage Loan Trust,
Series 04-HC1 A 2.760%, 1/20/34 (l)	3,323,495	3,321,958
Impac CMB Trust,
Series 04-10 2A 2.480%, 3/25/35 (l)	1,988,612	1,987,369

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Long Beach Mortgage Loan Trust,
Series 03-3 A 2.738%, 7/25/33 (l)	$6,012,154	$6,019,365
Series 03-4 AV3 2.758%, 8/25/33 (l)	1,054,625	1,056,016
Series 03-4 M1 3.098%, 8/25/33^(l)	5,500,000	5,521,097
Series 04-1 A3 2.718%, 2/25/34 (l)	5,189,517	5,190,297
Series 04-1 M1 2.918%, 2/25/34 (l)	2,200,000	2,207,686
Series 04-1 M2 2.968%, 2/25/34 (l)	1,475,000	1,479,447
Series 04-3 A3 2.678%, 7/25/34 (l)	1,750,000	1,750,031
Series 04-3 M1 2.988%, 7/25/34 (l)	1,750,000	1,752,734
Series 04-4 2A1 2.778%, 10/25/34 (l)	1,893,455	1,891,536
M&I Auto Loan Trust,
Series 03-1 A4 2.970%, 4/20/09	1,735,000	1,716,976
MBNA Credit Card Master Note Trust,
Series 01-C2 C2 3.553%, 12/15/10 (l)§	3,725,000	3,821,566
Metris Master Trust,
Series 04-1 A 2.690%, 4/20/11 (l)	3,100,000	3,100,012
Morgan Stanley Auto Loan Trust,
Series 03-HB1 A2 2.170%, 4/15/11	2,540,000	2,490,024
Onyx Acceptance Auto Trust,
Series 03-B A4 2.450%, 3/15/10	6,750,000	6,634,064
Series 03-C A4 2.660%, 5/17/10	2,455,000	2,418,462
Option One Mortgage Loan Trust,
Series 03-1 A2 2.838%, 2/25/33 (l)	2,176,618	2,182,253
Series 03-5 A2 2.738%, 8/25/33 (l)	1,436,109	1,436,394
Series 04-1 M1 3.018%, 1/25/34 (l)	4,700,000	4,703,299
PECO Energy Transition Trust,
Series 00-A A3 7.625%, 3/1/10^	1,300,000	1,477,371
Series 99-A A4 5.800%, 3/1/07	204,054	205,211
PSE&G Transition Funding LLC,
Series 01-1 A6 6.610%, 6/15/15	2,975,000	3,385,556
Residential Asset Securities Corp.,
Series 02-KS4 AIIB 2.668%, 7/25/32 (l)	924,523	922,949
Series 03-KS9 A2B 2.738%, 11/25/33 (l)	2,378,909	2,379,806
SLM Student Loan Trust,
Series 03-11 A5 2.990%, 12/15/22§	5,775,000	5,768,185
Series 03-12 A2 2.540%, 12/17/12 (l)	7,600,000	7,606,472
Triad Auto Receivables Owner Trust,
Series 03-B A4 3.200%, 12/13/10	2,200,000	2,180,363
Volkswagen Auto Lease Trust,
Series 04-A A3 2.840%, 7/20/07	2,500,000	2,485,548
Wachovia Asset Securitization, Inc.,
Series 02-HE2 A 2.848%, 12/25/32 (l)	$2,198,689	2,203,614
Series 03-HE3 A 2.668%, 11/25/33 (l)	5,744,630	5,731,471
Wells Fargo Home Equity Trust,
Series 04-2 AI1B 2.940%, 2/25/18 (l)	4,638,586	4,608,870
WFS Financial Owner Trust,
Series 03-4 A4 3.150%, 5/20/11	2,200,000	2,189,710
Series 04-3 A2 2.550%, 10/17/07	2,750,000	2,741,397

		283,223,899

Non-Agency CMO (22.3%)
Adjustable Rate Mortgage Trust,
Series 04-1 9A2 2.818%, 1/25/35 (l)	5,928,021	5,928,021
Banc of America Commercial Mortgage, Inc.,
Series 03-2 A4 5.061%, 3/11/41	6,450,000	6,605,836
Bank of America Mortgage Securities,
Series 02-K 1A1 6.431%, 10/20/32 (l)	344,524	360,901
Bear Stearns Commercial Mortgage Securities,
Series 04-PWR6 A4 4.521%, 11/11/41	2,345,000	2,346,832
Series 04-PWR6 A6 4.825%, 11/11/41	12,410,000	12,406,122
Series 04-T16 A3 4.030%, 8/13/46	4,500,000	4,485,520
Calwest Industries Trust,
Series 02-CALW AFL 2.783%, 2/15/12 (l)§	1,500,000	1,503,929
Centre Reinsurance,
Series 00-ZC2 A4A 6.699%, 8/10/14§	2,493,903	2,680,946
Countrywide Alternative Loan Trust,
Series 04-28CB 3A1 6.000%, 1/25/35	15,340,676	15,823,142
Countrywide Home Loan Mortgage Pass Through Trust,
Series 04-25 2A3 2.788%, 2/25/35 (l)	8,100,000	8,098,734
Series 04-28R A1 5.500%, 8/25/33	23,783,519	24,106,737
Credit Suisse First Boston Mortgage Securities Corp.,
Series 01-CK1 A3 6.380%, 12/16/35	4,330,000	4,764,428
Series 02-CKN2 A3 6.133%, 4/15/37	3,000,000	3,273,205
Series 03-C4 A4 5.137%, 8/15/36^	5,870,000	6,035,998
Series 03-C5 A4 4.900%, 12/15/36	7,820,000	7,896,967
First Union - Lehman Brothers - Bank of America,
Series 98-C2 A2 6.560%, 11/18/35^	1,805,000	1,940,621
GE Capital Commercial Mortgage Corp.,
Series 02-1A A3 6.269%, 12/10/35	4,665,000	5,143,465
GE Corporate Aircraft Financing LLC,
Series 04-1A A1 2.508%, 8/25/11 (l)§	2,984,266	2,983,968

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
GMAC Commercial Mortgage Securities, Inc.,
Series 98-C2 A1 6.150%, 5/15/35	$19,832	$20,009
GMAC Residential Funding Corp.,
Series 04-NS1A A1B 2.580%, 12/12/20 (l)§	2,637,682	2,637,682
Granite Mortgages plc,
Series 04-3 1A3 2.610%, 9/20/44 (l)	5,000,000	5,001,000
Greenwich Capital Commercial Funding Corp.,
Series 02-C1 A4 4.948%, 1/11/35	5,230,000	5,351,989
Series 03-C1 A4 4.111%, 7/5/35	6,945,000	6,701,644
Impac Secured Assets Corp.,
Series 04-3 1A4 2.818%, 11/25/34 (l)	6,564,158	6,566,527
Indymac Index Mortgage Loan Trust,
Series 04-AR7 A1 2.858%, 9/25/34 (l)	6,518,482	6,518,482
LB-UBS Commercial Mortgage Trust,
Series 03-C5 A4 4.685%, 7/15/32 (l)	5,125,000	5,122,463
Series 04-C2 A2 3.246%, 3/15/29	3,095,000	3,011,513
Medallion Trust,
Series 04-1G A1 2.510%, 5/25/35 (l)	2,902,961	2,902,961
Morgan Stanley Capital I,
Series 04-HQ3 A2 4.050%, 1/13/41	1,000,000	992,547
Series 04-IQ8 A4 4.900%, 6/15/40	9,280,000	9,440,507
Series 04-T13 A2 3.940%, 9/13/45	1,250,000	1,233,741
Morgan Stanley Dean Witter Capital I,
Series 03-HQ2 A2 4.920%, 3/12/35	3,120,000	3,169,966
Nomura Asset Securities Corp.,
Series 98-D6 A1B 6.590%, 3/15/30^	2,690,000	2,909,667
Permanent Financing plc,
Series 2-4A 2.680%, 12/10/09 (l)	4,760,000	4,776,362
Series 4-2A 2.530%, 3/10/09 (l)	5,000,000	5,000,811
RESI Finance LP,
Series 03-B B3 3.920%, 7/10/35 (l)§	3,415,921	3,484,239
Series 03-C B3 3.770%, 9/10/35 (l)§	10,283,040	10,282,854
Series 03-C B4 3.970%, 9/10/35 (l)§	1,179,698	1,189,218
Series 03-D B3 3.670%, 12/10/35 (l)§	6,264,542	6,291,072
Series 03-D B4 3.870%, 12/10/35 (l)§	1,888,214	1,896,115
Residential Funding Mortgage Securities I,
Series 02-S1 A4 6.250%, 1/25/32	5,408,005	5,437,612
Wachovia Bank Commercial Mortgage Trust,
Series 02-C2 A4 4.980%, 11/15/34^	8,545,000	8,742,087
Series 03-C9 A2 3.958%, 12/15/35	6,230,000	6,222,467
Washington Mutual, Inc.,
Series 02-S8 1A1 5.750%, 1/25/33	2,278,344	2,281,010
Series 04-AR10 A1A 2.628%, 7/25/44 (l)	8,795,726	8,821,831
Series 05-AR1 2.740%, 1/25/45 (l)	4,050,000	4,050,000
Wells Fargo Mortgage Backed Securities Trust,
Series 02-7 2A6 6.000%, 4/25/32	7,800,000	7,785,210
Series 04-S A4 3.541%, 9/25/34 (l)	16,825,000	16,625,203

		270,852,161

Total Asset-Backed and Mortgage-Backed Securities		554,076,060

Consumer Discretionary (3.2%)
Automobiles (1.7%)
American Honda Finance Corp.
2.376%, 5/11/07 (l)§	2,495,000	2,494,930
DaimlerChrysler NA Holdings Corp.
2.960%, 5/24/06 (l)	2,000,000	2,009,826
7.200%, 9/1/09	1,000,000	1,113,016
Ford Motor Co.
7.450%, 7/16/31^	125,000	125,717
Ford Motor Credit Co.
7.375%, 10/28/09	4,395,000	4,740,746
7.875%, 6/15/10	1,675,000	1,845,448
7.000%, 10/1/13^	3,845,000	4,076,208
General Motors Corp.
7.200%, 1/15/11	845,000	866,668
8.250%, 7/15/23^	1,070,000	1,114,589
8.375%, 7/15/33^	2,620,000	2,714,537

		21,101,685

Household Durables (0.2%)
Pulte Homes, Inc.
5.250%, 1/15/14^	1,875,000	1,865,873

Media (1.3%)
AOL Time Warner, Inc.
7.625%, 4/15/31	825,000	998,053
Clear Channel Communications, Inc.
5.500%, 9/15/14^	1,965,000	1,972,591
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	4,472,000	5,514,405
Comcast Corp.
5.300%, 1/15/14^	150,000	154,697
News America, Inc.
7.250%, 5/18/18^	825,000	951,168
6.200%, 12/15/34§	55,000	55,743
TCI Communications, Inc.
7.875%, 8/1/13	820,000	983,174
8.750%, 8/1/15	595,000	758,898
Time Warner Cos., Inc.
9.150%, 2/1/23	720,000	964,771
Time Warner Entertainment Co. LP
8.375%, 3/15/23	2,805,000	3,516,651

		15,870,151

Total Consumer Discretionary		38,837,709

Consumer Staples (0.3%)
Beverages (0.1%)
SABMiller plc
6.625%, 8/15/33§	735,000	833,732

Food & Staples Retailing (0.2%)
Safeway, Inc.
4.125%, 11/1/08^	3,030,000	3,012,208

Total Consumer Staples		3,845,940

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Energy (1.3%)
Energy Equipment & Services (0.1%)
Transocean, Inc.
6.625%, 4/15/11	$545,000	$609,321

Oil & Gas (1.2%)
BP Capital Markets plc
2.750%, 12/29/06	2,455,000	2,429,878
Canadian Natural Resources Ltd.
7.720%, 6/29/09	815,000	962,971
Kerr-McGee Corp.
6.950%, 7/1/24	1,515,000	1,675,341
Kinder Morgan Energy Partners LP
5.125%, 11/15/14	495,000	494,015
7.400%, 3/15/31	1,515,000	1,761,913
7.750%, 3/15/32	930,000	1,122,394
7.300%, 8/15/33^	490,000	567,590
Pemex Project Funding Master Trust
8.625%, 2/1/22	992,000	1,154,192
Pioneer Natural Resources Co.
5.875%, 7/15/16^	2,695,000	2,815,499
Valero Energy Corp.
7.500%, 4/15/32	1,490,000	1,797,210

		14,781,003

Total Energy		15,390,324

Financials (16.0%)
Capital Markets (3.2%)
Bear Stearns Cos., Inc.
2.230%, 1/16/07 (l)	7,120,000	7,125,461
Goldman Sachs Capital I
6.345%, 2/15/34^	4,405,000	4,586,944
Goldman Sachs Group, Inc.
2.539%, 2/21/06 (l)	1,625,000	1,627,894
2.259%, 7/28/06 (l)	4,650,000	4,651,860
2.480%, 8/18/06 (l)	500,000	501,162
2.685%, 7/2/07 (l)	1,500,000	1,500,000
5.700%, 9/1/12	390,000	413,407
Merrill Lynch & Co., Inc.
2.870%, 6/13/05 (l)	1,625,000	1,627,031
2.195%, 10/19/07 (l)	3,650,000	3,648,237
5.000%, 1/15/15	2,885,000	2,873,694
Morgan Stanley
2.200%, 1/12/07^(l)	7,095,000	7,105,125
2.415%, 2/15/07 (l)	2,000,000	2,000,878
2.401%, 11/9/07 (l)	900,000	899,334

		38,561,027

Commercial Banks (5.5%)
ABN Amro North American Holding Capital
6.523%, 12/29/49 (l)§	2,250,000	2,472,142
ANZ Capital Trust I
5.360%, 12/31/49§	3,510,000	3,560,425
Cadets Trust
4.800%, 7/15/13§	1,350,000	1,302,619
Den Norske Bank ASA
7.729%, 6/30/49 (l)§	510,000	590,320
HBOS Capital Funding LP
6.071%, 6/30/49 (l)§	540,000	578,749
HSBC Bank USA N.A.
2.590%, 9/21/07 (l)	2,000,000	2,000,848
HSBC Capital Funding LP
4.610%, 12/31/49 (l)§	3,635,000	3,508,742
9.547%, 12/31/49 (l)§	2,105,000	2,622,529
Industrial Bank of Korea
4.000%, 5/19/14^(l)§	2,215,000	2,166,494
KBC Bank Fund Trust III
9.860%, 11/30/49 (l)§	1,725,000	2,116,347
Keycorp
2.300%, 7/23/07 (l)	2,700,000	2,700,267
Mizuho Financial Group Cayman Ltd.
5.790%, 4/15/14^§	2,060,000	2,163,822
Nordbanken AB
8.950%, 12/31/49 (l)§	1,275,000	1,510,253
Northern Rock plc
2.205%, 10/19/07 (l)§	2,250,000	2,249,035
5.600%, 4/29/49 ^(l)§	1,055,000	1,089,280
Popular North America, Inc.
4.700%, 6/30/09	2,250,000	2,294,177
Rabobank Capital Funding Trust III
5.254%, 12/31/49 (l)§	2,765,000	2,749,972
RBS Capital Trust II
6.425%, 12/29/49 (l)	1,130,000	1,193,353
RBS Capital Trust III
7.730%, 7/1/10 (l)	4,205,000	4,298,397
Royal Bank of Scotland Plc
2.370%, 11/24/06 (l)§	2,350,000	2,348,888
Standard Chartered Bank
8.000%, 5/30/31§	1,495,000	1,902,769
SunTrust Banks, Inc.
2.500%, 11/1/06	3,325,000	3,271,584
Swedbank AB
9.000%, 12/31/49§	780,000	936,119
U.S. Bank NA
2.850%, 11/15/06^	4,360,000	4,323,289
United Overseas Bank Ltd.
5.375%, 9/3/19 (l)§	3,650,000	3,701,355
Wachovia Corp.
2.170%, 7/20/07 (l)	2,300,000	2,299,625
Wells Fargo & Co.
2.590%, 3/23/07 (l)	2,865,000	2,866,241
Westpac Banking Corp.
2.440%, 5/25/07 (l)§	2,000,000	2,000,522
Westpac Capital Trust III
5.819%, 12/31/49 (l)§	590,000	618,704
Westpac Capital Trust IV
5.256%, 12/29/49 (l)§	1,020,000	1,010,198

		66,447,065

Consumer Finance (2.3%)
American General Finance Corp.
3.000%, 11/15/06^	3,820,000	3,771,391
4.500%, 11/15/07	355,000	361,687
5.375%, 10/1/12	2,065,000	2,140,798
General Motors Acceptance Corp.
3.185%, 5/18/06 (l)	1,800,000	1,791,673
2.970%, 1/16/07 (l)	5,120,000	5,065,052
3.189%, 3/20/07 (l)	1,400,000	1,378,987
6.875%, 9/15/11	1,310,000	1,342,479
7.000%, 2/1/12	525,000	540,930
6.750%, 12/1/14^	2,015,000	2,017,755
8.000%, 11/1/31	310,000	318,644
HSBC Finance Corp.
2.370%, 2/9/07 (l)	6,285,000	6,292,303
John Deere Capital Corp.
2.570%, 3/16/06 (l)	3,150,000	3,151,972

		28,173,671

Diversified Financial Services (2.8%)
Capital One Bank
8.250%, 6/15/05	1,850,000	1,891,090
CIT Group, Inc.
2.170%, 4/19/06 (l)	2,250,000	2,250,749
2.730%, 6/19/06 (l)	2,350,000	2,355,139
2.530%, 5/18/07 (l)	1,000,000	1,000,004
Citigroup, Inc.
2.635%, 3/20/06 (l)	3,250,000	3,255,116

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
General Electric Capital Corp.
5.875%, 2/15/12	$2,735,000	$2,959,317
5.450%, 1/15/13	2,400,000	2,533,111
6.750%, 3/15/32	1,110,000	1,299,200
OMX Timber Finance Investments LLC,
Series 1 5.420%, 1/29/20 (l)§	2,120,000	2,106,548
Series 2 5.540%, 1/29/20 (l)§	2,095,000	2,083,912
Pricoa Global Funding I
2.701%, 12/22/06 (l)§	5,375,000	5,380,031
3.900%, 12/15/08§	4,540,000	4,530,720
Prudential Holdings LLC
8.695%, 12/18/23§	945,000	1,200,008
UFJ Finance Aruba AEC
6.750%, 7/15/13	1,395,000	1,554,548

		34,399,493

Insurance (1.4%)
Arch Capital Group Ltd.
7.350%, 5/1/34	1,340,000	1,428,660
Aspen Insurance Holdings Ltd.
6.000%, 8/15/14§	2,980,000	2,998,780
CNA Financial Corp.
5.850%, 12/15/14^	2,545,000	2,539,717
ING Capital Funding Trust III
8.439%, 12/29/49 (l)	1,270,000	1,520,606
Liberty Mutual Group
7.000%, 3/15/34^§	1,460,000	1,476,193
Monumental Global Funding II
3.900%, 6/15/09§	2,735,000	2,700,821
Nationwide Financial Services, Inc.
6.250%, 11/15/11	175,000	190,799
5.900%, 7/1/12	485,000	512,141
North Front Pass-Through Trust
5.810%, 12/15/24§	2,710,000	2,742,547
Odyssey Reinsurance Holdings Corp.
7.650%, 11/1/13	1,095,000	1,207,741

		17,318,005

Real Estate (0.3%)
Socgen Real Estate Co. LLC
7.640%, 12/31/49 (l)§	1,250,000	1,371,122
Westfield Capital Corp., Ltd.
5.125%, 11/15/14§	2,090,000	2,079,958

		3,451,080

Thrifts & Mortgage Finance (0.5%)
Countrywide Home Loans, Inc.
2.450%, 2/17/06 (l)	5,525,000	5,523,552

Total Financials		193,873,893

Government Securities (55.2%)
Agency CMO (0.5%)
Federal Home Loan Mortgage Corp.
4.500%, 2/15/11 IO	5,950,000	352,948
5.000%, 10/15/23 IO	8,411,184	801,164
Federal National Mortgage Association
4.500%, 11/25/22	2,230,000	2,238,012
5.750%, 6/25/29	981,820	980,905
Government National Mortgage Association
5.500%, 4/20/25 IO	3,873,963	285,631
5.500%, 1/20/27 IO	5,930,006	535,629
5.500%, 10/20/27 IO	9,346,275	1,011,589

		6,205,878

Foreign Governments (1.4%)
Bundesrepublik Deutschland
4.750%, 7/4/34	6,600,000	9,667,506
United Mexican States
6.375%, 1/16/13	1,000,000	1,065,000
5.875%, 1/15/14	2,230,000	2,284,635
11.500%, 5/15/26	415,000	634,950
11.500%, 5/15/26	520,000	795,600
8.300%, 8/15/31	2,605,000	3,053,060

		17,500,751

U.S. Government Agencies (41.7%)
Federal Home Loan Bank
1.625%, 6/15/05^	1,085,000	1,080,409
Federal Home Loan Mortgage Corp.
1.500%, 8/15/05^	525,000	520,955
5.750%, 1/15/12^	27,150,000	29,577,699
6.750%, 3/15/31^	7,360,000	8,945,138
6.250%, 7/15/32^	1,635,000	1,875,646
Federal National Mortgage Association
3.250%, 8/15/08^	12,275,000	12,113,216
7.125%, 1/15/30	8,710,000	10,956,022
7.250%, 5/15/30^	85,000	108,675
5.000%, 1/25/20 TBA	28,550,000	28,996,094
5.500%, 1/25/20 TBA	62,900,000	64,983,562
5.000%, 1/25/35 TBA	140,350,000	139,209,659
5.500%, 1/25/35 TBA	101,300,000	102,819,500
6.000%, 1/25/35 TBA	30,800,000	31,839,500
5.500%, 2/25/35 TBA	39,300,000	39,791,250
Government National Mortgage Association
6.000%, 1/15/35 TBA	32,000,000	33,150,016

		505,967,341

U.S. Treasuries (11.6%)
U.S. Treasury Bonds
8.875%, 2/15/19	8,745,000	12,580,846
7.250%, 8/15/22^	3,000,000	3,866,367
6.375%, 8/15/27^	16,135,000	19,374,601
5.375%, 2/15/31^	4,855,000	5,249,847
U.S. Treasury Notes
1.875%, 1/31/06^	805,000	797,265
2.375%, 8/31/06^	33,190,000	32,859,394
2.625%, 11/15/06^	4,735,000	4,700,042
3.125%, 4/15/09^	48,905,000	48,163,796
4.000%, 6/15/09^	1,310,000	1,334,920
3.375%, 10/15/09^	1,550,000	1,534,742
4.750%, 5/15/14^	3,965,000	4,131,962
4.250%, 8/15/14^	2,730,000	2,736,080
4.250%, 11/15/14^	2,910,000	2,917,615

		140,247,477

Total Government Securities		669,921,447

Health Care (0.4%)
Health Care Equipment & Supplies (0.1%)
Hospira, Inc.
4.950%, 6/15/09	1,985,000	2,027,757

Health Care Providers & Services (0.2%)
UnitedHealth Group, Inc.
3.300%, 1/30/08	2,140,000	2,106,997

Pharmaceuticals (0.1%)
Wyeth
6.450%, 2/1/24	1,055,000	1,122,089

Total Health Care		5,256,843

Industrials (1.5%)
Aerospace & Defense (0.2%)
General Dynamics Corp.
2.125%, 5/15/06^	1,900,000	1,872,849

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Commercial Services & Supplies (0.1%)
Cendant Corp.
7.125%, 3/15/15	$1,535,000	$1,753,249

Industrial Conglomerates (0.3%)
General Electric Co.
5.000%, 2/1/13	1,310,000	1,344,014
Hutchison Whampoa International Ltd.
6.250%, 1/24/14^§	1,610,000	1,695,493

		3,039,507

Machinery (0.3%)
Caterpillar Financial Services Corp.
2.451%, 2/26/07 (l)	4,140,000	4,141,900

Road & Rail (0.6%)
CSX Corp.
2.480%, 8/3/06 (l)	5,100,000	5,101,331
Norfolk Southern Corp.
7.800%, 5/15/27	1,155,000	1,446,685
7.250%, 2/15/31	763,000	915,347
Union Pacific Corp.
6.625%, 2/1/29	230,000	255,485

		7,718,848

Total Industrials		18,526,353

Materials (0.4%)
Chemicals (0.3%)
Dow Chemical Co.
7.375%, 11/1/29^	1,185,000	1,437,741
ICI Wilmington, Inc.
5.625%, 12/1/13^	2,100,000	2,174,953

		3,612,694

Paper & Forest Products (0.1%)
International Paper Co.
5.850%, 10/30/12	795,000	847,090

Total Materials		4,459,784

Telecommunication Services (2.6%)
Diversified Telecommunication Services (2.3%)
BellSouth Corp.
6.000%, 11/15/34^	2,965,000	3,004,470
British Telecommunications plc
6.750%, 3/15/29	995,000	1,194,855
Deutsche Telekom International Finance BV
5.250%, 7/22/13	600,000	617,164
8.250%, 6/15/30	1,380,000	1,822,232
France Telecom S.A.
8.500%, 3/1/11	525,000	626,274
9.250%, 3/1/31	1,690,000	2,290,951
SBC Communications, Inc.
5.100%, 9/15/14	2,605,000	2,629,211
5.625%, 6/15/16	2,925,000	3,021,671
Sprint Capital Corp.
6.900%, 5/1/19	1,145,000	1,280,900
8.750%, 3/15/32	1,550,000	2,065,079
Telecom Italia Capital S.A.
4.000%, 11/15/08§	1,685,000	1,678,555
4.000%, 1/15/10§	3,435,000	3,367,976
Verizon Global Funding Corp.
7.375%, 9/1/12^	830,000	976,732
Verizon New York, Inc.
6.875%, 4/1/12^	1,445,000	1,621,981
7.375%, 4/1/32^	1,335,000	1,531,321

		27,729,372

Wireless Telecommunication Services (0.3%)
AT&T Wireless Services, Inc.
8.125%, 5/1/12	1,270,000	1,535,232
8.750%, 3/1/31	1,710,000	2,305,615

		3,840,847

Total Telecommunication Services		31,570,219

Utilities (2.2%)
Electric Utilities (1.4%)
Alabama Power Co.
2.800%, 12/1/06	1,580,000	1,560,498
Arizona Public Service Co.
4.650%, 5/15/15	915,000	888,071
Consolidated Edison, Inc.
5.625%, 7/1/12	905,000	966,332
DTE Energy Co.
6.375%, 4/15/33	1,675,000	1,749,504
Pacific Gas & Electric Co.
3.260%, 4/3/06 (l)	1,953,000	1,954,605
Pacificorp
4.300%, 9/15/08	1,550,000	1,565,375
Pepco Holdings, Inc.
6.450%, 8/15/12^	890,000	983,427
7.450%, 8/15/32^	1,000,000	1,190,647
Progress Energy, Inc.
6.850%, 4/15/12^	4,334,000	4,838,122
Virginia Electric & Power Co.
4.500%, 12/15/10	1,485,000	1,495,748

		17,192,329

Gas Utilities (0.3%)
NiSource Finance Corp.
6.150%, 3/1/13^	3,090,000	3,349,707

Multi-Utilities & Unregulated Power (0.5%)
Dominion Resources, Inc.
8.125%, 6/15/10	1,695,000	1,995,069
5.000%, 3/15/13^	10,000	10,061
6.750%, 12/15/32	50,000	55,093
6.300%, 3/15/33	1,805,000	1,877,000
PSEG Power LLC
5.500%, 12/1/15^	1,480,000	1,508,252
8.625%, 4/15/31^	960,000	1,274,668

		6,720,143

Total Utilities		27,262,179

Total Long-Term Debt Securities (128.8%) (Cost $1,552,049,282)		1,563,020,751

SHORT-TERM DEBT SECURITIES:
Commercial Paper (5.0%)
Atlantis One Funding
2.61%, 6/1/05(n)	1,149,000	1,136,487
Five Finance Corp.
2.36%, 2/18/05§	5,500,000	5,482,417
Galaxy Funding, Inc.
2.37%, 3/15/05§	2,000,000	1,990,300
ING U.S. Funding LLC
2.32%, 1/18/05	5,120,000	5,114,061
Irish Life & Permanent plc
2.56%, 6/2/05(n)	5,357,000	5,299,358
Mont Blanc Capital Corp.
2.30%, 3/14/05§	1,425,000	1,418,388
Network Rail CP Finance plc
2.26%, 2/7/05(n)	8,966,000	8,944,663
Public Service Enterprise Group, Inc.
2.81%, 2/14/05§	3,000,000	2,999,912

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Santander Hipano Finance Delaware, Inc.
2.56%, 6/1/05	$13,042,000	$12,902,711
Spintab-Swedmortgage AB
2.32%, 3/14/05	6,400,000	6,369,984
Tulip Funding Corp.
2.28%, 1/28/05	6,000,000	5,989,360
Yorktown Capital
2.35%, 1/19/05§	2,615,000	2,611,757

Total Commercial Paper		60,259,398

Government Securities (2.1%)
Federal Home Loan Bank
1.25%, 1/3/05 (o)	22,385,000	22,382,668
Federal Home Loan Mortgage Corp.
2.24%, 3/8/05 (o)	3,000,000	2,987,520

Total Government Securities		25,370,188

Short-Term Investments of Cash Collateral for Securities Loaned (6.5%)
Canadian Imperial Bank N.Y.
2.32%, 5/19/05 (l)	9,997,493	9,997,493
Fortis Bank
2.34%, 2/2/05 (l)	4,000,000	4,000,000
General Electric Capital Corp.
2.42%, 5/12/06 (l)	2,006,283	2,006,283
Monumental Global Funding II
2.26%, 2/11/05 (l)	5,301,841	5,301,841
Morgan Stanley & Co.
2.49%, 1/2/06 (l)	8,000,000	8,000,000
National City Bank/Indiana
2.38%, 11/7/05 (l)	4,997,741	4,997,741
New York Life Insurance Co.
2.39%, 3/31/05 (l)	5,500,000	5,500,000
Nomura Securities
2.36%, 1/3/05	14,685,393	14,685,393
2.38%, 1/3/05	20,000,000	20,000,000
Skandinaviska Enskilda Banken AB
2.29%, 2/1/05	4,980,050	4,980,050

Total Short-Term Investments of Cash Collateral for Securities Loaned		79,468,801

Total Short-Term Debt Securities (13.6%) (Amortized Cost $165,098,387)		165,098,387

Total Investments (142.4%) (Cost/Amortized Cost $1,717,147,669)		1,728,119,138
Other Assets Less Liabilities (-42.4%)		(514,328,223)

Net Assets (100%)		$1,213,790,915

^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $163,228,313 or 13.45% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

CMO — Collateralized Mortgage Obligation.

IO     — Interest only

TBA  — Security is subject to delayed delivery.

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Appreciation/ (Depreciation)
Purchase
EURO-BOBL	615	March-05	$94,754,507	$94,377,485	$(377,022)
U.S. Treasury Bonds	121	March-05	13,588,740	13,612,500	23,760
U.S. 2 Year Treasury Notes	436	March-05	91,429,842	91,382,875	(46,967)

					$(400,229)

Sales
EURO-BUND	(208)	March-05	$(33,507,129)	$(33,528,239)	$(21,110)
U.S. 5 Year Treasury Notes	(880)	March-05	(96,521,240)	(96,387,500)	133,740
U.S. 10 Year Treasury Notes	(834)	March-05	(93,397,472)	(93,355,875)	41,597

					$154,227

					$(246,002)

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

At December 31, 2004 the Portfolio had outstanding foreign currency contracts to sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Foreign Currency Sell Contracts
European Union, expiring 1/31/05	(7,113)	$(9,682,429)	$(9,669,626)	$12,803

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$7,095,924,316
U.S. Government securities	350,453,062
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	6,872,845,181
U.S. Government securities	317,783,898

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,028,065
Aggregate gross unrealized depreciation	(4,123,868)

Net unrealized appreciation	$10,904,197

Federal income tax cost of investments	$1,717,214,941

At December 31, 2004, the Portfolio had loaned securities with a total value $242,018,461. This was secured by collateral of $246,234,241 of which $79,468,801 was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $166,765,440 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JP MORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.9%)
Hotels, Restaurants & Leisure (1.4%)
McDonald’s Corp.	280,700	$8,999,242

Household Durables (0.6%)
Lennar Corp., Class A	61,000	3,457,480

Leisure Equipment & Products (0.3%)
Mattel, Inc.	99,700	1,943,153

Media (5.6%)
Dex Media, Inc.	173,000	4,318,080
Gannett Co., Inc.	43,600	3,562,120
Liberty Media Corp., Class A*	1,272,000	13,966,560
Viacom, Inc., Class B	383,100	13,941,009

		35,787,769

Multiline Retail (1.5%)
Dollar General Corp.	143,700	2,984,649
Federated Department Stores, Inc.	118,400	6,842,336

		9,826,985

Textiles, Apparel & Luxury Goods (1.5%)
Jones Apparel Group, Inc.	268,900	9,833,673

Total Consumer Discretionary		69,848,302

Consumer Staples (5.1%)
Beverages (1.0%)
Coca-Cola Co.	162,700	6,773,201

Food & Staples Retailing (0.5%)
CVS Corp.	68,000	3,064,760

Food Products (0.4%)
Kraft Foods, Inc., Class A	84,800	3,019,728

Household Products (0.5%)
Kimberly-Clark Corp.	46,100	3,033,841

Tobacco (2.7%)
Altria Group, Inc.	282,700	17,272,970

Total Consumer Staples		33,164,500

Energy (11.4%)
Energy Equipment & Services (1.1%)
GlobalSantaFe Corp.	100,900	3,340,799
Rowan Cos., Inc.*	134,300	3,478,370

		6,819,169

Oil & Gas (10.3%)
Anadarko Petroleum Corp.	94,200	6,105,102
ChevronTexaco Corp.	212,600	11,163,626
ConocoPhillips	96,000	8,335,680
Exxon Mobil Corp.	695,600	35,656,456
Unocal Corp.	115,700	5,002,868

		66,263,732

Total Energy		73,082,901

Financials (32.6%)
Capital Markets (4.4%)
Charles Schwab Corp.	239,500	2,864,420
Morgan Stanley	335,300	18,615,856
State Street Corp.	138,500	6,803,120

		28,283,396

Commercial Banks (9.1%)
Bank of America Corp.	498,200	23,410,418
BB&T Corp.	54,100	2,274,905
Comerica, Inc.	73,700	4,497,174
North Fork Bancorp, Inc.	131,400	3,790,890
SunTrust Banks, Inc.	81,200	5,999,056
U.S. Bancorp	300,500	9,411,660
Wachovia Corp.	120,700	6,348,820
Wells Fargo & Co.	47,000	2,921,050

		58,653,973

Consumer Finance (1.0%)
MBNA Corp.	215,600	6,077,764

Diversified Financial Services (6.3%)
CIT Group, Inc.	211,000	9,668,020
Citigroup, Inc.	639,100	30,791,838

		40,459,858

Insurance (6.0%)
Ambac Financial Group, Inc.	73,400	6,028,342
Assurant, Inc.	142,000	4,338,100
Hartford Financial Services Group, Inc.	32,400	2,245,644
RenaissanceReinsurance Holdings Ltd.	146,600	7,634,928
St. Paul Travelers Cos., Inc.	82,500	3,058,275
Willis Group Holdings Ltd.	371,900	15,311,123

		38,616,412

Real Estate (2.5%)
Equity Office Properties Trust (REIT)	171,200	4,985,344
Prologis Trust (REIT)	130,900	5,671,897
United Dominion Realty Trust, Inc. (REIT)	220,800	5,475,840

		16,133,081

Thrifts & Mortgage Finance (3.3%)
Fannie Mae	31,600	2,250,236
Freddie Mac	209,300	15,425,410
Washington Mutual, Inc.	87,700	3,707,956

		21,383,602

Total Financials		209,608,086

Health Care (4.1%)
Health Care Equipment & Supplies (0.7%)
Boston Scientific Corp.*	136,200	4,841,910

Health Care Providers & Services (1.7%)
AmerisourceBergen Corp.	41,600	2,441,088
HCA, Inc.	53,700	2,145,852
WellPoint, Inc.*	53,200	6,118,000

		10,704,940

Pharmaceuticals (1.7%)
Eli Lilly & Co.	43,500	2,468,625
Merck & Co., Inc.	151,700	4,875,638
Wyeth	86,900	3,701,071

		11,045,334

Total Health Care		26,592,184

Industrials (11.6%)
Aerospace & Defense (2.1%)
Honeywell International, Inc.	85,400	3,024,014
Lockheed Martin Corp.	185,800	10,321,190

		13,345,204

Commercial Services & Supplies (1.0%)
Cendant Corp.	81,100	1,896,118
Waste Management, Inc.	161,000	4,820,340

		6,716,458

Industrial Conglomerates (7.1%)
General Electric Co.	907,200	33,112,800
Tyco International Ltd.	341,400	12,201,636

		45,314,436

Machinery (0.4%)
Caterpillar, Inc.	23,200	2,262,232

Road & Rail (1.0%)
Union Pacific Corp.	99,500	6,691,375

Total Industrials		74,329,705

EQ ADVISORS TRUST

EQ/JP MORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Information Technology (5.2%)
Computers & Peripherals (2.2%)
Hewlett-Packard Co.	403,400	$8,459,298
International Business Machines Corp.	54,900	5,412,042

		13,871,340

IT Services (1.6%)
Accenture Ltd., Class A*	169,900	4,587,300
Affiliated Computer Services, Inc., Class A*	57,500	3,460,925
Sabre Holdings Corp., Class A	106,000	2,348,960

		10,397,185

Software (1.4%)
Computer Associates International, Inc.	144,900	4,500,594
Microsoft Corp.	179,100	4,783,761

		9,284,355

Total Information Technology		33,552,880

Materials (4.3%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	42,000	2,434,740
Dow Chemical Co.	85,000	4,208,350
Praxair, Inc.	142,800	6,304,620

		12,947,710

Metals & Mining (1.6%)
Alcoa, Inc.	220,700	6,934,394
United States Steel Corp.	62,600	3,208,250

		10,142,644

Paper & Forest Products (0.7%)
International Paper Co.	102,500	4,305,000

Total Materials		27,395,354

Telecommunication Services (4.7%)
Diversified Telecommunication Services (4.7%)
SBC Communications, Inc.	222,700	5,738,979
Sprint Corp.	271,100	6,736,835
Verizon Communications, Inc.	446,600	18,091,766

Total Telecommunication Services		30,567,580

Utilities (5.2%)
Electric Utilities (3.3%)
FPL Group, Inc.	94,700	7,078,825
Pinnacle West Capital Corp.	140,500	6,239,605
PPL Corp.	146,900	7,826,832

		21,145,262

Multi-Utilities & Unregulated Power (1.9%)
Dominion Resources, Inc.	110,400	7,478,496
SCANA Corp.	125,900	4,960,460

		12,438,956

Total Utilities		33,584,218

Total Common Stocks (95.1%) (Cost $560,805,492)		611,725,710

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Security (3.7%)
Federal Home Loan Bank
1.25%, 1/3/05 (o)	$23,863,000	23,860,514

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	17,820	17,820

Total Short-Term Debt Securities (3.7%) (Cost/Amortized Cost $ 23,878,334)		23,878,334

Total Investments (98.8%) (Cost/Amortized Cost $ 584,683,826)		635,604,044
Other Assets Less Liabilities (1.2%)		7,517,201

Net Assets (100%)		$643,121,245

*	Non-income producing.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

REIT — Real Estate Investment Trust

Options written for the year ended December 31, 2004, were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2004	—	$—
Options Written	23,309	13,109
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(23,309)	(13,109)
Options Exercised	—	—

Options Outstanding—December 31, 2004	—	$—

EQ ADVISORS TRUST

EQ/JP MORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$550,030,942
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	600,047,563

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,449,053
Aggregate gross unrealized depreciation	(1,778,250)

Net unrealized appreciation	$39,670,803

Federal income tax cost of investments	$595,933,241

The Portfolio has a net capital loss carryforward of $27,237,985 which expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $60,322,985 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.0%)
Automobiles (0.5%)
Winnebago Industries, Inc.^	164,800	$6,437,088

Hotels, Restaurants & Leisure (1.8%)
Alliance Gaming Corp.*^	698,400	9,644,904
CBRL Group, Inc.	195,200	8,169,120
WMS Industries, Inc.*^	159,500	5,349,630

		23,163,654

Household Durables (0.3%)
Jarden Corp.*	97,400	4,231,056

Leisure Equipment & Products (0.0%)
Leapfrog Enterprises, Inc.*^	19,100	259,760

Media (5.1%)
ADVO, Inc.^	417,850	14,896,352
Journal Register Co.*	399,700	7,726,201
Liberty Corp.^	208,400	9,161,264
ProQuest Co.*	266,600	7,918,020
Arbitron, Inc.*	369,200	14,465,256
R.H. Donnelly Corp.*^	212,200	12,530,410

		66,697,503

Multiline Retail (0.6%)
99 Cents Only Stores*^	475,300	7,680,848

Specialty Retail (5.6%)
AnnTaylor Stores Corp.*	342,500	7,374,025
Cost Plus, Inc.*	144,000	4,626,720
CSK Auto Corp.*	530,400	8,878,896
Gymboree Corp.*^	592,900	7,600,978
HOT Topic, Inc.*^	719,000	12,359,610
Rush Enterprises, Inc., Class A*	307,300	4,987,479
Sports Authority, Inc.*^	368,000	9,476,000
TBC Corp.*	326,600	9,079,480
Tractor Supply Co.*	271,800	10,113,678

		74,496,866

Textiles, Apparel & Luxury Goods (2.1%)
K-Swiss, Inc., Class A	234,400	6,825,728
Timberland Co., Class A*	178,400	11,180,328
Warnaco Group, Inc.*	481,300	10,396,080

		28,402,136

Total Consumer Discretionary		211,368,911

Consumer Staples (1.8%)
Commercial Services & Supplies (0.5%)
DeVry, Inc.*	383,400	6,655,824

Food & Staples Retailing (0.5%)
Performance Food Group Co.*^	247,000	6,646,770

Food Products (0.8%)
Delta & Pine Land Co.	388,200	10,590,096

Total Consumer Staples		23,892,690

Energy (8.7%)
Energy Equipment & Services (3.4%)
Grey Wolf, Inc.*	1,272,800	6,707,656
Hanover Compressor Co.*^	716,200	10,119,906
Key Energy Services, Inc.*	1,320,700	15,584,260
Maverick Tube Corp.*^	141,300	4,281,390
Veritas DGC, Inc.*^	395,700	8,867,637

		45,560,849

Oil & Gas (5.3%)
Bill Barrett Corp.*	90,400	2,891,896
Denbury Resources, Inc.*	249,500	6,848,775
Energy Partners Ltd.*	255,500	5,178,985
Forest Oil Corp.*	255,400	8,101,288
General Maritime Corp.*^	220,700	8,816,965
Houston Exploration Co.*	102,100	5,749,251
Kinder Morgan Management LLC*	266,968	10,865,598
OMI Corp.	495,900	8,355,915
Range Resources Corp.	347,300	7,105,758
Whiting Petroleum Corp.*^	225,500	6,821,375

		70,735,806

Total Energy		116,296,655

Financials (24.2%)
Capital Markets (0.7%)
Knight Trading Group, Inc., Class A*	833,200	9,123,540

Commercial Banks (9.9%)
Bank of the Ozarks, Inc.	25,500	867,765
Citizens Banking Corp.^	119,515	4,105,340
First Community Bancorp, Inc./California^	150,876	6,442,405
First Midwest Bancorp, Inc.	251,325	9,120,585
First Republic Bank	192,800	10,218,400
Hudson United Bancorp	155,200	6,111,776
MB Financial, Inc.	166,600	7,022,190
Old National Bancorp/Indiana^	471,200	12,185,232
Provident Bankshares Corp.	308,200	11,209,234
Sandy Spring Bancorp, Inc.	76,600	2,936,078
South Financial Group, Inc.	438,600	14,267,658
Sterling Bancshares, Inc./Texas	696,900	9,944,763
Texas Regional Bancshares, Inc.	248,250	8,112,810
Umpqua Holdings Corp.^	224,348	5,655,813
United Bancshares, Inc.^	311,100	11,868,465
Westamerica Bancorp	198,000	11,545,380

		131,613,894

Diversified Financial Services (2.2%)
Calamos Asset Management, Inc., Class A*	281,300	7,595,100
eSpeed, Inc., Class A*	819,700	10,139,689
Financial Federal Corp.*^	279,600	10,960,320

		28,695,109

Insurance (2.4%)
Arch Capital Group Ltd.*	352,100	13,626,270
Assured Guaranty Ltd.	576,000	11,329,920
Bristol West Holdings, Inc.	95,500	1,910,000
Max Reinsurance Capital Ltd.	240,500	5,129,865

		31,996,055

Real Estate (5.4%)
Alexandria Real Estate Equities, Inc. (REIT)	118,400	8,811,328
BioMed Realty Trust, Inc. (REIT)	347,200	7,711,312
Brandywine Realty Trust (REIT)^	403,700	11,864,743
Capital Automotive Real Estate Investment Trust (REIT)	128,000	4,547,200
CarrAmerica Realty Corp. (REIT)	183,400	6,052,200
Healthcare Realty Trust, Inc. (REIT)^	114,600	4,664,220
Inland Real Estate Corp. (REIT)	177,100	2,824,745
Lexington Corp. Properties Trust (REIT)	322,500	7,282,050
Mills Corp. (REIT)	176,100	11,228,136
Mission West Properties, Inc. (REIT)	186,500	1,984,360
Prentiss Properties Trust (REIT)	100,600	3,842,920

		70,813,214

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (3.6%)
Bank Atlantic Bancorp, Inc., Class A	351,300	$6,990,870
Bankunited Financial Corp., Class A*^	356,400	11,386,980
IndyMac Bancorp, Inc.	157,200	5,415,540
MAF Bancorp, Inc.	279,200	12,513,744
W Holding Co., Inc.	503,026	11,539,422

		47,846,556

Total Financials		320,088,368

Health Care (9.5%)
Biotechnology (0.6%)
Charles River Laboratories International, Inc.*	75,552	3,476,148
Martek Biosciences Corp.*^	104,300	5,340,160

		8,816,308

Health Care Equipment & Supplies (1.8%)
Bio-Rad Laboratories, Inc., Class A*	9,600	550,752
Cutera, Inc.*	93,200	1,163,136
DJ Orthopedics, Inc.*	475,800	10,191,636
Inamed Corp.*	158,000	9,993,500
Respironics, Inc.*	10,400	565,344
Viasys Healthcare, Inc.*	49,800	946,200

		23,410,568

Health Care Providers & Services (6.0%)
Andrx Corp.*	495,000	10,805,850
Beverly Enterprises, Inc.*^	1,126,400	10,306,560
Hanger Orthopedic Group, Inc.*	152,700	1,236,870
Kindred Healthcare, Inc.*^	467,700	14,007,615
LifePoint Hospitals, Inc.*	375,900	13,088,838
MIM Corp.*^	917,300	5,824,855
PSS World Medical, Inc.*^	821,700	10,283,575
Select Medical Corp.	777,300	13,680,480

		79,234,643

Pharmaceuticals (1.1%)
Able Laboratories, Inc.*^	335,900	7,641,725
Taro Pharmaceuticals Industries Ltd.*	205,600	6,996,568

		14,638,293

Total Health Care		126,099,812

Industrials (12.4%)
Aerospace & Defense (1.2%)
DRS Technologies, Inc.*	248,100	10,596,351
Esterline Technologies Corp.*	145,600	4,753,840

		15,350,191

Air Freight & Logistics (1.8%)
Forward Air Corp.*	207,164	9,260,231
Pacer International, Inc.*	675,200	14,354,752

		23,614,983

Airlines (0.6%)
Airtran Holdings, Inc.*^	693,300	7,418,310

Commercial Services & Supplies (4.5%)
Corinthian Colleges, Inc.*	498,500	9,394,232
Herman Miller, Inc.^	338,500	9,352,755
Learning Tree International, Inc.*^	518,400	6,946,560
Tetra Tech, Inc.*	772,000	12,923,280
United Rentals, Inc.*^	305,800	5,779,620
Waste Connections, Inc.*^	191,399	6,555,416
Watson Wyatt & Co. Holdings^	300,800	8,106,560

		59,058,423

Construction & Engineering (1.5%)
Chicago Bridge & Iron Co., N.V. (N.Y. Shares)	242,100	9,684,000
Shaw Group, Inc.*^	592,300	10,572,555

		20,256,555

Electrical Equipment (0.9%)
General Cable Corp.*^	149,300	2,067,805
Roper Industries, Inc.	172,700	10,494,979

		12,562,784

Machinery (0.9%)
Tecumseh Products Co., Class A	254,959	12,187,040

Road & Rail (1.0%)
Overnite Corp.	223,500	8,323,140
Swift Transportation Co., Inc.*^	258,300	5,548,284

		13,871,424

Total Industrials		164,319,710

Information Technology (15.4%)
Communications Equipment (3.4%)
Avocent Corp.*	166,600	6,750,632
Black Box Corp.	19,100	917,182
C-COR, Inc.*	1,219,200	11,338,560
CommScope, Inc.*	645,000	12,190,500
Ditech Communications Corp.*	281,000	4,200,950
Foundry Networks, Inc.*	497,300	6,544,468
Oplink Communications, Inc.*	1,255,600	2,473,532

		44,415,824

Computers & Peripherals (1.3%)
Advanced Digital Information Corp.*	660,800	6,621,216
Komag, Inc.*	561,000	10,535,580

		17,156,796

Electronic Equipment & Instruments (4.1%)
Benchmark Electronics, Inc.*	251,300	8,569,330
Metrologic Instruments, Inc.*	411,600	8,746,500
Photon Dynamics, Inc.*	296,400	7,196,592
Plexus Corp.*	445,500	5,795,955
Rogers Corp.*^	252,600	10,887,060
TTM Technologies, Inc.*	1,103,100	13,016,580

		54,212,017

IT Services (2.7%)
BearingPoint, Inc.*	691,300	5,551,139
BISYS Group, Inc.*	537,900	8,848,455
MPS Group, Inc.*	926,900	11,363,794
Titan Corp.*	662,000	10,724,400

		36,487,788

Semiconductors & Semiconductor Equipment (2.5%)
AMIS Holdings, Inc.*^	393,000	6,492,360
Brooks Automation, Inc.*	395,900	6,817,398
ChipMOS TECHNOLOGIES Bermuda Ltd.*^	1,055,300	6,722,261
Exar Corp.*	604,500	8,577,855
Ultratech, Inc.*	274,315	5,170,838

		33,780,712

Software (1.4%)
JDA Software Group, Inc.*	379,500	5,168,790
Serena Software, Inc.*^	318,400	6,890,176
Verity, Inc.*	484,200	6,352,704

		18,411,670

Total Information Technology		204,464,807

Materials (5.6%)
Chemicals (3.4%)
Ferro Corp.	235,100	5,451,969
Olin Corp.^	509,400	11,216,988
PolyOne Corp.*	814,200	7,376,652
Scotts Co., Class A*	148,000	10,880,960

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Spartech Corp.^	371,200	$10,055,808

		44,982,377

Containers & Packaging (0.4%)
Packaging Corp. of America	228,100	5,371,755

Metals & Mining (1.8%)
Foundation Coal Holdings, Inc.*^	383,800	8,850,428
GrafTech International Ltd.*^	691,100	6,537,806
Schnitzer Steel Industries, Inc.^	113,400	3,847,662
Steel Dynamics, Inc.^	100,600	3,810,728

		23,046,624

Total Materials		73,400,756

Telecommunication Services (0.5%)
Wireless Telecommunication Services (0.5%)
Wireless Facilities, Inc.*^	688,908	6,503,292

Total Telecommunication Services		6,503,292

Utilities (2.5%)
Electric Utilities (0.8%)
Cleco Corp.	485,500	9,836,230

Gas Utilities (1.3%)
AGL Resources, Inc.	267,200	8,881,728
New Jersey Resources Corp.	197,500	8,559,650

		17,441,378

Multi-Utilities & Unregulated Power (0.4%)
Vectren Corp.^	196,600	5,268,880

Total Utilities		32,546,488

Total Common Stocks (96.6%) (Cost $1,105,901,288)		1,278,981,489

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Securities (3.2%)
U.S. Treasury Bills
1.92%, 1/6/05^	$5,006,000	5,004,394
2.03%, 2/10/05^	37,306,000	37,221,970

Total Government Securities		42,226,364

Short-Term Investments of Cash Collateral for Securities Loaned (6.8%)
Bank of Nova Scotia (New York)
2.41%, 5/30/06 (l)	4,996,469	4,996,469
Concord Minutemen C.C. LLC, Series A
2.37%, 4/14/05 (l)	4,999,662	4,999,662
Fortis Bank
2.34%, 2/2/05 (l)	5,000,000	5,000,000
General Electric Capital Corp.
2.40%, 3/29/06 (l)	6,003,720	6,003,720
2.42%, 5/12/06 (l)	2,006,283	2,006,283
Merrill Lynch & Co., Inc.
2.13%, 10/19/06 (l)	5,000,000	5,000,000
Merrill Lynch Mortgage Capital
2.41%, 1/12/05 (l)	4,000,000	4,000,000
Monumental Global Funding II
2.26%, 2/11/05 (l)	7,002,431	7,002,431
Morgan Stanley & Co.
2.49%, 1/2/06 (l)	1,500,000	1,500,000
New York Life Insurance Co.
2.39%, 3/31/05 (l)	9,000,000	9,000,000
Nomura Securities
2.36%, 1/3/05	6,293,400	6,293,400
2.38%, 1/3/05	20,000,000	20,000,000
Nordeutsche Landesbank N.Y.
2.43%, 3/30/06 (l)	8,992,309	8,992,309
Washington Mutual Bank
2.28%, 2/15/05	6,000,000	6,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		90,794,274

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	547	547

Total Short-Term Debt Securities (10.0%) (Amortized Cost $133,021,185)		133,021,185

Total Investments (106.6%) (Cost/Amortized Cost $1,238,922,473)		1,412,002,674
Other Assets Less Liabilities (-6.6%)		(87,764,136)

Net Assets (100%)		$1,324,238,538

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,233,876,995
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	971,797,800

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$192,886,233
Aggregate gross unrealized depreciation	(21,326,116)

Net unrealized appreciation	$171,560,117

Federal income tax cost of investments	$1,240,442,557

At December 31, 2004, the Portfolio had loaned securities with a total value of $89,085,650. This was secured by collateral of $91,076,241 of which $90,794,274 was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $281,967 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2004, the Portfolio incurred approximately $2,330 as brokerage commissions with Lazard Freres & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (22.9%)
Hotels, Restaurants & Leisure (8.3%)
Four Seasons Hotels, Inc.^	131,672	$10,769,453
MGM Mirage, Inc.*^	474,000	34,478,760
Starbucks Corp.*	827,709	51,615,933
Wynn Resorts Ltd.*^	841,384	56,305,418

		153,169,564

Household Durables (2.2%)
Harman International Industries, Inc.	45,703	5,804,281
Lennar Corp., Class A	594,299	33,684,867

		39,489,148

Internet & Catalog Retail (3.8%)
eBay, Inc.*	597,203	69,442,765

Multiline Retail (1.7%)
Target Corp.	601,527	31,237,297

Specialty Retail (4.0%)
Lowe’s Cos., Inc.	1,280,134	73,722,917

Textiles, Apparel & Luxury Goods (2.9%)
Nike, Inc., Class B	586,973	53,232,581

Total Consumer Discretionary		420,294,272

Consumer Staples (5.4%)
Food & Staples Retailing (1.3%)
Whole Foods Market, Inc.^	251,129	23,945,150

Household Products (4.1%)
Procter & Gamble Co.	1,355,542	74,663,253

Total Consumer Staples		98,608,403

Financials (17.0%)
Capital Markets (4.1%)
Goldman Sachs Group, Inc.	722,205	75,138,208

Consumer Finance (4.5%)
SLM Corp.	1,536,287	82,022,363

Diversified Financial Services (3.9%)
Chicago Mercantile Exchange^	115,473	26,408,675
Citigroup, Inc.	947,735	45,661,872

		72,070,547

Thrifts & Mortgage Finance (4.5%)
Countrywide Financial Corp.	2,237,401	82,806,211

Total Financials		312,037,329

Health Care (21.6%)
Biotechnology (5.0%)
Genentech, Inc.*	1,690,771	92,045,573

Health Care Equipment & Supplies (5.2%)
Medtronic, Inc.	547,300	27,184,391
Zimmer Holdings, Inc.*	863,141	69,154,857

		96,339,248

Health Care Providers & Services (8.4%)
UnitedHealth Group, Inc.	1,749,133	153,976,178

Pharmaceuticals (3.0%)
Pfizer, Inc.	2,049,303	55,105,758

Total Health Care		397,466,757

Industrials (15.1%)
Aerospace & Defense (1.7%)
Lockheed Martin Corp.	555,194	30,841,027

Air Freight & Logistics (4.0%)
FedEx Corp.	742,480	73,126,855

Industrial Conglomerates (6.1%)
General Electric Co.	3,087,581	112,696,707

Machinery (3.3%)
Caterpillar, Inc.	619,865	60,443,036

Total Industrials		277,107,625

Information Technology (10.8%)
Communications Equipment (4.9%)
QUALCOMM, Inc.	2,138,151	90,657,602

Computers & Peripherals (3.0%)
Dell, Inc.*	1,304,899	54,988,444

Software (2.9%)
Electronic Arts, Inc.*	851,198	52,501,893

Total Information Technology		198,147,939

Utilities (2.4%)
Electric Utilities (2.4%)
TXU Corp.	690,307	44,566,220

Total Utilities		44,566,220

Total Common Stocks (95.2%) (Cost $1,431,645,662)		1,748,228,545

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (5.7%)
Bank of Nova Scotia (New York)
2.41%, 5/30/06 (l)	$9,992,938	9,992,938
Fortis Bank
2.34%, 2/2/05	5,000,000	5,000,000
General Electric Capital Corp.
2.40%, 3/29/06 (l)	2,501,550	2,501,550
Nomura Securities
2.36%, 1/3/05	20,090,166	20,090,166
2.38%, 1/3/05	55,000,000	55,000,000
Washington Mutual Bank
2.28%, 2/15/05	12,000,000	12,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		104,584,654

Time Deposit (6.6%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	122,101,134	122,101,134

Total Short-Term Debt Securities (12.3%) (Amortized Cost $226,685,788)		226,685,788

Total Investments (107.5%) (Cost/Amortized Cost $1,658,331,450)		1,974,914,333
Other Assets Less Liabilities (-7.5%)		(137,849,453)

Net Assets (100%)		$1,837,064,880

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,710,015,869
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,291,357,163

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$316,749,855
Aggregate gross unrealized depreciation	(746,791)

Net unrealized appreciation	$316,003,064

Federal income tax cost of investments	$1,658,911,269

At December 31, 2004, the Portfolio had loaned securities with a total value $102,721,475. This was secured by collateral of $104,584,654 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $56,960 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $3,549,088 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.3%)
Hotels, Restaurants & Leisure (1.1%)
McDonald’s Corp.	731,900	$23,464,714

Household Durables (1.3%)
Koninklijke (Royal) Philips Electronics N.V. (N.Y. Shares)	1,037,200	27,485,800

Media (9.2%)
Comcast Corp., Special Class A*	1,126,700	37,000,828
Dow Jones & Co., Inc.	108,500	4,672,010
Liberty Media Corp., Class A*	3,788,220	41,594,655
Time Warner, Inc.*	2,111,900	41,055,336
Viacom, Inc., Class B	1,168,000	42,503,520
Walt Disney Co.^	934,200	25,970,760

		192,797,109

Specialty Retail (2.7%)
Foot Locker, Inc.	2,041,800	54,985,674

Total Consumer Discretionary		298,733,297

Consumer Staples (9.7%)
Beverages (0.9%)
Coca-Cola Enterprises, Inc.	886,300	18,479,355

Food & Staples Retailing (0.8%)
Albertson’s, Inc.^	733,800	17,523,144

Food Products (4.0%)
ConAgra Foods, Inc.	462,100	13,608,845
General Mills, Inc.	442,000	21,971,820
Sara Lee Corp.	503,700	12,159,318
Unilever N.V. (N.Y. Shares)	529,700	35,336,287

		83,076,270

Household Products (2.4%)
Kimberly-Clark Corp.	778,200	51,213,342

Personal Products (1.6%)
Gillette Co.	740,400	33,155,112

Total Consumer Staples		203,447,223

Energy (9.9%)
Energy Equipment & Services (4.6%)
Diamond Offshore Drilling, Inc.^	719,700	28,823,985
GlobalSantaFe Corp.^	1,304,200	43,182,062
Grant Prideco, Inc.*	1,289,300	25,850,465

		97,856,512

Oil & Gas (5.3%)
Anadarko Petroleum Corp.	337,400	21,866,894
Exxon Mobil Corp.	1,307,800	67,037,828
Royal Dutch Petroleum Co. (N.Y. Shares)^	378,800	21,735,544

		110,640,266

Total Energy		208,496,778

Financials (22.2%)
Capital Markets (6.6%)
Bank of New York Co., Inc.	1,013,800	33,881,196
Goldman Sachs Group, Inc.	201,800	20,995,272
Mellon Financial Corp.	1,091,300	33,950,343
Morgan Stanley	881,400	48,935,328

		137,762,139

Commercial Banks (3.4%)
Bank of America Corp.	832,100	39,100,379
Wachovia Corp.	594,900	31,291,740

		70,392,119

Diversified Financial Services (5.3%)
Citigroup, Inc.	1,538,157	74,108,404
JPMorgan Chase & Co.	953,472	37,194,943

		111,303,347

Insurance (6.9%)
ACE Ltd.	286,200	12,235,050
Allstate Corp.	440,200	22,767,144
American International Group, Inc.	699,500	45,936,165
Hartford Financial Services Group, Inc.	321,300	22,269,303
St. Paul Travelers Cos., Inc.	1,121,138	41,560,585

		144,768,247

Total Financials		464,225,852

Health Care (4.2%)
Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	814,900	28,146,646

Health Care Providers & Services (0.6%)
AmerisourceBergen Corp.^	213,100	12,504,708

Pharmaceuticals (2.3%)
GlaxoSmithKline plc (ADR)^	542,600	25,713,814
Schering-Plough Corp.	1,067,800	22,295,664

		48,009,478

Total Health Care		88,660,832

Industrials (10.7%)
Aerospace & Defense (5.3%)
Boeing Co.	268,700	13,910,599
Goodrich Corp.	663,000	21,640,320
Honeywell International, Inc.	812,900	28,784,789
Raytheon Co.	1,193,100	46,328,073

		110,663,781

Industrial Conglomerates (2.3%)
General Electric Co.	1,321,900	48,249,350

Machinery (1.4%)
Deere & Co.	397,100	29,544,240

Road & Rail (1.7%)
Norfolk Southern Corp.	984,600	35,632,674

Total Industrials		224,090,045

Information Technology (13.6%)
Communications Equipment (2.1%)
3Com Corp.*	4,258,600	17,758,362
Lucent Technologies, Inc.*^	3,361,930	12,640,857
Motorola, Inc.	807,520	13,889,344

		44,288,563

Computers & Peripherals (5.3%)
Hewlett-Packard Co.	2,436,457	51,092,503
International Business Machines Corp.	350,760	34,577,921
Seagate Technology*^	1,432,800	24,744,456

		110,414,880

Electronic Equipment & Instruments (0.9%)
Agilent Technologies, Inc.*	762,100	18,366,610

IT Services (3.0%)
Electronic Data Systems Corp.	461,800	10,667,580
Unisys Corp.*	5,083,100	51,745,958

		62,413,538

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*^	471,500	10,382,430
LSI Logic Corp.*^	4,212,100	23,082,308

		33,464,738

Software (0.7%)
Borland Software Corp.*^	1,296,700	15,145,456

Total Information Technology		284,093,785

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Materials (5.8%)
Chemicals (1.8%)
DuPont (E.I.) de Nemours & Co.	790,100	$38,754,405

Metals & Mining (1.6%)
Alcoa, Inc.	1,054,200	33,122,964

Paper & Forest Products (2.4%)
International Paper Co.	609,100	25,582,200
Weyerhaeuser Co.	372,100	25,012,562

		50,594,762

Total Materials		122,472,131

Telecommunication Services (3.4%)
Diversified Telecommunication Services (3.4%)
SBC Communications, Inc.	950,600	24,496,962
Sprint Corp.	817,400	20,312,390
Verizon Communications, Inc.	647,000	26,209,970

Total Telecommunication Services		71,019,322

Utilities (0.3%)
Electric Utilities (0.3%)
Southern Co.	210,900	7,069,368

Total Utilities		7,069,368

Total Common Stocks (94.1%) (Cost $1,710,771,735)		1,972,308,633

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (5.5%)
Concord Minutemen C.C. LLC, Series A
2.37%, 4/14/05 (l)	$9,999,323	9,999,323
Deutsche Bank N.Y.
2.41%, 2/22/05 (l)	5,000,847	5,000,847
General Electric Capital Corp.
2.40%, 3/29/06 (l)	13,008,061	13,008,061
2.42%, 5/12/06 (l)	4,012,565	4,012,565
Merrill Lynch & Co., Inc.
2.13%, 10/19/06 (l)	5,000,000	5,000,000
Metropolitan Life Global Funding
2.56%, 3/17/06 (l)	4,997,387	4,997,387
Monumental Global Funding II
2.05%, 7/6/05 (l)	3,000,284	3,000,284
Morgan Stanley & Co.
2.49%, 1/2/06 (l)	1,000,000	1,000,000
2.56%, 1/1/07 (l)	5,000,000	5,000,000
New York Life Insurance Co.
2.39%, 3/31/05 (l)	4,000,000	4,000,000
Nomura Securities
2.36%, 1/3/05	22,002,470	22,002,470
2.38%, 1/3/05	20,000,000	20,000,000
Skandinaviska Enskilda Banken AB
2.29%, 2/1/05	2,490,025	2,490,025
Washington Mutual Bank
2.28%, 2/15/05	9,000,000	9,000,000
Westdeutsche Landesbank N.Y.
2.34%, 7/13/05 (l)	5,998,191	5,998,191

Total Short-Term Investments of Cash Collateral for Securities Loaned		114,509,153

Time Deposit (7.1%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	149,582,876	149,582,876

Total Short-Term Debt Securities (12.6%) (Amortized Cost $264,092,029)		264,092,029

Total Investments (106.7%) (Cost/Amortized Cost $1,974,863,764)		2,236,400,662
Other Assets Less Liabilities (-6.7%)		(140,368,691)

Net Assets (100%)		$2,096,031,971

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,209,109,397
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	795,790,628

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$268,557,247
Aggregate gross unrealized depreciation	(21,888,330)

Net unrealized appreciation	$246,668,917

Federal income tax cost of investments	$1,989,731,745

At December 31, 2004, the Portfolio had loaned securities with a total value $112,067,956. This was secured by collateral of $114,509,153 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $53,331 as brokerage commissions with Bernstein (Sanford C.) & Co., and $423,086 with Merrill Lynch & Co., affiliated broker/dealers.

The Portfolio utilized net capital loss carryforward of $8,514,993 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (1.8%)
Australia & New Zealand Banking Group Ltd.	561,401	$9,061,293
Santos Ltd.	1,090,900	7,251,727

Total Australia		16,313,020

Japan (20.2%)
Asahi Breweries Ltd.^	1,164,500	14,421,299
Honda Motor Co., Ltd.	278,700	14,442,247
Japan Tobacco, Inc.	1,495	17,069,874
KDDI Corp.	900	4,848,248
Mitsubishi Securities Co., Ltd.^	861,000	9,427,559
Mitsubishi Tokyo Financial Group, Inc.	2,614	26,530,302
NAMCO Ltd.^	437,000	5,735,972
NTT DoCoMo, Inc.	10,661	19,663,599
Promise Co., Ltd.	210,300	15,022,894
Sekisui House Ltd.	881,000	10,265,580
Takeda Pharmaceutical Co., Ltd.	252,400	12,709,905
Toppan Printing Co., Ltd.^	660,000	7,323,314
Toyota Motor Corp.	398,100	16,200,615
Yamaha Corp.	556,000	8,486,230

Total Japan		182,147,638

Other European Countries (49.4%)
Belgium (1.6%)
Balgacom S.A.*	335,366	14,495,907

France (12.7%)
Accor S.A.	216,029	9,458,059
BNP Paribas S.A.^	256,714	18,598,418
Carrefour S.A.	91,162	4,341,874
Casino Guichard Perrachon S.A.^	55,293	4,419,231
Lafarge S.A.	127,080	12,264,075
Peugeot S.A.^	168,683	10,707,484
Societe BIC S.A.	212,549	10,689,565
Total S.A.^	137,828	30,105,967
Vinci S.A.^	105,450	14,161,289

		114,745,962

Germany (7.9%)
Adidas-Salomon AG	55,058	8,917,645
DaimlerChrysler AG	174,664	8,368,773
Deutsche Post AG	303,485	6,954,951
Deutsche Telekom AG (Registered)*	502,948	11,375,635
E.On AG	210,471	19,219,032
Hochtief AG	398,162	12,961,778
Linde AG	45,795	2,857,752

		70,655,566

Ireland (1.3%)
Allied Irish Banks plc	556,550	11,612,128

Italy (9.2%)
Banca Intesa S.p.A.	3,687,681	17,744,177
Capitalia S.p.A.	3,733,899	17,103,765
Enel S.p.A.^	1,134,478	11,148,941
ENI S.p.A.	733,468	18,364,116
Fondiaria-Sai S.p.A.^	444,604	11,983,821
Telecom Italia S.p.A.	1,561,391	6,388,184

		82,733,004

Luxembourg (1.3%)
Arcelor	519,618	11,985,752

Netherlands (7.8%)
Aegon N.V.	769,639	10,492,702
Buhrmann N.V.^	938,179	9,117,820
ING Groep N.V. (CVA)	388,935	11,767,967
Koninklijke (Royal) Philips Electronics N.V.	410,637	10,889,667
Koninklijke Ahold N.V.*	1,217,887	9,435,851
TPG N.V.	414,294	11,251,317
Vedior N.V. (CVA)	451,088	7,351,563

		70,306,887

Portugal (1.5%)
Energias de Portugal S.A.	4,306,837	13,054,569

Switzerland (6.1%)
ABB Ltd.*	800,220	4,468,734
Credit Suisse Group*	444,600	18,689,543
Holcim Ltd. (Registered)	189,072	11,389,879
Novartis AG (Registered)	238,527	12,019,697
Swiss Life Holdings*^	54,799	7,975,758

		54,543,611

Total Other European Countries		444,133,386

Scandanavia (5.0%)
Finland (0.4%)
Stora Enso OYJ	267,495	4,097,687

Norway (2.2%)
Statoil ASA	697,779	10,944,830
Telenor ASA	983,750	8,933,363

		19,878,193

Sweden (2.4%)
Investor AB, Class B	816,828	10,386,428
Volvo AB, Class B	277,035	10,984,850

		21,371,278

Total Scandanavia		45,347,158

Southeast Asia (2.0%)
Singapore (1.1%)
Neptune Orient Lines Ltd.	5,466,000	10,045,332

South Korea (0.9%)
KT Corp. (ADR)	383,800	8,370,678

Total Southeast Asia		18,416,010

United Kingdom (20.0%)
BAA plc	972,502	10,903,902
BAE Systems plc	1,962,185	8,683,394
Barclays plc	1,766,695	19,876,404
Boots Group plc	843,415	10,614,331
Cadbury Schweppes plc	893,890	8,323,470
GlaxoSmithKline plc	807,321	18,940,718
HBOS plc	593,759	9,666,843
Kesa Electricals plc	2,092,129	11,347,117
Prudential plc	1,412,562	12,285,270
Royal Bank of Scotland Group plc	631,143	21,229,554
Shell Transport & Trading Co. plc (Registered)	1,561,993	13,314,996
Smiths Group plc	883,327	13,940,306
Unilever plc	990,368	9,725,708
Vodafone Group plc	3,958,548	10,735,033

Total United Kingdom		179,587,046

Total Common Stocks (98.4%) (Cost $747,033,599)		885,944,258

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (10.8%)
Bank of Nova Scotia (New York)
2.41%, 5/30/06 (l)	$9,992,938	9,992,938

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Fortis Bank
2.34%, 2/2/05	$5,000,000	$5,000,000
General Electric Capital Corp.
2.40%, 3/29/06 (l)	2,501,550	2,501,550
2.42%, 5/12/06 (l)	2,006,283	2,006,283
National City Bank/Indiana
2.38%, 11/7/05 (l)	9,995,483	9,995,483
Nomura Securities
2.36%, 1/3/05	22,851,239	22,851,239
2.38%, 1/3/05	20,000,000	20,000,000
Nordeutsche Landesbank N.Y.
2.37%, 6/12/06 (l)	4,996,625	4,996,625
Skandinaviska Enskilda Banken AB
2.29%, 2/1/05	9,960,100	9,960,100
Washington Mutual Bank
2.28%, 2/15/05	10,000,000	10,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		97,304,218

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	107,860	107,860

Total Short-Term Debt Securities (10.8%) (Amortized Cost $97,412,078)		97,412,078

Total Investments (109.2%) (Cost/Amortized Cost $844,445,677)		983,356,336
Other Assets Less Liabilities (-9.2%)		(83,228,119)

Net Assets (100%)		$900,128,217

Market Sector Diversification
As a Percentage of Total Equity Investments

Consumer Discretionary		12.3%
Consumer Staples		8.8
Energy		9.0
Financials
Capital Markets	3.2
Commercial Banks	17.1
Consumer Finance	1.7
Diversified Financial Services	2.5
Insurance	4.8

Total Financials		29.3
Health Care		4.9
Industrials		15.7
Information Technology		0.7
Materials		4.8
Telecommunication Services		9.6
Utilities		4.9

		100.0%

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

CVA — Dutch Certification

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$523,464,351
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	439,963,493

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$137,776,977
Aggregate gross unrealized depreciation	(8,070,091)

Net unrealized appreciation	$129,706,886

Federal income tax cost of investments	$853,649,450

At December 31, 2004, the Portfolio had loaned securities with a total value of $92,323,788. This was secured by collateral of $97,304,218 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $12,264 as brokerage commissions with Bernstein (Sanford C.) & Co. and $16,293 with Merrill Lynch & Co., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $83,478,750 of which $20,714,637 expires in the year 2009, and $62,764,113 expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $51,116,747 during 2004.

Included in the capital loss carryforward amounts above are $15,110,254 of losses acquired from EQ/T. Rowe Price International Portfolio as a result of the reorganizations during the year ended 2003. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (20.6%)
Hotels, Restaurants & Leisure (4.2%)
Carnival Corp.	229,680	$13,236,458
Cheesecake Factory, Inc.*	70,985	2,304,883
Four Seasons Hotels, Inc.	30,420	2,488,052
International Game Technology	108,390	3,726,448
Royal Caribbean Cruises Ltd.^	230,920	12,571,285
Starbucks Corp.*	39,670	2,473,821
WMS Industries, Inc.*^	102,040	3,422,422

		40,223,369

Household Durables (1.0%)
Harman International Industries, Inc.	78,340	9,949,180

Internet & Catalog Retail (2.5%)
eBay, Inc.*	166,730	19,387,365
IAC/InterActiveCorp*^	149,076	4,117,479

		23,504,844

Media (8.4%)
Citadel Broadcasting Corp.*^	256,000	4,142,080
DreamWorks Animation SKG, Inc., Class A*	59,140	2,218,341
EchoStar Communications Corp., Class A	317,890	10,566,664
Getty Images, Inc.*^	269,720	18,570,222
Grupo Televisa S.A. (ADR)	126,830	7,673,215
News Corp., Class A	285,360	5,324,818
NTL, Inc.*^	190,563	13,903,477
Playboy Enterprises, Inc., Class B*^	120,590	1,482,051
Publishing & Broadcasting Ltd.	235,150	3,225,846
Walt Disney Co.	233,120	6,480,736
Westwood One, Inc.*	275,040	7,406,827

		80,994,277

Multiline Retail (1.8%)
Family Dollar Stores, Inc.	218,740	6,831,250
Target Corp.	193,200	10,032,876

		16,864,126

Specialty Retail (1.6%)
Home Depot, Inc.	196,890	8,415,078
Tiffany & Co.	217,780	6,962,427

		15,377,505

Textiles, Apparel & Luxury Goods (1.1%)
Coach, Inc.*	55,830	3,148,812
Nike, Inc., Class B	84,090	7,626,122

		10,774,934

Total Consumer Discretionary		197,688,235

Consumer Staples (3.0%)
Beverages (1.2%)
Anheuser-Busch Cos., Inc.	90,990	4,615,923
PepsiCo, Inc.	137,970	7,202,034

		11,817,957

Food & Staples Retailing (1.8%)
CVS Corp.	150,170	6,768,162
Wal-Mart de Mexico S.A. de C.V.,
Series V	683,520	2,348,508
Walgreen Co.	206,980	7,941,822

		17,058,492

Total Consumer Staples		28,876,449

Energy (2.2%)
Energy Equipment & Services (2.2%)
BJ Services Co.	166,160	7,733,086
GlobalSantaFe Corp.	240,870	7,975,206
Smith International, Inc.*	108,660	5,912,191

Total Energy		21,620,483

Financials (4.9%)
Capital Markets (3.6%)
Ameritrade Holding Corp.*	334,390	4,755,026
Goldman Sachs Group, Inc.	46,290	4,816,012
Investors Financial Services Corp.^	100,840	5,039,983
Legg Mason, Inc.	207,224	15,181,230
Lehman Brothers Holdings, Inc.	55,300	4,837,644

		34,629,895

Consumer Finance (1.3%)
American Express Co.	216,990	12,231,726

Total Financials		46,861,621

Health Care (24.5%)
Biotechnology (6.2%)
Amgen, Inc.*	112,950	7,245,743
Celgene Corp.*^	150,200	3,984,806
Gen-Probe, Inc.*	134,830	6,095,664
Genzyme Corp.*	265,148	15,397,144
Gilead Sciences, Inc.*	214,370	7,500,806
ImClone Systems, Inc.*^	174,820	8,055,706
MedImmune, Inc.*	263,150	7,133,997
Neurocrine Biosciences, Inc.*^	87,190	4,298,467

		59,712,333

Health Care Equipment & Supplies (10.7%)
Bard (C.R.), Inc.	63,550	4,065,929
Baxter International, Inc.	219,650	7,586,711
Cytyc Corp.*	877,370	24,189,091
Dentsply International, Inc.	84,180	4,730,916
Fisher Scientific International, Inc.*^	236,182	14,733,033
Guidant Corp.	134,300	9,683,030
Medtronic, Inc.	275,010	13,659,747
Millipore Corp.*	195,050	9,715,440
Synthes, Inc.*	21,340	2,392,797
Waters Corp.*	256,840	12,017,544

		102,774,238

Health Care Providers & Services (1.3%)
Community Health Systems, Inc.*	141,600	3,947,808
HCA, Inc.	216,270	8,642,149

		12,589,957

Pharmaceuticals (6.3%)
Allergan, Inc.	135,820	11,010,928
Endo Pharmaceuticals Holdings, Inc.*^	123,820	2,602,696
Johnson & Johnson	140,760	8,926,999
Medicis Pharmaceutical Corp., Class A	374,810	13,159,579
Novartis AG (Registered)	140,390	7,074,441
Roche Holding AG	80,630	9,281,916
Watson Pharmaceuticals, Inc.*	60,370	1,980,740
Wyeth	143,020	6,091,222

		60,128,521

Total Health Care		235,205,049

Industrials (5.6%)
Air Freight & Logistics (0.4%)
Expeditors International of Washington, Inc.	63,300	3,537,204

Airlines (0.4%)
JetBlue Airways Corp.*^	177,870	4,130,141

Commercial Services & Supplies (2.9%)
Apollo Group, Inc., Class A*	80,840	6,524,596
Career Education Corp.*	237,530	9,501,200
Corporate Executive Board Co.^	61,850	4,140,239

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Manpower, Inc.	88,200	$4,260,060
Strayer Education, Inc.^	32,320	3,548,413

		27,974,508

Industrial Conglomerates (0.8%)
Tyco International Ltd.	218,490	7,808,833

Machinery (1.1%)
Caterpillar, Inc.	17,130	1,670,347
Illinois Tool Works, Inc.	90,540	8,391,247

		10,061,594

Total Industrials		53,512,280

Information Technology (29.7%)
Communications Equipment (3.6%)
AudioCodes Ltd.*^	90,800	1,508,188
Cisco Systems, Inc.*	591,026	11,406,802
Comverse Technology, Inc.*	426,250	10,421,812
Harris Corp.	78,700	4,862,873
Juniper Networks, Inc.*	235,982	6,416,351

		34,616,026

Computers & Peripherals (3.6%)
Apple Computer, Inc.*	61,000	3,928,400
Dell, Inc.*	489,120	20,611,517
EMC Corp.*	364,730	5,423,535
Lexmark International, Inc., Class A*	60,300	5,125,500

		35,088,952

Electronic Equipment & Instruments (0.5%)
National Instruments Corp.^	98,670	2,688,757
Symbol Technologies, Inc.	156,080	2,700,184

		5,388,941

Internet Software & Services (4.0%)
Akamai Technologies, Inc.*^	202,340	2,636,490
Google, Inc., Class A*^	69,300	13,381,830
Softbank Corp.^	102,800	5,006,070
Yahoo!, Inc.*	451,980	17,030,607

		38,054,997

IT Services (3.5%)
Alliance Data Systems Corp.*	209,010	9,923,795
Ceridian Corp.*	230,970	4,222,131
DST Systems, Inc.*	253,410	13,207,729
Hewitt Associates, Inc., Class A*^	60,400	1,933,404
Paychex, Inc.	122,860	4,187,069

		33,474,128

Semiconductors & Semiconductor Equipment (3.7%)
Analog Devices, Inc.	171,390	6,327,719
Integrated Circuit Systems, Inc.*	80,030	1,674,228
Marvell Technology Group Ltd.*	159,330	5,651,435
PMC-Sierra, Inc.*^	327,410	3,683,362
Samsung Electronics Co., Ltd. (GDR) (b)	30,490	6,677,310
Silicon Laboratories, Inc.*	173,810	6,137,231
Xilinx, Inc.	185,660	5,504,819

		35,656,104

Software (10.8%)
Activision, Inc.*	172,220	3,475,400
Amdocs Ltd.*	570,740	14,981,925
Business Objects S.A. (ADR)*^	57,900	1,467,186
Check Point Software Technologies Ltd.*	232,720	5,731,894
Citrix Systems, Inc.*	209,740	5,144,922
Electronic Arts, Inc.*	227,770	14,048,853
Macromedia, Inc.*	112,910	3,513,759
Mercury Interactive Corp.*^	274,660	12,510,763
Nintendo Co., Ltd.	62,800	7,887,538
Oracle Corp.*	934,630	12,823,124
Red Hat, Inc.*^	185,760	2,479,896
Symantec Corp.*	227,570	5,862,203
VERITAS Software Corp.*	472,760	13,497,298

		103,424,761

Total Information Technology		285,703,909

Materials (0.7%)
Chemicals (0.1%)
Nalco Holding Co.*	80,400	1,569,408

Metals & Mining (0.6%)
Aber Diamond Corp.	30,500	1,080,603
Aber Diamond Corp (b)(n)	13,420	475,466
Cia Vale do Rio Doce (ADR)^	133,860	3,883,278

		5,439,347

Total Materials		7,008,755

Telecommunication Services (7.8%)
Diversified Telecommunication Services (1.2%)
Sprint Corp.	306,480	7,616,028
Telewest Global, Inc.*	207,290	3,644,158

		11,260,186

Wireless Telecommunication Services (6.6%)
America Movil S.A. de C.V. (ADR)	229,860	12,033,171
American Tower Corp., Class A*^	1,086,730	19,995,832
Crown Castle International Corp.*	353,630	5,884,403
Spectrasite, Inc.*	248,530	14,389,887
Vodafone Group plc (ADR)^	416,700	11,409,246

		63,712,539

Total Telecommunication Services		74,972,725

Total Common Stocks (99.0%) (Cost $796,975,570)		951,449,506

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Security (1.3%)
Federal National Mortgage Association
1.25%, 1/3/05 (o)	$12,188,000	12,186,731

Short-Term Investments of Cash Collateral for Securities Loaned (12.8%)
Blue Heron Funding VII Ltd.
2.36%, 5/27/05(l)	10,000,000	10,000,000
Concord Minutemen C.C. LLC,
Series A
2.37%, 4/14/05(l)	4,999,662	4,999,662
Deutsche Bank N.Y.
2.41%, 2/22/05(l)	1,500,211	1,500,211
Fortis Bank
2.34%, 2/2/05	5,000,000	5,000,000
General Electric Capital Corp.
2.40%, 3/29/06(l)	7,004,341	7,004,341
2.42%, 5/12/06(l)	4,012,565	4,012,565
Merrill Lynch & Co., Inc.
2.13%, 10/19/06(l)	5,000,000	5,000,000
Metropolitan Life Global Funding
2.56%, 3/17/06(l)	4,997,387	4,997,387
Monumental Global Funding II
2.05%, 7/6/05(l)	2,000,189	2,000,189
Morgan Stanley & Co.
2.49%, 1/2/06(l)	10,000,000	10,000,000
National City Bank/Indiana
2.38%, 11/7/05(l)	9,995,483	9,995,483
Nomura Securities
2.36%, 1/3/05	12,585,234	12,585,234
2.38%, 1/3/05	20,000,000	20,000,000

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Nordeutsche Landesbank N.Y.	$7,993,163	$7,993,163
2.43%, 3/30/06(l)
Skandinaviska Enskilda Banken AB	2,490,025	2,490,025
2.29%, 2/1/05
Washington Mutual Bank	10,000,000	10,000,000
2.28%, 2/15/05
Westdeutsche Landesbank N.Y.	5,331,725	5,331,725
2.34%, 7/13/05(l)

Total Short-Term Investments of Cash Collateral for Securities Loaned		122,909,985

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	30,589	30,589

Total Short-Term Debt Securities (14.1%) (Amortized Cost $135,127,305)		135,127,305

Total Investments (113.1%) (Cost/Amortized Cost $932,102,875)		1,086,576,811
Other Assets Less Liabilities (-13.1%)		(125,909,450)

Net Assets (100%)		$960,667,361

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(n)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for the purposes of the Securities Act of 1933.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$933,226,058
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,048,447,965

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$161,508,588
Aggregate gross unrealized depreciation	(12,088,195)

Net unrealized appreciation	$149,420,393

Federal income tax cost of investments	$937,156,418

At December 31, 2004, the Portfolio had loaned securities with a total value $120,177,194. This was secured by collateral of $122,909,985 which was received as cash and subsequently invested in short-term securities as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $1,436 as brokerage commissions with Advest, Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $999,075,232 of which $517,312,146 expires in the year 2009, $430,153,032 expires in the year 2010, and $51,610,054 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $81,843,799 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.5%)
Automobiles (0.8%)
Harley-Davidson, Inc.	47,040	$2,857,680

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	68,080	3,923,451

Internet & Catalog Retail (1.0%)
eBay, Inc.*	28,930	3,363,980

Media (2.6%)
Univision Communications, Inc., Class A*	55,900	1,636,193
Viacom, Inc., Class B	92,242	3,356,686
Walt Disney Co.	139,020	3,864,756

		8,857,635

Multiline Retail (1.7%)
Target Corp.	109,010	5,660,889

Specialty Retail (2.3%)
Gap, Inc.	145,860	3,080,563
Tiffany & Co.	30,100	962,297
TJX Cos., Inc.	153,140	3,848,409

		7,891,269

Total Consumer Discretionary		32,554,904

Consumer Staples (9.0%)
Beverages (2.1%)
Anheuser-Busch Cos., Inc.	47,270	2,398,007
PepsiCo, Inc.	92,193	4,812,475

		7,210,482

Food & Staples Retailing (1.1%)
CVS Corp.	81,880	3,690,332

Food Products (1.1%)
General Mills, Inc.	73,700	3,663,627

Household Products (4.7%)
Colgate-Palmolive Co.	108,600	5,555,976
Procter & Gamble Co.	98,180	5,407,754
Reckitt Benckiser plc	175,600	5,306,496

		16,270,226

Total Consumer Staples		30,834,667

Energy (7.7%)
Energy Equipment & Services (2.3%)
Halliburton Co.	112,790	4,425,880
Noble Corp.*	68,660	3,415,148

		7,841,028

Oil & Gas (5.4%)
BP plc (ADR)	158,454	9,253,713
EnCana Corp.	37,100	2,116,926
EOG Resources, Inc.	13,230	944,093
Total S.A. (ADR)^	55,240	6,067,562

		18,382,294

Total Energy		26,223,322

Financials (15.4%)
Capital Markets (3.9%)
Goldman Sachs Group, Inc.	51,500	5,358,060
Legg Mason, Inc.	45,490	3,332,598
Lehman Brothers Holdings, Inc.	27,100	2,370,708
Northern Trust Corp.	43,600	2,118,088

		13,179,454

Commercial Banks (3.7%)
Bank of America Corp.	139,970	6,577,190
Wells Fargo & Co.	96,710	6,010,527

		12,587,717

Consumer Finance (1.6%)
American Express Co.	95,820	5,401,373

Diversified Financial Services (3.3%)
Citigroup, Inc.	81,873	3,944,641
JPMorgan Chase & Co.	185,590	7,239,866

		11,184,507

Insurance (1.6%)
American International Group, Inc.	60,670	3,984,199
Hartford Financial Services Group, Inc.	23,120	1,602,447

		5,586,646

Thrifts & Mortgage Finance (1.3%)
Freddie Mac	61,040	4,498,648

Total Financials		52,438,345

Health Care (15.5%)
Biotechnology (2.3%)
Amgen, Inc.*	44,470	2,852,751
Biogen Idec, Inc.*	14,700	979,167
Genzyme Corp.*	70,790	4,110,775

		7,942,693

Health Care Equipment & Supplies (4.1%)
Baxter International, Inc.	103,840	3,586,634
Boston Scientific Corp.*	36,530	1,298,641
Guidant Corp.	46,080	3,322,368
Medtronic, Inc.	83,180	4,131,550
Synthes, Inc.*	15,720	1,762,642

		14,101,835

Health Care Providers & Services (0.7%)
HCA, Inc.^	58,170	2,324,473

Pharmaceuticals (8.4%)
Abbott Laboratories	120,380	5,615,727
Eli Lilly & Co.	63,730	3,616,677
Johnson & Johnson	192,698	12,220,907
Roche Holding AG	35,900	4,132,715
Wyeth	73,340	3,123,551

		28,709,577

Total Health Care		53,078,578

Industrials (15.1%)
Aerospace & Defense (4.9%)
Lockheed Martin Corp.	113,920	6,328,256
United Technologies Corp.	101,760	10,516,896

		16,845,152

Air Freight & Logistics (2.3%)
CNF, Inc.	15,000	751,500
FedEx Corp.	29,070	2,863,104
United Parcel Service, Inc./Georgia, Class B	50,050	4,277,273

		7,891,877

Building Products (0.9%)
Masco Corp.	82,970	3,030,894

Industrial Conglomerates (4.0%)
General Electric Co.	143,431	5,235,231
Tyco International Ltd.	235,840	8,428,922

		13,664,153

Machinery (3.0%)
Caterpillar, Inc.	56,280	5,487,863
Eaton Corp.	41,360	2,992,809
Illinois Tool Works, Inc.	16,620	1,540,342

		10,021,014

Total Industrials		51,453,090

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Information Technology (15.5%)
Communications Equipment (3.0%)
Cisco Systems, Inc.*	372,088	$7,181,298
Telefonaktiebolaget LM Ericsson (ADR)*^	96,230	3,030,283

		10,211,581

Computers & Peripherals (4.7%)
Apple Computer, Inc.*	52,060	3,352,664
Dell, Inc.*	141,100	5,945,954
EMC Corp.*	198,560	2,952,587
Lexmark International, Inc., Class A*	45,600	3,876,000

		16,127,205

Internet Software & Services (0.8%)
Yahoo!, Inc.*	76,220	2,871,970

IT Services (1.0%)
Accenture Ltd., Class A*	122,770	3,314,790

Semiconductors & Semiconductor Equipment (1.3%)
Analog Devices, Inc.	100,900	3,725,228
Xilinx, Inc.	27,200	806,480

		4,531,708

Software (4.7%)
Amdocs Ltd.*	79,190	2,078,738
Electronic Arts, Inc.*	31,950	1,970,676
Mercury Interactive Corp.*^	21,100	961,105
Nintendo Co., Ltd.	8,200	1,029,901
Nintendo Co., Ltd. (ADR)	51,200	803,840
Oracle Corp.*	482,230	6,616,196
VERITAS Software Corp.*	90,070	2,571,498

		16,031,954

Total Information Technology		53,089,208

Materials (5.2%)
Chemicals (5.2%)
Dow Chemical Co.	106,570	5,276,281
DuPont (E.I.) de Nemours & Co.	70,670	3,466,364
Monsanto Co.	63,170	3,509,093
PPG Industries, Inc.	29,760	2,028,442
Praxair, Inc.	79,830	3,524,494

Total Materials		17,804,674

Telecommunication Services (2.7%)
Diversified Telecommunication Services (1.3%)
Sprint Corp.	170,640	4,240,404

Wireless Telecommunication Services (1.4%)
Vodafone Group plc (ADR)^	177,449	4,858,554

Total Telecommunication Services		9,098,958

Utilities (1.7%)
Electric Utilities (1.2%)
Entergy Corp.	13,000	878,670
Exelon Corp.	70,600	3,111,342
FPL Group, Inc.	3,800	284,050

		4,274,062

Multi-Utilities & Unregulated Power (0.5%)
Dominion Resources, Inc.	23,740	1,608,148

Total Utilities		5,882,210

Total Common Stocks (97.3%) (Cost $284,172,479)		332,457,956

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Security (2.7%)
Federal National Mortgage Association
1.25%, 1/3/05 (o)	$9,062,000	9,061,056

Short-Term Investments of Cash Collateral for Securities Loaned (4.8%)
Nomura Securities
2.36%, 1/3/05	15,454,767	15,454,767
Washington Mutual Bank
2.28%, 2/15/05	1,000,000	1,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		16,454,767

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	121	121

Total Short-Term Debt Securities (7.5%) (Amortized Cost $25,515,944)		25,515,944

Total Investments (104.8%) (Cost/Amortized Cost $309,688,423)		357,973,900
Other Assets Less Liabilities (-4.8%)		(16,512,133)

Net Assets (100%)		$341,461,767

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$279,915,222
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	282,696,923

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$47,962,242
Aggregate gross unrealized depreciation	(2,555,321)

Net unrealized appreciation	$45,406,921

Federal income tax cost of investments	$312,566,979

At December 31, 2004, the Portfolio had loaned securities with a total value $16,144,587. This was secured by collateral of $16,454,767 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $53,848,129 of which $20,471,614 expires in the year 2009, $31,544,056 expires in the year 2010, and $1,832,459 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $9,896,765 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Certificates of Deposit (28.1%)
Banco Bilbao Vizcaya Argentina S.A.
2.22%, 1/21/05	$8,000,000	$8,000,000
BNP Paribas Finance, Inc.
2.11%, 2/2/05	40,000,000	40,000,177
2.20%, 2/10/05	25,000,000	25,000,000
Calyon NA Co.
2.41%, 3/2/05	20,000,000	20,000,000
Citibank N.A
2.08%, 1/28/05	15,000,000	15,000,000
Danske Bank A/S
2.00%, 1/18/05	18,000,000	18,000,000
HSBC Bank plc
2.23%, 2/10/05	20,000,000	20,000,000
HSH Nordbank AG
1.88%, 1/24/05	11,200,000	11,200,000
LandesBank Baden Wurttemberg
2.22%, 2/10/05	60,000,000	60,000,332
M&I Marshall & Ilsley Bank
2.02%, 1/18/05	20,000,000	20,000,000
Natexis Banques Populaires
2.23%, 2/10/05	10,000,000	10,000,000
2.32%, 2/10/05	10,000,000	10,000,000
Nordbanken AB
1.85%, 2/1/05	12,500,000	12,500,000
Nordea Bank of Finland L.C.
2.23%, 5/17/05	12,000,000	12,000,000
Regions Bank Corp.
2.13%, 2/11/05	20,000,000	20,000,000
Svenska Handelsbanken AB
2.25%, 2/9/05	24,000,000	24,000,000
Toronto Dominion Bank Ltd.
2.51%, 4/4/05	18,000,000	18,000,000
Washington Mutual Bank FA
2.28%, 2/9/05	20,000,000	20,000,000
World Savings Bank
1.97%, 1/3/05	22,000,000	21,999,976

Total Certificates of Deposit		385,700,485

Commercial Paper (55.6%)
American General Finance
2.34%, 2/25/05	45,000,000	44,837,063
ANZ Delaware, Inc.
2.00%, 2/10/05	22,000,000	21,945,012
Bank of America Corp.
2.26%, 3/16/05	30,000,000	29,859,400
Barclays U.S. Funding Corp.
2.31%, 2/17/05	10,000,000	9,969,319
2.30%, 2/22/05	5,000,000	44,847,900
CBA (Delaware) Finance, Inc.
2.34%, 3/3/05	24,000,000	23,903,620
Citigroup Global Markets Holdings, Inc.
1.83%, 1/6/05	25,000,000	24,992,361
2.07%, 2/2/05	22,900,000	22,856,643
Dexia Delaware LLC
2.35%, 3/8/05	24,000,000	23,895,280
DnB NOR Bank ASA
2.15%, 2/9/05	21,000,000	20,949,950
General Electric Capital Corp.
1.91%, 1/18/05	25,000,000	24,976,153
2.15%, 2/7/05	30,000,000	29,932,167
Goldman Sachs Group, Inc.
2.17%, 1/27/05	24,000,000	23,961,000
HBOS Treasury Services plc
2.07%, 2/2/05	23,000,000	22,956,453
2.33%, 3/1/05	8,000,000	7,969,058
2.34%, 3/8/05	30,000,000	29,869,650
HSBC USA N.A.
2.20%, 1/18/05	26,100,000	26,071,283
Lloyds TSB Bank plc
2.02%, 2/1/05	20,000,000	19,964,178
Morgan Stanley
2.34%, 1/26/05	24,000,000	23,961,167
Norddeutsche Landesbank NY
2.21%, 2/2/05	49,500,000	49,400,120
Royal Bank of Scotland
2.18%, 1/19/05	20,000,000	19,977,000
Santander Central Hipano Finance Delaware, Inc.
1.47%, 1/3/05	12,000,000	11,998,533
Societe Generale North America, Inc.
2.31%, 2/16/05	20,000,000	19,939,944
State Street Corp.
2.24%, 3/15/05	50,000,000	49,770,861
Swedbank AB
2.25%, 2/8/05	20,000,000	19,951,444
Toyota Motor Sales
2.25%, 1/31/05	60,000,000	59,884,000
UBS Finance (Del) LLC
1.49%, 1/3/05	13,300,000	13,298,352
Unicredit Delaware, Inc.
2.33%, 3/2/05	10,000,000	9,960,666
2.36%, 3/8/05	10,000,000	9,956,183
Westpac Capital Corp.
1.64%, 1/6/05	22,000,000	21,993,981

Total Commercial Paper		763,848,741

Government Securities (14.5%)
Banque & Caisse d’Epargne de L’Etat
1.89%, 1/28/05 (o)	25,000,000	24,963,250
2.23%, 2/7/05 (o)	10,000,000	9,976,464
2.25%, 2/8/05 (o)	16,000,000	15,961,156
2.31%, 2/22/05 (o)	10,000,000	9,966,055
Federal Home Loan Mortgage Corp.
2.43%, 5/17/05 (o)	14,300,000	14,168,726
2.48%, 5/24/05 (o)	25,000,000	24,754,219
Federal National Mortgage Association
2.01%, 1/19/05 (o)	50,000,000	49,947,000
2.43%, 5/18/05 (o)	49,500,000	49,042,249

Total Government Securities		198,779,119

Time Deposit (0.0%)
JPMorgan Chase Nassau,
1.74%, 1/3/05	127,259	127,259

Variable Rate Securities (1.8%)
Royal Bank of Scotland
2.34%, 6/20/05 (l)	8,000,000	7,998,860
U.S. Bank NA
2.27%, 1/4/05 (l)	17,500,000	17,499,976

Total Variable Rate Securities		25,498,836

Total Short-Term Debt Securities (100.0%) (Amortized Cost $1,373,954,440)		1,373,954,440
Other Assets Less Liabilities (-0.0%)		(611,375)

Net Assets (100%)		$1,373,343,065

Federal Income tax cost of investments		$1,373,954,440

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

The Portfolio has a net capital loss carryforward of $97,785 which expires in the year 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY DIVERSIFIED PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.7%)
Automobiles (1.8%)
Harley-Davidson, Inc.	250	$15,188
Toyota Motor Corp. (ADR)	200	16,374

		31,562

Hotels, Restaurants & Leisure (1.1%)
Starwood Hotels & Resorts Worldwide, Inc.	350	20,440

Household Durables (2.5%)
D.R. Horton, Inc.	300	12,093
Fortune Brands, Inc.	175	13,506
Harman International Industries, Inc.	100	12,700
Lennar Corp., Class A	100	5,668

		43,967

Media (1.6%)
Reuters Group plc (ADR)	150	6,443
Time Warner, Inc.*	1,150	22,356

		28,799

Multiline Retail (0.6%)
J.C. Penney Co., Inc.	250	10,350

Specialty Retail (7.1%)
American Eagle Outfitters, Inc.	600	28,260
Barnes & Noble, Inc.*	325	10,488
Circuit City Stores, Inc.	1,200	18,768
Dick’s Sporting Goods, Inc.*	650	22,847
Limited Brands	700	16,114
Urban Outfitters, Inc.*	650	28,860

		125,337

Total Consumer Discretionary		260,455

Consumer Staples (7.5%)
Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	300	14,523
CVS Corp.	375	16,901

		31,424

Food Products (2.8%)
Archer-Daniels-Midland Co.	1,150	25,656
Corn Products International, Inc.	450	24,102

		49,758

Household Products (1.9%)
Church & Dwight Co., Inc.	525	17,651
Procter & Gamble Co.	300	16,524

		34,175

Personal Products (1.0%)
Gillette Co.	400	17,912

Total Consumer Staples		133,269

Energy (8.2%)
Energy Equipment & Services (0.5%)
Transocean, Inc.*	200	8,478

Oil & Gas (7.7%)
Anadarko Petroleum Corp.	300	19,443
Apache Corp.	310	15,677
Burlington Resources, Inc.	500	21,750
Devon Energy Corp.	600	23,352
Exxon Mobil Corp.	350	17,941
Overseas Shipholding Group, Inc.	150	8,280
Royal Dutch Petroleum Co. (N.Y. Shares)	150	8,607
XTO Energy, Inc.	625	22,112

		137,162

Total Energy		145,640

Financials (16.6%)
Capital Markets (2.4%)
BlackRock, Inc., Class A	100	7,726
E*Trade Financial Corp.*	1,600	23,920
Investors Financial Services Corp.	200	9,996

		41,642

Commercial Banks (0.5%)
Bank of America Corp.	200	9,398

Consumer Finance (2.4%)
MBNA Corp.	600	16,914
Providian Financial Corp.*	1,500	24,705

		41,619

Diversified Financial Services (2.5%)
CIT Group, Inc.	550	25,201
Citigroup, Inc.	400	19,272

		44,473

Insurance (6.6%)
American International Group, Inc.	225	14,776
Hartford Financial Services Group, Inc.	250	17,328
Philadelphia Consolidated Holdings Corp.*	100	6,614
Prudential Financial, Inc.	450	24,732
Safeco Corp.	350	18,284
UnumProvident Corp.	800	14,352
W.R. Berkley Corp.	450	21,226

		117,312

Real Estate (0.4%)
Apartment Investment & Management Co. (REIT)	200	7,708

Thrifts & Mortgage Finance (1.8%)
Countrywide Financial Corp.	618	22,872
Doral Financial Corp.	200	9,850

		32,722

Total Financials		294,874

Health Care (10.9%)
Biotechnology (1.2%)
Biogen Idec, Inc.*	100	6,661
Invitrogen Corp.*	200	13,426

		20,087

Health Care Equipment & Supplies (2.5%)
Bard (C.R.), Inc.	300	19,194
Bausch & Lomb, Inc.	200	12,892
Waters Corp.*	275	12,867

		44,953

Health Care Providers & Services (5.2%)
Aetna, Inc.	150	18,713
DaVita, Inc.*	375	14,824
Laboratory Corp. of America Holdings*	350	17,437
Quest Diagnostics, Inc.	200	19,110
UnitedHealth Group, Inc.	250	22,007

		92,091

Pharmaceuticals (2.0%)
Johnson & Johnson	264	16,743
Pfizer, Inc.	700	18,823

		35,566

Total Health Care		192,697

Industrials (11.8%)
Aerospace & Defense (2.8%)
Boeing Co.	400	20,708
L-3 Communications Holdings, Inc.	400	29,296

		50,004

EQ ADVISORS TRUST

EQ/MONY DIVERSIFIED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Air Freight & Logistics (0.5%)
FedEx Corp.	100	$9,849

Commercial Services & Supplies (3.0%)
Brink’s Co.	600	23,712
Cendant Corp.	850	19,873
Dun & Bradstreet Corp.*	150	8,947

		52,532

Electrical Equipment (1.0%)
Thomas & Betts Corp.*	600	18,450

Industrial Conglomerates (2.8%)
Textron, Inc.	350	25,830
Tyco International Ltd.	650	23,231

		49,061

Machinery (0.4%)
PACCAR, Inc.	100	8,048

Road & Rail (1.3%)
Hunt (J.B.) Transport Services, Inc.	500	22,425

Total Industrials		210,369

Information Technology (13.5%)
Communications Equipment (3.1%)
Cisco Systems, Inc.*	425	8,202
Harris Corp.	100	6,179
Motorola, Inc.	450	7,740
QUALCOMM, Inc.	600	25,440
Tellabs, Inc.*	900	7,731

		55,292

Computers & Peripherals (1.5%)
NCR Corp.*	400	27,692

Internet Software & Services (1.1%)
Yahoo!, Inc.*	500	18,840

IT Services (3.7%)
CheckFree Corp.*	650	24,752
Computer Sciences Corp.*	400	22,548
Fiserv, Inc.*	475	19,090

		66,390

Office Electronics (1.6%)
Xerox Corp.*	1,650	28,067

Software (2.5%)
Activision, Inc.*	1,050	21,189
Symantec Corp.*	900	23,184

		44,373

Total Information Technology		240,654

Materials (6.7%)
Chemicals (2.2%)
Eastman Chemical Co.	400	23,092
Monsanto Co.	300	16,665

		39,757

Containers & Packaging (1.2%)
Ball Corp.	500	21,990

Metals & Mining (2.2%)
Inco Ltd.*	450	16,551
Worthington Industries, Inc.	1,100	21,538

		38,089

Paper & Forest Products (1.1%)
Georgia-Pacific Corp.	525	19,677

Total Materials		119,513

Telecommunication Services (2.3%)
Diversified Telecommunication Services (2.3%)
Deutsche Telekom AG (ADR)*	600	13,608
Sprint Corp.	400	9,940
Telecom Corp. of New Zealand Ltd. (ADR)	500	17,730

Total Telecommunication Services		41,278

Utilities (5.2%)
Electric Utilities (3.5%)
Edison International, Inc.	700	22,421
TECO Energy, Inc.	1,150	17,641
TXU Corp.	350	22,596

		62,658

Multi-Utilities & Unregulated Power (1.7%)
Duke Energy Corp.	450	11,399
Energen Corp.	300	17,685

		29,084

Total Utilities		91,742

Total Common Stocks (97.4%) (Cost $1,423,124)		1,730,491

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (3.5%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $62,511)	$62,511	62,511

Total Investments (100.9%) (Cost/Amortized Cost $1,485,635)		1,793,002
Other Assets Less Liabilities (-0.9%)		(15,302)

Net Assets (100%)		$1,777,700

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/MONY DIVERSIFIED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,762,191
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,831,337

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$321,514
Aggregate gross unrealized depreciation	(14,147)

Net unrealized appreciation	$307,367

Federal income tax cost of investments	$1,485,635

The Portfolio utilized net capital loss carryforward of $92,385 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY EQUITY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.1%)
Automobiles (1.6%)
Harley-Davidson, Inc.	200	$12,150
Toyota Motor Corp. (ADR)	150	12,281

		24,431

Hotels, Restaurants & Leisure (0.9%)
Starwood Hotels & Resorts Worldwide, Inc.	250	14,600

Household Durables (2.2%)
D.R. Horton, Inc.	250	10,077
Fortune Brands, Inc.	150	11,577
Harman International Industries, Inc.	50	6,350
Lennar Corp., Class A	100	5,668

		33,672

Media (1.7%)
Reuters Group plc (ADR)	125	5,369
Time Warner, Inc.*	1,050	20,412

		25,781

Multiline Retail (0.6%)
J.C. Penney Co., Inc.	225	9,315

Specialty Retail (7.1%)
American Eagle Outfitters, Inc.	550	25,905
Barnes & Noble, Inc.*	300	9,681
Circuit City Stores, Inc.	1,050	16,422
Dick’s Sporting Goods, Inc.*	600	21,090
Limited Brands	600	13,812
Urban Outfitters, Inc.*	550	24,420

		111,330

Total Consumer Discretionary		219,129

Consumer Staples (7.5%)
Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	250	12,102
CVS Corp.	300	13,521

		25,623

Food Products (3.0%)
Archer-Daniels-Midland Co.	1,025	22,868
Corn Products International, Inc.	450	24,102

		46,970

Household Products (1.9%)
Church & Dwight Co., Inc.	450	15,129
Procter & Gamble Co.	250	13,770

		28,899

Personal Products (1.0%)
Gillette Co.	350	15,673

Total Consumer Staples		117,165

Energy (8.0%)
Energy Equipment & Services (0.4%)
Transocean, Inc.*	150	6,359

Oil & Gas (7.6%)
Anadarko Petroleum Corp.	250	16,203
Apache Corp.	260	13,148
Burlington Resources, Inc.	400	17,400
Devon Energy Corp.	500	19,460
Exxon Mobil Corp.	300	15,378
Overseas Shipholding Group, Inc.	100	5,520
Royal Dutch Petroleum Co. (N.Y. Shares)	150	8,607
XTO Energy, Inc.	625	22,112

		117,828

Total Energy		124,187

Financials (18.5%)
Capital Markets (2.5%)
BlackRock, Inc., Class A	100	7,726
E*Trade Financial Corp.*	1,425	21,304
Investors Financial Services Corp.	200	9,996

		39,026

Commercial Banks (0.5%)
Bank of America Corp.	150	7,049

Consumer Finance (2.6%)
MBNA Corp.	600	16,914
Providian Financial Corp.*	1,450	23,881

		40,795

Diversified Financial Services (3.2%)
CIT Group, Inc.	475	21,764
Citigroup, Inc.	400	19,272
ING Groep N.V. (ADR)	300	9,075

		50,111

Insurance (6.9%)
American International Group, Inc.	200	13,134
Hartford Financial Services Group, Inc.	200	13,862
Philadelphia Consolidated Holdings Corp.*	150	9,921
Prudential Financial, Inc.	425	23,358
Safeco Corp.	300	15,672
UnumProvident Corp.	750	13,455
W.R. Berkley Corp.	400	18,868

		108,270

Real Estate (0.8%)
Apartment Investment & Management Co. (REIT)	300	11,562

Thrifts & Mortgage Finance (2.0%)
Countrywide Financial Corp.	578	21,392
Doral Financial Corp.	200	9,850

		31,242

Total Financials		288,055

Health Care (10.5%)
Biotechnology (1.2%)
Biogen Idec, Inc.*	100	6,661
Invitrogen Corp.*	175	11,748

		18,409

Health Care Equipment & Supplies (2.4%)
Bard (C.R.), Inc.	300	19,194
Bausch & Lomb, Inc.	150	9,669
Waters Corp.*	200	9,358

		38,221

Health Care Providers & Services (5.0%)
Aetna, Inc.	100	12,475
DaVita, Inc.*	350	13,836
Laboratory Corp. of America Holdings*	300	14,946
Quest Diagnostics, Inc.	150	14,332
UnitedHealth Group, Inc.	250	22,007

		77,596

Pharmaceuticals (1.9%)
Johnson & Johnson.	214	13,572
Pfizer, Inc.	600	16,134

		29,706

Total Health Care		163,932

Industrials (12.4%)
Aerospace & Defense (2.8%)
Boeing Co.	350	18,119

EQ ADVISORS TRUST

EQ/MONY EQUITY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
L-3 Communications Holdings, Inc.	350	$25,634

		43,753

Air Freight & Logistics (0.6%)
FedEx Corp.	100	9,849

Commercial Services & Supplies (2.9%)
Brink’s Co.	500	19,760
Cendant Corp.	750	17,535
Dun & Bradstreet Corp.*	125	7,456

		44,751

Electrical Equipment (1.1%)
Thomas & Betts Corp.*	550	16,913

Industrial Conglomerates (2.7%)
Textron, Inc.	300	22,140
Tyco International Ltd.	550	19,657

		41,797

Machinery (1.0%)
PACCAR, Inc.	200	16,096

Road & Rail (1.3%)
Hunt (J.B.) Transport Services, Inc.	450	20,183

Total Industrials		193,342

Information Technology (13.6%)
Communications Equipment (3.1%)
Cisco Systems, Inc.*	350	6,755
Harris Corp.	100	6,179
Motorola, Inc.	400	6,880
QUALCOMM, Inc.	500	21,200
Tellabs, Inc.*	800	6,872

		47,886

Computers & Peripherals (1.5%)
NCR Corp.*	350	24,231

Internet Software & Services (1.0%)
Yahoo!, Inc.*	400	15,072

IT Services (3.9%)
CheckFree Corp.*	550	20,944
Computer Sciences Corp.*	425	23,957
Fiserv, Inc.*	400	16,076

		60,977

Office Electronics (1.6%)
Xerox Corp.*	1,450	24,664

Software (2.5%)
Activision, Inc.*	950	19,171
Symantec Corp.*	800	20,608

		39,779

Total Information Technology		212,609

Materials (6.9%)
Chemicals (2.4%)
Eastman Chemical Co.	400	23,092
Monsanto Co.	250	13,888

		36,980

Containers & Packaging (1.2%)
Ball Corp	450	19,791

Metals & Mining (2.2%)
Inco Ltd.*	400	14,712
Worthington Industries, Inc.	1,000	19,580

		34,292

Paper & Forest Products (1.1%)
Georgia-Pacific Corp.	450	16,866

Total Materials		107,929

Telecommunication Services (2.4%)
Diversified Telecommunication Services (2.4%)
Deutsche Telekom AG (ADR)*	650	14,742
Sprint Corp.	300	7,455
Telecom Corp. of New Zealand Ltd. (ADR)	450	15,957

Total Telecommunication Services		38,154

Utilities (5.5%)
Electric Utilities (3.8%)
Edison International, Inc.	625	20,019
TECO Energy, Inc.	1,050	16,107
TXU Corp.	350	22,596

		58,722

Multi-Utilities & Unregulated Power (1.7%)
Duke Energy Corp.	500	12,665
Energen Corp.	250	14,737

		27,402

Total Utilities		86,124

Total Common Stocks (99.4%) (Cost $1,282,565)		1,550,626

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (1.6%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $25,705)	$25,705	25,705

Total Investments (101.0%) (Cost/Amortized Cost $1,308,270)		1,576,331
Other Assets Less Liabilities (-1.0%)		(16,159)

Net Assets (100%)		$1,560,172

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/MONY EQUITY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,596,180
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,632,470

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$278,389
Aggregate gross unrealized depreciation	(12,915)

Net unrealized appreciation	$265,474

Federal income tax cost of investments	$1,310,857

The Portfolio has a net capital loss carryforward of $50,458 which expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $130,183 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.7%)
Automobiles (1.9%)
DaimlerChrysler AG	2,100	$100,905
Ford Motor Co.	4,300	62,952
Nissan Motor Co., Ltd. (ADR)	3,600	78,984

		242,841

Hotels, Restaurants & Leisure (2.5%)
Harrah’s Entertainment, Inc.	1,800	120,402
Starwood Hotels & Resorts Worldwide, Inc.	3,300	192,720

		313,122

Household Durables (2.0%)
Leggett & Platt, Inc.	4,200	119,406
Stanley Works	2,800	137,172

		256,578

Media (2.0%)
Reuters Group plc (ADR)	2,850	122,408
Thomson Corp.	3,600	127,044

		249,452

Specialty Retail (1.3%)
Limited Brands	6,900	158,838

Textiles, Apparel & Luxury Goods (1.0%)
V.F. Corp.	2,200	121,836

Total Consumer Discretionary		1,342,667

Consumer Staples (6.0%)
Food & Staples Retailing (1.3%)
Albertson’s, Inc.	7,100	169,548

Food Products (3.5%)
Archer-Daniels-Midland Co.	8,200	182,942
Cadbury Schweppes plc (ADR)	3,700	139,490
Kellogg Co.	1,600	71,456
Sara Lee Corp.	1,700	41,038

		434,926

Household Products (1.2%)
Procter & Gamble Co.	2,800	154,224

Total Consumer Staples		758,698

Energy (14.1%)
Oil & Gas (14.1%)
BP plc (ADR)	2,700	157,680
ChevronTexaco Corp.	3,900	204,789
ConocoPhillips	2,700	234,441
El Paso Corp.	14,400	149,760
Exxon Mobil Corp.	2,500	128,150
Kerr-McGee Corp.	3,500	202,265
Marathon Oil Corp.	3,200	120,352
Occidental Petroleum Corp.	3,900	227,604
Sunoco, Inc.	1,550	126,650
Teekay Shipping Corp.	2,500	105,275
Unocal Corp.	2,800	121,072

Total Energy		1,778,038

Financials (25.6%)
Commercial Banks (9.0%)
ABN AMRO Holding N.V. (ADR)	2,000	53,200
Bank of America Corp.	4,300	202,057
Bank of Montreal	4,100	197,374
Comerica, Inc.	2,200	134,244
KeyCorp.	5,600	189,840
U.S. Bancorp	6,400	200,448
Wells Fargo & Co.	2,500	155,375

		1,132,538

Consumer Finance (0.5%)
MBNA Corp.	2,400	67,656

Diversified Financial Services (2.4%)
Citigroup, Inc.	3,850	185,493
GATX Corp.	3,900	115,284

		300,777

Insurance (8.5%)
ACE Ltd.	3,100	132,525
Allstate Corp.	2,000	103,440
Chubb Corp.	2,100	161,490
Lincoln National Corp.	3,700	172,716
Nationwide Financial Services, Inc.	4,120	157,508
PartnerReinsurance Ltd.	1,100	68,134
Sun Life Financial, Inc.	5,600	187,824
UnumProvident Corp.	4,900	87,906

		1,071,543

Real Estate (3.0%)
Friedman, Billings, Ramsey Group, Inc., Class A (REIT)	2,100	40,719
General Growth Properties, Inc. (REIT)	5,400	195,264
Trizec Properties, Inc. (REIT)	7,500	141,900

		377,883

Thrifts & Mortgage Finance (2.2%)
Fannie Mae	2,000	142,420
Independence Community Bank Corp.	3,100	131,998

		274,418

Total Financials		3,224,815

Health Care (4.8%)
Pharmaceuticals (4.8%)
Bristol-Myers Squibb Co.	4,000	102,480
GlaxoSmithKline plc (ADR)	2,700	127,953
Johnson & Johnson	3,300	209,286
Merck & Co., Inc.	1,800	57,852
Pfizer, Inc.	4,000	107,560

Total Health Care		605,131

Industrials (13.6%)
Aerospace & Defense (3.2%)
Goodrich Corp.	6,000	195,840
Northrop Grumman Corp.	1,100	59,796
Raytheon Co.	3,900	151,437

		407,073

Building Products (1.5%)
Masco Corp.	5,000	182,650

Commercial Services & Supplies (1.3%)
Waste Management, Inc.	5,600	167,664

Electrical Equipment (1.3%)
Rockwell Automation, Inc.	3,300	163,515

Industrial Conglomerates (3.0%)
General Electric Co.	4,400	160,600
Textron, Inc.	3,000	221,400

		382,000

Machinery (3.3%)
Cummins, Inc.	800	67,032
Eaton Corp.	2,700	195,372
Volvo AB (ADR)	3,700	146,705

		409,109

Total Industrials		1,712,011

EQ ADVISORS TRUST

EQ/MONY EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Information Technology (2.2%)
Communications Equipment (1.2%)
Nokia OYJ (ADR)	9,800	$153,566

IT Services (1.0%)
Electronic Data Systems Corp.	5,600	129,360

Total Information Technology		282,926

Materials (7.1%)
Chemicals (5.6%)
Air Products & Chemicals, Inc.	2,700	156,519
DuPont (E.I.) de Nemours & Co.	1,900	93,195
Eastman Chemical Co.	3,100	178,963
Monsanto Co.	2,000	111,100
PPG Industries, Inc.	1,400	95,424
RPM International, Inc.	3,300	64,878

		700,079

Metals & Mining (1.0%)
Worthington Industries, Inc.	6,600	129,228

Paper & Forest Products (0.5%)
Georgia-Pacific Corp.	1,700	63,716

Total Materials		893,023

Telecommunication Services (4.5%)
Diversified Telecommunication Services (4.5%)
Alltel Corp.	2,700	158,652
Cable & Wireless plc (ADR)	7,700	52,668
Sprint Corp.	2,200	54,670
Telecom Corp. of New Zealand Ltd. (ADR)	4,900	173,754
Verizon Communications, Inc.	3,000	121,530

Total Telecommunication Services		561,274

Utilities (10.2%)
Electric Utilities (7.4%)
Alliant Energy Corp.	6,200	177,320
Edison International, Inc.	5,800	185,774
TECO Energy, Inc.	10,200	156,468
TXU Corp.	2,597	167,662
Westar Energy, Inc.	2,700	61,749
Xcel Energy, Inc.	9,800	178,360

		927,333

Multi-Utilities & Unregulated Power (2.8%)
Duke Energy Corp.	7,700	195,041
Energen Corp.	2,800	165,060

		360,101

Total Utilities		1,287,434

Total Common Stocks (98.8%) (Cost $10,248,519)		12,446,017

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (1.2%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $149,095)	$149,095	149,095

Total Investments (100.0%) (Cost/Amortized Cost $10,397,614)		12,595,112
Other Assets Less Liabilities (0.0%)		(1,564)

Net Assets (100%)		$12,593,548

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$8,201,671
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	9,120,971

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,320,681
Aggregate gross unrealized depreciation	(127,403)

Net unrealized appreciation	$2,193,278

Federal income tax cost of investments	$10,401,834

The Portfolio utilized net capital loss carryforward of $55,958 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Financials (5.3%)
Capital Markets (5.3%)
Private Export Funding Corp.
5.250%, 5/15/05	$2,500,000	$2,523,715
7.650%, 5/15/06	1,000,000	1,059,963
3.400%, 2/15/08	3,000,000	2,989,416

Total Financials		6,573,094

Government Securities (73.5%)
Agency ABS (1.3%)
Federal National Mortgage Association
2.558%, 3/25/33 (l)	1,658,033	1,658,381

Agency CMO (1.6%)
Small Business Administration
4.754%,8/10/14	2,000,000	2,003,434

U.S. Government Agencies (60.5%)
Federal Farm Credit Bank
4.375%, 4/15/05	5,000,000	5,027,340
2.500%, 3/15/06	2,000,000	1,986,828
Federal Home Loan Bank
3.250%, 8/15/05	5,000,000	5,014,325
2.625%, 10/16/06	10,000,000	9,899,180
Federal Home Loan Mortgage Corp.
6.375%, 8/1/11	1,000,000	1,037,187
5.500%, 2/1/32	2,678,350	2,726,959
4.042%, 6/1/34 (l)	4,638,073	4,581,104
4.194%, 10/1/34 (l)	4,945,370	4,923,085
Federal National Mortgage Association
3.125%, 7/15/06	5,000,000	4,998,215
6.000%, 1/18/12	2,000,000	2,002,492
4.598%, 5/1/33 (l)	3,205,347	3,221,610
4.472%, 5/1/34 (l)	4,446,370	4,483,720
3.718%, 6/1/34 (l)	3,775,709	3,758,782
4.824%, 10/1/34 (l)	2,157,677	2,187,443
Government National Mortgage Association
7.500%, 10/15/24	9,769	10,491
7.000%, 9/20/28	139,793	148,077
6.000%, 12/15/31	2,753,564	2,855,823
Overseas Private Investment Corp.
5.140%, 8/15/06	2,323,460	2,410,961
7.050%, 11/15/13	1,928,571	2,068,547
Small Business Administration
5.886%, 9/1/11	992,209	1,031,920
5.136%, 8/10/13	4,825,025	4,901,655
Tennessee Valley Authority
6.375%, 6/15/05	500,000	507,951
5.375%, 11/13/08	2,000,000	2,121,018
6.000%, 3/15/13	1,000,000	1,107,049
4.750%, 8/1/13	2,000,000	2,045,602

		75,057,364

U.S. Treasuries (10.1%)
U.S. Treasury Bonds
6.125%, 8/15/29	1,000,000	1,174,062
U.S. Treasury Notes
6.500%, 10/15/06	6,000,000	6,359,532
3.125%, 9/15/08	3,000,000	2,970,117
4.000%, 11/15/12	2,000,000	1,996,640

		12,500,351

Total Government Securities		91,219,530

Industrials (2.3%)
Machinery (2.3%)
Amethyst
4.240%, 1/15/16	2,875,005	2,860,975

Total Industrials		2,860,975

Total Long-Term Debt Securities (81.1%) (Cost $99,795,378)		100,653,599

SHORT-TERM DEBT SECURITIES:
Government Securities (18.4%)
Federal Home Loan Bank
1.00%, 1/3/05 (o)	5,388,000	5,387,551
Federal Home Loan Mortgage Corp.
2.27%, 2/1/05 (o)	1,986,000	1,981,993
Federal National Mortgage Association
2.60%, 1/5/05 (o)	2,500,000	2,499,098
2.30%, 1/19/05 (o)	13,000,000	12,984,266

Total Government Securities		22,852,908

Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	568	568

Total Short-Term Debt Securities (18.4%) (Amortized Cost $22,853,476)		22,853,476

Total Investments (99.5%) (Cost/Amortized Cost $122,648,854)		123,507,075
Other Assets Less Liabilities (0.5%)		698,811

Net Assets (100%)		$124,205,886

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ABS — Asset-Backed Security

CMO — Collateralized Mortgage Obligation

EQ ADVISORS TRUST

EQ/MONY GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$42,838,026
U.S. Government securities	2,909,883
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	17,262,569
U.S. Government securities	27,329,023

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,268,312
Aggregate gross unrealized depreciation	(379,571)

Net unrealized appreciation	$888,741

Federal income tax cost of investments	$122,648,854

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY INTERMEDIATE TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (5.1%)
Asset-Backed Securities (5.1%)
Chemical Master Credit Card Trust I,
Series 96-2 A 5.980%, 9/15/08	$1,000,000	$1,025,740
COMED Transitional Funding Trust,
Series 98-1 A7 5.740%, 12/25/10	1,000,000	1,062,140
PECO Energy Transition Trust,
Series 99-A A7 6.130%, 3/1/09	1,000,000	1,069,346

Total Asset-Backed and Mortgage-Backed Securities		3,157,226

Consumer Discretionary (8.3%)
Automobiles (3.3%)
Ford Motor Credit Co.
3.379%, 9/28/07 (l)	1,000,000	992,756
5.625%, 10/1/08	1,000,000	1,022,167

		2,014,923

Media (3.3%)
Reed Elsevier Capital, Inc.
6.125%, 8/1/06	1,000,000	1,036,816
Time Warner, Inc.
5.625%, 5/1/05	1,000,000	1,009,209

		2,046,025

Multiline Retail (1.7%)
Target Corp.
5.375%, 6/15/09	1,000,000	1,058,533

Total Consumer Discretionary		5,119,481

Consumer Staples (4.8%)
Beverages (3.2%)
Bottling Group LLC
2.450%, 10/16/06	1,000,000	984,713
Diageo Capital plc
3.500%, 11/19/07	1,000,000	996,675

		1,981,388

Food Products (1.6%)
Kraft Foods, Inc.
4.125%, 11/12/09	1,000,000	994,528

Total Consumer Staples		2,975,916

Energy (2.0%)
Oil & Gas (2.0%)
ConocoPhillips
8.750%, 5/25/10	1,000,000	1,220,373

Total Energy		1,220,373

Financials (21.2%)
Capital Markets (6.4%)
Bear Stearns Cos., Inc.
3.250%, 3/25/09	1,000,000	970,995
Lehman Brothers Holdings, Inc.
3.600%, 3/13/09	1,000,000	984,484
Morgan Stanley
4.250%, 5/15/10	1,000,000	1,000,112
National Rural Utilities Cooperative Finance Corp.
3.875%, 2/15/08	1,000,000	1,003,987

		3,959,578

Commercial Banks (4.7%)
Bank of America Corp.
4.375%, 12/1/10	1,000,000	1,002,978
Chase Capital VI
2.785%, 8/1/28 (l)	1,000,000	953,957
Wells Fargo & Co.
3.120%, 8/15/08	1,000,000	973,146

		2,930,081

Consumer Finance (5.0%)
General Motors Acceptance Corp.
4.438%, 3/4/05 (l)	1,000,000	1,002,153
5.250%, 5/16/05	1,000,000	1,009,288
HSBC Finance Corp.
5.750%, 1/30/07	1,000,000	1,043,858

		3,055,299

Diversified Financial Services (3.4%)
Citigroup, Inc.
6.000%, 2/21/12	1,000,000	1,093,977
General Electric Capital Corp.
4.625%, 9/15/09	1,000,000	1,025,878

		2,119,855

Thrifts & Mortgage Finance (1.7%)
Countrywide Home Loans, Inc.
5.500%, 2/1/07	1,000,000	1,036,615

Total Financials		13,101,428

Government Securities (47.1%)
Agency ABS (0.6%)
SLM Student Loan Trust,
Series 97-3 A2 2.909%, 10/25/10 (l)	382,855	386,886

Foreign Governments (5.5%)
Province of British Columbia
7.250%, 9/1/36	1,000,000	1,298,702
Province of Ontario
5.125%, 7/17/12	1,000,000	1,044,935
Republic of Italy
5.625%, 6/15/12	1,000,000	1,079,193

		3,422,830

U.S. Government Agencies (11.9%)
Federal Home Loan Mortgage Corp.
3.250%, 3/14/08	1,000,000	987,875
3.375%, 4/15/09	500,000	493,344
4.250%, 7/15/09	500,000	508,690
6.000%, 6/15/11	1,000,000	1,102,349
5.500%, 9/15/11	1,000,000	1,074,368
Federal National Mortgage Association
3.500%, 1/28/08	1,000,000	996,491
3.250%, 2/15/09	500,000	490,278
6.625%, 11/15/10	500,000	565,056
6.000%, 5/15/11	1,000,000	1,100,197

		7,318,648

U.S. Treasuries (29.1%)
U.S. Treasury Bonds
8.750%, 8/15/20	500,000	722,735
U.S. Treasury Notes
6.500%, 10/15/06	500,000	529,961
4.375%, 5/15/07	1,000,000	1,027,773
3.250%, 8/15/07	2,500,000	2,503,710
3.000%, 11/15/07	500,000	496,914
6.000%, 8/15/09	1,500,000	1,654,336
6.500%, 2/15/10	7,500,000	8,491,110
5.000%, 2/15/11	1,000,000	1,063,789
3.625%, 5/15/13	1,500,000	1,453,534

		17,943,862

Total Government Securities		29,072,226

EQ ADVISORS TRUST

EQ/MONY INTERMEDIATE TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Health Care (1.7%)
Pharmaceuticals (1.7%)
Abbott Laboratories
5.625%, 7/1/06	$1,000,000	$1,033,873

Total Health Care		1,033,873

Industrials (1.7%)
Industrial Conglomerates (1.7%)
Tyco International Group S.A.
6.375%, 6/15/05	1,000,000	1,014,590

Total Industrials		1,014,590

Information Technology (1.6%)
IT Services (1.6%)
First Data Corp.
3.375%, 8/1/08	1,000,000	986,619

Total Information Technology		986,619

Materials (2.2%)
Chemicals (1.7%)
Potash Corp. of Saskatchewan, Inc.
7.125%, 6/15/07	1,000,000	1,079,414

Paper & Forest Products (0.5%)
Weyerhaeuser Co.
5.500%, 3/15/05	300,000	301,381

Total Materials		1,380,795

Telecommunication Services (1.7%)
Wireless Telecommunication Services (1.7%)
Cingular Wireless LLC
5.625%, 12/15/06	1,000,000	1,038,628

Total Telecommunication Services		1,038,628

Utilities (1.8%)
Electric Utilities (1.8%)
Peco Energy Co.
5.950%, 11/1/11	1,000,000	1,086,926

Total Utilities		1,086,926

Total Long-Term Debt Securities (99.2%) (Cost $59,205,245)		61,188,081

SHORT-TERM DEBT SECURITIES:
Time Deposit (0.5%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $317,528)	317,528	317,528

Total Investments (99.7%) (Cost/Amortized Cost $59,522,773)		61,505,609
Other Assets Less Liabilities (0.3%)		202,622

Net Assets (100%)		$61,708,231

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ABS — Asset Backed Security

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$8,559,097
U.S. Government securities	—
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	16,675,222
U.S. Government securities	2,175,176

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,201,132
Aggregate gross unrealized depreciation	(218,296)

Net unrealized appreciation	$1,982,836

Federal income tax cost of investments	$59,522,773

The Portfolio utilized net capital loss carryforward of $341,070 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	V alue (Note 1)
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (10.8%)
Automobiles (1.8%)
Ford Motor Co.
6.375%, 2/1/29	$2,000,000	$1,799,872

Household Durables (1.1%)
Legrand S.A.
8.500%, 2/15/25	1,000,000	1,180,000

Internet & Catalog Retail (2.2%)
IAC/InterActiveCorp
7.000%, 1/15/13	2,000,000	2,206,136

Leisure Equipment & Products (1.0%)
Brunswick Corp.
5.000%, 6/1/11	1,000,000	1,027,613

Media (3.6%)
Comcast Cable Communications, Inc.
7.125%, 6/15/13	1,000,000	1,158,545
Time Warner, Inc.
7.700%, 5/1/32	2,000,000	2,446,236

		3,604,781

Multiline Retail (1.1%)
Target Corp.
5.875%, 3/1/12	1,000,000	1,088,897

Total Consumer Discretionary		10,907,299

Consumer Staples (4.4%)
Beverages (2.1%)
Anheuser Busch Cos., Inc.
6.000%, 11/1/41	1,000,000	1,060,358
Bottling Group LLC
4.625%, 11/15/12	1,000,000	1,015,613

		2,075,971

Food & Staples Retailing (1.2%)
Albertson’s, Inc.
8.000%, 5/1/31	1,000,000	1,248,822

Food Products (1.1%)
Kraft Foods, Inc.
6.250%, 6/1/12	1,000,000	1,097,765

Total Consumer Staples		4,422,558

Energy (5.1%)
Energy Equipment & Services (1.3%)
Halliburton Co.
8.750%, 2/15/21	1,000,000	1,313,542

Oil & Gas (3.8%)
Anadarko Finance Co.
7.500%, 5/1/31	1,000,000	1,238,945
Kerr-McGee Corp.
6.950%, 7/1/24	1,000,000	1,105,836
Texaco Capital, Inc.
9.750%, 3/15/20	1,000,000	1,495,149

		3,839,930

Total Energy		5,153,472

Financials (12.5%)
Capital Markets (1.1%)
National Rural Utilities Cooperative Finance Corp.
5.700%, 1/15/10	1,000,000	1,069,908

Commercial Banks (6.8%)
BB&T Corp.
6.500%, 8/1/11	1,000,000	1,115,420
HSBC Holdings PLC
7.625%, 5/17/32§	1,000,000	1,237,277
Rabobank Capital Funding Trust III
5.254%, 12/31/49 (l)§	1,000,000	994,565
Suntrust Bank
5.450%, 12/1/17	1,000,000	1,025,832
UBS/New York
7.750%, 9/1/26	2,000,000	2,516,758

		6,889,852

Consumer Finance (1.1%)
HSBC Finance Corp.
6.375%, 10/15/11	1,000,000	1,104,396

Diversified Financial Services (1.2%)
Associates Corp. of North America
6.950%, 11/1/18	1,000,000	1,157,620

Insurance (2.3%)
Lion Connecticut Holdings, Inc.
7.625%, 8/15/26	1,000,000	1,199,883
MBIA, Inc.
7.150%, 7/15/27	1,000,000	1,164,243

		2,364,126

Total Financials		12,585,902

Government Securities (31.2%)
Foreign Governments (1.3%)
Province of British Columbia
7.250%, 9/1/36	1,000,000	1,298,702

Supranational (1.2%)
Inter-American Development Bank
6.800%, 10/15/25	1,000,000	1,194,556

U.S. Government Agencies (6.7%)
Federal Home Loan Mortgage Corp.
6.375%, 8/1/11	1,000,000	1,037,187
6.250%, 7/15/32	1,500,000	1,720,776
Federal National Mortgage Association
6.250%, 2/1/11	1,000,000	1,096,315
6.625%, 11/15/30	1,500,000	1,787,496
Tennessee Valley Authority
6.000%, 3/15/13	1,000,000	1,107,049

		6,748,823

U.S. Treasuries (22.0%)
U.S. Treasury Bonds
8.125%, 8/15/19	500,000	682,461
6.625%, 2/15/27	7,000,000	8,628,319
5.500%, 8/15/28	5,000,000	5,411,720
6.250%, 5/15/30	2,000,000	2,391,172
Inflation Indexed
3.625%, 4/15/28	1,180,090	1,549,052
U.S. Treasury Strip PO, 11/15/21	8,000,000	3,438,240

		22,100,964

Total Government Securities		31,343,045

Health Care (1.0%)
Health Care Providers & Services (1.0%)
HCA, Inc.
7.690%, 6/15/25	1,000,000	1,024,920

Total Health Care		1,024,920

Industrials (15.6%)
Aerospace & Defense (3.8%)
Boeing Co.
8.625%, 11/15/31	1,000,000	1,385,551
Goodrich Corp.
7.625%, 12/15/12	1,000,000	1,185,764
Lockheed Martin Corp.
7.650%, 5/1/16	1,000,000	1,225,233

		3,796,548

EQ ADVISORS TRUST

EQ/MONY LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Air Freight & Logistics (3.3%)
FedEx Corp.
7.500%, 1/15/18	$1,727,306	$2,017,033
United Parcel Service, Inc./Georgia
8.375%, 4/1/20	1,000,000	1,341,346

		3,358,379

Building Products (2.0%)
CRH America, Inc.
5.300%, 10/15/13	2,000,000	2,059,222

Commercial Services & Supplies (1.0%)
Deluxe Corp.
5.000%, 12/15/12	1,000,000	972,830

Industrial Conglomerates (3.3%)
General Electric Co.
5.000%, 2/1/13	1,000,000	1,025,965
Tyco International Group S.A.
7.000%, 6/15/28	2,000,000	2,325,274

		3,351,239

Road & Rail (2.2%)
Burlington Northern Santa Fe Corp.
6.750%, 3/15/29	1,000,000	1,125,421
Union Pacific Corp.
5.375%, 5/1/14	1,000,000	1,035,881

		2,161,302

Total Industrials		15,699,520

Materials (3.3%)
Chemicals (1.1%)
Eastman Chemical Co.
6.300%, 11/15/18	1,000,000	1,081,849

Containers & Packaging (1.2%)
Temple-Inland, Inc.
7.875%, 5/1/12	1,000,000	1,183,548

Metals & Mining (1.0%)
BHP Billiton Finance USA Ltd.
4.800%, 4/15/13	1,000,000	1,013,139

Total Materials		3,278,536

Telecommunication Services (5.4%)
Diversified Telecommunication Services (4.2%)
GTE North, Inc.
7.625%, 5/15/26	1,000,000	1,056,067
Telecom Italia Capital S.A.
6.000%, 9/30/34§	2,000,000	1,955,310
Verizon Global Funding Corp.
7.750%, 12/1/30	1,000,000	1,243,326

		4,254,703

Wireless Telecommunication Services (1.2%)
Cingular Wireless LLC
7.125%, 12/15/31	1,000,000	1,141,965

Total Telecommunication Services		5,396,668

Utilities (5.9%)
Electric Utilities (4.7%)
Exelon Corp.
6.750%, 5/1/11	1,000,000	1,118,624
Hydro-Quebec
8.500%, 12/1/29	1,000,000	1,440,686
Pacific Gas & Electric Co.
6.050%, 3/1/34	1,000,000	1,038,616
Progress Energy, Inc.
7.100%, 3/1/11	1,000,000	1,124,243

		4,722,169

Gas Utilities (1.2%)
Plains All American Pipeline LP/ PAA Finance Corp.
7.750%, 10/15/12	1,000,000	1,169,746

Total Utilities		5,891,915

Total Long-Term Debt Securities (95.2%) (Cost $87,864,606)		95,703,835

SHORT-TERM DEBT SECURITIES:
Commercial Paper (3.3%)
DaimlerChrysler NA Holdings Corp.
2.45%, 1/10/05	350,000	349,762
2.50%, 1/13/05	1,000,000	999,097
Kellogg Co.
2.41%, 1/13/05§	2,000,000	1,998,259

Total Commercial Paper		3,347,118

Time Deposit (0.3%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	296,090	296,090

Total Short-Term Debt Securities (3.6%) (Amortized Cost $3,643,208)		3,643,208

Total Investments (98.8%) (Cost/Amortized Cost $91,507,814)		99,347,043
Other Assets Less Liabilities (1.2%)		1,213,664

Net Assets (100%)		$100,560,707

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $6,185,411 or 6.15% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

PO — Principal only

EQ ADVISORS TRUST

EQ/MONY LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$29,368,330
U.S. Government securities	5,318,906
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	19,911,609
U.S. Government securities	22,071,412

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,359,404
Aggregate gross unrealized depreciation	(627,996)

Net unrealized appreciation	$7,731,408

Federal income tax cost of investments.	$91,615,635

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Certificates of Deposit (11.1%)
Societe Generale
2.06%, 2/18/05	$4,000,000	$3,998,974
Suntrust Bank
2.06%, 2/17/05	6,000,000	6,000,000
Toronto Dominion Bank NY
2.51%, 4/4/05	7,500,000	7,500,000
Wells Fargo Bank N.A.
2.02%, 1/31/05	2,100,000	2,099,999

Total Certificates of Deposit		19,598,973

Commercial Paper (42.0%)
Bristol-Myers Squibb Co.
1.84%, 1/5/05§	5,245,000	5,243,659
Credit Suisse First Boston
1.49%, 1/4/05§	6,000,000	5,999,010
DaimlerChrysler NA Holdings Corp.
2.44%, 1/26/05	1,181,000	1,178,925
Dexia Delaware LLC
2.15%, 2/4/05	4,000,000	3,991,651
Dominion Resources, Inc.
2.20%, 1/12/05§	1,618,000	1,616,813
Golden Funding Corp.
2.22%, 1/18/05§	4,000,000	3,995,561
Household Finance Corp.
2.22%, 1/14/05§	4,654,000	4,649,983
John Deere Capital Corp.
1.79%, 1/4/05§	1,000,000	999,802
Kellogg Co.
2.20%, 1/12/05§	1,650,000	1,648,790
Lockhart Funding LLC
2.03%, 3/23/05§	8,000,000	7,963,100
National Rural Utilities Cooperative Finance Corp.
2.16%, 1/13/05	1,821,000	1,819,580
2.21%, 1/19/05	2,624,000	2,620,943
Net Jets, Inc.
2.20%, 1/26/05(b)	3,600,000	3,594,300
SBC Communications, Inc.
2.31%, 2/9/05§	5,000,000	4,987,217
Starbird Funding Corp.
2.11%, 3/9/05§	3,846,000	3,830,754
Tannehill Capital Co. LLC
2.27%, 1/18/05§	1,848,000	1,845,906
2.37%, 4/20/05§	3,000,000	2,999,818
Textron Financial Corp.
2.23%, 1/14/05	1,600,000	1,598,613
Three Pillars Funding
1.49%, 1/3/05§	5,636,000	5,635,299
Thunder Bay Funding LLC
2.29%, 2/1/05§	3,130,000	3,123,639
United Healthcare Corp.
2.13%, 1/10/05§	5,000,000	4,997,038

Total Commercial Paper		74,340,401

Fixed Rate Security (1.5%)
Vodafone Group plc
7.63%, 2/15/05	2,650,000	2,669,827

Government Securities (25.0%)
Federal Home Loan Bank
1.47%, 3/1/05	2,220,000	2,220,000
1.40%, 4/1/05	6,100,000	6,099,957
1.66%, 5/16/05	4,500,000	4,500,000
Federal Home Loan Mortgage Corp.
1.50%, 2/14/05 (l)	6,100,000	6,100,000
2.00%, 10/7/05 (l)	4,250,000	4,250,000
Federal National Mortgage Association
1.50%, 2/14/05 (l)	6,100,000	6,100,000
2.42%, 3/23/05 (o)	5,000,000	4,972,550
2.36%, 6/9/05 (l)	4,250,000	4,249,472
Government of Canada
1.23%, 1/11/05§(o)	5,800,000	5,797,825

Total Government Securities		44,289,804

Promissory Note (2.3%)
Goldman Sachs Group
2.44%, 7/18/05	4,000,000	4,000,000

Time Deposit (0.4%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	701,659	701,659

Variable Rate Securities (18.6%)
American Express Credit Corp.
2.47%, 1/5/06(l)	3,000,000	3,000,000
Bank of Montreal Chicago
2.34%, 1/31/05(l)	3,000,000	2,999,892
BNP Paribas/New York
2.37%, 6/9/05(l)	3,750,000	3,748,848
Caterpillar Financial Services Corp.
2.18%, 7/9/05(l)	6,000,000	6,000,000
General Electric Capital Corp.
2.51%, 1/17/06(l)	3,850,000	3,850,000
International Business Machines Corp.
2.32%, 1/6/06(l)§	2,000,000	2,000,000
Merrill Lynch & Co., Inc.
2.54%, 1/11/06(l)	4,000,000	4,000,000
Morgan Stanley
2.40%, 1/13/06(l)	2,250,000	2,250,000
SLM Corp.
2.31%, 2/2/06(l)§	5,000,000	4,998,320

Total Variable Rate Securities		32,847,060

Total Short-Term Debt Securities (100.9%) (Amortized Cost $178,447,724)		178,447,724
Other Assets Less Liabilities (-0.9%)		(1,566,558)

Net Assets (100%)		$176,881,166

Federal Income tax cost of investments		$178,447,724

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $72,332,534 or 40.89% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.2%)
Auto Components (1.1%)
Aftermarket Technology Corp.*	6,800	$109,480
ArvinMeritor, Inc.	28,000	626,360
Bandag, Inc.	6,300	313,803
Collins & Aikman Corp.*^	26,200	114,232
Commercial Vehicle Group, Inc.*	7,400	161,542
Cooper Tire & Rubber Co.	26,600	573,230
Drew Industries, Inc.*	3,400	122,978
Exide Technologies*^	9,400	129,532
Goodyear Tire & Rubber Co.*^	65,500	960,230
Hayes Lemmerz International, Inc.*^	15,100	133,333
Keystone Automotive Industries, Inc.*	6,300	146,475
Modine Manufacturing Co.	11,800	398,486
Sauer-Danfoss, Inc.	5,900	128,679
Sports Resorts International, Inc.*^	22,900	65,952
Standard Motor Products, Inc.^	8,400	132,720
Stoneridge, Inc.*	6,300	95,319
Strattec Strategy Corp.*	1,600	100,192
Superior Industries International, Inc.^	10,800	313,740
Tenneco Automotive, Inc.*	15,800	272,392
Tower Automotive, Inc.*^	19,300	46,127
Visteon Corp.	54,500	532,465

		5,477,267

Automobiles (0.3%)
Coachmen Industries, Inc.^	5,300	92,008
Fleetwood Enterprises, Inc.*^	20,900	281,314
Monaco Coach Corp.	12,750	262,268
Thor Industries, Inc.^	15,800	585,390
Winnebago Industries, Inc.^	12,600	492,156

		1,713,136

Distributors (0.2%)
Advanced Marketing Services, Inc.	7,900	79,474
Handleman Co.^	8,100	173,988
LKQ Corp.*^	13,000	260,910
Source Interlink Cos., Inc.*	18,829	250,049
Wesco International, Inc.*	11,700	346,788

		1,111,209

Hotels, Restaurants & Leisure (3.3%)
Alliance Gaming Corp.*^	20,500	283,105
Ambassadors Group, Inc.	2,325	82,793
Ameristar Casinos, Inc.	4,100	176,751
Argosy Gaming Co.*	11,500	537,050
Aztar Corp.*	14,700	513,324
BJ’s Restaurants, Inc.*^	6,300	88,200
Bob Evans Farms, Inc.	15,200	397,328
Boyd Gaming Corp.^	19,000	791,350
Buffalo Wild Wings, Inc.*	4,050	140,981
California Pizza Kitchen, Inc.*	5,600	128,800
CBRL Group, Inc.	19,900	832,815
CEC Entertainment, Inc.*	14,700	587,559
Churchill Downs, Inc.^	2,400	107,280
CKE Restaurants, Inc.*^	26,800	388,868
Dave and Busters, Inc.*	7,000	141,400
Dominos Pizza, Inc.	10,300	183,340
Empire Resorts, Inc.*^	16,100	179,515
Gaylord Entertainment Co.*	12,300	510,819
IHOP Corp.	9,800	410,522
International Speedway Corp., Class A	1	53
Isle of Capri Casinos, Inc.*^	5,089	130,533
Jack in the Box, Inc.*	16,300	600,981
Krispy Kreme Doughnuts, Inc.*^	22,100	278,460
La Quinta Corp.*	78,850	716,747
Landry’s Restaurants, Inc.^	9,400	273,164
Lone Star Steakhouse & Saloon, Inc.	5,200	145,600
Magna Entertainment Corp., Class A*^	18,200	109,564
Marcus Corp.	6,500	163,410
MTR Gaming Group, Inc.*	8,100	85,536
Multimedia Games, Inc.*^	9,900	156,024
Navigant International, Inc.*	6,200	75,454
O’Charley’s, Inc.*^	13,300	260,015
P.F. Chang’s China Bistro, Inc.*^	10,500	591,675
Panera Bread Co., Class A*^	12,100	487,872
Papa John’s International, Inc.*	3,800	130,872
Penn National Gaming, Inc.*	14,728	891,780
Pinnacle Entertainment, Inc.*	15,150	299,667
Rare Hospitality International, Inc.*	14,200	452,412
Red Robin Gourmet Burgers*	5,000	267,350
Ryan’s Restaurant Group, Inc.*	20,950	323,049
Scientific Games Corp., Class A*	32,000	762,880
Shuffle Master, Inc.*^	10,350	487,485
Six Flags, Inc.*^	45,900	246,483
Sonic Corp.*	24,187	737,703
Speedway Motorsports, Inc.	8,232	322,530
Steak n Shake Co.*	7,515	150,901
Triarc Cos., Inc., Class B^	11,350	139,151
Vail Resorts, Inc.*	6,400	143,488
WMS Industries, Inc.*^	9,600	321,984

		16,234,623

Household Durables (1.7%)
American Greetings Corp., Class A^	25,100	636,285
Beazer Homes USA, Inc.^	5,375	785,879
Blount International, Inc.*	12,300	214,266
Blyth, Inc.	11,800	348,808
Brookfield Homes Corp.	5,300	179,670
Champion Enterprises, Inc.*^	29,200	345,144
CSS Industries, Inc.	2,900	92,104
Department 56, Inc.*	8,100	134,865
Dominion Homes, Inc.*^	3,000	75,669
Ethan Allen Interiors, Inc.	13,200	528,264
Furniture Brands International, Inc.^	21,100	528,555
Hooker Furniture Corp.	4,200	95,340
Interface, Inc., Class A*^	29,000	289,130
Jarden Corp.*^	10,650	462,636
Kimball International, Inc., Class B	7,500	111,075
La-Z-Boy, Inc.^	21,100	324,307
Libbey, Inc.	4,200	93,282
M/I Homes, Inc.^	5,000	275,550
Meritage Homes Corp.*	4,600	518,420
National Presto Industries, Inc., Class A	2,500	113,750
Palm Harbor Homes, Inc.*^	5,800	97,904
Russ Berrie & Co., Inc.^	9,200	210,128
Skyline Corp.^	2,600	106,080
Technical Olympic USA, Inc.	4,950	125,631
Tempur-Pedic International, Inc.*^	9,600	203,520
Tupperware Corp.^	21,100	437,192
WCI Communities, Inc.*	13,700	402,780
William Lyon Homes, Inc.*	1,400	98,336
Yankee Candle Co., Inc.*	20,004	663,732

		8,498,302

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Internet & Catalog Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	23,700	$199,317
Blue Nile, Inc.*^	4,600	127,052
Coldwater Creek, Inc.*^	9,300	287,091
Drugstore.com*^	41,500	141,100
GSI Commerce, Inc.*^	9,600	170,688
Insight Enterprises, Inc.*	18,800	385,776
J. Jill Group, Inc.*^	6,800	101,252
Overstock.com, Inc.*^	5,700	393,300
Priceline.com, Inc.*^	9,616	226,841
Provide Commerce, Inc.*^	3,900	144,885
Stamps.com, Inc.*	7,950	125,928
Systemax, Inc.*	13,200	96,888
Valuevision Media, Inc., Class A*^	5,700	79,287

		2,479,405

Leisure Equipment & Products (0.6%)
Action Performance Cos., Inc.	5,200	57,148
Arctic Cat, Inc.	5,000	132,600
Callaway Golf Co.^	27,900	376,650
JAKKS Pacific, Inc.*^	8,300	183,513
K2, Inc.*^	14,700	233,436
Leapfrog Enterprises, Inc.*^	11,100	150,960
Marine Products Corp.	9,000	234,990
MarineMax, Inc.*	4,500	133,920
Nautilus Group, Inc.^	9,712	234,739
Oakley, Inc.^	8,400	107,100
RC2 Corp.*	6,900	224,940
SCP Pool Corp.	21,412	683,043
Steinway Musical Instruments, Inc.*	3,900	112,866
Sturm Ruger & Co., Inc.	7,700	69,531

		2,935,436

Media (2.3%)
4Kids Entertainment, Inc.*^	4,100	86,182
ADVO, Inc.	13,400	477,710
Arbitron, Inc.*	12,900	505,422
Carmike Cinemas, Inc.^	2,600	94,900
Catalina Marketing Corp.^	22,200	657,786
Charter Communications, Inc., Class A*^	110,400	247,296
Courier Corp.	2,250	116,820
Crown Media Holdings, Inc., Class A*^	24,800	213,280
Cumulus Media, Inc., Class A*	19,600	295,568
Emmis Communications Corp., Class A*	18,500	355,015
Entravision Communications Corp.*	19,400	161,990
Fisher Communications, Inc.*^	1,800	87,984
Gray Television, Inc.	21,100	327,050
Grey Global Group, Inc.^	340	373,997
Harris Interactive, Inc.*^	14,400	113,760
Hollinger International, Inc., Class A	24,450	383,376
Insight Communications Co., Inc.*^	15,100	139,977
Interactive Data Corp.*^	14,900	323,926
Journal Communications, Inc., Class A	8,000	144,560
Journal Register Co.*	16,000	309,280
Lakes Entertainment, Inc.*^	11,700	190,593
Liberty Corp.	7,792	342,536
Lin TV Corp., Class A*^	14,000	267,400
Lodgenet Entertainment Corp.*	5,300	93,757
Martha Stewart Living Omnimedia, Class A*^	10,500	304,710
Mediacom Communications Corp., Class A*	26,500	165,625
Navarre Corp.*	9,000	158,400
Nelson (Thomas), Inc.	5,000	113,000
Opnet Technologies, Inc.*	5,500	46,310
Paxson Communications Corp.*^	37,300	51,474
Playboy Enterprises, Inc., Class B*^	14,100	173,289
Primedia, Inc.*	50,100	190,380
ProQuest Co.*	11,700	347,490
Pulitzer, Inc.	3,400	220,490
R.H. Donnelly Corp.*^	9,400	555,070
Reader’s Digest Association, Inc. (Non-Voting)	40,000	556,400
Regent Communications, Inc.*	14,300	75,790
Saga Communications, Inc., Class A*	4,800	80,880
Salem Communications Corp., Class A*	3,700	92,315
Scholastic Corp.*^	12,200	450,912
Sinclair Broadcast Group, Inc., Class A	12,908	118,883
Spanish Broadcasting System, Class A*	10,765	113,678
Tivo, Inc.*^	38,390	225,349
Valassis Communications, Inc.*	21,100	738,711
Value Line, Inc.	4,800	188,343
World Wrestling Entertainment, Inc.^	5,700	69,141
Young Broadcasting, Inc., Class A*	4,600	48,576

		11,395,381

Multiline Retail (0.2%)
99 Cents Only Stores*^	19,700	318,352
Conn’s, Inc.*	8,500	142,970
Fred’s, Inc.^	16,530	287,622
ShopKo Stores, Inc.*	9,300	173,724
Tuesday Morning Corp.*	10,400	318,552

		1,241,220

Specialty Retail (3.0%)
A.C. Moore Arts & Crafts, Inc.*^	4,300	123,883
Aaron Rents, Inc.	15,450	386,250
Aeropostale, Inc.*	22,250	654,817
America’s Car-Mart, Inc.*^	3,600	136,800
Asbury Automotive Group, Inc.*	5,300	73,034
Bebe Stores, Inc.	6,975	188,186
Big 5 Sporting Goods Corp.	8,200	238,948
Bombay Co., Inc.*^	11,400	63,042
Brookstone, Inc.*	6,075	118,766
Buckle, Inc.^	4,000	118,000
Building Material Holding Corp.	5,700	218,253
Burlington Coat Factory Warehouse Corp.	6,200	140,740
Casual Male Retail Group, Inc.*^	23,600	128,620
Cato Corp., Class A	5,700	164,274
Charlotte Russe Holding, Inc.*	5,900	59,590
Charming Shoppes, Inc.*^	50,300	471,311
Children’s Place, Inc.*^	7,100	262,913
Christopher & Banks Corp.	17,575	324,259
Cost Plus, Inc.*	10,300	330,939
CSK Auto Corp.*	18,700	313,038
Deb Shops, Inc.	4,500	112,680
Dick’s Sporting Goods, Inc.*^	12,800	449,920
Dress Barn, Inc.*	6,400	112,640
Electronics Boutique Holdings Corp.*^	4,500	193,230
Finish Line, Inc., Class A	19,000	347,700

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Genesco, Inc.*	12,200	$379,908
Goody’s Family Clothing, Inc.	8,600	78,604
Group 1 Automotive, Inc.*	8,700	274,050
Guess?, Inc.*	6,200	77,810
Guitar Center, Inc.*	9,800	516,362
Gymboree Corp.*^	10,000	128,200
Hancock Fabrics, Inc.	6,000	62,220
Haverty Furniture Cos., Inc.	5,400	99,900
Hibbett Sporting Goods, Inc.*	9,350	248,803
Hollywood Entertainment Corp.*	23,100	302,379
HOT Topic, Inc.*^	19,275	331,337
Jo-Ann Stores, Inc.*^	7,835	215,776
Jos. A. Bank Clothiers, Inc.*^	4,687	132,642
Kirkland’s, Inc.*^	12,000	147,480
Linens ‘N Things, Inc.*	18,200	451,360
Lithia Motors, Inc.	4,400	118,008
Men’s Wearhouse, Inc.*	16,143	515,930
Monro Muffler, Inc.*	4,250	107,525
Movie Gallery, Inc.^	8,250	157,328
Payless Shoesource, Inc.*^	27,600	339,480
Pep Boys Manny, Moe & Jack	23,300	397,731
Restoration Hardware, Inc.*^	31,200	179,088
Select Comfort Corp.*^	14,700	263,718
Sharper Image Corp.*^	3,200	60,320
Shoe Carnival, Inc.*^	5,400	70,200
Sonic Automotive, Inc.^	13,900	344,720
Sports Authority, Inc.*^	8,238	212,129
Stage Stores, Inc.*	7,900	328,008
Stein Mart, Inc.*	11,700	199,602
TBC Corp.*	8,200	227,960
Too, Inc.*	17,449	426,803
Tractor Supply Co.*	12,600	468,846
Trans World Entertainment Corp.*	14,300	178,321
United Auto Group, Inc.^	7,700	227,843
West Marine, Inc.*^	4,000	99,000
Zale Corp.*	21,120	630,854

		14,732,078

Textiles, Apparel & Luxury Goods (1.0%)
Brown Shoe Co., Inc.	9,100	271,453
Carter’s, Inc.*	4,050	137,659
Deckers Outdoor Corp.*^	3,900	183,261
DHB Industries, Inc.*	13,800	262,752
Hartmarx Corp.*	15,900	123,543
K-Swiss, Inc., Class A	11,000	320,320
Kellwood Co.^	11,200	386,400
Kenneth Cole Productions, Class A	3,100	95,666
Movado Group, Inc.	6,400	119,360
OshKosh B’Gosh, Inc., Class A^	3,920	83,888
Oxford Industries, Inc.^	7,300	301,490
Perry Ellis International, Inc.*	3,300	67,155
Phillips-Van Heusen Corp.	8,500	229,500
Quicksilver, Inc.*^	24,400	726,876
Russell Corp.	8,900	173,372
Skechers U.S.A., Inc., Class A*	8,900	115,344
Steven Madden Ltd.*^.	4,000	75,440
Stride Rite Corp.	12,500	139,625
Unifirst Corp.	4,200	118,776
Warnaco Group, Inc.*	17,900	386,640
Wolverine World Wide, Inc.	18,400	578,128

		4,896,648

Total Consumer Discretionary		70,714,705

Consumer Staples (2.7%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	5,100	108,477
Coca Cola Bottling Co.	1,600	91,296
Hansen Natural Corp.*^	4,900	178,409
National Beverage Corp.*	11,600	96,512

		474,694

Food & Staples Retailing (0.9%)
Arden Group, Inc.	1,200	120,569
Casey’s General Stores, Inc.	21,700	393,855
Central European Distribution Corp.*	3,900	115,206
Great Atlantic & Pacific Tea Co., Inc.*^	12,600	129,150
Ingles Markets, Inc., Class A	10,300	127,617
Longs Drug Stores Corp.	16,096	443,767
Nash Finch Co.	5,250	198,240
NeighborCare, Inc.*	15,100	463,872
Pantry, Inc.*	6,100	183,549
Pathmark Stores, Inc.*	12,900	74,949
Performance Food Group Co.*	18,800	505,908
Ruddick Corp.	16,700	362,223
Smart & Final, Inc.*	9,800	141,022
Topps Co., Inc.^	10,600	103,350
United Natural Foods, Inc.*^	18,200	566,020
Weis Markets, Inc.	3,800	146,566
Wild Oats Markets, Inc.*^	8,400	74,004
Winn-Dixie Stores, Inc.^	33,100	150,605

		4,300,472

Food Products (1.0%)
Alico, Inc.*^	2,600	152,152
American Italian Pasta Co^	8,100	188,325
Cal-Maine Foods, Inc.^	8,500	102,765
Chiquita Brands International, Inc.	16,600	366,196
Corn Products International, Inc.	14,700	787,332
Delta & Pine Land Co.	16,400	447,392
Farmer Brothers Co.	3,000	72,720
Flowers Foods, Inc.	14,925	471,332
Hain Celestial Group, Inc.*^	13,400	276,978
J & J Snack Foods Corp.	2,400	117,672
John B. Sanfilippo & Son, Inc.*^	5,500	141,790
Lancaster Colony Corp.^	10,900	467,283
Lance, Inc.	8,400	159,852
M & F Worldwide Corp.*	6,300	85,806
Peet’s Coffee & Tea, Inc.*^	5,300	140,291
Ralcorp Holdings, Inc.	12,680	531,672
Sanderson Farms, Inc.^	3,600	155,808
Seaboard Corp.	200	199,600

		4,864,966

Household Products (0.2%)
Central Garden & Pet Co.*	8,500	354,790
Rayovac Corp.*	15,600	476,736
WD-40 Co.	9,400	267,054

		1,098,580

Personal Products (0.3%)
Chattem, Inc.*	5,400	178,740
Del Laboratories, Inc.*	3,700	128,575
Elizabeth Arden, Inc.*	10,400	246,896
Inter Parfums, Inc.^	5,900	93,810
Mannatech, Inc.^	6,200	118,048
Nature’s Sunshine Products, Inc.	7,500	152,700
NU Skin Enterprises, Inc., Class A	21,237	538,995
Playtex Products, Inc.*	13,400	107,066
Revlon, Inc., Class A*	58,700	135,010
USANA Health Sciences, Inc.*^	3,000	102,600

		1,802,440

Tobacco (0.2%)
Dimon, Inc.	14,100	94,752
Standard Commercial Corp.	4,600	89,516
Star Scientific, Inc.*^	26,900	136,786

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Universal Corp.	10,100	$483,184
Vector Group Ltd.^	8,287	137,813

		942,051

Total Consumer Staples		13,483,203

Energy (5.1%)
Energy Equipment & Services (2.0%)
Atwood Oceanics, Inc.*	5,000	260,500
Cal Dive International, Inc.*	16,278	663,328
Carbo Ceramics, Inc.	4,500	310,500
Dril-Quip, Inc.*	5,600	135,856
Global Industries Ltd.*^	33,900	281,031
Grey Wolf, Inc.*	84,700	446,369
Gulf Island Fabrication, Inc.	6,200	135,346
Gulfmark Offshore, Inc.*	6,000	133,620
Hanover Compressor Co.*^	30,800	435,204
Helmerich & Payne, Inc.	20,400	694,416
Hydril Co.*^	6,600	300,366
Input/Output, Inc.*^	21,000	185,640
Key Energy Services, Inc.*	52,600	620,680
Lone Star Technologies, Inc.*	14,100	471,786
Lufkin Industries, Inc.	3,400	135,687
Matrix Service Co.*^	17,000	137,020
Maverick Tube Corp.*^	19,900	602,970
Newpark Resources, Inc.*^	34,700	178,705
NS Group, Inc.*	7,600	211,280
Oceaneering International, Inc.*	11,200	417,984
Offshore Logistics, Inc.*	8,400	272,748
Oil States International, Inc.*	12,200	235,338
Parker Drilling Co.*	36,000	141,480
RPC, Inc.	8,500	213,520
SEACOR Holdings, Inc.*	8,450	451,230
Superior Energy Services, Inc.*	22,477	346,371
Tetra Technologies, Inc.*	9,200	260,360
Todco, Class A*	8,200	151,044
Unit Corp.*	18,972	724,920
Universal Compression Holdings, Inc.*	5,700	198,987
Veritas DGC, Inc.*	13,400	300,294
W-H Energy Services, Inc.*	7,600	169,936

		10,224,516

Oil & Gas (3.1%)
Atlas America, Inc.*^	6,739	240,919
Berry Petroleum Co., Class A	7,500	357,750
Cabot Oil & Gas Corp., Class A	13,600	601,800
Callon Petroleum Co.*	11,150	161,229
Cheniere Energy, Inc.*^	7,600	484,120
Cimarex Energy Co.*	18,200	689,780
Comstock Resources, Inc.*	14,401	317,542
Crosstex Energy, Inc	3,450	144,555
Delta Petroleum Corp.*^	9,000	141,120
Denbury Resources, Inc.*	22,000	603,900
Encore Acquisition Co.*^	9,100	317,681
Energy Partners Ltd.*	7,100	143,917
Forest Oil Corp.*	21,100	669,292
Frontier Oil Corp.	8,844	235,781
FX Energy, Inc.*^	13,600	158,848
Giant Industries, Inc.*	5,200	137,852
Harvest Natural Resources, Inc.*	12,100	208,967
Holly Corp	6,800	189,516
Houston Exploration Co.*	7,200	405,432
KCS Energy, Inc.*	21,500	317,770
Magnum Hunter Resources, Inc.*^	34,200	441,180
McMoRan Exploration Co.*^	5,300	99,110
Meridian Resource Corp.*	18,100	109,505
Overseas Shipholding Group, Inc.	10,800	596,160
Penn Virginia Corp.	7,300	296,161
Petroleum Development Corp.*	6,200	239,134
Plains Exploration & Production Co.*	34,485	896,610
Quicksilver Resources, Inc.*	13,200	485,496
Range Resources Corp.	27,300	558,558
Remington Oil & Gas Corp.*	7,100	193,475
Resource America, Inc., Class A	6,800	221,000
Southwestern Energy Co.*^	17,400	882,006
Spinnaker Exploration Co.*	10,064	352,945
St. Mary Land & Exploration Co.^	11,400	475,836
Stone Energy Corp.*	10,156	457,934
Swift Energy Co.*^	14,500	419,630
Syntroleum Corp.*	17,600	141,328
Tesoro Corp.*	26,600	847,476
Transmontaigne, Inc.*	14,600	89,498
Vintage Petroleum, Inc.	25,200	571,788
Whiting Petroleum Corp.*^	7,200	217,800
World Fuel Services Corp.	3,200	159,360

		15,279,761

Total Energy		25,504,277

Financials (21.3%)
Capital Markets (0.8%)
Affiliated Managers Group, Inc.*^	9,750	660,465
Apollo Investment Corp.*	24,900	375,990
Capital Southwest Corp.	2,098	164,735
Cohen & Steers Inc.	8,050	130,813
Gabelli Asset Management, Class A	2,500	121,300
Greenhill & Co., Inc.^	7,400	212,380
Investment Technology Group, Inc.*^	23,400	468,000
Knight Trading Group, Inc., Class A*	46,900	513,555
LaBranche & Co., Inc*	21,300	190,848
MCG Capital Corp.^	13,100	224,403
National Financial Partners Corp.	13,500	523,800
Piper Jaffray Cos.*^	8,000	383,600
Sanders Morris Harris Group, Inc.^	7,800	138,918
SWS Group, Inc.	4,782	104,821

		4,213,628

Commercial Banks (7.8%)
1st Source Corp.	4,251	108,443
Alabama National Bancorporation^	5,000	322,500
Amcore Financial, Inc.	12,400	399,032
AmericanWest Bancorp*	4,400	89,100
Arrow Financial Corp.	3,256	100,936
Associated Bank-Corp.	9,334	309,982
BancFirst Corp.	1,500	118,470
Bancorpsouth, Inc.	31,100	757,907
BancTrust Financial Group, Inc.	6,000	147,660
Bank of Granite Corp.	4,512	94,301
Bank of the Ozarks, Inc.^	4,000	136,120
Banner Corp	3,600	112,284
Boston Private Financial Holdings, Inc.^	10,900	307,053
Bryn Mawr Bank Corp.^	3,600	79,164
Camden National Corp.	2,800	110,348
Capital City Bank Group, Inc.^	2,987	124,857
Capital Corp. of the West	2,300	108,102
Capitol Bancorp Ltd.^	3,300	116,226
Cascade Bancorp^	5,500	111,210
Cathay General Bancorp	16,800	630,000
Central Coast Bancorp*^	5,390	124,455
Central Pacific Financial Corp.	11,700	423,189
Chemical Financial Corp.	10,941	469,588
Chittenden Corp.	17,737	509,584
Citizens Banking Corp.^	21,500	738,525

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
City Holdings Co.	8,900	$322,536
CoBiz, Inc.	7,500	152,250
Columbia Bancorp/Maryland	3,000	102,570
Columbia Banking System, Inc.	4,714	117,803
Community Bank System, Inc.	12,600	355,950
Community Banks, Inc.^	3,502	98,616
Community Trust Bancorp, Inc.	4,985	161,315
CVB Financial Corp.^	17,879	474,866
East-West Bancorp, Inc.	20,800	872,768
EuroBancshares, Inc.*	6,900	144,900
Farmers Capital Bank Corp.^	2,500	103,000
First Bancorp/North Carolina	4,200	114,114
First Bancorp/Puerto Rico^	13,900	882,789
First Charter Corp.	15,516	406,054
First Citizens BancShares, Inc./North Carolina, Class A	3,000	444,750
First Commonwealth Financial Corp.	30,252	465,578
First Community Bancorp, Inc./California^	4,200	179,340
First Community Bancshares, Inc./Virginia	3,245	117,080
First Financial Bancorp.	17,083	298,952
First Financial Bankshares, Inc.^	7,533	337,554
First Financial Corp./Indiana	4,600	161,138
First Indiana Corp.	4,700	105,797
First Merchants Corp.	6,258	177,101
First Midwest Bancorp, Inc.	18,800	682,252
First National Bankshares of Florida, Inc.^	18,700	446,930
First OAK Brook Bancshares, Inc.	2,900	93,989
First of Long Island Corp.	2,000	100,900
First Republic Bank	5,300	280,900
First State Bancorp/New Mexico	2,600	95,576
FNB Corp./Pennsylvania^	18,600	378,696
FNB Corp./Virginia	3,300	93,588
Frontier Financial Corp.^	8,700	335,907
German American Bancorp.	4,935	79,454
Glacier Bancorp, Inc.	12,262	417,398
Gold Banc Corp., Inc.	18,800	274,856
Great Southern Bancorp, Inc.	4,400	154,000
Greater Bay Bancorp^	25,100	699,788
Hancock Holding Co.^	12,900	431,634
Hanmi Financial Corp.	6,250	224,625
Harleysville National Corp.	12,518	332,979
Heartland Financial USA, Inc.	4,650	93,512
IBERIABANK Corp.	2,300	152,628
Independent Bank Corp./Massachusetts	6,100	205,875
Independent Bank Corp./Michigan	11,467	342,061
Integra Bank Corp.^	5,156	119,155
Interchange Financial Services Corp.	3,800	98,496
Irwin Financial Corp.^	5,300	150,467
Lakeland Bancorp, Inc.^	5,410	94,946
Lakeland Financial Corp.^	2,400	95,280
Macatawa Bank Corp.^	3,360	108,494
Main Street Banks, Inc.^	4,500	157,185
MainSource Financial Group, Inc.^	4,961	118,469
MB Financial, Inc.	8,750	368,812
MBT Financial Corp.	2,072	48,215
Mercantile Bank Corp.	2,835	111,982
Mid-State Bancshares	13,300	381,045
Midwest Banc Holdings, Inc.	3,750	82,013
Nara Bancorp, Inc.	7,400	157,398
National Penn Bancshares, Inc.^	13,435	372,149
NBC Capital Corp.	3,300	87,681
NBT Bancorp, Inc.	16,048	412,755
Old National Bancorp/Indiana	26,800	693,048
Old Second Bancorp, Inc.	4,600	146,648
Omega Financial Corp.^	4,800	164,544
Oriental Financial Group, Inc.^	7,691	217,732
Pacific Capital Bancorp	18,844	640,508
Park National Corp.^	5,774	782,377
Peapack-Gladstone Financial Corp.	2,970	93,704
PennRock Financial Services Corp.	2,870	111,672
People Holding Co./Mississippi	2,850	94,335
Peoples Bancorp, Inc.	3,610	99,022
PrivateBancorp, Inc^.	6,800	219,164
Prosperity Bancshares, Inc.^	6,900	201,549
Provident Bankshares Corp.	16,759	609,525
Republic Bancorp, Inc., Class A/Kentucky	4,620	118,734
Republic Bancorp, Inc./Michigan	30,285	462,755
Riggs National Corp.	5,300	112,678
Royal Bancshares of Pennsylvania	3,433	92,760
S & T Bancorp, Inc.^	12,660	477,155
Sandy Spring Bancorp, Inc.^	8,100	310,473
Santander BanCorp^	3,740	112,798
SCBT Financial Corp.	2,835	95,171
Seacoast Banking Corp./Florida	4,980	110,805
Signature Bank*	6,248	202,185
Silicon Valley Bancshares*^	14,300	640,926
Simmons First National Corp., Class A	4,800	138,960
Southwest Bancorp, Inc./Oklahoma	5,200	127,296
Southwest Bancorporation of Texas, Inc.	27,600	642,804
State Financial Services Corp.	3,600	108,360
Sterling Bancorp/New York.	5,298	149,668
Sterling Bancshares, Inc./Texas	22,675	323,572
Sterling Financial Corp./Pennsylvania	11,625	333,289
Suffolk Bancorp^	3,700	128,871
Sun Bancorp, Inc./New Jersey*	4,095	102,293
Susquehanna Bancshares, Inc.	20,590	513,720
SY Bancorp, Inc.	3,800	91,580
Taylor Capital Group, Inc.	3,500	117,250
Texas Capital Bancshares, Inc.*	8,700	188,094
Texas Regional Bancshares, Inc.	16,114	526,606
Tompkins Trustco, Inc.^	2,770	148,167
TriCo Bancshares	5,200	121,680
Trustco Bank Corp./New York	33,183	457,594
Trustmark Corp.	18,900	587,223
UMB Financial Corp.	7,874	446,141
Umpqua Holdings Corp.	20,176	508,637
Union Bankshares Corp./Virginia^	2,700	103,761
United Bancshares, Inc.	15,100	576,065
United Community Banks, Inc.	14,100	379,713
Univest Corp. of Pennsylvania^	3,100	142,662
Unizan Financial Corp.	11,790	310,666
USB Holding Co., Inc.	4,657	115,959
Virginia Commerce Bancorp*^	3,875	109,740
Virginia Financial Group, Inc.	2,600	95,316
Washington Trust Bancorp^	4,400	128,964
WesBanco, Inc.	10,200	326,094
West Bancorp, Inc.	5,775	101,698
West Coast Bancorp/Oregon^	5,200	132,132
Westamerica BanCorp.	12,800	746,368
Western Sierra Bancorp, Class B*	3,000	115,065
Wilshire Bancorp, Inc.*	8,400	138,936
Wintrust Financial Corp.^	8,400	478,464

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Yardville National Bancorp^	3,700	$126,762

		38,728,385

Consumer Finance (0.4%)
ACE Cash Express, Inc.*	5,100	151,266
Advanta Corp.	7,200	174,744
Cash America International, Inc.	14,400	428,112
CompuCredit Corp.*	7,700	210,518
Credit Acceptance Corp.*^	6,300	160,335
Education Lending Group, Inc.*^	6,900	107,019
First Cash Financial Services, Inc.*	5,750	153,582
Metris Cos., Inc.*	17,900	228,225
Nelnet, Inc., Class A*	5,400	145,422
QC Holdings, Inc.*	8,300	159,028
Rewards Network, Inc.*^	8,000	56,000
United PanAm Financial Corp.*^	5,000	95,300
World Acceptance Corp.*	5,100	140,301

		2,209,852

Diversified Financial Services (0.3%)
Archipelago Holdings, Inc.*	8,050	168,889
Asset Acceptance Capital Corp.*	6,500	138,450
Collegiate Funding Services LLC*	10,350	145,832
Encore Capital Group, Inc.*	7,100	168,838
eSpeed, Inc., Class A*	8,000	98,960
Financial Federal Corp.*^	7,000	274,400
GATX Corp.^	20,400	603,024

		1,598,393

Insurance (2.5%)
21st Century Insurance Group^	7,800	106,080
Alfa Corp.	14,050	213,349
American Physicians Capital, Inc.*^	4,100	147,682
AmerUs Group Co.	15,900	720,270
Argonaut Group, Inc.*^	12,900	272,577
Baldwin & Lyons, Inc.	3,500	93,765
Bristol West Holdings, Inc.	7,000	140,000
Citizens, Inc./Texas, Class A*^	29,572	188,374
Clark, Inc.*^	5,300	82,256
CNA Surety Corp.*	9,400	125,490
Commerce Group, Inc.	10,350	631,764
Crawford & Co., Class B	34,700	260,250
Danielson Holdings Corp.*	19,550	165,198
Delphi Financial Group, Inc., Class A	10,513	485,175
Direct General Corp.^	6,400	205,440
EMC Insurance Group, Inc.	4,600	99,544
Enstar Group, Inc.*	2,000	125,000
FBL Financial Group, Inc., Class A	5,324	152,000
First Acceptance Corp.*	18,400	164,864
Great American Financial Resources, Inc.	5,900	102,483
Harleysville Group, Inc.	3,738	89,226
Hilb, Rogal & Hobbs Co.^	13,900	503,736
Horace Mann Educators Corp.	20,700	394,956
Infinity Property & Casualty Corp.	8,800	309,760
Kansas City Life Insurance Co.	4,900	231,770
LandAmerica Financial Group, Inc.^	8,050	434,136
Midland Co.	3,900	121,953
National Western Life Insurance Co., Class A*	700	116,627
Navigators Group, Inc.*^	2,600	78,286
NYMAGIC, Inc.	3,500	88,550
Ohio Casualty Corp.*^	26,150	606,941
Philadelphia Consolidated Holdings Corp.*	7,600	502,664
Phoenix Cos., Inc.^	40,300	503,750
Presidential Life Corp.	7,000	118,720
ProAssurance Corp.*^	11,664	456,179
RLI Corp.	9,550	396,994
Safety Insurance Group, Inc.	5,100	158,865
Selective Insurance Group, Inc.	11,800	522,032
State Auto Financial Corp.	5,750	148,638
Stewart Information Services Corp.	8,600	358,190
Triad Guaranty, Inc.*^	3,950	238,896
UICI	16,100	545,790
United Fire & Casualty Co.	6,100	205,631
Universal American Financial Corp.*	18,100	280,007
USI Holdings Corp.*^	15,000	173,550
Zenith National Insurance Corp.^	4,550	226,772

		12,294,180

Mutual Funds (0.0%)
Gladstone Capital Corp.^	4,100	97,170

Real Estate (6.8%)
Acadia Realty Trust (REIT)^	7,200	117,360
Affordable Residential Communities (REIT)^	9,900	142,065
Alexander’s, Inc. (REIT)*^	800	172,000
Alexandria Real Estate Equities, Inc. (REIT)	7,700	573,034
American Financial Realty Trust (REIT)	44,300	716,774
American Home Mortgage Investment Corp. (REIT)	12,964	444,017
AMLI Residential Properties Trust (REIT)^	10,300	329,600
Anthracite Capital, Inc. (REIT)	27,200	336,192
Anworth Mortgage Asset Corp. (REIT)^	20,800	222,768
Arbor Realty Trust, Inc. (REIT)	8,300	203,682
Avatar Holdings, Inc.*^	2,600	125,060
Bedford Property Investors, Inc. (REIT)^	4,500	127,845
BioMed Realty Trust, Inc. (REIT)	13,350	296,504
Brandywine Realty Trust (REIT)	20,450	601,026
Capital Automotive Real Estate Investment Trust (REIT)	14,050	499,126
Capital Lease Funding, Inc. (REIT)	12,200	152,500
Capital Trust, Inc./New York, Class A (REIT)	4,300	132,053
Capstead Mortgage Corp. (REIT)^	6,000	63,240
CarrAmerica Realty Corp. (REIT)	21,900	722,700
CB Richard Ellis Services, Inc., Class A*	10,750	360,663
Colonial Properties Trust (REIT)	8,800	345,576
Commercial Net Lease Realty (REIT)^	20,000	412,000
Cornerstone Realty Income Trust, Inc. (REIT)	30,400	303,392
Corporate Office Properties Trust (REIT)	12,800	375,680
Correctional Properties Trust (REIT)	3,500	101,080
Cousins Properties, Inc. (REIT)	14,400	435,888
CRT Properties, Inc. (REIT)	9,900	236,214
EastGroup Properties (REIT)^	8,400	321,888
Entertainment Properties Trust (REIT).	9,900	441,045
Equity Inns, Inc. (REIT)	27,500	322,850

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Equity Lifestyle Properties, Inc. (REIT)	7,500	$268,125
Equity One, Inc. (REIT)	16,870	400,325
Essex Property Trust, Inc. (REIT)	9,200	770,960
Extra Space Storage, Inc. (REIT)	9,800	130,634
FelCor Lodging Trust, Inc. (REIT)*	16,613	243,380
First Industrial Realty Trust, Inc. (REIT)^	17,800	724,994
Gables Residential Trust (REIT)	14,800	529,692
Getty Realty Corp. (REIT)	8,800	252,824
Glenborough Realty Trust, Inc. (REIT)	12,100	257,488
Glimcher Realty Trust (REIT)^	14,900	412,879
Global Signal, Inc. (REIT)	5,350	147,339
Government Properties Trust, Inc. (REIT)	9,600	94,656
Healthcare Realty Trust, Inc. (REIT)	19,900	809,930
Heritage Property Investment Trust (REIT)^	10,300	330,527
Highland Hospitality Corp. (REIT)	14,000	157,360
Highwoods Properties, Inc. (REIT)	24,800	686,960
Home Properties, Inc. (REIT)	14,100	606,300
HomeBanc Corp./Georgia (REIT)	15,850	153,428
Impac Mortgage Holdings, Inc. (REIT)	30,100	682,367
Innkeepers USA Trust (REIT)	9,900	140,580
Investors Real Estate Trust (REIT)	24,300	254,907
Jones Lang LaSalle, Inc.*	15,300	572,373
Kilroy Realty Corp. (REIT)	10,500	448,875
Kramont Realty Trust (REIT)^	7,200	168,480
LaSalle Hotel Properties (REIT)	11,300	359,679
Levitt Corp., Class A	4,575	139,858
Lexington Corp. Properties Trust (REIT)^	19,100	431,278
LNR Property Corp.	6,900	434,079
LTC Properties, Inc. (REIT)	7,100	141,361
Luminent Mortgage Capital, Inc. (REIT)	14,800	176,120
Maguire Properties, Inc. (REIT)	13,800	378,948
Meristar Hospitality Corp. (REIT)*^	34,978	292,066
MFA Mortgage Investments, Inc. (REIT)	33,700	297,234
Mid America Apartment Communities, Inc. (REIT)	7,100	292,662
Mission West Properties, Inc. (REIT)	6,700	71,288
National Health Investors, Inc. (REIT)	11,200	326,816
Nationwide Health Properties, Inc. (REIT)^	31,900	757,625
New Century Financial Corp. (REIT)	17,000	1,086,448
Newcastle Investment Corp. (REIT)^	14,100	448,098
Novastar Financial, Inc. (REIT)^	10,500	519,750
OMEGA Healthcare Investors, Inc. (REIT)	18,700	220,660
Origen Financial, Inc. (REIT).	1,262	9,440
Orleans Homebuilders, Inc.*^	8,000	158,800
Parkway Properties, Inc. (REIT)	4,500	228,375
Pennsylvania Real Estate Investment Trust (REIT)^	15,394	658,863
Post Properties, Inc. (REIT)^	16,900	589,810
Prentiss Properties Trust (REIT)	18,000	687,600
PS Business Parks, Inc., Class A (REIT)	6,400	288,640
RAIT Investment Trust (REIT)^	10,300	288,091
Ramco-Gershenson Properties Trust (REIT)	5,900	190,275
Realty Income Corp. (REIT)^	16,000	809,280
Redwood Trust, Inc. (REIT)^	6,600	409,794
Saul Centers, Inc. (REIT)^	3,700	141,525
Senior Housing Properties Trust (REIT)	20,100	380,694
Sovran Self Storage, Inc. (REIT)	7,200	303,408
Strategic Hotel Capital, Inc. (REIT).	9,450	155,925
Summit Properties, Inc. (REIT)	11,800	384,208
Sun Communities, Inc. (REIT)	6,400	257,600
Tanger Factory Outlet Centers (REIT)^	10,200	269,892
Tarragon Corp.*^	7,000	124,950
Taubman Centers, Inc. (REIT)	21,150	633,442
Tejon Ranch Co.*^	2,300	93,840
Town & Country Trust (REIT)^	7,400	204,462
Trammell Crow Co.*	8,900	161,179
U.S. Restaurant Properties, Inc. (REIT)^	7,600	137,256
Universal Health Realty Income Trust (REIT)	3,700	118,881
Urstadt Biddle Properties, Inc., Class A (REIT)	7,100	121,055
Washington Real Estate Investment Trust (REIT)	19,000	643,530
Winston Hotels, Inc. (REIT).	8,500	100,385

		33,804,375

Thrifts & Mortgage Finance (2.7%)
Accredited Home Lenders Holding Co.*	6,700	332,856
Anchor Bancorp Wisconsin, Inc.	7,000	204,050
Bank Atlantic Bancorp, Inc., Class A.	20,900	415,910
Bank Mutual Corp.	31,905	388,284
Bankunited Financial Corp., Class A*	13,800	440,910
Berkshire Hills Bancorp, Inc.	2,400	89,160
Brookline Bancorp, Inc.^	26,517	432,757
Charter Financial Corp.	2,600	114,062
CharterMac.	18,800	459,472
Citizens First Bancorp, Inc.	4,200	101,556
City Bank/Washington^	2,764	99,919
Clifton Savings Bancorp, Inc.	15,323	186,174
Coastal Financial Corp./South Carolina^	6,413	122,873
Commercial Capital Bancorp, Inc.	13,272	307,645
Commercial Federal Corp.	18,269	542,772
CORUS Bankshares, Inc.	8,200	393,682
Dime Community Bancshares, Inc.	15,850	283,873
Downey Financial Corp.	7,900	450,300
Farmer Mac, Class C.	2,900	67,570
Fidelity Bankshares, Inc.	4,500	192,420
First Busey Corp., Class A	4,650	97,046
First Financial Holdings, Inc	4,300	140,782
First Niagara Financial Group, Inc.	40,717	568,002
First Place Financial Corp./Ohio	4,700	105,233
FirstFed Financial Corp.*	8,400	435,708

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Flagstar Bancorp, Inc.^	14,800	$334,480
Flushing Financial Corp.	4,800	96,288
Franklin Bank Corp./Texas*^	7,200	131,400
Gibraltar Industries, Inc.	13,150	310,603
Harbor Florida Bancshares, Inc.	11,000	380,710
Horizon Financial Corp.	5,000	102,900
Hudson River Bancorp.	15,600	308,724
Itla Capital Corp.*	1,800	105,822
KNBT Bancorp, Inc.^	12,300	207,870
MAF Bancorp, Inc.^	11,704	524,573
NASB Financial, Inc.	2,200	87,912
NetBank, Inc.	25,500	265,455
Northwest Bancorp, Inc.	7,600	190,684
Ocwen Financial Corp.*^	15,800	151,048
Partners Trust Financial Group, Inc.^	14,798	172,397
Pennfed Financial Services, Inc.	5,200	83,616
PFF Bancorp, Inc.	4,300	199,219
Provident Bancorp, Inc.	16,077	212,056
Provident Financial Services, Inc.	36,456	706,153
R&G Financial Corp., Class B	11,200	435,456
Sterling Financial Corp./Washington*	8,096	317,849
TierOne Corp.	7,700	191,345
United Community Financial Corp.^	10,900	122,080
Waypoint Financial Corp.	14,730	417,595
Westfield Financial, Inc.^	3,600	92,952
WSFS Financial Corp.	2,000	120,640

		13,242,843

Total Financials		106,188,826

Health Care (12.4%)
Biotechnology (3.2%)
Abgenix, Inc.*	38,200	394,988
Albany Molecular Research, Inc.*	8,900	99,146
Alexion Pharmaceuticals, Inc.*^	11,180	281,736
Alkermes, Inc.*^	36,200	510,058
Applera Corp.- Celera Genomics Group*	31,600	434,500
Ariad Pharmaceuticals, Inc.*^	20,100	149,343
Axonyx, Inc.*^	23,100	143,220
Barrier Therapeutics, Inc.*	10,973	182,152
Bioenvision, Inc.*	14,100	126,336
BioMarin Pharmaceuticals, Inc.*^	21,468	137,181
Cell Genesys, Inc.*^	16,700	135,270
Cell Therapeutics, Inc.*^	19,661	160,041
Cepheid, Inc.*	11,200	111,328
Ciphergen Biosystems, Inc.*^	8,600	36,980
Corgentech, Inc.*^	8,800	72,864
Corixa Corp.*	15,304	55,707
Cubist Pharmaceuticals, Inc.*	13,149	155,553
CuraGen Corp.*^	14,500	103,820
CV Therapeutics, Inc.*^	13,656	314,088
Cytokinetics, Inc.*^	8,500	87,125
Decode Genetics, Inc.*^	15,500	121,055
Dendreon Corp.*^	23,400	252,252
Digene Corp.*	7,500	196,125
Diversa Corp.*^	10,900	95,266
Dov Pharmaceutical, Inc.*	8,300	149,815
Dyax Corp.*^	10,900	78,698
Encysive Pharmaceuticals, Inc.*	26,600	264,138
Enzo Biochem, Inc.*^	7,978	155,332
Enzon Pharmaceuticals, Inc.*	22,000	301,840
Exelixis, Inc.*	25,500	242,250
Genencor International, Inc.*^	5,700	93,480
Genta, Inc.*^	26,100	45,936
Genzyme Corp.*	8,175	474,722
Geron Corp.*^	20,700	164,979
GTx, Inc.*	11,300	152,437
Human Genome Sciences, Inc.*	52,100	626,242
Idenix Pharmaceuticals, Inc.*^	8,700	149,205
Immunogen, Inc.*	20,200	178,568
Immunomedics, Inc.*^	23,200	70,528
Incyte Corp.*^	25,500	254,745
Indevus Pharmaceuticals, Inc.*^	14,400	85,824
InterMune, Inc.*^	8,500	112,710
Isis Pharmaceuticals, Inc.*^	15,300	90,270
Isolagen, Inc.*^	12,300	96,801
Keryx Biopharmaceuticals, Inc.*^	9,600	111,072
Kosan Biosciences, Inc.*	9,100	63,063
Lexicon Genetics, Inc.*	25,280	196,046
Lifecell Corp.*	11,500	117,530
Ligand Pharmaceuticals, Inc., Class B*	29,800	346,872
Luminex Corp.*	10,300	91,464
Mannkind Corp.*	8,600	135,450
Marshall Edwards, Inc.*^	14,800	132,386
Maxim Pharmaceuticals, Inc.*	13,500	40,770
Maxygen, Inc.*	9,000	115,110
Medarex Inc.*^	37,700	406,406
Myriad Genetics, Inc.*^	13,050	293,755
Nabi Biopharmaceuticals*	21,157	309,950
Neopharm, Inc.*^	5,601	70,068
Neose Technologies, Inc.*^	10,500	70,560
Northfield Laboratories, Inc.*^	8,900	200,695
NPS Pharmaceuticals, Inc.*^	13,084	239,176
Nuvelo, Inc.*^	9,300	91,605
Onyx Pharmaceuticals, Inc.*^	14,200	459,938
OraSure Technologies, Inc.*	13,100	88,032
Oscient Pharmaceuticals Corp.*	24,600	89,790
Peregrine Pharmaceuticals, Inc.*	115,700	135,369
Pharmion Corp.*	6,200	261,702
Praecis Pharmaceuticals, Inc.*^	45,000	85,500
Progenics Pharmaceuticals, Inc.*	5,300	90,948
Regeneron Pharmaceuticals, Inc.*^	11,600	106,836
Renovis, Inc.*^	10,700	153,866
Rigel Pharmaceuticals, Inc.*	6,000	146,520
Sciclone Pharmaceuticals, Inc.*	15,000	55,500
Seattle Genetics, Inc.*^	11,300	73,789
Serologicals Corp.*^	10,400	230,048
Tanox, Inc.*^	8,100	123,120
Techne Corp.*	17,700	688,530
Telik, Inc.*	17,800	340,692
Third Wave Technologies, Inc.*	16,800	144,480
Transkaryotic Therapies, Inc.*^	10,000	253,900
Trimeris, Inc.*	15,432	218,671
United Therapeutics Corp.*^	7,780	351,267
Vertex Pharmaceuticals, Inc.*^	36,700	387,919
Vicuron Pharmaceuticals, Inc.*	20,200	351,682
Zymogenetics, Inc.*^	6,800	156,400

		16,171,131

Health Care Equipment & Supplies (3.8%)
1-800 Contacts, Inc.*^	4,200	92,400
Abaxis, Inc.*	7,100	102,879
Abiomed, Inc.*^	8,900	137,416
Advanced Medical Optics, Inc.*^	14,600	600,644
Advanced Neuromodulation Systems, Inc.*^	7,350	290,031
Aksys Ltd.*^	34,000	189,040
Align Technology, Inc.*	18,000	193,500
American Medical Systems Holdings, Inc.*	9,100	380,471
Analogic Corp.	4,600	206,034
Animas Corp.*^	6,600	103,158
Arrow International, Inc.	7,700	238,623

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Arthrocare Corp.*^	8,600	$275,716
Aspect Medical Systems, Inc.*	9,400	229,924
Bio-Rad Laboratories, Inc., Class A*	7,000	401,590
Biolase Technology, Inc.^	7,400	80,438
Biosite, Inc.*^	5,156	317,300
BioVeris Corp.*	7,800	57,018
Bruker BioSciences Corp.*	52,243	210,539
Candela Corp.*	10,600	120,416
Cardiac Science, Inc.*^	76,900	164,566
Cardiodynamics International Corp.*	15,600	80,652
Closure Medical Corp.*^	9,200	179,400
Conceptus, Inc.*^	16,100	130,652
Conmed Corp.*^	13,800	392,196
CTI Molecular Imaging, Inc.*	12,700	180,213
Cyberonics, Inc.*^	6,800	140,896
Datascope Corp.	3,600	142,884
Diagnostic Products Corp.	9,100	500,955
DJ Orthopedics, Inc.*	4,600	98,532
Encore Medical Corp.*^	20,400	138,516
Epix Pharmaceuticals, Inc.*^	9,700	173,727
Exactech, Inc.*	5,500	100,595
Haemonetics Corp.*	7,900	286,059
Hologic, Inc.*	6,700	184,049
I-Flow Corp.*^	9,700	176,831
ICU Medical, Inc.*^	3,600	98,424
Illumina, Inc.*	18,500	175,380
Immucor, Inc.*	19,012	446,972
Integra LifeSciences Holdings Corp.*^	8,100	299,133
Intermagnetics General Corp.*	11,892	302,176
Intuitive Surgical, Inc.*^	13,100	524,262
Invacare Corp.^	11,500	531,990
Inverness Medical Innovations, Inc.*^	4,000	100,400
Kensey Nash Corp.*^	4,100	141,573
Kyphon, Inc.*^	9,400	242,144
Laserscope*	7,000	251,370
Matthews International Corp., Class A	13,300	489,440
Medical Action Industries, Inc.*	5,200	102,440
Mentor Corp.	18,000	607,320
Merit Medical Systems, Inc.*	7,512	114,783
Mine Safety Appliances Co.^	10,500	532,350
Molecular Devices Corp.*	4,700	94,470
Nutraceutical International Corp.*	5,700	87,837
NuVasive, Inc.*	4,011	41,113
Ocular Sciences, Inc.*	8,200	401,882
Orthologic Corp.*	12,300	76,875
Palomar Medical Technologies, Inc.*^	6,800	177,276
PolyMedica Corp.^	10,630	396,393
Possis Medical, Inc.*	5,700	76,836
Quidel Corp.*	28,400	144,272
Regeneration Technologies, Inc.*^	7,900	82,792
Sola International, Inc.*	10,300	283,662
SonoSite, Inc.*^	4,780	162,281
Steris Corp.*	28,200	668,904
SurModics, Inc.*^	4,700	152,797
Sybron Dental Specialties, Inc.*	16,400	580,232
Thoratec Corp.*^	24,355	253,779
TriPath Imaging, Inc.*^	9,500	85,215
Varian, Inc.*	14,300	586,443
Ventana Medical Systems, Inc.*	6,600	422,334
Viasys Healthcare, Inc.*^	15,000	285,000
Visx, Inc.*	19,600	507,052
Vital Signs, Inc.	2,700	105,084
West Pharmaceutical Services, Inc.	11,914	298,207
Wilson Greatbatch Technologies, Inc.*	9,800	219,716
Wright Medical Group, Inc.*^	10,700	304,950
Young Innovations, Inc.	2,500	84,325
Zoll Medical Corp.*	2,900	99,760

		18,937,504

Health Care Providers & Services (3.8%)
Accelrys, Inc.*	8,000	62,400
Advisory Board Co.*	7,100	261,848
Alderwoods Group, Inc.*	12,600	143,388
Alliance Imaging, Inc.*^	24,800	279,000
Amedisys, Inc.*	4,300	139,277
America Service Group, Inc.*	5,400	144,558
American Healthways, Inc.*	12,900	426,216
AMERIGROUP Corp.*	10,700	809,562
AMN Healthcare Services, Inc.*^	6,106	97,146
Amsurg Corp.*^	13,650	403,221
Apria Healthcare Group, Inc.*	20,200	665,590
Beverly Enterprises, Inc.*^	45,300	414,495
Centene Corp.*	19,000	538,650
Cerner Corp.*^	12,400	659,308
Chemed Corp.	5,000	335,550
Computer Programs & Systems, Inc.^	4,800	111,120
Corvel Corp.*	7,350	196,833
Cross Country Healthcare, Inc.*^	6,500	117,520
Dendrite International, Inc.*	14,600	283,240
Eclipsys Corp.*	11,800	241,074
eResearch Technology, Inc.*^	19,125	303,131
First Health Group Corp.*	37,000	692,270
Genesis HealthCare Corp.*	8,000	280,240
Gentiva Health Services, Inc.*	8,500	142,120
Hanger Orthopedic Group, Inc.*^	7,000	56,700
HealthExtras, Inc.*	6,900	112,470
Hooper Holmes, Inc.	19,300	114,256
IDX Systems Corp.*^	8,300	286,018
Kindred Healthcare, Inc.*^	11,800	353,410
LabOne, Inc.*^	7,100	227,484
LCA Vision, Inc.^	6,450	150,866
Lifeline Systems, Inc.*^	4,600	118,496
LifePoint Hospitals, Inc.*^	16,300	567,566
Magellan Health Services, Inc.*	10,900	372,344
Matria Healthcare, Inc.*^	4,600	179,722
Medcath Corp.*^	6,200	152,768
Medical Staffing Network Holdings, Inc.*^	27,800	227,682
Molina Healthcare, Inc.*	4,200	194,796
National Healthcare Corp.	4,600	162,380
NDCHealth Corp.^	15,508	288,294
OCA, Inc.*^	17,100	108,585
Odyssey HealthCare, Inc.*	12,975	177,498
Omnicell, Inc.*^	6,400	70,400
Option Care, Inc.^	9,000	154,710
Owens & Minor, Inc.	17,600	495,792
Parexel International Corp.*	8,700	176,610
PDI, Inc.*	3,300	73,524
Pediatrix Medical Group, Inc.*	9,700	621,285
Per-Se Technologies, Inc.*^	9,066	143,515
Priority Healthcare Corp., Class B*^	15,800	343,966
Province Healthcare Co.*	22,800	509,580
PSS World Medical, Inc.*	32,300	404,234
Psychiatric Solutions, Inc.*	4,800	175,488
QLT, Inc.*	9,400	151,152
Radiation Therapy Services, Inc.*	9,450	160,650

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
RehabCare Group, Inc.*	5,400	$151,146
Res-Care, Inc.*	9,900	150,678
Select Medical Corp.	37,000	651,200
SFBC International, Inc.*^	4,500	177,750
Sierra Health Services, Inc.*^	11,400	628,254
Specialty Laboratories, Inc.*	16,600	183,264
Stewart Enterprises, Inc.*	41,900	292,881
Sunrise Senior Living, Inc.*^	5,700	264,252
Symbion, Inc.*	7,200	158,976
Trizetto Group*	13,300	126,350
United Surgical Partners International, Inc.*	11,400	475,380
Ventiv Health, Inc.*	7,600	154,432
VistaCare, Inc., Class A*^	12,050	200,392

		18,694,953

Pharmaceuticals (1.6%)
Able Laboratories, Inc.*^	5,300	120,575
Adolor Corp.*	20,400	202,368
Alpharma, Inc., Class A	18,400	311,880
Antigenics, Inc.*^	27,500	278,300
Array Biopharma, Inc.*	14,500	138,040
AtheroGenics, Inc.*^	17,800	419,368
Bentley Pharmaceuticals, Inc.*^	6,200	66,650
Bone Care International, Inc.*	6,600	183,810
Bradley Pharmaceuticals, Inc.*^	7,400	143,560
Caraco Pharm Labs, Inc.*	12,000	114,600
Connetics Corp.*^	12,977	315,211
Cypress Bioscience, Inc.*	11,800	165,908
Discovery Laboratories, Inc.*^	18,700	148,291
First Horizon Pharmaceutical Corp.*^	11,200	256,368
Guilford Pharmaceuticals, Inc.*	13,100	64,845
Hollis-Eden Pharmaceuticals*^	10,500	98,910
Impax Laboratories, Inc.*^	19,600	311,248
Inspire Pharmaceuticals, Inc.*	15,900	266,643
Kos Pharmaceuticals, Inc.*^	7,600	286,064
KV Pharmaceutical Co.*^	13,100	288,855
Lannett Co., Inc.*	8,700	85,695
Medicines Co.*	20,000	576,000
NitroMed, Inc.*^	6,500	173,225
Noven Pharmaceuticals, Inc.*	7,100	121,126
Pain Therapeutics, Inc.*	13,900	100,219
Par Pharmaceutical Cos., Inc.*	13,800	571,044
Penwest Pharmaceuticals Co.*^	5,700	68,172
Perrigo Co.^	27,000	466,290
Pharmos Corp.*^	35,700	50,694
Pozen, Inc.*	7,700	55,979
Salix Pharmaceuticals Ltd.*	14,700	258,573
Santarus, Inc.*^	8,600	77,916
SuperGen, Inc.*^	32,200	227,010
Valeant Pharmaceuticals International	33,700	887,995

		7,901,432

Total Health Care		61,705,020

Industrials (13.8%)
Aerospace & Defense (1.5%)
AAR Corp.*	10,850	147,777
Applied Signal Technology, Inc.	4,200	148,050
Armor Holdings, Inc.*	10,704	503,302
Aviall, Inc.*	10,700	245,779
BE Aerospace, Inc.*	23,900	278,196
Ceradyne, Inc.*^	7,700	440,517
Cubic Corp.^	5,300	133,401
Curtiss-Wright Corp.	8,000	459,280
DRS Technologies, Inc.*	11,832	505,345
Ducommun, Inc.*	4,300	89,655
EDO Corp.	5,300	168,275
Engineered Support Systems	8,950	530,019
Esterline Technologies Corp.*	7,100	231,815
GenCorp, Inc.^	15,800	293,406
Heico Corp.	7,900	178,461
Herley Industries, Inc.*	4,600	93,564
Hexcel Corp.*	14,300	207,350
Innovative Solutions & Support, Inc.*^	5,000	166,800
Kaman Corp., Class A	7,400	93,610
KVH Industries, Inc. *	14,900	146,020
Mercury Computer Systems, Inc.*	7,200	213,696
Moog, Inc., Class A*	9,873	447,741
MTC Technologies, Inc.*	3,000	100,710
Orbital Sciences Corp.*^	24,600	291,018
Sequa Corp., Class A*	1,800	110,070
SI International, Inc.*^	8,200	252,232
Teledyne Technologies, Inc.*	14,268	419,907
Triumph Group, Inc.*	8,400	331,800
United Industrial Corp.	5,100	197,574

		7,425,370

Air Freight & Logistics (0.3%)
EGL, Inc.*^	16,900	505,141
Forward Air Corp.*	8,700	388,890
Hub Group, Inc., Class A*^	3,700	193,214
Pacer International, Inc.*	11,200	238,112

		1,325,357

Airlines (0.6%)
Airtran Holdings, Inc.*^	30,900	330,630
Alaska Air Group, Inc.*	10,800	361,692
America West Holdings Corp., Class B*^	10,100	66,458
Continental Airlines, Inc., Class B*	28,500	385,890
Delta Air Lines, Inc.*^	43,300	323,884
ExpressJet Holdings, Inc.*^	15,500	199,640
FLYi, Inc.*^	14,100	24,957
Frontier Airlines, Inc.*	11,800	134,638
Mesa Air Group, Inc.*	23,000	182,620
Northwest Airlines Corp.*	32,500	355,225
Pinnacle Airlines Corp.*	12,200	170,068
Republic Airways Holdings, Inc.*	9,000	119,430
Skywest, Inc.	25,600	513,536

		3,168,668

Building Products (0.9%)
Aaon, Inc.*	4,500	72,315
American Woodmark Corp.	3,800	165,984
Apogee Enterprises, Inc.	7,700	103,257
ElkCorp.^	10,800	369,576
Griffon Corp.*	13,200	356,400
Jacuzzi Brands, Inc.*	32,502	282,767
Lennox International, Inc.^	20,901	425,335
NCI Building Systems, Inc.*^	10,500	393,750
Quixote Corp.^	4,000	81,320
Simpson Manufacturing Co., Inc.	14,200	495,580
Trex Co., Inc.*^	4,300	225,492
Universal Forest Products, Inc.	8,950	388,430
USG Corp.*^	13,750	553,713
York International Corp.	19,400	670,076

		4,583,995

Commercial Services & Supplies (3.3%)
ABM Industries, Inc.	19,000	374,680
Administaff, Inc.*	6,700	84,487
Banta Corp.	10,500	469,980
Bowne & Co., Inc.^	18,500	300,810
Brady Corp., Class A	9,100	569,387
Bright Horizons Family Solutions, Inc.*	6,500	420,940

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Casella Waste Systems, Inc.*	7,100	$103,944
CDI Corp.	4,100	87,658
Central Parking Corp.^	6,200	93,930
Century Business Services, Inc.*	23,493	102,429
Charles River Associates, Inc.*^	2,700	126,279
Coinstar, Inc.*	7,400	198,542
Consolidated Graphics, Inc.*	3,800	174,420
Corrections Corp. of America*	15,519	627,744
CoStar Group, Inc.*^	6,800	314,024
Darling International, Inc.*	29,300	127,748
DiamondCluster International, Inc.*	8,214	117,707
Duratek, Inc.*	7,400	184,334
Electro Rent Corp.*	17,000	241,910
Ennis, Inc.	6,000	115,500
FTI Consulting, Inc.*^	17,875	376,626
G&K Services, Inc., Class A	7,400	321,308
General Binding Corp.*	5,400	70,956
Geo Group, Inc.*	4,200	111,636
Gevity HR, Inc.	9,600	197,376
Healthcare Services Group, Inc.	7,500	156,300
Heidrick & Struggles, Inc.*^	5,500	188,485
Hudson Highland Group, Inc.*^	4,000	115,200
Imagistics International, Inc.*^	8,000	269,280
Intersections, Inc.*	5,000	86,250
Ionics, Inc.*^	9,400	407,396
Jackson Hewitt Tax Service, Inc.	16,000	404,000
John H. Harland Co.	13,300	480,130
Kelly Services, Inc., Class A	5,700	172,026
Kforce, Inc.*	13,200	146,520
Korn/Ferry International*^	10,792	223,934
Labor Ready, Inc.*^	13,550	229,266
Learning Tree International, Inc.*	5,100	68,340
LECG Corp.*	6,800	126,820
McGrath Rentcorp.	3,000	130,830
Mobile Mini, Inc.*^	4,468	147,623
Navigant Consulting Co.*^	19,350	514,710
NCO Group, Inc.*	11,200	289,520
Portfolio Recovery Associates, Inc.*^	4,200	173,124
Prepaid Legal Services, Inc.^	5,300	199,015
PRG-Schultz International, Inc.*	18,500	93,055
Princeton Review, Inc.*	9,900	60,885
Resources Connection, Inc.*	9,900	537,669
Rollins, Inc.	11,450	301,364
Schawk, Inc.	6,600	119,988
School Specialty, Inc.*^	8,800	339,328
Sitel Corp.*	33,500	82,410
Sotheby’s Holdings, Inc., Class A*	23,996	435,767
SOURCECORP, Inc.*	5,200	99,372
Spherion Corp.*	32,080	269,472
Standard Register Co.	5,200	73,424
Strayer Education, Inc.^	6,200	680,698
TeleTech Holdings, Inc.*	11,800	114,342
Tetra Tech, Inc.*	20,915	350,117
TRC Cos., Inc.*	4,200	71,400
United Rentals, Inc.*^	23,100	436,590
United Stationers, Inc.*	14,400	665,280
Universal Technical Institute, Inc.*^	5,700	217,284
Vertrue, Inc.*^	3,000	113,310
Volt Information Sciences, Inc.*	4,200	123,438
Waste Connections, Inc.*	18,600	637,050
Watson Wyatt & Co. Holdings^	16,000	431,200

		16,696,567

Construction & Engineering (0.8%)
Comfort Systems USA, Inc.*	17,500	134,400
Dycom Industries, Inc.*	19,733	602,251
EMCOR Group, Inc.*	7,300	329,814
Granite Construction, Inc.^	15,900	422,940
Insituform Technologies, Inc., Class A*^	11,100	251,637
Integrated Electrical Services, Inc.*	11,800	57,112
MasTec, Inc.*^	21,400	216,354
Perini Corp.*	9,700	161,893
Quanta Services, Inc.*^	37,500	300,000
Shaw Group, Inc.*^	24,700	440,895
URS Corp.*	12,600	404,460
Washington Group International, Inc.*	11,300	466,125

		3,787,881

Electrical Equipment (1.2%)
Acuity Brands, Inc.	18,325	582,735
American Superconductor Corp.*^	9,700	144,433
Artesyn Technologies, Inc.*^	10,700	120,910
Baldor Electric Co.	14,800	407,444
C&D Technology, Inc.^	10,600	180,624
Encore Wire Corp.*	7,950	105,974
Energy Conversion Devices, Inc.*^	10,500	202,860
EnerSys*	9,900	150,975
Franklin Electric Co., Inc.	6,400	270,464
FuelCell Energy, Inc.*^	16,700	165,330
General Cable Corp.*^	16,750	231,987
Genlyte Group, Inc.*	5,900	505,512
Ii-Vi, Inc.*	3,700	157,213
LSI Industries, Inc.	7,350	84,158
Medis Technologies Ltd.*^	9,900	181,665
Penn Engineering & Manufacturing Corp.	5,100	92,310
Plug Power, Inc.*^	15,400	94,094
Powell Industries, Inc.*	5,400	99,846
Power-One, Inc.*	30,600	272,952
Regal Beloit Corp.^	8,000	228,800
Smith (A.O.) Corp.^	5,650	169,161
Thomas & Betts Corp.*	23,700	728,775
Valence Technology, Inc.*^	63,650	197,951
Vicor Corp.	7,900	103,569
Woodward Governor Co.	4,900	350,889

		5,830,631

Industrial Conglomerates (0.2%)
Raven Industries, Inc.	6,800	144,908
Standex International Corp.	3,700	105,413
Tredegar Corp.	10,376	209,699
Walter Industries, Inc.^	9,500	320,435

		780,455

Machinery (3.1%)
Actuant Corp., Class A*	8,600	448,490
Albany International Corp.	12,650	444,774
Astec Industries, Inc.*	6,900	118,749
ASV, Inc.*	2,600	124,540
Barnes Group, Inc.	4,200	111,342
Bucyrus International, Inc., Class A	5,250	213,360
Cascade Corp.	3,500	139,825
CIRCOR International, Inc.	4,200	97,272
Clarcor, Inc.	10,450	572,346
Cuno, Inc.*	6,400	380,160
EnPro Industries, Inc.*	7,500	221,775
ESCO Technologies, Inc.*	5,352	410,231
Federal Signal Corp.^	19,500	344,370
Flanders Corp.*^	14,800	142,080
Flowserve Corp.*	21,800	600,372
Gardner Denver, Inc.*	8,000	290,320
Gorman-Rupp Co.	4,625	106,375

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Greenbrier Cos., Inc.^	6,600	$223,410
Idex Corp.	20,250	820,125
JLG Industries, Inc.^	18,700	367,081
Joy Global, Inc.	21,200	920,716
Kadant, Inc.*	4,760	97,580
Kaydon Corp.	13,100	432,562
Kennametal, Inc.	15,100	751,527
Lincoln Electric Holdings, Inc.	15,500	535,370
Lindsay Manufacturing Co.	3,950	102,226
Manitowoc Co., Inc.	12,700	478,155
Middleby Corp.^	2,300	116,656
Mueller Industries, Inc.	14,300	460,460
Nacco Industries, Inc., Class A	1,600	168,640
Nordson Corp.	10,400	416,728
Reliance Steel & Aluminum Co.	11,700	455,832
Robbins & Myers, Inc.^	4,000	95,320
Stewart & Stevenson Services, Inc.	9,700	196,231
Tecumseh Products Co., Class A	7,856	375,517
Tennant Co.	2,900	114,985
Terex Corp.*	20,400	972,060
Thomas Industries, Inc.	5,800	231,536
Toro Co.	10,300	837,905
Trinity Industries, Inc.^	15,100	514,608
Valmont Industries, Inc.	5,000	125,550
Wabash National Corp.*	12,500	336,625
Watts Water Technologies, Inc., Class A	9,700	312,728
Westinghouse Air Brake Technologies Corp.	17,986	383,462

		15,609,976

Marine (0.2%)
Alexander & Baldwin, Inc.	20,400	865,368
Kirby Corp.*	7,975	353,930

		1,219,298

Road & Rail (1.5%)
Amerco, Inc.*	5,600	257,488
Arkansas Best Corp.	9,628	432,201
Covenant Transport, Inc., Class A*	5,100	106,182
Dollar Thrifty Automotive Group, Inc.*	12,100	365,420
Florida East Coast Industries, Inc., Class A	8,200	369,820
Genesee & Wyoming, Inc., Class A*^	6,150	172,999
Heartland Express, Inc.	23,034	517,574
Kansas City Southern Industries, Inc.*^	25,100	445,023
Knight Transportation, Inc.^	15,806	391,989
Laidlaw International, Inc.*	41,700	892,380
Landstar System, Inc.*^	12,700	935,228
Marten Transport Ltd.*	3,435	78,078
Old Dominion Freight Line*	5,700	198,360
Overnite Corp.	11,300	420,812
PAM Transportation Services, Inc.*	4,600	86,250
RailAmerica, Inc.*^	15,400	200,970
SCS Transportation, Inc.*	5,400	126,198
Swift Transportation Co., Inc.*^	19,900	427,452
U.S. Xpress Enterprises, Inc., Class A*	5,450	159,685
USF Corp.^	11,000	417,450
Werner Enterprises, Inc.	19,200	434,688

		7,436,247

Trading Companies & Distributors (0.2%)
Aceto Corp.	5,700	108,528
Applied Industrial Technologies, Inc.	8,700	238,380
Lawson Products, Inc.	2,700	136,161
Nuco2, Inc.*^	6,300	139,797
Watsco, Inc.	10,400	366,288

		989,154

Total Industrials		68,853,599

Information Technology (17.2%)
Communications Equipment (2.1%)
Anaren, Inc.*	7,508	97,304
Ariba, Inc.*^	23,412	388,639
Arris Group, Inc.*	25,600	180,224
Aspect Communications Corp.*	16,500	183,810
Atheros Communications, Inc.*	11,400	116,850
Audiovox Corp., Class A*^	6,100	96,258
Avanex Corp.*	57,400	189,994
Bel Fuse, Inc., Class B^	3,292	111,237
Belden CDT, Inc.	19,400	450,080
Black Box Corp.	6,500	312,130
C-COR, Inc.*	15,200	141,360
Carrier Access Corp.*^	10,200	108,936
CommScope, Inc.*^	21,000	396,900
Comtech Telecommunications Corp.^	4,750	178,647
Cyberguard Corp.*^	9,800	61,740
Digi International, Inc.*	10,300	177,057
Ditech Communications Corp.*	14,900	222,755
Echelon Corp.*	9,600	81,024
Emulex Corp.*^	33,100	557,404
Enterasys Networks, Inc.*	82,600	148,680
Extreme Networks, Inc.*	46,200	302,610
F5 Networks, Inc.*	14,700	716,184
FalconStor Software, Inc.*^	11,500	110,055
Finisar Corp.*^	46,800	106,704
Harmonic, Inc.*	33,800	281,892
Inter-Tel, Inc.	8,750	239,575
Interdigital Communications Corp.*	22,300	492,830
Ixia*^	15,344	257,933
MRV Communications, Inc.*	35,400	129,918
Netgear, Inc.*	10,400	189,176
Network Equipment Technologies, Inc.*^	24,300	238,626
NMS Communications Corp.*	19,000	119,890
Oplink Communications, Inc.*	34,600	68,162
Packeteer, Inc.*	13,200	190,740
Paradyne Networks Corp.*^	21,500	77,185
PC-Tel, Inc.*	9,100	72,163
Powerwave Technologies, Inc.*^	42,100	357,008
Redback Networks, Inc.*	22,600	121,136
Remec, Inc.*^	19,400	139,874
SafeNet, Inc.*^	9,629	353,769
SeaChange International, Inc.*^	8,100	141,264
Spectralink Corp.^	5,400	76,572
Stratex Networks, Inc.*	28,100	63,506
Sycamore Networks, Inc.*	79,600	323,176
Symmetricom, Inc.*^	12,800	124,288
Tekelec*	20,700	423,108
Terayon Corp.*^	22,200	60,162
Verso Technologies, Inc.*^	113,400	81,648
ViaSat, Inc.*	7,100	172,317
Westell Technologies, Inc.*	15,000	102,000
Zhone Technologies, Inc.*	33,000	85,470

		10,419,970

Computers & Peripherals (1.6%)
ActivCard Corp.*	11,900	105,910
Adaptec, Inc.*	46,900	355,971

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Advanced Digital Information Corp.*	26,900	$269,538
Applied Films Corp.*^	5,000	107,800
Brocade Communications Systems, Inc.*	104,500	798,380
Cray, Inc.*^	32,400	150,984
Dot Hill Systems Corp.*^	12,100	94,864
Electronics for Imaging, Inc.*	21,600	376,056
Gateway, Inc.*	108,700	653,287
Hutchinson Technology, Inc.*	12,500	432,125
Hypercom Corp.*	16,200	95,904
Imation Corp.	14,300	455,169
InFocus Corp.*	12,600	115,416
Intergraph Corp.*	15,600	420,108
Iomega Corp.*^	17,440	96,618
Komag, Inc.*	10,900	204,702
LaserCard Corp.*^	6,000	62,940
McData Corp., Class A*^	47,700	284,292
Novatel Wireless, Inc.*^	7,400	143,412
Overland Storage, Inc.*	5,100	85,119
PalmOne, Inc.*^	17,250	544,237
Pinnacle Systems, Inc.*	33,600	204,960
Presstek, Inc.*	11,300	109,384
Quantum Corp.*^	72,300	189,426
SBS Technologies, Inc.*	6,600	92,136
Silicon Graphics, Inc.*^	84,100	145,493
SimpleTech, Inc.*	29,600	136,160
Stratasys, Inc.*	3,550	119,138
Synaptics, Inc.*	9,350	285,923
Transact Technologies, Inc.*	4,300	91,848
Unova, Inc.*^	19,700	498,213
Xybernaut Corp.*^	71,600	88,068

		7,813,581

Electronic Equipment & Instruments (2.6%)
Aeroflex, Inc.*	32,650	395,718
Agilysis, Inc.^	9,500	162,830
Anixter International, Inc.*	12,700	457,073
BEI Technologies, Inc.	5,100	157,488
Benchmark Electronics, Inc.*	17,650	601,865
Brightpoint, Inc.*	7,850	153,389
Checkpoint Systems, Inc.*	15,900	286,995
Cognex Corp.	14,900	415,710
Coherent, Inc.*	11,900	362,236
CTS Corp.^	20,400	271,116
Cyberoptics Corp.*^	4,600	68,402
Daktronics, Inc.*	5,700	141,873
Digital Theater Systems, Inc.*^	6,800	136,884
Dionex Corp.*	6,800	385,356
Electro Scientific Industries, Inc.*	14,200	280,592
Excel Technology, Inc.*	3,092	80,392
Faro Technologies, Inc.*	4,800	149,664
Global Imaging Systems, Inc.*^	8,800	347,600
Identix Corp.*^	37,900	279,702
INTAC International*	9,700	126,100
Itron, Inc.*	6,900	164,979
Keithley Instruments, Inc.	5,100	100,470
KEMET Corp.*^	42,200	377,690
Landauer, Inc.	2,700	123,390
Lexar Media, Inc.*^	24,500	192,080
Littelfuse, Inc.*^	9,800	334,768
Measurement Specialties, Inc.*	5,900	150,214
Methode Electronics, Inc	11,300	145,205
Metrologic Instruments, Inc.*	10,900	231,625
MTS Systems Corp.	7,100	240,051
Multi-Fineline Electronix, Inc.*	7,650	139,536
Newport Corp.*	19,200	270,720
OSI Systems, Inc.*^	4,700	106,737
Park Electrochemical Corp.	5,800	125,744
Paxar Corp.*	13,900	308,163
Photon Dynamics, Inc.*^	9,104	221,045
Planar Systems, Inc.*	13,300	149,359
Plexus Corp.*	16,300	212,063
RadiSys Corp.*	6,050	118,278
RAE Systems, Inc.*^	21,300	155,490
Rofin-Sinar Technologies, Inc.*	6,000	254,700
Rogers Corp.*	6,500	280,150
Scansource, Inc.*	5,700	354,312
Spatialight, Inc.*^	18,350	164,232
SYNNEX Corp.*	7,600	182,856
Sypris Solutions, Inc.	6,000	91,860
Taser International, Inc.*^	19,400	612,846
Technitrol, Inc.*	19,500	354,900
Trimble Navigation Ltd.*^	20,400	674,016
TTM Technologies, Inc.*	16,600	195,880
Universal Display Corp.*^	20,500	184,500
Veeco Instruments, Inc.*^	11,200	235,984
Viisage Technology, Inc.*^	13,600	122,536
Woodhead Industries, Inc.	5,700	91,371
X-Rite, Inc.	7,700	123,277
Zygo Corp.*	5,900	69,561

		13,121,573

Internet Software & Services (2.4%)
Allscripts Healthcare Solutions, Inc.*^	18,200	194,194
aQuantive, Inc.*^	19,900	177,906
AsiaInfo Holdings, Inc.*^	36,800	219,328
Autobytel, Inc.*	11,200	67,648
Blue Coat Systems, Inc.*	3,700	68,857
Chordiant Software, Inc.*	29,000	66,120
CMGI, Inc.*	164,500	419,475
CNET Networks, Inc.*	53,400	599,682
Digital Insight Corp.*	13,068	240,451
Digital River, Inc.*	11,800	490,998
Digitas, Inc.*	30,200	288,410
DoubleClick, Inc.*	48,700	378,886
EarthLink, Inc.*	55,700	641,664
eCollege.com, Inc.*^	9,400	106,784
Entrust, Inc.*	20,200	76,558
Equinix, Inc.*^	4,000	170,960
FindWhat.com*^	10,700	189,711
Homestore.com, Inc.*^	89,750	271,942
InfoSpace, Inc.*^	12,900	613,395
Internap Network Services Corp.*	118,600	110,298
Internet Security Systems, Inc.*	18,900	439,425
Interwoven, Inc.*	15,225	165,648
Ipass, Inc.*	17,700	130,980
iVillage, Inc.*^	21,100	130,398
j2 Global Communications, Inc.*	7,900	272,550
Jupitermedia Corp.*	9,500	225,910
Keynote Systems, Inc.*	7,300	101,616
Marchex, Inc., Class B*^	10,900	228,900
MarketWatch, Inc.*	10,400	187,200
Matrixone, Inc.*^	15,900	104,145
Motive, Inc.*	9,550	108,679
Neoforma, Inc.*^	14,000	107,660
Net2Phone, Inc.*^	44,600	151,640
Netratings, Inc.*^	8,700	166,779
NIC Corp.* .	13,000	66,040
Openwave Systems, Inc.*^	24,467	378,260
Opsware, Inc.*	16,200	118,908
PEC Solutions, Inc.*	13,600	192,712
RealNetworks, Inc.*	45,500	301,210
Retek, Inc.*	18,300	112,545
S1 Corp.*	35,000	317,100
Seebeyond Technology Corp.*^	22,300	79,834
Sohu.com, Inc.*^	8,800	155,848

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
SonicWALL, Inc.*	17,500	$110,600
Stellent, Inc.*^	9,500	83,790
SupportSoft, Inc.*^	15,700	104,562
Terremark Worldwide, Inc.*	131,100	83,904
TippingPoint Technologies, Inc.*	4,300	200,810
Travelzoo, Inc.*^	1,800	171,774
United Online, Inc.*	21,450	247,319
ValueClick, Inc.*	32,000	426,560
Vignette Corp.*	100,800	140,112
WebEx Communications, Inc.*^	10,500	249,690
webMethods, Inc.*	15,500	111,755
Websense, Inc.*	10,500	532,560

		12,100,690

IT Services (1.8%)
answerthink, Inc.*	21,500	100,190
Anteon International Corp.*	10,000	418,600
BISYS Group, Inc.*	48,600	799,470
CACI International, Inc., Class A*	11,600	790,308
Ciber, Inc.*^	17,200	165,808
Covansys Corp.*	11,800	180,540
CSG System International, Inc.*	25,600	478,720
eFunds Corp.*	22,600	542,626
Euronet Worldwide, Inc.*	9,100	236,782
Forrester Research, Inc.*	4,700	84,318
Gartner, Inc., Class A*^	25,089	312,609
iGate Capital Corp.*	15,100	61,155
Infocrossing, Inc.*^	8,500	143,905
infoUSA, Inc.*^	10,100	113,019
Intrado, Inc.*^	4,900	59,290
iPayment, Inc.*	3,200	158,464
Kanbay International, Inc.*	5,250	164,325
Keane, Inc.*	24,900	366,030
Lionbridge Technologies, Inc.*	19,300	129,696
ManTech International Corp., Class A*	4,500	106,830
MAXIMUS, Inc.*	8,400	261,408
MPS Group, Inc.*	44,767	548,843
Pegasus Solutions, Inc.*	8,450	106,470
Perot Systems Corp., Class A*	32,200	516,166
RightNow Technologies, Inc.*	6,950	112,243
Safeguard Scientifics, Inc.*	40,500	85,860
Sapient Corp.*	26,200	207,242
SRA International, Inc., Class A*	5,200	333,840
Startek, Inc.	3,600	102,420
SYKES Enterprises, Inc.*	29,000	201,550
Syntel, Inc.	12,100	212,234
Titan Corp.*	34,500	558,900
TNS, Inc.*	5,700	124,545
Tyler Technologies, Inc.*^	13,700	114,532

		8,898,938

Semiconductors & Semiconductor Equipment (3.3%)
Actel Corp.*	7,500	131,550
ADE Corp.*^	5,900	110,448
Advanced Energy Industries, Inc.*	17,600	160,688
Alliance Semiconductor Corp.*	30,800	113,960
AMIS Holdings, Inc.*	12,600	208,152
Asyst Technologies, Inc.*	16,300	82,967
ATMI, Inc.*^	13,200	297,396
August Technology Corp.*^	9,700	102,141
Axcelis Technologies, Inc.*	42,800	347,964
Brooks Automation, Inc.*	16,452	283,303
Cabot Microelectronics Corp.*^	10,300	412,515
California Micro Devices CP*	9,900	70,191
Cirrus Logic, Inc.*	39,300	216,543
Cohu, Inc.	7,100	131,776
Credence Systems Corp.*	38,930	356,210
Cymer, Inc.*	15,800	466,732
Diodes, Inc.*	4,500	101,835
DSP Group, Inc.*	13,600	303,688
DuPont Photomasks, Inc.*	4,000	105,640
Entegris, Inc.*	23,400	232,830
ESS Technology, Inc.*^	10,400	73,944
Exar Corp.*	19,300	273,867
FEI Co.*^	10,844	227,724
Formfactor, Inc.*	11,300	306,682
Genesis Microchip, Inc.*^	10,600	171,932
Helix Technology Corp.	15,000	260,850
Integrated Device Technology, Inc.*	42,400	490,144
Integrated Silicon Solutions, Inc.*^	14,300	117,260
IXYS Corp.*	9,600	99,072
Kopin Corp.*	23,600	91,332
Kulicke & Soffa Industries, Inc.*^	24,600	212,052
Lattice Semiconductor Corp.*^	43,600	248,520
Leadis Technology, Inc.*^	15,100	160,815
LTX Corp.*^	23,300	179,177
Mattson Technology, Inc.*	15,900	179,034
Micrel, Inc.*	28,600	315,172
Microsemi Corp.*	23,472	407,474
Microtune, Inc.*	22,400	136,864
Mindspeed Technologies, Inc.*^	42,000	116,760
MIPS Technologies, Inc.*	23,500	231,475
MKS Instruments, Inc.*^	13,400	248,570
Monolithic System Technology, Inc.*	11,200	69,776
Mykrolis Corp.*	16,500	233,805
OmniVision Technologies, Inc.*^	23,700	434,895
ON Semiconductor Corp.*	48,800	221,552
PDF Solutions, Inc.*	17,600	283,536
Pericom Semiconductor Corp.*	7,600	71,668
Photronics, Inc.*^	13,100	216,150
Pixelworks, Inc.*^	15,000	170,100
PLX Technology, Inc.*	8,000	83,200
Power Integrations, Inc.*	12,500	247,250
RF Micro Devices, Inc.*^	83,000	567,720
Rudolph Technologies, Inc.*^	11,200	192,304
Semitool, Inc.*^	7,500	69,600
Sigmatel, Inc.*	10,000	355,300
Silicon Image, Inc.*^	33,900	557,994
Silicon Storage Technology, Inc.*	32,300	192,185
Siliconix, Inc.*	2,000	72,980
Sipex Corp.*	26,300	123,084
Sirf Technology Holdings, Inc.*	9,700	123,384
Skyworks Solutions, Inc.*	61,700	581,831
Staktek Holdings, Inc.*	20,400	94,656
Standard Microsystems Corp.*^	7,500	133,725
Supertex, Inc.*	4,800	104,160
Tessera Technologies, Inc.*	9,700	360,937
Transmeta Corp.*^	59,400	96,822
Trident Microsystems, Inc.*^	9,600	160,512
Triquint Semiconductor, Inc.*	57,621	256,413
Ultratech, Inc.*	6,800	128,180
Varian Semiconductor Equipment Associates, Inc.*^	14,600	538,010
Vitesse Semiconductor Corp.*^	95,000	335,350
Volterra Semiconductor Corp.*	6,700	148,439
Zoran Corp.*	20,600	238,548

		16,249,315

Software (3.4%)
Advent Software, Inc.*	13,900	284,672
Agile Software Corp.*	14,700	120,099
Altiris, Inc.*^	8,300	294,069

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Ansys, Inc.*	13,200	$423,192
Ascential Software Corp.*	29,450	480,330
Aspen Technology, Inc.*	11,900	73,899
Atari, Inc.*	72,200	211,546
Authentidate Holding Corp.*^	11,800	73,042
Blackbaud, Inc.*	10,150	148,596
Blackboard, Inc.*^	8,200	121,442
Borland Software Corp.*	35,466	414,243
Catapult Communications Corp.*	4,638	112,054
CCC Information Services Group, Inc.*	9,701	215,459
Concord Communications, Inc.*	16,000	177,280
Concur Technologies, Inc.*^	8,800	78,408
Digimarc Corp.*^	16,100	150,052
E.piphany, Inc.*	18,900	91,287
Embarcadero Technologies, Inc.*	5,400	50,814
Epicor Software Corp.*	17,700	249,393
EPIQ Systems, Inc.*^	4,950	72,468
Factset Research Systems, Inc.^	8,200	479,208
Filenet Corp.*	15,200	391,552
Hyperion Solutions Corp.*	16,780	782,284
Informatica Corp.*^	37,400	303,688
InterVoice, Inc.*	11,600	154,860
JDA Software Group, Inc.*	9,650	131,433
KFX, Inc.*^	18,900	274,428
Kronos, Inc.*^	12,387	633,347
Lawson Software, Inc.*	23,000	158,010
Macrovision Corp.*	21,000	540,120
Magma Design Automation, Inc.*^	11,200	140,672
Manhattan Associates, Inc.*	11,600	277,008
Manugistics Group, Inc.*	34,900	100,163
MAPICS, Inc.*^	22,100	233,155
Mentor Graphics Corp.*^	29,200	446,468
Micromuse, Inc.*	31,300	173,715
Micros Systems, Inc.*	8,100	632,286
MicroStrategy, Inc., Class A*^	5,400	325,350
Midway Games, Inc.*^	24,900	261,450
MRO Software, Inc.*	6,500	84,630
MSC.Software Corp.*^	8,400	87,948
NetIQ Corp.*	26,480	323,321
NetScout Systems, Inc.*	12,700	88,646
Open Solutions, Inc.*^	5,100	132,396
PalmSource, Inc.*^	8,896	113,335
Parametric Technology Corp.*	108,100	636,709
Pegasystems, Inc.*^	11,600	98,948
Portal Software, Inc.*^	25,080	66,462
Progress Software Corp.*	11,500	268,525
QAD, Inc.	6,400	57,088
Quality Systems, Inc.*	1,900	113,620
Quest Software, Inc.*	20,100	320,595
Renaissance Learning, Inc.^	11,100	206,016
RSA Security, Inc.*	26,300	527,578
Salesforce.com, Inc.*^	6,700	113,498
ScanSoft, Inc.*^	48,834	204,614
Secure Computing Corp.*	11,525	115,020
Serena Software, Inc.*^	7,750	167,710
Sonic Solutions, Inc.*^	5,100	114,444
SPSS, Inc.*	4,700	73,508
SS&C Technologies, Inc.	4,500	92,925
Take-Two Interactive Software, Inc.*^	17,300	601,867
Talx Corp.	4,590	118,376
THQ, Inc.*^	19,350	443,889
TradeStation Group, Inc.*^	28,000	196,560
Transaction Systems Architechs, Inc., Class A*	16,700	331,495
Ulticom, Inc.*	8,500	136,255
Ultimate Software Group, Inc.*^	9,800	124,264
Verint Systems, Inc.*^	4,100	148,953
Verity, Inc.*	12,000	157,440
Wind River Systems, Inc.*	35,900	486,445
Witness Systems, Inc.*	9,700	169,362

		17,203,984

Total Information Technology		85,808,051

Materials (5.9%)
Chemicals (2.8%)
Airgas, Inc.	24,200	641,542
Albemarle Corp.	13,800	534,198
American Vanguard Corp.^	5,600	205,968
Arch Chemicals, Inc.	10,800	310,824
Calgon Carbon Corp.	14,200	128,936
Cambrex Corp.	10,500	284,550
Crompton Corp.	54,265	640,327
Cytec Industries, Inc.	15,700	807,294
Ferro Corp.	15,700	364,083
FMC Corp.*	14,700	710,010
Georgia Gulf Corp.	11,600	577,680
Great Lakes Chemical Corp.	20,400	581,196
H.B. Fuller Co.	13,700	390,587
Headwaters, Inc.*^	13,900	396,150
Hercules, Inc.*	44,300	657,855
Kronos Worlwide, Inc.^	3,912	159,414
Lyondell Chemical Co.	24,522	709,176
MacDermid, Inc.	11,000	397,100
Minerals Technologies, Inc.	8,300	553,610
Mosaic Co.*	46,600	760,512
NewMarket Corp.*	6,300	125,370
NL Industries, Inc.*^	6,750	149,175
Octel Corp.	4,800	99,888
Olin Corp.	26,632	586,437
OM Group, Inc.*	11,500	372,830
PolyOne Corp.*	39,800	360,588
Quaker Chemical Corp.	3,400	84,456
Schulman (A.), Inc.^	15,900	340,419
Sensient Technologies Corp.	18,700	448,613
Spartech Corp.	10,200	276,318
Symyx Technologies, Inc.*^	12,372	372,150
Terra Industries, Inc.*^	22,600	200,688
Valhi, Inc.	9,040	145,453
W.R. Grace & Co.*^	29,800	405,578
Wellman, Inc.	10,800	115,452
Westlake Chemical Corp.	5,000	167,000

		14,061,427

Construction Materials (0.3%)
Ameron International Corp.	2,600	98,540
Eagle Materials, Inc.^	7,500	647,625
Texas Industries, Inc.	9,900	617,562

		1,363,727

Containers & Packaging (0.8%)
Anchor Glass Container Corp.	13,900	93,408
AptarGroup, Inc.	14,800	781,144
Caraustar Industries, Inc.*	12,807	215,414
Chesapeake Corp.	7,400	200,984
Crown Holdings, Inc.*	66,700	916,458
Graphic Packaging Corp.*^	26,700	192,240
Greif, Inc., Class A^	4,400	246,400
Longview Fibre Co.	25,700	466,198
Myers Industries, Inc.	7,700	98,560
Rock-Tenn Co., Class A	16,000	242,560
Silgan Holdings, Inc.	6,300	384,048

		3,837,414

Metals & Mining (1.7%)
AK Steel Holding Corp.*^	45,000	651,150
Aleris International, Inc.*	11,200	189,504
Allegheny Technologies, Inc.	39,900	864,633

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
AMCOL International Corp.	6,500	$130,585
Brush Engineered Materials, Inc.*	6,300	116,550
Carpenter Technology Corp.	10,400	607,984
Century Aluminum Co.*	8,200	215,332
Cleveland-Cliffs, Inc.	4,300	446,598
Coeur d’Alene Mines Corp.*	88,200	346,626
Commercial Metals Co.	12,300	621,888
Compass Minerals International, Inc.	6,700	162,341
GrafTech International Ltd.*	36,400	344,344
Hecla Mining Co.*^	44,500	259,435
Metal Management, Inc.	7,200	193,464
Metals USA, Inc.*^	8,200	152,110
NN, Inc.	7,000	92,470
Oregon Steel Mills, Inc.*^	10,700	217,103
Quanex Corp.^	7,800	534,846
Royal Gold, Inc.^	5,400	98,496
RTI International Metals, Inc.*	6,700	137,618
Ryerson Tull, Inc.	9,500	149,625
Schnitzer Steel Industries, Inc.^	9,050	307,066
Steel Dynamics, Inc.^	17,000	643,960
Steel Technologies, Inc.	5,100	140,301
Stillwater Mining Co.*	16,129	181,613
Titanium Metals Corp.*^	6,500	156,910
USEC, Inc.^	41,400	401,166
Wheeling-Pittsburgh Corp.*^	4,000	154,160

		8,517,878

Paper & Forest Products (0.3%)
Buckeye Technologies, Inc.*	9,100	118,391
Deltic Timber Corp.^	3,300	140,085
Glatfelter	9,700	148,216
Pope & Talbot, Inc.	6,300	107,793
Potlatch Corp.	11,800	596,844
Schweitzer-Mauduit International, Inc.	8,600	291,970
Wausau-Mosinee Paper Corp.	21,500	383,990

		1,787,289

Total Materials		29,567,735

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.5%)
Broadwing, Corp.*^	16,178	147,381
Cincinnati Bell, Inc.*	89,100	369,765
Commonwealth Telephone Enterprises, Inc.*^	8,900	441,974
CT Communications, Inc.^	6,100	75,030
D&E Communications, Inc.	6,000	72,300
General Communication, Inc. Class A*	15,000	165,600
Golden Telecom, Inc.^	4,240	112,021
Infonet Services Corp., Class B*	39,000	78,780
ITC Deltacom, Inc.*	23,300	39,843
North Pittsburgh Systems, Inc.	5,100	126,123
Primus Telecom Group*^	25,300	80,454
PTEK Holdings, Inc.*	20,700	221,697
Shenandoah Telecommunications Co.	3,800	113,810
SureWest Communications^	4,900	138,915
Talk America Holdings, Inc.*^	8,900	58,918
Time Warner Telecom, Inc. Class A*^	45,100	196,636

		2,439,247

Wireless Telecommunication Services (0.4%)
@Road, Inc.*	9,700	67,027
AirGate PCS, Inc.*	5,150	183,340
Alamosa Holdings, Inc.*	25,600	319,232
Centennial Communications Corp.*	17,600	139,568
Dobson Communications Corp.*	48,600	83,592
EMS Technologies, Inc.*	4,000	66,480
Price Communications Corp.*^	18,417	342,372
SBA Communications Corp., Class A*	18,250	169,360
Triton PCS Holdings, Inc., Class A*	58,100	198,702
Ubiquitel, Inc.*^	27,900	198,648
USA Mobility, Inc.*	9,948	351,264
Wireless Facilities, Inc.*^	16,900	159,536

		2,279,121

Total Telecommunication Services		4,718,368

Utilities (3.2%)
Electric Utilities (1.1%)
Black Hills Corp.	13,000	398,840
Central Vermont Public Service Corp.	4,000	93,040
CH Energy Group, Inc.^	7,200	345,960
Cleco Corp.^	21,100	427,486
CMS Energy Corp.*	68,400	714,780
Duquesne Light Holdings, Inc.^	30,700	578,695
El Paso Electric Co.*	21,300	403,422
Empire District Electric Co.^	10,500	238,140
Idacorp, Inc.^	16,400	501,348
MGE Energy, Inc.^	9,700	349,491
Otter Tail Corp.	12,900	329,337
PNM Resources Inc.	25,350	641,101
UIL Holdings Corp.	6,600	338,580
Unisource Energy Corp.^	12,400	298,964

		5,659,184

Gas Utilities (1.3%)
Atmos Energy Corp.	32,600	891,610
Cascade Natural Gas Corp.^	7,520	159,424
EnergySouth, Inc.	5,000	140,200
Laclede Group, Inc.^	8,700	271,005
New Jersey Resources Corp.	11,950	517,913
Nicor, Inc.^	17,700	653,838
Northwest Natural Gas Co.^	12,400	418,376
Peoples Energy Corp.^	15,100	663,645
Piedmont Natural Gas Co.^	30,600	711,144
South Jersey Industries, Inc.	5,900	310,104
Southern Union Co.*^	24,614	590,244
Southwest Gas Corp.	15,100	383,540
WGL Holdings, Inc.^	19,600	604,464

		6,315,507

Multi-Utilities & Unregulated Power (0.6%)
Aquila, Inc.*	89,400	329,886
Avista Corp.	19,600	346,332
Calpine Corp.*^	185,700	731,658
Energen Corp.	16,900	996,255
Sierra Pacific Resources*^	47,644	500,262

		2,904,393

Water Utilities (0.2%)
American States Water Co.	5,150	133,900
California Water Service Group^	5,300	199,545
Connecticut Water Service, Inc.	2,900	76,821
Middlesex Water Co.	4,266	80,798
SJW Corp.	4,730	172,172
Southwest Water Co.^	11,340	152,523

		815,759

Total Utilities		15,694,843

Total Common Stocks (96.7%) (Cost $386,231,398)		482,238,627

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Government Security (0.3%)
U.S. Treasury Bills
1.86%, 1/13/05#	$1,640,000	$1,638,898

Short-Term Investments of Cash Collateral for Securities Loaned (22.8%)
Bank of Nova Scotia (New York)
2.41%, 5/30/06 (l)	4,996,469	4,996,469
Blue Heron Funding VII Ltd.
2.36%, 5/27/05 (l)	5,000,100	5,000,100
Concord Minutemen C.C. LLC, Series A
2.37%, 4/14/05 (l)	9,999,323	9,999,323
Fortis Bank
2.34%, 2/2/05	4,000,000	4,000,000
General Electric Capital Corp.
2.40%, 3/29/06 (l)	7,004,341	7,004,341
2.42%, 5/12/06 (l)	2,006,283	2,006,283
General Electric Co.
2.09%, 10/24/05 (l)	2,001,239	2,001,239
ING USA
2.41%, 2/18/05	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
2.13%, 10/19/06 (l)	5,000,000	5,000,000
Monumental Global Funding II
2.26%, 2/11/05 (l)	8,002,778	8,002,778
Morgan Stanley & Co.
2.49%, 1/2/06 (l)	3,000,000	3,000,000
New York Life Insurance Co.
2.39%, 3/31/05 (l)	2,300,000	2,300,000
Nomura Securities
2.36%, 1/3/05	20,159,973	20,159,973
2.38%, 1/3/05	20,000,000	20,000,000
Nordeutsche Landesbank N.Y.
2.43%, 3/30/06 (l)	9,991,454	9,991,454

Total Short-Term Investments of Cash Collateral for Securities Loaned		113,461,960

Time Deposit (2.8%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	14,025,747	14,025,747

Total Short-Term Debt Securities (25.9%) (Amortized Cost $129,126,605)		129,126,605

Total Investments (122.6%) (Cost/Amortized Cost $515,358,003)		611,365,232
Other Assets Less Liabilities (-22.6%)		(112,636,084)

Net Assets (100%)		$498,729,148

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

REIT — Real Estate Investment Trust

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Appreciation
Russell 2000 Index	42	March-05	$13,499,800	$13,732,950	$233,150

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$183,926,456
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	82,136,401

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$115,620,177
Aggregate gross unrealized depreciation	(20,479,856)

Net unrealized appreciation	$95,140,321

Federal income tax cost of investments	$516,224,911

At December 31, 2004, the Portfolio had loaned securities with a total value $110,590,554. This was secured by collateral of $ 113,461,960 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio utilized net capital loss carryforward of $727,037 during 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.8%)
Distributors (0.8%)
BlueLinx Holdings, Inc.*	2,000	$28,940

Hotels, Restaurants & Leisure (4.6%)
Choice Hotels International, Inc.	314	18,212
Gaylord Entertainment Co.*	1,000	41,530
Penn National Gaming, Inc.*	400	24,220
Rare Hospitality International, Inc.*	800	25,488
Station Casinos, Inc.	800	43,744
WMS Industries, Inc.*	561	18,816

		172,010

Internet & Catalog Retail (0.7%)
Priceline.com, Inc.*	1,100	25,949

Leisure Equipment & Products (3.5%)
Marvel Enterprises, Inc.*	6,234	127,672

Media (0.9%)
Lions Gate Entertainment Corp.*	3,100	32,922

Specialty Retail (2.3%)
Children’s Place, Inc.*	900	33,327
Rush Enterprises, Inc., Class A*	1,334	21,651
West Marine, Inc.*	1,251	30,962

		85,940

Total Consumer Discretionary		473,433

Consumer Staples (1.6%)
Household Products (0.8%)
Rayovac Corp.*	900	27,504

Personal Products (0.8%)
USANA Health Sciences, Inc.*	900	30,780

Total Consumer Staples		58,284

Energy (0.6%)
Oil & Gas (0.6%)
Patina Oil & Gas Corp.	600	22,500

Total Energy		22,500

Financials (6.9%)
Commercial Banks (1.2%)
First Republic Bank	300	15,900
WestCorp.	600	27,558

		43,458

Diversified Financial Services (0.6%)
Primus Guaranty Ltd.*	1,491	24,438

Real Estate (3.2%)
CB Richard Ellis Services, Inc., Class A*	3,524	118,230

Thrifts & Mortgage Finance (1.9%)
Commercial Capital Bancorp, Inc.	1,100	25,498
E-LOAN, Inc.*	7,200	24,336
Fidelity Bankshares, Inc.	500	21,380

		71,214

Total Financials		257,340

Health Care (21.1%)
Biotechnology (4.3%)
Encysive Pharmaceuticals, Inc.*	82	814
Eyetech Pharmaceuticals, Inc.*	900	40,950
Martek Biosciences Corp.*	500	25,600
Neurocrine Biosciences, Inc.*	1,100	54,230
Rigel Pharmaceuticals, Inc.*	600	14,652
Tanox, Inc.*	1,500	22,800

		159,046

Health Care Equipment & Supplies (5.9%)
Advanced Medical Optics, Inc.*	1,800	74,052
DJ Orthopedics, Inc.*	2,200	47,124
Nektar Therapeutics*	1,300	26,312
PerkinElmer, Inc.	3,200	71,968

		219,456

Health Care Providers & Services (6.4%)
Andrx Corp.*	2,100	45,843
Covance, Inc.*	900	34,875
Kindred Healthcare, Inc.*	2,000	59,900
Matria Healthcare, Inc.*	748	29,225
PSS World Medical, Inc.*	1,878	23,503
VCA Antech, Inc.*	1,200	23,520
WellCare Health Plans, Inc.*	700	22,750

		239,616

Pharmaceuticals (4.5%)
Bone Care International, Inc.*	589	16,404
First Horizon Pharmaceutical Corp.*	1,100	25,179
Inspire Pharmaceuticals, Inc.*	2,333	39,124
Medicines Co.*	2,200	63,360
NitroMed, Inc.*	800	21,320

		165,387

Total Health Care		783,505

Industrials (23.1%)
Aerospace & Defense (3.2%)
Engineered Support Systems Inc.	653	38,671
Hexcel Corp.*	2,616	37,932
Mercury Computer Systems, Inc.*	600	17,808
SI International, Inc.*	788	24,239

		118,650

Air Freight & Logistics (0.6%)
Hub Group, Inc., Class A*	400	20,888

Building Products (0.5%)
Trex Co., Inc.*	369	19,350

Commercial Services & Supplies (9.9%)
Corporate Executive Board Co.	500	33,470
First Advantage Corp.*	397	8,099
Gevity HR, Inc.	2,695	55,409
Intersections, Inc.*	3,076	53,061
Jackson Hewitt Tax Service, Inc.	509	12,852
Labor Ready, Inc.*	1,900	32,148
Laureate Education, Inc.*	1,200	52,908
Navigant Consulting Co.*	3,474	92,409
Resources Connection, Inc.*	500	27,155

		367,511

Construction & Engineering (1.3%)
Dycom Industries, Inc.*	1,006	30,703
Quanta Services, Inc.*	2,200	17,600

		48,303

Machinery (3.7%)
Actuant Corp., Class A*	943	49,178
Gardner Denver, Inc.*	1,700	61,693
Oshkosh Truck Corp.	400	27,352

		138,223

Road & Rail (2.0%)
Genesee & Wyoming, Inc., Class A*	1,148	32,293
Sirva, Inc.*	2,119	40,727

		73,020

Trading Companies & Distributors (1.9%)
Hughes Supply, Inc.	2,200	71,170

Total Industrials		857,115

Information Technology (25.0%)
Communications Equipment (1.2%)
Alvarion Ltd.*	1,314	17,450

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Comtech Telecommunications Corp.*	374	$14,066
NMS Communications Corp.*	2,077	13,106

		44,622

Computers & Peripherals (2.0%)
Cambridge Display Technology, Inc.*	490	5,576
Hypercom Corp.*	8,078	47,822
Transact Technologies, Inc.*	1,000	21,360

		74,758

Electronic Equipment & Instruments (1.4%)
Identix Corp.*	2,300	16,974
Photon Dynamics, Inc.*	800	19,424
Universal Display Corp.*	1,827	16,443

		52,841

Internet Software & Services (8.1%)
Autobytel.com, Inc.*	4,700	28,388
CNET Networks, Inc.*	5,999	67,369
FindWhat.com*	3,600	63,828
InfoSpace, Inc.*	1,000	47,550
iVillage, Inc.*	11,656	72,034
j2 Global Communications, Inc.*	600	20,700

		299,869

IT Services (3.9%)
Alliance Data Systems Corp.*	1,300	61,724
iPayment, Inc.*	400	19,808
Sapient Corp.*	3,600	28,476
TNS, Inc.*	1,600	34,960

		144,968

Semiconductors & Semiconductor Equipment (1.2%)
OmniVision Technologies, Inc.*	1,100	20,185
Pixelworks, Inc.*	2,168	24,585

		44,770

Software (7.2%)
Concur Technologies, Inc.*	1,400	12,474
Open Solutions, Inc.*	3,549	92,132
Quest Software, Inc.*	3,979	63,465
TIBCO Software, Inc.*	5,213	69,541
Transaction Systems Architechs, Inc., Class A*	1,500	29,775

		267,387

Total Information Technology		929,215

Materials (1.2%)
Chemicals (1.2%)
Airgas, Inc.	1,000	26,510
Olin Corp.	800	17,616

Total Materials		44,126

Telecommunication Services (4.3%)
Wireless Telecommunication Services (4.3%)
Alamosa Holdings, Inc.*	2,300	28,681
NII Holdings, Inc.*	1,500	71,175
Ubiquitel, Inc.*	8,643	61,538

Total Telecommunication Services		161,394

Total Common Stocks (96.6%) (Cost $3,200,335)		3,586,912

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (4.5%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $166,774)	$166,774	166,774

Total Investments (101.1%) (Cost/Amortized Cost $3,367,109)		3,753,686
Other Assets Less Liabilities (-1.1%)		(41,305)

Net Assets (100%)		$3,712,381

*	Non-income producing.

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$4,637,576
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,499,694

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$434,889
Aggregate gross unrealized depreciation	(50,794)

Net unrealized appreciation	$384,095

Federal income tax cost of investments	$3,369,591

For the period ended December 31, 2004, the Portfolio incurred approximately $5 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Securities on loan at market value $786,741,006):
Affiliated issuers (Cost $529,998,122)	$507,382,419
Unaffiliated issuers (Cost $8,840,181,346)	10,507,112,946
Receivable for securities sold	16,947,627
Dividends, interest and other receivables	12,543,855
Receivable from Separate Accounts for Trust shares sold	1,475,269
Other assets	482

Total assets	11,045,462,598

LIABILITIES
Collateral held for loaned securities	802,641,219
Payable for securities purchased	58,516,388
Payable to Separate Accounts for Trust shares redeemed	9,772,270
Investment management fees payable	4,021,837
Distribution fees payable - Class IB	483,374
Trustees’ fees payable	467,746
Administrative fees payable	339,260
Accrued expenses	918,938

Total liabilities	877,161,032

NET ASSETS	$10,168,301,566

Net assets were comprised of:
Paid in capital	$11,421,989,379
Accumulated undistributed net investment income	171,636
Accumulated net realized loss	(2,898,175,346)
Unrealized appreciation on investments	1,644,315,897

Net assets	$10,168,301,566

Class IA
Net asset value, offering and redemption price per share, $7,847,618,304 / 448,783,502 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.49

Class IB
Net asset value, offering and redemption price per share, $ 2,320,683,262 / 133,473,766 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.39

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $167,510 foreign withholding tax)	$156,656,552
Interest	512,714
Securities lending (net)	1,866,962

Total income	159,036,228

EXPENSES
Investment management fees	45,282,929
Distribution fees - Class IB	5,155,595
Administrative fees	2,651,022
Printing and mailing expenses	1,137,831
Trustees’ fees	186,712
Professional fees	168,035
Custodian fees	44,179
Miscellaneous	188,989

Gross expenses	54,815,292
Less: Fees paid indirectly	(8,089,290)

Net expenses	46,726,002

NET INVESTMENT INCOME	112,310,226

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	754,285,794
Net change in unrealized appreciation on securities	428,249,672

NET REALIZED AND UNREALIZED GAIN	1,182,535,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,294,845,692

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$112,310,226	$67,185,245
Net realized gain on investments	754,285,794	933,790,013
Net change in unrealized appreciation on investments	428,249,672	2,117,241,014

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,294,845,692	3,118,216,272

DIVIDENDS:
Dividends from net investment income
Class IA	(91,213,210)	(110,895,374)
Class IB	(21,062,451)	(18,283,194)

TOTAL DIVIDENDS	(112,275,661)	(129,178,568)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 9,987,175 and 15,946,107 shares, respectively ]	161,782,506	205,123,046
Capital shares issued in reinvestment of dividends [ 5,303,629 and 7,910,470 shares, respectively ]	91,213,210	110,895,374
Capital shares repurchased [ (49,615,021) and (54,092,197) shares, respectively ]	(801,492,016)	(658,031,668)

Total Class IA transactions	(548,496,300)	(342,013,248)

Class IB
Capital shares sold [ 26,634,303 and 25,531,716 shares, respectively ]	427,512,637	335,524,292
Capital shares issued in reinvestment of dividends [ 1,231,677 and 1,308,474 shares, respectively ]	21,062,451	18,283,194
Capital shares repurchased [ (16,905,457) and (12,463,946) shares, respectively ]	(270,654,160)	(151,871,010)

Total Class IB transactions	177,920,928	201,936,476

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(370,575,372)	(140,076,772)

TOTAL INCREASE IN NET ASSETS	811,994,659	2,848,960,932
NET ASSETS:
Beginning of year	9,356,306,907	6,507,345,975

End of year (a)	$10,168,301,566	$9,356,306,907

(a) Includes accumulated undistributed net investment income of	$171,636	$137,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $2,472,359,766) (Securities on loan at market value $76,414,425)	$2,963,166,277
Receivable for securities sold	8,042,210
Dividends, interest and other receivables	3,862,662
Receivable from Separate Accounts for Trust shares sold	1,047,343
Other assets	281

Total assets	2,976,118,773

LIABILITIES
Collateral held for loaned securities	78,322,052
Payable for securities purchased	10,524,564
Payable to Separate Accounts for Trust shares redeemed	2,008,538
Investment management fees payable	1,346,260
Distribution fees payable - Class IB	292,660
Administrative fees payable	104,587
Trustees’ fees payable	69,805
Accrued expenses	207,530

Total liabilities	92,875,996

NET ASSETS	$2,883,242,777

Net assets were comprised of:
Paid in capital	$2,568,633,452
Accumulated overdistributed net investment income	(26,177)
Accumulated net realized loss	(176,171,009)
Unrealized appreciation on investments	490,806,511

Net assets	$2,883,242,777

Class IA
Net asset value, offering and redemption price per share, $1,473,863,504 / 80,004,332 shares out-standing (unlimited amount authorized: $0.01 par value)	$18.42

Class IB
Net asset value, offering and redemption price per share, $1,409,379,273 / 76,948,064 shares out-standing (unlimited amount authorized: $0.01 par value)	$18.32

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $14,222 foreign withholding tax)	$57,975,850
Interest	806,572
Securities lending (net)	103,133

Total income	58,885,555

EXPENSES
Investment management fees	14,820,029
Distribution fees - Class IB	3,100,536
Administrative fees	758,375
Printing and mailing expenses	317,381
Professional fees	80,977
Trustees’ fees	45,970
Custodian fees	33,830
Miscellaneous	83,303

Gross expenses	19,240,401
Less: Fees paid indirectly	(1,685,640)

Net expenses	17,554,761

NET INVESTMENT INCOME	41,330,794

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	104,373,711
Options written	139,817

Net realized gain	104,513,528

Net change in unrealized appreciation on securities	173,008,307

NET REALIZED AND UNREALIZED GAIN	277,521,835

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$318,852,629

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$41,330,794	$28,189,633
Net realized gain (loss) on investments	104,513,528	(79,181,494)
Net change in unrealized appreciation on investments	173,008,307	614,112,346

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	318,852,629	563,120,485

DIVIDENDS:
Dividends from net investment income
Class IA	(23,690,527)	(16,394,740)
Class IB	(18,990,305)	(10,539,308)

TOTAL DIVIDENDS	(42,680,832)	(26,934,048)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,697,361 and 5,837,308 shares, respectively ]	80,773,151	83,973,272
Capital shares issued in reinvestment of dividends [ 1,307,360 and 1,009,674 shares, respectively ]	23,690,527	16,394,740
Capital shares repurchased [ (9,159,989) and (11,243,898) shares, respectively ]	(157,123,509)	(157,521,588)

Total Class IA transactions	(52,659,831)	(57,153,576)

Class IB
Capital shares sold [ 15,849,287 and 22,822,861 shares, respectively ]	270,357,230	327,971,121
Capital shares issued in reinvestment of dividends [ 1,054,244 and 652,823 shares, respectively ]	18,990,305	10,539,308
Capital shares repurchased [ (8,026,095) and (6,508,148) shares, respectively ]	(136,616,746)	(91,106,131)

Total Class IB transactions	152,730,789	247,404,298

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	100,070,958	190,250,722

TOTAL INCREASE IN NET ASSETS	376,242,755	726,437,159
NET ASSETS:
Beginning of year	2,507,000,022	1,780,562,863

End of year (a)	$2,883,242,777	$2,507,000,022

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(26,177)	$1,292,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $941,856,112) (Securities on loan at market value $443,255,809)	$938,672,737
Repurchase agreements (Cost $147,000,000)	147,000,000
Dividends, interest and other receivables	6,513,467
Receivable from Separate Accounts for Trust shares sold	577,536

Total assets	1,092,763,740

LIABILITIES
Payable for forward commitments	139,228,961
Collateral held for loaned securities	51,179,747
Payable for securities purchased	9,122,564
Payable to Separate Accounts for Trust shares redeemed	703,619
Investment management fees payable	375,717
Distribution fees payable - Class IB	126,591
Administrative fees payable	37,760
Trustees’ fees payable	18,988
Accrued expenses	73,725

Total liabilities	200,867,672

NET ASSETS	$891,896,068

Net assets were comprised of:
Paid in capital	$903,702,748
Accumulated overdistributed net investment income	(19,619)
Accumulated undistributed net realized loss	(8,603,686)
Unrealized depreciation on investments	(3,183,375)

Net assets	$891,896,068

Class IA
Net asset value, offering and redemption price per share, $296,399,160 / 29,636,727 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.00

Class IB
Net asset value, offering and redemption price per share, $595,496,908 / 59,912,363 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$31,948,899
Dividends	11,481
Securities lending (net)	528,767

Total income	32,489,147

EXPENSES
Investment management fees	4,588,905
Distribution fees - Class IB	1,528,102
Administrative fees	284,603
Printing and mailing expenses	108,589
Custodian fees	82,388
Professional fees	60,485
Trustees’ fees	15,709
Miscellaneous	20,086

Total expenses	6,688,867

NET INVESTMENT INCOME	25,800,280

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(7,123,207)
Net change in unrealized appreciation on securities	222,684

NET REALIZED AND UNREALIZED LOSS	(6,900,523)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,899,757

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$25,800,280	$24,180,506
Net realized gain (loss) on investments	(7,123,207)	12,722,427
Net change in unrealized appreciation (depreciation) on investments	222,684	(15,278,267)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,899,757	21,624,666

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(9,421,539)	(10,748,035)
Class IB	(17,489,532)	(18,178,284)

	(26,911,071)	(28,926,319)

Distributions from net realized capital gains
Class IA	(263,992)	(3,660,194)
Class IB	(515,599)	(6,532,810)

	(779,591)	(10,193,004)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(27,690,662)	(39,119,323)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,956,628 and 9,412,676 shares, respectively ]	50,674,723	97,611,584
Capital shares issued in reinvestment of dividends and distributions [ 968,697 and 1,417,866 shares, respectively ]	9,685,531	14,408,229
Capital shares repurchased [ (10,372,837) and (14,769,412) shares, respectively ]	(105,812,741)	(153,777,595)

Total Class IA transactions	(45,452,487)	(41,757,782)

Class IB
Capital shares sold [ 11,891,199 and 31,023,728 shares, respectively ]	120,548,975	320,051,351
Capital shares issued in reinvestment of dividends and distributions [ 1,811,836 and 2,447,437 shares, respectively ]	18,005,131	24,711,094
Capital shares repurchased [ (16,560,464) and (23,985,482) shares, respectively ]	(167,539,663)	(247,645,176)

Total Class IB transactions	(28,985,557)	97,117,269

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(74,438,044)	55,359,487

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,228,949)	37,864,830
NET ASSETS:
Beginning of year	975,125,017	937,260,187

End of year (a)	$891,896,068	$975,125,017

(a) Includes accumulated overdistributed net investment income of	$(19,619)	$(16,451)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $1,695,382,936) (Securities on loan at market value $269,499,536)	$2,148,029,780
Foreign cash (Cost $14,608,929)	14,748,130
Restricted cash held for futures	922,829
Receivable for securities sold	3,299,120
Dividends, interest and other receivables	2,080,365
Receivable from Separate Accounts for Trust shares sold	1,850,746
Other assets	2,311

Total assets	2,170,933,281

LIABILITIES
Overdraft payable	430
Collateral held for loaned securities	282,964,628
Payable for securities purchased	4,137,068
Payable to Separate Accounts for Trust shares redeemed	1,958,849
Investment management fees payable	1,100,064
Distribution fees payable - Class IB	136,195
Trustees’ fees payable	68,406
Administrative fees payable	65,136
Accrued expenses	366,074

Total liabilities	290,796,850

NET ASSETS	$1,880,136,431

Net assets were comprised of:
Paid in capital	$1,838,047,819
Accumulated overdistributed net investment income	(11,629,085)
Accumulated undistributed net realized loss	(399,437,839)
Unrealized appreciation on investments	453,155,536

Net assets	$1,880,136,431

Class IA
Net asset value, offering and redemption price per share, $1,212,206,813 / 108,517,095 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.17

Class IB
Net asset value, offering and redemption price per share, $667,929,618 / 60,586,618 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.02

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $4,040,091 foreign withholding tax)	$33,917,895
Interest	134,460
Securities lending (net)	981,405

Total income	35,033,760

EXPENSES
Investment management fees	11,986,586
Distribution fees - Class IB	1,368,895
Custodian fees	1,194,478
Administrative fees	478,872
Printing and mailing expenses	197,864
Professional fees	87,988
Trustees’ fees	31,047
Miscellaneous	25,015

Gross expenses	15,370,745
Less: Waiver of investment management fees	(49,856)
Fees paid indirectly	(284,203)

Net expenses	15,036,686

NET INVESTMENT INCOME	19,997,074

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	142,053,337
Futures	1,085,316
Foreign currency transactions	2,108,263

Net realized gain	145,246,916

Change in unrealized appreciation (depreciation) on:
Securities	125,777,796
Futures	(170,746)
Foreign currency translations	(4,115,312)

Net change in unrealized appreciation	121,491,738

NET REALIZED AND UNREALIZED GAIN	266,738,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$286,735,728

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,997,074	$15,232,545
Net realized gain (loss) on investments and foreign currency transactions	145,246,916	(31,627,482)
Net change in unrealized appreciation on investments and foreign currency translations	121,491,738	420,953,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	286,735,728	404,558,861

DIVIDENDS:
Dividends from net investment income
Class IA	(23,580,463)	(18,555,934)
Class IB	(11,187,709)	(6,704,896)

TOTAL DIVIDENDS	(34,768,172)	(25,260,830)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 5,274,172 and 15,552,275 shares, respectively ]	55,688,371	117,767,877
Capital shares issued in connection with the substitution [ 0 and 408,865 shares, respectively ]	—	3,057,994
Capital shares issued in reinvestment of dividends [ 2,207,312 and 2,037,090 shares, respectively ]	23,580,463	18,555,934
Capital shares repurchased [ (12,361,113) and (25,771,990) shares, respectively ]	(122,931,719)	(197,114,036)

Total Class IA transactions	(43,662,885)	(57,732,231)

Class IB
Capital shares sold [ 18,441,068 and 48,060,432 shares, respectively ]	182,349,395	368,048,838
Capital shares issued in connection with the substitution [ 0 and 12,213,646 shares, respectively ]	—	90,046,488
Capital shares issued in reinvestment of dividends [ 1,061,741 and 744,707 shares, respectively ]	11,187,709	6,704,896
Capital shares repurchased [ (10,357,140) and (38,379,939) shares, respectively ]	(101,594,493)	(288,880,407)

Total Class IB transactions	91,942,611	175,919,815

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	48,279,726	118,187,584

TOTAL INCREASE IN NET ASSETS	300,247,282	497,485,615
NET ASSETS:
Beginning of year	1,579,889,149	1,082,403,534

End of year (a)	$1,880,136,431	$1,579,889,149

(a) Includes accumulated overdistributed net investment income of	$(11,629,085)	$(3,057,446)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004

ASSETS
Investments at value (Cost $1,020,883,972) (Securities on loan at market value $72,696,857)	$1,205,093,426
Receivable for securities sold	3,226,448
Dividends, interest and other receivables	431,594
Receivable from Separate Accounts for Trust shares sold	263,975
Other assets	577

Total assets	1,209,016,020

LIABILITIES
Collateral held for loaned securities	74,310,588
Investment management fees payable	744,921
Payable to Separate Accounts for Trust shares redeemed	463,701
Distribution fees payable - Class IB	153,247
Administrative fees payable	43,313
Trustees’ fees payable	18,558
Accrued expenses	102,544

Total liabilities	75,836,872

NET ASSETS	$1,133,179,148

Net assets were comprised of:
Paid in capital	$1,665,106,077
Accumulated overdistributed net investment income	(15,844)
Accumulated net realized loss	(716,120,539)
Unrealized appreciation on investments	184,209,454

Net assets	$1,133,179,148

Class IA
Net asset value, offering and redemption price per share, $405,918,615 / 59,605,821 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.81

Class IB
Net asset value, offering and redemption price per share, $727,260,533 / 108,203,418 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$6.72

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $11,034 foreign withholding tax)	$7,488,940
Interest	80,272
Securities lending (net)	47,604

Total income	7,616,816

EXPENSES
Investment management fees	9,783,293
Distribution fees - Class IB	1,763,156
Administrative fees	332,718
Printing and mailing expenses	130,285
Custodian fees	32,866
Professional fees	28,549
Trustees’ fees	18,063
Miscellaneous	23,056

Gross expenses	12,111,986
Less: Waiver of investment management fees	(1,062,486)
Fees paid indirectly	(637,972)

Net expenses	10,411,528

NET INVESTMENT LOSS	(2,794,712)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	39,453,331
Net change in unrealized appreciation on securities	53,378,942

NET REALIZED AND UNREALIZED GAIN	92,832,273

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,037,561

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,794,712)	$(2,351,013)
Net realized gain (loss) on investments	39,453,331	(70,281,977)
Net change in unrealized appreciation on investments	53,378,942	240,177,357

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	90,037,561	167,544,367

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,057,353 and 53,667,617 shares, respectively ]	44,520,888	308,961,294
Capital shares repurchased [ (4,125,789) and (1,202,424) shares, respectively ]	(27,629,655)	(6,794,776)

Total Class IA transactions	16,891,233	302,166,518

Class IB
Capital shares sold [ 9,816,390 and 18,966,712 shares, respectively ]	61,483,712	104,302,087
Capital shares repurchased [ (18,630,295) and (17,362,674) shares, respectively ]	(116,087,920)	(95,494,311)

Total Class IB transactions	(54,604,208)	8,807,776

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(37,712,975)	310,974,294

TOTAL INCREASE IN NET ASSETS	52,324,586	478,518,661
NET ASSETS:
Beginning of year	1,080,854,562	602,335,901

End of year (a)	$1,133,179,148	$1,080,854,562

(a) Includes accumulated overdistributed net investment income of	$(15,844)	$(11,192)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004

ASSETS
Investments at value (Cost $2,944,184,704) (Securities on loan at market value $764,789,552)	$2,959,496,897
Foreign cash (Cost $483)	514
Receivable for forward commitments	50,246,887
Dividends, interest and other receivables	12,413,478
Receivable from Separate Accounts for Trust shares sold	1,430,543
Other assets	3,409

Total assets	3,023,591,728

LIABILITIES
Payable for forward commitments	808,036,865
Collateral held for loaned securities	161,707,144
Investment management fees payable	864,923
Payable to Separate Accounts for Trust shares redeemed	835,043
Payable for securities purchased	530,691
Distribution fees payable - Class IB	88,871
Administrative fees payable	53,998
Trustees’ fees payable	28,643
Accrued expenses	183,633

Total liabilities	972,329,811

NET ASSETS	$2,051,261,917

Net assets were comprised of:
Paid in capital	$2,031,146,471
Accumulated overdistributed net investment income	(29,551)
Accumulated undistributed net realized gain.	4,832,773
Unrealized appreciation on investments	15,312,224

Net assets	$2,051,261,917

Class IA
Net asset value, offering and redemption price per share, $1,627,105,943 / 159,457,159 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.20

Class IB
Net asset value, offering and redemption price per share, $424,155,974 / 41,801,469 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.15

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$59,155,507
Securities lending (net)	583,251
Dividends	12,861

Total income	59,751,619

EXPENSES
Investment management fees	9,678,105
Distribution fees - Class IB	992,004
Administrative fees	542,420
Printing and mailing expenses	231,927
Custodian fees	152,756
Professional fees	64,322
Trustees’ fees	32,182
Miscellaneous	28,403

Total expenses	11,722,119

NET INVESTMENT INCOME	48,029,500

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	38,236,039
Foreign currency transactions	(123,246)

Net realized gain	38,112,793

Change in unrealized depreciation on:
Securities	(11,386,061)
Foreign currency translations	(7)

Net change in unrealized depreciation	(11,386,068)

NET REALIZED AND UNREALIZED GAIN	26,726,725

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,756,225

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$48,029,500	$24,105,971
Net realized gain on investments and foreign currency transactions	38,112,793	22,593,350
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(11,386,068)	15,324,862

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	74,756,225	62,024,183

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(40,491,288)	(20,997,754)
Class IB	(9,472,959)	(4,656,655)

	(49,964,247)	(25,654,409)

Distributions from net realized capital gains
Class IA	(28,350,564)	(15,222,325)
Class IB	(7,447,331)	(5,059,722)

	(35,797,895)	(20,282,047)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(85,762,142)	(45,936,456)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 22,552,076 and 117,728,919 shares, respectively ]	234,561,637	1,193,797,196
Capital shares issued in reinvestment of dividends and distributions [ 6,760,157 and 3,519,244 shares, respectively ]	68,841,852	36,220,079
Capital shares repurchased [ (12,247,255) and (12,402,420) shares, respectively ]	(127,223,699)	(128,103,310)

Total Class IA transactions	176,179,790	1,101,913,965

Class IB
Capital shares sold [ 11,629,538 and 22,041,204 shares, respectively ]	120,190,338	226,380,988
Capital shares issued in reinvestment of dividends and distributions [ 1,670,926 and 945,343 shares, respectively ]	16,920,290	9,716,377
Capital shares repurchased [ (7,537,531) and (5,688,682) shares, respectively ]	(77,578,116)	(58,432,472)

Total Class IB transactions	59,532,512	177,664,893

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	235,712,302	1,279,578,858

TOTAL INCREASE IN NET ASSETS	224,706,385	1,295,666,585
NET ASSETS:
Beginning of year	1,826,555,532	530,888,947

End of year (a)	$2,051,261,917	$1,826,555,532

(a) Includes accumulated overdistributed net investment income of	$(29,551)	$(23,034)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004

ASSETS
Investments at value (Cost $886,068,584)	$1,134,711,289
Receivable for securities sold	1,647,489
Receivable from Separate Accounts for Trust shares sold	1,024,470
Dividends, interest and other receivables	61,247
Other assets	310

Total assets	1,137,444,805

LIABILITIES
Payable for securities purchased	2,601,490
Payable to Separate Accounts for Trust shares redeemed	1,049,997
Investment management fees payable	703,119
Distribution fees payable - Class IB	133,195
Administrative fees payable	43,184
Trustees’ fees payable	26,785
Accrued expenses	96,348

Total liabilities	4,654,118

NET ASSETS	$1,132,790,687

Net assets were comprised of:
Paid in capital	$1,060,906,911
Accumulated overdistributed net investment income	(26,366)
Accumulated net realized loss	(176,732,563)
Unrealized appreciation on investments	248,642,705

Net assets	$1,132,790,687

Class IA
Net asset value, offering and redemption price per share, $493,124,290 / 33,856,732 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.57

Class IB
Net asset value, offering and redemption price per share, $639,666,397 / 44,760,214 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.29

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$2,453,976
Interest	170,025

Total income	2,624,001

EXPENSES
Investment management fees	7,675,861
Distribution fees - Class IB	1,427,736
Administrative fees	316,780
Printing and mailing expenses	123,509
Professional fees	61,767
Custodian fees	36,032
Trustees’ fees	18,025
Miscellaneous	22,444

Gross expenses	9,682,154
Less: Fees paid indirectly	(736,496)

Net expenses	8,945,658

NET INVESTMENT LOSS	(6,321,657)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	80,172,269
Net change in unrealized appreciation on securities	65,524,357

NET REALIZED AND UNREALIZED GAIN	145,696,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,374,969

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(6,321,657)	$(2,705,906)
Net realized gain on investments	80,172,269	67,028,205
Net change in unrealized appreciation on investments	65,524,357	213,044,857

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	139,374,969	277,367,156

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,946,799 and 6,979,477 shares, respectively ]	52,077,870	74,736,135
Capital shares repurchased [ (5,505,062) and (6,775,126) shares, respectively ]	(72,016,164)	(71,656,727)

Total Class IA transactions	(19,938,294)	3,079,408

Class IB
Capital shares sold [ 8,938,911 and 42,991,648 shares, respectively ]	115,057,259	421,813,839
Capital shares repurchased [ (8,223,396) and (33,611,642) shares, respectively ]	(105,327,081)	(324,721,773)

Total Class IB transactions	9,730,178	97,092,066

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(10,208,116)	100,171,474

TOTAL INCREASE IN NET ASSETS	129,166,853	377,538,630
NET ASSETS:
Beginning of year	1,003,623,834	626,085,204

End of year (a)	$1,132,790,687	$1,003,623,834

(a) Includes accumulated overdistributed net investment income of	$(26,366)	$(23,924)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004

ASSETS
Investments at value (Cost $1,831,699,303) (Securities on loan at market value $99,007,912)	$2,187,730,373
Receivable for securities sold	5,613,526
Dividends, interest and other receivables	3,874,879
Receivable from Separate Accounts for Trust shares sold	1,561,419
Other assets	1,648

Total assets	2,198,781,845

LIABILITIES
Collateral held for loaned securities	100,762,816
Payable for securities purchased	40,196,146
Investment management fees payable	1,064,745
Payable to Separate Accounts for Trust shares redeemed	701,284
Distribution fees payable - Class IB	415,974
Recoupment fees payable	110,555
Administrative fees payable	59,943
Trustees’ fees payable	31,384
Accrued expenses	146,256

Total liabilities	143,489,103

NET ASSETS	$2,055,292,742

Net assets were comprised of:
Paid in capital	$1,683,685,141
Accumulated undistributed net investment income	775,317
Accumulated undistributed net realized gain	14,801,214
Unrealized appreciation on investments	356,031,070

Net assets	$2,055,292,742

Class IA
Net asset value, offering and redemption price per share, $49,291,948 / 3,469,926 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.21

Class IB
Net asset value, offering and redemption price per share, $2,006,000,794 / 141,303,102 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.20

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $52,338 foreign withholding tax)	$42,147,839
Interest	397,100
Securities lending (net)	121,533

Total income	42,666,472

EXPENSES
Investment management fees	11,009,420
Distribution fees - Class IB	4,280,282
Administrative fees	498,643
Recoupment fees	373,278
Printing and mailing expenses	216,321
Professional fees	55,578
Custodian fees	28,877
Trustees’ fees	28,424
Miscellaneous	24,087

Gross expenses	16,514,910
Fees paid indirectly	(38,527)

Net expenses	16,476,383

NET INVESTMENT INCOME	26,190,089

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	60,593,842
Net change in unrealized appreciation on securities	146,421,344

NET REALIZED AND UNREALIZED GAIN	207,015,186

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$233,205,275

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$26,190,089	$17,628,214
Net realized gain (loss) on investments	60,593,842	(10,473,902)
Net change in unrealized appreciation on investments	146,421,344	299,564,443

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	233,205,275	306,718,755

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(725,166)	(434,744)
Class IB	(24,772,599)	(17,151,004)

	(25,497,765)	(17,585,748)

Distributions from net realized capital gains
Class IA	(310,233)	—
Class IB	(12,748,639)	—

	(13,058,872)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(38,556,637)	(17,585,748)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,683,840 and 1,242,628 shares, respectively ]	22,347,337	13,900,854
Capital shares issued in reinvestment of dividends and distributions [ 74,170 and 34,849 shares, respectively ]	1,035,399	434,744
Capital shares repurchased [ (816,015) and (864,955) shares, respectively ]	(10,785,534)	(9,618,308)

Total Class IA transactions	12,597,202	4,717,290

Class IB
Capital shares sold [ 29,857,469 and 44,018,125 shares, respectively ]	395,261,289	483,543,708
Capital shares issued in reinvestment of dividends and distributions [ 2,689,380 and 1,375,687 shares, respectively ]	37,521,238	17,151,004
Capital shares repurchased [ (9,461,159) and (6,977,356) shares, respectively ]	(125,266,242)	(75,440,440)

Total Class IB transactions	307,516,285	425,254,272

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	320,113,487	429,971,562

TOTAL INCREASE IN NET ASSETS	514,762,125	719,104,569
NET ASSETS:
Beginning of year	1,540,530,617	821,426,048

End of year (a)	$2,055,292,742	$1,540,530,617

(a) Includes accumulated undistributed net investment income of	$775,317	$82,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004

ASSETS
Investments at value (Cost $42,777,447)	$48,859,855
Cash	870
Receivable from Separate Accounts for Trust shares sold	79,136
Dividends, interest and other receivables	12,301
Other assets	62

Total assets	48,952,224

LIABILITIES
Payable for securities purchased	1,507,653
Payable to Separate Accounts for Trust shares redeemed	58,509
Investment management fees payable	25,509
Distribution fees payable - Class IB	9,819
Administrative fees payable	7,275
Trustees’ fees payable	369
Accrued expenses	31,655

Total liabilities	1,640,789

NET ASSETS	$47,311,435

Net assets were comprised of:
Paid in capital	$43,484,129
Accumulated overdistributed net investment income	(288)
Accumulated net realized loss	(2,254,814)
Unrealized appreciation on investments	6,082,408

Net assets	$47,311,435

Class IA
Net asset value, offering and redemption price per share, $67,724 / 8,642 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.84

Class IB
Net asset value, offering and redemption price per share, $47,243,711 / 6,062,190 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.79

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$306,225
Interest	10,368

Total income	316,593

EXPENSES
Investment management fees	257,864
Distribution fees - Class IB	99,017
Professional fees	40,178
Administrative fees	40,084
Custodian fees	25,852
Printing and mailing expenses	4,901
Trustees’ fees	646
Miscellaneous	3,867

Gross expenses	472,409
Less: Waiver of investment management fees	(55,563)
Fees paid indirectly	(19,717)

Net expenses	397,129

NET INVESTMENT LOSS	(80,536)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	905,858
Net change in unrealized appreciation on securities	837,432

NET REALIZED AND UNREALIZED GAIN	1,743,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,662,754

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(80,536)	$(82,075)
Net realized gain (loss) on investments	905,858	(258,645)
Net change in unrealized appreciation on investments	837,432	5,756,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,662,754	5,416,209

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,807,617 and 3,130,221 shares, respectively ]	21,031,378	20,647,273
Capital shares repurchased [ (1,226,324) and (530,406) shares, respectively ]	(9,158,797)	(3,401,739)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,872,581	17,245,534

TOTAL INCREASE IN NET ASSETS	13,535,335	22,661,743
NET ASSETS:
Beginning of year	33,776,100	11,114,357

End of year (a)	$47,311,435	$33,776,100

(a) Includes accumulated overdistributed net investment income of	$(288)	$(122)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $ 241,412,158)	$254,381,936
Receivable from Separate Accounts for Trust shares sold	905,159
Dividends, interest and other receivables	622,817

Total assets	255,909,912

LIABILITIES
Payable for securities purchased	1,191,252
Investment management fees payable	136,208
Distribution fees payable - Class IB	52,860
Payable to Separate Accounts for Trust shares redeemed	34,626
Administrative fees payable	14,440
Trustees’ fees payable	11,611
Accrued expenses	61,291

Total liabilities	1,502,288

NET ASSETS	$254,407,624

Net assets were comprised of:
Paid in capital	$352,057,464
Accumulated undistributed net investment income	509,588
Accumulated net realized loss	(111,129,206)
Unrealized appreciation on investments	12,969,778

Net assets	$254,407,624

Class IA
Net asset value, offering and redemption price per share, $125,531 / 10,099 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.43

Class IB
Net asset value, offering and redemption price per share, $254,282,093 / 20,413,272 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$12.46

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $466 foreign withholding tax)	$3,497,970
Interest	26,253
Securities lending (net)	13,891

Total income	3,538,114

EXPENSES
Investment management fees	1,634,049
Distribution fees - Class IB	628,182
Administrative fees	102,037
Custodian fees	46,958
Professional fees	37,752
Printing and mailing expenses	29,383
Trustees’ fees	4,334
Miscellaneous	8,109

Gross expenses	2,490,804
Less: Waiver of investment management fees	(101,921)
Fees paid indirectly	(670,877)

Net expenses	1,718,006

NET INVESTMENT INCOME	1,820,108

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	29,817,482
Net change in unrealized depreciation on securities	(18,705,732)

NET REALIZED AND UNREALIZED GAIN	11,111,750

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,931,858

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,820,108	$284,312
Net realized gain (loss) on investments	29,817,482	(10,004,359)
Net change in unrealized appreciation (depreciation) on investments	(18,705,732)	59,896,494

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,931,858	50,176,447

DIVIDENDS:
Dividends from net investment income
Class IA	(959)	(389)
Class IB	(1,300,340)	(297,806)

TOTAL DIVIDENDS	(1,301,299)	(298,195)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 241 and 4,633 shares, respectively ]	2,949	41,141
Capital shares issued in reinvestment of dividends [ 79 and 34 shares, respectively ]	959	389
Capital shares repurchased [ (108) and (90) shares, respectively ]	(1,275)	(963)

Total Class IA transactions	2,633	40,567

Class IB
Capital shares sold [ 1,775,271 and 5,756,849 shares, respectively ]	21,080,420	60,401,481
Capital shares issued in reinvestment of dividends [ 106,660 and 25,659 shares, respectively ]	1,300,340	297,806
Capital shares repurchased [ (3,693,041) and (4,370,268) shares, respectively ]	(43,438,326)	(46,298,817)

Total Class IB transactions	(21,057,566)	14,400,470

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(21,054,933)	14,441,037

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,424,374)	64,319,289
NET ASSETS:
Beginning of year	263,831,998	199,512,709

End of year (a)	$254,407,624	$263,831,998

(a) Includes accumulated undistributed (overdistributed) net investment income of	$509,588	$(9,221)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $657,064,173) (Securities on loan at market value $74,435,888)	$763,773,807
Cash	23,716
Foreign cash (Cost $94,314)	94,983
Receivable from Separate Accounts for Trust shares sold	1,260,074
Dividends, interest and other receivables	707,957
Receivable for securities sold	186,537
Unrealized appreciation of forward foreign currency contracts	6,955
Other assets	671

Total assets	766,054,700

LIABILITIES
Collateral held for loaned securities	79,638,504
Payable for securities purchased	752,071
Investment management fees payable	405,839
Unrealized depreciation of forward foreign currency contracts	343,641
Distribution fees payable - Class IB	124,098
Payable to Separate Accounts for Trust shares redeemed	73,615
Administrative fees payable	18,317
Trustees’ fees payable	4,543
Accrued expenses	106,977

Total liabilities	81,467,605

NET ASSETS	$684,587,095

Net assets were comprised of:
Paid in capital	$601,758,190
Accumulated overdistributed net investment income	(6,391,938)
Accumulated net realized loss	(17,179,149)
Unrealized appreciation on investments	106,399,992

Net assets	$684,587,095

Class IA
Net asset value, offering and redemption price per share, $74,741,476 / 6,919,884 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.80

Class IB
Net asset value, offering and redemption price per share, $609,845,619 / 56,429,652 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.81

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $992,642 foreign withholding tax)	$9,016,831
Interest	236,728
Securities lending (net)	249,998

Total income	9,503,557

EXPENSES
Investment management fees	4,188,853
Distribution fees - Class IB	1,164,683
Custodian fees	490,965
Administrative fees	160,837
Printing and mailing expenses	63,872
Professional fees	45,286
Trustees’ fees	7,732
Miscellaneous	8,539

Gross expenses	6,130,767
Less: Waiver of investment management fees	(283,075)
Fees paid indirectly	(216,272)

Net expenses	5,631,420

NET INVESTMENT INCOME	3,872,137

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	12,044,074
Foreign currency transactions	(956,820)

Net realized gain	11,087,254

Change in unrealized appreciation (depreciation) on:
Securities	61,482,221
Foreign currency translations	(138,620)

Net change in unrealized appreciation	61,343,601

NET REALIZED AND UNREALIZED GAIN	72,430,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,302,992

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,872,137	$1,388,547
Net realized gain (loss) on investments and foreign currency transactions	11,087,254	(3,493,614)
Net change in unrealized appreciation on investments and foreign currency translations	61,343,601	74,146,611

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	76,302,992	72,041,544

DIVIDENDS:
Dividends from net investment income
Class IA	(1,038,838)	(3,823)
Class IB	(7,764,503)	(3,302,733)

TOTAL DIVIDENDS	(8,803,341)	(3,306,556)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,798,227 and 22,772 shares, respectively ]	67,117,064	177,301
Capital shares issued in reinvestment of dividends [ 100,127 and 415 shares, respectively ]	1,038,838	3,823
Capital shares repurchased [ (11,668) and (1,410) shares, respectively ]	(113,707)	(12,471)

Total Class IA transactions	68,042,195	168,653

Class IB
Capital shares sold [ 23,886,396 and 34,975,438 shares, respectively ]	235,371,518	277,894,965
Capital shares issued in reinvestment of dividends [ 749,769 and 358,912 shares, respectively ]	7,764,503	3,302,733
Capital shares repurchased [ (5,245,040) and (15,367,053) shares, respectively ]	(51,572,614)	(118,224,605)

Total Class IB transactions	191,563,407	162,973,093

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	259,605,602	163,141,746

TOTAL INCREASE IN NET ASSETS	327,105,253	231,876,734
NET ASSETS:
Beginning of year	357,481,842	125,605,108

End of year (a)	$684,587,095	$357,481,842

(a) Includes accumulated overdistributed net investment income of	$(6,391,938)	$(1,220,378)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $892,866,735) (Securities on loan at market value $60,140,167)	$1,093,487,795
Dividends, interest and other receivables	1,095,601
Receivable from Separate Accounts for Trust shares sold	308,616
Other assets	1,947

Total assets	1,094,893,959

LIABILITIES
Collateral held for loaned securities	61,147,993
Payable to Separate Accounts for Trust shares redeemed	2,573,380
Payable for securities purchased	1,488,051
Investment management fees payable	563,749
Distribution fees payable - Class IB	214,895
Administrative fees payable	43,395
Trustees’ fees payable	27,840
Accrued expenses	90,309

Total liabilities	66,149,612

NET ASSETS	$1,028,744,347

Net assets were comprised of:
Paid in capital	$1,132,272,873
Accumulated undistributed net investment income	142,617
Accumulated net realized loss	(304,292,203)
Unrealized appreciation on investments.	200,621,060

Net assets	$1,028,744,347

Class IA
Net asset value, offering and redemption price per share, $523,084 / 44,122 shares outstanding (unlimited amount authorized: $0.01 par value).	$11.86

Class IB
Net asset value, offering and redemption price per share, $1,028,221,263 / 86,667,711 shares outstanding (unlimited amount authorized: $0.01 par value).	$11.86

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $24,661 foreign withholding tax)	$13,831,549
Interest	244,645
Securities lending (net)	107,398

Total income	14,183,592

EXPENSES
Investment management fees	6,060,254
Distribution fees - Class IB	2,329,547
Administrative fees	287,271
Printing and mailing expenses	112,506
Professional fees	47,960
Custodian fees	25,371
Trustees’ fees	15,445
Miscellaneous	13,960

Gross expenses	8,892,314
Less: Waiver of investment management fees	(32,181)
Fees paid indirectly	(583,607)

Net expenses	8,276,526

NET INVESTMENT INCOME	5,907,066

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	36,285,556
Foreign currency transactions	(2,121)

Net realized gain	36,283,435

Change in unrealized appreciation (depreciation) on:
Securities	57,616,119
Foreign currency translations	(6,162)

Net change in unrealized appreciation	57,609,957

NET REALIZED AND UNREALIZED GAIN	93,893,392

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,800,458

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,907,066	$2,728,908
Net realized gain on investments and foreign currency transactions	36,283,435	537,542
Net change in unrealized appreciation on investments and foreign currency translations	57,609,957	191,576,315

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	99,800,458	194,842,765

DIVIDENDS:
Dividends from net investment income
Class IA	(4,335)	(1,162)
Class IB	(6,130,982)	(3,199,743)

TOTAL DIVIDENDS	(6,135,317)	(3,200,905)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 26,428 and 10,091 shares, respectively ]	294,335	89,581
Capital shares issued in reinvestment of dividends [ 369 and 111 shares, respectively ]	4,335	1,162
Capital shares repurchased [ (2,158) and (630) shares, respectively ]	(23,898)	(6,063)

Total Class IA transactions	274,772	84,680

Class IB
Capital shares sold [ 14,302,939 and 19,666,019 shares, respectively ]	158,664,220	183,303,330
Capital shares issued in reinvestment of dividends [ 522,119 and 308,250 shares, respectively ]	6,130,982	3,199,743
Capital shares repurchased [ (9,683,493) and (7,012,811) shares, respectively ]	(107,603,919)	(64,094,090)

Total Class IB transactions	57,191,283	122,408,983

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	57,466,055	122,493,663

TOTAL INCREASE IN NET ASSETS	151,131,196	314,135,523
NET ASSETS:
Beginning of year	877,613,151	563,477,628

End of year (a)	$1,028,744,347	$877,613,151

(a) Includes accumulated undistributed net investment income of	$142,617	$45,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004

ASSETS
Investments at value (Cost $958,951,681) (Securities on loan at market value $73,562,285)	$1,124,725,651
Cash	9,075
Dividends, interest and other receivables	888,035
Receivable from Separate Accounts for Trust shares sold	772,154
Other assets	1,303

Total assets	1,126,396,218

LIABILITIES
Collateral held for loaned securities	74,966,970
Payable to Separate Accounts for Trust shares redeemed	2,862,671
Payable for securities purchased	2,516,197
Investment management fees payable	567,148
Distribution fees payable - Class IB	216,668
Administrative fees payable	29,828
Trustees’ fees payable	8,759
Accrued expenses	96,430

Total liabilities	81,264,671

NET ASSETS	$1,045,131,547

Net assets were comprised of:
Paid in capital	$875,808,227
Accumulated overdistributed net investment income	(107,299)
Accumulated undistributed net realized gain	3,656,649
Unrealized appreciation on investments	165,773,970

Net assets	$1,045,131,547

Class IA
Net asset value, offering and redemption price per share, $4,152,087 / 360,925 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.50

Class IB
Net asset value, offering and redemption price per share, $1,040,979,460 / 90,484,332 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.50

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $60,949 foreign withholding tax)	$12,304,227
Interest	420,892
Securities lending (net)	88,879

Total income	12,813,998

EXPENSES
Investment management fees	5,781,301
Distribution fees - Class IB	2,216,548
Administrative fees	269,087
Printing and mailing expenses	109,970
Professional fees	47,981
Custodian fees	31,371
Trustees’ fees	14,202
Miscellaneous	13,615

Gross expenses	8,484,075
Less: Waiver of investment management fees	(37,536)
Fees paid indirectly	(263,039)

Net expenses	8,183,500

NET INVESTMENT INCOME	4,630,498

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	30,436,876
Net change in unrealized appreciation on securities	49,496,129

NET REALIZED AND UNREALIZED GAIN	79,933,005

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,563,503

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,630,498	$1,734,685
Net realized gain (loss) on investments	30,436,876	(9,412,613)
Net change in unrealized appreciation on investments	49,496,129	160,585,690

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	84,563,503	152,907,762

DIVIDENDS:
Dividends from net investment income
Class IA	(28,260)	(6,224)
Class IB	(4,706,229)	(1,790,402)

TOTAL DIVIDENDS	(4,734,489)	(1,796,626)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 246,196 and 122,175 shares, respectively ]	2,661,858	1,128,174
Capital shares issued in reinvestment of dividends [ 2,486 and 604 shares, respectively ]	28,260	6,224
Capital shares repurchased [ (16,281) and (6,117) shares, respectively ]	(173,971)	(57,110)

Total Class IA transactions	2,516,147	1,077,288

Class IB
Capital shares sold [ 26,014,541 and 39,414,522 shares, respectively ]	281,020,114	357,491,582
Capital shares issued in reinvestment of dividends [ 413,879 and 174,334 shares, respectively ]	4,706,229	1,790,402
Capital shares repurchased [ (7,170,168) and (3,535,495) shares, respectively ]	(77,281,329)	(30,555,705)

Total Class IB transactions	208,445,014	328,726,279

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	210,961,161	329,803,567

TOTAL INCREASE IN NET ASSETS	290,790,175	480,914,703
NET ASSETS:
Beginning of year	754,341,372	273,426,669

End of year (a)	$1,045,131,547	$754,341,372

(a) Includes accumulated overdistributed net investment income of	$(107,299)	$(3,308)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $467,637,323) (Securities on loan at market value $13,917,091)	$611,261,654
Cash	33,495,473
Foreign cash (Cost $193,143)	191,812
Receivable for securities sold	2,459,718
Dividends, interest and other receivables	1,622,617
Receivable from Separate Accounts for Trust shares sold	885,543
Other assets	386

Total assets	649,917,203

LIABILITIES
Collateral held for loaned securities	14,639,700
Payable for securities purchased	11,599,087
Unrealized depreciation of forward foreign currency contracts	2,285,356
Investment management fees payable	567,400
Payable to Separate Accounts for Trust shares redeemed	184,787
Payable for deferred India taxes	133,477
Distribution fees payable - Class IB	122,478
Administrative fees payable	17,743
Recoupment fees payable	10,139
Trustees’ fees payable	7,063
Accrued expenses	258,804

Total liabilities	29,826,034

NET ASSETS	$620,091,169

Net assets were comprised of:
Paid in capital	$522,477,937
Accumulated undistributed net investment income	86,427
Accumulated net realized loss	(43,670,510)
Unrealized appreciation on investments (net of India tax of $133,476 on unrealized appreciation on investments)	141,197,315

Net assets	$620,091,169

Class IA
Net asset value, offering and redemption price per share, $4,591,991 / 456,280 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

Class IB
Net asset value, offering and redemption price per share, $615,499,178 / 61,167,247 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $801,403 foreign withholding tax)	$10,975,548
Securities lending (net)	67,434
Interest	31,489

Total income	11,074,471

EXPENSES
Investment management fees	5,407,575
Custodian fees	1,318,398
Distribution fees - Class IB	1,169,180
Recoupment fees	277,029
Administrative fees	155,064
Printing and mailing expenses	57,937
Professional fees	46,387
Trustees’ fees	7,390
Miscellaneous	131,900

Gross expenses	8,570,860
Less: Fees paid indirectly	(247,415)

Net expenses	8,323,445

NET INVESTMENT INCOME	2,751,026

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	62,664,522
Foreign currency transactions	(169,945)

Net realized gain	62,494,577

Change in unrealized appreciation (depreciation) on:
Securities (net of India tax of $133,476 on unrealized appreciation on investments)	44,011,260
Foreign currency translations	(2,299,348)

Net change in unrealized appreciation	41,711,912

NET REALIZED AND UNREALIZED GAIN	104,206,489

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,957,515

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,751,026	$2,731,265
Net realized gain on investments and foreign currency transactions	62,494,577	13,688,253
Net change in unrealized appreciation on investments and foreign currency translations	41,711,912	102,382,612

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	106,957,515	118,802,130

DIVIDENDS:
Dividends from net investment income
Class IA	(33,742)	(7,941)
Class IB	(3,419,961)	(2,309,721)

TOTAL DIVIDENDS	(3,453,703)	(2,317,662)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 342,945 and 115,123 shares, respectively ]	2,968,739	761,392
Capital shares issued in reinvestment of dividends [ 3,523 and 1,000 shares, respectively ]	33,742	7,941
Capital shares repurchased [ (11,574) and (6,393) shares, respectively ]	(94,929)	(40,518)

Total Class IA transactions	2,907,552	728,815

Class IB
Capital shares sold [ 33,673,010 and 35,023,487 shares, respectively ]	289,767,394	220,079,531
Capital shares issued in reinvestment of dividends [ 360,531 and 290,923 shares, respectively ]	3,419,961	2,309,721
Capital shares repurchased [ (20,450,657) and (24,276,841) shares, respectively ]	(170,395,448)	(141,891,146)

Total Class IB transactions	122,791,907	80,498,106

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	125,699,459	81,226,921

TOTAL INCREASE IN NET ASSETS	229,203,271	197,711,389
NET ASSETS:
Beginning of year	390,887,898	193,176,509

End of year (a)	$620,091,169	$390,887,898

(a) Includes accumulated undistributed net investment income of	$86,427	$195,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $36,929,168)	$55,176,346
Foreign cash (Cost $12,986)	14,358
Receivable for securities sold	1,144,477
Dividends, interest and other receivables	31,315
Other assets	24

Total assets	56,366,520

LIABILITIES
Overdraft payable	48,388
Payable for securities purchased	122,242
Payable to Separate Accounts for Trust shares redeemed	73,337
Investment management fees payable	35,161
Distribution fees payable - Class IB	11,720
Administrative fees payable	4,034
Trustees’ fees payable	85
Accrued expenses	36,744

Total liabilities	331,711

NET ASSETS	$56,034,809

Net assets were comprised of:
Paid in capital	$62,495,034
Accumulated overdistributed net investment income	(54)
Accumulated net realized loss	(24,708,720)
Unrealized appreciation on investments	18,248,549

Net assets	$56,034,809

Class IB
Net asset value, offering and redemption price per share, $56,034,809 / 7,827,043 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.16

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $1,738 foreign withholding tax)	$532,754
Interest	2,119
Securities lending (net)	148

Total income	535,021

EXPENSES
Investment management fees	397,473
Sub-Transfer agent fees	84,619
Distribution fees - Class IB	61,924
Professional fees	39,458
Administrative fees	20,883
Custodian fees	4,438
Printing and mailing expenses	3,854
Transfer agent fees	1,287
Trustees’ fees	621
Miscellaneous	15,229

Total expenses	629,786

NET INVESTMENT LOSS	(94,765)

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	2,231,030
Foreign currency transactions	176,359

Net realized gain	2,407,389

Change in unrealized appreciation on:
Securities	4,579,891
Foreign currency translations	9,088

Net change in unrealized appreciation	4,588,979

NET REALIZED AND UNREALIZED GAIN	6,996,368

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,901,603

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(94,765)	$(121,799)
Net realized gain on investments and foreign currency transactions	2,407,389	412,254
Net change in unrealized appreciation on investments and foreign currency translations	4,588,979	13,333,370

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,901,603	13,623,825

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 441,449 and 875,125 shares, respectively ]	2,795,063	4,814,225
Capital shares repurchased [ (1,304,894) and (1,412,643) shares, respectively ]	(8,298,992)	(7,414,686)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,503,929)	(2,600,461)

TOTAL INCREASE IN NET ASSETS	1,397,674	11,023,364
NET ASSETS:
Beginning of year	54,637,135	43,613,771

End of year (a)	$56,034,809	$54,637,135

(a) Includes accumulated overdistributed net investment income of	$(54)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE DEEP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $5,456,939)	$6,211,100
Receivable from investment manager	19,072
Dividends, interest and other receivables	5,124
Other assets	23

Total assets	6,235,319

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	4,109
Administrative fees payable	2,715
Distribution fees payable - Class IB	1,293
Trustees’ fees payable	8
Accrued expenses	37,829

Total liabilities	45,954

NET ASSETS	$6,189,365

Net assets were comprised of:
Paid in capital	$5,454,807
Accumulated undistributed net investment income	3,743
Accumulated net realized loss	(23,346)
Unrealized appreciation on investments	754,161

Net assets	$6,189,365

Class IB
Net asset value, offering and redemption price per share, $6,189,365 / 484,969 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.76

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $957 foreign withholding tax)	$112,657
Interest	627

Total income	113,284

EXPENSES
Investment management fees	39,810
Professional fees	38,242
Administrative fees	15,067
Custodian fees	14,763
Distribution fees - Class IB	6,767
Printing and mailing expenses	419
Transfer agent fees	133
Trustees’ fees	63
Miscellaneous	5,635

Gross expenses	120,899
Less: Waiver of investment management fees	(39,810)
Reimbursement from investment manager	(25,368)

Net expenses	55,721

NET INVESTMENT INCOME	57,563

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	129,669
Net change in unrealized appreciation on securities	320,899

NET REALIZED AND UNREALIZED GAIN	450,568

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$508,131

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	May 1, 2003* to December 31, 2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$57,563	$17,272
Net realized gain on investments	129,669	57,104
Net change in unrealized appreciation on investments	320,899	433,262

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	508,131	507,638

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(53,810)	(17,982)
Distributions from net realized capital gains	(184,305)	(25,114)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(238,115)	(43,096)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 139,034 and 463,649 shares, respectively ]	1,702,822	5,088,555
Capital shares issued in reinvestment of dividends and distributions [ 19,136 and 1,179 shares, respectively ]	238,115	14,066
Capital shares repurchased [ (31,187) and (106,842) shares, respectively ]	(387,359)	(1,201,392)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,553,578	3,901,229

TOTAL INCREASE IN NET ASSETS	1,823,594	4,365,771
NET ASSETS:
Beginning of period	4,365,771	—

End of period (a)	$6,189,365	$4,365,771

(a) Includes accumulated undistributed net investment income of	$3,743	$—

*	Commencement of operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $196,575,764)	$285,476,419
Receivable for securities sold	727,656
Receivable from Separate Accounts for Trust shares sold	195,693
Dividends, interest and other receivables	72,407
Other assets	119

Total assets	286,472,294

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	330,765
Investment management fees payable	217,180
Payable for securities purchased	103,162
Distribution fees payable - Class IB	60,140
Administrative fees payable	10,169
Trustees’ fees payable	416
Accrued expenses	68,236

Total liabilities	790,068

NET ASSETS	$285,682,226

Net assets were comprised of:
Paid in capital	$347,045,708
Accumulated overdistributed net investment income	(273)
Accumulated net realized loss	(150,263,864)
Unrealized appreciation on investments	88,900,655

Net assets	$285,682,226

Class IB
Net asset value, offering and redemption price per share, $285,682,226 / 13,446,398 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.25

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends	$819,875
Interest	3,662
Securities lending (net)	2,587

Total income	826,124

EXPENSES
Investment management fees	2,178,997
Sub-Transfer agent fees	437,572
Distribution fees - Class IB	315,842
Custodian fees	54,121
Administrative fees	47,672
Professional fees	47,233
Printing and mailing expenses	19,796
Transfer agent fees	6,618
Trustees’ fees	3,183
Miscellaneous	77,455

Gross expenses	3,188,489
Less: Waiver of investment management fees	(56,526)
Fees paid indirectly	(21,758)

Net expenses	3,110,205

NET INVESTMENT LOSS	(2,284,081)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(17,890,565)
Net change in unrealized appreciation on securities	54,496,396

NET REALIZED AND UNREALIZED GAIN	36,605,831

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,321,750

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,284,081)	$(1,690,411)
Net realized loss on investments	(17,890,565)	(42,657,049)
Net change in unrealized appreciation on investments	54,496,396	143,904,975

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,321,750	99,557,515

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 914,376 and 1,367,710 shares, respectively ]	17,936,071	21,220,780
Capital shares repurchased [ (2,585,995) and (2,553,176) shares, respectively ]	(49,520,774)	(37,419,967)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(31,584,703)	(16,199,187)

TOTAL INCREASE IN NET ASSETS	2,737,047	83,358,328
NET ASSETS:
Beginning of year	282,945,179	199,586,851

End of year (a)	$285,682,226	$282,945,179

(a) Includes accumulated overdistributed net investment income of	$(273)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $200,043,972)	$210,671,148
Cash	57
Receivable from Separate Accounts for Trust shares sold	525,641
Dividends, interest and other receivables	254,658
Other assets	18

Total assets	211,451,522

LIABILITIES
Payable for securities purchased	1,851,800
Payable to Separate Accounts for Trust shares redeemed	51,562
Investment management fees payable	37,716
Distribution fees payable - Class IB	17,401
Administrative fees payable	4,717
Trustees’ fees payable	80
Accrued expenses	43,410

Total liabilities	2,006,686

NET ASSETS	$209,444,836

Net assets were comprised of:
Paid in capital	$202,229,898
Accumulated overdistributed net investment income	(62)
Accumulated net realized loss	(3,412,176)
Unrealized appreciation on investments	10,627,176

Net assets	$209,444,836

Class IA
Net asset value, offering and redemption price per share, $117,150,931 / 19,335,402 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.06

Class IB
Net asset value, offering and redemption price per share, $92,293,905 / 15,196,524 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.07

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $16,476 foreign withholding tax)	$1,495,910
Interest	63,130
Securities lending (net)	939

Total income	1,559,979

EXPENSES
Investment management fees	441,549
Sub-Transfer agent fees	83,100
Distribution fees - Class IB	76,837
Professional fees	40,194
Custodian fees	23,122
Administrative fees	22,494
Printing and mailing expenses	4,590
Transfer agent fees	1,469
Trustees’ fees	666
Miscellaneous	15,980

Gross expenses	710,001
Less: Waiver of investment management fees	(93,463)
Fees paid indirectly	(3,043)

Net expenses	613,495

NET INVESTMENT INCOME	946,484

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	4,937,418
Foreign currency transactions	132

Net realized gain	4,937,550

Change in unrealized appreciation (depreciation) on:
Securities	4,157,752
Foreign currency translations	(24)

Net change in unrealized appreciation	4,157,728

NET REALIZED AND UNREALIZED GAIN	9,095,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,041,762

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$946,484	$678,595
Net realized gain (loss) on investments and foreign currency transactions	4,937,550	(2,399,294)
Net change in unrealized appreciation on investments and foreign currency translations	4,157,728	11,619,562

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,041,762	9,898,863

DIVIDENDS:
Dividends from net investment income
Class IA	(1,438)	—
Class IB	(1,631,716)	(589,422)

TOTAL DIVIDENDS	(1,633,154)	(589,422)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 19,335,160 and 0 shares, respectively ]	117,214,151	—
Capital shares issued in reinvestment of dividends [ 242 and 0 shares, respectively ]	1,438	—

Total Class IA transactions	117,215,589	—

Class IB
Capital shares sold [ 6,845,494 and 1,989,756 shares, respectively ]	40,030,269	9,009,380
Capital shares issued in reinvestment of dividends [ 280,020 and 124,970 shares, respectively ]	1,631,716	586,108
Capital shares repurchased [ (1,056,466) and (1,914,027) shares, respectively ]	(5,934,978)	(8,526,855)

Total Class IB transactions	35,727,007	1,068,633

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	152,942,596	1,068,633

TOTAL INCREASE IN NET ASSETS	161,351,204	10,378,074
NET ASSETS:
Beginning of year	48,093,632	37,715,558

End of year (a)	$209,444,836	$48,093,632

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(62)	$663,089

*	Class IA commenced operations on December 13, 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $4,434,185)	$5,101,147
Cash	10,851
Receivable from investment manager	18,928
Dividends, interest and other receivables	3,841

Total assets	5,134,767

LIABILITIES
Overdraft payable of foreign cash (Cost $18,510)	18,568
Administrative fees payable	2,684
Payable to Separate Accounts for Trust shares redeemed	2,013
Distribution fees payable - Class IB	1,055
Trustees’ fees payable	7
Accrued expenses	38,881

Total liabilities	63,208

NET ASSETS	$5,071,559

Net assets were comprised of:
Paid in capital	$4,319,327
Accumulated overdistributed net investment income	(324)
Accumulated undistributed net realized gain	85,586
Unrealized appreciation on investments	666,970

Net assets	$5,071,559

Class IB
Net asset value, offering and redemption price per share, $5,071,559 / 431,461 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.75

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $5,717 foreign withholding tax)	$90,658
Interest	386

Total income	91,044

EXPENSES
Investment management fees	40,133
Professional fees	38,034
Custodian fees	15,635
Administrative fees	14,931
Distribution fees - Class IB	5,486
Printing and mailing expenses	343
Transfer agent fees	111
Trustees’ fees	53
Miscellaneous	4,490

Gross expenses	119,216
Less: Waiver of investment management fees	(40,133)
Reimbursement from investment manager	(21,150)

Net expenses	57,933

NET INVESTMENT INCOME	33,111

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	274,492
Foreign currency transactions	51,303

Net realized gain	325,795

Change in unrealized appreciation (depreciation) on:
Securities	205,896
Foreign currency translations	(95)

Net change in unrealized appreciation	205,801

NET REALIZED AND UNREALIZED GAIN	531,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$564,707

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$33,111	$7,947
Net realized gain on investments and foreign currency transactions	325,795	46,481
Net change in unrealized appreciation on investments and foreign currency translations	205,801	504,119

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	564,707	558,547

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(37,135)	(11,323)
Distributions from net realized capital gains	(154,794)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(191,929)	(11,323)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 73,633 and 369,613 shares, respectively ]	821,958	3,648,505
Capital shares issued in reinvestment of dividends and distributions [ 16,704 and 318 shares, respectively ]	191,929	3,378
Capital shares repurchased [ (36,154) and (135,390) shares, respectively ]	(400,366)	(1,337,042)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	613,521	2,314,841

TOTAL INCREASE IN NET ASSETS	986,299	2,862,065
NET ASSETS:
Beginning of year	4,085,260	1,223,195

End of year (a)	$5,071,559	$4,085,260

(a) Includes accumulated overdistributed net investment income of	$(324)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $255,254,410)	$286,488,496
Dividends, interest and other receivables	250,842
Receivable from Separate Accounts for Trust shares sold	8,731
Other assets	107

Total assets	286,748,176

LIABILITIES
Payable for securities purchased	13,527,658
Payable to Separate Accounts for Trust shares redeemed	225,843
Investment management fees payable	170,602
Distribution fees payable - Class IB	54,483
Administrative fees payable	9,607
Trustees’ fees payable	417
Accrued expenses	68,029

Total liabilities	14,056,639

NET ASSETS	$272,691,537

Net assets were comprised of:
Paid in capital	$336,963,254
Accumulated overdistributed net investment income	(271)
Accumulated net realized loss	(95,505,532)
Unrealized appreciation on investments	31,234,086

Net assets	$272,691,537

Class IA
Net asset value, offering and redemption price per share, $13,837,387 / 2,884,017 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.80

Class IB
Net asset value, offering and redemption price per share, $258,854,150 / 53,824,519 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.81

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends	$3,157,985
Interest	62,448
Securities lending (net)	1,461

Total income	3,221,894

EXPENSES
Investment management fees	1,962,445
Sub-Transfer agent fees	419,345
Distribution fees - Class IB	304,124
Custodian fees	53,458
Administrative fees	46,477
Professional fees	46,171
Printing and mailing expenses	19,074
Transfer agent fees	6,273
Trustees’ fees	3,125
Miscellaneous	76,717

Total expenses	2,937,209

NET INVESTMENT INCOME	284,685

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	12,338,717
Net change in unrealized depreciation on securities	(2,390,103)

NET REALIZED AND UNREALIZED GAIN	9,948,614

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,233,299

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$284,685	$808,863
Net realized gain (loss) on investments	12,338,717	(8,059,516)
Net change in unrealized appreciation (depreciation) on investments	(2,390,103)	45,886,324

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,233,299	38,635,671

DIVIDENDS:
Dividends from net investment income
Class IA	(358)	—
Class IB	(1,073,367)	(1,021,049)

TOTAL DIVIDENDS	(1,073,725)	(1,021,049)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 2,883,942 and 0 shares, respectively ]	13,871,549	—
Capital shares issued in reinvestment of dividends [ 75 and 0 shares, respectively ]	358	—

Total Class IA transactions	13,871,907	—

Class IB
Capital shares sold [ 4,783,798 and 8,007,031 shares, respectively ]	22,494,574	33,810,875
Capital shares issued in connection with the substitution [ 0 and 4,364,109 shares, respectively ]	—	16,758,178
Capital shares issued in reinvestment of dividends [ 228,519 and 230,804 shares, respectively ]	1,073,367	1,020,154
Capital shares repurchased [ (8,400,598) and (7,742,602) shares, respectively ]	(39,378,806)	(32,342,999)

Total Class IB transactions	(15,810,865)	19,246,208

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,938,958)	19,246,208

TOTAL INCREASE IN NET ASSETS	7,220,616	56,860,830
NET ASSETS:
Beginning of year	265,470,921	208,610,091

End of year (a)	$272,691,537	$265,470,921

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(271)	$808,846

*	Class IA commenced operations on December 13, 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $111,118,823)	$132,628,438
Receivable for securities sold	491,223
Dividends, interest and other receivables	107,973
Receivable from Separate Accounts for Trust shares sold	34,908
Other assets	38

Total assets	133,262,580

LIABILITIES
Payable for securities purchased	289,791
Payable to Separate Accounts for Trust shares redeemed	134,294
Investment management fees payable	65,464
Distribution fees payable - Class IB	27,610
Administrative fees payable	6,059
Trustees’ fees payable	191
Accrued expenses	56,678

Total liabilities	580,087

NET ASSETS	$132,682,493

Net assets were comprised of:
Paid in capital	$155,685,113
Accumulated overdistributed net investment income	(129)
Accumulated net realized loss	(44,512,106)
Unrealized appreciation on investments	21,509,615

Net assets	$132,682,493

Class IB
Net asset value, offering and redemption price per share, $132,682,493 / 23,875,393 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.56

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends	$2,445,913
Interest	13,838
Securities lending (net)	874

Total income	2,460,625

EXPENSES
Investment management fees	941,021
Sub-Transfer agent fees	198,709
Distribution fees - Class IB	147,947
Custodian fees	44,834
Professional fees	41,441
Administrative fees	29,955
Printing and mailing expenses	9,213
Transfer agent fees	3,040
Trustees’ fees	1,470
Miscellaneous	35,229

Gross expenses	1,452,859
Less: Waiver of investment management fees	(135,263)

Net expenses	1,317,596

NET INVESTMENT INCOME	1,143,029

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	10,000,469
Net change in unrealized appreciation on securities	4,593,932

NET REALIZED AND UNREALIZED GAIN	14,594,401

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,737,430

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,143,029	$946,672
Net realized gain (loss) on investments	10,000,469	(16,774,206)
Net change in unrealized appreciation on investments	4,593,932	43,723,486

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,737,430	27,895,952

DIVIDENDS:
Class IB
Dividends from net investment income	(2,093,047)	(1,145,446)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,943,220 and 2,071,578 shares, respectively ]	10,014,311	8,956,733
Capital shares issued in reinvestment of dividends [ 395,562 and 250,159 shares, respectively ]	2,093,047	1,143,225
Capital shares repurchased [ (4,113,540) and (4,888,936) shares, respectively ]	(20,963,116)	(20,385,556)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,855,758)	(10,285,598)

TOTAL INCREASE IN NET ASSETS	4,788,625	16,464,908
NET ASSETS:
Beginning of year	127,893,868	111,428,960

End of year (a)	$132,682,493	$127,893,868

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(129)	$946,674

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $80,911,528)	$84,876,301
Dividends, interest and other receivables	1,535,703
Receivable for securities sold	449,299
Other assets	37

Total assets	86,861,340

LIABILITIES
Overdraft payable	2,321
Payable to Separate Accounts for Trust shares redeemed	82,418
Investment management fees payable	23,712
Distribution fees payable - Class IB	18,338
Administrative fees payable	4,918
Trustees’ fees payable	148
Accrued expenses	53,425

Total liabilities	185,280

NET ASSETS	$86,676,060

Net assets were comprised of:
Paid in capital	$108,300,499
Accumulated overdistributed net investment income	(27,542)
Accumulated net realized loss	(25,561,670)
Unrealized appreciation on investments	3,964,773

Net assets	$86,676,060

Class IB
Net asset value, offering and redemption price per share, $86,676,060 / 18,455,888 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.70

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Interest	$6,513,630
Securities lending (net)	1,797

Total income	6,515,427

EXPENSES
Investment management fees	524,124
Distribution fees - Class IB	103,409
Sub-Transfer agent fees	68,948
Custodian fees	53,961
Professional fees	39,808
Administrative fees	25,270
Printing and mailing expenses	6,334
Transfer agent fees	2,084
Trustees’ fees	1,031
Miscellaneous	24,898

Gross expenses	849,867
Less: Waiver of investment management fees	(107,381)

Net expenses	742,486

NET INVESTMENT INCOME	5,772,941

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	1,418,953
Net change in unrealized appreciation on securities	821,730

NET REALIZED AND UNREALIZED GAIN	2,240,683

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,013,624

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,772,941	$6,375,353
Net realized gain (loss) on investments	1,418,953	(2,011,195)
Net change in unrealized appreciation on investments	821,730	12,723,046

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,013,624	17,087,204

DIVIDENDS:
Class IB
Dividends from net investment income	(9,913,773)	(2,207,538)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,634,154 and 2,753,455 shares, respectively ]	7,996,868	11,976,394
Capital shares issued in reinvestment of dividends [ 2,095,998 and 529,961 shares, respectively ]	9,913,773	2,207,538
Capital shares repurchased [ (3,958,881) and (3,958,881) shares, respectively ]	(19,348,446)	(16,179,218)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,437,805)	(1,995,286)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,337,954)	12,884,380
NET ASSETS:
Beginning of year	90,014,014	77,129,634

End of year (a)	$86,676,060	$90,014,014

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(27,542)	$4,113,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $46,708,245)	$53,425,612
Cash	55,554
Foreign cash (Cost $36,188)	38,098
Dividends, interest and other receivables	65,139
Other assets	20

Total assets	53,584,423

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	63,334
Investment management fees payable	37,856
Distribution fees payable - Class IB	11,134
Administrative fees payable	4,079
Trustees’ fees payable	74
Accrued expenses	42,082

Total liabilities	158,559

NET ASSETS	$53,425,864

Net assets were comprised of:
Paid in capital	$70,564,822
Accumulated undistributed net investment income	147,782
Accumulated net realized loss	(24,013,639)
Unrealized appreciation on investments	6,726,899

Net assets	$53,425,864

Class IB
Net asset value, offering and redemption price per share, $53,425,864 / 11,420,485 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.68

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $114,873 foreign withholding tax)	$994,116
Securities lending (net)	1,149

Total income	995,265

EXPENSES
Investment management fees	449,661
Sub-Transfer agent fees	86,205
Distribution fees - Class IB	60,352
Professional fees	39,148
Administrative fees	20,712
Custodian fees	19,398
Printing and mailing expenses	3,784
Transfer agent fees	1,279
Trustees’ fees	624
Miscellaneous	15,165

Total expenses	696,328

NET INVESTMENT INCOME	298,937

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	3,395,806
Foreign currency transactions	2,994,590

Net realized gain	6,390,396

Change in unrealized appreciation (depreciation) on:
Securities	(4,187,933)
Foreign currency translations	1,515

Net change in unrealized depreciation	(4,186,418)

NET REALIZED AND UNREALIZED GAIN	2,203,978

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,502,915

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$298,937	$396,823
Net realized gain (loss) on investments and foreign currency transactions	6,390,396	(6,226,789)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,186,418)	19,265,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,502,915	13,435,093

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(608,571)	(229,092)
Distributions from net realized capital gains	(108,181)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(716,752)	(229,092)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 707,573 and 4,063,215 shares, respectively ]	3,147,749	14,497,197
Capital shares issued in connection with the substitution [ 0 and 622,543 shares, respectively ]	—	1,998,364
Capital shares issued in reinvestment of dividends and distributions [ 168,191 and 56,151 shares, respectively ]	716,752	227,975
Capital shares repurchased [ (1,787,099) and (5,178,342) shares, respectively ]	(7,869,808)	(18,436,839)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(4,005,307)	(1,713,303)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,219,144)	11,492,698
NET ASSETS:
Beginning of year	55,645,008	44,152,310

End of year (a)	$53,425,864	$55,645,008

(a) Includes accumulated undistributed net investment income of	$147,782	$379,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $582,060,895)	$639,134,182
Dividends, interest and other receivables	2,016,259
Receivable for securities sold	1,370,083
Other assets	284

Total assets	642,520,808

LIABILITIES
Overdraft payable	71,714
Payable for securities purchased	1,317,990
Payable to Separate Accounts for Trust shares redeemed	817,259
Investment management fees payable	434,479
Distribution fees payable - Class IB	135,024
Administrative fees payable	19,930
Variation margin payable on futures contracts	7,809
Trustees’ fees payable	1,079
Accrued expenses	139,349

Total liabilities	2,944,633

NET ASSETS	$639,576,175

Net assets were comprised of:
Paid in capital	$708,033,441
Accumulated overdistributed net investment income	(665)
Accumulated net realized loss	(125,587,227)
Unrealized appreciation on investments	57,130,626

Net assets	$639,576,175

Class IB
Net asset value, offering and redemption price per share, $639,576,175 / 33,181,431 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.28

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends	$13,402,614
Interest (net of $773 foreign withholding tax)	2,001,295
Securities lending (net)	1,928

Total income	15,405,837

EXPENSES
Investment management fees	5,092,526
Sub-Transfer agent fees	1,054,943
Distribution fees - Class IB	750,546
Custodian fees	210,803
Administrative fees	93,561
Professional fees	58,441
Printing and mailing expenses	46,660
Transfer agent fees	15,253
Trustees’ fees	7,650
Miscellaneous	189,569

Gross expenses	7,519,952
Less: Waiver of investment management fees	(671,271)
Fees paid indirectly	(2,874)

Net expenses	6,845,807

NET INVESTMENT INCOME	8,560,030

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	42,632,169
Futures	(1,548,733)
Foreign currency transactions	(10,397)

Net realized gain	41,073,039

Change in unrealized appreciation on:
Securities	1,627,108
Futures	809,282

Net change in unrealized appreciation	2,436,390

NET REALIZED AND UNREALIZED GAIN	43,509,429

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,069,459

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,560,030	$7,505,481
Net realized gain on investments and foreign currency transactions	41,073,039	2,395,373
Net change in unrealized appreciation on investments	2,436,390	115,635,667

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	52,069,459	125,536,521

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(17,863,456)	(7,568,315)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 747,266 and 1,326,872 shares, respectively ]	13,780,912	21,855,592
Capital shares issued in connection with the substitution [ 0 and 188,735 shares, respectively ]	—	2,815,931
Capital shares issued in reinvestment of dividends and distributions [ 960,257 and 438,138 shares, respectively ]	17,863,456	7,566,636
Capital shares repurchased [ (6,496,168) and (7,404,472) shares, respectively ]	(120,118,457)	(119,956,922)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(88,474,089)	(87,718,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,268,086)	30,249,443
NET ASSETS:
Beginning of year	693,844,261	663,594,818

End of year (a)	$639,576,175	$693,844,261

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(665)	$9,164,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $7,764,475)	$8,106,924
Cash	47,832
Receivable from investment manager	14,912
Dividends, interest and other receivables	5,618
Other assets	8

Total assets	8,175,294

LIABILITIES
Overdraft payable of foreign cash (Cost $25,415)	25,536
Payable for securities purchased	17,018
Payable to Separate Accounts for Trust shares redeemed	10,696
Administrative fees payable	2,766
Distribution fees payable - Class IB	1,702
Trustees’ fees payable	7
Accrued expenses	37,573

Total liabilities	95,298

NET ASSETS	$8,079,996

Net assets were comprised of:
Paid in capital	$7,712,069
Accumulated overdistributed net investment income	(264)
Accumulated undistributed net realized gain	25,863
Unrealized appreciation on investments	342,328

Net assets	$8,079,996

Class IB
Net asset value, offering and redemption price per share, $8,079,996 / 710,526 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.37

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $215 foreign withholding tax)	$60,771
Interest	34,408

Total income	95,179

EXPENSES
Investment management fees	55,429
Professional fees	37,575
Custodian fees	16,552
Administrative fees	15,314
Distribution fees - Class IB	9,110
Sub-Transfer agent fees	7,615
Printing and mailing expenses	545
Transfer agent fees	159
Trustees’ fees	71
Miscellaneous	2,743

Gross expenses	145,113
Less: Waiver of investment management fees	(55,429)
Reimbursement from investment manager	(383)
Fees paid indirectly	(156)

Net expenses	89,145

NET INVESTMENT INCOME	6,034

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	151,748
Foreign currency transactions	(256)

Net realized gain	151,492

Change in unrealized appreciation (depreciation) on:
Securities	243,495
Foreign currency translations	(121)

Net change in unrealized appreciation	243,374

NET REALIZED AND UNREALIZED GAIN	394,866

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$400,900

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	May 1, 2003* to December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,034	$(3,398)
Net realized gain on investments and foreign currency transactions	151,492	55,114
Net change in unrealized appreciation on investments and foreign currency translations	243,374	98,954

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	400,900	150,670

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(5,265)	—
Distributions from net realized capital gains	(164,857)	(13,361)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(170,122)	(13,361)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 557,765 and 374,496 shares, respectively ]	6,165,425	3,984,246
Capital shares issued in reinvestment of dividends and distributions [ 15,215 and 1,216 shares, respectively ]	170,122	13,361
Capital shares repurchased [ (163,958) and (74,208) shares, respectively ]	(1,811,100)	(810,145)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,524,447	3,187,462

TOTAL INCREASE IN NET ASSETS	4,755,225	3,324,771
NET ASSETS:
Beginning of year	3,324,771	—

End of year (a)	$8,079,996	$3,324,771

(a) Includes accumulated overdistributed net investment income of	$(264)	$—

*	Commencement of operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MULTI-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $61,963,002)	$63,452,456
Cash	1,875
Dividends, interest and other receivables	170,210
Other assets	22

Total assets	63,624,563

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	54,118
Investment management fees payable	41,007
Distribution fees payable - Class IB	13,467
Administrative fees payable	4,267
Trustees’ fees payable	74
Accrued expenses	43,519

Total liabilities	156,452

NET ASSETS	$63,468,111

Net assets were comprised of:
Paid in capital	$143,447,682
Accumulated overdistributed net investment income	(63)
Accumulated net realized loss	(81,468,962)
Unrealized appreciation on investments	1,489,454

Net assets	$63,468,111

Class IB
Net asset value, offering and redemption price per share, $63,468,111 / 7,963,644 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.97

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $60 foreign withholding tax)	$525,696
Interest	15,542
Securities lending (net)	2,555

Total income	543,793

EXPENSES
Investment management fees	653,782
Sub-Transfer agent fees	108,513
Distribution fees - Class IB	72,914
Professional fees	40,285
Custodian fees	26,342
Administrative fees	22,041
Printing and mailing expenses	4,582
Transfer agent fees	1,567
Trustees’ fees	764
Miscellaneous	18,915

Gross expenses	949,705
Less: Waiver of investment management fees	(34,077)
Fees paid indirectly	(132,515)

Net expenses	783,113

NET INVESTMENT LOSS	(239,320)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	12,980,569
Net change in unrealized depreciation on securities	(8,309,421)

NET REALIZED AND UNREALIZED GAIN	4,671,148

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,431,828

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(239,320)	$(408,047)
Net realized gain on investments	12,980,569	5,810,118
Net change in unrealized appreciation (depreciation) on investments	(8,309,421)	12,032,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,431,828	17,434,808

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 616,350 and 1,265,403 shares, respectively ]	4,649,219	8,386,660
Capital shares repurchased [ (1,838,991) and (1,625,577) shares, respectively ]	(13,665,449)	(10,355,196)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,016,230)	(1,968,536)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,584,402)	15,466,272
NET ASSETS:
Beginning of year	68,052,513	52,586,241

End of year (a)	$63,468,111	$68,052,513

(a) Includes accumulated overdistributed net investment income of	$(63)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SHORT DURATION BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $13,396,907)	$13,231,671
Receivable for securities sold	188,000
Dividends, interest and other receivables	58,118
Receivable from investment manager	17,661

Total assets	13,495,450

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	10,541
Administrative fees payable	2,914
Distribution fees payable - Class IB	2,839
Trustees’ fees payable	24
Accrued expenses	36,992

Total liabilities	53,310

NET ASSETS	$13,442,140

Net assets were comprised of:
Paid in capital	$13,604,147
Accumulated undistributed net investment income	523
Accumulated undistributed net realized gain	2,706
Unrealized depreciation on investments	(165,236)

Net assets	$13,442,140

Class IB
Net asset value, offering and redemption price per share, $13,442,140 / 1,355,425 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.92

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Interest (net of $486 foreign withholding tax)	$381,759

EXPENSES
Investment management fees	53,683
Professional fees	37,785
Administrative fees	16,006
Distribution fees - Class IB	15,660
Custodian fees	12,505
Printing and mailing expenses	934
Transfer agent fees	295
Trustees’ fees	143
Miscellaneous	8,781

Gross expenses	145,792
Less: Waiver of investment management fees	(53,683)
Reimbursement from investment manager	(14,393)

Net expenses	77,716

NET INVESTMENT INCOME	304,043

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	6,828
Net change in unrealized depreciation on securities	(117,779)

NET REALIZED AND UNREALIZED LOSS	(110,951)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$193,092

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	May 1, 2003* to December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$304,043	$126,511
Net realized gain on investments	6,828	1,728
Net change in unrealized depreciation on investments	(117,779)	(47,457)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	193,092	80,782

DIVIDENDS:
Class IB
Dividends from net investment income	(303,520)	(132,777)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 506,339 and 1,171,673 shares, respectively ]	5,087,446	11,763,908
Capital shares issued in reinvestment of dividends [ 30,628 and 13,304 shares, respectively ]	303,520	132,776
Capital shares repurchased [ (159,789) and (206,730) shares, respectively ]	(1,605,570)	(2,077,517)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,785,396	9,819,167

TOTAL INCREASE IN NET ASSETS	3,674,968	9,767,172
NET ASSETS:
Beginning of period	9,767,172	—

End of period (a)	$13,442,140	$9,767,172

(a) Includes accumulated undistributed net investment income of	$523	$—

*	Commencement of operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $90,479,217)	$93,471,474
Receivable from Separate Accounts for Trust shares sold	1,051,590
Dividends, interest and other receivables	116,482
Other assets	33

Total assets	94,639,579

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	572,411
Investment management fees payable	33,132
Distribution fees payable - Class IB	19,145
Administrative fees payable	4,927
Trustees’ fees payable	120
Accrued expenses	46,170

Total liabilities	675,905

NET ASSETS	$93,963,674

Net assets were comprised of:
Paid in capital	$91,373,448
Accumulated overdistributed net investment income	(82)
Accumulated net realized loss	(401,949)
Unrealized appreciation on investments	2,992,257

Net assets	$93,963,674

Class IB
Net asset value, offering and redemption price per share, $93,963,674 / 11,342,397 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.28

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $4,645 foreign withholding tax)	$253,739
Interest	82,422
Securities lending (net)	2,646

Total income	338,807

EXPENSES
Investment management fees	834,560
Sub-Transfer agent fees	133,965
Distribution fees - Class IB	96,915
Professional fees	40,874
Custodian fees	26,841
Administrative fees	24,551
Printing and mailing expenses	6,096
Transfer agent fees	2,070
Trustees’ fees	960
Miscellaneous	23,477

Gross expenses	1,190,309
Less: Waiver of investment management fees	(105,550)
Fees paid indirectly	(726)

Net expenses	1,084,033

NET INVESTMENT LOSS	(745,226)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	17,643,092
Foreign currency transactions	4,785

Net realized gain	17,647,877

Net change in unrealized depreciation on securities	(6,863,076)

NET REALIZED AND UNREALIZED GAIN	10,784,801

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,039,575

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(745,226)	$(739,556)
Net realized gain (loss) on investments and foreign currency transactions	17,647,877	(10,208,991)
Net change in unrealized appreciation (depreciation) on investments	(6,863,076)	26,244,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,039,575	15,295,733

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,905,869 and 2,528,730 shares, respectively ]	14,533,411	15,994,308
Capital shares repurchased [ (1,962,481) and (2,207,919) shares, respectively ]	(14,505,904)	(13,596,652)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,507	2,397,656

TOTAL INCREASE IN NET ASSETS	10,067,082	17,693,389
NET ASSETS:
Beginning of year	83,896,592	66,203,203

End of year (a)	$93,963,674	$83,896,592

(a) Includes accumulated overdistributed net investment income of	$(82)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value:
Affiliated issuers (Cost $4,415,276)	$5,160,400
Unaffiliated issuers (Cost $ 311,795,418)	466,556,692
Dividends, interest and other receivables	360,701
Receivable from Separate Accounts for Trust shares sold	344,801
Other assets	169

Total assets	472,422,763

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	789,942
Investment management fees payable	306,016
Payable for securities purchased	259,232
Distribution fees payable - Class IB	95,568
Administrative fees payable	14,491
Trustees’ fees payable	626
Accrued expenses	87,744

Total liabilities	1,553,619

NET ASSETS	$470,869,144

Net assets were comprised of:
Paid in capital	$315,995,088
Accumulated overdistributed net investment income	(420)
Accumulated net realized loss	(631,922)
Unrealized appreciation on investments	155,506,398

Net assets	$470,869,144

Class IB
Net asset value, offering and redemption price per share, $470,869,144 / 16,966,148 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.75

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (Included dividend income of $97,625 from affiliates) (net of $587 foreign withholding tax)	$4,854,937
Interest	116,800

Total income	4,971,737

EXPENSES
Investment management fees	3,259,171
Sub-Transfer agent fees	635,967
Distribution fees - Class IB	489,319
Custodian fees	91,137
Administrative fees	65,872
Professional fees	51,926
Printing and mailing expenses	30,270
Transfer agent fees	10,005
Trustees’ fees	4,754
Miscellaneous	115,323

Gross expenses	4,753,744
Less: Fees paid indirectly	(9,022)

Net expenses	4,744,722

NET INVESTMENT INCOME	227,015

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	14,911,121
Foreign currency transactions	96

Net realized gain	14,911,217

Change in unrealized appreciation (depreciation) on:
Securities	64,280,995
Foreign currency translations	(7)

Net change in unrealized appreciation	64,280,988

NET REALIZED AND UNREALIZED GAIN	79,192,205

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,419,220

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$227,015	$47,321
Net realized gain on investments and foreign currency transactions	14,911,217	4,633,996
Net change in unrealized appreciation on investments and foreign currency translations	64,280,988	103,903,308

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	79,419,220	108,584,625

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(71,646)	(347,947)
Distributions from net realized capital gains	(11,723,937)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,795,583)	(347,947)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,966,349 and 1,616,741 shares, respectively ]	50,832,251	31,257,317
Capital shares issued in reinvestment of dividends and distributions [ 434,621 and 16,506 shares, respectively ]	11,795,583	347,947
Capital shares repurchased [ (2,278,509) and (2,651,871) shares, respectively ]	(56,296,472)	(49,372,332)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,331,362	(17,767,068)

TOTAL INCREASE IN NET ASSETS	73,954,999	90,469,610
NET ASSETS:
Beginning of year	396,914,145	306,444,535

End of year (a)	$470,869,144	$396,914,145

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(420)	$166,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $64,516,325)	$65,197,772
Foreign cash (Cost $135,293)	137,996
Dividends, interest and other receivables	341,498
Receivable for securities sold	269,121
Variation margin receivable on futures contracts	82,694
Unrealized appreciation of forward foreign currency contracts	21,629
Receivable from investment manager	2,481
Other assets	28

Total assets	66,053,219

LIABILITIES
Overdraft payable	88,832
Payable for forward commitments	5,328,320
Payable to Separate Accounts for Trust shares redeemed	24,127
Unrealized depreciation of forward foreign currency contracts	18,682
Options written, at value (Premiums received $ 27,495)	14,891
Distribution fees payable - Class IB	12,701
Administrative fees payable	4,176
Trustees’ fees payable	88
Accrued expenses	50,016

Total liabilities	5,541,833

NET ASSETS	$60,511,386

Net assets were comprised of:
Paid in capital	$59,743,828
Accumulated undistributed net investment income	169,801
Accumulated net realized loss	(151,795)
Unrealized appreciation on investments	749,552

Net assets	$60,511,386

Class IB
Net asset value, offering and redemption price per share, $60,511,386 / 5,869,999 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Interest	$1,512,758
Dividends	691

Total income	1,513,449

EXPENSES
Investment management fees	309,167
Distribution fees - Class IB	69,778
Custodian fees	56,447
Sub-Transfer agent fees	42,652
Professional fees	38,963
Administrative fees	21,716
Printing and mailing expenses	4,257
Transfer agent fees	1,360
Trustees’ fees	671
Miscellaneous	16,203

Gross expenses	561,214
Less: Waiver of investment management fees	(195,439)

Net expenses	365,775

NET INVESTMENT INCOME	1,147,674

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	492,556
Swaps	21,061
Options written	143,064
Futures	904,762
Foreign currency transactions	17,007

Net realized gain	1,578,450

Change in unrealized appreciation (depreciation) on:
Securities	10,184
Swaps	(31,946)
Options written	(17,084)
Futures	(108,670)
Foreign currency translations	8,565

Net change in unrealized depreciation	(138,951)

NET REALIZED AND UNREALIZED GAIN	1,439,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,587,173

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,147,674	$1,039,801
Net realized gain on investments and foreign currency transactions	1,578,450	1,004,431
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(138,951)	341,199

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,587,173	2,385,431

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(1,208,085)	(1,164,067)
Distributions from net realized capital gains	(1,657,577)	(796,071)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,865,662)	(1,960,138)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,400,567 and 2,778,731 shares, respectively ]	14,666,111	28,817,694
Capital shares issued in reinvestment of dividends and distributions [ 278,032 and 184,636 shares, respectively ]	2,865,662	1,910,525
Capital shares repurchased [ (816,542) and (1,026,695) shares, respectively ]	(8,494,184)	(10,700,955)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,037,589	20,027,264

TOTAL INCREASE IN NET ASSETS	8,759,100	20,452,557
NET ASSETS:
Beginning of year	51,752,286	31,299,729

End of year (a)	$60,511,386	$51,752,286

(a) Includes accumulated undistributed net investment income of	$169,801	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $3,270,591,454) (Securities on loan at market value $ 109,900,417)	$3,694,321,897
Cash	6,570
Dividends, interest and other receivables	4,663,831
Receivable from Separate Accounts for Trust shares sold	1,689,242
Other assets	856

Total assets	3,700,682,396

LIABILITIES
Collateral held for loaned securities	112,076,443
Payable to Separate Accounts for Trust shares redeemed	2,176,854
Investment management fees payable	750,498
Distribution fees payable - Class IB	406,443
Administrative fees payable	147,027
Trustees’ fees payable	100,325
Variation margin payable on futures contracts	15,225
Accrued expenses	283,060

Total liabilities	115,955,875

NET ASSETS	$3,584,726,521

Net assets were comprised of:
Paid in capital	$3,201,494,694
Accumulated undistributed net investment income	155,962
Accumulated net realized loss	(40,877,803)
Unrealized appreciation on investments	423,953,668

Net assets	$3,584,726,521

Class IA
Net asset value, offering and redemption price per share, $1,633,378,433 / 70,281,081 share soutstanding (unlimited amount authorized: $0.01 par value)	$23.24

Class IB
Net asset value, offering and redemption price per share, $1,951,348,088 / 84,359,570 sharesoutstanding (unlimited amount authorized: $0.01 par value)	$23.13

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends	$66,805,974
Interest	332,788
Securities lending (net)	82,802

Total income	67,221,564

EXPENSES
Investment management fees	8,215,704
Distribution fees - Class IB	4,330,001
Administrative fees	945,508
Printing and mailing expenses	395,827
Professional fees	92,527
Custodian fees	85,159
Trustees’ fees	58,303
Miscellaneous	49,391

Total expenses	14,172,420

NET INVESTMENT INCOME	53,049,144

REALIZED AND UNREALIZED GAIN
Realized gain on
Securities	8,446,636
Futures	1,248,264

Net realized gain	9,694,900

Change in unrealized appreciation on:
Securities	270,833,404
Futures	198,025

Net change in unrealized appreciation	271,031,429

NET REALIZED AND UNREALIZED GAIN	280,726,329

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$333,775,473

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$53,049,144	$34,565,964
Net realized gain on investments	9,694,900	1,935,112
Net change in unrealized appreciation on investments	271,031,429	612,739,486

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	333,775,473	649,240,562

DIVIDENDS:
Dividends from net investment income
Class IA	(26,269,443)	(21,055,994)
Class IB	(26,409,615)	(17,092,908)

TOTAL DIVIDENDS	(52,679,058)	(38,148,902)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 5,483,699 and 6,089,788 shares, respectively ]	119,942,414	113,575,924
Capital shares issued in reinvestment of dividends [ 1,147,763 and 1,014,444 shares, respectively ]	26,269,443	21,055,994
Capital shares repurchased [ (9,343,997) and (8,373,738) shares, respectively ]	(204,462,464)	(153,707,941)

Total Class IA transactions	(58,250,607)	(19,076,023)

Class IB
Capital shares sold [ 19,104,038 and 29,087,055 shares, respectively ]	415,600,315	540,132,998
Capital shares issued in reinvestment of dividends [ 1,159,253 and 827,731 shares, respectively ]	26,409,615	17,092,908
Capital shares repurchased [ (10,585,982) and (6,314,587) shares, respectively ]	(229,747,105)	(116,331,177)

Total Class IB transactions	212,262,825	440,894,729

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	154,012,218	421,818,706

TOTAL INCREASE IN NET ASSETS	435,108,633	1,032,910,366
NET ASSETS:
Beginning of year	3,149,617,888	2,116,707,522

End of year (a)	$3,584,726,521	$3,149,617,888

(a) Includes accumulated undistributed net investment income of	$155,962	$75,633

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $180,432,280) (Securities on loan at market value $15,385,804)	$202,279,854
Receivable for securities sold	6,793,205
Receivable from Separate Accounts for Trust shares sold	353,744
Dividends, interest and other receivables	140,387
Other assets	248

Total assets	209,567,438

LIABILITIES
Collateral held for loaned securities	15,636,121
Payable for securities purchased	497,857
Investment management fees payable	96,085
Distribution fees payable - Class IB	40,091
Administrative fees payable	8,304
Trustees’ fees payable	1,175
Payable to Separate Accounts for Trust shares redeemed	717
Accrued expenses	37,499

Total liabilities	16,317,849

NET ASSETS	$193,249,589

Net assets were comprised of:
Paid in capital	$170,622,849
Accumulated undistributed net investment income	67,070
Accumulated undistributed net realized gain	712,096
Unrealized appreciation on investments	21,847,574

Net assets	$193,249,589

Class IA
Net asset value, offering and redemption price per share, $89,434 / 9,961 shares outstanding (unlim- ited amount authorized: $ 0.01 par value)	$8.98

Class IB
Net asset value, offering and redemption price per share, $193,160,155 / 21,574,055 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$8.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends	$1,386,958
Interest	57,870
Securities lending (net)	24,927

Total income	1,469,755

EXPENSES
Investment management fees	982,286
Distribution fees - Class IB	377,600
Administrative fees	68,256
Professional fees	41,295
Custodian fees	28,835
Printing and mailing expenses	19,467
Trustees’ fees	2,383
Miscellaneous	5,701

Gross expenses	1,525,823
Less: Waiver of investment management fees	(91,070)
Fees paid indirectly	(557,706)

Net expenses	877,047

NET INVESTMENT INCOME	592,708

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	2,302,093
Net change in unrealized appreciation on securities	9,370,570

NET REALIZED AND UNREALIZED GAIN	11,672,663

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,265,371

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$592,708	$(175,760)
Net realized gain on investments	2,302,093	4,967,141
Net change in unrealized appreciation on investments	9,370,570	12,883,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,265,371	17,674,735

DIVIDENDS:
Dividends from net investment income
Class IA	(468)	—
Class IB	(524,868)	—

TOTAL DIVIDENDS	(525,336)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,111 and 768 shares, respectively ]	9,359	5,414
Capital shares issued in reinvestment of dividends [ 53 and 0 shares, respectively ]	468	—
Capital shares repurchased [ (66) and (120) shares, respectively ]	(556)	(836)

Total Class IA transactions	9,271	4,578

Class IB
Capital shares sold [ 11,751,557 and 10,234,420 shares, respectively ]	99,136,367	76,370,700
Capital shares issued in reinvestment of dividends [ 59,541 and 0 shares, respectively ]	524,868	—
Capital shares repurchased [ (3,310,709) and (1,300,792) shares, respectively ]	(27,895,039)	(9,511,873)

Total Class IB transactions	71,766,196	66,858,827

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	71,775,467	66,863,405

TOTAL INCREASE IN NET ASSETS	83,515,502	84,538,140
NET ASSETS:
Beginning of year	109,734,087	25,195,947

End of year (a)	$193,249,589	$109,734,087

(a) Includes accumulated undistributed (overdistributed) net investment income of	$67,070	$(302)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $1,106,465,502) (Securities on loan at market value $129,185,536)	$1,301,718,429
Foreign cash (Cost $332,358)	340,950
Receivable for securities sold	8,954,832
Receivable from Separate Accounts for Trust shares sold	1,734,476
Dividends, interest and other receivables	878,888
Other assets	1,323

Total assets	1,313,628,898

LIABILITIES
Collateral held for loaned securities	131,664,881
Payable for securities purchased.	11,185,328
Investment management fees payable	658,360
Distribution fees payable - Class IB	237,115
Payable to Separate Accounts for Trust shares redeemed	107,750
Administrative fees payable	31,766
Trustees’ fees payable	8,583
Accrued expenses	118,844

Total liabilities	144,012,627

NET ASSETS	$1,169,616,271

Net assets were comprised of:
Paid in capital	$943,157,975
Accumulated overdistributed net investment income	(35,077)
Accumulated undistributed net realized gain	31,231,249
Unrealized appreciation on investments	195,262,124

Net assets	$1,169,616,271

Class IA
Net asset value, offering and redemption price per share, $7,930,925 / 712,253 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.13

Class IB
Net asset value, offering and redemption price per share, $1,161,685,346 / 104,850,759 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.08

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $19,979 foreign withholding tax)	$12,106,421
Interest	501,463
Securities lending (net)	333,043

Total income	12,940,927

EXPENSES
Investment management fees	6,590,398
Distribution fees - Class IB	2,340,998
Administrative fees	282,178
Custodian fees	133,581
Printing and mailing expenses	116,784
Professional fees	48,468
Trustees’ fees	14,906
Miscellaneous	14,269

Gross expenses	9,541,582
Less: Waiver of investment management fees	(133,611)
Fees paid indirectly	(321,853)

Net expenses	9,086,118

NET INVESTMENT INCOME	3,854,809

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	94,194,364
Foreign currency transactions	(104,167)

Net realized gain	94,090,197

Change in unrealized appreciation on:
Securities	57,557,524
Foreign currency translations	8,471

Net change in unrealized appreciation	57,565,995

NET REALIZED AND UNREALIZED GAIN	151,656,192

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$155,511,001

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,854,809	$(435,080)
Net realized gain on investments and foreign currency transactions	94,090,197	47,959,292
Net change in unrealized appreciation on investments and foreign currency translations	57,565,995	142,964,387

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	155,511,001	190,488,599

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(44,552)	—
Class IB	(3,799,468)	—

	(3,844,020)	—

Distributions from net realized capital gains
Class IA	(410,578)	—
Class IB	(62,207,307)	—

	(62,617,885)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(66,461,905)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 402,209 and 269,055 shares, respectively ]	4,170,965	2,323,228
Capital shares issued in reinvestment of dividends and distributions [ 41,899 and 0 shares, respectively ]	455,130	—
Capital shares repurchased [ (9,959) and (5,981) shares, respectively ]	(102,306)	(49,077)

Total Class IA transactions	4,523,789	2,274,151

Class IB
Capital shares sold [ 28,908,310 and 43,706,692 shares, respectively ]	299,211,645	364,744,569
Capital shares issued in reinvestment of dividends and distributions [ 6,111,158 and 0 shares, respectively ]	66,006,775	—
Capital shares repurchased [ (8,224,945) and (5,266,171) shares, respectively ]	(84,106,964)	(42,628,831)

Total Class IB transactions	281,111,456	322,115,738

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	285,635,245	324,389,889

TOTAL INCREASE IN NET ASSETS	374,684,341	514,878,488
NET ASSETS:
Beginning of year	794,931,930	280,053,442

End of year (a)	$1,169,616,271	$794,931,930

(a) Includes accumulated overdistributed net investment income of	$(35,077)	$(200,887)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $1,406,897,862) (Securities on loan at market value $196,408,750)	$1,622,028,522
Cash	24,611
Foreign cash (Cost $2)	2
Receivable for securities sold	30,352,973
Dividends, interest and other receivables	1,130,187
Receivable from Separate Accounts for Trust shares sold	808,844
Other assets	732

Total assets	1,654,345,871

LIABILITIES
Collateral held for loaned securities	201,029,145
Payable for securities purchased	4,202,914
Investment management fees payable	897,626
Payable to Separate Accounts for Trust shares redeemed	859,358
Distribution fees payable - Class IB	297,657
Administrative fees payable	47,084
Trustees’ fees payable	23,141
Accrued expenses	138,753

Total liabilities	207,495,678

NET ASSETS	$1,446,850,193

Net assets were comprised of:
Paid in capital	$1,204,154,802
Accumulated overdistributed net investment income	(203,827)
Accumulated undistributed net realized gain	27,768,558
Unrealized appreciation on investments	215,130,660

Net assets	$1,446,850,193

Class IA
Net asset value, offering and redemption price per share, $8,177,515 / 581,975 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.05

Class IB
Net asset value, offering and redemption price per share, $1,438,672,678 / 102,781,085 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.00

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $46,222 foreign withholding tax)	$11,589,208
Interest	996,805
Securities lending (net)	281,175

Total income	12,867,188

EXPENSES
Investment management fees	9,211,333
Distribution fees - Class IB	3,034,978
Administrative fees	370,232
Recoupment fees	253,796
Custodian fees	155,506
Printing and mailing expenses	153,328
Professional fees	50,813
Trustees’ fees	20,246
Miscellaneous	24,924

Gross expenses	13,275,156
Less: Fees paid indirectly	(242,765)

Net expenses	13,032,391

NET INVESTMENT LOSS	(165,203)

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	59,349,616
Foreign currency transactions	2,208

Net realized gain	59,351,824

Change in unrealized appreciation on:
Securities	157,749,276
Foreign currency translations	7,076

Net change in unrealized appreciation	157,756,352

NET REALIZED AND UNREALIZED GAIN	217,108,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$216,942,973

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(165,203)	$4,810,224
Net realized gain on investments and foreign currency transactions	59,351,824	142,004,780
Net change in unrealized appreciation on investments and foreign currency translations	157,756,352	116,637,549

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	216,942,973	263,452,553

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(133,233)
Class IB	—	(3,485,779)

	—	(3,619,012)

Distributions from net realized capital gains
Class IA	(2,896,511)	—
Class IB	(115,655,204)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(118,551,715)	(3,619,012)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,124,309 and 866,418 shares, respectively ]	14,857,737	9,542,028
Capital shares issued in reinvestment of dividends and distributions [ 224,570 and 10,378 shares, respectively ]	2,896,511	133,233
Capital shares repurchased [ (2,792,962) and (757,472) shares, respectively ]	(38,753,899)	(8,179,501)

Total Class IA transactions	(20,999,651)	1,495,760

Class IB
Capital shares sold [ 19,963,600 and 25,077,453 shares, respectively ]	262,741,578	270,759,189
Capital shares issued in reinvestment of dividends and distributions [ 9,003,841 and 271,794 shares, respectively ]	115,655,204	3,485,779
Capital shares repurchased [ (10,146,371) and (7,107,263) shares, respectively ]	(133,352,916)	(76,896,594)

Total Class IB transactions	245,043,866	197,348,374

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	224,044,215	198,844,134

TOTAL INCREASE IN NET ASSETS	322,435,473	458,677,675
NET ASSETS:
Beginning of year	1,124,414,720	665,737,045

End of year (a)	$1,446,850,193	$1,124,414,720

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(203,827)	$1,212,022

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $273,785,356) (Securities on loan at market value $ 12,402,028)	$325,583,698
Receivable from Separate Accounts for Trust shares sold	257,693
Dividends, interest and other receivables	160,104
Other assets	180

Total assets	326,001,675

LIABILITIES
Collateral held for loaned securities	12,656,358
Payable to Separate Accounts for Trust shares redeemed	566,269
Investment management fees payable	211,583
Distribution fees payable - Class IB	64,854
Administrative fees payable	13,082
Trustees’ fees payable	3,530
Accrued expenses	43,010

Total liabilities	13,558,686

NET ASSETS	$312,442,989

Net assets were comprised of:
Paid in capital	$319,489,812
Accumulated undistributed net investment income	2,499
Accumulated net realized loss	(58,847,664)
Unrealized appreciation on investments	51,798,342

Net assets	$312,442,989

Class IA
Net asset value, offering and redemption price per share, $205,744 / 32,180 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.39

Class IB
Net asset value, offering and redemption price per share, $312,237,245 / 49,050,296 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.37

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $28,053 foreign withholding tax)	$3,704,484
Interest	179,697
Securities lending (net)	41,321

Total income	3,925,502

EXPENSES
Investment management fees	2,500,559
Distribution fees - Class IB	694,164
Administrative fees	106,279
Professional fees	42,240
Printing and mailing expenses	33,821
Custodian fees	28,355
Trustees’ fees	4,523
Miscellaneous	7,953

Gross expenses	3,417,894
Less: Waiver of investment management fees	(222,772)

Net expenses	3,195,122

NET INVESTMENT INCOME	730,380

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	9,881,488
Net change in unrealized appreciation on securities	22,617,554

NET REALIZED AND UNREALIZED GAIN	32,499,042

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,229,422

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$730,380	$(466,033)
Net realized gain (loss) on investments	9,881,488	(15,678,136)
Net change in unrealized appreciation on investments	22,617,554	65,310,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	33,229,422	49,166,630

DIVIDENDS:
Dividends from net investment income
Class IA	(991)	—
Class IB	(725,167)	—

TOTAL DIVIDENDS	(726,158)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,206 and 15,363 shares, respectively ]	42,237	73,153
Capital shares issued in reinvestment of dividends [ 157 and 0 shares, respectively ]	991	—
Capital shares repurchased [ (1,814) and (4,555) shares, respectively ]	(10,598)	(21,692)

Total Class IA transactions	32,630	51,461

Class IB
Capital shares sold [ 11,270,326 and 16,496,398 shares, respectively ]	65,909,642	81,747,676
Capital shares issued in reinvestment of dividends [ 115,761 and 0 shares, respectively ]	725,167	—
Capital shares repurchased [ (8,090,289) and (6,480,625) shares, respectively ]	(47,209,849)	(32,121,953)

Total Class IB transactions	19,424,960	49,625,723

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	19,457,590	49,677,184

TOTAL INCREASE IN NET ASSETS	51,960,854	98,843,814
NET ASSETS:
Beginning of year	260,482,135	161,638,321

End of year (a)	$312,442,989	$260,482,135

(a) Includes accumulated undistributed (overdistributed) net investment income of	$2,499	$(1,723)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $1,717,147,669) (Securities on loan at market value $242,018,461)	$1,728,119,138
Cash	1,808,439
Receivable for forward commitments	249,106,531
Dividends, interest and other receivables	8,202,752
Receivable from Separate Accounts for Trust shares sold	1,000,106
Unrealized appreciation of forward foreign currency contracts	12,803
Other assets	23,959

Total assets	1,988,273,728

LIABILITIES
Overdraft payable of foreign cash (Cost $42,422)	42,422
Payable for forward commitments	689,509,168
Collateral held for loaned securities	79,468,801
Payable for securities purchased	4,050,000
Investment management fees payable	447,469
Payable to Separate Accounts for Trust shares redeemed	308,999
Distribution fees payable - Class IB	252,716
Variation margin payable on futures contracts	212,640
Administrative fees payable	51,520
Trustees’ fees payable	16,106
Accrued expenses	122,972

Total liabilities	774,482,813

NET ASSETS	$1,213,790,915

Net assets were comprised of:
Paid in capital	$1,206,513,039
Accumulated overdistributed net investment income	(347,750)
Accumulated net realized loss	(3,117,085)
Unrealized appreciation on investments	10,742,711

Net assets	$1,213,790,915

Class IA
Net asset value, offering and redemption price per share, $5,714,545 / 512,984 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.14

Class IB
Net asset value, offering and redemption price per share, $1,208,076,370 / 108,358,931 shares outstand-ing (unlimited amount authorized: $0.01 par value)	$11.15

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Interest (net of $4,510 foreign withholding tax)	$38,708,331
Securities lending (net)	261,932

Total income	38,970,263

EXPENSES
Investment management fees	5,020,255
Distribution fees - Class IB	2,833,554
Administrative fees	350,107
Printing and mailing expenses	136,867
Custodian fees	85,067
Professional fees	50,763
Trustees’ fees	18,677
Miscellaneous	20,686

Total expenses	8,515,976

NET INVESTMENT INCOME	30,454,287

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	18,147,603
Futures	(152,739)
Foreign currency transactions	(252,623)

Net realized gain	17,742,241

Change in unrealized appreciation (depreciation) on:
Securities	(2,884,484)
Futures	(152,718)
Foreign currency translations	17,244

Net change in unrealized depreciation	(3,019,958)

NET REALIZED AND UNREALIZED GAIN	14,722,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,176,570

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$30,454,287	$27,050,582
Net realized gain on investments and foreign currency transactions	17,742,241	12,074,528
Net change in unrealized depreciation on investments and foreign currency translations	(3,019,958)	(8,897,740)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	45,176,570	30,227,370

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(158,873)	(57,909)
Class IB	(30,232,019)	(29,592,757)

	(30,390,892)	(29,650,666)

Distributions from net realized capital gains
Class IA	(92,968)	(10,851)
Class IB	(20,281,407)	(6,644,195)

	(20,374,375)	(6,655,046)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(50,765,267)	(36,305,712)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 335,274 and 182,833 shares, respectively ]	3,814,618	2,083,775
Capital shares issued in reinvestment of dividends and distributions [ 22,656 and 6,136 shares, respectively ]	251,841	68,760
Capital shares repurchased [ (34,753) and (10,877) shares, respectively ]	(388,975)	(124,095)

Total Class IA transactions	3,677,484	2,028,440

Class IB
Capital shares sold [ 21,429,990 and 40,115,227 shares, respectively ]	243,478,348	456,539,615
Capital shares issued in reinvestment of dividends and distributions [ 4,540,988 and 3,227,921 shares, respectively ]	50,513,426	36,236,952
Capital shares repurchased [ (14,343,028) and (15,261,897) shares, respectively ]	(162,370,272)	(173,237,744)

Total Class IB transactions	131,621,502	319,538,823

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	135,298,986	321,567,263

TOTAL INCREASE IN NET ASSETS	129,710,289	315,488,921
NET ASSETS:
Beginning of year	1,084,080,626	768,591,705

End of year (a)	$1,213,790,915	$1,084,080,626

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(347,750)	$94,518

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JP MORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $584,683,826)	$635,604,044
Cash	2,909
Receivable from Separate Accounts for Trust shares sold	5,522,317
Dividends, interest and other receivables	1,901,090
Receivable for securities sold	906,243

Total assets	643,936,603

LIABILITIES
Investment management fees payable	320,041
Payable to Separate Accounts for Trust shares redeemed	168,630
Distribution fees payable - Class IB	133,324
Recoupment fees payable	55,353
Administrative fees payable	29,615
Trustees’ fees payable	25,241
Accrued expenses	83,154

Total liabilities	815,358

NET ASSETS	$643,121,245

Net assets were comprised of:
Paid in capital	$629,594,201
Accumulated undistributed net investment income	1,094,224
Accumulated net realized loss	(38,487,398)
Unrealized appreciation on investments	50,920,218

Net assets	$643,121,245

Class IA
Net asset value, offering and redemption price per share, $128,644 / 10,460 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.30

Class IB
Net asset value, offering and redemption price per share, $642,992,601 / 52,174,467 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.32

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $2,600 foreign withholding tax)	$13,548,350
Interest	87,564
Securities lending (net)	15,953

Total income	13,651,867

EXPENSES
Investment management fees	3,673,106
Distribution fees - Class IB	1,530,177
Administrative fees	203,189
Recoupment fees	189,414
Custodian fees	78,887
Printing and mailing expenses	72,683
Professional fees	45,020
Trustees’ fees	10,422
Miscellaneous	13,194

Gross expenses	5,816,092
Less: Fees paid indirectly	(1,106,274)

Net expenses	4,709,818

NET INVESTMENT INCOME	8,942,049

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	65,718,214
Options written	17,035

Net realized gain	65,735,249

Net change in unrealized depreciation on securities	(11,247,362)

NET REALIZED AND UNREALIZED GAIN	54,487,887

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,429,936

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,942,049	$7,544,975
Net realized gain (loss) on investments and foreign currency transactions	65,735,249	(36,707,947)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(11,247,362)	159,055,502

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,429,936	129,892,530

DIVIDENDS:
Dividends from net investment income
Class IA	(1,881)	(1,501)
Class IB	(7,911,806)	(7,401,117)

TOTAL DIVIDENDS	(7,913,687)	(7,402,618)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 796 and 3,672 shares, respectively ]	9,262	31,096
Capital shares issued in reinvestment of dividends [ 156 and 137 shares, respectively ]	1,881	1,501
Capital shares repurchased [ (107) and (77) shares, respectively ]	(1,238)	(775)

Total Class IA transactions	9,905	31,822

Class IB
Capital shares sold [ 5,325,646 and 10,193,401 shares, respectively ]	62,023,474	98,456,730
Capital shares issued in reinvestment of dividends [ 652,835 and 673,013 shares, respectively ]	7,911,806	7,401,117
Capital shares repurchased [ (8,330,045) and (8,722,354) shares, respectively ]	(96,223,845)	(85,347,981)

Total Class IB transactions	(26,288,565)	20,509,866

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(26,278,660)	20,541,688

TOTAL INCREASE IN NET ASSETS	29,237,589	143,031,600
NET ASSETS:
Beginning of year	613,883,656	470,852,056

End of year (a)	$643,121,245	$613,883,656

(a) Includes accumulated undistributed net investment income of	$1,094,224	$124,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $1,238,922,473) (Securities on loan at market value $89,085,650)	$1,412,002,674
Receivable for securities sold	5,320,794
Receivable from Separate Accounts for Trust shares sold	1,369,233
Dividends, interest and other receivables	1,013,075
Other assets	1,471

Total assets	1,419,707,247

LIABILITIES
Collateral held for loaned securities	90,794,274
Payable for securities purchased	1,970,723
Payable to Separate Accounts for Trust shares redeemed	1,547,100
Investment management fees payable	801,814
Distribution fees payable - Class IB	213,882
Administrative fees payable	33,389
Trustees’ fees payable	10,461
Accrued expenses	97,066

Total liabilities	95,468,709

NET ASSETS	$1,324,238,538

Net assets were comprised of:
Paid in capital	$1,122,895,999
Accumulated undistributed net investment income	2,058,688
Accumulated undistributed net realized gain	26,203,650
Unrealized appreciation on investments	173,080,201

Net assets	$1,324,238,538

Class IA
Net asset value, offering and redemption price per share, $281,509,248 / 20,084,982 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.02

Class IB
Net asset value, offering and redemption price per share, $1,042,729,290 / 74,348,070 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.02

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $4,400 foreign withholding tax)	$11,287,092
Interest	418,444
Securities lending (net)	495,401

Total income	12,200,937

EXPENSES
Investment management fees	7,776,521
Distribution fees - Class IB	2,061,901
Administrative fees	305,952
Printing and mailing expenses	131,048
Recoupment fees	70,811
Custodian fees	69,370
Professional fees	49,276
Trustees’ fees	16,559
Miscellaneous	13,318

Gross expenses	10,494,756
Less: Fees paid indirectly	(2,072,465)

Net expenses	8,422,291

NET INVESTMENT INCOME	3,778,646

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	140,104,743
Net change in unrealized appreciation on securities	35,595,640

NET REALIZED AND UNREALIZED GAIN	175,700,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$179,479,029

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,778,646	$2,932,675
Net realized gain on investments	140,104,743	25,253,256
Net change in unrealized appreciation on investments	35,595,640	154,950,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	179,479,029	183,136,405

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(903,347)	(825,882)
Class IB	(812,551)	(2,061,759)

	(1,715,898)	(2,887,641)

Distributions from net realized capital gains
Class IA	(26,347,738)	(1,083,231)
Class IB	(98,740,625)	(4,189,535)

	(125,088,363)	(5,272,766)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(126,804,261)	(8,160,407)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,851,515 and 13,258,825 shares, respectively ]	67,077,311	153,466,842
Capital shares issued in reinvestment of dividends and distributions [ 1,981,455 and 146,620 shares, respectively ]	27,251,085	1,909,113
Capital shares repurchased [ (119,088) and (40,215) shares, respectively ]	(1,653,925)	(481,798)

Total Class IA transactions	92,674,471	154,894,157

Class IB
Capital shares sold [ 21,367,990 and 24,994,422 shares, respectively ]	295,791,520	277,353,044
Capital shares issued in reinvestment of dividends and distributions [ 7,234,868 and 479,786 shares, respectively ]	99,553,176	6,251,294
Capital shares repurchased [ (6,103,424) and (4,119,642) shares, respectively ]	(83,719,014)	(44,302,570)

Total Class IB transactions	311,625,682	239,301,768

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	404,300,153	394,195,925

TOTAL INCREASE IN NET ASSETS	456,974,921	569,171,923
NET ASSETS:
Beginning of year	867,263,617	298,091,694

End of year (a)	$1,324,238,538	$867,263,617

(a) Includes accumulated undistributed net investment income of	$2,058,688	$659,587

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS
Investments at value (Cost $1,658,331,450)
(Securities on loan at market value $102,721,475)	$1,974,914,333
Foreign cash (Cost $1,510)	1,603
Receivable for securities sold	9,782,664
Receivable from Separate Accounts for Trust shares sold	2,397,666
Dividends, interest and other receivables	1,572,800
Other assets	3,043

Total assets	1,988,672,109

LIABILITIES
Collateral held for loaned securities	104,584,654
Payable for securities purchased	44,899,527
Investment management fees payable	1,254,406
Payable to Separate Accounts for Trust shares redeemed	403,626
Distribution fees payable - Class IB	260,017
Administrative fees payable	47,465
Trustees’ fees payable	11,301
Accrued expenses	146,233

Total liabilities	151,607,229

NET ASSETS	$1,837,064,880

Net assets were comprised of:
Paid in capital	$1,499,021,186
Accumulated overdistributed net investment income	(8,298)
Accumulated undistributed net realized gain	21,468,663
Unrealized appreciation on investments	316,583,329

Net assets	$1,837,064,880

Class IA
Net asset value, offering and redemption price per share, $579,356,603 / 39,497,992 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$14.67

Class IB
Net asset value, offering and redemption price per share, $1,257,708,277 / 86,216,698 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$14.59

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
INVESTMENT INCOME
Dividends (net of $72,798 foreign withholding tax)	$12,653,406
Interest	1,095,974
Securities lending (net).	34,125

Total income	13,783,505

EXPENSES
Investment management fees	12,878,542
Distribution fees - Class IB	2,610,102
Administrative fees	423,369
Printing and mailing expenses	181,782
Custodian fees	127,273
Professional fees	52,641
Trustees’ fees	23,152
Miscellaneous	19,723

Gross expenses	16,316,584
Less: Waiver of investment management fees	(599,124)
Fees paid indirectly	(493,766)

Net expenses	15,223,694

NET INVESTMENT LOSS	(1,440,189)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	27,431,708
Foreign currency transactions	(504,157)

Net realized gain	26,927,551

Change in unrealized appreciation on:
Securities	149,090,031
Foreign currency translations	533,926

Net change in unrealized appreciation	149,623,957

NET REALIZED AND UNREALIZED GAIN	176,551,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$175,111,319

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,440,189)	$(1,496,165)
Net realized gain on investments and foreign currency transactions	26,927,551	367,352
Net change in unrealized appreciation on investments and foreign currency translations	149,623,957	173,795,470

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	175,111,319	172,666,657

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 14,127,478 and 25,658,994 shares, respectively ]	187,038,150	308,655,345
Capital shares repurchased [ (186,132) and (110,002) shares, respectively ]	(2,469,344)	(1,358,481)

Total Class IA transactions	184,568,806	307,296,864

Class IB
Capital shares sold [ 25,528,114 and 51,277,357 shares, respectively ]	337,345,198	593,214,560
Capital shares repurchased [ (7,763,939) and (3,048,237) shares, respectively ]	(101,920,428)	(34,891,238)

Total Class IB transactions	235,424,770	558,323,322

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	419,993,576	865,620,186

TOTAL INCREASE IN NET ASSETS	595,104,895	1,038,286,843
NET ASSETS:
Beginning of year	1,241,959,985	203,673,142

End of year (a)	$1,837,064,880	$1,241,959,985

(a) Includes accumulated overdistributed net investment income of	$(8,298)	$(5,856)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $1,974,863,764) (Securities on loan at market value $112,067,956)	$2,236,400,662
Dividends, interest and other receivables.	2,884,707
Receivable for securities sold	2,775,858
Receivable from Separate Accounts for Trust shares sold	2,050,699
Other assets	1,948

Total assets	2,244,113,874

LIABILITIES
Collateral held for loaned securities	114,509,153
Payable for securities purchased	30,134,771
Payable to Separate Accounts for Trust shares redeemed	1,922,636
Investment management fees payable	992,198
Distribution fees payable - Class IB	303,082
Administrative fees payable	59,701
Trustees’ fees payable	17,307
Accrued expenses	143,055

Total liabilities	148,081,903

NET ASSETS	$2,096,031,971

Net assets were comprised of:
Paid in capital	$1,835,225,052
Accumulated undistributed net investment income	125,788
Accumulated net realized loss	(855,767)
Unrealized appreciation on investments	261,536,898

Net assets	$2,096,031,971

Class IA
Net asset value, offering and redemption price per share, $636,239,777 / 41,109,557 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.48

Class IB
Net asset value, offering and redemption price per share, $1,459,792,194 / 94,155,964 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.50

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $141,711 foreign withholding tax)	$28,736,320
Interest	1,024,745
Securities lending (net)	218,411

Total income	29,979,476

EXPENSES
Investment management fees	10,013,611
Distribution fees - Class IB	3,173,437
Administrative fees	495,302
Printing and mailing expenses	215,140
Professional fees	55,516
Custodian fees	33,777
Trustees’ fees	27,609
Miscellaneous	23,898

Gross expenses	14,038,290
Less: Fees paid indirectly	(322,407)

Net expenses	13,715,883

NET INVESTMENT INCOME	16,263,593

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	109,655,837
Net change in unrealized appreciation on securities	63,838,560

NET REALIZED AND UNREALIZED GAIN	173,494,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$189,757,990

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,263,593	$7,845,247
Net realized gain on investments	109,655,837	6,141,226
Net change in unrealized appreciation on investments	63,838,560	284,121,898

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	189,757,990	298,108,371

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(5,997,333)	(2,430,210)
Class IB	(10,482,292)	(5,070,589)

	(16,479,625)	(7,500,799)

Distributions from net realized capital gains
Class IA	(25,156,567)	—
Class IB	(58,912,785)	—

	(84,069,352)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(100,548,977)	(7,500,799)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 15,013,491 and 24,075,977 shares, respectively ]	227,350,421	309,557,188
Capital shares issued in reinvestment of dividends and distributions [ 2,049,570 and 168,726 shares, respectively ]	31,153,900	2,430,210
Capital shares repurchased [ (124,396) and (80,077) shares, respectively ]	(1,883,973)	(1,062,820)

Total Class IA transactions	256,620,348	310,924,578

Class IB
Capital shares sold [ 20,213,042 and 24,434,325 shares, respectively ]	305,804,577	303,356,646
Capital shares issued in reinvestment of dividends and distributions [ 4,556,938 and 351,433 shares, respectively ]	69,395,077	5,070,589
Capital shares repurchased [ (7,821,924) and (7,883,597) shares, respectively ]	(118,447,948)	(97,138,171)

Total Class IB transactions	256,751,706	211,289,064

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	513,372,054	522,213,642

TOTAL INCREASE IN NET ASSETS	602,581,067	812,821,214
NET ASSETS:
Beginning of year	1,493,450,904	680,629,690

End of year (a)	$2,096,031,971	$1,493,450,904

(a) Includes accumulated undistributed net investment income of	$125,788	$341,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $844,445,677) (Securities on loan at market value $92,323,788)	$983,356,336
Cash	13,057,156
Foreign cash (Cost $239)	246
Receivable from Separate Accounts for Trust shares sold	1,874,438
Dividends, interest and other receivables	1,287,815
Other assets	225

Total assets	999,576,216

LIABILITIES
Collateral held for loaned securities	97,304,218
Payable to Separate Accounts for Trust shares redeemed	985,043
Investment management fees payable	622,287
Distribution fees payable - Class IB	181,245
Recoupment fees payable	106,456
Administrative fees payable	33,901
Trustees’ fees payable	25,278
Accrued expenses	189,571

Total liabilities	99,447,999

NET ASSETS	$900,128,217

Net assets were comprised of:
Paid in capital	$850,861,313
Accumulated overdistributed net investment income	(3,974,827)
Accumulated net realized loss	(85,858,092)
Unrealized appreciation on investments	139,099,823

Net assets	$900,128,217

Class IA
Net asset value, offering and redemption price per share, $5,598,128 / 429,797 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.03

Class IB
Net asset value, offering and redemption price per share, $894,530,089 / 68,673,341 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.03

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $2,240,078 foreign withholding tax)	$16,950,456
Interest	28,355
Securities lending (net)	457,302

Total income	17,436,113

EXPENSES
Investment management fees	6,132,449
Distribution fees - Class IB	1,794,210
Custodian fees	581,112
Administrative fees	230,461
Recoupment fees	114,018
Printing and mailing expenses	88,009
Professional fees	47,238
Trustees’ fees	11,913
Miscellaneous	14,214

Gross expenses	9,013,624
Less: Fees paid indirectly	(582,525)

Net expenses	8,431,099

NET INVESTMENT INCOME	9,005,014

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	53,439,250
Foreign currency transactions	(51,584)

Net realized gain	53,387,666

Change in unrealized appreciation on:
Securities	90,682,714
Foreign currency translations	54,146

Net change in unrealized appreciation	90,736,860

NET REALIZED AND UNREALIZED GAIN	144,124,526

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,129,540

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,005,014	$6,439,544
Net realized gain on investments and foreign currency transactions	53,387,666	28,983,098
Net change in unrealized appreciation on investments and foreign currency translations	90,736,860	114,219,786

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	153,129,540	149,642,428

DIVIDENDS:
Dividends from net investment income
Class IA	(87,269)	(43,551)
Class IB	(12,191,992)	(13,412,533)

TOTAL DIVIDENDS	(12,279,261)	(13,456,084)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 234,847 and 188,076 shares, respectively ]	2,702,569	1,785,025
Capital shares issued in reinvestment of dividends [ 6,965 and 4,098 shares, respectively ]	87,269	43,551
Capital shares repurchased [ (11,098) and (5,544) shares, respectively ]	(126,908)	(53,594)

Total Class IA transactions	2,662,930	1,774,982

Class IB
Capital shares sold [ 16,143,259 and 34,466,584 shares, respectively ].	187,311,762	311,338,570
Capital shares issued in reinvestment of dividends [ 973,281 and 1,263,038 shares, respectively ]	12,191,992	13,412,533
Capital shares repurchased [ (10,596,745) and (26,079,709) shares, respectively ]	(120,298,003)	(240,146,220)

Total Class IB transactions	79,205,751	84,604,883

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	81,868,681	86,379,865

TOTAL INCREASE IN NET ASSETS	222,718,960	222,566,209
NET ASSETS:
Beginning of year	677,409,257	454,843,048

End of year (a)	$900,128,217	$677,409,257

(a) Includes accumulated overdistributed net investment income of	$(3,974,827)	$(648,997)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $932,102,875) (Securities on loan at market value $120,177,194)	$1,086,576,811
Receivable for securities sold	2,323,030
Dividends, interest and other receivables	587,007
Receivable from Separate Accounts for Trust shares sold	231,659

Total assets	1,089,718,507

LIABILITIES
Collateral held for loaned securities	122,909,985
Payable for securities purchased	3,638,558
Payable to Separate Accounts for Trust shares redeemed	1,569,386
Investment management fees payable	539,532
Distribution fees payable - Class IB	200,517
Administrative fees payable	48,071
Trustees’ fees payable	36,627
Accrued expenses	108,470

Total liabilities	129,051,146

NET ASSETS	$960,667,361

Net assets were comprised of:
Paid in capital	$1,810,347,049
Accumulated overdistributed net investment income	(29,772)
Accumulated net realized loss	(1,004,128,768)
Unrealized appreciation on investments	154,478,852

Net assets	$960,667,361

Class IA
Net asset value, offering and redemption price per share, $1,987,809 / 149,180 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.32

Class IB
Net asset value, offering and redemption price per share, $958,679,552 / 73,150,257 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.11

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $81,403 foreign withholding tax)	$5,299,043
Interest	250,601
Securities lending (net)	218,896

Total income	5,768,540

EXPENSES
Investment management fees	6,162,494
Distribution fees - Class IB	2,299,036
Administrative fees	280,791
Printing and mailing expenses.	111,327
Custodian fees	107,170
Professional fees	31,935
Trustees’ fees	16,109
Miscellaneous	19,222

Gross expenses	9,028,084
Less: Fees paid indirectly	(372,575)

Net expenses	8,655,509

NET INVESTMENT LOSS	(2,886,969)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	97,368,422
Foreign currency transactions	(40,998)

Net realized gain	97,327,424

Change in unrealized appreciation on:
Securities	18,344,008
Foreign currency translations	1,602

Net change in unrealized appreciation	18,345,610

NET REALIZED AND UNREALIZED GAIN	115,673,034

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$112,786,065

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,886,969)	$(2,863,212)
Net realized gain on investments and foreign currency transactions	97,327,424	4,921,087
Net change in unrealized appreciation on investments and foreign currency translations	18,345,610	218,864,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	112,786,065	220,922,302

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 462,600 and 977,568 shares, respectively ]	5,624,463	9,962,740
Capital shares repurchased [ (2,685,495) and (1,089,096) shares, respectively ]	(35,163,683)	(11,080,129)

Total Class IA transactions	(29,539,220)	(1,117,389)

Class IB
Capital shares sold [ 5,753,493 and 10,391,638 shares, respectively ]	68,971,200	105,591,784
Capital shares repurchased [ (13,029,454) and (14,197,821) shares, respectively ]	(155,466,193)	(142,125,129)

Total Class IB transactions	(86,494,993)	(36,533,345)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(116,034,213)	(37,650,734)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,248,148)	183,271,568
NET ASSETS:
Beginning of year	963,915,509	780,643,941

End of year (a)	$960,667,361	$963,915,509

(a) Includes accumulated overdistributed net investment income of	$(29,772)	$(33,907)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $309,688,423) (Securities on loan at market value $16,144,587)	$357,973,900
Cash	3,153
Dividends, interest and other receivables	360,159
Receivable from Separate Accounts for Trust shares sold	119,409
Other assets	101

Total assets	358,456,722

LIABILITIES
Collateral held for loaned securities	16,454,767
Investment management fees payable	171,754
Payable for securities purchased	128,080
Payable to Separate Accounts for Trust shares redeemed	73,969
Distribution fees payable - Class IB	71,540
Recoupment fees payable	17,043
Administrative fees payable	14,730
Trustees’ fees payable	5,021
Accrued expenses	58,051

Total liabilities	16,994,955

NET ASSETS	$341,461,767

Net assets were comprised of:
Paid in capital	$349,879,092
Accumulated undistributed net investment income	18,831
Accumulated net realized loss	(56,726,687)
Unrealized appreciation on investments	48,290,531

Net assets	$341,461,767

Class IA
Net asset value, offering and redemption price per share, $115,591 / 12,216 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.46

Class IB
Net asset value, offering and redemption price per share, $341,346,176 / 36,043,616 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.47

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $25,545 foreign withholding tax)	$4,697,964
Interest	99,648
Securities lending (net)	16,251

Total income	4,813,863

EXPENSES
Investment management fees	1,920,258
Distribution fees - Class IB	799,853
Administrative fees	117,997
Custodian fees	60,882
Recoupment fees	47,012
Professional fees	42,568
Printing and mailing expenses	38,277
Trustees’ fees	5,236
Miscellaneous	8,415

Gross expenses	3,040,498
Less: Fees paid indirectly	(117,397)

Net expenses	2,923,101

NET INVESTMENT INCOME	1,890,762

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	15,401,269
Foreign currency transactions	(21,327)

Net realized gain	15,379,942

Change in unrealized appreciation on:
Securities	17,794,259
Foreign currency translations	6,355

Net change in unrealized appreciation	17,800,614

NET REALIZED AND UNREALIZED GAIN	33,180,556

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,071,318

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,890,762	$1,688,019
Net realized gain (loss) on investments and foreign currency transactions	15,379,942	(365,905)
Net change in unrealized appreciation on investments and foreign currency translations	17,800,614	50,040,085

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	35,071,318	51,362,199

DIVIDENDS:
Dividends from net investment income
Class IA	(914)	(768)
Class IB	(1,858,247)	(1,679,906)

TOTAL DIVIDENDS	(1,859,161)	(1,680,674)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 769 and 190 shares, respectively ]	6,633	1,541
Capital shares issued in reinvestment of dividends [ 98 and 92 shares, respectively ]	914	768
Capital shares repurchased [ (106) and (24) shares, respectively ]	(918)	(198)

Total Class IA transactions	6,629	2,111

Class IB
Capital shares sold [ 5,294,568 and 11,336,873 shares, respectively ]	45,886,225	86,365,043
Capital shares issued in reinvestment of dividends [ 198,909 and 200,211 shares, respectively ]	1,858,247	1,679,906
Capital shares repurchased [ (5,946,972) and (3,597,946) shares, respectively ]	(51,589,896)	(26,859,954)

Total Class IB transactions	(3,845,424)	61,184,995

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,838,795)	61,187,106

TOTAL INCREASE IN NET ASSETS	29,373,362	110,868,631
NET ASSETS:
Beginning of year	312,088,405	201,219,774

End of year (a)	$341,461,767	$312,088,405

(a) Includes accumulated undistributed net investment income of	$18,831	$8,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Amortized Cost $1,373,954,440)	$1,373,954,440
Receivable from Separate Accounts for Trust shares sold	4,181,895
Dividends, interest and other receivables	1,264,367

Total assets	1,379,400,702

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	5,134,457
Investment management fees payable	399,994
Distribution fees payable - Class IB	165,703
Administrative fees payable	79,846
Trustees’ fees payable	67,817
Accrued expenses	209,820

Total liabilities	6,057,637

NET ASSETS	$1,373,343,065

Net assets were comprised of:
Paid in capital	$1,373,424,242
Accumulated undistributed net investment income	16,798
Accumulated net realized loss	(97,975)

Net assets	$1,373,343,065

Class IA
Net asset value, offering and redemption price per share, $598,718,123 / 57,807,580 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.36

Class IB
Net asset value, offering and redemption price per share, $774,624,942 / 75,187,906 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.30

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$21,659,646

EXPENSES
Investment management fees	5,218,907
Distribution fees - Class IB	2,221,494
Administrative fees	477,388
Printing and mailing expenses	180,798
Professional fees	63,090
Trustees’ fees	28,890
Custodian fees	13,181
Miscellaneous	30,470

Total expenses	8,234,218

NET INVESTMENT INCOME	13,425,428

REALIZED GAIN
Net realized gain on securities	184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,425,612

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,425,428	$12,819,041
Net realized gain on investments	184	8,075

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,425,612	12,827,116

DIVIDENDS:
Dividends from net investment income
Class IA	(6,697,706)	(6,518,879)
Class IB	(6,679,800)	(6,328,855)

TOTAL DIVIDENDS	(13,377,506)	(12,847,734)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 41,751,227 and 47,005,910 shares, respectively ]	434,310,836	489,468,312
Capital shares issued in reinvestment of dividends [ 647,136 and 629,008 shares, respectively ]	6,697,706	6,518,879
Capital shares repurchased [ (52,683,487) and (59,988,790) shares, respectively ]	(548,158,778)	(624,819,639)

Total Class IA transactions	(107,150,236)	(128,832,448)

Class IB
Capital shares sold [ 75,888,752 and 133,602,124 shares, respectively ]	784,272,474	1,382,453,650
Capital shares issued in reinvestment of dividends [ 648,763 and 613,863 shares, respectively ]	6,679,800	6,328,855
Capital shares repurchased [ (92,724,119) and (160,004,125) shares, respectively ]	(958,599,192)	(1,655,970,678)

Total Class IB transactions	(167,646,918)	(267,188,173)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(274,797,154)	(396,020,621)

TOTAL DECREASE IN NET ASSETS	(274,749,048)	(396,041,239)
NET ASSETS:
Beginning of year	1,648,092,113	2,044,133,352

End of year (a)	$1,373,343,065	$1,648,092,113

(a) Includes accumulated undistributed (overdistributed) net investment income of	$16,798	$(31,124)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY DIVERSIFIED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $1,485,635)	$1,793,002
Receivable from investment manager	21,386
Dividends, interest and other receivables	2,693
Other assets	16

Total assets	1,817,097

LIABILITIES
Administrative fees payable	2,596
Payable to Separate Accounts for Trust shares redeemed	1,084
Trustees’ fees payable	10
Accrued expenses	35,707

Total liabilities	39,397

NET ASSETS	$1,777,700

Net assets were comprised of:
Paid in capital	$1,447,639
Accumulated undistributed net investment income	72
Accumulated undistributed net realized gain	22,622
Unrealized appreciation on investments	307,367

Net assets	$1,777,700

Class IA
Net asset value, offering and redemption price per share, $1,777,700 / 148,821 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $3 foreign withholding tax)	$18,255
Interest	272

Total income	18,527

EXPENSES
Professional fees	38,310
Administrative fees	27,662
Custodian fees	14,057
Investment management fees	8,079
Printing and mailing expenses	210
Trustees’ fees	203
Transfer agent fees	52
Miscellaneous	1,837

Gross expenses	90,410
Less: Waiver of investment management fees	(8,079)
Reimbursement from investment manager	(63,783)
Fees paid indirectly	(93)

Net expenses	18,455

NET INVESTMENT INCOME	72

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	151,973
Net change in unrealized appreciation on securities	118,419

NET REALIZED AND UNREALIZED GAIN	270,392

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$270,464

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$72	$3,645
Net realized gain (loss) on investments	151,973	(22,072)
Net change in unrealized appreciation on investments	118,419	396,627

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	270,464	378,200

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(3,645)	(15,441)
Distributions from net realized capital gains	(32,195)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(35,840)	(15,441)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,519 and 5,561 shares, respectively ]	37,864	48,085
Capital shares issued in reinvestment of dividends and distributions [ 3,088 and 1,651 shares, respectively ]	35,840	15,441
Capital shares repurchased [ (11,048) and (29,233) shares, respectively ]	(119,284)	(252,773)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(45,580)	(189,247)

TOTAL INCREASE IN NET ASSETS	189,044	173,512
NET ASSETS:
Beginning of year	1,588,656	1,415,144

End of year (a)	$1,777,700	$1,588,656

(a) Includes accumulated undistributed net investment income of	$72	$3,645

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY EQUITY GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $1,308,270)	$1,576,331
Receivable from investment manager	22,300
Dividends, interest and other receivables	2,372
Other assets	16

Total assets	1,601,019

LIABILITIES
Administrative fees payable	2,591
Payable to Separate Accounts for Trust shares redeemed	1,046
Trustees’ fees payable	8
Accrued expenses	37,202

Total liabilities	40,847

NET ASSETS	$1,560,172

Net assets were comprised of:
Paid in capital	$1,345,156
Accumulated net realized loss	(53,045)
Unrealized appreciation on investments	268,061

Net assets	$1,560,172

Class IA
Net asset value, offering and redemption price per share, $1,560,172 / 81,805 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.07

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$15,682
Interest	311

Total income	15,993

EXPENSES
Professional fees	39,276
Administrative fees	27,638
Custodian fees	13,896
Investment management fees	7,080
Printing and mailing expenses	818
Trustees’ fees	177
Transfer agent fees	47
Miscellaneous	1,673

Gross expenses	90,605
Less: Waiver of investment management fees	(7,080)
Reimbursement from investment manager	(67,273)
Fees paid indirectly	(78)

Net expenses	16,174

NET INVESTMENT LOSS	(181)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	130,399
Net change in unrealized appreciation on securities	109,766

NET REALIZED AND UNREALIZED GAIN	240,165

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$239,984

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(181)	$6,519
Net realized gain (loss) on investments	130,399	(73,962)
Net change in unrealized appreciation on investments	109,766	419,349

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	239,984	351,906

DIVIDENDS:
Class IA
Dividends from net investment income	(6,519)	(4,341)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,001 and 2,733 shares, respectively ]	101,274	37,699
Capital shares issued in reinvestment of dividends [ 391 and 298 shares, respectively ]	6,519	4,341
Capital shares repurchased [ (11,155) and (10,991) shares, respectively ]	(187,035)	(154,149)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(79,242)	(112,109)

TOTAL INCREASE IN NET ASSETS	154,223	235,456
NET ASSETS:
Beginning of year	1,405,949	1,170,493

End of year (a)	$1,560,172	$1,405,949

(a) Includes accumulated undistributed net investment income of	$—	$6,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $10,397,614)	$12,595,112
Cash	8
Dividends, interest and other receivables	39,375
Receivable from investment manager	13,777
Other assets	128

Total assets	12,648,400

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	14,126
Administrative fees payable	2,886
Trustees’ fees payable	66
Accrued expenses	37,774

Total liabilities	54,852

NET ASSETS	$12,593,548

Net assets were comprised of:
Paid in capital	$10,127,959
Accumulated overdistributed net investment income	(13)
Accumulated undistributed net realized gain	268,104
Unrealized appreciation on investments	2,197,498

Net assets	$12,593,548

Class IA
Net asset value, offering and redemption price per share, $12,593,548 / 766,189 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.44

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $4,642 foreign withholding tax)	$323,094
Interest	481

Total income	323,575

EXPENSES
Investment management fees	59,376
Professional fees	39,264
Administrative fees	28,968
Custodian fees	14,277
Printing and mailing expenses	7,002
Trustees’ fees	1,490
Transfer agent fees	395
Miscellaneous	10,465

Gross expenses	161,237
Less: Waiver of investment management fees	(42,188)
Fees paid indirectly	(323)

Net expenses	118,726

NET INVESTMENT INCOME	204,849

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	1,445,946
Foreign currency transactions	32

Net realized gain	1,445,978

Change in unrealized appreciation (depreciation) on:
Securities	524,755
Foreign currency translations	(6)

Net change in unrealized appreciation	524,749

NET REALIZED AND UNREALIZED GAIN	1,970,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,175,576

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$204,849	$211,298
Net realized gain on investments and foreign currency transactions	1,445,978	121,321
Net change in unrealized appreciation on investments and foreign currency translations	524,749	2,198,954

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,175,576	2,531,573

DIVIDENDS AND DISTRIBUTIONS:
Class IA
Dividends from net investment income	(414,481)	(184,636)
Distributions from net realized capital gains	(1,103,158)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,517,639)	(184,636)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 11,379 and 16,745 shares, respectively ]	187,478	226,354
Capital shares issued in reinvestment of dividends and distributions [ 93,671 and 13,707 shares, respectively ]	1,517,639	184,636
Capital shares repurchased [ (64,664) and (94,861) shares, respectively ]	(1,076,025)	(1,271,557)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	629,092	(860,567)

TOTAL INCREASE IN NET ASSETS	1,287,029	1,486,370
NET ASSETS:
Beginning of year	11,306,519	9,820,149

End of year (a)	$12,593,548	$11,306,519

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(13)	$209,353

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $122,648,854)	$123,507,075
Dividends, interest and other receivables	915,236
Receivable for securities sold	9,535
Other assets	1,481

Total assets	124,433,327

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	85,174
Investment management fees payable	67,257
Administrative fees payable	5,983
Trustees’ fees payable	880
Accrued expenses	68,147

Total liabilities	227,441

NET ASSETS	$124,205,886

Net assets were comprised of:
Paid in capital	$123,184,596
Accumulated overdistributed net investment income	(138)
Accumulated net realized undistributed gain	163,207
Unrealized appreciation on investments	858,221

Net assets	$124,205,886

Class IA
Net asset value, offering and redemption price per share, $124,205,886 / 11,129,807 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.16

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$4,407,309
Securities lending (net)	30,931

Total income	4,438,240

EXPENSES
Investment management fees	645,803
Administrative fees	78,394
Insurance fees	74,455
Professional fees	57,460
Custodian fees	36,003
Trustees’ fees	16,467
Printing and mailing expenses	16,279
Transfer agent fees	4,186
Miscellaneous	40,274

Total expenses	969,321

NET INVESTMENT INCOME	3,468,919

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	209,378
Net change in unrealized depreciation on securities	(1,732,342)

NET REALIZED AND UNREALIZED LOSS	(1,522,964)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,945,955

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,468,919	$3,707,851
Net realized gain on investments	209,378	741,052
Net change in unrealized depreciation on investments	(1,732,342)	(2,143,631)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,945,955	2,305,272

DIVIDENDS AND DISTRIBUTIONS:
Class IA
Dividends from net investment income	(7,193,620)	(3,692,028)
Distributions from net realized capital gains	(546,833)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,740,453)	(3,692,028)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,773,737 and 3,015,285 shares, respectively ]	20,726,352	35,726,121
Capital shares issued in reinvestment of dividends and distributions [ 684,322 and 316,098 shares, respectively ]	7,740,453	3,692,027
Capital shares repurchased [ (2,697,307) and (3,779,225) shares, respectively ]	(31,438,747)	(44,749,389)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,971,942)	(5,331,241)

TOTAL DECREASE IN NET ASSETS	(8,766,440)	(6,717,997)
NET ASSETS:
Beginning of year	132,972,326	139,690,323

End of year (a)	$124,205,886	$132,972,326

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(138)	$3,710,958

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY INTERMEDIATE TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments at value (Cost $59,522,773)	$61,505,609
Dividends, interest and other receivables	758,607
Other assets	652

Total assets	62,264,868

LIABILITIES
Investment management fees payable	30,563
Payable to Separate Accounts for Trust shares redeemed	30,189
Administrative fees payable	4,276
Trustees’ fees payable	512
Accrued expenses	491,097

Total liabilities	556,637

NET ASSETS	$61,708,231

Net assets were comprised of:
Paid in capital	$59,676,277
Accumulated overdistributed net investment income	(69)
Accumulated undistributed net realized gain	49,187
Unrealized appreciation on investments	1,982,836

Net assets	$61,708,231

Class IA
Net asset value, offering and redemption price per share, $61,708,231 / 5,774,893 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.69

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$3,133,519
Securities lending (net)	990

Total income	3,134,509

EXPENSES
Investment management fees	336,545
Administrative fees	48,054
Professional fees	38,684
Insurance fees	38,020
Custodian fees	24,017
Trustees’ fees	8,681
Printing and mailing expenses	8,327
Transfer agent fees	2,179
Miscellaneous	20,863

Gross expenses	525,370
Less: Waiver of investment management fees	(20,773)

Net expenses	504,597

NET INVESTMENT INCOME	2,629,912

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	490,812
Net change in unrealized depreciation on securities	(1,652,248)

NET REALIZED AND UNREALIZED LOSS	(1,161,436)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,468,476

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,629,912	$3,520,127
Net realized gain on investments	490,812	713,509
Net change in unrealized depreciation on investments	(1,652,248)	(1,934,421)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,468,476	2,299,215

DIVIDENDS AND DISTRIBUTIONS:
Class IA
Dividends from net investment income	(6,173,483)	(3,870,899)
Distributions from net realized capital gains	(95,150)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,268,633)	(3,870,899)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 364,618 and 526,585 shares, respectively ]	4,214,876	6,265,621
Capital shares issued in reinvestment of dividends and distributions [ 574,703 and 334,274 shares, respectively ]	6,268,633	3,870,899
Capital shares repurchased [ (1,545,702) and (2,295,375) shares, respectively ]	(17,746,925)	(27,292,416)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(7,263,416)	(17,155,896)

TOTAL DECREASE IN NET ASSETS	(12,063,573)	(18,727,580)
NET ASSETS:
Beginning of year	73,771,804	92,499,384

End of year (a)	$61,708,231	$73,771,804

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(69)	$3,538,203

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY LONG TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $91,507,814)	$99,347,043
Dividends, interest and other receivables	1,381,672
Other assets	929

Total assets	100,729,644

LIABILITIES
Overdraft payable	7,646
Investment management fees payable	59,597
Payable to Separate Accounts for Trust shares redeemed	45,037
Administrative fees payable	5,293
Trustees’ fees payable	703
Accrued expenses	50,661

Total liabilities	168,937

NET ASSETS	$100,560,707

Net assets were comprised of:
Paid in capital	$92,567,466
Accumulated overdistributed net investment income	(109)
Accumulated undistributed net realized gain	154,121
Unrealized appreciation on investments	7,839,229

Net assets	$100,560,707

Class IA
Net asset value, offering and redemption price per share, $100,560,707 / 7,428,618 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.54

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$5,577,153
Dividends	34,000
Securities lending (net)	3,277

Total income	5,614,430

EXPENSES
Investment management fees	515,960
Administrative fees	65,516
Insurance fees	57,393
Professional fees	39,058
Custodian fees	36,236
Trustees’ fees	13,105
Printing and mailing expenses	13,029
Transfer agent fees	3,355
Miscellaneous	34,706

Gross expenses	778,358
Less: Waiver of investment management fees	(3,969)

Net expenses	774,389

NET INVESTMENT INCOME	4,840,041

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	1,163,022
Net change in unrealized appreciation on securities	1,773,431

NET REALIZED AND UNREALIZED GAIN	2,936,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,776,494

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,840,041	$5,503,477
Net realized gain on investments	1,163,022	1,907,857
Net change in unrealized appreciation (depreciation) on investments	1,773,431	(2,000,865)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,776,494	5,410,469

DIVIDENDS AND DISTRIBUTIONS:
Class IA
Dividends from net investment income	(10,349,349)	(6,418,907)
Distributions from net realized capital gains	(2,900,811)	(44,410)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,250,160)	(6,463,317)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 542,182 and 1,265,735 shares, respectively ]	7,833,045	18,722,822
Capital shares issued in reinvestment of dividends and distributions [ 969,120 and 454,204 shares, respectively ]	13,250,160	6,463,317
Capital shares repurchased [ (1,619,702) and (2,370,869) shares, respectively ]	(23,373,832)	(34,740,864)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,290,627)	(9,554,725)

TOTAL DECREASE IN NET ASSETS	(7,764,293)	(10,607,573)
NET ASSETS:
Beginning of year	108,325,000	118,932,573

End of year (a)	$100,560,707	$108,325,000

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(109)	$5,493,253

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Amortized Cost $178,447,724)	$178,447,724
Cash	19
Dividends, interest and other receivables	319,937
Other assets	1,722

Total assets	178,769,402

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	309,330
Investment management fees payable	87,971
Administrative fees payable	8,219
Trustees’ fees payable	1,595
Accrued expenses	1,481,121

Total liabilities	1,888,236

NET ASSETS	$176,881,166

Net assets were comprised of:
Paid in capital	$176,881,606
Accumulated overdistributed net investment income	(208)
Accumulated net realized loss	(232)

Net assets	$176,881,166

Class IA
Net asset value, offering and redemption price per share, $176,881,166 / 176,881,834 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$2,955,303

EXPENSES
Investment management fees	826,232
Insurance fees	117,709
Administrative fees	85,157
Custodian fees	45,665
Professional fees	39,757
Trustees’ fees	27,046
Printing and mailing expenses	25,023
Transfer agent fees	6,781
Miscellaneous	72,626

Gross expenses	1,245,996
Less: Waiver of investment management fees	(211,112)

Net expenses	1,034,884

NET INVESTMENT INCOME	1,920,419

REALIZED LOSS
Net realized loss on securities	(1,038)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,919,381

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,920,419	$2,578,293
Net realized loss on investments	(1,038)	(1,424,210)
Net increase from payments by affiliate	—	1,424,210

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,919,381	2,578,293

DIVIDENDS:
Class IA
Dividends from net investment income	(1,920,049)	(2,578,293)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 97,416,078 and 297,703,936 shares, respectively ]	97,416,078	297,703,936
Capital shares issued in reinvestment of dividends [ 1,920,049 and 2,578,293 shares, respectively ]	1,920,049	2,578,293
Capital shares repurchased [ (158,148,159) and (381,366,680) shares, respectively ]	(158,148,159)	(381,366,680)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(58,812,032)	(81,084,451)

TOTAL DECREASE IN NET ASSETS	(58,812,700)	(81,084,451)
NET ASSETS:
Beginning of year	235,693,866	316,778,317

End of year (a)	$176,881,166	$235,693,866

(a) Includes accumulated overdistributed net investment income of	$(208)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $515,358,003) (Securities on loan at market value $110,590,554)	$611,365,232
Cash	341,408
Dividends, interest and other receivables	582,351
Receivable from Separate Accounts for Trust shares sold	438,688
Variation margin receivable on futures contracts	5,700
Other assets	637

Total assets	612,734,016

LIABILITIES
Collateral held for loaned securities	113,461,960
Payable to Separate Accounts for Trust shares redeemed	228,550
Investment management fees payable	103,251
Distribution fees payable - Class IB	99,428
Administrative fees payable	14,927
Trustees’ fees payable	4,749
Accrued expenses	92,003

Total liabilities	114,004,868

NET ASSETS	$498,729,148

Net assets were comprised of:
Paid in capital	$401,054,508
Accumulated undistributed net investment income	62,989
Accumulated undistributed net realized gain	1,371,272
Unrealized appreciation on investments	96,240,379

Net assets	$498,729,148

Class IA
Net asset value, offering and redemption price per share, $18,361,339 / 1,547,237 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.87

Class IB
Net asset value, offering and redemption price per share, $480,367,809 / 40,483,389 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.87

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $1,158 foreign withholding tax)	$4,966,563
Interest	91,885
Securities lending (net)	294,375

Total income	5,352,823

EXPENSES
Investment management fees	1,019,205
Distribution fees - Class IB	986,223
Recoupment fees	175,694
Custodian fees	159,010
Administrative fees	135,854
Printing and mailing expenses	50,986
Professional fees	18,468
Trustees’ fees	6,502
Miscellaneous	8,421

Total expenses	2,560,363

NET INVESTMENT INCOME	2,792,460

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	18,398,508
Futures	272,011
Foreign currency transactions	(989)

Net realized gain	18,669,530

Change in unrealized appreciation (depreciation) on:
Securities	48,117,964
Futures	166,200
Foreign currency translations	(33)

Net change in unrealized appreciation	48,284,131

NET REALIZED AND UNREALIZED GAIN	66,953,661

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,746,121

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,792,460	$916,117
Net realized gain on investments and foreign currency transactions	18,669,530	1,622,140
Net change in unrealized appreciation on investments and foreign currency translations	48,284,131	69,852,093

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	69,746,121	72,390,350

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(138,263)	(31,737)
Class IB	(2,452,349)	(680,026)

	(2,590,612)	(711,763)

Distributions from net realized capital gains
Class IA	(558,787)	—
Class IB	(14,741,257)	—

	(15,300,044)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(17,890,656)	(711,763)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,228,469 and 1,555,765 shares, respectively ]	24,549,551	14,806,791
Capital shares issued in reinvestment of dividends and distributions [ 59,645 and 3,085 shares, respectively ]	697,050	31,737
Capital shares repurchased [ (1,453,777) and (858,014) shares, respectively ]	(16,101,599)	(8,122,086)

Total Class IA transactions	9,145,002	6,716,442

Class IB
Capital shares sold [ 17,221,347 and 18,802,089 shares, respectively ]	188,677,225	167,084,437
Capital shares issued in reinvestment of dividends and distributions [ 1,471,245 and 66,100 shares, respectively ]	17,193,606	680,026
Capital shares repurchased [ (8,745,534) and (2,153,289) shares, respectively ]	(95,238,084)	(18,540,892)

Total Class IB transactions	110,632,747	149,223,571

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	119,777,749	155,940,013

TOTAL INCREASE IN NET ASSETS	171,633,214	227,618,600

NET ASSETS:
Beginning of year	327,095,934	99,477,334

End of year (a)	$498,729,148	$327,095,934

(a) Includes accumulated undistributed net investment income of	$62,989	$207,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004

ASSETS
Investments at value (Cost $3,367,109)	$3,753,686
Receivable for securities sold	42,565
Receivable from investment manager	16,280
Receivable from Separate Accounts for Trust shares sold	10,824
Dividends, interest and other receivables	298

Total assets	3,823,653

LIABILITIES
Payable for securities purchased	90,618
Professional fees payable	13,059
Administrative fees payable	2,667
Distribution fees payable - Class IB	715
Trustees’ fees payable	2
Accrued expenses	4,211

Total liabilities	111,272

NET ASSETS	$3,712,381

Net assets were comprised of:
Paid in capital	$3,271,522
Accumulated net investment loss	(2)
Accumulated undistributed net realized gain	54,284
Unrealized appreciation on investments	386,577

Net assets	$3,712,381

Class IA
Net asset value, offering and redemption price per share, $114,403 / 10,000 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.44

Class IB
Net asset value, offering and redemption price per share, $3,597,978 / 314,695 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.43

STATEMENT OF OPERATIONS For the Period October 1, 2004* to December 31, 2004

INVESTMENT INCOME
Dividends	$1,457
Interest	412

Total income	1,869

EXPENSES
Professional fees	37,001
Administrative fees	7,789
Investment management fees	6,700
Custodian fees	6,000
Distribution fees - Class IB	1,906
Printing and mailing expenses	123
Trustees’ fees	5
Miscellaneous	500

Gross expenses	60,024
Less: Waiver of investment management fees	(6,700)
Reimbursement from investment manager	(43,126)
Fees paid indirectly	(158)

Net expenses	10,040

NET INVESTMENT LOSS	(8,171)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	62,453
Net change in unrealized appreciation on securities	386,577

NET REALIZED AND UNREALIZED GAIN	449,030

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$440,859

STATEMENT OF CHANGES IN NET ASSETS

October 1, 2004* to December 31, 2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(8,171)
Net realized gain on investments	62,453
Net change in unrealized appreciation on investments	386,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	440,859

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 24,695 shares ]	271,522

TOTAL INCREASE IN NET ASSETS	712,381
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$3,712,381

(a) Includes accumulated net investment loss of	$(2)

* Commencement of operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2004	2003	2002	2001(e)	2000(e)
Net asset value, beginning of year	$15.47	$10.49	$15.70	$17.98	$26.17

Income from investment operations:
Net investment income	0.21	0.12	0.12	0.12	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.01	5.09	(5.32)	(1.97)	(3.82)

Total from investment operations	2.22	5.21	(5.20)	(1.85)	(3.67)

Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.01)	(0.11)	(0.15)
Distributions from realized gains	—	—	—	(0.32)	(4.37)

Total dividends and distributions	(0.20)	(0.23)	(0.01)	(0.43)	(4.52)

Net asset value, end of year	$17.49	$15.47	$10.49	$15.70	$17.98

Total return	14.40%	49.89%	(33.15)%	(10.50)%	(14.03)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,847,618	$7,472,301	$5,382,662	$9,577,763	$11,797,888
Ratio of expenses to average net assets:
After fees paid indirectly	0.43%	0.52%	0.49%	N/A	N/A
Before fees paid indirectly	0.52%	0.54%	0.54%	0.53%	0.47%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.23%	0.93%	0.82%	N/A	N/A
Before fees paid indirectly	1.14%	0.91%	0.77%	0.67%	0.61%
Portfolio turnover rate	47%	92%	136%	40%	43%

	Year Ended December 31,
Class IB	2004	2003	2002	2001(e)	2000(e)
Net asset value, beginning of year	$15.38	$10.40	$15.61	$17.88	$26.05

Income from investment operations:
Net investment income	0.15	0.08	0.08	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.02	5.06	(5.28)	(1.95)	(3.78)

Total from investment operations	2.17	5.14	(5.20)	(1.88)	(3.70)

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.01)	(0.07)	(0.10)
Distributions from realized gains	—	—	—	(0.32)	(4.37)

Total dividends and distributions	(0.16)	(0.16)	(0.01)	(0.39)	(4.47)

Net asset value, end of year	$17.39	$15.38	$10.40	$15.61	$17.88

Total return	14.12%	49.58%	(33.34)%	(10.73)%	(14.25)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,320,683	$1,884,006	$1,124,684	$1,831,258	$1,918,284
Ratio of expenses to average net assets:
After fees paid indirectly	0.68%	0.77%	0.74%	N/A	N/A
Before fees paid indirectly	0.77%	0.79%	0.79%	0.78%	0.72%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.98%	0.68%	0.57%	N/A	N/A
Before fees paid indirectly	0.89%	0.66%	0.52%	0.43%	0.35%
Portfolio turnover rate	47%	92%	136%	40%	43%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003	2002	2001(e)	2000(e)
Net asset value, beginning of year	$16.62	$12.87	$16.56	$17.70	$18.24

Income from investment operations:
Net investment income	0.30	0.22	0.22	0.19	0.17
Net realized and unrealized gain (loss) on investments	1.80	3.73	(3.70)	(0.44)	1.35

Total from investment operations	2.10	3.95	(3.48)	(0.25)	1.52

Less distributions:
Dividends from net investment income	(0.30)	(0.20)	(0.21)	(0.17)	(0.16)
Distributions from realized gains	—	—	—	(0.72)	(1.90)

Total dividends and distributions	(0.30)	(0.20)	(0.21)	(0.89)	(2.06)

Net asset value, end of year	$18.42	$16.62	$12.87	$16.56	$17.70

Total return	12.67%	30.72%	(21.03)%	(1.30)%	8.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,473,864	$1,382,192	$1,126,754	$1,568,312	$1,418,245
Ratio of expenses to average net assets:
After fees paid indirectly	0.55%	0.60%	0.60%	N/A	N/A
Before fees paid indirectly	0.61%	0.63%	0.64%	0.63%	0.61%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.69%	1.48%	1.38%	N/A	N/A
Before fees paid indirectly	1.63%	1.45%	1.34%	1.08%	0.92%
Portfolio turnover rate	41%	49%	75%	81%	57%

	Year Ended December 31
Class IB	2004	2003	2002	2001(e)	2000(e)
Net asset value, beginning of year	$16.52	$12.79	$16.47	$17.61	$18.16

Income from investment operations:
Net investment income	0.24	0.15	0.16	0.13	0.13
Net realized and unrealized gain (loss) on investments	1.81	3.74	(3.66)	(0.42)	1.34

Total from investment operations	2.05	3.89	(3.50)	(0.29)	1.47

Less distributions:
Dividends from net investment income	(0.25)	(0.16)	(0.18)	(0.13)	(0.12)
Distributions from realized gains	—	—	—	(0.72)	(1.90)

Total dividends and distributions	(0.25)	(0.16)	(0.18)	(0.85)	(2.02)

Net asset value, end of year	$18.32	$16.52	$12.79	$16.47	$17.61

Total return	12.45%	30.42%	(21.28)%	(1.52)%	8.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,409,379	$1,124,808	$653,809	$673,499	$464,600
Ratio of expenses to average net assets:
After fees paid indirectly	0.80%	0.85%	0.85%	N/A	N/A
Before fees paid indirectly	0.86%	0.88%	0.89%	0.88%	0.86%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.44%	1.23%	1.13%	N/A	N/A
Before fees paid indirectly	1.38%	1.20%	1.09%	0.83%	0.71%
Portfolio turnover rate	41%	49%	75%	81%	57%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)	2002	2001(e)	2000(e)
Net asset value, beginning of year	$10.11	$10.30	$9.88	$9.46	$9.18

Income from investment operations:
Net investment income	0.32	0.26	0.27	0.37	0.55
Net realized and unrealized gain (loss) on investments	(0.09)	(0.02)	0.60	0.41	0.30

Total from investment operations	0.23	0.24	0.87	0.78	0.85

Less distributions:
Dividends from net investment income	(0.33)	(0.33)	(0.24)	(0.36)	(0.56)
Distributions from realized gains	(0.01)	(0.10)	(0.21)	—	(0.01)

Total dividends and distributions	(0.34)	(0.43)	(0.45)	(0.36)	(0.57)

Net asset value, end of year	$10.00	$10.11	$10.30	$9.88	$9.46

Total return	2.13%	2.45%	8.81%	8.23%	9.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$296,399	$344,547	$391,662	$241,071	$142,822
Ratio of expenses to average net assets	0.56%	0.57%	0.59%	0.62%	0.58%
Ratio of net investment income to average net assets	2.95%	2.51%	3.20%	4.84%	5.83%
Portfolio turnover rate	274%	477%	622%	463%	541%

	Year Ended December 31,
Class IB	2004	2003(e)	2002	2001(e)	2000(e)
Net asset value, beginning of year	$10.05	$10.24	$9.83	$9.43	$9.15

Income from investment operations:
Net investment income	0.28	0.23	0.21	0.35	0.52
Net realized and unrealized gain (loss) on investments	(0.08)	(0.02)	0.64	0.39	0.31

Total from investment operations	0.20	0.21	0.85	0.74	0.83

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.23)	(0.34)	(0.54)
Distributions from realized gains	(0.01)	(0.10)	(0.21)	—	(0.01)

Total dividends and distributions	(0.31)	(0.40)	(0.44)	(0.34)	(0.55)

Net asset value, end of year	$9.94	$10.05	$10.24	$9.83	$9.43

Total return	1.97%	2.10%	8.58%	7.98%	8.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$595,497	$630,578	$545,598	$204,870	$71,267
Ratio of expenses to average net assets	0.81%	0.82%	0.84%	0.87%	0.83%
Ratio of net investment income to average net assets	2.70%	2.26%	2.95%	4.59%	5.55%
Portfolio turnover rate	274%	477%	622%	463%	541%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO(h)(m)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003	2002	2001	2000(e)
Net asset value, beginning of year	$9.62	$7.24	$8.03	$10.62	$15.03

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.11	0.01	0.02	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.64	2.43	(0.80)	(2.42)	(3.33)

Total from investment operations	1.77	2.54	(0.79)	(2.40)	(3.34)

Less distributions:
Dividends from net investment income	(0.22)	(0.16)	—	—	(0.05)
Distributions from realized gains	—	—	—	(0.19)	(1.02)

Total dividends and distributions	(0.22)	(0.16)	—	(0.19)	(1.07)

Net asset value, end of year	$11.17	$9.62	$7.24	$8.03	$10.62

Total return	18.51%	35.28%	(9.84)%	(22.88)%	(22.77)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,212,207	$1,091,319	$876,907	$167,610	$228,325
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	1.02%	N/A	N/A
After waivers and fees paid indirectly	0.83%	0.85%	1.00%	N/A	N/A
Before waivers and fees paid indirectly	0.85%	0.87%	1.04%	1.10%	1.16	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.28%	1.29%	0.60%	N/A	N/A
After waivers and fees paid indirectly	1.30%	1.29%	0.62%	N/A	N/A
Before waivers and fees paid indirectly	1.28%	1.27%	0.58%	0.17%	(0.03	)%(c)
Portfolio turnover rate	60%	59%	47%	77%	80%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$— #	N/A	N/A	N/A

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000(e)
Net asset value, beginning of year	$9.50	$7.13	$7.94	$10.55	$14.96

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.07	0.01	— #	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.61	2.44	(0.82)	(2.42)	(3.33)

Total from investment operations	1.71	2.51	(0.81)	(2.42)	(3.34)

Less distributions:
Dividends from net investment income	(0.19)	(0.14)	—	—	(0.05)
Distributions from realized gains	—	—	—	(0.19)	(1.02)

Total dividends and distributions	(0.19)	(0.14)	—	(0.19)	(1.07)

Net asset value, end of year	$11.02	$9.50	$7.13	$7.94	$10.55

Total return	18.10%	35.27%	(10.20)%	(23.23)%	(22.86)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$667,930	$488,571	$205,496	$36,054	$37,171
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.27%	N/A	N/A
After waivers and fees paid indirectly	1.08%	1.10%	1.25%	N/A	N/A
Before waivers and fees paid indirectly	1.10%	1.12%	1.29%	1.35%	1.41	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.03%	1.04%	0.35%	N/A	N/A
After waivers and fees paid indirectly	1.05%	1.04%	0.37%	N/A	N/A
Before waivers and fees paid indirectly	1.03%	1.02%	0.33%	(0.08)%	(0.28	)%(c)
Portfolio turnover rate	60%	59%	47%	77%	80%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$— #	N/A	N/A	N/A

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003	2002	2001	2000(e)
Net asset value, beginning of year	$6.27	$5.07	$7.35	$9.65	$11.87

Income (loss) from investment operations:
Net investment loss	(0.01)	— #	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.55	1.20	(2.26)	(2.29)	(2.14)

Total from investment operations	0.54	1.20	(2.28)	(2.30)	(2.15)

Less distributions:
Distributions from realized gains	—	—	—	— #	(0.07)

Net asset value, end of year	$6.81	$6.27	$5.07	$7.35	$9.65

Total return	8.61%	23.67%	(31.02)%	(23.83)%	(18.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$405,919	$355,205	$21,361	$39,076	$49,284
Ratio of expenses to average net assets:
After waivers	0.85%	0.90%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly	0.79%	0.89%	0.89%	N/A	N/A
Before waivers and fees paid indirectly	0.95%	0.95%	0.99%	0.96%	0.94%
Ratio of net investment loss to average net assets:
After waivers	(0.15)%	(0.10)%	(0.24)%	(0.15)%	(0.12)%
After waivers and fees paid indirectly	(0.09)%	(0.09)%	(0.23)%	N/A	N/A
Before waivers and fees paid indirectly	(0.25)%	(0.15)%	(0.33)%	(0.21)%	(0.16)%
Portfolio turnover rate	77%	77%	99%	140%	127%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$0.01	$— #	$0.01	$— #	$—

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000(e)
Net asset value, beginning of year	$6.20	$5.03	$7.31	$9.62	$11.86

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.54	1.19	(2.25)	(2.28)	(2.14)

Total from investment operations	0.52	1.17	(2.28)	(2.31)	(2.17)

Less distributions:
Distributions from realized gains	—	—	—	— #	(0.07)

Net asset value, end of year	$6.72	$6.20	$5.03	$7.31	$9.62

Total return	8.39%	23.26%	(31.19)%	(24.01)%	(18.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$727,261	$725,650	$580,975	$924,331	$1,341,788
Ratio of expenses to average net assets:
After waivers	1.10%	1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly	1.04%	1.14%	1.14%	N/A	N/A
Before waivers and fees paid indirectly	1.20%	1.20%	1.24%	1.21%	1.19%
Ratio of net investment loss to average net assets:
After waivers	(0.40)%	(0.35)%	(0.49)%	(0.40)%	(0.37)%
After waivers and fees paid indirectly	(0.34)%	(0.34)%	(0.48)%	N/A	N/A
Before waivers and fees paid indirectly	(0.50)%	(0.40)%	(0.58)%	(0.46)%	(0.40)%
Portfolio turnover rate	77%	77%	99%	140%	127%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$0.01	$— #	$0.01	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)	2002(e)	2001(e)	2000(e)
Net asset value, beginning of year	$10.25	$10.17	$9.81	$9.55	$9.11

Income from investment operations:
Net investment income	0.26	0.24	0.32	0.57	0.60
Net realized and unrealized gain on investments and foreign currency transactions	0.15	0.12	0.45	0.22	0.44

Total from investment operations	0.41	0.36	0.77	0.79	1.04

Less distributions:
Dividends from net investment income	(0.27)	(0.15)	(0.28)	(0.53)	(0.60)
Distributions from realized gains	(0.19)	(0.13)	(0.13)	—	—

Total dividends and distributions	(0.46)	(0.28)	(0.41)	(0.53)	(0.60)

Net asset value, end of year	$10.20	$10.25	$10.17	$9.81	$9.55

Total return	3.95%	3.83%	7.91%	8.28%	11.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,627,106	$1,459,282	$341,209	$309,097	$553,109
Ratio of expenses to average net assets	0.56%	0.58%	0.62%	0.60%	0.59%
Ratio of net investment income to average net assets	2.55%	2.35%	3.16%	5.31%	6.34%
Portfolio turnover rate	659%	697%	755%	301%	282%

	Year Ended December 31,
Class IB	2004	2003(e)	2002(e)	2001(e)	2000(e)
Net asset value, beginning of year	$10.19	$10.12	$9.77	$9.52	$9.09

Income from investment operations:
Net investment income	0.23	0.22	0.29	0.51	0.57
Net realized and unrealized gain on investments and foreign currency transactions	0.16	0.11	0.46	0.25	0.45

Total from investment operations	0.39	0.33	0.75	0.76	1.02

Less distributions:
Dividends from net investment income	(0.24)	(0.13)	(0.27)	(0.51)	(0.59)
Distributions from realized gains	(0.19)	(0.13)	(0.13)	—	—

Total dividends and distributions	(0.43)	(0.26)	(0.40)	(0.51)	(0.59)

Net asset value, end of year	$10.15	$10.19	$10.12	$9.77	$9.52

Total return	3.79%	3.56%	7.68%	8.04%	11.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$424,156	$367,273	$189,680	$46,843	$9,159
Ratio of expenses to average net assets	0.81%	0.83%	0.87%	0.85%	0.84%
Ratio of net investment income to average net assets	2.30%	2.10%	2.91%	4.97%	5.98%
Portfolio turnover rate	659%	697%	755%	301%	282%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO(k)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003	2002	2001(e)	2000(e)
Net asset value, beginning of year	$12.75	$9.02	$12.90	$15.06	$15.11

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	1.88	3.75	(3.82)	(1.89)	1.99

Total from investment operations	1.82	3.73	(3.88)	(1.95)	1.92

Less distributions:
Distributions from realized gains	—	—	—	(0.21)	(1.97)

Net asset value, end of year	$14.57	$12.75	$9.02	$12.90	$15.06

Total return	14.27%	41.35%	(30.08)%	(13.03)%	14.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$493,124	$451,408	$317,679	$461,312	$501,596
Ratio of expenses to average net assets:
After fees paid indirectly	0.73%	0.78%	0.81%	N/A	N/A
Before fees paid indirectly	0.81%	0.82%	0.83%	0.81%	0.84%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.48)%	(0.21)%	(0.55)%	N/A	N/A
Before fees paid indirectly	(0.56)%	(0.25)%	(0.57)%	(0.49)%	(0.37)%
Portfolio turnover rate	81%	114%	110%	110%	142%

	Year Ended December 31,
Class IB	2004	2003	2002	2001(e)	2000(e)
Net asset value, beginning of year	$12.54	$8.90	$12.75	$14.92	$15.03

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.04)	(0.08)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	1.84	3.68	(3.77)	(1.88)	1.97

Total from investment operations	1.75	3.64	(3.85)	(1.96)	1.86

Less distributions:
Distributions from realized gains	—	—	—	(0.21)	(1.97)

Net asset value, end of year	$14.29	$12.54	$8.90	$12.75	$14.92

Total return	13.96%	40.90%	(30.20)%	(13.28)%	13.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$639,666	$552,216	$308,406	$387,833	$360,635
Ratio of expenses to average net assets:
After fees paid indirectly	0.98%	1.03%	1.06%	N/A	N/A
Before fees paid indirectly	1.06%	1.07%	1.08%	1.06%	1.09%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.73)%	(0.46)%	(0.80)%	N/A	N/A
Before fees paid indirectly	(0.81)%	(0.50)%	(0.82)%	(0.74)%	(0.62)%
Portfolio turnover rate	81%	114%	110%	110%	142%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO(g)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			May 18, 2001* to December 31, 2001
Class IA	2004	2003	2002
Net asset value, beginning of period	$12.77	$10.03	$11.77	$12.26

Income from investment operations:
Net investment income	0.20	0.18	0.18	0.11
Net realized and unrealized gain (loss) on investments	1.55	2.73	(1.76)	(0.26)

Total from investment operations	1.75	2.91	(1.58)	(0.15)

Less distributions:
Dividends from net investment income	(0.22)	(0.17)	(0.16)	(0.13)
Distributions from realized gains	(0.09)	—	—	(0.21)

Total dividends and distributions	(0.31)	(0.17)	(0.16)	(0.34)

Net asset value, end of period	$14.21	$12.77	$10.03	$11.77

Total return (b)	13.74%	29.07%	(13.42)%	(1.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$49,292	$32,274	$21,214	$18,000
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.70%	0.70%	0.69%	N/A
Before waivers and fees paid indirectly (a)	0.70%	0.70%	0.73%	0.73%
Ratio of net investment income to average net assets:
After waivers (a)	1.74%	1.82%	1.77%	1.69%
After waivers and fees paid indirectly (a)	1.74%	1.82%	1.78%	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.82%	1.75%	1.66%
Portfolio turnover rate	28%	21%	13%	90%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$—	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$12.76	$10.03	$11.77	$11.73	$12.06

Income from investment operations:
Net investment income	0.18	0.15	0.14	0.11	0.09
Net realized and unrealized gain (loss) on investments	1.53	2.73	(1.74)	0.25	(0.33)

Total from investment operations	1.71	2.88	(1.60)	0.36	(0.24)

Less distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.14)	(0.11)	(0.09)
Distributions from realized gains	(0.09)	—	—	(0.21)	—

Total dividends and distributions	(0.27)	(0.15)	(0.14)	(0.32)	(0.09)

Net asset value, end of year	$14.20	$12.76	$10.03	$11.77	$11.73

Total return	13.46%	28.73%	(13.61)%	3.09%	(1.94)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,006,001	$1,508,256	$800,212	$608,741	$176,049
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%	0.95%	0.94%	N/A	N/A
Before waivers and fees paid indirectly	0.95%	0.95%	0.98%	0.98%	0.95%
Ratio of net investment income to average net assets:
After waivers	1.49%	1.57%	1.52%	1.40%	0.91%
After waivers and fees paid indirectly	1.49%	1.57%	1.53%	N/A	N/A
Before waivers and fees paid indirectly	1.49%	1.57%	1.50%	1.37%	0.91%
Portfolio turnover rate	28%	21%	13%	90%	33%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$— #	$— #	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 2, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$7.55	$5.88	$5.64

Income (loss) from investment operations:
Net investment loss	— #	(0.01)	— #
Net realized and unrealized gain on investments	0.29	1.68	0.24

Total from investment operations	0.29	1.67	0.24

Net asset value, end of period	$7.84	$7.55	$5.88

Total return (b)	3.84%	28.40%	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$68	$65	$51
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.75%	0.75%	0.70%
Before waivers and fees paid indirectly (a)	0.94%	1.20%	1.82%
Ratio of net investment loss to average net assets:
After waivers (a)	— %‡‡	(0.20)%	(0.13)%
After waivers and fees paid indirectly (a)	0.05%	(0.15)%	(0.03)%
Before waivers and fees paid indirectly (a)	(0.14)%	(0.60)%	(1.15)%
Portfolio turnover rate	38%	54%	130%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.03	$0.02

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$7.52	$5.88	$7.99	$9.64	$10.76

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.02)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.28	1.66	(2.10)	(1.37)	(0.34)

Total from investment operations	0.27	1.64	(2.11)	(1.39)	(0.35)

Less distributions:
Distributions from realized gains	—	—	—	(0.26)	(0.77)

Net asset value, end of year	$7.79	$7.52	$5.88	$7.99	$9.64

Total return	3.59%	27.89%	(26.41)%	(14.74)%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,244	$33,711	$11,064	$5,898	$3,922
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.00%	1.00%	0.95%	N/A	N/A
Before waivers and fees paid indirectly	1.19%	1.45%	2.07%	2.36%	2.37%
Ratio of net investment loss to average net assets:
After waivers	(0.25)%	(0.45)%	(0.38)%	(0.33)%	(0.11)%
After waivers and fees paid indirectly	(0.20)%	(0.40)%	(0.28)%	N/A	N/A
Before waivers and fees paid indirectly	(0.39)%	(0.85)%	(1.40)%	(1.64)%	(1.43)%
Portfolio turnover rate	38%	54%	130%	46%	81%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.02	$0.04	$0.08	$0.10

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 2, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$11.84	$9.56	$9.28

Income from investment operations:
Net investment income	0.12	0.04	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.57	2.28	0.31

Total from investment operations	0.69	2.32	0.32

Less distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.04)

Net asset value, end of period	$12.43	$11.84	$9.56

Total return (b)	5.81%	24.27%	3.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$126	$117	$51
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.42%	0.68%	0.67%
Before waivers and fees paid indirectly (a)	0.74%	0.78%	0.77%
Ratio of net investment income to average net assets:
After waivers (a)	0.71%	0.35%	0.33%
After waivers and fees paid indirectly (a)	0.99%	0.37%	0.36%
Before waivers and fees paid indirectly (a)	0.67%	0.27%	0.26%
Portfolio turnover rate	133%	62%	147%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$— #	$0.01	$— #

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$11.87	$9.58	$13.03	$17.24	$21.41

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.01	0.01	— #	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.56	2.29	(3.45)	(4.21)	(3.70)

Total from investment operations	0.65	2.30	(3.44)	(4.21)	(3.74)

Less distributions:
Dividends from net investment income	(0.06)	(0.01)	(0.01)	—	—
Distributions from realized gains	—	—	—	—	(0.43)

Total dividends and distributions	(0.06)	(0.01)	(0.01)	—	(0.43)

Net asset value, end of year	$12.46	$11.87	$9.58	$13.03	$17.24

Total return	5.53%	24.05%	(26.39)%	(24.42)%	(17.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$254,282	$263,715	$199,462	$299,380	$397,968
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.67%	0.93%	0.92%	N/A	N/A
Before waivers and fees paid indirectly	0.99%	1.03%	1.02%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers	0.46%	0.10%	0.08%	(0.02)%	(0.25)%
After waivers and fees paid indirectly	0.74%	0.12%	0.11%	N/A	N/A
Before waivers and fees paid indirectly	0.42%	0.02%	0.01%	(0.05)%	(0.23)%
Portfolio turnover rate	133%	62%	147%	95%	81%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$0.01	$0.01	$0.01	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$9.64	$7.35	$8.77

Income from investment operations:
Net investment income	0.09	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.24	2.34	(1.35)

Total from investment operations	1.33	2.41	(1.30)

Less distributions:
Dividends from net investment income	(0.17)	(0.12)	(0.12)

Net asset value, end of period	$10.80	$9.64	$7.35

Total return (b)	13.86%	33.05%	(14.81)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,741	$320	$84
Ratio of expenses to average net assets:
After waivers (a)	0.95%	0.95%	0.95%
After waivers and fees paid indirectly (a)	0.92%	0.93%	0.92%
Before waivers and fees paid indirectly (a)	1.02%	1.06%	1.14%
Ratio of net investment income to average net assets:
After waivers (a)	0.98%	0.90%	0.76%
After waivers and fees paid indirectly (a)	1.01%	0.92%	0.79%
Before waivers and fees paid indirectly (a)	0.91%	0.79%	0.57%
Portfolio turnover rate	19%	12%	23%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01	$0.01

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$9.64	$7.35	$8.77	$11.28	$14.10

Income from investment operations:
Net investment income	0.08	0.05	0.06	0.04	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.23	2.34	(1.37)	(2.38)	(2.68)

Total from investment operations	1.31	2.39	(1.31)	(2.34)	(2.58)

Less distributions:
Dividends from net investment income	(0.14)	(0.10)	(0.11)	(0.14)	(0.07)
Distributions from realized gains	—	—	—	(0.03)	(0.17)

Total dividends and distributions	(0.14)	(0.10)	(0.11)	(0.17)	(0.24)

Net asset value, end of year	$10.81	$9.64	$7.35	$8.77	$11.28

Total return	13.68%	32.54%	(15.00)%	(20.89)%	(19.19)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$609,846	$357,162	$125,521	$101,683	$110,486
Ratio of expenses to average net assets:
After waivers	1.20%	1.20%	1.20%	1.20%	1.20%
After waivers and fees paid indirectly	1.17%	1.18%	1.17%	N/A	N/A
Before waivers and fees paid indirectly	1.27%	1.31%	1.39%	1.39%	1.28%
Ratio of net investment income to average net assets:
After waivers	0.73%	0.65%	0.51%	0.39%	0.37%
After waivers and fees paid indirectly	0.76%	0.67%	0.54%	N/A	N/A
Before waivers and fees paid indirectly	0.66%	0.54%	0.32%	0.20%	0.29%
Portfolio turnover rate	19%	12%	23%	38%	26%
Effect of voluntary expense limitation during the year
Per share benefit to net investment income	$0.01	$0.01	$0.01	$0.02	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO(i)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004(e)	2003
Net asset value, beginning of period	$10.75	$8.22	$10.84

Income from investment operations:
Net investment income	0.10	0.05	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.11	2.54	(2.71)

Total from investment operations	1.21	2.59	(2.60)

Less distributions:
Dividends from net investment income	(0.10)	(0.06)	(0.02)

Net asset value, end of period	$11.86	$10.75	$8.22

Total return (b)	11.28%	31.55%	(23.94)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$523	$210	$82
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.65%	0.68%	0.18%
Before waivers and fees paid indirectly (a)	0.70%	0.72%	0.81%
Ratio of net investment income to average net assets:
After waivers (a)	0.82%	0.63%	0.75%
After waivers and fees paid indirectly (a)	0.87%	0.65%	1.27%
Before waivers and fees paid indirectly (a)	0.82%	0.61%	0.64%
Portfolio turnover rate	20%	24%	222%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$0.01

	Year Ended December 31,
Class IB	2004(e)	2003	2002	2001	2000
Net asset value, beginning of year	$10.76	$8.22	$10.93	$11.18	$10.69

Income from investment operations:
Net investment income	0.07	0.03	0.04	0.02	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.10	2.55	(2.73)	(0.25)	0.59

Total from investment operations	1.17	2.58	(2.69)	(0.23)	0.63

Less distributions:
Dividends from net investment income	(0.07)	(0.04)	(0.02)	(0.02)	(0.04)
Distributions from realized gains	—	—	—	—	(0.10)

Total dividends and distributions	(0.07)	(0.04)	(0.02)	(0.02)	(0.14)

Net asset value, end of year	$11.86	$10.76	$8.22	$10.93	$11.18

Total return	10.89%	31.41%	(24.62)%	(2.04)%	5.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,028,221	$877,404	$563,396	$111,944	$77,959
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.90%	0.93%	0.43%	N/A	N/A
Before waivers and fees paid indirectly	0.95%	0.97%	1.06%	1.05%	1.06%
Ratio of net investment income to average net assets:
After waivers	0.57%	0.38%	0.50%	0.26%	0.47%
After waivers and fees paid indirectly	0.62%	0.40%	1.02%	N/A	N/A
Before waivers and fees paid indirectly	0.57%	0.36%	0.39%	0.16%	0.37%
Portfolio turnover rate	20%	24%	222%	30%	38%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$— #	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO(l)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$10.57	$7.77	$10.12

Income from investment operations:
Net investment income	0.06	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.95	2.82	(2.35)

Total from investment operations	1.01	2.85	(2.30)

Less distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.05)

Net asset value, end of period	$11.50	$10.57	$7.77

Total return (b)	9.58%	36.72%	(22.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,152	$1,359	$93
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.68%	068%	0.66%
Before waivers and fees paid indirectly (a)	0.70%	0.72%	0.77%
Ratio of net investment income to average net assets:
After waivers (a)	0.74%	0.60%	0.68%
After waivers and fees paid indirectly (a)	0.76%	0.62%	0.72%
Before waivers and fees paid indirectly (a)	0.74%	0.58%	0.61%
Portfolio turnover rate	19%	15%	30%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$10.57	$7.77	$10.22	$10.46	$10.32

Income from investment operations:
Net investment income	0.05	0.02	0.03	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.93	2.81	(2.45)	(0.24)	0.30

Total from investment operations	0.98	2.83	(2.42)	(0.21)	0.35

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.03)	(0.03)	(0.05)
Distributions from realized gains	—	—	—	— #	(0.16)

Total dividends and distributions	(0.05)	(0.03)	(0.03)	(0.03)	(0.21)

Net asset value, end of year	$11.50	$10.57	$7.77	$10.22	$10.46

Total return	9.30%	36.38%	(23.68)%	(2.01)%	3.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,040,979	$752,983	$273,334	$198,364	$136,485
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.93%	0.93%	0.91%	N/A	N/A
Before waivers and fees paid indirectly	0.95%	0.97%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets:
After waivers	0.49%	0.35%	0.43%	0.32%	0.60%
After waivers and fees paid indirectly	0.51%	0.37%	0.47%	N/A	N/A
Before waivers and fees paid indirectly	0.49%	0.33%	0.36%	0.26%	0.54%
Portfolio turnover rate	19%	15%	30%	36%	43%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$— #	$— #	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 2, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$8.20	$5.29	$4.85

Income (loss) from investment operations:
Net investment income	0.05	0.07	— #
Net realized and unrealized gain on investments and foreign currency transactions	1.89	2.91	0.44

Total from investment operations	1.94	2.98	0.44

Less distributions:
Total dividends and distributions	(0.08)	(0.07)	—

Net asset value, end of period	$10.06	$8.20	$5.29

Total return (b)	24.01%	56.18%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,592	$995	$62
Ratio of expenses to average net assets:
After waivers (a)	1.55%	1.55%	1.57%
After waivers and fees paid indirectly (a)	1.50%	1.53%	1.56%
Before waivers and fees paid indirectly (a)	1.55%	1.55%	1.62%
Ratio of net investment income to average net assets:
After waivers (a)	0.75%	1.33%	0.13%
After waivers and fees paid indirectly (a)	0.80%	1.35%	0.14%
Before waivers and fees paid indirectly (a)	0.75%	1.33%	0.08%
Portfolio turnover rate	57%	81%	78%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$—	$— #	$— #

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$8.19	$5.28	$5.61	$5.93	$11.22

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	(0.01)	0.02	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.89	2.91	(0.32)	(0.33)	(4.37)

Total from investment operations	1.93	2.96	(0.33)	(0.31)	(4.45)

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	—	—	—
Distributions from realized gains	—	—	—	(0.01)	(0.84)

Total dividends and distributions	(0.06)	(0.05)	—	(0.01)	(0.84)

Net asset value, end of year	$10.06	$8.19	$5.28	$5.61	$5.93

Total return	23.58%	56.09%	(6.05)%	(5.09)%	(40.12)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$615,499	$389,893	$193,115	$183,868	$198,044
Ratio of expenses to average net assets:
After waivers	1.80%	1.80%	1.82%	1.78%	1.75%
After waivers and fees paid indirectly	1.75%	1.78%	1.81%	N/A	N/A
Before waivers and fees paid indirectly	1.80%	1.80%	1.87%	2.13%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers	0.50%	1.08%	(0.12)%	0.32%	(0.86)%
After waivers and fees paid indirectly	0.55%	1.10%	(0.11)%	N/A	N/A
Before waivers and fees paid indirectly	0.50%	1.08%	(0.17)%	(0.03)%	(0.99)%
Portfolio turnover rate	57%	81%	78%	143%	95%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$— #	$— #	$0.02	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)	2002(e)	2001(e)	2000(e)
Net asset value, beginning of year	$6.29	$4.73	$5.69	$7.09	$8.65

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.01)	— #	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.89	1.57	(0.95)	(1.36)	(1.20)

Total from investment operations	0.87	1.56	(0.96)	(1.36)	(1.15)

Less distributions:
Dividends from net investment income	—	—	—	(0.04)	—
Distributions from realized gains	—	—	—	—	(0.41)

Total dividends and distributions	—	—	—	(0.04)	(0.41)

Net asset value, end of year	$7.16	$6.29	$4.73	$5.69	$7.09

Total return	13.83%	32.98%	(16.87)%	(19.11)%	(13.82)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$56,035	$54,637	$43,614	$57,542	$72,982
Ratio of expenses to average net assets:
After waivers	N/A	1.05%	0.88%	0.87%	0.86%
After waivers and fees paid indirectly	1.19%	1.01%	0.87%	0.86%	0.86%
Before waivers and fees paid indirectly	N/A	1.05%	0.88%	0.87%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers	N/A	(0.26)%	(0.15)%	(0.04)%	0.62%
After waivers and fees paid indirectly	(0.18)%	(0.21)%	(0.14)%	(0.03)%	0.62%
Before waivers and fees paid indirectly	N/A	(0.26)%	(0.15)%	(0.04)%	0.62%
Portfolio turnover rate	68%	75%	109%	115%	123%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE DEEP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IB	Year Ended December 31, 2004	May 1, 2003* to December 31, 2003(e)
Net asset value, beginning of period	$12.20		$10.00

Income from investment operations:
Net investment income	0.12		0.07
Net realized and unrealized gain on investments and foreign currency transactions	0.94		2.25

Total from investment operations	1.06		2.32

Less distributions:
Dividends from net investment income	(0.11)		(0.05)
Distributions from realized gains	(0.39)		(0.07)

Total dividends and distributions	(0.50)		(0.12)

Net asset value, end of period	$12.76		$12.20

Total return (b)	8.90%		23.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,189		$4,366
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%		1.05%
Before waivers and reimbursements (a)	2.28%		1.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.08%		1.23%
Before waivers and reimbursements (a)	(0.15)%		0.59%
Portfolio turnover rate	36%		23%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.15	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$18.72		$12.24		$17.34		$27.92		$38.62

Income (loss) from investment operations:
Net investment loss	(0.17)		(0.11)		(0.08)		(0.14)		(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.70		6.59		(5.02)		(6.42)		0.27

Total from investment operations	2.53		6.48		(5.10)		(6.56)		0.06

Less distributions:
Dividends from net investment income	—		—		—		—		(0.29)
Distributions from realized gains	—		—		—		(4.02)		(10.47)

Total dividends and distributions	—		—		—		(4.02)		(10.76)

Net asset value, end of year	$21.25		$18.72		$12.24		$17.34		$27.92

Total return	13.51%		52.94%		(29.41)%		(18.81)%		(5.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$285,682		$282,945		$199,587		$347,320		$487,915
Ratio of expenses to average net assets:
After waivers	1.15%		1.08%		0.90%		0.88%		0.87%
After waivers and fees paid indirectly	1.14%		1.06%		0.89%		0.88%		0.87%
Before waivers and fees paid indirectly	1.17%		1.08%		0.90%		0.88%		0.87%
Ratio of net investment loss to average net assets:
After waivers	(0.85)%		(0.72)%		(0.59)%		(0.65)%		(0.55)%
After waivers and fees paid indirectly	(0.84)%		(0.70)%		(0.58)%		(0.65)%		(0.55)%
Before waivers and fees paid indirectly	(0.87)%		(0.72)%		(0.59)%		(0.65)%		(0.55)%
Portfolio turnover rate	18%		19%		15%		21%		44%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$— #	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	December 13, 2004* to December 31, 2004(e)
Net asset value, beginning of period	$5.99

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.15

Total from investment operations	0.16

Less distributions:
Dividends from net investment income	(0.09)

Net asset value, end of period	$6.06

Total return (b)	1.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$117,151
Ratio of expenses to average net assets:
After waivers (a)	0.80	%(c)
After waivers and fees paid indirectly (a)	0.80	%(c)
Before waivers and fees paid indirectly (a)	0.89	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.85	%(c)
After waivers and fees paid indirectly (a)	1.85	%(c)
Before waivers and fees paid indirectly (a)	1.76	%(c)
Portfolio turnover rate	55%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$—	#

	Year Ended December 31,
Class IB	2004(e)	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$5.27		$4.22		$5.02		$5.69		$5.37

Income from investment operations:
Net investment income	0.09		0.08		0.07		0.07		0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.85		1.04		(0.81)		(0.69)		0.26

Total from investment operations	0.94		1.12		(0.74)		(0.62)		0.34

Less distributions:
Dividends from net investment income	(0.14)		(0.07)		(0.06)		(0.05)		(0.02)

Net asset value, end of year	$6.07		$5.27		$4.22		$5.02		$5.69

Total return	17.88%		26.65%		(14.76)%		(10.75)%		6.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$92,294		$48,094		$37,716		$40,506		$32,829
Ratio of expenses to average net assets:
After waivers	1.05%		1.05%		0.90%		0.88%		0.88%
After waivers and fees paid indirectly	1.05%		N/A		N/A		N/A		N/A
Before waivers and fees paid indirectly	1.21%		1.06%		0.90%		0.88%		0.88%
Ratio of net investment income to average net assets:
After waivers	1.60%		1.70%		1.44%		1.43%		1.43%
After waivers and fees paid indirectly	1.60%		N/A		N/A		N/A		N/A
Before waivers and fees paid indirectly	1.44%		1.69%		1.44%		1.43%		1.43%
Portfolio turnover rate	55%		103%		35%		36%		37%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	December 31,			January 24, 2002* to December 31, 2002(e)
Class IB	2004	2003(e)
Net asset value, beginning of period	$10.83		$8.57		$10.00

Income from investment operations:
Net investment income	0.09		0.04		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.29		2.25		(1.44)

Total from investment operations	1.38		2.29		(1.40)

Less distributions:
Dividends from net investment income	(0.09)		(0.03)		(0.03)
Distributions from realized gains	(0.37)		—		—

Total dividends and distributions	(0.46)		(0.03)		(0.03)

Net asset value, end of period	$11.75		$10.83		$8.57

Total return (b)	12.84%		26.73%		(13.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,072		$4,085		$1,223
Ratio of expenses to average net assets:
After waivers (a)	1.30%		1.30%		1.30%
Before waivers (a)	2.67%		1.56%		2.84%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.74%		0.41%		0.42%
Before waivers (a)	(0.63)%		0.15%		(1.12)%
Portfolio turnover rate	45%		34%		46%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.15	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	December 13, 2004* to December 31, 2004(e)
Net asset value, beginning of period	$4.73

Income from investment operations:
Net investment income	—	#
Net realized and unrealized gain on investments	0.09

Total from investment operations	0.09

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$4.80

Total return (b)	0.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,837
Ratio of expenses to average net assets
After waivers (a)	0.76	%(c)
Before waivers (a)	0.76	%(c)
Ratio of net investment income to average net assets
After waivers (a)	0.47	%(c)
Before waivers (a)	0.47	%(c)
Portfolio turnover rate	58%

	Year Ended December 31,
Class IB	2004(e)	2003(e)	2002(e)	2001(e)	2000(e)
Net asset value, beginning of year	$4.64	$3.98	$5.21	$5.99	$6.56

Income from investment operations:
Net investment income	0.01	0.01	0.02	0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.18	0.67	(1.23)	(0.78)	(0.54)

Total from investment operations	0.19	0.68	(1.21)	(0.76)	(0.51)

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.02)	(0.02)	(0.01)
Distributions from realized gains	—	—	—	—	(0.05)

Total dividends and distributions	(0.02)	(0.02)	(0.02)	(0.02)	(0.06)

Net asset value, end of year	$4.81	$4.64	$3.98	$5.21	$5.99

Total return	4.10%	17.05%	(23.26)%	(12.56)%	(7.79)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$258,854	$265,471	$208,610	$280,279	$319,207
Ratio of expenses to average net assets
After waivers	1.12%	1.03%	0.86%	0.84%	0.83%
Before waivers	1.12%	1.03%	0.86%	0.84%	0.83%
Ratio of net investment income to average net assets
After waivers	0.11%	0.34%	0.42%	0.34%	0.45%
Before waivers	0.11%	0.34%	0.42%	0.34%	0.45%
Portfolio turnover rate	58%	40%	42%	52%	56%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$4.99		$3.95		$5.41		$6.20		$6.16

Income from investment operations:
Net investment income	0.05		0.04		0.04		0.05		0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.61		1.04		(1.45)		(0.79)		(0.01)

Total from investment operations	0.66		1.08		(1.41)		(0.74)		0.06

Less distributions:
Dividends from net investment income	(0.09)		(0.04)		(0.05)		(0.05)		(0.02)
Distributions from realized gains	—		—		—		—		— #

Total dividends and distributions	(0.09)		(0.04)		(0.05)		(0.05)		(0.02)

Net asset value, end of year	$5.56		$4.99		$3.95		$5.41		$6.20

Total return	13.28%		27.56%		(25.95)%		(11.87)%		0.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$132,682		$127,894		$111,429		$172,531		$171,353
Ratio of expenses to average net assets:
After waivers	1.05%		1.03%		0.86%		0.85%		0.85%
Before waivers	1.16%		1.03%		0.86%		0.85%		0.85%
Ratio of net investment income to average net assets:
After waivers	0.91%		0.84%		0.81%		0.92%		1.09%
Before waivers	0.80%		0.84%		0.81%		0.92%		1.09%
Portfolio turnover rate	40%		119%		19%		2%		6%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$4.82		$4.04		$4.34		$4.48		$5.06

Income from investment operations:
Net investment income	0.35		0.33		0.36		0.40		0.46
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.10		0.54		(0.30)		(0.14)		(0.58)

Total from investment operations	0.45		0.87		0.06		0.26		(0.12)

Less distributions:
Dividends from net investment income	(0.57)		(0.09)		(0.36)		(0.40)		(0.46)

Net asset value, end of year	$4.70		$4.82		$4.04		$4.34		$4.48

Total return	9.70%		22.64%		1.51%		5.90%		(2.52)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$86,676		$90,014		$77,130		$107,686		$88,336
Ratio of expenses to average net assets:
After waivers	0.85%		0.79%		0.79%		0.77%		0.75%
Before waivers	0.97%		0.79%		0.79%		0.77%		0.75%
Ratio of net investment income to average net assets:
After waivers	6.61%		7.53%		8.61%		8.92%		9.57%
Before waivers	6.49%		7.53%		8.61%		8.92%		9.57%
Portfolio turnover rate	66%		60%		81%		73%		54%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)	2002(e)	2001(e)	2000(e)
Net asset value, beginning of year	$4.51	$3.46	$4.33	$6.94	$9.29

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.05	0.02	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20	1.04	(0.89)	(2.02)	(1.57)

Total from investment operations	0.23	1.07	(0.84)	(2.00)	(1.58)

Less distributions:
Dividends from net investment income	(0.05)	(0.02)	(0.03)	(0.04)	(0.02)
Distributions from realized gains	(0.01)	—	—	(0.57)	(0.75)

Total dividends and distributions	(0.06)	(0.02)	(0.03)	(0.61)	(0.77)

Net asset value, end of year	$4.68	$4.51	$3.46	$4.33	$6.94

Total return	5.27%	30.94%	(19.46)%	(27.80)%	(17.21)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,426	$55,645	$44,152	$62,742	$100,550
Ratio of expenses to average net assets:
After waivers	1.32%	1.14%	1.06%	1.09%	1.04%
After waivers and fees paid indirectly	N/A	1.14%	1.06%	1.09%	1.04%
Before waivers and fees paid indirectly	1.32%	1.14%	1.06%	1.09%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers	0.57%	0.85%	1.22%	0.30%	(0.06)%
After waivers and fees paid indirectly	N/A	0.85%	1.22%	0.30%	(0.06)%
Before waivers and fees paid indirectly	0.57%	0.85%	1.22%	0.30%	(0.06)%
Portfolio turnover rate	154%	54%	176%	95%	73%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MANAGED PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$18.27		$15.28		$19.60		$24.19		$36.30

Income from investment operations:
Net investment income	0.29		0.19		0.14		0.13		0.45
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.25		2.99		(4.30)		(3.10)		(0.23)

Total from investment operations	1.54		3.18		(4.16)		(2.97)		0.22

Less distributions:
Dividends from net investment income	(0.53)		(0.19)		(0.16)		(0.48)		(0.75)
Distributions from realized gains	—		—		—		(1.14)		(11.58)

Total dividends and distributions	(0.53)		(0.19)		(0.16)		(1.62)		(12.33)

Net asset value, end of year	$19.28		$18.27		$15.28		$19.60		$24.19

Total return	8.57%		20.91%		(21.20)%		(11.15)%		1.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$639,576		$693,844		$663,595		$1,074,983		$1,452,864
Ratio of expenses to average net assets:
After waivers	1.05%		1.05%		0.88%		0.88%		0.82%
After waivers and fees paid indirectly	1.05%		1.04%		0.85%		0.84%		0.82%
Before waivers and fees paid indirectly	1.15%		1.05%		0.88%		0.88%		0.82%
Ratio of net investment income to average net assets:
After waivers	1.31%		1.13%		0.82%		0.56%		1.44%
After waivers and fees paid indirectly	1.31%		1.14%		0.85%		0.60%		1.44%
Before waivers and fees paid indirectly	1.21%		1.13%		0.82%		0.56%		1.44%
Portfolio turnover rate	67%		71%		109%		141%		19%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.02	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IB	Year Ended December 31, 2004	May 1, 2003* to December 31, 2003(e)
Net asset value, beginning of period	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.02)
Net realized and unrealized gain on investments and foreign currency transactions	0.58		1.10

Total from investment operations	0.59		1.08

Less distributions:
Dividends from net investment income	(0.01)		—
Distributions from realized gains	(0.24)		(0.05)

Total dividends and distributions	(0.25)		(0.05)

Net asset value, end of period	$11.37		$11.03

Total return (b)	5.35%		10.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,080		$3,325
Ratio of expenses to average net assets:
After waivers (a)	1.45%		1.45%
After waivers and fees paid indirectly (a)	1.45%		N/A
Before waivers and fees paid indirectly (a)	2.36%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.10%		(0.29)%
After waivers and fees paid indirectly (a)	0.10%		N/A
Before waivers and fees paid indirectly (a)	(0.81)%		(0.50)%
Portfolio turnover rate	149%		87%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.10	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MULTI-CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$7.41		$5.51		$8.43		$10.15		$14.63

Income (loss) from investment operations:
Net investment loss	(0.03)		(0.04)		(0.05)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.59		1.94		(2.87)		(1.70)		(4.45)

Total from investment operations	0.56		1.90		(2.92)		(1.72)		(4.47)

Less distributions:
Distributions from realized gains	—		—		—		—		(0.01)

Net asset value, end of year	$7.97		$7.41		$5.51		$8.43		$10.15

Total return	7.56%		34.48%		(34.64)%		(16.95)%		(30.59)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$63,468		$68,053		$52,586		$99,957		$128,714
Ratio of expenses to average net assets:
After waivers	1.40%		1.30%		1.13%		1.10%		1.10%
After waivers and fees paid indirectly	1.20%		1.30%		1.13%		1.10%		1.10%
Before waivers and fees paid indirectly	1.45%		1.30%		1.13%		1.10%		1.10%
Ratio of net investment loss to average net assets:
After waivers	(0.57)%		(0.68)%		(0.68)%		(0.23)%		(0.13)%
After waivers and fees paid indirectly	(0.37)%		(0.68)%		(0.68)%		(0.23)%		(0.13)%
Before waivers and fees paid indirectly	(0.62)%		(0.68)%		(0.68)%		(0.23)%		(0.13)%
Portfolio turnover rate	257%		164%		192%		107%		128%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$— #	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SHORT DURATION BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IB	Year Ended December 31, 2004	May 1, 2003* to December 31, 2003 (e)
Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:
Net investment income	0.23		0.15
Net realized and unrealized loss on investments and foreign currency transactions	(0.06)		(0.04)

Total from investment operations	0.17		0.11

Less distributions:
Dividends from net investment income	(0.23)		(0.13)

Net asset value, end of period	$9.92		$9.98

Total return (b)	1.70%		1.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,442		$9,767
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.65%		0.65%
Before waivers and reimbursements (a)	1.22%		0.72%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.55%		2.54%
Before waivers and reimbursements (a)	1.98%		2.47%
Portfolio turnover rate	36%		4%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.06	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$7.36		$5.98		$7.87		$8.60		$8.50

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.07)		(0.05)		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.99		1.45		(1.84)		(0.38)		0.20

Total from investment operations	0.92		1.38		(1.89)		(0.43)		0.17

Less distributions:
Distributions from realized gains	—		—		—		(0.30)		(0.07)

Net asset value, end of year	$8.28		$7.36		$5.98		$7.87		$8.60

Total return	12.50%		23.08%		(24.02)%		(3.80)%		1.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$93,964		$83,897		$66,203		$82,591		$82,061
Ratio of expenses to average net assets:
After waivers	1.30%		1.29%		1.12%		1.10%		1.11%
After waivers and fees paid indirectly	1.30%		1.29%		1.12%		1.10%		1.11%
Before waivers and fees paid indirectly	1.43%		1.29%		1.12%		1.10%		1.11%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.89)%		(1.03)%		(0.79)%		(0.62)%		(0.32)%
Before waivers and fees paid indirectly	(0.89)%		(1.03)%		(0.79)%		(0.62)%		(0.32)%
Before waivers and fees paid indirectly	(1.02)%		(1.03)%		(0.79)%		(0.62)%		(0.32)%
Portfolio turnover rate	199%		85%		37%		40%		47%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2004	2003(e)	2002(e)	2001(e)	2000(e)
Net asset value, beginning of year	$23.56	$17.16	$19.59	$26.19	$31.45

Income from investment operations:
Net investment income	0.01	— #	0.03	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.90	6.42	(1.87)	0.21	0.71

Total from investment operations	4.91	6.42	(1.84)	0.29	0.78

Less distributions:
Dividends from net investment income	— #	(0.02)	(0.07)	(0.07)	(0.05)
Distributions from realized gains	(0.72)	—	(0.52)	(6.82)	(5.99)

Total dividends and distributions	(0.72)	(0.02)	(0.59)	(6.89)	(6.04)

Net asset value, end of year	$27.75	$23.56	$17.16	$19.59	$26.19

Total return	20.93%	37.43%	(9.25)%	5.25%	2.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$470,869	$396,914	$306,445	$359,270	$351,270
Ratio of expenses to average net assets:
After waivers	1.17%	1.08%	0.92%	0.90%	0.89%
After waivers and fees paid indirectly	1.16%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly	1.17%	1.08%	0.92%	0.90%	0.89%
Ratio of net investment income to average net assets:
After waivers	0.05%	0.01%	0.14%	0.35%	0.23%
After waivers and fees paid indirectly	0.06%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly	0.05%	0.01%	0.14%	0.35%	0.23%
Portfolio turnover rate	10%	8%	10%	29%	41%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			February 24, 2002* to December 31, 2002(e)
Class IB	2004	2003(e)
Net asset value, beginning of period	$10.33		$10.19		$10.00

Income from investment operations:
Net investment income	0.20		0.24		0.34
Net realized and unrealized gain on investments and foreign currency transactions	0.29		0.31		0.35

Total from investment operations	0.49		0.55		0.69

Less distributions:
Dividends from net investment income	(0.21)		(0.25)		(0.34)
Distributions from realized gains	(0.30)		(0.16)		(0.16)

Total dividends and distributions	(0.51)		(0.41)		(0.50)

Net asset value, end of period	$10.31		$10.33		$10.19

Total return (b)	4.78%		5.65%		7.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,511		$51,752		$31,300
Ratio of expenses to average net assets:
After waivers (a)	0.65%		0.65%		0.65%
Before waivers (a)	1.00%		0.82%		0.96%
Ratio of net investment income to average net assets:
After waivers (a)	2.04%		2.26%		3.46%
Before waivers (a)	1.69%		2.09%		3.15%
Portfolio turnover rate	396%		364%		493%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income.	$0.04	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO(f)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003	2002	2001(e)	2000(e)
Net asset value, beginning of year	$21.38	$16.92	$22.05	$25.34	$29.57

Income from investment operations:
Net investment income	0.39	0.28	0.26	0.26	0.25
Net realized and unrealized gain (loss) on investments	1.85	4.47	(5.15)	(3.28)	(3.13)

Total from investment operations	2.24	4.75	(4.89)	(3.02)	(2.88)

Less distributions:
Dividends from net investment income	(0.38)	(0.29)	(0.22)	(0.25)	(0.19)
Distributions from realized gains	—	—	(0.02)	(0.02)	(1.16)

Total dividends and distributions	(0.38)	(0.29)	(0.24)	(0.27)	(1.35)

Net asset value, end of year	$23.24	$21.38	$16.92	$22.05	$25.34

Total return	10.50%	28.14%	(22.19)%	(11.95)%	(9.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,633,378	$1,560,563	$1,256,522	$1,775,556	$2,106,901
Ratio of expenses to average net assets	0.30%	0.31%	0.32%	0.31%	0.32%
Ratio of net investment income to average net assets	1.75%	1.48%	1.30%	1.08%	0.87%
Portfolio turnover rate	1%	— ‡%	8%	3%	17%

	Year Ended December 31,
Class IB	2004	2003	2002	2001(e)	2000(e)
Net asset value, beginning of year	$21.28	$16.84	$21.95	$25.22	$29.50

Income from investment operations:
Net investment income	0.31	0.19	0.18	0.20	0.16
Net realized and unrealized gain (loss) on investments	1.86	4.49	(5.09)	(3.26)	(3.11)

Total from investment operations	2.17	4.68	(4.91)	(3.06)	(2.95)

Less distributions:
Dividends from net investment income	(0.32)	(0.24)	(0.18)	(0.19)	(0.17)
Distributions from realized gains	—	—	(0.02)	(0.02)	(1.16)

Total dividends and distributions	(0.32)	(0.24)	(0.20)	(0.21)	(1.33)

Net asset value, end of year	$23.13	$21.28	$16.84	$21.95	$25.22

Total return	10.21%	27.83%	(22.39)%	(12.15)%	(9.81)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,951,348	$1,589,054	$860,185	$925,533	$928,578
Ratio of expenses to average net assets	0.55%	0.56%	0.57%	0.56%	0.57%
Ratio of net investment income to average net assets	1.50%	1.23%	1.05%	0.83%	0.58%
Portfolio turnover rate	1%	— ‡%	8%	3%	17%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 2, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$8.41	$6.08	$5.98

Income (loss) from investment operations:
Net investment income (loss)	0.05	— #	0.01
Net realized and unrealized gain on investments	0.57	2.33	0.09

Total from investment operations	0.62	2.33	0.10

Less distributions:
Dividends from net investment income	(0.05)	—	—

Net asset value, end of period	$8.98	$8.41	$6.08

Total return (b)	7.35%	38.55%	1.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$89	$75	$50
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.32%	0.59%	0.51%
Before waivers and fees paid indirectly (a)	0.76%	0.90%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.27%	(0.19)%	(0.04)%
After waivers and fees paid indirectly (a)	0.65%	(0.08)%	0.15%
Before waivers and fees paid indirectly (a)	0.21%	(0.39)%	(0.64)%
Portfolio turnover rate	160%	161%	177%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.01	$0.01

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$8.39	$6.07	$7.99	$9.63	$10.93

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.01)	— #	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	0.55	2.33	(1.92)	(1.62)	(1.30)

Total from investment operations	0.58	2.32	(1.92)	(1.64)	(1.28)

Less distributions:
Dividends from net investment income	(0.02)	—	—	— #	(0.02)

Net asset value, end of year	$8.95	$8.39	$6.07	$7.99	$9.63

Total return	6.97%	38.22%	(24.03)%	(17.02)%	(11.66)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$193,160	$109,660	$25,146	$13,506	$8,676
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.98%
After waivers and fees paid indirectly	0.57%	0.84%	0.76%	N/A	N/A
Before waivers and fees paid indirectly	1.01%	1.15%	1.54%	1.89%	1.76%
Ratio of net investment income (loss) to average net assets:
After waivers	0.02%	(0.44)%	(0.29)%	(0.29)%	0.31%
After waivers and fees paid indirectly	0.40%	(0.33)%	(0.10)%	N/A	N/A
Before waivers and fees paid indirectly	(0.04)%	(0.64)%	(0.89)%	(1.23)%	(0.47)%
Portfolio turnover rate	160%	161%	177%	227%	115%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.03	$0.06	$0.04

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$10.20	$7.08	$8.57

Income from investment operations:
Net investment income	0.05	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.59	3.11	(1.50)

Total from investment operations	1.64	3.12	(1.49)

Less distributions:
Dividends from net investment income	(0.07)	—	— #
Distributions from realized gains	(0.64)	—	—

Total dividends and distributions	(0.71)	—	— #

Net asset value, end of period	$11.13	$10.20	$7.08

Total return (b)	16.32%	44.07%	(17.37)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,931	$2,835	$106
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%	0.75%
After waivers and fees paid indirectly (a)	0.71%	0.63%	0.66%
Before waivers and fees paid indirectly (a)	0.76%	0.78%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.62%	0.04%	0.02%
After waivers and fees paid indirectly (a)	0.66%	0.16%	0.11%
Before waivers and fees paid indirectly (a)	0.61%	0.01%	(0.06)%
Portfolio turnover rate	123%	159%	214%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #

	Year Ended December 31,				September 1, 2000* to December 31, 2000
Class IB	2004	2003	2002	2001
Net asset value, beginning of period	$10.15	$7.07	$8.67	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)	— #	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.57	3.09	(1.60)	(1.35)	0.03

Total from investment operations	1.61	3.08	(1.60)	(1.34)	0.04

Less distributions:
Dividends from net investment income	(0.04)	—	— #	(0.01)	(0.02)
Distributions from realized gains	(0.64)	—	—	—	—

Total dividends and distributions	(0.68)	—	— #	(0.01)	(0.02)

Net asset value, end of period	$11.08	$10.15	$7.07	$8.67	$10.02

Total return (b)	16.01%	43.56%	(18.44)%	(13.42)%	0.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,161,685	$792,096	$279,947	$177,447	$45,790
Ratio of expenses to average net assets:
After waivers (a)	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly (a)	0.96%	0.88%	0.91%	N/A	N/A
Before waivers and fees paid indirectly (a)	1.01%	1.03%	1.08%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.37%	(0.21)%	(0.23)%	0.26%	1.17%
After waivers and fees paid indirectly (a)	0.41%	(0.09)%	(0.14)%	N/A	N/A
Before waivers and fees paid indirectly (a)	0.36%	(0.24)%	(0.31)%	0.04%	0.94%
Portfolio turnover rate	123%	159%	214%	231%	42%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$0.01	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004(e)	2003	2002	2001	2000(e)
Net asset value, beginning of year.	$13.09	$9.85	$11.61	$11.21	$10.76

Income from investment operations:
Net investment income	0.03	0.09	0.11	0.12	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.20	3.22	(1.79)	0.36	0.48

Total from investment operations	2.23	3.31	(1.68)	0.48	0.58

Less distributions:
Dividends from net investment income	—	(0.07)	(0.08)	(0.08)	(0.13)
Distributions from realized gains	(1.27)	—	—	—	—

Total dividends and distributions	(1.27)	(0.07)	(0.08)	(0.08)	(0.13)

Net asset value, end of year	$14.05	$13.09	$9.85	$11.61	$11.21

Total return	18.14%	33.58%	(14.49)%	4.29%	5.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,178	$26,522	$18,779	$18,087	$7,269
Ratio of expenses to average net assets:
After waivers	0.82%	0.85%	0.85%	0.85%	0.82	%(c)
After waivers and fees paid indirectly	0.80%	0.79%	0.83%	N/A	N/A
Before waivers and fees paid indirectly	0.82%	0.85%	0.85%	0.86%	0.87	%(c)
Ratio of net investment income to average net assets:
After waivers	0.21%	0.75%	1.00%	1.28%	1.42	%(c)
After waivers and fees paid indirectly	0.23%	0.81%	1.02%	N/A	N/A
Before waivers and fees paid indirectly	0.21%	0.75%	1.00%	1.27%	1.37	%(c)
Portfolio turnover rate	74%	160%	98%	106%	196%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$0.01

	Year Ended December 31,
Class IB	2004(e)	2003	2002	2001	2000(e)
Net asset value, beginning of year	$13.08	$9.84	$11.61	$11.22	$10.78

Income from investment operations:
Net investment income (loss)	— #	0.06	0.07	0.06	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.19	3.22	(1.78)	0.39	0.43

Total from investment operations	2.19	3.28	(1.71)	0.45	0.55

Less distributions:
Dividends from net investment income	—	(0.04)	(0.06)	(0.06)	(0.11)
Distributions from realized gains	(1.27)	—	—	—	—

Total dividends and distributions	(1.27)	(0.04)	(0.06)	(0.06)	(0.11)

Net asset value, end of year	$14.00	$13.08	$9.84	$11.61	$11.22

Total return	17.84%	33.36%	(14.77)%	4.04%	5.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,438,673	$1,097,892	$646,958	$429,560	$153,232
Ratio of expenses to average net assets:
After waivers	1.07%	1.10%	1.10%	1.10%	1.07	%(c)
After waivers and fees paid indirectly	1.05%	1.04%	1.08%	N/A	N/A
Before waivers and fees paid indirectly	1.07%	1.10%	1.10%	1.11%	1.12	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	(0.04)%	0.50%	0.75%	1.03%	1.17	%(c)
After waivers and fees paid indirectly	(0.02)%	0.56%	0.77%	N/A	N/A
Before waivers and fees paid indirectly	(0.04)%	0.50%	0.75%	1.02%	1.12	%(c)
Portfolio turnover rate	74%	160%	98%	106%	196%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$5.71	$4.53	$6.22

Income from investment operations:
Net investment income	0.03	— #	— #
Net realized and unrealized gain (loss) on investments	0.68	1.18	(1.69)

Total from investment operations	0.71	1.18	(1.69)

Less distributions:
Dividends from net investment income	(0.03)	—	—

Net asset value, end of period	$6.39	$5.71	$4.53

Total return (b)	12.46%	26.05%	(27.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$206	$152	$72
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.90%	0.90%
Before waivers (a)	0.98%	0.99%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.51%	0.03%	0.03%
Before waivers (a)	0.43%	(0.06)%	(0.08)%
Portfolio turnover rate	64%	42%	45%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #

	Year Ended December 31,				September 1, 2000* to December 31, 2000
Class IB	2004	2003	2002	2001
Net asset value, beginning of period	$5.69	$4.52	$6.49	$8.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	— #	(0.01)	(0.01)	— #
Net realized and unrealized gain (loss) on investments	0.68	1.17	(1.96)	(1.92)	(1.57)

Total from investment operations	0.69	1.17	(1.97)	(1.93)	(1.57)

Less distributions:
Dividends from net investment income	(0.01)	—	—	— #	(0.01)

Net asset value, end of period	$6.37	$5.69	$4.52	$6.49	$8.42

Total return (b)	12.22%	25.88%	(30.35)%	(22.91)%	(15.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$312,237	$260,330	$161,566	$163,096	$55,402
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%	1.15%	1.15%	1.15%
Before waivers (a)	1.23%	1.24%	1.26%	1.29%	1.37%
Ratio of net investment income to average net assets:
After waivers (a)	0.26%	(0.22)%	(0.22)%	(0.27)%	0.65%
Before waivers (a)	0.18%	(0.31)%	(0.33)%	(0.41)%	0.43%
Portfolio turnover rate	64%	42%	45%	27%	0%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$0.01	$0.01	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/J.P. MORGAN CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004(e)	2003(e)
Net asset value, beginning of period	$11.18	$11.19	$10.77

Income from investment operations:
Net investment income	0.33	0.34	0.41
Net realized and unrealized gain on investments and foreign currency transactions	0.15	0.06	0.61

Total from investment operations	0.48	0.40	1.02

Less distributions:
Dividends from net investment income	(0.32)	(0.34)	(0.43)
Distributions from realized gains	(0.20)	(0.07)	(0.17)

Total dividends and distributions	(0.52)	(0.41)	(0.60)

Net asset value, end of period	$11.14	$11.18	$11.19

Total return (b)	4.31%	3.62%	9.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,715	$2,122	$131
Ratio of expenses to average net assets:
After waivers (a)	0.50%	0.52%	0.55%
Before waivers (a)	0.50%	0.52%	0.55%
Ratio of net investment income to average net assets:
After waivers (a)	2.93%	2.98%	4.77%
Before waivers (a)	2.93%	2.98%	4.77%
Portfolio turnover rate	560%	464%	166%

	Year Ended December 31,
Class IB	2004(e)	2003(e)	2002	2001	2000
Net asset value, beginning of year	$11.19	$11.19	$10.76	$10.51	$9.92

Income from investment operations:
Net investment income	0.30	0.31	0.40	0.46	0.54
Net realized and unrealized gain on investments and foreign currency transactions	0.15	0.08	0.61	0.45	0.61

Total from investment operations	0.45	0.39	1.01	0.91	1.15

Less distributions:
Dividends from net investment income	(0.29)	(0.32)	(0.41)	(0.46)	(0.56)
Distributions from realized gains	(0.20)	(0.07)	(0.17)	(0.20)	—

Total dividends and distributions	(0.49)	(0.39)	(0.58)	(0.66)	(0.56)

Net asset value, end of year	$11.15	$11.19	$11.19	$10.76	$10.51

Total return	4.13%	3.38%	9.52%	7.95%	11.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,208,076	$1,081,959	$768,461	$429,056	$233,916
Ratio of expenses to average net assets:
After waivers	0.75%	0.77%	0.80%	0.80%	0.80%
Before waivers	0.75%	0.77%	0.80%	0.81%	0.81%
Ratio of net investment income to average net assets:
After waivers	2.68%	2.73%	4.52%	5.18%	5.92%
Before waivers	2.68%	2.73%	4.52%	5.17%	5.91%
Portfolio turnover rate.	560%	464%	166%	211%	185%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JP MORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 2, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$11.23	$8.97	$8.41

Income from investment operations:
Net investment income	0.19	0.15	0.04
Net realized and unrealized gain on investments and foreign currency transactions	1.07	2.27	0.68

Total from investment operations	1.26	2.42	0.72

Less distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.16)

Net asset value, end of period	$12.30	$11.23	$8.97

Total return (b)	11.21%	27.04%	8.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$129	$108	$53
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.51%	0.68%	0.69%
Before waivers and fees paid indirectly (a)	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets:
After waivers (a)	1.53%	1.67%	1.54%
After waivers and fees paid indirectly (a)	1.72%	1.69%	1.55%
Before waivers and fees paid indirectly (a)	1.53%	1.67%	1.54%
Portfolio turnover rate	91%	43%	42%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$11.26	$8.99	$11.28	$12.22	$11.56

Income from investment operations:
Net investment income	0.17	0.14	0.13	0.11	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.04	2.27	(2.28)	(0.94)	0.66

Total from investment operations	1.21	2.41	(2.15)	(0.83)	0.78

Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.14)	(0.11)	(0.12)

Net asset value, end of year	$12.32	$11.26	$8.99	$11.28	$12.22

Total return	10.81%	26.81%	(19.07)%	(6.73)%	6.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$642,993	$613,776	$470,799	$589,382	$564,610
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.92%
After waivers and fees paid indirectly	0.76%	0.93%	0.94%	N/A	N/A
Before waivers and fees paid indirectly	0.95%	0.95%	0.95%	0.95%	0.92%
Ratio of net investment income to average net assets:
After waivers	1.28%	1.42%	1.29%	1.01%	1.05%
After waivers and fees paid indirectly	1.47%	1.44%	1.30%	N/A	N/A
Before waivers and fees paid indirectly	1.28%	1.42%	1.29%	1.01%	1.05%
Portfolio turnover rate	91%	43%	42%	89%	87%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 2, 2002* to December 31, 2002
Class IA	2004	2003(e)
Net asset value, beginning of period	$13.29	$9.76	$9.25

Income from investment operations:
Net investment income	0.07	0.10	0.02
Net realized and unrealized gain on investments	2.20	3.55	0.53

Total from investment operations	2.27	3.65	0.55

Less distributions:
Dividends from net investment income	(0.05)	(0.06)	(0.04)
Distributions from realized gains	(1.49)	(0.06)	—

Total dividends and distributions	(1.54)	(0.12)	(0.04)

Net asset value, end of period	$14.02	$13.29	$9.76

Total return (b)	17.45%	37.69%	5.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$281,509	$177,723	$57
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.85%	0.85%
After waivers and fees paid indirectly (a)	0.61%	0.75%	0.81%
Before waivers and fees paid indirectly (a)	0.80%	0.85%	0.86%
Ratio of net investment income to average net assets:
After waivers (a)	0.37%	0.70%	0.64%
After waivers and fees paid indirectly (a)	0.56%	0.80%	0.68%
Before waivers and fees paid indirectly (a)	0.37%	0.70%	0.63%
Portfolio turnover rate	96%	69%	86%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$—	$—	$— #

	Year Ended December 31,
Class IB	2004	2003(e)	2002	2001	2000
Net asset value, beginning of year	$13.30	$9.77	$11.52	$10.76	$9.32

Income from investment operations:
Net investment income	0.03	0.06	0.03	0.05	0.03
Net realized and unrealized gain (loss) on investments	2.19	3.57	(1.61)	1.82	1.68

Total from investment operations	2.22	3.63	(1.58)	1.87	1.71

Less distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.02)	(0.04)	(0.02)
Distributions from realized gains	(1.49)	(0.06)	(0.15)	(1.07)	(0.25)

Total dividends and distributions	(1.50)	(0.10)	(0.17)	(1.11)	(0.27)

Net asset value, end of year	$14.02	$13.30	$9.77	$11.52	$10.76

Total return	17.06%	37.42%	(13.87)%	17.74%	18.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,042,729	$689,540	$298,035	$175,167	$107,433
Ratio of expenses to average net assets:
After waivers	1.05%	1.10%	1.10%	1.10%	1.12%
After waivers and fees paid indirectly	0.86%	1.00%	1.06%	N/A	N/A
Before waivers and fees paid indirectly	1.05%	1.10%	1.11%	1.13%	1.15%
Ratio of net investment income to average net assets:
After waivers	0.12%	0.45%	0.39%	0.54%	0.31%
After waivers and fees paid indirectly	0.31%	0.55%	0.43%	N/A	N/A
Before waivers and fees paid indirectly	0.12%	0.45%	0.38%	0.51%	0.28%
Portfolio turnover rate	96%	69%	86%	91%	69%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 2, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$13.24	$10.07	$10.43

Income from investment operations:
Net investment income	0.01	— #	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.42	3.17	(0.36)

Total from investment operations	1.43	3.17	(0.36)

Net asset value, end of period	$14.67	$13.24	$10.07

Total return (b)	10.80%	31.48%	(3.45)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$579,357	$338,365	$77
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.90%	0.90%
After waivers and fees paid indirectly (a)	0.87%	0.85%	0.85%
Before waivers and fees paid indirectly (a)	0.94%	0.97%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.05%	(0.07)%	(0.11)%
After waivers and fees paid indirectly (a)	0.08%	(0.02)%	(0.06)%
Before waivers and fees paid indirectly (a)	0.01%	(0.14)%	(0.29)%
Portfolio turnover rate	96%	72%	140%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.01	$— #	$— #

	Year Ended December 31,			August 31, 2001* to December 31, 2001
Class IB	2004	2003	2002
Net asset value, beginning of period	$13.20	$10.07	$11.39	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.01)	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.41	3.15	(1.30)	1.39

Total from investment operations	1.39	3.13	(1.31)	1.39

Less distributions:
Distributions from realized gains	—	—	(0.01)	—

Net asset value, end of period	$14.59	$13.20	$10.07	$11.39

Total return (b)	10.53%	31.08%	(11.51)%	13.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,257,708	$903,595	$203,596	$9,292
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly (a)	1.12%	1.10%	1.10%	N/A
Before waivers and fees paid indirectly (a)	1.19%	1.22%	1.33%	3.59%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.20)%	(0.32)%	(0.36)%	(0.13)%
After waivers and fees paid indirectly (a)	(0.17)%	(0.27)%	(0.31)%	N/A
Before waivers and fees paid indirectly (a)	(0.24)%	(0.39)%	(0.54)%	(2.57)%
Portfolio turnover rate	96%	72%	140%	22%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$— #	$0.02	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 2, 2002* to December 31, 2002
Class IA	2004(e)	2003(e)
Net asset value, beginning of period	$14.71	$11.27	$10.10

Income from investment operations:
Net investment income	0.17	0.14	0.04
Net realized and unrealized gain on investments	1.42	3.40	1.24

Total from investment operations	1.59	3.54	1.28

Less distributions:
Dividends from net investment income	(0.16)	(0.10)	(0.11)
Distributions from realized gains	(0.66)	—	—

Total dividends and distributions	(0.82)	(0.10)	(0.11)

Net asset value, end of period	$15.48	$14.71	$11.27

Total return (b)	10.89%	31.57%	12.54%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$636,240	$355,625	$71
Ratio of expenses to average net assets:
After waivers (a)	N/A	0.67%	0.70%
After waivers and fees paid indirectly (a)	0.61%	0.66%	0.69%
Before waivers and fees paid indirectly (a)	0.63%	0.67%	0.70%
Ratio of net investment income to average net assets:
After waivers (a)	N/A	1.04%	0.97%
After waivers and fees paid indirectly (a)	1.12%	1.05%	0.98%
Before waivers and fees paid indirectly (a)	1.10%	1.04%	0.97%
Portfolio turnover rate	49%	34%	39%

	Year Ended December 31,
Class IB	2004(e)	2003(e)	2002	2001	2000
Net asset value, beginning of year	$14.74	$11.29	$13.77	$13.85	$13.76

Income from investment operations:
Net investment income	0.13	0.10	0.08	0.10	0.21
Net realized and unrealized gain (loss) on investments	1.41	3.42	(2.35)	0.65	1.33

Total from investment operations	1.54	3.52	(2.27)	0.75	1.54

Less distributions:
Dividends from net investment income	(0.12)	(0.07)	(0.08)	(0.10)	(0.21)
Distributions from realized gains	(0.66)	—	(0.13)	(0.73)	(1.24)

Total dividends and distributions	(0.78)	(0.07)	(0.21)	(0.83)	(1.45)

Net asset value, end of year	$15.50	$14.74	$11.29	$13.77	$13.85

Total return	10.52%	31.28%	(16.68)%	5.49%	11.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,459,792	$1,137,826	$680,559	$613,150	$392,035
Ratio of expenses to average net assets:
After waivers	N/A	0.92%	0.95%	0.95%	0.92%
After waivers and fees paid indirectly	0.86%	0.91%	0.94%	N/A	N/A
Before waivers and fees paid indirectly	0.88%	0.92%	0.95%	0.95%	0.93%
Ratio of net investment income to average net assets:
After waivers	N/A	0.79%	0.72%	0.85%	1.56%
After waivers and fees paid indirectly	0.87%	0.80%	0.73%	N/A	N/A
Before waivers and fees paid indirectly	0.85%	0.79%	0.72%	0.85%	1.55%
Portfolio turnover rate	49%	34%	39%	64%	81%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO(j)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004(e)	2003(e)
Net asset value, beginning of period	$10.86	$8.66	$10.52

Income from investment operations:
Net investment income	0.17	0.14	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.21	2.30	(1.85)

Total from investment operations	2.38	2.44	(1.78)

Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.08)

Net asset value, end of period	$13.03	$10.86	$8.66

Total return (b)	22.04%	28.27%	(16.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,598	$2,163	$108
Ratio of expenses to average net assets:
After waivers (a)	1.00%	1.00%	1.00%
After waivers and fees paid indirectly (a)	0.93%	0.93%	0.99%
Before waivers and fees paid indirectly (a)	1.00%	1.01%	1.05%
Ratio of net investment income to average net assets:
After waivers (a)	1.42%	1.35%	1.00%
After waivers and fees paid indirectly (a)	1.49%	1.42%	1.01%
Before waivers and fees paid indirectly (a)	1.42%	1.34%	0.95%
Portfolio turnover rate	63%	163%	55%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$—	$—	$— #

	Year Ended December 31,
Class IB	2004(e)	2003(e)	2002	2001	2000
Net asset value, beginning of year	$10.86	$8.66	$10.46	$13.44	$19.35

Income from investment operations:
Net investment income	0.14	0.11	0.06	0.08	0.27
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.21	2.31	(1.80)	(2.98)	(2.71)

Total from investment operations	2.35	2.42	(1.74)	(2.90)	(2.44)

Less distributions:
Dividends from net investment income	(0.18)	(0.22)	(0.06)	(0.06)	(0.19)
Distributions from realized gains	—	—	—	(0.02)	(3.28)

Total dividends and distributions	(0.18)	(0.22)	(0.06)	(0.08)	(3.47)

Net asset value, end of year	$13.03	$10.86	$8.66	$10.46	$13.44

Total return	21.73%	28.01%	(16.61)%	(21.55)%	(12.33)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$894,530	$675,246	$454,735	$299,090	$357,232
Ratio of expenses to average net assets:
After waivers	1.25%	1.25%	1.25%	1.25%	1.23%
After waivers and fees paid indirectly	1.18%	1.18%	1.24%	N/A	N/A
Before waivers and fees paid indirectly	1.25%	1.26%	1.30%	1.39%	1.27%
Ratio of net investment income to average net assets:
After waivers	1.17%	1.10%	0.75%	0.66%	1.01%
After waivers and fees paid indirectly	1.24%	1.17%	0.76%	N/A	N/A
Before waivers and fees paid indirectly	1.17%	1.09%	0.70%	0.52%	0.98%
Portfolio turnover rate	63%	163%	55%	76%	112%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$0.02	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004(e)	2003	2002	2001	2000
Net asset value, beginning of year	$11.80	$9.10	$13.82	$20.91	$27.40

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.02)	0.07	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.53	2.71	(4.70)	(7.16)	(5.13)

Total from investment operations	1.52	2.70	(4.72)	(7.09)	(5.09)

Less distributions:
Distributions from realized gains	—	—	—	— #	(1.40)

Net asset value, end of year	$13.32	$11.80	$9.10	$13.82	$20.91

Total return	12.88%	29.67%	(34.15)%	(33.89)%	(18.56)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,988	$27,996	$22,611	$43,918	$72,889
Ratio of expenses to average net assets:
After waivers	N/A	N/A	N/A	N/A	0.70%
After waivers and fees paid indirectly	0.66%	0.71%	0.72%	N/A	N/A
Before waivers and fees paid indirectly	0.71%	0.72%	0.73%	0.72%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers	N/A	N/A	N/A	N/A	0.15%
After waivers and fees paid indirectly	(0.05)%	(0.09)%	(0.16)%	N/A	N/A
Before waivers and fees paid indirectly	(0.10)%	(0.10)%	(0.17)%	0.02%	0.14%
Portfolio turnover rate	101%	105%	110%	278%	203%

	Year Ended December 31,
Class IB	2004(e)	2003	2002	2001	2000
Net asset value, beginning of year	$11.64	$9.00	$13.70	$20.78	$27.33

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.04)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.51	2.68	(4.65)	(7.04)	(5.13)

Total from investment operations.	1.47	2.64	(4.70)	(7.08)	(5.15)

Less distributions:
Distributions from realized gains	—	—	—	— #	(1.40)

Net asset value, end of year	$13.11	$11.64	$9.00	$13.70	$20.78

Total return	12.63%	29.33%	(34.31)%	(34.06)%	(18.83)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$958,680	$935,920	$758,033	$1,363,276	$2,142,512
Ratio of expenses to average net assets:
After waivers	N/A	N/A	N/A	N/A	0.95%
After waivers and fees paid indirectly	0.91%	0.96%	0.97%	N/A	N/A
Before waivers and fees paid indirectly	0.96%	0.97%	0.98%	0.97%	0.95%
Ratio of net investment loss to average net assets:
After waivers	N/A	N/A	N/A	N/A	(0.11)%
After waivers and fees paid indirectly	(0.30)%	(0.34)%	(0.41)%	N/A	N/A
Before waivers and fees paid indirectly	(0.35)%	(0.35)%	(0.42)%	(0.23)%	(0.11)%
Portfolio turnover rate	101%	105%	110%	278%	203%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004	2003
Net asset value, beginning of period	$8.54	$7.04	$8.89

Income from investment operations:
Net investment income	0.07	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.93	1.50	(1.84)

Total from investment operations	1.00	1.57	(1.79)

Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.06)

Net asset value, end of period	$9.46	$8.54	$7.04

Total return (b)	11.67%	22.28%	(20.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$116	$98	$79
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.66%	0.69%	0.69%
Before waivers and fees paid indirectly (a)	0.70%	0.71%	0.71%
Ratio of net investment income to average net assets:
After waivers (a)	0.80%	0.93%	0.77%
After waivers and fees paid indirectly (a)	0.84%	0.94%	0.78%
Before waivers and fees paid indirectly (a)	0.80%	0.92%	0.76%
Portfolio turnover rate	90%	88%	70%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$—	$— #	$— #

	Year Ended December 31,
Class IB	2004	2003	2002	2001	2000
Net asset value, beginning of year	$8.55	$7.04	$8.97	$10.72	$10.84

Income from investment operations:
Net investment income	0.05	0.05	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.92	1.51	(1.93)	(1.75)	(0.12)

Total from investment operations	0.97	1.56	(1.89)	(1.71)	(0.08)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.04)	(0.04)	(0.04)

Net asset value, end of year	$9.47	$8.55	$7.04	$8.97	$10.72

Total return	11.37%	22.12%	(21.04)%	(15.97)%	(0.77)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$341,346	$311,991	$201,141	$244,038	$223,078
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.93%
After waivers and fees paid indirectly	0.91%	0.94%	0.94%	N/A	N/A
Before waivers and fees paid indirectly	0.95%	0.96%	0.96%	0.97%	0.96%
Ratio of net investment income to average net assets:
After waivers	0.55%	0.68%	0.52%	0.48%	0.45%
After waivers and fees paid indirectly	0.59%	0.69%	0.53%	N/A	N/A
Before waivers and fees paid indirectly	0.55%	0.67%	0.51%	0.46%	0.42%
Portfolio turnover rate	90%	88%	70%	84%	65%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$— #	$— #	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)	2002	2001(e)	2000(e)
Net asset value, beginning of year	$10.37	$10.38	$10.37	$10.33	$10.28

Income from investment operations:
Net investment income	0.12	0.09	0.16	0.39	0.64
Net realized and unrealized gain (loss) on investments	(0.01)	— #	— #	— †	—

Total from investment operations	0.11	0.09	0.16	0.39	0.64

Less distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.15)	(0.35)	(0.59)

Net asset value, end of year	$10.36	$10.37	$10.38	$10.37	$10.33

Total return	1.02%	0.82%	1.54%	3.82%	6.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$598,718	$705,877	$834,792	$860,719	$893,097
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.40%	0.40%
Ratio of net investment income to average net assets	1.01%	0.82%	1.48%	3.80%	6.02%

	Year Ended December 31,
Class IB	2004	2003(e)	2002	2001(e)	2000(e)
Net asset value, beginning of year	$10.31	$10.32	$10.32	$10.28	$10.25

Income from investment operations:
Net investment income	0.09	0.06	0.12	0.31	0.61
Net realized and unrealized gain (loss) on investments	(0.01)	— #	0.01	0.06 †	(0.01)

Total from investment operations	0.08	0.06	0.13	0.37	0.60

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.13)	(0.33)	(0.57)

Net asset value, end of year	$10.30	$10.31	$10.32	$10.32	$10.28

Total return	0.77%	0.57%	1.21%	3.63%	5.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$774,625	$942,215	$1,209,341	$1,155,159	$677,333
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.65%	0.65%
Ratio of net investment income to average net assets	0.76%	0.57%	1.23%	3.38%	5.78%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$10.37		$8.07		$11.09		$17.92		$22.93

Income from investment operations:
Net investment income	— #		0.02		0.09		0.20		0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.82		2.38		(1.66)		(2.66)		(1.33)

Total from investment operations	1.82		2.40		(1.57)		(2.46)		(1.19)

Less distributions:
Dividends from net investment income	(0.02)		(0.10)		(0.21)		(0.20)		(0.09)
Distributions from realized gains	(0.22)		—		(1.24)		(4.17)		(3.73)

Total dividends and distributions	(0.24)		(0.10)		(1.45)		(4.37)		(3.82)

Net asset value, end of year	$11.95		$10.37		$8.07		$11.09		$17.92

Total return	17.67%		29.87%		(16.37)%		(15.40)%		(6.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,778		$1,589		$1,415		$1,826		$2,871
Ratio of expenses to average net assets:
After waivers	1.15%		1.23%		1.25%		1.15%		1.27%
After waivers and fees paid indirectly	1.14%		1.15%		0.97%		1.15%		1.25%
Before waivers and fees paid indirectly	5.59%		2.28%		1.25%		1.26%		1.27%
Ratio of net investment income (loss) to average net assets:
After waivers	— %‡‡		0.17%		0.69%		1.61%		0.66%
After waivers and fees paid indirectly	0.01%		0.25%		0.97%		1.61%		0.68%
Before waivers and fees paid indirectly	(4.44)%		(0.88)%		0.69%		1.50%		0.66%
Portfolio turnover rate	111%		97%		66%		47%		27%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.48	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY EQUITY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$16.24		$12.38		$16.10		$35.12		$48.65

Income (loss) from investment operations:
Net investment income (loss)	— #		0.07		0.04		0.09		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.91		3.84		(3.67)		(5.44)		(3.03)

Total from investment operations	2.91		3.91		(3.63)		(5.35)		(3.07)

Less distributions:
Dividends from net investment income	(0.08)		(0.05)		(0.09)		—		—
Distributions from realized gains	—		—		—		(13.67)		(10.46)

Total dividends and distributions	(0.08)		(0.05)		(0.09)		(13.67)		(10.46)

Net asset value, end of year	$19.07		$16.24		$12.38		$16.10		$35.12

Total return	17.98%		31.63%		(22.67)%		(19.29)%		(8.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,560		$1,406		$1,170		$1,691		$2,599
Ratio of expenses to average net assets:
After waivers and reimbursements	1.15%		1.21%		1.34%		1.15%		1.40%
After waivers, reimbursements and fees paid indirectly	1.14%		1.15%		1.15%		1.15%		1.37%
Before waivers, reimbursements and fees paid indirectly	6.40%		2.51%		1.35%		1.32%		1.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.02)%		0.46%		0.11%		0.48%		(0.13)%
After waivers, reimbursements and fees paid indirectly	(0.01)%		0.52%		0.30%		0.48%		(0.10)%
Before waivers, reimbursements and fees paid indirectly	(5.27)%		(0.84)%		0.10%		0.31%		(0.13)%
Portfolio turnover rate	115%		98%		46%		54%		41%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income (loss)	$0.89	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$15.58		$12.43		$16.36		$20.78		$23.42

Income from investment operations:
Net investment income	0.30		0.28		0.23		0.27		0.32
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.73		3.13		(2.36)		(2.44)		0.68

Total from investment operations	3.03		3.41		(2.13)		(2.17)		1.00

Less distributions:
Dividends from net investment income	(0.59)		(0.26)		(0.29)		(0.33)		(0.39)
Distributions from realized gains	(1.58)		—		(1.51)		(1.92)		(3.25)

Total dividends and distributions	(2.17)		(0.26)		(1.80)		(2.25)		(3.64)

Net asset value, end of year	$16.44		$15.58		$12.43		$16.36		$20.78

Total return	19.86%		27.72%		(15.14)%		(10.97)%		6.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,594		$11,307		$9,820		$12,971		$16,993
Ratio of expenses to average net assets:
After waivers	1.00%		0.84%		0.73%		0.71%		0.73%
After waivers and fees paid indirectly	1.00%		0.81%		0.67%		0.71%		0.72%
Before waivers and fees paid indirectly	1.36%		0.84%		0.73%		0.71%		0.73%
Ratio of net investment income to average net assets:
After waivers	1.72%		2.09%		1.57%		1.56%		1.57%
After waivers and fees paid indirectly	1.72%		2.12%		1.63%		1.56%		1.58%
Before waivers and fees paid indirectly	1.36%		2.09%		1.57%		1.56%		1.57%
Portfolio turnover rate	69%		100%		41%		36%		31%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.06	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)	2002(e)	2001(e)	2000(e)
Net asset value, beginning of year	$11.70	$11.82	$11.46	$11.29	$10.91

Income from investment operations:
Net investment income	0.33	0.31	0.38	0.51	0.58
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.16)	(0.11)	0.35	0.21	0.42

Total from investment operations	0.17	0.20	0.73	0.72	1.00

Less distributions:
Dividends from net investment income	(0.66)	(0.32)	(0.37)	(0.55)	(0.62)
Distributions from realized gains	(0.05)	—	—	—	— #

Total dividends and distributions	(0.71)	(0.32)	(0.37)	(0.55)	(0.62)

Net asset value, end of year	$11.16	$11.70	$11.82	$11.46	$11.29

Total return	1.37%	1.70%	6.57%	6.58%	9.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$124,236	$132,972	$139,690	$86,351	$53,409
Ratio of expenses to average net assets:
After fees paid indirectly	N/A	0.66%	0.65%	0.62%	0.61%
Before fees paid indirectly	0.75%	0.66%	0.65%	0.62%	0.61%
Ratio of net investment income to average net assets:
After fees paid indirectly	N/A	2.61%	3.30%	4.48%	5.41%
Before fees paid indirectly	2.64%	2.61%	3.30%	4.48%	5.41%
Portfolio turnover rate	44%	32%	10%	20%	8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY INTERMEDIATE TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$11.56		$11.83		$11.27		$10.97		$10.82

Income from investment operations:
Net investment income	0.55		0.49		0.52		0.56		0.62
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.30)		(0.17)		0.49		0.34		0.19

Total from investment operations	0.25		0.32		1.01		0.90		0.81

Less distributions:
Dividends from net investment income	(1.10)		(0.59)		(0.45)		(0.60)		(0.66)
Distributions from realized gains	(0.02)		—		—		—		—

Total dividends and distributions	(1.12)		(0.59)		(0.45)		(0.60)		(0.66)

Net asset value, end of year	$10.69		$11.56		$11.83		$11.27		$10.97

Total return	2.24%		2.67%		9.34%		8.51%		7.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$61,708		$73,772		$92,499		$73,368		$52,812
Ratio of expenses to average net assets:
After waivers	0.75%		0.66%		0.65%		0.62%		0.61%
Before waivers	0.78%		0.66%		0.65%		0.62%		0.61%
Ratio of net investment income to average net assets:
After waivers	3.91%		4.14%		4.56%		5.09%		5.86%
Before waivers	3.88%		4.14%		4.56%		5.09%		5.86%
Portfolio turnover rate	13%		14%		10%		19%		30%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$— #	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY LONG TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)		2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$14.37		$14.53		$13.38		$13.27		$12.32

Income from investment operations:
Net investment income	0.77		0.69		0.68		0.70		0.74
Net realized and unrealized gain on investments and foreign currency transactions	0.32		— #		1.10		0.12		1.08

Total from investment operations	1.09		0.69		1.78		0.82		1.82

Less distributions:
Dividends from net investment income	(1.50)		(0.84)		(0.63)		(0.71)		(0.87)
Distributions from realized gains	(0.42)		(0.01)		—		—		—

Total dividends and distributions	(1.92)		(0.85)		(0.63)		(0.71)		(0.87)

Net asset value, end of year	$13.54		$14.37		$14.53		$13.38		$13.27

Total return	7.92%		4.81%		14.06%		6.28%		15.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$100,561		$108,325		$118,939		$131,717		$102,733
Ratio of expenses to average net assets:
After waivers	0.75%		0.66%		0.64%		0.62%		0.60%
After waivers and fees paid indirectly	N/A		0.66%		0.64%		0.62%		0.59%
Before waivers and fees paid indirectly	0.75%		0.66%		0.64%		0.62%		0.60%
Ratio of net investment income to average net assets:
After waivers	4.69%		4.65%		5.03%		5.25%		6.01%
After waivers and fees paid indirectly	N/A		4.65%		5.03%		5.25%		6.02%
Before waivers and fees paid indirectly	4.69%		4.65%		5.03%		5.25%		6.01%
Portfolio turnover rate	36%		18%		30%		39%		19%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$— #	$	* *	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONY MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2004	2003(e)			2002(e)		2001(e)		2000(e)
Net asset value, beginning of year	$1.00		$1.00			$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.01		0.01			0.01		0.04		0.06
Net realized and unrealized gain (loss) on investments	—		(0.01)			—		—		—

Total from investment operations	0.01		—			0.01		0.04		0.06

Less distributions:
Dividends from net investment income	(0.01)		(0.01)			(0.01)		(0.04)		(0.06)

Reimbursement by affiliate	—		0.01			—		—		—

Net asset value, end of year	$1.00		$1.00			$1.00		$1.00		$1.00

Total return	0.95%		0.89	%(d)		1.50%		3.80%		6.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,881		$235,694			$316,778		$314,937		$268,299
Ratio of expenses to average net assets:
After waivers	0.50%		0.50%			0.50%		0.50%		0.47%
Before waivers	0.60%		0.52%			0.53%		0.51%		0.47%
Ratio of net investment income to average net assets:
After waivers	0.93%		0.90%			1.49%		3.65%		5.93%
Before waivers	0.83%		0.88%			1.46%		3.64%		5.93%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$— #	$	*	*	$	* *	$	* *	$	* *

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		March 25, 2002* to December 31, 2002
Class IA	2004	2003(e)
Net asset value, beginning of period	$10.47	$7.19	$9.32

Income from investment operations:
Net investment income	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.79	3.26	(2.12)

Total from investment operations	1.87	3.33	(2.07)

Less distributions:
Dividends from net investment income	(0.09)	(0.05)	(0.06)
Distributions from realized gains	(0.38)	—	—

Total dividends and distributions	(0.47)	(0.05)	(0.06)

Net asset value, end of period	$11.87	$10.47	$7.19

Total return (b)	17.97%	46.30%	(22.23)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,361	$7,462	$87
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.38%	0.60%	0.60%
Before waivers and reimbursements (a)	0.38%	0.60%	0.60%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.94%	0.75%	0.91%
Before waivers and reimbursements (a)	0.94%	0.75%	0.91%
Portfolio turnover rate	21%	32%	29%

	Year Ended December 31,
Class IB	2004	2003(e)	2002	2001	2000
Net asset value, beginning of year	$10.47	$7.19	$9.15	$9.03	$10.85

Income from investment operations:
Net investment income	0.07	0.04	0.04	0.06	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.77	3.26	(1.96)	0.13	(0.55)

Total from investment operations	1.84	3.30	(1.92)	0.19	(0.46)

Less distributions:
Dividends from net investment income	(0.06)	(0.02)	(0.04)	(0.05)	(0.08)
Distributions from realized gains	(0.38)	—	—	(0.02)	(1.28)

Total dividends and distributions	(0.44)	(0.02)	(0.04)	(0.07)	(1.36)

Net asset value, end of year	$11.87	$10.47	$7.19	$9.15	$9.03

Total return	17.67%	45.94%	(20.96)%	2.12%	(3.43)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$480,368	$319,634	$99,391	$82,203	$72,747
Ratio of expenses to average net assets:
After waivers and reimbursements	0.63%	0.85%	0.85%	0.82%	0.75%
Before waivers and reimbursements	0.63%	0.85%	0.85%	0.82%	0.93%
Ratio of net investment income to average net assets:
After waivers and reimbursements	0.69%	0.50%	0.66%	0.74%	0.73%
Before waivers and reimbursements	0.69%	0.50%	0.66%	0.73%	0.55%
Portfolio turnover rate	21%	32%	29%	36%	59%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	October 1, 2004* to December 31, 2004
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain on investments	1.46

Total from investment operations	1.44

Net asset value, end of period	$11.44

Total return (b)	14.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$114
Ratio of expenses to average net assets:
After waivers (a)	1.03%
After waivers and fees paid indirectly (a)	1.01%
Before waivers and fees paid indirectly (a)	7.36%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.81)%
After waivers and fees paid indirectly (a)	(0.79)%
Before waivers and fees paid indirectly (a)	(7.14)%
Portfolio turnover rate	47%
Effect of voluntary expense limitation during the period:	$0.65
Per share benefit to net investment loss

Class IB	October 1, 2004* to December 31, 2004
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	1.46

Total from investment operations	1.43

Net asset value, end of period	$11.43

Total return (b)	14.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,598
Ratio of expenses to average net assets:
After waivers (a)	1.28%
After waivers and fees paid indirectly (a)	1.26%
Before waivers and fees paid indirectly (a)	7.61%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.06)%
After waivers and fees paid indirectly (a)	(1.04)%
Before waivers and fees paid indirectly (a)	(7.39)%
Portfolio turnover rate	47%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.65

See Notes to Financial Statements.

EQ ADVISORS TRUST

FINANCIAL HIGHLIGHTS — (Concluded)

*	Commencement of Operations.
**	Prior to December 31, 2004, these ratios and per share amounts were not provided.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
‡‡	Amount is less than 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	In 2003, 1.01% of the EQ/MONY Money Market Portfolio’s total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.
(e)	Net investment income and capital changes per share are based on monthly average shares outstanding.
(f)	On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 2000 through August 31, 2000 is that of the predecessor Alliance Equity Index Portfolio. Information prior to the year ended December 31, 2000 includes the results of operations of the predecessor BT Equity 500 Index Portfolio.
(g)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Lazard Large Cap Value Portfolio.
(h)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Global Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance International Portfolio.
(i)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MFS Research Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(j)	On April 26, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price International Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Mercury International Value Portfolio.
(k)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP Strategy Aggressive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance Small Cap Growth Portfolio.
(l)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP New Dimensions Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian U.S. Equity Portfolio.
(m)	On May 2, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/International Equity Index Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Alliance International Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

Note 1 Organization and Selected Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with forty-nine diversified portfolios and four non-diversified portfolios (each a “Portfolio”). The non-diversified Portfolios are: EQ/Enterprise Mergers and Acquisitions Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/Marsico Focus Portfolio and EQ/ Emerging Markets Equity Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for the Portfolio.

The Trust has the right to issue two classes of shares, Class IA and Class IB. Class IA shares were seeded for the EQ/Enterprise Equity Income and the EQ/Enterprise Growth Portfolios on December 13, 2004. As of and during the year ended December 31, 2004, the Trust had Class IB shares outstanding for each Portfolio except for the EQ/MONY Diversified Portfolio, EQ/MONY Equity Growth Portfolio, and the EQ/MONY Equity Income Portfolio, EQ/MONY Government Securities Portfolio, EQ/MONY Intermediate Term Bond Portfolio, EQ/MONY Long Term Bond Portfolio and EQ/MONY Money Market Portfolio (collectively “MONY Portfolios”). In addition, as of and during the year ended December 31, 2004, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) (“Equitable”), an indirect wholly-owned subsidiary of AXA, AXA Life and Annuity Company (“ALAC”), MONY Life Insurance Company (“MONY”) and MONY Life Insurance Company of America (“MONY America”), as well as insurance companies that are not affiliated with Equitable, ALAC, MONY or MONY America and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class IA for EQ/Alliance Premier Growth Portfolio, EQ/Bernstein Diversified Value Portfolio, EQ/Enterprise Equity Income Portfolio, EQ/Enterprise Growth Portfolio, EQ/FI Small/Mid Cap Value Portfolio and EQ/MFS Emerging Growth Companies Portfolio. Equitable is the primary shareholder of Class IA shares for EQ/Calvert Socially Responsible Portfolio, and EQ/Evergreen Omega Portfolio.

The investment objectives of each Portfolio are as follows:

EQ/Alliance Common Stock Portfolio (advised by Alliance Capital Management L.P. (“Alliance”)(an affiliate of Equitable)) — Seeks to achieve long-term growth of capital.

EQ/Alliance Growth and Income Portfolio (advised by Alliance) — Seeks to provide a high total return.

EQ/Alliance Intermediate Government Securities Portfolio (advised by Alliance) — Seeks to achieve high current income consistent with relative stability of principal.

EQ/Alliance International Portfolio (advised by Alliance) — Seeks long-term growth of capital.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

EQ/Alliance Premier Growth Portfolio (advised by Alliance) — Seeks to achieve long-term growth of capital.

EQ/Alliance Quality Bond Portfolio (advised by Alliance) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Alliance Small Cap Growth Portfolio (advised by Alliance) — Seeks to achieve long-term growth of capital.

EQ/Bernstein Diversified Value Portfolio (advised by Alliance through its Bernstein Investment Research and Management unit) — Seeks capital appreciation.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Brown Capital Management, Inc.) — Seeks long-term capital appreciation.

EQ/Capital Guardian Growth Portfolio (advised by Capital Guardian Trust Company (“Capital Guardian”)) — Seeks to achieve long-term growth of capital. Effective December 13, 2004, Capital Guardian replaced Putnam Investment Management, LLC (“Putnam”) as the Adviser for the EQ/Capital Guardian Growth Portfolio.

EQ/Capital Guardian International Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Capital Guardian U.S. Equity Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Emerging Markets Equity Portfolio (advised by Morgan Stanley Investment Management, Inc.) — Seeks long-term capital appreciation.

EQ/Enterprise Capital Appreciation Portfolio (advised by Marsico Capital Management, LLC (“Marsico”)) — Seeks to maximize capital appreciation.

EQ/Enterprise Deep Value Portfolio (advised by Wellington Management Company, LLP (“Wellington”)) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Enterprise Equity Portfolio (advised by TCW Investment Management Company) — Seeks to achieve long-term capital appreciation.

EQ/Enterprise Equity Income Portfolio (advised by Boston Advisors, Inc. (“Boston Advisors”), an affiliate of Equitable) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Enterprise Global Socially Responsive Portfolio (advised by Rockefeller & Co., Inc.) — Seeks to achieve total return.

EQ/Enterprise Growth Portfolio (advised by Montag & Caldwell, Inc. (“Montag”)) — Seeks to achieve capital appreciation.

EQ/Enterprise Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Enterprise High-Yield Bond Portfolio (advised by Caywood-Scholl Capital Management) — Seeks to maximize current income.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

EQ/Enterprise International Growth Portfolio (advised by SSgA Funds Management, Inc. (“SSgA”))— Seeks to achieve capital appreciation.

EQ/Enterprise Managed Portfolio (advised by Wellington) — Seeks to achieve growth of capital over time.

EQ/Enterprise Mergers and Acquisitions Portfolio (advised by Gabelli Asset Management Company (“GAMCO”))— Seeks to achieve capital appreciation.

EQ/Enterprise Multi-Cap Growth Portfolio (advised by Montag)— Seeks to achieve long-term capital appreciation. Effective December 13, 2004, Montag replaced Fred Alger Management, Inc. as Adviser for the EQ/Enterprise Multi-Cap Growth Portfolio.

EQ/Enterprise Short Duration Bond Portfolio (advised by Boston Advisors)— Seeks current income with reduced volatility of principal.

EQ/Enterprise Small Company Growth Portfolio (advised by Bear Stearns Asset Management Inc.)— Seeks to achieve capital appreciation. Effective December 13, 2004, Bear Stearns Asset Management Inc. replaced William D. Witter, Inc. as the Adviser for the EQ/Enterprise Small Company Growth Portfolio.

EQ/Enterprise Small Company Value Portfolio (advised by GAMCO)— Seeks to maximize capital appreciation.

EQ/Enterprise Total Return Portfolio (advised by Pacific Investment Management Company, LLC)— Seeks total return.

EQ/Equity 500 Index Portfolio (advised by Alliance) — Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Evergreen Omega Portfolio (advised by Evergreen Investment Management Company LLC) — Seeks long-term capital growth.

EQ/FI Mid Cap Portfolio (advised by Fidelity Management & Research Company (“Fidelity”)) — Seeks long-term growth of capital.

EQ/FI Small/Mid Cap Value Portfolio (advised by Fidelity) — Seeks long-term capital appreciation.

EQ/Janus Large Cap Growth Portfolio (advised by Janus Capital Management, LLC) — Seeks long-term growth of capital.

EQ/J.P. Morgan Core Bond Portfolio (advised by J.P. Morgan Investment Management Inc. (“JPMIM”)) — Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

EQ/JP Morgan Value Opportunities Portfolio (advised by JPMIM) — Seeks to achieve long-term capital appreciation. Effective December 13, 2004, JPMIM replaced Putnam as the Adviser for the EQ/JP Morgan Value Opportunities Portfolio.

EQ/Lazard Small Cap Value Portfolio (advised by Lazard Asset Management) — Seeks capital appreciation.

EQ/Marsico Focus Portfolio (advised by Marsico) — Seeks long-term growth of capital.

EQ/Mercury Basic Value Equity Portfolio (advised by Mercury Advisors) — Seeks capital appreciation and, secondarily, income.

EQ/Mercury International Value Portfolio (advised by Merrill Lynch Investment Managers International Limited) — Seeks capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

EQ/MFS Emerging Growth Companies Portfolio (advised by MFS Investment Management (“MFS”)) — Seeks to provide long-term capital growth.

EQ/MFS Investors Trust Portfolio (advised by MFS) — Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

EQ/Money Market Portfolio (advised by Alliance) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/MONY Diversified Portfolio (advised by Boston Advisors) — Seeks to maximize income and capital appreciation.

EQ/MONY Equity Growth Portfolio (advised by Boston Advisors) — Seeks to achieve capital appreciation.

EQ/MONY Equity Income Portfolio (advised by Boston Advisors) — Seeks to achieve capital appreciation and a high level of current income.

EQ/MONY Government Securities Portfolio (advised by Boston Advisors) — Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.

EQ/MONY Intermediate Term Bond Portfolio (advised by Boston Advisors) — Seeks to maximize income and capital appreciation through investment in intermediate-maturity debt obligations.

EQ/MONY Long Term Bond Portfolio (advised by Boston Advisors) — Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.

EQ/MONY Money Market Portfolio (advised by Boston Advisors) — Seeks to maximize current income while preserving capital and maintaining liquidity.

EQ/Small Company Index Portfolio (advised by Alliance) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

EQ/Wells Fargo Montgomery Small Cap Portfolio (advised by Wells Capital Management, Inc.) — Seeks long-term capital appreciation.

The following is a summary of the selected significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days are valued at representative quoted prices. The EQ/Money Market Portfolio and the EQ/MONY Money Market Portfolio value all short-term debt securities at amortized cost.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Trustees.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods. All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns and mergers. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2004 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Alliance Common Stock	$—	$—	$—
EQ/Alliance Growth and Income	31,626	—	(31,626)
EQ/Alliance Intermediate Government Securities	1,107,623	(1,097,246)	(10,377)

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Alliance International	$6,199,459	$(3,507,862)	$(2,691,597)
EQ/Alliance Premier Growth	2,790,060	—	(2,790,060)
EQ/Alliance Quality Bond	1,928,230	(1,928,230)	—
EQ/Alliance Small Cap Growth	6,319,215	—	(6,319,215)
EQ/Bernstein Diversified Value	—	(49,106)	49,106
EQ/Calvert Socially Responsible	80,370	—	(80,370)
EQ/Capital Guardian Growth	—	1,432	(1,432)
EQ/Capital Guardian International	(240,356)	375,620	(135,264)
EQ/Capital Guardian Research	325,726	(325,126)	(600)
EQ/Capital Guardian U.S. Equity	—	—	—
EQ/Emerging Markets Equity	593,746	169,945	(763,691)
EQ/Enterprise Capital Appreciation	94,711	5,883	(100,594)
EQ/Enterprise Deep Value	(10)	10	—
EQ/Enterprise Equity	2,283,808	—	(2,283,808)
EQ/Enterprise Equity Income	23,519	(132)	(23,387)
EQ/Enterprise Global Socially Responsive	3,700	(3,700)	—
EQ/Enterprise Growth	(20,077)	18,896	1,181
EQ/Enterprise Growth and Income	3,215	—	(3,215)
EQ/Enterprise High-Yield Bond	—	(28,020)	28,020
EQ/Enterprise International Growth	77,986	(77,986)	—
EQ/Enterprise Managed	138,057	198,685	(336,742)
EQ/Enterprise Mergers and Acquisitions	(1,033)	873	160
EQ/Enterprise Multi-Cap Growth	239,257	—	(239,257)
EQ/Enterprise Short Duration Bond	—	—	—
EQ/Enterprise Small Company Growth	745,144	(4,785)	(740,359)
EQ/Enterprise Small Company Value	(322,597)	114,338	208,259
EQ/Enterprise Total Return	230,212	(230,212)	—
EQ/Equity 500 Index	(289,757)	289,757	—
EQ/Evergreen Omega	—	—	—
EQ/FI Mid Cap	155,021	(155,021)	—
EQ/FI Small/Mid Cap Value	(1,250,646)	1,193,131	57,515
EQ/Janus Large Cap Growth	—	—	—
EQ/J.P. Morgan Core Bond	(505,663)	505,662	1
EQ/JP Morgan Value Opportunities	(58,297)	69,999	(11,702)
EQ/Lazard Small Cap Value	(663,647)	550,944	112,703
EQ/Marsico Focus	1,437,747	504,158	(1,941,905)
EQ/Mercury Basic Value Equity	—	—	—
EQ/Mercury International Value	(51,583)	51,585	(2)
EQ/MFS Emerging Growth Companies	2,891,104	40,997	(2,932,101)
EQ/MFS Investors Trust	(21,327)	21,327	—
EQ/Money Market	—	—	—
EQ/MONY Diversified	—	—	—
EQ/MONY Equity Growth	181	—	(181)

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/MONY Equity Income	$266	$(266)	$—
EQ/MONY Government Securities	13,605	(13,605)	—
EQ/MONY Intermediate Term Bond	5,299	(5,297)	(2)
EQ/MONY Long Term Bond	15,946	(15,946)	—
EQ/MONY Money Market	(578)	806	(228)
EQ/Small Company Index	(346,013)	377,241	(31,228)
EQ/Wells Fargo Montgomery Small Cap	8,169	(8,169)	—

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2004 to December 31, 2004, the Portfolios elected to defer until January 1, 2005 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/Alliance Common Stock	$—	$—
EQ/Alliance Growth and Income	—	—
EQ/Alliance Intermediate Government Securities	—	17,651
EQ/Alliance International	—	—
EQ/Alliance Premier Growth	—	9,111,160
EQ/Alliance Quality Bond	—	225,554
EQ/Alliance Small Cap Growth	—	—
EQ/Bernstein Diversified Value	—	—
EQ/Calvert Socially Responsible	—	5,106
EQ/Capital Guardian Growth	—	—
EQ/Capital Guardian International	559,546	—
EQ/Capital Guardian Research	—	—
EQ/Capital Guardian U.S. Equity	—	—
EQ/Emerging Markets Equity	1,605,741	—
EQ/Enterprise Capital Appreciation	—	—
EQ/Enterprise Deep Value	—	19,913
EQ/Enterprise Equity	—	—
EQ/Enterprise Equity Income	—	—
EQ/Enterprise Global Socially Responsive	320	—
EQ/Enterprise Growth	—	—
EQ/Enterprise Growth and Income	—	—
EQ/Enterprise High-Yield Bond	—	—
EQ/Enterprise International Growth	—	—
EQ/Enterprise Managed	—	—
EQ/Enterprise Mergers and Acquisitions	256	—
EQ/Enterprise Multi-Cap Growth	—	—
EQ/Enterprise Short Duration Bond	—	—
EQ/Enterprise Small Company Growth	—	—
EQ/Enterprise Small Company Value	—	—
EQ/Enterprise Total Return	—	73,938

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/Equity 500 Index	$—	$—
EQ/Evergreen Omega	—	—
EQ/FI Mid Cap	31,270	—
EQ/FI Small/Mid Cap Value	3,515	—
EQ/Janus Large Cap Growth	—	44,332
EQ/J.P. Morgan Core Bond	406,225	790,263
EQ/JP Morgan Value Opportunities	—	—
EQ/Lazard Small Cap Value	—	—
EQ/Marsico Focus	—	—
EQ/Mercury Basic Value Equity	—	—
EQ/Mercury International Value	—	—
EQ/MFS Emerging Growth Companies	—	—
EQ/MFS Investors Trust	1,183	—
EQ/Money Market	—	190
EQ/MONY Diversified	—	—
EQ/MONY Equity Growth	—	—
EQ/MONY Equity Income	—	—
EQ/MONY Government Securities	—	—
EQ/MONY Intermediate Term Bond	—	—
EQ/MONY Long Term Bond	—	—
EQ/MONY Money Market	—	232
EQ/Small Company Index	—	—
EQ/Wells Fargo Montgomery Small Cap	—	—

Fees Paid Indirectly:

For all Portfolios, the Trustees have approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected in the Statements of Operations. For the year ended December 31, 2004, several Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
EQ/Alliance Common Stock	$3,179,650
EQ/Alliance Growth and Income	987,641
EQ/Alliance International	168,547
EQ/Alliance Premier Growth	457,471
EQ/Alliance Small Cap Growth	355,543
EQ/Bernstein Diversified Value	273
EQ/Calvert Socially Responsible	12,796
EQ/Capital Guardian Growth	573,620
EQ/Capital Guardian International	192,905
EQ/Capital Guardian Research	131,289
EQ/Capital Guardian U.S. Equity	176,095
EQ/Emerging Markets Equity	164,712
EQ/Enterprise Equity	21,758
EQ/Enterprise Equity Income	3,043
EQ/Enterprise Managed	2,874

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Portfolios:	Amount
EQ/Enterprise Mergers and Acquisitions	$156
EQ/Enterprise Multi-Cap Growth	132,515
EQ/Enterprise Small Company Growth	726
EQ/Enterprise Small Company Value	9,022
EQ/Evergreen Omega	520,248
EQ/FI Mid Cap	321,853
EQ/FI Small/Mid Cap Value	242,765
EQ/JP Morgan Value Opportunities	1,009,149
EQ/Lazard Small Cap Value	1,786,687
EQ/Marsico Focus	355,416
EQ/Mercury Basic Value Equity	171,155
EQ/Mercury International Value	323,993
EQ/MFS Emerging Growth Companies	102,637
EQ/MFS Investors Trust	67,685
EQ/MONY Diversified	93
EQ/MONY Equity Growth	78
EQ/MONY Equity Income	323
EQ/Wells Fargo Montgomery Small Cap	158

In 2004, the Trust terminated its brokerage recognition payment program and amounts accrued and unpaid for brokerage recognition purposes were voluntarily credited to certain Portfolios of the Trust for expense reduction purposes. These non-recurring credits are included in “fees paid indirectly” on the Statements of Operations.

Portfolios:	Amount
EQ/Alliance Common Stock	$4,909,640
EQ/Alliance Growth and Income	697,999
EQ/Alliance International	115,656
EQ/Alliance Premier Growth	180,501
EQ/Alliance Small Cap Growth	380,953
EQ/Bernstein Diversified Value	38,254
EQ/Calvert Socially Responsible	6,921
EQ/Capital Guardian Growth	97,257
EQ/Capital Guardian International	23,367
EQ/Capital Guardian Research	452,318
EQ/Capital Guardian U.S. Equity	86,944
EQ/Emerging Markets Equity	82,703
EQ/Evergreen Omega	37,458
EQ/JP Morgan Value Opportunities	97,125
EQ/Lazard Small Cap Value	285,778
EQ/Marsico Focus	138,350
EQ/Mercury Basic Value Equity	151,252
EQ/Mercury International Value	258,532
EQ/MFS Emerging Growth Companies	269,938
EQ/MFS Investors Trust	49,712

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Securities Lending:

For all Portfolios, the Trustees have approved the lending of portfolio securities, through its custodian bank, The JPMorgan Chase Bank (“JPMorgan”), acting as lending agent to certain approved broker-dealers, in exchange for negotiated lenders’ fees. Prior to September 13, 2004 State Street Bank acted as lending agent to certain approved broker-dealers for the EQ/Enterprise Capital Appreciation Portfolio, EQ/Enterprise Deep Value Portfolio, EQ/Enterprise Equity Portfolio, EQ/Enterprise Equity Income Portfolio, EQ/Enterprise Global Socially Responsive Portfolio, EQ/Enterprise Growth Portfolio, EQ/ Enterprise Growth and Income Portfolio, EQ/Enterprise High-Yield Portfolio, EQ/Enterprise International Growth Portfolio, EQ/Enterprise Managed Portfolio, EQ/Enterprise Mergers and Acquisitions Portfolio, EQ/Enterprise Multi-Cap Growth Portfolio, EQ/Enterprise Short Duration Bond Portfolio, EQ/Enterprise Small Company Growth Portfolio, EQ/Enterprise Small Company Value Portfolio, EQ/Enterprise Total Return Portfolio (collectively, “EAT Portfolios”) and the MONY Portfolios. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2004, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments. Each Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised, are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios had swap contracts outstanding at December 31, 2004.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2004.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

The Trust has entered into an investment management agreement (the “Management Agreement”) with Equitable (the “Manager”). Prior to July 9, 2004, Enterprise Capital Management, Inc. (“ECM”) and MONY America were the managers of EAT and MONY Portfolios, respectively. The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with investment sub-advisers (“Advisers”) to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2004, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
EQ/Enterprise Capital Appreciation*	0.750% of average daily net assets
EQ/Enterprise Deep Value*	0.750% of average daily net assets
EQ/Enterprise Equity Income*	0.750% of average daily net assets
EQ/Enterprise Global Socially Responsive*	0.900% of average daily net assets
EQ/Enterprise Growth*	0.750% of average daily net assets
EQ/Enterprise Growth and Income*	0.750% of average daily net assets
EQ/Enterprise High-Yield Bond*	0.600% of average daily net assets
EQ/Enterprise International Growth*	0.850% of average daily net assets
EQ/Enterprise Mergers and Acquisitions*	0.900% of average daily net assets
EQ/Enterprise Multi-Cap Growth*	1.000% of average daily net assets
EQ/Enterprise Short Duration Bond*	0.450% of average daily net assets
EQ/Enterprise Small Company Growth*	1.000% of average daily net assets
EQ/Enterprise Total Return*	0.550% of average daily net assets
EQ/Equity 500 Index	0.250% of average daily net assets
EQ/Small Company Index	0.250% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/Enterprise Equity*	0.800%	0.750%	0.700%
EQ/Enterprise Managed*	0.800%	0.750%	0.700%
EQ/Enterprise Small Company Value*	0.800%	0.750%	0.700%
EQ/MONY Diversified	0.500%	0.350%	0.300%
EQ/MONY Equity Growth	0.500%	0.350%	0.300%
EQ/MONY Equity Income	0.500%	0.350%	0.300%
EQ/MONY Government Securities	0.500%	0.350%	0.300%
EQ/MONY Intermediate Term Bond	0.500%	0.350%	0.300%
EQ/MONY Long Term Bond	0.500%	0.350%	0.300%
EQ/MONY Money Market	0.400%	0.350%	0.300%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Alliance Intermediate Government Securities	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/Alliance Quality Bond	0.525%	0.500%	0.475%	0.455%	0.445%
EQ/J.P. Morgan Core Bond	0.450%	0.425%	0.400%	0.380%	0.370%
EQ/Money Market	0.350%	0.325%	0.300%	0.280%	0.270%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Alliance Common Stock	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Alliance Growth and Income	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Alliance International	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Alliance Premier Growth	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Alliance Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Bernstein Diversified Value	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Calvert Socially Responsible	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian International	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian U.S. Equity	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Emerging Markets Equity	1.150%	1.100%	1.075%	1.050%	1.025%
EQ/Evergreen Omega	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/FI Mid Cap	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/FI Small/Mid Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Janus Large Cap Growth	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/JP Morgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lazard Small Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Marsico Focus	0.900%	0.850%	0.825%	0.800%	0.775%
Q/Mercury Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
Q/Mercury International Value	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS Emerging Growth Companies	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/MFS Investors Trust	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Wells Fargo Montgomery Small Cap	0.850%	0.800%	0.775%	0.750%	0.725%

*	From January 1, 2004 through July 9, 2004, the Portfolio paid MONY a fee for sub-transfer agency, printing and other services. Effective July 9, 2004, there is no longer a fee for these services.

On behalf of the Trust, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

Equitable serves as Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays Equitable an annual fee payable monthly per the following fee schedule:

Fixed Charge

$30,000 for each Portfolio and for each portion of the Portfolio for which separate administrative services are provided, (e.g., portions of a Portfolio allocated to separate Advisers).

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Total Trust Average Net Asset Charge

0.0400 of 1% on the first $3.0 billion

0.0300 of 1% on the next $3.0 billion

0.0250 of 1% on the next $4.0 billion

0.0225 of 1% in excess of $10.0 billion

The above administration fee schedule for the following portfolios commenced July 9, 2004. Prior to July 9, 2004, all MONY Portfolios except EQ/MONY Money Market Portfolio paid Enterprise Capital Management, Inc. an administration fee payable monthly and computed at the annual rate of 0.07% of the first $250 million of the average daily net assets of each Portfolio; 0.05% of the next $250 million of the average daily net assets of each Portfolio; and 0.03% of the average daily net assets of each Portfolio in excess of $500 million. Prior to July 9, 2004, the EQ/MONY Money Market Portfolio paid Enterprise Capital Management, Inc. an administration fee payable monthly and computed at the annual rate of 0.04% of the first $250 million of the average daily net assets of each Portfolio; 0.035% of the next $250 million of the average daily net assets of each Portfolio; and 0.03% of the average daily net assets of each Portfolio in excess of $500 million.

Prior to July 9, 2004, EAT Portfolios did not accrue an administrative fee.

Pursuant to a sub-administration arrangement with Equitable, JPMorgan Investors Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4 Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan. Prior to September 13, 2004, State Street Bank was the custodian for the EAT and MONY Portfolios. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and to make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5 Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC and AXA Distributors, LLC, both indirect wholly-owned subsidiaries of Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust’s Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares. The Trust’s Class IA shares are not subject to such fees.

Prior to July 9, 2004, the EAT Portfolios were not subject to a distribution fee. Effective July 9, 2004, the EAT Portfolios are subject to a 0.25% of average daily net assets attributable to Class IB shares.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Note 6 Expense Limitation

In the interest of limiting expenses of certain Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to such Portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust’s Class IB Distribution Plan) of such Portfolios are limited to:

0.50% of average daily net assets of the
EQ/MONY Money Market Portfolio
0.55% of average daily net assets of the
EQ/J.P. Morgan Core Bond Portfolio
0.60% of average daily net assets of the
EQ/Small Company Index Portfolio
0.65% of average daily net assets of the
EQ/Enterprise Short Duration Bond Portfolio
EQ/Enterprise Total Return Portfolio
0.70% of average daily net assets of the
EQ/Bernstein Diversified Value Portfolio
EQ/Capital Guardian Growth Portfolio
EQ/Capital Guardian Research Portfolio
EQ/Capital Guardian U.S. Equity Portfolio
EQ/Evergreen Omega Portfolio
EQ/JP Morgan Value Opportunities Portfolio
EQ/Mercury Basic Value Equity Portfolio
EQ/MFS Investors Trust Portfolio
0.75% of average daily net assets of the
EQ/FI Mid Cap Portfolio
EQ/MONY Government Securities Portfolio
EQ/MONY Intermediate Term Bond Portfolio
EQ/MONY Long Term Bond Portfolio
0.80% of average daily net assets of the
EQ/Alliance Premier Growth Portfolio**
EQ/Calvert Socially Responsible Portfolio
0.85% of average daily net assets of the
EQ/Alliance International Portfolio
EQ/Enterprise High-Yield Bond Portfolio
EQ/FI Small/Mid Cap Value Portfolio
EQ/Lazard Small Cap Value Portfolio
0.90% of average daily net assets of the
EQ/Janus Large Cap Growth Portfolio
EQ/Marsico Focus Portfolio
0.95% of average daily net assets of the
EQ/Capital Guardian International Portfolio
EQ/MONY Equity Income Portfolio*
1.00% of average daily net assets of the
EQ/Mercury International Value Portfolio
1.05% of average daily net assets of the
EQ/Enterprise Deep Value Portfolio
EQ/Enterprise Equity Income Portfolio
EQ/Enterprise Growth and Income Portfolio
EQ/Enterprise Managed Portfolio
EQ/Wells Fargo Montgomery Small Cap Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

1.15% of average daily net assets of the
EQ/Enterprise Equity Portfolio
EQ/Enterprise Growth Portfolio
EQ/MONY Diversified Portfolio
EQ/MONY Equity Growth Portfolio
1.30% of average daily net assets of the
EQ/Enterprise Capital Appreciation Portfolio
EQ/Enterprise Global Socially Responsive Portfolio
EQ/Enterprise Small Company Growth Portfolio
EQ/Enterprise Small Company Value Portfolio
1.40% of average daily net assets of the
EQ/Enterprise Multi-Cap Growth Portfolio
1.45% of average daily net assets of the
EQ/Enterprise Mergers and Acquisitions Portfolio
1.55% of average daily net assets of the
EQ/Emerging Markets Equity Portfolio
EQ/Enterprise International Growth Portfolio

*	Effective September 10, 2004. Previous expense limitation was 1.05%.
**	Effective July 1, 2004. Previous expense limitation was 0.90%.

Prior to July 9, 2004, the expense limitations for the EAT and MONY Portfolios were implemented by ECM and MONY America.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years (prior three fiscal years for certain Portfolios, as indicated by a “†” in the following chart), provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees on a quarterly basis. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. The EAT and MONY Portfolios were added to the recoupment program as of July 9, 2004. During the year ended December 31, 2004, the Manager received a total of $1,975,700 in reimbursement for all of the Portfolios within the Trust. At December 31, 2004, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through					Total Eligible for Reimbursement
Portfolios:	2005	2006	2007	2008	2009
EQ/Alliance International†	$—	$263,157	$154,912	$—	$—	$418,069
EQ/Alliance Premier Growth†	644,621	483,298	1,062,486	—	—	2,190,405
EQ/Calvert Socially Responsible†	81,850	78,504	55,563	—	—	215,917
EQ/Capital Guardian Growth	87,262	118,237	168,223	184,295	101,921	659,938
EQ/Capital Guardian International†	202,459	233,863	283,075	—	—	719,397
EQ/Capital Guardian Research†	178,544	126,882	36,209	—	—	341,635
EQ/Capital Guardian U.S. Equity†	152,523	118,339	40,043	—	—	310,905
EQ/Emerging Markets Equity	280,645	573,560	90,578	61,308	79,653	1,085,744
EQ/Enterprise Deep Value†	—	—	58,661	—	—	58,661
EQ/Enterprise Equity†	—	—	3,689	—	—	3,689
EQ/Enterprise Equity Income†	—	—	56,744	—	—	56,744
EQ/Enterprise Global Socially Responsive†	—	—	54,112	—	—	54,112
EQ/Enterprise Growth and Income†	—	—	59,101	—	—	59,101

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

	Amount Eligible through					Total Eligible for Reimbursement
Portfolios:	2005	2006	2007	2008	2009
EQ/Enterprise High-Yield Bond†	$—	$—	$87,447	$—	$—	$87,447
EQ/Enterprise Managed†	—	—	296,620	—	—	296,620
EQ/Enterprise Mergers and Acquisitions†	—	—	50,928	—	—	50,928
EQ/Enterprise Multi-Cap Growth†	—	—	27,870	—	—	27,870
EQ/Enterprise Short Duration Bond†	—	—	62,932	—	—	62,932
EQ/Enterprise Small Company Growth†	—	—	53,919	—	—	53,919
EQ/Enterprise Total Return†	—	—	125,842	—	—	125,842
EQ/Evergreen Omega	57,964	94,038	104,124	106,256	91,070	453,452
EQ/FI Mid Cap†	171,926	176,252	133,611	—	—	481,789
EQ/Janus Large Cap Growth†	178,529	195,917	222,772	—	—	597,218
EQ/JP Morgan Value Opportunities†	27,696	8,070	2,938	—	—	38,704
EQ/Marsico Focus†	135,620	447,154	599,124	—	—	1,181,898
EQ/Mercury International Value	27,062	473,595	203,799	95,780	45,885	846,121
EQ/MFS Investors Trust	45,505	54,022	29,082	26,337	—	154,946
EQ/MONY Diversified†	—	—	55,503	—	—	55,503
EQ/MONY Equity Growth†	—	—	57,586	—	—	57,586
EQ/MONY Equity Income†	—	—	41,715	—	—	41,715
EQ/MONY Intermediate Term Bond†	—	—	20,375	—	—	20,375
EQ/MONY Long Term Bond†	—	—	7,951	—	—	7,951
EQ/MONY Money Market†	—	—	83,757	—	—	83,757
EQ/Wells Fargo Montgomery Small Cap†	—	—	49,825	—	—	49,825

Note 7 Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2004, the total amount deferred by the Trustees participating in the Plan was $1,068,255.

Note 8 Percentage of Ownership by Affiliated Portfolios

Shares of some of the Portfolios are held by the AXA Allocation fund of funds of the AXA Premier VIP Trust, an entity also advised by Equitable. The following table represents the percentage of ownership that each AXA Allocation Portfolio has in the underlying investment companies net assets as of December 31, 2004.

Portfolios:	AXA Conservative Allocation	AXA Conservative Plus Allocation	AXA Moderate Allocation	AXA Moderate Plus Allocation	AXA Aggressive Allocation
EQ/Alliance Premier Growth	0.13%	0.43%	32.67%	1.55%	0.85%
EQ/Alliance Quality Bond	0.93	1.27	61.61	2.03	0.28
EQ/Capital Guardian International	—	—	—	9.47	1.39
EQ/Lazard Small Cap Value	0.11	0.43	17.29	2.45	0.59
EQ/Marsico Focus	0.31	0.94	23.45	4.36	1.94
EQ/Mercury Basic Value Equity	—	0.53	20.63	7.16	1.73

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Note 9 Substitution and Reorganization Transactions

After the close of business on July 9, 2004, 23 portfolios of the former MONY Series Fund, Inc. and Enterprise Accumulation Trust were reorganized into their respective corresponding newly-created portfolios of the EQ Advisors Trust, a registered investment company managed by Equitable.

After the close of business on May 2, 2003, EQ/Alliance International Portfolio acquired the net assets of the EQ/International Equity Index Portfolio, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 408,865 Class IA shares and 12,213,646 Class IB shares of EQ/Alliance International Portfolio (valued at $3,057,994 and $90,046,488, respectively) for the 8,351 Class IA shares and 13,140,144 Class IB shares of EQ/International Equity Index Portfolio outstanding on May 2, 2003. EQ/International Equity Index Portfolio’s net assets at that date ($93,104,482), including $4,004,524 of unrealized depreciation, were combined with those of EQ/Alliance International Portfolio. The aggregate net assets of EQ/Alliance International Portfolio and EQ/International Equity Index Portfolio immediately before the substitutions were $1,092,895,733 and $93,104,482, respectively, resulting in combined net assets of $1,186,000,215.

Effective February 28, 2003 the Enterprise Growth Portfolio acquired all of the net assets of the Balanced Portfolio in a tax-free exchange of shares wherein the shareholders of the Enterprise Balanced Portfolio received for each share owned approximately 1.05 shares of the Enterprise Growth Portfolio. The aggregate net assets and unrealized appreciation/(depreciation) of the portfolios immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation/(Depreciation)
Portfolios	Before Merger	After Merger	Before Merger	After Merger
EQ/Enterprise Growth	$199,034,794	$215,792,972	$(17,240,287)	$(18,141,555)
Enterprise Balanced	16,758,178		(901,268)

Effective February 28, 2003 the Enterprise International Growth Portfolio acquired all of the net assets of the Enterprise Worldwide Growth and Emerging Countries Portfolios in a tax-free exchanges of shares wherein the shareholders of the Enterprise Worldwide Growth and Enterprise Emerging Countries Portfolios received for each share owned approximately 1.97 shares and 2.42 shares, respectively of the Enterprise International Growth Portfolio. The aggregate net assets and unrealized appreciation/(depreciation) of the portfolios immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation/(Depreciation)
Portfolios	Before Merger	After Merger	Before Merger	After Merger
EQ/Enterprise International Growth	$40,211,216	$42,209,580	$(11,305,050)	$(11,398,851)
Enterprise Worldwide Growth	821,424		(58,381)
Enterprise Emerging Countries	1,176,940		(35,420)

Note 10 Estimated Loss Contingency on Security

During 2003, Enron Corp. bankruptcy court sought to recoup proceeds from the EQ/MONY Intermediate Term Bond Portfolio’s $599,178 and the EQ/MONY Money Market Portfolio’s $1,898,947 early disposition of Enron Corp. commercial paper in 2001. In 2003, based upon current available information, the EQ/MONY Intermediate Term Bond Portfolio and the EQ/MONY Money Market Portfolio recorded an estimated loss contingency of $449,384 and $1,424,210, respectively, which has been reflected in the Statement of Operations as a realized loss. The previous investment adviser, MONY America has reimbursed the Portfolio to cover the estimated loss. The net result had no effect to the Portfolio’s net assets or Net Asset Value. This matter may not be resolved for a period of time over one year. As of December 31, 2004, no cash disbursements have been required to be paid to the bankruptcy court.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

December 31, 2004

Note 11 Subsequent Events

On December 1, 2004, the Trustees approved the proposed mergers and reorganizations of the following portfolios:

Existing Portfolio:	Surviving Portfolio:
EQ/Enterprise Capital Appreciation Portfolio	EQ/Marsico Focus Portfolio
EQ/Enterprise Deep Value Portfolio	EQ/Mercury Basic Value Equity Portfolio
EQ/Enterprise Global Socially Responsive Portfolio	EQ/Calvert Socially Responsible Portfolio
EQ/Enterprise Multi-Cap Growth Portfolio	EQ/Enterprise Growth Portfolio
EQ/MONY Equity Income Portfolio	EQ/Enterprise Equity Income Portfolio
EQ/MONY Equity Growth Portfolio	EQ/Capital Guardian Research Portfolio
EQ/MONY Diversified Portfolio	EQ/Capital Guardian Research Portfolio
EQ/MONY Money Market Portfolio	EQ/Money Market Portfolio

The Board of Trustees has yet to set a date for the special shareholder meeting and effective date for these transactions.

On January 20, 2005, the Trustees also approved the proposed conversion of the EQ/Enterprise Managed Portfolio (“Portfolio”) to a “fund of funds” structure. When effected, the Portfolio will be renamed the EQ/Enterprise Moderate Allocation Portfolio.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 53 portfolios constituting EQ Advisors Trust (the “Trust”) at December 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 14, 2005

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2004, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Alliance Common Stock	100.00%	$—	$—	$—
EQ/Alliance Growth and Income	100.00	—	—	—
EQ/Alliance Intermediate Government Securities	—	—	—	39,080
EQ/Alliance International	—	4,040,090	27,546,062	—
EQ/Alliance Premier Growth	—	—	—	—
EQ/Alliance Quality Bond	—	—	—	5,249,337
EQ/Alliance Small Cap Growth	—	—	—	—
EQ/Bernstein Diversified Value	100.00	—	—	13,058,872
EQ/Calvert Socially Responsible	—	—	—	—
EQ/Capital Guardian Growth	100.00	—	—	—
EQ/Capital Guardian International	—	450,351	10,009,473	—
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Capital Guardian U.S. Equity	100.00	—	—	—
EQ/Emerging Markets Equity	0.79	908,683	11,812,813	—
EQ/Enterprise Capital Appreciation	—	—	—	—
EQ/Enterprise Deep Value	56.84	—	—	30,077
EQ/Enterprise Equity	—	—	—	—
EQ/Enterprise Equity Income	100.00	—	—	—
EQ/Enterprise Global Socially Responsive	72.96	—	—	150,042
EQ/Enterprise Growth	100.00	—	—	—
EQ/Enterprise Growth and Income	100.00	—	—	—
EQ/Enterprise High-Yield Bond	—	—	—	—
EQ/Enterprise International Growth	—	124,913	1,104,949	—
EQ/Enterprise Managed	81.49	—	—	—
EQ/Enterprise Mergers and Acquisitions	16.61	—	—	29,425
EQ/Enterprise Multi-Cap Growth	—	—	—	—
EQ/Enterprise Short Duration Bond	—	—	—	—
EQ/Enterprise Small Company Growth	—	—	—	—
EQ/Enterprise Small Company Value	100.00	—	—	11,235,440
EQ/Enterprise Total Return	—	—	—	793,920
EQ/Equity 500 Index	100.00	—	—	—
EQ/Evergreen Omega	100.00	—	—	—
EQ/FI Mid Cap	30.60	—	—	42,555,263
EQ/FI Small/Mid Cap Value	34.62	—	—	85,665,304
EQ/Janus Large Cap Growth	100.00	—	—	—
EQ/J.P. Morgan Core Bond	—	—	—	2,965,873
EQ/JP Morgan Value Opportunities	100.00	—	—	—
EQ/Lazard Small Cap Value	12.01	—	—	59,824,665
EQ/Marsico Focus	—	—	—	—
EQ/Mercury Basic Value Equity	49.89	—	—	58,138,083
EQ/Mercury International Value	—	1,131,995	19,191,201	—

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/MFS Emerging Growth Companies	—%	$—	$—	$—
EQ/MFS Investors Trust	100.00	—	—	—
EQ/Money Market	—	—	—	—
EQ/MONY Diversified	—	—	—	32,195
EQ/MONY Equity Growth	—	—	—	—
EQ/MONY Equity Income	23.17	—	—	393,675
EQ/MONY Government Securities	—	—	—	560,438
EQ/MONY Intermediate Term Bond	—	—	—	100,447
EQ/MONY Long Term Bond	—	—	—	2,667,550
EQ/MONY Money Market	—	—	—	—
EQ/Small Company Index	27.67	—	—	7,442,612
EQ/Wells Fargo Montgomery Small Cap	—	—	—	—

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (46)	Trustee, Chairman and President and Chief Executive Officer	From September 2004 to present

From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Captial Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

				127	None

Independent Trustees

Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10036 (65)	Trustee	From March 2000 to present	Retired	72	From May 1994 to present, Director, Atlantic Bank of New York

Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10036 (58)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm)	72	From 1997 to present, Director, The PBHG Funds, Inc.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (Continued)

David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10036 (73)	Trustee	From May 2000 to present	Retired.	72	From 1987 to present, Director of USG Corporation. From 2004 to present, Director of Miami Corporation.
William M. Kearns, Jr. c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10036 (69)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to present, Vice Chairman, Keefe Managers, Inc.	72	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc.; from 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm); from 2001 to present, Advisory Director, Gridley & Company LLC; from 2002 to present, Director, United States Shipping Corp.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10036 (59)	Trustee	From March 1997 to present	Retired; from 1998 to December 2004, President and Chief Executive Officer, Burson-Marsteller worldwide (public relations).	72	None
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10036 (62)	Trustee	From March 1997 to present	From 1997 to present, Consultant/Director.	72	From 1997 to present, Director, LoJack Corporation
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10036 (51)	Trustee	From May 2000 to present	Retired.	72	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven M. Joenk 1290 Avenue of the Americas, New York, New York (46)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Captial Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (49)	Vice President and Secretary	From July 1999 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.

Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (43)	Chief Financial Officer and Treasurer	From December 2002 to present	From February 2001 to present, Vice President of AXA Financial; from December 1999 to December 2002, Controller of the Trust; from October 1999 to February 2001, Assistant Vice President of AXA Financial.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (43)	Vice President	From July 1999 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.; from July 1999 to present, Vice President of AXA Equitable.

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (47)	Vice President	From March 2002 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst and Assistant Vice President of AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas, New York, New York (37)	Vice President and Controller	From December 2002 to present	From February 2003 to present, Vice President of AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Equitable.

Andrew S. Novak, Esq. 1290 Avenue of the Americas, New York, New York (36)	Assistant Secretary	From September 2002 to present	From May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.

Joseph J. Paolo 1290 Avenue of the Americas, New York, New York (34)	Chief Compliance Officer	From September 2004 to present	From March 2004 to present, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Funds Management Group; from May 2002 to March 2004, Assistant Vice President and Compliance Director of AXA Financial and AXA Equitable; from February 2001 to May 2002 , Compliance Officer of AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators: and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 10(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2004: $1,051,889 and fiscal year 2003: $728,578

(b)	Audit-Related Fees for fiscal year 2004: $19,218 and fiscal year 2003: $4,015

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including consultation on technical accounting or regulatory matters relating to the registrant’s financial statements, review of the registrant’s regulatory filings that include the registrant’s financial statements and issuance of consent, and additional audit procedures and subsequent event reviews performed in connection with certain portfolio reorganizations and substitutions.

(c)	Tax Fees for fiscal year 2004: $168,897 and fiscal year 2003: $298,975

Tax	fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2004: $98,930 and fiscal year 2003: $4,015

All other fees include amounts related to consultation on technical accounting or regulatory matters relating to certain portfolio reorganizations and substitutions, review of the registrant’s related regulatory filings and issuances of consent.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2004: $4,487,730

For fiscal year 2003: $2,104,275

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Close-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Disclosures.

(a)	The registrant’s certifying officers have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report and have determined such controls and procedures to be reasonably designed to achieve the purposes described in Rule 30a-3(c) under the Investment Company Act of 1940.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s code of ethics required by Item 2 is filed herewith.

(a)(2)	Certifications required by Item 12(a)(2) are filed herewith.

(a)(3)	Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – not applicable.

(b)	Certifications required by Item 12(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
February 28, 2005

/s/ Kenneth T. Kozlowski
Kenneth T. Kozlowski
Chief Financial Officer
February 28, 2005